UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02368

Name of Registrant:	Vanguard Fixed Income Securities Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2020-January 31, 2021

Item 1: Reports to Shareholders

Annual Report   |   January 31, 2021
Vanguard U.S. Government Bond Funds
Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard Long-Term Treasury Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Short-Term Treasury Fund	7
Short-Term Federal Fund	26
Intermediate-Term Treasury Fund	45
Long-Term Treasury Fund	64
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2021, returns of the funds in this report ranged from 3.35% to 6.51%. Investor Shares of Vanguard Short-Term Treasury Fund returned the least, narrowly lagging its benchmark index. All other share classes in the funds outperformed their indexes. Admiral Shares of Vanguard Long-Term Treasury Fund returned the most.
•	The COVID-19 virus and aggressive attempts to contain it left millions unemployed. Bond market volatility initially spiked and liquidity eroded as the pandemic spread, but the Federal Reserve slashed interest rates and enacted stimulus programs to blunt the economic impact. Lawmakers acted, too, notably authorizing $2.3 trillion in spending under the CARES Act. Bond yields declined significantly by the end of the period and prices rose.
•	Each fund lagged its benchmark during the year’s first half and outperformed in the second. In both halves, the funds’ exposures to mortgage-backed securities and inflation-indexed U.S. Treasuries drove relative performance. Vanguard Fixed Income Group, the funds’ advisor, increased allocations to such assets amid the worst of the market’s springtime dislocation.
•	As of January 31, the funds' monthly SEC yields—a proxy for their annual income-generating potential—ranged from 0.03% for Investor Shares of the Short-Term Treasury Fund to 1.65% for Admiral Shares of the Long-Term Treasury Fund.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	12.48%	16.69%
Russell 2000 Index (Small-caps)	30.17	11.11	16.50
Russell 3000 Index (Broad U.S. market)	20.48	12.38	16.68
FTSE All-World ex US Index (International)	14.59	3.40	10.77
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.72%	5.49%	4.00%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.01	5.28	3.79
FTSE Three-Month U.S. Treasury Bill Index	0.45	1.53	1.16
CPI
Consumer Price Index	1.40%	1.81%	2.00%
1

Advisor’s Report
For the 12 months ended January 31, 2021, falling bond yields and rising prices led to solid returns across the fixed income market. Among the four funds in this report, Vanguard Short-Term Treasury Fund returned 3.46%, Vanguard Intermediate-Term Treasury Fund 5.60%, and Vanguard Long-Term Treasury Fund 6.51%, while Vanguard Short-Term Federal Fund returned 3.81%. (The returns and yields cited in this report are for Admiral Shares.) The Short-Term Treasury Fund performed in line with its benchmark index, while the other funds outperformed.
Each fund’s 30-day SEC yield—a proxy for its potential annualized rate of income—declined over the period. It dropped 137 basis points (1.37 percentage points) to 0.13% for the Short-Term
Treasury Fund, 99 basis points to 0.65% for the Intermediate-Term Treasury Fund, and 40 basis points to 1.65% for the Long-Term Treasury Fund. The yield of the Short-Term Federal Fund dropped 135 basis points to 0.72%.
Investment environment
The COVID-19 outbreak in early 2020 and aggressive efforts to contain it upended economies and financial markets worldwide during the fiscal year. As the pandemic spread, crude oil prices sank, trade and travel restrictions multiplied, nonessential businesses were shuttered, and unemployment spiked.
At the height of investor panic in March, bond market volatility spiked and liquidity eroded. Some investors raised cash by selling their most easily traded

Yields of U.S. Treasury Securities
Maturity	January 31, 2020	January 31, 2021
2 years	1.31%	0.11%
5 years	1.31	0.42
10 years	1.51	1.07
30 years	2.00	1.83
Source: Vanguard.
2

assets—U.S. Treasury and U.S. government agency debt—sending the yields of those securities higher and their prices lower. The damage was greater everywhere else in the bond market. Even high-quality issuers saw a dramatic widening of the marginal yields of their bonds relative to Treasuries.
Governments around the world acted quickly, however, committing trillions of dollars in spending, loans, and loan guarantees to blunt the pandemic’s impact on economic activity and jobs. Many central banks slashed short-term interest rates and ramped up bond purchases to stabilize markets and keep longer-term yields low.
Their intervention was so successful in defusing the liquidity crisis that yields soon began to fall, and bond issuance soared. As rates for home loans declined, refinancings surged, further depressing the yields of mortgage-backed securities and boosting the value of outstanding issues.
Action by the Federal Reserve pushed shorter-term Treasury yields significantly lower by January 31, 2021. Over the fiscal year, the yield of the 2-year Treasury note fell 120 basis points to 0.11%. Longer-term yields also fell amid central bank bond-buying and steady global demand for income. The yield of the bellwether 10-year Treasury note fell 44 basis points to 1.07%.
Management of the funds
All four funds underperformed their benchmark indexes for the first half of the fiscal year, through July 31, but they made up for those shortfalls by outperforming over the second half.
As the fiscal year started, all four funds were overweighted in mortgage-backed securities and Treasury Inflation-Protected Securities (TIPS). Those overweights hurt amid the market’s early springtime dislocations, but we remained confident in the long-term value of such exposures and increased them amid depressed valuations.
We anticipated policymakers’ rapid and strong responses, and the funds ultimately benefited from the market’s recovery. For example, expectations for lower inflation rates were priced into markets almost instantaneously at the onset of the crisis, but they dissipated in the months that followed. The unwinding of those expectations boosted the value of all of the funds’ holdings of mortgage-backed securities and TIPS, as well as tactical trades we made in older Treasuries.
The three Treasury funds also benefited from tactical overweights, made amid the worst of the market’s dislocations, in intermediate-term Treasuries. They had sold off disproportionately as the Fed cut its target for short-term rates and made clear that those rates would remain near zero for an extended period, anchoring short-term Treasury yields. With short-term rates pinned near zero, intermediate rates began to draw investor demand and rebounded sufficiently to add to the funds’ performance.
3

Outlook
Risks remain that increases in COVID-19 cases could lead to reimposed lockdowns that would further hurt economic growth and that vaccine distribution might take longer than hoped for. These risks are somewhat mitigated, though, because governments are better prepared to deal with outbreaks. Moreover, the Fed has signaled it will remain vigilant and provide more support to the market if needed.
Low yields worldwide, including negative rates in many parts of the global bond market, mean that the market for U.S. Treasuries should remain well-supported. TIPS are likely to continue to draw investor interest as the U.S. government pursues historic-in-scope fiscal stimulus and the Fed signals a willingness to temporarily abide inflation above its longstanding 2% target. Mortgage-backed securities offer more limited opportunities than in 2020. We expect the rapid pace of refinancing activity and the vast size of the market to keep presenting opportunities to add value through issue selection.
Although more fiscal stimulus is likely, the road to a full economic recovery will probably be bumpy and long. That may well translate into periods of turbulence, so a focus on diversification, deep research, and discipline will be key to potential investment success.
Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek attractive investment opportunities that will add to the funds' performance.
John Hollyer, CFA, Principal and
Global Head of Fixed Income Group
Gemma Wright-Casparius, Principal
and Portfolio Manager
Brian Quigley, Portfolio Manager
Vanguard Fixed Income Group
February 18, 2021
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2021
	Beginning Account Value 7/31/2020	Ending Account Value 1/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,003.86	$1.01
Admiral™ Shares	1,000.00	1,004.36	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,008.22	$1.01
Admiral Shares	1,000.00	1,008.73	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$993.38	$1.00
Admiral Shares	1,000.00	993.88	0.50
Long-Term Treasury Fund
Investor Shares	$1,000.00	$902.34	$0.96
Admiral Shares	1,000.00	902.80	0.48
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.13	$1.02
Admiral Shares	1,000.00	1,024.63	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.13	$1.02
Admiral Shares	1,000.00	1,024.63	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.13	$1.02
Admiral Shares	1,000.00	1,024.63	0.51
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.13	$1.02
Admiral Shares	1,000.00	1,024.63	0.51
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
6

Short-Term Treasury Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Treasury Fund Investor Shares	3.35%	1.88%	1.40%	$11,488
Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index	3.41	2.13	1.76	11,905
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	14,454

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Short-Term Treasury Fund Admiral Shares	3.46%	1.98%	1.50%	$58,019
Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index	3.41	2.13	1.76	59,526
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	72,272
See Financial Highlights for dividend and capital gains information.
7

Short-Term Treasury Fund
Fund Allocation
As of January 31, 2021
Asset-Backed/Commercial Mortgage-Backed Securities	0.2%
Government Mortgage-Backed Securities	12.6
U.S. Government Securities	87.2
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
8

Short-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (98.8%)
U.S. Government Securities (86.3%)
	U.S. Treasury Inflation Indexed Bonds	0.125%	1/15/23	50,734	52,922
	U.S. Treasury Inflation Indexed Bonds	0.625%	4/15/23	597,166	632,436
	U.S. Treasury Inflation Indexed Bonds	0.500%	4/15/24	149,256	161,149
	U.S. Treasury Note/Bond	2.500%	2/15/22	188,000	192,671
	U.S. Treasury Note/Bond	2.375%	3/15/22	75,000	76,899
	U.S. Treasury Note/Bond	0.375%	3/31/22	108,000	108,354
	U.S. Treasury Note/Bond	1.750%	3/31/22	150,000	152,859
	U.S. Treasury Note/Bond	0.125%	4/30/22	150,000	150,047
	U.S. Treasury Note/Bond	1.750%	5/15/22	148,500	151,632
	U.S. Treasury Note/Bond	2.125%	5/15/22	25,000	25,648
	U.S. Treasury Note/Bond	0.125%	6/30/22	150,000	150,047
	U.S. Treasury Note/Bond	0.125%	7/31/22	200,000	200,063
	U.S. Treasury Note/Bond	0.125%	8/31/22	150,000	150,047
	U.S. Treasury Note/Bond	1.875%	8/31/22	300,000	308,344
	U.S. Treasury Note/Bond	0.125%	9/30/22	250,000	250,039
	U.S. Treasury Note/Bond	1.750%	9/30/22	175,000	179,758
	U.S. Treasury Note/Bond	1.375%	10/15/22	102,500	104,694
[1]	U.S. Treasury Note/Bond	0.125%	10/31/22	300,000	300,047
	U.S. Treasury Note/Bond	1.875%	10/31/22	45,500	46,893
	U.S. Treasury Note/Bond	2.000%	10/31/22	50,000	51,641
	U.S. Treasury Note/Bond	1.625%	11/15/22	25,500	26,185
	U.S. Treasury Note/Bond	2.000%	11/30/22	35,500	36,720
	U.S. Treasury Note/Bond	2.250%	1/31/24	28,500	30,259
	U.S. Treasury Note/Bond	2.500%	1/31/24	126,500	135,256
	U.S. Treasury Note/Bond	2.750%	2/15/24	40,500	43,658
	U.S. Treasury Note/Bond	2.125%	2/29/24	200,000	211,844
	U.S. Treasury Note/Bond	2.125%	3/31/24	100,000	106,063
	U.S. Treasury Note/Bond	2.000%	4/30/24	58,046	61,402
	U.S. Treasury Note/Bond	2.000%	5/31/24	185,000	195,927
	U.S. Treasury Note/Bond	1.750%	6/30/24	80,000	84,150
	U.S. Treasury Note/Bond	2.000%	6/30/24	270,000	286,284
	U.S. Treasury Note/Bond	1.750%	7/31/24	90,000	94,753
	U.S. Treasury Note/Bond	2.125%	7/31/24	133,000	141,770
	U.S. Treasury Note/Bond	2.375%	8/15/24	185,000	198,991
	U.S. Treasury Note/Bond	1.250%	8/31/24	360,000	372,825
	U.S. Treasury Note/Bond	1.875%	8/31/24	75,000	79,359
	U.S. Treasury Note/Bond	1.500%	9/30/24	80,000	83,625
	U.S. Treasury Note/Bond	2.125%	9/30/24	60,000	64,069
9

Short-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	U.S. Treasury Note/Bond	1.500%	10/31/24	100,000	104,594
	U.S. Treasury Note/Bond	2.250%	10/31/24	140,000	150,325
	U.S. Treasury Note/Bond	2.250%	12/31/24	112,500	121,113
	U.S. Treasury Note/Bond	1.375%	1/31/25	90,000	93,853
[2]	U.S. Treasury Note/Bond	2.625%	3/31/25	90,000	98,578
	U.S. Treasury Note/Bond	2.125%	5/15/25	65,000	69,956
	U.S. Treasury Note/Bond	0.250%	6/30/25	15,000	14,932
	U.S. Treasury Note/Bond	2.750%	6/30/25	87,000	96,135
	U.S. Treasury Note/Bond	0.250%	7/31/25	210,000	208,917
	U.S. Treasury Note/Bond	2.000%	8/15/25	60,000	64,434
	U.S. Treasury Note/Bond	0.250%	9/30/25	16,000	15,895
	U.S. Treasury Note/Bond	0.250%	10/31/25	74,000	73,480
[1]	U.S. Treasury Note/Bond	0.375%	12/31/25	293,000	292,313
	U.S. Treasury Note/Bond	0.375%	1/31/26	250,000	249,297
					7,353,152
Conventional Mortgage-Backed Securities (9.3%)
[3,4]	Fannie Mae Pool	3.000%	12/1/49–1/1/50	40,172	41,608
[3,4]	Fannie Mae Pool	3.500%	1/1/49–8/1/49	36,188	37,551
[3,4]	Fannie Mae Pool	4.000%	4/1/49–8/1/49	22,908	24,088
[3,4]	Fannie Mae Pool	4.500%	9/1/48–11/1/49	14,565	15,451
[3,4]	Freddie Mac Gold Pool	4.500%	1/1/49	1,439	1,537
[3,4]	Freddie Mac Gold Pool	6.000%	10/1/27–4/1/28	38	44
[3,4]	Freddie Mac Pool	3.000%	11/1/49	7,113	7,264
[3,5]	Ginnie Mae	2.000%	3/18/51	62,000	64,277
[3]	Ginnie Mae II Pool	3.000%	9/20/49–11/20/49	7,727	7,993
[3,4,5]	UMBS Pool	2.000%	3/11/51–4/14/51	415,250	427,851
[3,4]	UMBS Pool	3.500%	10/1/44–8/1/49	45,391	49,316
[3,4]	UMBS Pool	4.000%	12/1/40–3/1/49	23,525	26,314
[3,4]	UMBS Pool	4.500%	7/1/47–8/1/49	74,050	82,228
[3,4]	UMBS Pool	5.000%	3/1/42–2/1/44	4,810	5,512
					791,034
Nonconventional Mortgage-Backed Securities (3.2%)
[3,4]	Fannie Mae REMICS	1.750%	11/25/32–3/25/46	43,852	44,508
[3,4]	Fannie Mae REMICS	1.850%	8/25/46	8,177	8,404
[3,4]	Fannie Mae REMICS	2.125%	10/25/42	1,693	1,709
[3,4]	Fannie Mae REMICS	2.250%	10/25/43–7/15/44	15,647	16,091
[3,4]	Fannie Mae REMICS	2.500%	11/25/42–12/25/49	8,719	9,001
[3,4]	Fannie Mae REMICS	3.000%	10/25/33–9/25/49	31,310	33,301
[3,4]	Fannie Mae REMICS	4.000%	12/25/46	8,092	8,538
[3,4]	Fannie Mae REMICS	5.000%	9/25/40	5,492	6,275
[3,4]	Freddie Mac REMICS	1.750%	4/15/43	2,922	2,981
[3,4]	Freddie Mac REMICS	2.000%	7/15/42	3,727	3,849
[3,4]	Freddie Mac REMICS	2.250%	3/15/41–9/25/49	7,188	7,358
[3,4]	Freddie Mac REMICS	2.500%	12/15/39–12/25/49	21,756	22,578
[3,4]	Freddie Mac REMICS	3.000%	7/25/49	7,232	7,622
[3,4]	Freddie Mac REMICS	3.500%	12/25/49	4,589	4,879
[3,4]	Freddie Mac REMICS	5.000%	12/15/40	8,603	9,845
[3,4]	Freddie Mac Strips	2.500%	9/15/47	12,243	12,985
[3,4]	Freddie Mac Strips	3.000%	6/15/42	4,052	4,284
[3]	Ginnie Mae	1.500%	10/20/45	10,122	10,215
[3]	Ginnie Mae	2.500%	11/20/47–9/20/49	10,563	11,161
[3]	Ginnie Mae	2.750%	9/20/45–5/20/46	22,907	23,339
[3]	Ginnie Mae	3.000%	8/20/44–12/20/47	22,334	22,873
10

Short-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Ginnie Mae	4.000%	10/20/47	1,768	1,894
					273,690
Total U.S. Government and Agency Obligations (Cost $8,389,721)					8,417,876
Asset-Backed/Commercial Mortgage-Backed Securities (0.2%)
[3]	U.S. Small Business Administration Class 1 Series 2002-20L	5.100%	12/1/22	249	257
[3]	U.S. Small Business Administration Class 1 Series 2004-20F	5.520%	6/1/24	422	446
[3]	U.S. Small Business Administration Class 1 Series 2004-20G	5.190%	7/1/24	178	186
[3]	U.S. Small Business Administration Class 1 Series 2005-20J	5.090%	10/1/25	688	728
[3]	U.S. Small Business Administration Class 1 Series 2006-20D	5.640%	4/1/26	804	862
[3]	U.S. Small Business Administration Class 1 Series 2006-20L	5.120%	12/1/26	1,360	1,465
[3]	U.S. Small Business Administration Class 1 Series 2007-20C	5.230%	3/1/27	1,206	1,305
[3]	U.S. Small Business Administration Class 1 Series 2007-20D	5.320%	4/1/27	947	1,021
[3]	U.S. Small Business Administration Class 1 Series 2007-20E	5.310%	5/1/27	2,011	2,194
[3]	U.S. Small Business Administration Class 1 Series 2007-20G	5.820%	7/1/27	794	872
[3]	U.S. Small Business Administration Class 1 Series 2007-20I	5.560%	9/1/27	4,126	4,491
[3]	U.S. Small Business Administration Class 1 Series 2009-20I	4.200%	9/1/29	1,765	1,894
[3]	U.S. Small Business Administration Class 1 Series 2009-20J	3.920%	10/1/29	2,761	2,968
[3]	U.S. Small Business Administration Class 1 Series 2009-20K	4.090%	11/1/29	1,375	1,492
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $19,335)					20,181
				Shares
Temporary Cash Investments (4.5%)
Money Market Fund (4.5%)
[6]	Vanguard Market Liquidity Fund (Cost $382,696)	0.107%		3,826,953	382,695
11

Short-Term Treasury Fund
	Expiration Date	Contracts	Exercise Price	Notional Amount ($000)	Market Value• ($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/19/21	324	$138.50	44,874	20
Total Options Purchased (Cost $51)					20
Total Investments (103.5%) (Cost $8,791,803)					8,820,772
Other Assets and Liabilities—Net (-3.5%)					(302,341)
Net Assets (100%)					8,518,431
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $771,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $6,422,000 have been segregated as initial margin for open futures contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2021.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
12

Short-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
	Expiration Date	Contracts	Exercise Price	Notional Amount ($000)	Market Value ($000)
Exchange-Traded Options
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/19/21	324	$135.50	43,902	(20)
Total Options Written (Premiums Received $55)					(20)

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Futures Contracts
2-Year U.S. Treasury Note	March 2021	(1,102)	(243,516)	(268)
5-Year U.S. Treasury Note	March 2021	(627)	(78,924)	(6)
Ultra 10-Year U.S. Treasury Note	March 2021	(2,626)	(403,953)	2,254
Ultra Long U.S. Treasury Bond	March 2021	(248)	(50,770)	594
				2,574

See accompanying Notes, which are an integral part of the Financial Statements.
13

Short-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $8,409,107)	8,438,077
Affiliated Issuers (Cost $382,696)	382,695
Total Investments in Securities	8,820,772
Investment in Vanguard	327
Cash	1,752
Receivables for Investment Securities Sold	1,860,399
Receivables for Accrued Income	33,935
Receivables for Capital Shares Issued	14,160
Variation Margin Receivable—Futures Contracts	1,568
Other Assets	130
Total Assets	10,733,043
Liabilities
Payables for Investment Securities Purchased	2,207,300
Payables for Capital Shares Redeemed	6,763
Payables for Distributions	252
Payables to Vanguard	277
Options Written, at Value (Premiums Received $55)	20
Total Liabilities	2,214,612
Net Assets	8,518,431
At January 31, 2021, net assets consisted of:

Paid-in Capital	8,473,597
Total Distributable Earnings (Loss)	44,834
Net Assets	8,518,431

Investor Shares—Net Assets
Applicable to 65,052,377 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	700,563
Net Asset Value Per Share—Investor Shares	$10.77

Admiral Shares—Net Assets
Applicable to 725,945,805 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,817,868
Net Asset Value Per Share—Admiral Shares	$10.77

See accompanying Notes, which are an integral part of the Financial Statements.
14

Short-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Interest[1]	75,177
Total Income	75,177
Expenses
The Vanguard Group—Note B
Investment Advisory Services	880
Management and Administrative—Investor Shares	1,271
Management and Administrative—Admiral Shares	6,805
Marketing and Distribution—Investor Shares	103
Marketing and Distribution—Admiral Shares	507
Custodian Fees	62
Auditing Fees	38
Shareholders' Reports—Investor Shares	38
Shareholders' Reports—Admiral Shares	82
Trustees’ Fees and Expenses	5
Total Expenses	9,791
Net Investment Income	65,386
Realized Net Gain (Loss)
Investment Securities Sold[1]	223,640
Futures Contracts	29,562
Options Purchased	2,852
Options Written	2,206
Realized Net Gain (Loss)	258,260
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(33,104)
Futures Contracts	(2,089)
Options Purchased	153
Options Written	485
Change in Unrealized Appreciation (Depreciation)	(34,555)
Net Increase (Decrease) in Net Assets Resulting from Operations	289,091
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $609,000, $59,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Short-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	65,386	205,386
Realized Net Gain (Loss)	258,260	87,891
Change in Unrealized Appreciation (Depreciation)	(34,555)	46,440
Net Increase (Decrease) in Net Assets Resulting from Operations	289,091	339,717
Distributions[1]
Investor Shares	(14,913)	(15,949)
Admiral Shares	(173,458)	(189,824)
Total Distributions	(188,371)	(205,773)
Capital Share Transactions
Investor Shares	36,739	(27,066)
Admiral Shares	(517,391)	735,111
Net Increase (Decrease) from Capital Share Transactions	(480,652)	708,045
Total Increase (Decrease)	(379,932)	841,989
Net Assets
Beginning of Period	8,898,363	8,056,374
End of Period	8,518,431	8,898,363
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Short-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.64	$10.48	$10.49	$10.65	$10.73
Investment Operations
Net Investment Income	.070[1]	.245[1]	.227[1]	.127[1]	.094
Net Realized and Unrealized Gain (Loss) on Investments	.286	.160	(.009)	(.160)	(.048)
Total from Investment Operations	.356	.405	.218	(.033)	.046
Distributions
Dividends from Net Investment Income	(.070)	(.245)	(.228)	(.127)	(.094)
Distributions from Realized Capital Gains	(.156)	—	—	—	(.032)
Total Distributions	(.226)	(.245)	(.228)	(.127)	(.126)
Net Asset Value, End of Period	$10.77	$10.64	$10.48	$10.49	$10.65
Total Return[2]	3.35%	3.91%	2.11%	-0.31%	0.43%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$701	$655	$671	$737	$900
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	0.64%	2.30%	2.18%	1.20%	0.87%
Portfolio Turnover Rate[3]	357%	340%	282%	280%	249%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 57%, 5%, 37%, 7%, and 3%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Short-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.64	$10.48	$10.49	$10.65	$10.73
Investment Operations
Net Investment Income	.079[1]	.254[1]	.238[1]	.138[1]	.105
Net Realized and Unrealized Gain (Loss) on Investments	.288	.162	(.010)	(.160)	(.048)
Total from Investment Operations	.367	.416	.228	(.022)	.057
Distributions
Dividends from Net Investment Income	(.081)	(.256)	(.238)	(.138)	(.105)
Distributions from Realized Capital Gains	(.156)	—	—	—	(.032)
Total Distributions	(.237)	(.256)	(.238)	(.138)	(.137)
Net Asset Value, End of Period	$10.77	$10.64	$10.48	$10.49	$10.65
Total Return[2]	3.46%	4.01%	2.21%	-0.21%	0.53%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,818	$8,243	$7,385	$7,044	$6,805
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.73%	2.40%	2.28%	1.30%	0.97%
Portfolio Turnover Rate[3]	357%	340%	282%	280%	249%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 57%, 5%, 37%, 7%, and 3%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
18

Short-Term Treasury Fund
Notes to Financial Statements
Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented 10% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
19

Short-Term Treasury Fund
3. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2021, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.
At January 31, 2021, counterparties had deposited in segregated accounts securities with a value of $330,000 in connection with TBA transactions.
5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in
20

Short-Term Treasury Fund
mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the
21

Short-Term Treasury Fund
conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $327,000, representing less than 0.01% of the fund’s net assets and 0.13% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
22

Short-Term Treasury Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	8,417,876	—	8,417,876
Asset-Backed/Commercial Mortgage-Backed Securities	—	20,181	—	20,181
Temporary Cash Investments	382,695	—	—	382,695
Option Purchased	20	—	—	20
Total	382,715	8,438,057	—	8,820,772
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,568	—	—	1,568
Liabilities
Options Written	20	—	—	20
1	Represents variation margin on the last day of the reporting period.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	26,824
Total Distributable Earnings (Loss)	(26,824)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; and the treatment of deflation and
23

Short-Term Treasury Fund
amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	8,761
Undistributed Long-Term Gains	9,627
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	26,698
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	168,115	205,773
Long-Term Capital Gains	20,256	—
Total	188,371	205,773
*	Includes short-term capital gains, if any.
As of January 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,794,054
Gross Unrealized Appreciation	30,184
Gross Unrealized Depreciation	(3,486)
Net Unrealized Appreciation (Depreciation)	26,698
E.	During the year ended January 31, 2021, the fund purchased $31,437,230,000 of investment securities and sold $31,663,478,000 of investment securities, other than temporary cash investments.
F.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	502,974	46,442	276,043	26,184
Issued in Lieu of Cash Distributions	13,876	1,285	13,877	1,313
Redeemed	(480,111)	(44,212)	(316,986)	(30,037)
Net Increase (Decrease)—Investor Shares	36,739	3,515	(27,066)	(2,540)
24

Short-Term Treasury Fund
	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	4,620,655	426,251	2,554,837	241,901
Issued in Lieu of Cash Distributions	152,189	14,096	150,526	14,242
Redeemed	(5,290,235)	(489,007)	(1,970,252)	(186,524)
Net Increase (Decrease)—Admiral Shares	(517,391)	(48,660)	735,111	69,619
G.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.
25

Short-Term Federal Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Federal Fund Investor Shares	3.71%	2.15%	1.71%	$11,849
Bloomberg Barclays U.S. 1–5 Year Government Bond Index	3.39	2.13	1.76	11,901
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	14,454

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Short-Term Federal Fund Admiral Shares	3.81%	2.25%	1.81%	$59,838
Bloomberg Barclays U.S. 1–5 Year Government Bond Index	3.39	2.13	1.76	59,504
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	72,272
See Financial Highlights for dividend and capital gains information.
26

Short-Term Federal Fund
Fund Allocation
As of January 31, 2021
Agency Bonds and Notes	37.6%
Asset-Backed/Commercial Mortgage-Backed Securities	5.7
Government Mortgage-Backed Securities	38.0
Sovereign Bonds	0.1
U.S. Government Securities	18.6
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
27

Short-Term Federal Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (85.4%)
U.S. Government Securities (16.9%)
[1]	U.S. Treasury Note/Bond	2.250%	4/15/22	43,000	44,109
	U.S. Treasury Note/Bond	0.125%	4/30/22	50,400	50,416
	U.S. Treasury Note/Bond	1.375%	10/15/22	69,300	70,783
	U.S. Treasury Note/Bond	1.625%	12/15/22	67,500	69,409
	U.S. Treasury Note/Bond	0.125%	12/15/23	199,000	198,751
	U.S. Treasury Note/Bond	0.250%	10/31/25	40,000	39,719
[2]	U.S. Treasury Note/Bond	0.375%	11/30/25	522,200	521,221
	U.S. Treasury Note/Bond	0.375%	12/31/25	103,930	103,686
	U.S. Treasury Note/Bond	0.500%	8/31/27	2,320	2,290
[1]	U.S. Treasury Note/Bond	0.375%	9/30/27	14,700	14,374
[1]	U.S. Treasury Note/Bond	0.500%	10/31/27	247,000	243,256
					1,358,014
Agency Bonds and Notes (34.0%)
[3]	Fannie Mae Interest Strip	0.000%	11/15/25	72,402	70,415
[3]	Fannie Mae Interest Strip	0.000%	5/15/26	91,000	87,689
[3]	Fannie Mae Interest Strip	0.000%	10/25/40	9,637	9,113
[3]	Fannie Mae Principal Strip	0.000%	1/15/30	43,650	38,733
[3]	Fannie Mae Principal Strip	0.000%	5/15/30	122,915	108,283
	Federal Farm Credit Banks Funding Corp.	0.125%	11/23/22	37,000	36,997
	Federal Farm Credit Banks Funding Corp.	0.680%	3/9/26	275,000	275,014
	Federal Home Loan Banks	1.750%	3/8/30	13,375	14,103
[3]	Federal Home Loan Mortgage Corp.	0.250%	6/26/23	82,000	82,198
[3]	Federal Home Loan Mortgage Corp.	0.250%	11/6/23	150,000	150,256
[3]	Federal Home Loan Mortgage Corp.	0.250%	12/4/23	430,000	430,633
[3]	Federal Home Loan Mortgage Corp.	1.500%	2/12/25	136,000	142,299
[3]	Federal Home Loan Mortgage Corp.	0.640%	11/24/25	174,650	174,912
[3]	Federal Home Loan Mortgage Corp.	0.700%	12/30/25	194,850	195,022
[3]	Federal National Mortgage Association	0.250%	5/22/23	102,449	102,687
[3]	Federal National Mortgage Association	0.500%	6/17/25	110,000	110,467
[3]	Federal National Mortgage Association	0.375%	8/25/25	130,000	129,607
[3]	Federal National Mortgage Association	0.650%	12/17/25	138,500	138,815
[3]	Federal National Mortgage Association	0.650%	12/17/25	180,495	180,887
[3]	Freddie Mac Coupon Strips	0.000%	3/15/31	4,455	3,849
[3]	Freddie Mac Strips	0.000%	3/15/31	21,820	18,853
	Private Export Funding Corp.	4.300%	12/15/21	4,430	4,588
	Private Export Funding Corp.	3.550%	1/15/24	8,700	9,517
	Resolution Funding Corp. Interest Strip	0.000%	1/15/28	4,090	3,819
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	4,590	4,266
28

Short-Term Federal Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Resolution Funding Corp. Interest Strip	0.000%	7/15/29	26,775	24,079
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	38,500	34,103
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	162,058	142,548
	Tennessee Valley Authority Principal Strip	0.000%	11/1/25	17,342	16,774
					2,740,526
Conventional Mortgage-Backed Securities (20.4%)
[3,4]	Fannie Mae Pool	3.000%	10/1/49–1/1/50	52,348	54,216
[3,4]	Fannie Mae Pool	3.500%	1/1/49–12/1/49	50,476	52,067
[3,4]	Fannie Mae Pool	4.000%	4/1/49–8/1/49	12,403	13,042
[3,4]	Fannie Mae Pool	4.500%	9/1/48–11/1/49	67,751	71,875
[3,4]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	4,134	4,309
[3,4]	Freddie Mac Gold Pool	2.500%	6/1/22–10/1/31	12,664	13,432
[3,4]	Freddie Mac Gold Pool	3.000%	11/1/29–3/1/31	19,054	20,201
[3,4]	Freddie Mac Gold Pool	3.500%	3/1/21–8/1/29	7,429	7,969
[3,4]	Freddie Mac Gold Pool	4.000%	6/1/21–1/1/29	2,884	3,066
[3,4]	Freddie Mac Gold Pool	4.500%	8/1/22–1/1/49	13,525	14,411
[3,4]	Freddie Mac Gold Pool	5.000%	4/1/21–6/1/25	547	570
[3,4]	Freddie Mac Pool	3.000%	10/1/49–11/1/49	14,760	15,075
[4,5]	Ginnie Mae	2.000%	3/18/51	76,000	78,791
[4]	Ginnie Mae II Pool	3.000%	9/20/49–11/20/49	21,024	21,699
[3,4,5]	UMBS Pool	1.500%	3/16/36	89,500	91,668
[3,4,5]	UMBS Pool	2.000%	10/1/27–4/14/51	868,142	896,333
[3,4]	UMBS Pool	2.500%	2/1/28–9/1/31	16,603	17,565
[3,4]	UMBS Pool	3.000%	6/1/21–3/1/31	25,465	26,997
[3,4]	UMBS Pool	3.500%	2/1/21–8/1/49	61,475	66,664
[3,4]	UMBS Pool	4.000%	5/1/21–3/1/49	43,957	48,890
[3,4]	UMBS Pool	4.500%	3/1/22–8/1/49	40,016	44,418
[3,4]	UMBS Pool	5.000%	4/1/21–2/1/44	5,392	6,141
[3,4]	UMBS Pool	5.500%	5/1/21–9/1/41	24,668	28,263
[3,4]	UMBS Pool	6.000%	5/1/24–1/1/41	36,546	43,577
					1,641,239
Nonconventional Mortgage-Backed Securities (14.1%)
[3,4]	Fannie Mae REMICS	1.500%	12/25/41–1/25/43	63,365	64,295
[3,4]	Fannie Mae REMICS	1.650%	12/25/42	10,178	10,275
[3,4]	Fannie Mae REMICS	1.750%	11/25/32–3/25/46	96,535	97,953
[3,4]	Fannie Mae REMICS	1.850%	8/25/46	12,675	13,026
[3,4]	Fannie Mae REMICS	2.000%	12/25/44	4,715	4,817
[3,4]	Fannie Mae REMICS	2.100%	4/25/43	3,604	3,669
[3,4]	Fannie Mae REMICS	2.125%	10/25/42	5,452	5,503
[3,4]	Fannie Mae REMICS	2.250%	7/25/43–7/15/44	42,286	43,471
[3,4]	Fannie Mae REMICS	2.500%	6/25/40–1/25/50	51,394	53,066
[3,4]	Fannie Mae REMICS	3.000%	10/25/33–9/25/49	85,662	89,527
[3,4]	Fannie Mae REMICS	3.500%	3/25/43–10/25/48	44,252	46,069
[3,4]	Fannie Mae REMICS	4.000%	12/25/46–10/25/48	5,322	5,659
[3,4]	Fannie Mae REMICS	5.000%	9/25/40	9,188	10,499
[3,4]	Fannie Mae REMICS	5.250%	9/25/41	4,085	4,771
[3,4]	Freddie Mac REMICS	1.250%	2/15/42	23,306	23,487
[3,4]	Freddie Mac REMICS	1.500%	10/15/42	21,152	21,398
[3,4]	Freddie Mac REMICS	1.750%	4/15/43	12,216	12,460
[3,4]	Freddie Mac REMICS	2.000%	7/15/42	12,198	12,597
[3,4]	Freddie Mac REMICS	2.250%	3/15/41–9/25/49	21,725	22,267
[3,4]	Freddie Mac REMICS	2.500%	4/15/37–12/25/49	142,543	148,389
[3,4]	Freddie Mac REMICS	2.750%	1/15/46–10/25/49	4,334	4,532
[3,4]	Freddie Mac REMICS	3.000%	10/15/45–7/25/49	31,601	33,118
[3,4]	Freddie Mac REMICS	3.500%	5/15/40–12/25/49	49,626	54,162
29

Short-Term Federal Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Freddie Mac REMICS	4.000%	8/15/47–5/15/49	29,152	31,592
[3,4]	Freddie Mac REMICS	5.000%	12/15/40	14,797	16,933
[3,4]	Freddie Mac REMICS	6.500%	5/15/24	3,196	3,387
[3,4]	Freddie Mac Strips	2.500%	9/15/47	19,073	20,229
[3,4]	Freddie Mac Strips	3.000%	6/15/42	8,166	8,634
[4]	Ginnie Mae	1.500%	10/20/45	67,317	67,941
[4,6]	Ginnie Mae	2.038%	12/20/42	4,241	4,403
[4]	Ginnie Mae	2.500%	9/20/43–9/20/49	19,784	20,836
[4]	Ginnie Mae	2.750%	9/20/45–5/20/49	72,083	73,492
[4]	Ginnie Mae	3.000%	3/20/41–3/20/48	66,810	68,835
[4]	Ginnie Mae	3.500%	4/20/48–5/20/49	9,400	10,153
[4]	Ginnie Mae	4.000%	10/20/47–9/20/48	19,952	20,581
					1,132,026
Total U.S. Government and Agency Obligations (Cost $6,819,808)					6,871,805
Asset-Backed/Commercial Mortgage-Backed Securities (5.2%)
[3,4,7]	Freddie Mac Multiclass Certificates Class AX Series 2020-RR11	2.843%	1/27/29	112,919	21,260
[3,4,7]	Freddie Mac Multiclass Certificates Class BX Series 2020-RR11	2.441%	12/27/28	88,401	12,549
[3,4,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class X1 Series K054	1.169%	1/25/26	83,756	4,323
[3,4,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class X1 Series K057	1.181%	7/25/26	137,524	7,668
[3,4,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class X1 Series K105	1.523%	1/25/30	59,963	7,263
[3,4,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class X1 Series K109	1.584%	4/25/30	89,327	11,295
[3,4,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class X1 Series K110	1.698%	4/25/30	40,269	5,348
[3,4,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class X1 Series K111	1.573%	5/25/30	57,943	7,398
[3,4,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class X1 Series K112	1.433%	5/25/30	22,592	2,658
[3,4,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class X1 Series K115	1.328%	6/25/30	79,478	8,694
[3,4,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class X1 Series K116	1.428%	7/25/30	91,957	10,630
[3,4,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class X1 Series K120	1.040%	10/25/30	108,966	9,452
[3,4,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class X1 Series K121	1.029%	10/25/30	46,993	4,029
[3,4,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class X1 Series K122	0.883%	11/25/30	78,991	5,925
[3,4,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class X1 Series K123	0.775%	12/1/30	154,000	10,264
[3,4,7]	Freddie Mac Multifamily Structured Pass Through Certificates Class X1 Series K152	0.956%	1/25/31	85,103	6,457
[4]	U.S. Small Business Administration Class 1 Series 2002-20L	5.100%	12/1/22	153	158
[4]	U.S. Small Business Administration Class 1 Series 2004-20F	5.520%	6/1/24	387	410
[4]	U.S. Small Business Administration Class 1 Series 2004-20G	5.190%	7/1/24	109	114
[4]	U.S. Small Business Administration Class 1 Series 2005-20A	4.860%	1/1/25	130	137
[4]	U.S. Small Business Administration Class 1 Series 2005-20B	4.625%	2/1/25	62	66
30

Short-Term Federal Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	U.S. Small Business Administration Class 1 Series 2005-20C	4.950%	3/1/25	47	49
[4]	U.S. Small Business Administration Class 1 Series 2005-20G	4.750%	7/1/25	32	34
[4]	U.S. Small Business Administration Class 1 Series 2005-20J	5.090%	10/1/25	425	449
[4]	U.S. Small Business Administration Class 1 Series 2006-20D	5.640%	4/1/26	495	530
[4]	U.S. Small Business Administration Class 1 Series 2006-20H	5.700%	8/1/26	718	778
[4]	U.S. Small Business Administration Class 1 Series 2006-20J	5.370%	10/1/26	1,720	1,851
[4]	U.S. Small Business Administration Class 1 Series 2006-20K	5.360%	11/1/26	2,900	3,133
[4]	U.S. Small Business Administration Class 1 Series 2006-20L	5.120%	12/1/26	844	909
[4]	U.S. Small Business Administration Class 1 Series 2007-20C	5.230%	3/1/27	746	808
[4]	U.S. Small Business Administration Class 1 Series 2007-20D	5.320%	4/1/27	589	635
[4]	U.S. Small Business Administration Class 1 Series 2007-20E	5.310%	5/1/27	1,245	1,358
[4]	U.S. Small Business Administration Class 1 Series 2007-20G	5.820%	7/1/27	487	534
[4]	U.S. Small Business Administration Class 1 Series 2007-20I	5.560%	9/1/27	2,543	2,768
[4]	U.S. Small Business Administration Class 1 Series 2007-20L	5.290%	12/1/27	32	35
[4]	U.S. Small Business Administration Class 1 Series 2008-20B	5.160%	2/1/28	83	91
[4]	U.S. Small Business Administration Class 1 Series 2008-20C	5.490%	3/1/28	72	79
[4]	U.S. Small Business Administration Class 1 Series 2008-20D	5.370%	4/1/28	175	192
[4]	U.S. Small Business Administration Class 1 Series 2008-20F	5.680%	6/1/28	52	58
[4]	U.S. Small Business Administration Class 1 Series 2008-20H	6.020%	8/1/28	55	60
[4]	U.S. Small Business Administration Class 1 Series 2008-20J	5.630%	10/1/28	70	78
[4]	U.S. Small Business Administration Class 1 Series 2009-20A	5.720%	1/1/29	41	45
[4]	U.S. Small Business Administration Class 1 Series 2009-20D	4.310%	4/1/29	41	44
[4]	U.S. Small Business Administration Class 1 Series 2009-20I	4.200%	9/1/29	965	1,035
[4]	U.S. Small Business Administration Class 1 Series 2009-20J	3.920%	10/1/29	1,500	1,612
[4]	U.S. Small Business Administration Class 1 Series 2009-20K	4.090%	11/1/29	740	804
[4]	U.S. Small Business Administration Class 1 Series 2010-20H	3.520%	8/1/30	123	132
[4]	U.S. Small Business Administration Class 1 Series 2011-20B	4.220%	2/1/31	250	274
[4]	U.S. Small Business Administration Class 1 Series 2011-20H	3.290%	8/1/31	61	65
[4]	U.S. Small Business Administration Class 1 Series 2012-20I	2.200%	9/1/32	42	43
31

Short-Term Federal Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	U.S. Small Business Administration Class 1 Series 2013-20G	3.150%	7/1/33	63	68
[4]	U.S. Small Business Administration Class 1 Series 2013-20K	3.380%	11/1/33	77	83
[4]	U.S. Small Business Administration Class 1 Series 2017-20I	2.780%	12/1/37	2,109	2,243
[4]	U.S. Small Business Administration Class 1 Series 2018-20A	2.920%	1/1/38	10,754	11,613
[4]	U.S. Small Business Administration Class 1 Series 2018-20B	3.220%	2/1/38	18,014	19,576
[4]	U.S. Small Business Administration Class 1 Series 2018-20C	3.200%	3/1/38	36,284	39,401
[4]	U.S. Small Business Administration Class 1 Series 2018-20D	3.310%	4/1/38	25,612	27,829
[4]	U.S. Small Business Administration Class 1 Series 2018-20E	3.500%	5/1/38	7,296	7,999
[4]	U.S. Small Business Administration Class 1 Series 2018-20F	3.600%	6/1/38	13,149	14,503
[4]	U.S. Small Business Administration Class 1 Series 2018-20J	3.770%	10/1/38	24,658	27,406
[4]	U.S. Small Business Administration Class 1 Series 2018-20K	3.870%	11/1/38	14,463	16,196
[4]	U.S. Small Business Administration Class 1 Series 2018-20L	3.540%	12/1/38	19,298	21,075
[4]	U.S. Small Business Administration Class 1 Series 2018-25F	3.670%	12/1/43	2,044	2,251
[4]	U.S. Small Business Administration Class 1 Series 2019-20A	3.370%	1/1/39	8,000	8,777
[4]	U.S. Small Business Administration Class 1 Series 2019-20C	3.200%	3/1/39	8,241	8,905
[4]	U.S. Small Business Administration Class 1 Series 2019-25E	3.070%	5/1/44	6,041	6,593
[4]	U.S. Small Business Administration Class 1 Series 2019-25F	2.770%	6/1/44	9,517	10,262
[4]	U.S. Small Business Administration Class 1 Series 2019-25G	2.690%	7/1/44	10,251	11,010
[4]	U.S. Small Business Administration Class 1 Series 2019-25H	2.310%	8/1/44	11,568	12,069
[4]	U.S. Small Business Administration Class 1 Series 2019-25I	2.380%	12/1/44	6,610	6,930
[4]	U.S. Small Business Administration Class 1 Series 2019-25K	2.480%	11/1/44	8,389	8,823
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $388,130)					418,193
Sovereign Bonds (0.1%)
[8]	State of Israel (Cost $6,160)	0.000%	11/1/24	6,905	6,754
32

Short-Term Federal Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (21.2%)
Money Market Fund (21.2%)
[9]	Vanguard Market Liquidity Fund (Cost $1,706,336)	0.107%	17,063,396	1,706,340
Total Investments (111.9%) (Cost $8,920,434)				9,003,092
Other Assets and Liabilities—Net (-11.9%)				(956,003)
Net Assets (100%)				8,047,089
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $23,955,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $2,365,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2021.
6	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Interest-only security.
8	U.S. government-guaranteed.
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2021	2,757	609,232	90
Short Futures Contracts
10-Year U.S. Treasury Note	March 2021	(6,271)	(859,323)	2,076
5-Year U.S. Treasury Note	March 2021	(93)	(11,706)	—
Long U.S. Treasury Bond	March 2021	(86)	(14,510)	507
Ultra 10-Year U.S. Treasury Note	March 2021	(5,853)	(900,356)	14,854
Ultra Long U.S. Treasury Bond	March 2021	(390)	(79,840)	1,150
				18,587
				18,677

See accompanying Notes, which are an integral part of the Financial Statements.
33

Short-Term Federal Fund
Statement of Assets and Liabilities
As of January 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $7,214,098)	7,296,752
Affiliated Issuers (Cost $1,706,336)	1,706,340
Total Investments in Securities	9,003,092
Investment in Vanguard	307
Receivables for Investment Securities Sold	2,003,634
Receivables for Accrued Income	15,702
Receivables for Capital Shares Issued	24,371
Variation Margin Receivable—Futures Contracts	4,952
Other Assets	111
Total Assets	11,052,169
Liabilities
Due to Custodian	5,062
Payables for Investment Securities Purchased	2,990,657
Payables for Capital Shares Redeemed	8,707
Payables for Distributions	390
Payables to Vanguard	264
Total Liabilities	3,005,080
Net Assets	8,047,089
At January 31, 2021, net assets consisted of:

Paid-in Capital	7,938,752
Total Distributable Earnings (Loss)	108,337
Net Assets	8,047,089

Investor Shares—Net Assets
Applicable to 69,628,443 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	767,224
Net Asset Value Per Share—Investor Shares	$11.02

Admiral Shares—Net Assets
Applicable to 660,675,104 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,279,865
Net Asset Value Per Share—Admiral Shares	$11.02

See accompanying Notes, which are an integral part of the Financial Statements.
34

Short-Term Federal Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Interest[1]	87,645
Total Income	87,645
Expenses
The Vanguard Group—Note B
Investment Advisory Services	671
Management and Administrative—Investor Shares	1,211
Management and Administrative—Admiral Shares	4,919
Marketing and Distribution—Investor Shares	95
Marketing and Distribution—Admiral Shares	376
Custodian Fees	64
Auditing Fees	40
Shareholders' Reports—Investor Shares	33
Shareholders' Reports—Admiral Shares	82
Trustees’ Fees and Expenses	4
Total Expenses	7,495
Net Investment Income	80,150
Realized Net Gain (Loss)
Investment Securities Sold[1]	108,687
Futures Contracts	(8,784)
Options Purchased	(876)
Options Written	3,297
Realized Net Gain (Loss)	102,324
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	20,519
Futures Contracts	24,416
Options Purchased	(322)
Options Written	(134)
Change in Unrealized Appreciation (Depreciation)	44,479
Net Increase (Decrease) in Net Assets Resulting from Operations	226,953
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,742,000, ($89,000), and $—, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
35

Short-Term Federal Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	80,150	112,498
Realized Net Gain (Loss)	102,324	27,714
Change in Unrealized Appreciation (Depreciation)	44,479	69,989
Net Increase (Decrease) in Net Assets Resulting from Operations	226,953	210,201
Distributions[1]
Investor Shares	(10,838)	(13,781)
Admiral Shares	(98,386)	(98,841)
Total Distributions	(109,224)	(112,622)
Capital Share Transactions
Investor Shares	130,437	(11,719)
Admiral Shares	2,804,847	323,046
Net Increase (Decrease) from Capital Share Transactions	2,935,284	311,327
Total Increase (Decrease)	3,053,013	408,906
Net Assets
Beginning of Period	4,994,076	4,585,170
End of Period	8,047,089	4,994,076
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
36

Short-Term Federal Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.79	$10.57	$10.55	$10.70	$10.79
Investment Operations
Net Investment Income	.125[1]	.246[1]	.208[1]	.142[1]	.116
Net Realized and Unrealized Gain (Loss) on Investments	.274	.221	.021	(.144)	(.063)
Total from Investment Operations	.399	.467	.229	(.002)	.053
Distributions
Dividends from Net Investment Income	(.127)	(.247)	(.209)	(.142)	(.116)
Distributions from Realized Capital Gains	(.042)	—	—	(.006)	(.027)
Total Distributions	(.169)	(.247)	(.209)	(.148)	(.143)
Net Asset Value, End of Period	$11.02	$10.79	$10.57	$10.55	$10.70
Total Return[2]	3.71%	4.46%	2.20%	-0.02%	0.49%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$767	$623	$622	$719	$827
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.14%	2.30%	1.98%	1.33%	1.07%
Portfolio Turnover Rate[3]	663%	499%	327%	211%	304%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 180%, 32%, 90%, 30%, and 38%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
37

Short-Term Federal Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.79	$10.57	$10.55	$10.70	$10.79
Investment Operations
Net Investment Income	.130[1]	.257[1]	.219[1]	.153[1]	.127
Net Realized and Unrealized Gain (Loss) on Investments	.280	.220	.020	(.144)	(.063)
Total from Investment Operations	.410	.477	.239	.009	.064
Distributions
Dividends from Net Investment Income	(.138)	(.257)	(.219)	(.153)	(.127)
Distributions from Realized Capital Gains	(.042)	—	—	(.006)	(.027)
Total Distributions	(.180)	(.257)	(.219)	(.159)	(.154)
Net Asset Value, End of Period	$11.02	$10.79	$10.57	$10.55	$10.70
Total Return[2]	3.81%	4.56%	2.30%	0.08%	0.59%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,280	$4,371	$3,963	$4,239	$4,819
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.19%	2.40%	2.08%	1.43%	1.17%
Portfolio Turnover Rate[3]	663%	499%	327%	211%	304%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 180%, 32%, 90%, 30%, and 38%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
38

Short-Term Federal Fund
Notes to Financial Statements
Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented 11% and 16% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
39

Short-Term Federal Fund
3. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2021, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at January 31, 2021.
4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.
At January 31, 2021, counterparties had deposited in segregated accounts securities with a value of $467,000 and cash of $817,000 in connection with TBA transactions.
40

Short-Term Federal Fund
5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the
41

Short-Term Federal Fund
extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $307,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
42

Short-Term Federal Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	6,871,805	—	6,871,805
Asset-Backed/Commercial Mortgage-Backed Securities	—	418,193	—	418,193
Sovereign Bonds	—	6,754	—	6,754
Temporary Cash Investments	1,706,340	—	—	1,706,340
Total	1,706,340	7,296,752	—	9,003,092
Derivative Financial Instruments
Assets
Futures Contracts[1]	4,952	—	—	4,952
1	Represents variation margin on the last day of the reporting period.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	3,456
Total Distributable Earnings (Loss)	(3,456)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	33,827
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	74,901
43

Short-Term Federal Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	109,224	112,622
Long-Term Capital Gains	—	—
Total	109,224	112,622
*	Includes short-term capital gains, if any.
As of January 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,928,191
Gross Unrealized Appreciation	83,031
Gross Unrealized Depreciation	(8,130)
Net Unrealized Appreciation (Depreciation)	74,901
E.	During the year ended January 31, 2021, the fund purchased $44,007,332,000 of investment securities and sold $42,681,617,000 of investment securities, other than temporary cash investments.
F.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	541,122	49,278	210,669	19,720
Issued in Lieu of Cash Distributions	9,577	872	12,178	1,138
Redeemed	(420,262)	(38,267)	(234,566)	(22,019)
Net Increase (Decrease)—Investor Shares	130,437	11,883	(11,719)	(1,161)
Admiral Shares
Issued	5,382,618	490,282	1,620,521	151,597
Issued in Lieu of Cash Distributions	86,834	7,902	86,596	8,093
Redeemed	(2,664,605)	(242,718)	(1,384,071)	(129,514)
Net Increase (Decrease)—Admiral Shares	2,804,847	255,466	323,046	30,176
G.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.
44

Intermediate-Term Treasury Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Treasury Fund Investor Shares	5.50%	3.05%	3.21%	$13,720
Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index	5.48	3.43	3.94	14,720
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	14,454

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Intermediate-Term Treasury Fund Admiral Shares	5.60%	3.15%	3.32%	$69,287
Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index	5.48	3.43	3.94	73,599
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	72,272
See Financial Highlights for dividend and capital gains information.
45

Intermediate-Term Treasury Fund
Fund Allocation
As of January 31, 2021
Agency Bonds and Notes	2.3%
Asset-Backed/Commercial Mortgage-Backed Securities	4.3
Government Mortgage-Backed Securities	10.0
Sovereign Bonds	0.7
U.S. Government Securities	82.7
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
46

Intermediate-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.2%)
U.S. Government Securities (86.4%)
	U.S. Treasury Inflation Indexed Bonds	0.500%	4/15/24	415,139	448,221
	U.S. Treasury Note/Bond	2.625%	12/31/23	39,000	41,779
	U.S. Treasury Note/Bond	2.125%	2/29/24	15,000	15,888
	U.S. Treasury Note/Bond	1.500%	9/30/24	190,000	198,609
	U.S. Treasury Note/Bond	2.125%	9/30/24	11,000	11,746
	U.S. Treasury Note/Bond	1.500%	10/31/24	131,000	137,018
	U.S. Treasury Note/Bond	2.250%	11/15/24	69,000	74,153
	U.S. Treasury Note/Bond	1.500%	11/30/24	153,000	160,100
	U.S. Treasury Note/Bond	2.125%	11/30/24	110,000	117,734
	U.S. Treasury Note/Bond	2.250%	12/31/24	25,400	27,345
	U.S. Treasury Note/Bond	1.375%	1/31/25	107,000	111,581
	U.S. Treasury Note/Bond	2.000%	2/15/25	75,000	80,121
	U.S. Treasury Note/Bond	1.125%	2/28/25	184,830	190,952
	U.S. Treasury Note/Bond	2.750%	2/28/25	32,000	35,175
	U.S. Treasury Note/Bond	0.500%	3/31/25	50,000	50,375
	U.S. Treasury Note/Bond	0.375%	4/30/25	40,000	40,075
	U.S. Treasury Note/Bond	2.125%	5/15/25	76,500	82,333
	U.S. Treasury Note/Bond	0.250%	5/31/25	78,700	78,380
	U.S. Treasury Note/Bond	2.875%	5/31/25	31,300	34,709
	U.S. Treasury Note/Bond	0.250%	6/30/25	70,000	69,683
	U.S. Treasury Note/Bond	2.000%	8/15/25	51,250	55,038
	U.S. Treasury Note/Bond	0.250%	8/31/25	7,700	7,655
	U.S. Treasury Note/Bond	2.750%	8/31/25	80,000	88,612
	U.S. Treasury Note/Bond	0.250%	9/30/25	53,000	52,652
	U.S. Treasury Note/Bond	3.000%	9/30/25	43,500	48,747
	U.S. Treasury Note/Bond	0.250%	10/31/25	43,000	42,698
	U.S. Treasury Note/Bond	3.000%	10/31/25	68,500	76,881
	U.S. Treasury Note/Bond	2.250%	11/15/25	90,000	97,889
[1]	U.S. Treasury Note/Bond	2.875%	11/30/25	45,000	50,302
	U.S. Treasury Note/Bond	0.375%	12/31/25	50,000	49,883
	U.S. Treasury Note/Bond	1.625%	2/15/26	128,384	135,947
	U.S. Treasury Note/Bond	6.000%	2/15/26	17,000	21,691
	U.S. Treasury Note/Bond	2.250%	3/31/26	42,450	46,324
	U.S. Treasury Note/Bond	2.375%	4/30/26	65,000	71,398
	U.S. Treasury Note/Bond	1.625%	5/15/26	77,000	81,572
	U.S. Treasury Note/Bond	2.125%	5/31/26	105,000	114,040
	U.S. Treasury Note/Bond	1.875%	6/30/26	43,000	46,151
	U.S. Treasury Note/Bond	1.875%	7/31/26	36,000	38,649
47

Intermediate-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	U.S. Treasury Note/Bond	1.500%	8/15/26	271,000	285,397
	U.S. Treasury Note/Bond	1.375%	8/31/26	80,000	83,700
	U.S. Treasury Note/Bond	1.625%	9/30/26	111,500	118,190
	U.S. Treasury Note/Bond	1.625%	10/31/26	72,000	76,331
	U.S. Treasury Note/Bond	2.000%	11/15/26	216,000	233,651
	U.S. Treasury Note/Bond	6.500%	11/15/26	5,000	6,687
	U.S. Treasury Note/Bond	1.625%	11/30/26	77,000	81,644
	U.S. Treasury Note/Bond	6.625%	2/15/27	7,000	9,504
	U.S. Treasury Note/Bond	0.625%	3/31/27	136,000	135,957
	U.S. Treasury Note/Bond	0.500%	4/30/27	89,000	88,221
	U.S. Treasury Note/Bond	0.500%	5/31/27	15,000	14,855
	U.S. Treasury Note/Bond	2.250%	8/15/27	158,000	173,849
	U.S. Treasury Note/Bond	0.500%	8/31/27	51,330	50,664
	U.S. Treasury Note/Bond	0.375%	9/30/27	110,800	108,342
	U.S. Treasury Note/Bond	0.500%	10/31/27	67,000	65,985
	U.S. Treasury Note/Bond	2.250%	11/15/27	166,000	182,756
	U.S. Treasury Note/Bond	6.125%	11/15/27	14,000	19,023
	U.S. Treasury Note/Bond	0.625%	11/30/27	95,000	94,243
	U.S. Treasury Note/Bond	2.750%	2/15/28	104,500	118,771
	U.S. Treasury Note/Bond	2.875%	5/15/28	67,000	76,883
	U.S. Treasury Note/Bond	2.875%	8/15/28	101,000	116,134
	U.S. Treasury Note/Bond	5.500%	8/15/28	10,000	13,423
	U.S. Treasury Note/Bond	3.125%	11/15/28	222,000	259,948
	U.S. Treasury Note/Bond	5.250%	11/15/28	19,500	25,965
	U.S. Treasury Note/Bond	2.625%	2/15/29	173,000	196,301
	U.S. Treasury Note/Bond	5.250%	2/15/29	10,000	13,391
	U.S. Treasury Note/Bond	2.375%	5/15/29	111,000	123,904
	U.S. Treasury Note/Bond	1.500%	2/15/30	86,500	90,217
[1]	U.S. Treasury Note/Bond	0.625%	5/15/30	76,250	73,462
	U.S. Treasury Note/Bond	0.625%	8/15/30	67,800	65,109
	U.S. Treasury Note/Bond	0.875%	11/15/30	79,800	78,291
					6,212,904
Agency Bonds and Notes (2.4%)
[2]	Fannie Mae Interest Strip	0.000%	5/15/29	18,875	17,038
[2]	Fannie Mae Principal Strip	0.000%	5/15/30	48,208	42,469
	Private Export Funding Corp.	4.300%	12/15/21	4,150	4,298
	Private Export Funding Corp.	3.550%	1/15/24	10,300	11,267
	Resolution Funding Corp. Interest Strip	0.000%	1/15/28	4,985	4,655
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	5,560	5,168
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	98,000	86,202
					171,097
Conventional Mortgage-Backed Securities (6.0%)
[2,3]	Fannie Mae Pool	3.000%	11/1/49–1/1/50	27,355	28,317
[2,3]	Fannie Mae Pool	3.500%	1/1/49–8/1/49	8,376	8,633
[2,3]	Fannie Mae Pool	4.000%	8/1/49–10/1/49	12,779	13,438
[2,3]	Fannie Mae Pool	4.500%	9/1/48–11/1/49	11,817	12,535
[2,3]	Freddie Mac Gold Pool	4.500%	1/1/49	1,168	1,247
[2,3]	Freddie Mac Pool	3.000%	11/1/49	9,518	9,721
[3,4]	Ginnie Mae	2.000%	3/18/51	48,000	49,763
[3]	Ginnie Mae II Pool	3.000%	9/20/49	3,271	3,417
[2,3,4]	UMBS Pool	2.000%	3/11/51–4/14/51	292,250	301,113
[2,3]	UMBS Pool	4.000%	2/1/49	144	154
[2,3]	UMBS Pool	5.000%	3/1/42–2/1/44	4,125	4,728
					433,066
48

Intermediate-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nonconventional Mortgage-Backed Securities (4.4%)
[2,3]	Fannie Mae REMICS	1.750%	7/25/41–3/25/46	47,907	48,657
[2,3]	Fannie Mae REMICS	1.850%	8/25/46	15,946	16,388
[2,3]	Fannie Mae REMICS	2.125%	10/25/42	2,330	2,352
[2,3]	Fannie Mae REMICS	2.250%	10/25/43–7/15/44	12,050	12,398
[2,3]	Fannie Mae REMICS	2.500%	9/25/49–12/25/49	18,672	19,452
[2,3]	Fannie Mae REMICS	3.000%	2/25/43–9/25/49	10,865	11,239
[2,3]	Fannie Mae REMICS	3.500%	3/25/43–7/25/48	9,093	9,706
[2,3]	Fannie Mae REMICS	4.000%	12/25/47–10/25/48	3,628	3,972
[2,3]	Freddie Mac REMICS	2.500%	2/25/50	12,767	13,307
[2,3]	Freddie Mac REMICS	3.000%	12/15/47	4,250	4,511
[2,3]	Freddie Mac REMICS	3.500%	4/15/38–6/15/49	6,223	6,540
[2,3]	Freddie Mac REMICS	4.000%	1/15/48–5/15/49	85,392	93,083
[2,3]	Freddie Mac Strips	2.500%	9/15/47	24,044	25,500
[3]	Ginnie Mae	1.500%	10/20/45	20,243	20,431
[3]	Ginnie Mae	2.500%	11/20/47	7,450	7,941
[3]	Ginnie Mae	2.750%	1/20/46	3,771	3,840
[3]	Ginnie Mae	3.000%	12/20/44–2/20/48	11,379	12,050
[3]	Ginnie Mae	3.500%	6/20/48–5/20/49	4,550	4,955
					316,322
Total U.S. Government and Agency Obligations (Cost $7,067,919)					7,133,389
Asset-Backed/Commercial Mortgage-Backed Securities (4.5%)
[3]	U.S. Small Business Administration Class 1 Series 2017-20I	2.780%	12/1/37	2,577	2,741
[3]	U.S. Small Business Administration Class 1 Series 2018-20A	2.920%	1/1/38	13,323	14,387
[3]	U.S. Small Business Administration Class 1 Series 2018-20B	3.220%	2/1/38	22,307	24,242
[3]	U.S. Small Business Administration Class 1 Series 2018-20C	3.200%	3/1/38	45,212	49,096
[3]	U.S. Small Business Administration Class 1 Series 2018-20D	3.310%	4/1/38	31,668	34,409
[3]	U.S. Small Business Administration Class 1 Series 2018-20E	3.500%	5/1/38	8,917	9,776
[3]	U.S. Small Business Administration Class 1 Series 2018-20F	3.600%	6/1/38	15,615	17,222
[3]	U.S. Small Business Administration Class 1 Series 2018-20J	3.770%	10/1/38	29,051	32,289
[3]	U.S. Small Business Administration Class 1 Series 2018-20K	3.870%	11/1/38	18,393	20,596
[3]	U.S. Small Business Administration Class 1 Series 2018-20L	3.540%	12/1/38	24,737	27,014
[3]	U.S. Small Business Administration Class 1 Series 2018-25F	3.670%	12/1/43	2,400	2,643
[3]	U.S. Small Business Administration Class 1 Series 2019-20A	3.370%	1/1/39	9,959	10,927
[3]	U.S. Small Business Administration Class 1 Series 2019-20C	3.200%	3/1/39	10,164	10,983
[3]	U.S. Small Business Administration Class 1 Series 2019-25E	3.070%	5/1/44	7,761	8,470
[3]	U.S. Small Business Administration Class 1 Series 2019-25F	2.770%	6/1/44	12,446	13,420
[3]	U.S. Small Business Administration Class 1 Series 2019-25G	2.690%	7/1/44	13,047	14,013
[3]	U.S. Small Business Administration Class 1 Series 2019-25H	2.310%	8/1/44	14,459	15,087
49

Intermediate-Term Treasury Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	U.S. Small Business Administration Class 1 Series 2019-25I		2.380%	12/1/44	7,760	8,135
[3]	U.S. Small Business Administration Class 1 Series 2019-25K		2.480%	11/1/44	9,932	10,446
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $299,816)						325,896
Sovereign Bonds (0.7%)
[5]	State of Israel (Cost $45,094)		0.000%	11/1/24	50,000	48,905
					Shares
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[6]	Vanguard Market Liquidity Fund (Cost $16,825)		0.107%		168,252	16,825
		Expiration Date	Contracts	Exercise Price	Notional Amount ($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Call Options
	10-Year U.S. Treasury Note Futures Contracts	2/19/21	275	$138.50	38,088	17
Total Options Purchased (Cost $44)						17
Total Investments (104.7%) (Cost $7,429,698)						7,525,032
Other Assets and Liabilities—Net (-4.7%)						(334,880)
Net Assets (100%)						7,190,152
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $5,360,000 have been segregated as initial margin for open futures contracts.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2021.
5	U.S. government-guaranteed.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
50

Intermediate-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
	Expiration Date	Contracts	Exercise Price	Notional Amount ($000)	Market Value ($000)
Exchange-Traded Options
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/19/21	275	$135.50	37,263	(17)
Total Options Written (Premiums Received $47)					(17)

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2021	6,122	770,607	(139)
Short Futures Contracts
10-Year U.S. Treasury Note	March 2021	(1,249)	(171,152)	(407)
2-Year U.S. Treasury Note	March 2021	(1,426)	(315,113)	(312)
Ultra 10-Year U.S. Treasury Note	March 2021	(1,929)	(296,734)	4,236
Ultra Long U.S. Treasury Bond	March 2021	(210)	(42,991)	503
				4,020
				3,881

See accompanying Notes, which are an integral part of the Financial Statements.
51

Intermediate-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $7,412,873)	7,508,207
Affiliated Issuers (Cost $16,825)	16,825
Total Investments in Securities	7,525,032
Investment in Vanguard	277
Receivables for Investment Securities Sold	602,365
Receivables for Accrued Income	36,746
Receivables for Capital Shares Issued	14,554
Variation Margin Receivable—Futures Contracts	1,173
Other Assets	67
Total Assets	8,180,214
Liabilities
Due to Custodian	2,572
Payables for Investment Securities Purchased	970,973
Payables for Capital Shares Redeemed	15,535
Payables for Distributions	720
Payables to Vanguard	245
Options Written, at Value (Premiums Received $47)	17
Total Liabilities	990,062
Net Assets	7,190,152
At January 31, 2021, net assets consisted of:

Paid-in Capital	7,088,661
Total Distributable Earnings (Loss)	101,491
Net Assets	7,190,152

Investor Shares—Net Assets
Applicable to 81,856,544 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	953,226
Net Asset Value Per Share—Investor Shares	$11.65

Admiral Shares—Net Assets
Applicable to 535,584,188 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,236,926
Net Asset Value Per Share—Admiral Shares	$11.65

See accompanying Notes, which are an integral part of the Financial Statements.
52

Intermediate-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Interest[1]	90,695
Total Income	90,695
Expenses
The Vanguard Group—Note B
Investment Advisory Services	705
Management and Administrative—Investor Shares	1,728
Management and Administrative—Admiral Shares	5,076
Marketing and Distribution—Investor Shares	121
Marketing and Distribution—Admiral Shares	381
Custodian Fees	41
Auditing Fees	39
Shareholders' Reports—Investor Shares	56
Shareholders' Reports—Admiral Shares	61
Trustees’ Fees and Expenses	4
Total Expenses	8,212
Net Investment Income	82,483
Realized Net Gain (Loss)
Investment Securities Sold[1]	370,576
Futures Contracts	17,942
Options Purchased	2,270
Options Written	1,806
Realized Net Gain (Loss)	392,594
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(119,933)
Futures Contracts	5,998
Options Purchased	103
Options Written	344
Change in Unrealized Appreciation (Depreciation)	(113,488)
Net Increase (Decrease) in Net Assets Resulting from Operations	361,589
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $401,000, ($100,000), and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
53

Intermediate-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	82,483	141,945
Realized Net Gain (Loss)	392,594	168,571
Change in Unrealized Appreciation (Depreciation)	(113,488)	156,723
Net Increase (Decrease) in Net Assets Resulting from Operations	361,589	467,239
Distributions[1]
Investor Shares	(45,250)	(19,628)
Admiral Shares	(296,030)	(122,275)
Total Distributions	(341,280)	(141,903)
Capital Share Transactions
Investor Shares	30,081	33,277
Admiral Shares	771,609	196,463
Net Increase (Decrease) from Capital Share Transactions	801,690	229,740
Total Increase (Decrease)	821,999	555,076
Net Assets
Beginning of Period	6,368,153	5,813,077
End of Period	7,190,152	6,368,153
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
54

Intermediate-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.57	$10.96	$10.88	$11.11	$11.51
Investment Operations
Net Investment Income	.129[1]	.255[1]	.260[1]	.198[1]	.177
Net Realized and Unrealized Gain (Loss) on Investments	.507	.611	.081	(.230)	(.271)
Total from Investment Operations	.636	.866	.341	(.032)	(.094)
Distributions
Dividends from Net Investment Income	(.127)	(.256)	(.261)	(.198)	(.177)
Distributions from Realized Capital Gains	(.429)	—	—	—	(.129)
Total Distributions	(.556)	(.256)	(.261)	(.198)	(.306)
Net Asset Value, End of Period	$11.65	$11.57	$10.96	$10.88	$11.11
Total Return[2]	5.50%	7.98%	3.20%	-0.31%	-0.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$953	$917	$837	$967	$1,185
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.07%	2.27%	2.42%	1.78%	1.53%
Portfolio Turnover Rate[3]	309%	214%	231%	181%	152%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 37%, 5%, 35%, 6%, and 3%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
55

Intermediate-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.57	$10.96	$10.88	$11.11	$11.51
Investment Operations
Net Investment Income	.139[1]	.267[1]	.272[1]	.210[1]	.188
Net Realized and Unrealized Gain (Loss) on Investments	.509	.610	.080	(.230)	(.271)
Total from Investment Operations	.648	.877	.352	(.020)	(.083)
Distributions
Dividends from Net Investment Income	(.139)	(.267)	(.272)	(.210)	(.188)
Distributions from Realized Capital Gains	(.429)	—	—	—	(.129)
Total Distributions	(.568)	(.267)	(.272)	(.210)	(.317)
Net Asset Value, End of Period	$11.65	$11.57	$10.96	$10.88	$11.11
Total Return[2]	5.60%	8.09%	3.30%	-0.21%	-0.74%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,237	$5,452	$4,976	$5,100	$5,190
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.16%	2.37%	2.52%	1.88%	1.63%
Portfolio Turnover Rate[3]	309%	214%	231%	181%	152%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 37%, 5%, 35%, 6%, and 3%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
56

Intermediate-Term Treasury Fund
Notes to Financial Statements
Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented 10% and 9% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
57

Intermediate-Term Treasury Fund
3. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2021, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.
At January 31, 2021, counterparties had deposited in segregated accounts securities with a value of $279,000 in connection with TBA transactions.
5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in
58

Intermediate-Term Treasury Fund
mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the
59

Intermediate-Term Treasury Fund
conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $277,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
60

Intermediate-Term Treasury Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	7,133,389	—	7,133,389
Asset-Backed/Commercial Mortgage-Backed Securities	—	325,896	—	325,896
Sovereign Bonds	—	48,905	—	48,905
Temporary Cash Investments	16,825	—	—	16,825
Option Purchased	17	—	—	17
Total	16,842	7,508,190	—	7,525,032
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,173	—	—	1,173
Liabilities
Options Written	17	—	—	17
1	Represents variation margin on the last day of the reporting period.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	40,807
Total Distributable Earnings (Loss)	(40,807)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; and the treatment of deflation and
61

Intermediate-Term Treasury Fund
amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,044
Undistributed Long-Term Gains	9,219
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	90,948
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	276,617	141,903
Long-Term Capital Gains	64,663	—
Total	341,280	141,903
*	Includes short-term capital gains, if any.
As of January 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,434,066
Gross Unrealized Appreciation	126,685
Gross Unrealized Depreciation	(35,737)
Net Unrealized Appreciation (Depreciation)	90,948
E.	During the year ended January 31, 2021, the fund purchased $23,633,410,000 of investment securities and sold $22,402,883,000 of investment securities, other than temporary cash investments.
F.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	430,736	35,860	232,837	20,585
Issued in Lieu of Cash Distributions	42,262	3,591	17,969	1,591
Redeemed	(442,917)	(36,819)	(217,529)	(19,329)
Net Increase (Decrease)—Investor Shares	30,081	2,632	33,277	2,847
62

Intermediate-Term Treasury Fund
	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	2,920,648	242,850	1,426,848	126,322
Issued in Lieu of Cash Distributions	249,608	21,208	102,003	9,033
Redeemed	(2,398,647)	(199,657)	(1,332,388)	(118,220)
Net Increase (Decrease)—Admiral Shares	771,609	64,401	196,463	17,135
G.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.
63

Long-Term Treasury Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Treasury Fund Investor Shares	6.41%	5.94%	7.52%	$20,644
Bloomberg Barclays U.S. Long Treasury Bond Index	6.19	6.01	7.64	20,871
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	14,454

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Long-Term Treasury Fund Admiral Shares	6.51%	6.05%	7.62%	$104,254
Bloomberg Barclays U.S. Long Treasury Bond Index	6.19	6.01	7.64	104,355
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	72,272
See Financial Highlights for dividend and capital gains information.
64

Long-Term Treasury Fund
Fund Allocation
As of January 31, 2021
Agency Bonds and Notes	6.5%
Government Mortgage-Backed Securities	12.2
U.S. Government Securities	81.3
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
65

Long-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (102.8%)
U.S. Government Securities (83.6%)
	U.S. Treasury Inflation Indexed Bonds	0.250%	2/15/50	26,317	30,643
	U.S. Treasury Note/Bond	0.625%	5/15/30	1,700	1,638
	U.S. Treasury Note/Bond	0.875%	11/15/30	7,000	6,868
	U.S. Treasury Note/Bond	4.500%	2/15/36	10,000	14,312
	U.S. Treasury Note/Bond	4.750%	2/15/37	14,000	20,777
	U.S. Treasury Note/Bond	5.000%	5/15/37	15,000	22,880
	U.S. Treasury Note/Bond	4.375%	2/15/38	16,122	23,284
	U.S. Treasury Note/Bond	4.500%	5/15/38	11,000	16,136
	U.S. Treasury Note/Bond	4.250%	5/15/39	17,000	24,485
	U.S. Treasury Note/Bond	4.500%	8/15/39	467	692
	U.S. Treasury Note/Bond	4.375%	11/15/39	36,000	52,774
	U.S. Treasury Note/Bond	4.625%	2/15/40	24,700	37,305
	U.S. Treasury Note/Bond	1.125%	5/15/40	107,250	98,100
	U.S. Treasury Note/Bond	4.375%	5/15/40	33,111	48,694
	U.S. Treasury Note/Bond	1.125%	8/15/40	75,600	68,950
[1]	U.S. Treasury Note/Bond	3.875%	8/15/40	67,191	93,206
	U.S. Treasury Note/Bond	1.375%	11/15/40	65,000	61,933
	U.S. Treasury Note/Bond	4.250%	11/15/40	10,000	14,541
	U.S. Treasury Note/Bond	4.750%	2/15/41	27,217	42,110
	U.S. Treasury Note/Bond	4.375%	5/15/41	20,863	30,945
	U.S. Treasury Note/Bond	3.750%	8/15/41	29,270	40,201
	U.S. Treasury Note/Bond	3.125%	2/15/42	33,000	41,755
	U.S. Treasury Note/Bond	3.000%	5/15/42	30,000	37,242
	U.S. Treasury Note/Bond	2.750%	8/15/42	38,000	45,398
	U.S. Treasury Note/Bond	2.750%	11/15/42	53,000	63,302
	U.S. Treasury Note/Bond	3.125%	2/15/43	50,211	63,579
	U.S. Treasury Note/Bond	2.875%	5/15/43	63,046	76,847
	U.S. Treasury Note/Bond	3.625%	8/15/43	57,664	78,621
	U.S. Treasury Note/Bond	3.750%	11/15/43	28,957	40,223
	U.S. Treasury Note/Bond	3.625%	2/15/44	2,548	3,482
	U.S. Treasury Note/Bond	3.375%	5/15/44	59,700	78,711
	U.S. Treasury Note/Bond	3.125%	8/15/44	68,249	86,718
	U.S. Treasury Note/Bond	3.000%	11/15/44	65,251	81,339
	U.S. Treasury Note/Bond	2.500%	2/15/45	76,500	87,700
	U.S. Treasury Note/Bond	3.000%	5/15/45	77,905	97,284
	U.S. Treasury Note/Bond	2.875%	8/15/45	70,663	86,463
	U.S. Treasury Note/Bond	3.000%	11/15/45	28,400	35,544
	U.S. Treasury Note/Bond	2.500%	2/15/46	71,795	82,362
66

Long-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	U.S. Treasury Note/Bond	2.500%	5/15/46	10	11
	U.S. Treasury Note/Bond	2.250%	8/15/46	68,500	75,040
	U.S. Treasury Note/Bond	2.875%	11/15/46	61,969	76,067
	U.S. Treasury Note/Bond	3.000%	2/15/47	68,598	86,187
	U.S. Treasury Note/Bond	3.000%	5/15/47	34,136	42,932
	U.S. Treasury Note/Bond	2.750%	8/15/47	74,117	89,195
	U.S. Treasury Note/Bond	2.750%	11/15/47	76,890	92,616
	U.S. Treasury Note/Bond	3.000%	2/15/48	72,804	91,768
	U.S. Treasury Note/Bond	3.125%	5/15/48	31,862	41,077
	U.S. Treasury Note/Bond	3.000%	8/15/48	97,033	122,489
	U.S. Treasury Note/Bond	3.375%	11/15/48	90,061	121,512
	U.S. Treasury Note/Bond	3.000%	2/15/49	103,020	130,401
	U.S. Treasury Note/Bond	2.875%	5/15/49	107,561	133,242
	U.S. Treasury Note/Bond	2.250%	8/15/49	96,500	105,788
	U.S. Treasury Note/Bond	2.375%	11/15/49	58,100	65,399
	U.S. Treasury Note/Bond	2.000%	2/15/50	104,200	108,319
[1]	U.S. Treasury Note/Bond	1.250%	5/15/50	164,700	142,465
	U.S. Treasury Note/Bond	1.375%	8/15/50	159,597	142,540
	U.S. Treasury Note/Bond	1.625%	11/15/50	25,900	24,617
					3,528,709
Agency Bonds and Notes (6.6%)
[2]	Fannie Mae Interest Strip	0.000%	5/15/29	4,592	4,145
[2]	Fannie Mae Principal Strip	0.000%	5/15/30	60,829	53,588
[1]	Federal Home Loan Banks	1.750%	3/8/30	10,970	11,567
[2]	Federal Home Loan Mortgage Corp.	0.000%	12/14/29	20,000	17,799
[2]	Federal National Mortgage Association	0.000%	11/15/30	55,000	47,844
[2]	Federal National Mortgage Association	6.625%	11/15/30	9,500	14,247
[2]	Freddie Mac Coupon Strips	0.000%	3/15/28	1,771	1,649
[2]	Freddie Mac Coupon Strips	0.000%	9/15/28	1,000	920
[2]	Freddie Mac Coupon Strips	0.000%	1/15/30	15,658	13,894
[2]	Freddie Mac Coupon Strips	0.000%	3/15/30	12,896	11,397
[2]	Freddie Mac Strips	0.000%	3/15/31	75,000	64,802
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	21,802	20,264
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	20,000	17,716
					279,832
Conventional Mortgage-Backed Securities (5.9%)
[2,3]	Fannie Mae Pool	3.000%	12/1/49–1/1/50	8,509	8,813
[2,3]	Fannie Mae Pool	3.500%	1/1/49	6,253	6,574
[2,3]	Fannie Mae Pool	4.000%	4/1/49–8/1/49	10,491	11,033
[3,4]	Ginnie Mae	2.000%	3/18/51	22,000	22,808
[3]	Ginnie Mae II Pool	3.000%	9/20/49–11/20/49	5,996	6,210
[2,3,4]	UMBS Pool	2.000%	3/11/51–4/14/51	132,500	136,518
[2,3]	UMBS Pool	3.500%	1/1/45–8/1/49	17,215	18,669
[2,3]	UMBS Pool	4.000%	3/1/49	261	280
[2,3]	UMBS Pool	4.500%	7/1/47–8/1/49	34,093	37,857
[2,3]	UMBS Pool	6.000%	2/1/26–11/1/28	6	7
					248,769
Nonconventional Mortgage-Backed Securities (6.7%)
[2,3]	Fannie Mae REMICS	3.000%	10/25/33–12/25/49	141,471	149,911
[2,3]	Fannie Mae REMICS	3.500%	3/25/43–7/25/48	29,415	32,718
[2,3]	Fannie Mae REMICS	4.000%	10/25/48	711	780
[2,3]	Freddie Mac REMICS	3.000%	1/15/47–12/15/47	33,939	36,297
[2,3]	Freddie Mac REMICS	3.500%	2/15/48	12,771	14,173
[2,3]	Freddie Mac REMICS	4.000%	5/15/48–9/15/48	31,458	34,062
67

Long-Term Treasury Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Ginnie Mae		3.000%	12/20/44–8/20/46	8,819	9,416
[3]	Ginnie Mae		3.500%	6/20/48–5/20/49	3,700	4,030
[3]	Ginnie Mae		4.000%	10/20/47	816	874
						282,261
Total U.S. Government and Agency Obligations (Cost $4,072,095)						4,339,571
					Shares
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[5]	Vanguard Market Liquidity Fund (Cost $17,616)		0.107%		176,155	17,616
		Expiration Date	Contracts	Exercise Price	Notional Amount ($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Call Options
	10-Year U.S. Treasury Note Futures Contracts	2/19/21	167	$138.50	23,129	10
Total Options Purchased (Cost $26)						10
Total Investments (103.2%) (Cost $4,089,737)						4,357,197
Other Assets and Liabilities—Net (-3.2%)						(133,875)
Net Assets (100%)						4,223,322
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $18,417,000 have been segregated as initial margin for open futures contracts.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2021.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
68

Long-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
	Expiration Date	Contracts	Exercise Price	Notional Amount ($000)	Market Value ($000)
Exchange-Traded Options
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/19/21	167	$135.50	22,629	(10)
Total Options Written (Premiums Received $28)					(10)

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Long U.S. Treasury Bond	March 2021	2,133	359,877	(4,892)
Ultra Long U.S. Treasury Bond	March 2021	1,727	353,549	(13,867)
				(18,759)

Short Futures Contracts
10-Year U.S. Treasury Note	March 2021	(444)	(60,842)	10
2-Year U.S. Treasury Note	March 2021	(488)	(107,836)	(107)
5-Year U.S. Treasury Note	March 2021	(483)	(60,798)	(23)
Ultra 10-Year U.S. Treasury Note	March 2021	(2,846)	(437,795)	7,522
				7,402
				(11,357)

See accompanying Notes, which are an integral part of the Financial Statements.
69

Long-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,072,121)	4,339,581
Affiliated Issuers (Cost $17,616)	17,616
Total Investments in Securities	4,357,197
Investment in Vanguard	169
Cash	27
Receivables for Investment Securities Sold	250,172
Receivables for Accrued Income	31,552
Receivables for Capital Shares Issued	6,438
Other Assets	39
Total Assets	4,645,594
Liabilities
Payables for Investment Securities Purchased	413,152
Payables for Capital Shares Redeemed	5,634
Payables for Distributions	713
Payables to Vanguard	155
Options Written, at Value (Premiums Received $28)	10
Variation Margin Payable—Futures Contracts	2,608
Total Liabilities	422,272
Net Assets	4,223,322
At January 31, 2021, net assets consisted of:

Paid-in Capital	3,898,741
Total Distributable Earnings (Loss)	324,581
Net Assets	4,223,322

Investor Shares—Net Assets
Applicable to 68,726,805 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	931,195
Net Asset Value Per Share—Investor Shares	$13.55

Admiral Shares—Net Assets
Applicable to 242,975,354 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,292,127
Net Asset Value Per Share—Admiral Shares	$13.55

See accompanying Notes, which are an integral part of the Financial Statements.
70

Long-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Interest[1]	90,696
Total Income	90,696
Expenses
The Vanguard Group—Note B
Investment Advisory Services	449
Management and Administrative—Investor Shares	1,828
Management and Administrative—Admiral Shares	2,842
Marketing and Distribution—Investor Shares	124
Marketing and Distribution—Admiral Shares	216
Custodian Fees	25
Auditing Fees	36
Shareholders' Reports—Investor Shares	65
Shareholders' Reports—Admiral Shares	46
Trustees’ Fees and Expenses	3
Total Expenses	5,634
Net Investment Income	85,062
Realized Net Gain (Loss)
Investment Securities Sold[1]	458,443
Futures Contracts	10,636
Options Purchased	1,438
Options Written	1,134
Realized Net Gain (Loss)	471,651
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(284,027)
Futures Contracts	(20,133)
Options Purchased	65
Options Written	209
Change in Unrealized Appreciation (Depreciation)	(303,886)
Net Increase (Decrease) in Net Assets Resulting from Operations	252,827
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $199,000, $48,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
71

Long-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	85,062	97,090
Realized Net Gain (Loss)	471,651	149,853
Change in Unrealized Appreciation (Depreciation)	(303,886)	490,876
Net Increase (Decrease) in Net Assets Resulting from Operations	252,827	737,819
Distributions[1]
Investor Shares	(96,568)	(25,091)
Admiral Shares	(336,034)	(82,450)
Total Distributions	(432,602)	(107,541)
Capital Share Transactions
Investor Shares	(10,665)	29,041
Admiral Shares	371,560	56,913
Net Increase (Decrease) from Capital Share Transactions	360,895	85,954
Total Increase (Decrease)	181,120	716,232
Net Assets
Beginning of Period	4,042,202	3,325,970
End of Period	4,223,322	4,042,202
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
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Long-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.05	$11.86	$11.96	$11.79	$12.80
Investment Operations
Net Investment Income	.273[1]	.331[1]	.334[1]	.328[1]	.332
Net Realized and Unrealized Gain (Loss) on Investments	.677	2.226	(.100)	.170	(.725)
Total from Investment Operations	.950	2.557	.234	.498	(.393)
Distributions
Dividends from Net Investment Income	(.273)	(.331)	(.334)	(.328)	(.332)
Distributions from Realized Capital Gains	(1.177)	(.036)	—	—	(.285)
Total Distributions	(1.450)	(.367)	(.334)	(.328)	(.617)
Net Asset Value, End of Period	$13.55	$14.05	$11.86	$11.96	$11.79
Total Return[2]	6.41%	21.84%	2.05%	4.21%	-3.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$931	$971	$794	$882	$995
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.79%	2.55%	2.89%	2.70%	2.53%
Portfolio Turnover Rate[3]	172%	96%[4]	122%	103%[4]	94%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 26%, 4%, 34%, 6%, and 3%, respectively, attributable to mortgage-dollar-roll activity.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
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Long-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.05	$11.86	$11.96	$11.79	$12.80
Investment Operations
Net Investment Income	.288[1]	.344[1]	.346[1]	.340[1]	.345
Net Realized and Unrealized Gain (Loss) on Investments	.677	2.226	(.100)	.170	(.725)
Total from Investment Operations	.965	2.570	.246	.510	(.380)
Distributions
Dividends from Net Investment Income	(.288)	(.344)	(.346)	(.340)	(.345)
Distributions from Realized Capital Gains	(1.177)	(.036)	—	—	(.285)
Total Distributions	(1.465)	(.380)	(.346)	(.340)	(.630)
Net Asset Value, End of Period	$13.55	$14.05	$11.86	$11.96	$11.79
Total Return[2]	6.51%	21.96%	2.16%	4.32%	-3.12%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,292	$3,071	$2,532	$2,588	$2,509
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.89%	2.65%	2.99%	2.80%	2.63%
Portfolio Turnover Rate[3]	172%	96%[4]	122%	103%[4]	94%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 26%, 4%, 34%, 6%, and 3%, respectively, attributable to mortgage-dollar-roll activity.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
74

Long-Term Treasury Fund
Notes to Financial Statements
Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented 13% and 11% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
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Long-Term Treasury Fund
3. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2021, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.
At January 31, 2021, counterparties had deposited in segregated accounts cash of $1,000 in connection with TBA transactions.
5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in
76

Long-Term Treasury Fund
mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the
77

Long-Term Treasury Fund
conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $169,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Long-Term Treasury Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	4,339,571	—	4,339,571
Temporary Cash Investments	17,616	—	—	17,616
Option Purchased	10	—	—	10
Total	17,626	4,339,571	—	4,357,197
Derivative Financial Instruments
Liabilities
Options Written	10	—	—	10
Futures Contracts[1]	2,608	—	—	2,608
Total	2,618	—	—	2,618
1	Represents variation margin on the last day of the reporting period.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	84,760
Total Distributable Earnings (Loss)	(84,760)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the deferral of qualified late-year losses; and the treatment of deflation and amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	827
Undistributed Long-Term Gains	104,344
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(28,338)
Net Unrealized Gains (Losses)	248,461
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Long-Term Treasury Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	192,474	97,234
Long-Term Capital Gains	240,128	10,307
Total	432,602	107,541
*	Includes short-term capital gains, if any.
As of January 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,108,726
Gross Unrealized Appreciation	360,334
Gross Unrealized Depreciation	(111,873)
Net Unrealized Appreciation (Depreciation)	248,461
E.	During the year ended January 31, 2021, the fund purchased $8,155,220,000 of investment securities and sold $7,802,731,000 of investment securities, other than temporary cash investments.
F.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	482,372	31,459	260,097	19,936
Issued in Lieu of Cash Distributions	90,861	6,323	23,396	1,791
Redeemed	(583,898)	(38,201)	(254,452)	(19,530)
Net Increase (Decrease)—Investor Shares	(10,665)	(419)	29,041	2,197
Admiral Shares
Issued	1,745,042	113,843	902,904	69,193
Issued in Lieu of Cash Distributions	299,458	20,883	71,329	5,465
Redeemed	(1,672,940)	(110,393)	(917,320)	(69,588)
Net Increase (Decrease)—Admiral Shares	371,560	24,333	56,913	5,070
G.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.
80

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund and Vanguard Long-Term Treasury Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund and Vanguard Long-Term Treasury Fund (four of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the “Funds”) as of January 31, 2021, the related statements of operations for the year ended January 31, 2021, the statements of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2021 and each of the financial highlights for each of the five years in the period ended January 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
81

Special 2020 tax information (unaudited) for Vanguard Short-Term Treasury Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $27,566,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 38.7%.

Special 2020 tax information (unaudited) for Vanguard Short-Term Federal Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 99.2% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 72.8%.

Special 2020 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $79,054,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 98.2% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 26.9%.

82

Special 2020 tax information (unaudited) for Vanguard Long-Term Treasury Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $324,888,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 46.6%.
83

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index, Bloomberg Barclays U.S. 1–5 Year Government Bond Index, Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index, and Bloomberg Barclays U.S. Long Treasury Bond Index (the Indices or Bloomberg Barclays Indices).
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The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the U.S. Government Bond Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the U.S. Government Bond Funds, investors or other third parties.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Director (2017–present) of i(x) Investments, LLC. Rubenstein Fellow (2017–2020) of Duke University. Trustee (2017–present) of Amherst College and member (2019–present) of Amherst College Investment Committee.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q320 032021

Annual Report   |   January 31, 2021
Vanguard Corporate Bond Funds
Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Long-Term Investment-Grade Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	7
Short-Term Investment-Grade Fund	9
Intermediate-Term Investment-Grade Fund	48
Long-Term Investment-Grade Fund	80
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2021, the returns of the funds in this report ranged from 4.29% for Investor Shares of Vanguard Short-Term Investment-Grade Fund to 7.59% for Admiral Shares of Vanguard Intermediate-Term Investment-Grade Fund.
•	The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. While volatility in the bond markets initially spiked and liquidity eroded as the pandemic spread, central banks slashed interest rates and enacted stimulus programs to blunt the impact on the economy. Bond yields moved significantly lower and prices higher by the end of the period.
•	The advisor added credit exposure in the Short-Term and Intermediate-Term Funds as valuations cheapened in the wake of the pandemic. That shift from defense to offense helped the funds outperform.
•	In Vanguard Long-Term Investment-Grade Fund, both advisors came into 2020 conservatively positioned and were therefore able to take advantage of valuations cheapening in the spring. Overall, sector positioning and modest exposure to structured finance contributed favorably to relative results, but positioning within the consumer noncyclical and banking sectors detracted.
•	For the Short-Term and Intermediate-Term Funds, the 30% prospectus limit on BBB-rated bonds has been removed to reflect the evolving makeup of those funds’ benchmarks.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	12.48%	16.69%
Russell 2000 Index (Small-caps)	30.17	11.11	16.50
Russell 3000 Index (Broad U.S. market)	20.48	12.38	16.68
FTSE All-World ex US Index (International)	14.59	3.40	10.77
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.72%	5.49%	4.00%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.01	5.28	3.79
FTSE Three-Month U.S. Treasury Bill Index	0.45	1.53	1.16
CPI
Consumer Price Index	1.40%	1.81%	2.00%

Advisors’ Report
Vanguard Fixed Income Group
For the Short-, Intermediate-, and Long-Term Investment-Grade Funds
For the 12 months ended January 31, 2021, falling bond yields and rising prices led to strong returns across the fixed income market. Vanguard Short-Term Investment-Grade Fund returned 4.39%, and Vanguard Intermediate-Term Investment-Grade Fund returned 7.59%. (All returns and yields cited are for the funds’ Admiral Shares.) The funds’ results outpaced those of their benchmark indexes.
We also manage about 10% of the assets of Vanguard Long-Term Investment-Grade Fund. The fund returned 6.64%, besting its benchmark index.
Each fund’s 30-day SEC yield declined over the 12-month period. It dropped 136 basis points to 0.84% for the Short-Term Fund, 81 basis points to 1.49% for the Intermediate-Term Fund, and 41 basis points to 2.49% for the Long-Term Fund. The 30-day SEC yield is a proxy for a fund’s potential annualized rate of income.
Note that for the Short-Term and Intermediate-Term Funds, we have removed the 30% prospectus limit on BBB-rated bonds to reflect the evolving makeup of those funds’ benchmarks.
Investment environment
The fiscal year was defined by the outbreak of the novel coronavirus in early 2020 and the aggressive efforts to contain it that upended economies and financial markets worldwide. As the pandemic

Yields of U.S. Treasury Securities
Maturity	January 31, 2020	January 31, 2021
2 years	1.31%	0.11%
5 years	1.31	0.42
10 years	1.51	1.07
30 years	2.00	1.83
Source: Vanguard.

spread, crude oil prices sank, trade and travel restrictions multiplied, nonessential businesses were shuttered, and unemployment spiked.
At the height of investor panic in March, bond market volatility increased sharply and liquidity eroded. With investors trying to sell their most liquid assets, even some high-quality issuers saw their yield spreads versus risk-free assets widen dramatically.
Governments around the world were quick to take action, however, committing trillions of dollars in spending, loans, and loan guarantees to blunt the pandemic’s impact on economic activity and jobs. Many central banks slashed short-term interest rates and ramped up bond purchases to keep longer-term rates low and provide liquidity.
Their intervention was so successful in defusing the liquidity crisis that bond issuance soared. Some companies came to market because they needed to shore up their balance sheets, while others in better financial positions issued bonds more as a precaution, not knowing what the markets might look like in six months.
Federal Reserve action pushed shorter-term U.S. Treasury yields significantly lower. The yield of the 2-year Treasury note fell 120 basis points to 0.11%. (A basis point is one-hundredth of a percentage point.) Longer-term yields also fell amid central bank bond buying and steady global demand for yield. The bellwether 10-year Treasury note’s yield fell 44 basis points to 1.07%.
Management of the funds
Investors who rode out the market turmoil last spring were rewarded with solid returns.
Our disciplined approach to risk paid off in this challenging environment. Going into 2020, we were fairly conservatively positioned based on valuations that seemed stretched and where we were in the economic cycle. We obviously didn’t see the coronavirus pandemic coming, but our conservative positioning allowed us to add exposure in March and April to high-quality bonds, especially among emerging-market issuers, at very attractive valuations as the market came under pressure while the virus spread. That wasn’t feasible for some asset managers who carried more risk before the pandemic, chasing a few extra basis points of potential return despite elevated valuations.
As the market recovered, we turned to offense, seizing opportunities among certain lower-quality issuers to capture additional upside.
Outlook
Risks remain that increases in infections could lead to the reimposition of lockdowns that would further hurt economic growth and that the distribution of vaccines may take longer than hoped for. These risks are somewhat mitigated, however, because governments are now better prepared to deal with outbreaks. Moreover, the Fed has signaled it will remain vigilant and provide more support to the market if needed.

Although more fiscal stimulus is likely, the road to a full economic recovery will probably be bumpy and long. That may well translate into periods of turbulence ahead, which is why a focus on diversification, deep research, and discipline will be key to potential investment success.
Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek attractive investment opportunities that will add to the fund’s performance.
John Hollyer, CFA, Principal and
Global Head of Fixed Income Group
Daniel Shaykevich, Principal
and Portfolio Manager
Samuel C. Martinez, CFA,
Portfolio Manager
Arvind Narayanan, CFA
Portfolio Manager
February 16, 2021
Wellington Management Company llp
For the Long-Term Investment-Grade Fund
Vanguard Long-Term Investment-Grade Fund returned 6.54% for Investor Shares and 6.64% for Admiral Shares for the 12 months ended January 31, 2021. It outperformed its benchmark, the Bloomberg Barclays U.S. Long Credit A or Better Bond Index, which returned 6.42%.
The portion of the Long-Term Investment-Grade Fund that we manage (the “portfolio”) invests primarily in corporate bonds with 10 to 30 years until maturity. The portfolio’s returns are influenced by the direction of interest rates and by economic conditions that affect the creditworthiness of corporate bond issuers.
Investment environment
During the fiscal year, most global fixed income sectors generated positive returns. Sovereign yields declined sharply, particularly in the earlier part of the year at the onset of the COVID-19 pandemic. Credit spreads widened in March amid expectations that the decline in economic activity and disruptions to the supply chain would cause credit fundamentals to deteriorate. From there, spreads narrowed, helped by extraordinary monetary and fiscal policies and, ultimately, encouraging vaccine developments.
Global GDP figures indicated deep recessions in the second quarter after business activities were restricted to combat the virus’s spread. By the end of the 12 months, global GDP sharply rebounded as economies emerged from lockdowns and labor data showed signs of improvement.
At the beginning of the fiscal year, we positioned the portfolio defensively compared with the benchmark as a result of slowing global economic growth, historically tight valuations, high levels of geopolitical uncertainty, and expectations for dwindling efficacy of monetary policy. However, we increased the risk posture of the portfolio to take advantage of the spread widening that was driven by concerns about the pandemic.
We focused our investments on companies with cash flows that were less affected by the economic deceleration or for which we felt we were being adequately compensated for the risks. For example, one of our largest overweight allocations was to the communications sector, in which many of the companies were focused on debt reduction. This provided a nice technical benefit to the sector.
The portfolio’s successes
In aggregate, sector positioning contributed favorably to relative results, most notably in taxable municipal bonds and energy. Security selection in the communications and transportation sectors also helped. Modest exposure to structured finance, which we sold by the end of the fiscal year and which included commercial mortgage-backed securities and agency mortgage-backed securities, also helped.
The portfolio’s shortfalls
Positioning within the consumer noncyclical and banking sectors hurt relative performance. Selection within the taxable municipal bond and electric utility sectors also detracted.
Outlook
Credit spreads continue to compress, signaling that the market appears to be pricing in positive vaccine news and an optimistic economic recovery. We favor maintaining a neutral credit risk posture while preserving a liquidity buffer given some of the looming risks.
Vaccine distribution should allow for continued economic growth in 2021. We expect approval for additional fiscal stimulus, which should continue to support the economy, but lack of an agreement would pose a risk. Central banks are maintaining very accommodative stances to provide liquidity to the market, which supports spread sectors. Low interest rates, government programs, and pent-up demand for many activities have buoyed consumer spending, but a downside surprise regarding vaccine distribution could weigh on confidence.
Net debt increased in the last two years, but most of this is related to mergers and acquisitions in sectors less impacted by COVID-19 (technology, health care/pharmaceuticals, and communications). Free cash flow generation held up well through the shock as companies took measures to position themselves conservatively.
Shareholder-friendly activities remain low for now, but we will closely monitor whether mergers and acquisitions pick up, should issuers look to take advantage of low borrowing costs to diversify or increase the scale of their businesses. The adverse impact on company revenues and earnings will continue to vary considerably across sectors.

Valuations are on the tighter end of most recent ranges, which warrants more cautious positioning. We expect a continued supportive technical backdrop as new-issue supply slows from its record pace of last year. Recent issuance trends have shifted from ensuring near-term liquidity, which we saw earlier in the year, to opportunistic refinancing by companies looking to take advantage of record-low borrowing costs.
Many investors continue to search for yield, leading to inflows into investment-grade credit. Bouts of market volatility will generate greater idiosyncratic dispersion, and we remain focused on identifying inefficiencies in the pricing of risk.
Scott I. St. John, CFA
Senior Managing Director
and Fixed Income Portfolio Manager
February 16, 2021

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2021
	Beginning Account Value 7/31/2020	Ending Account Value 1/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,011.70	$1.01
Admiral™ Shares	1,000.00	1,012.21	0.51
Institutional Shares	1,000.00	1,012.36	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,008.97	$1.01
Admiral Shares	1,000.00	1,009.47	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$955.99	$1.08
Admiral Shares	1,000.00	956.48	0.59
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.13	$1.02
Admiral Shares	1,000.00	1,024.63	0.51
Institutional Shares	1,000.00	1,024.79	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.13	$1.02
Admiral Shares	1,000.00	1,024.63	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.03	$1.12
Admiral Shares	1,000.00	1,024.53	0.61
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; and for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Short-Term Investment-Grade Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Investment-Grade Fund Investor Shares	4.29%	3.18%	2.61%	$12,934
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	4.23	3.42	2.97	13,402
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	14,454

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Short-Term Investment-Grade Fund Admiral Shares	4.39%	3.28%	2.71%	$65,310
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	4.23	3.42	2.97	67,012
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	72,272

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Short-Term Investment-Grade Fund Institutional Shares	4.42%	3.31%	2.74%	$6,551,296
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	4.23	3.42	2.97	6,701,163
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	7,227,212

Short-Term Investment-Grade Fund
Fund Allocation
As of January 31, 2021
Asset-Backed/Commercial Mortgage-Backed Securities	10.8%
Common Stocks	0.1
Corporate Bonds - Communications	4.6
Corporate Bonds - Consumer Discretionary	4.8
Corporate Bonds - Consumer Staples	3.8
Corporate Bonds - Energy	7.2
Corporate Bonds - Financials	26.5
Corporate Bonds - Health Care	7.0
Corporate Bonds - Industrials	4.5
Corporate Bonds - Materials	1.7
Corporate Bonds - Real Estate	2.2
Corporate Bonds - Technology	3.4
Corporate Bonds - Utilities	3.4
Sovereign Bonds	3.5
Taxable Municipal Bonds	0.1
U.S. Government and Agency Obligations	16.4
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Short-Term Investment-Grade Fund
Financial Statements
Schedule of Investments—Investments Summary
As of January 31, 2021
This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
U.S. Government and Agency Obligations
U.S. Government Securities
U.S. Treasury Note/Bond[1,2]	0.250%	10/31/25	1,200,000	1,191,563	1.6%
U.S. Treasury Note/Bond[1]	0.125%	10/31/22	1,000,000	1,000,156	1.4%
U.S. Treasury Note/Bond	0.125%	1/15/24	1,000,000	998,438	1.3%
U.S. Treasury Note/Bond	0.125%	12/15/23	800,000	799,000	1.1%
U.S. Treasury Note/Bond	0.125%	8/31/22	500,000	500,156	0.7%
U.S. Treasury Note/Bond	0.125%	11/30/22	500,000	500,156	0.7%
U.S. Treasury Note/Bond	0.125%	9/30/22	500,000	500,078	0.7%
U.S. Treasury Note/Bond	0.125%	12/31/22	500,000	500,078	0.7%
U.S. Treasury Note/Bond[3,4]	0.125%	7/31/22	400,000	400,125	0.5%
U.S. Treasury Note/Bond	0.250%	9/30/25	400,000	397,375	0.5%
U.S. Treasury Note/Bond[2]	1.500%	11/30/24	350,000	366,242	0.5%
U.S. Treasury Note/Bond[4]	0.500%	3/31/25	250,000	251,875	0.3%
U.S. Treasury Note/Bond[2,3]	0.375%–0.500%	12/31/25–10/31/27	252,000	249,782	0.4%
U.S. Treasury Note/Bond	0.125%	10/15/23	250,000	249,766	0.3%
U.S. Treasury Note/Bond	0.375%	11/30/25	200,000	199,625	0.3%
U.S. Treasury Note/Bond	0.625%	12/31/27	180,000	178,425	0.2%
U.S. Treasury Note/Bond	0.875%	11/15/30	175,000	171,691	0.2%
U.S. Treasury Note/Bond	0.125%	6/30/22	150,000	150,047	0.2%
				8,604,578	11.6%
Conventional Mortgage-Backed Securities
Ginnie Mae[5,6]	2.000%	3/18/51	328,000	340,044	0.4%
UMBS Pool[5,6,7]	2.000%	3/11/51	2,143,000	2,209,634	3.0%
UMBS Pool[5,6,7]	2.000%	4/14/51	929,500	956,804	1.3%
				3,506,482	4.7%
†Nonconventional Mortgage-Backed Securities[5,7,8]				348,986	0.5%
Total U.S. Government and Agency Obligations (Cost $12,450,624)				12,460,046	16.8%

Short-Term Investment-Grade Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
Asset-Backed/Commercial Mortgage-Backed Securities
AmeriCredit Automobile Receivables Trust Class B Series 2020-2[5]	0.970%	2/18/26	5,670	5,731	0.0%
AmeriCredit Automobile Receivables Trust Class C Series 2020-2[5]	1.480%	2/18/26	7,730	7,921	0.0%
AmeriCredit Automobile Receivables Trust Class D Series 2016-3[5]	2.710%	9/8/22	9,753	9,774	0.0%
Americredit Automobile Receivables Trust Class D Series 2018-2[5]	4.010%	7/18/24	19,450	20,702	0.0%
Americredit Automobile Receivables Trust Class D Series 2019-1[5]	3.620%	3/18/25	21,620	22,997	0.1%
AmeriCredit Automobile Receivables Trust Class D Series 2020-2[5]	2.130%	3/18/26	7,990	8,282	0.0%
AmeriCredit Automobile Receivables Trust Class D Series 2020-3[5]	1.490%	9/18/26	5,020	5,114	0.0%
BAMLL Commercial Mortgage Securities Trust Class A4 Series 2017-BNK3[5]	3.574%	2/15/50	4,760	5,374	0.0%
Banc of America Commercial Mortgage Trust Class A3 Series 2015-UBS7[5]	3.441%	9/15/48	6,999	7,621	0.0%
Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7[5,8]	4.359%	9/15/48	1,600	1,399	0.0%
Banc of America Funding Trust Class 2A2 Series 2006-H5,8	3.154%	9/20/46	5,541	4,351	0.0%
Bank of America Mortgage Trust Class A2 Series 2002-J5,8	3.593%	9/25/32	14	14	0.0%
Drive Auto Receivables Trust Class B Series 2020-2[5]	1.420%	3/17/25	6,950	7,044	0.0%
Drive Auto Receivables Trust Class C Series 2018-3[5]	3.720%	9/16/24	5,168	5,182	0.0%
Drive Auto Receivables Trust Class C Series 2018-5[5]	3.990%	1/15/25	28,496	28,965	0.1%
Drive Auto Receivables Trust Class C Series 2020-2[5]	2.280%	8/17/26	5,790	5,999	0.0%
Drive Auto Receivables Trust Class D Series 2016-CA5,9	4.180%	3/15/24	10,421	10,520	0.0%
Drive Auto Receivables Trust Class D Series 2017-1[5]	3.840%	3/15/23	804	813	0.0%

Short-Term Investment-Grade Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
Drive Auto Receivables Trust Class D Series 2018-3[5]	4.300%	9/16/24	16,140	16,670	0.0%
Drive Auto Receivables Trust Class D Series 2018-5[5]	4.300%	4/15/26	26,460	27,906	0.1%
Drive Auto Receivables Trust Class D Series 2019-2[5]	3.690%	8/17/26	15,870	16,848	0.0%
Drive Auto Receivables Trust Class D Series 2019-4[5]	2.700%	2/16/27	5,010	5,216	0.0%
Drive Auto Receivables Trust Class D Series 2020-1[5]	2.700%	5/17/27	5,010	5,200	0.0%
Drive Auto Receivables Trust Class D Series 2020-2[5]	3.050%	5/15/28	6,160	6,502	0.0%
GMF Floorplan Owner Revolving Trust Class A Series 2019-1[5,9]	2.700%	4/15/24	13,920	14,331	0.0%
GMF Floorplan Owner Revolving Trust Class A Series 2020-2[5,9]	0.690%	10/15/25	56,520	56,946	0.1%
GMF Floorplan Owner Revolving Trust Class B Series 2020-1[5,9]	1.030%	8/15/25	3,940	3,986	0.0%
GMF Floorplan Owner Revolving Trust Class B Series 2020-2[5,9]	0.960%	10/15/25	8,220	8,291	0.0%
GMF Floorplan Owner Revolving Trust Class C Series 2020-1[5,9]	1.480%	8/15/25	3,210	3,266	0.0%
GMF Floorplan Owner Revolving Trust Class C Series 2020-2[5,9]	1.310%	10/15/25	5,800	5,868	0.0%
GS Mortgage Securities Corp. II Class A Series 2012-BWTR[5,9]	2.954%	11/5/34	36,047	36,464	0.1%
GS Mortgage Securities Corp. II Class A5 Series 2018-GS10[5,8]	4.155%	7/10/51	8,565	10,053	0.0%
GS Mortgage Securities Corp. Trust Class A Series 2012-ALOHA[5,9]	3.551%	4/10/34	32,716	33,187	0.1%
GS Mortgage Securities Trust Class A3 Series 2015-GC34[5]	3.244%	10/10/48	9,961	10,708	0.0%
GS Mortgage Securities Trust Class A3 Series 2017-GS6[5]	3.433%	5/10/50	7,556	8,489	0.0%
GS Mortgage Securities Trust Class A4 Series 2013-GC12[5]	3.135%	6/10/46	13,060	13,647	0.0%
GS Mortgage Securities Trust Class A4 Series 2013-GCJ14[5]	3.955%	8/10/46	22,020	23,064	0.1%
GS Mortgage Securities Trust Class A4 Series 2014-GC26[5]	3.364%	11/10/47	19,370	20,847	0.0%

Short-Term Investment-Grade Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
GS Mortgage Securities Trust Class A4 Series 2015-GC28[5]	3.136%	2/10/48	38,907	41,653	0.1%
GS Mortgage Securities Trust Class A4 Series 2015-GC30[5]	3.382%	5/10/50	12,225	13,464	0.0%
GS Mortgage Securities Trust Class A4 Series 2015-GC32[5]	3.764%	7/10/48	4,636	5,196	0.0%
GS Mortgage Securities Trust Class A4 Series 2015-GC34[5]	3.506%	10/10/48	17,922	19,944	0.0%
GS Mortgage Securities Trust Class A4 Series 2016-GS3[5]	2.850%	10/10/49	11,930	13,015	0.0%
GS Mortgage Securities Trust Class A4 Series 2018-GS9[5,8]	3.992%	3/10/51	4,990	5,811	0.0%
GS Mortgage Securities Trust Class A4 Series 2019-GC40[5]	3.160%	7/10/52	3,920	4,389	0.0%
GS Mortgage Securities Trust Class A4 Series 2019-GC42[5]	3.001%	9/1/52	8,000	8,852	0.0%
GS Mortgage Securities Trust Class A5 Series 2013-GC13[5,8]	4.051%	7/10/46	22,934	24,686	0.1%
GS Mortgage Securities Trust Class A5 Series 2013-GC14[5]	4.243%	8/10/46	49,405	53,519	0.1%
GS Mortgage Securities Trust Class A5 Series 2014-GC20[5]	3.998%	4/10/47	43,873	47,756	0.1%
GS Mortgage Securities Trust Class A5 Series 2014-GC24[5]	3.931%	9/10/47	33,925	37,600	0.1%
GS Mortgage Securities Trust Class A5 Series 2014-GC26[5]	3.629%	11/10/47	16,700	18,318	0.0%
GS Mortgage Securities Trust Class A5 Series 2015-GC28[5]	3.396%	2/10/48	35,733	39,082	0.1%
GS Mortgage Securities Trust Class A5 Series 2020-GC45[5]	2.911%	2/13/53	4,625	5,094	0.0%
GS Mortgage Securities Trust Class AS Series 2012-GC6[5,9]	4.948%	1/10/45	1,000	1,026	0.0%
GS Mortgage Securities Trust Class AS Series 2014-GC20[5]	4.258%	4/10/47	1,410	1,527	0.0%
GS Mortgage Securities Trust Class AS Series 2014-GC24[5,8]	4.162%	9/10/47	13,246	14,474	0.0%
GS Mortgage Securities Trust Class B Series 2013-GCJ12[5,8]	3.777%	6/10/46	8,250	8,567	0.0%
GS Mortgage Securities Trust Class B Series 2014-GC24[5,8]	4.511%	9/10/47	10,665	10,238	0.0%

Short-Term Investment-Grade Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
GS Mortgage Securities Trust Class C Series 2011-GC3[5,8,9]	5.430%	3/10/44	2,280	2,277	0.0%
GS Mortgage Securities Trust Class C Series 2013-GC13[5,8,9]	4.084%	7/10/46	5,650	5,528	0.0%
GS Mortgage Securities Trust Class C Series 2014-GC24[5,8]	4.532%	9/10/47	17,556	14,553	0.0%
GS Mortgage Securities Trust Class C Series 2015-GC34[5,8]	4.648%	10/10/48	12,080	11,162	0.0%
Merrill Lynch Mortgage Investors Trust MLMI Class 2A Series 2003-A4[5,8]	3.256%	7/25/33	233	251	0.0%
Merrill Lynch Mortgage Investors Trust MLMI Class 2A2 Series 2003-A2, 6M USD LIBOR + 1.500%[5,8]	1.760%	2/25/33	491	465	0.0%
Morgan Stanley Capital I Class A4 Series 2017-HR2[5]	3.587%	12/15/50	6,765	7,641	0.0%
Morgan Stanley Capital I Class ASB Series 2017-HR2[5]	3.509%	12/15/50	5,420	6,024	0.0%
Morgan Stanley Capital I Trust 2012-C4 Class AS Series 2012-C4[5]	3.773%	3/15/45	2,500	2,540	0.0%
Morgan Stanley Capital I Trust Class A Series 2014-150E5,9	3.912%	9/9/32	27,955	30,632	0.1%
Morgan Stanley Capital I Trust Class A Series 2015-420[5,9]	3.727%	10/12/50	27,856	29,872	0.1%
Morgan Stanley Capital I Trust Class A2 Series 2012-STAR[5,9]	3.201%	8/5/34	17,287	17,536	0.0%
Morgan Stanley Capital I Trust Class A4 Series 2012-C4[5]	3.244%	3/15/45	16,052	16,294	0.0%
Morgan Stanley Capital I Trust Class A4 Series 2015-UBS8[5]	3.809%	12/15/48	41,942	47,119	0.1%
Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2[5]	3.049%	11/15/49	11,960	13,164	0.0%
Morgan Stanley Capital I Trust Class A4 Series 2016-UB11[5]	2.782%	8/15/49	22,321	24,308	0.1%
Morgan Stanley Capital I Trust Class C Series 2015-UBS8[5,8]	4.583%	12/15/48	5,740	5,385	0.0%
Santander Drive Auto Receivables Trust Class B Series 2020-2[5]	0.960%	11/15/24	9,560	9,618	0.0%
Santander Drive Auto Receivables Trust Class C Series 2017-3[5]	2.760%	12/15/22	277	277	0.0%

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
	Santander Drive Auto Receivables Trust Class C Series 2018-1[5]	2.960%	3/15/24	7,763	7,790	0.0%
	Santander Drive Auto Receivables Trust Class C Series 2020-2[5]	1.460%	9/15/25	18,750	19,058	0.0%
	Santander Drive Auto Receivables Trust Class C Series 2020-3[5]	1.120%	1/15/26	24,110	24,388	0.1%
	Santander Drive Auto Receivables Trust Class D Series 2018-1[5]	3.320%	3/15/24	19,330	19,715	0.0%
	Santander Drive Auto Receivables Trust Class D Series 2018-3[5]	4.070%	8/15/24	40,900	42,261	0.1%
	Santander Drive Auto Receivables Trust Class D Series 2018-4[5]	3.980%	12/15/25	21,750	22,903	0.1%
	Santander Drive Auto Receivables Trust Class D Series 2018-5[5]	4.190%	12/16/24	35,530	36,844	0.1%
	Santander Drive Auto Receivables Trust Class D Series 2020-2[5]	2.220%	9/15/26	25,830	26,698	0.1%
	Santander Drive Auto Receivables Trust Class D Series 2020-4[5]	1.480%	1/15/27	12,720	12,963	0.0%
†	Asset-Backed/Commercial Mortgage-Backed Securities—Other[5,7,8,9]				6,894,572	8.9%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $7,857,587)					8,211,341	11.1%
Corporate Bonds
	Communications
	AT&T Inc.	0.000%	12/16/21	169,800	169,101	0.2%
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	251,829	264,571	0.4%
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	142,929	164,668	0.2%
	T-Mobile USA Inc.[9]	3.500%	4/15/25	265,502	291,462	0.4%
	ViacomCBS Inc.	4.250%	9/1/23	145,945	158,348	0.2%
	Vodafone Group plc	3.750%	1/16/24	161,276	175,501	0.2%
†	Communications—Other[8,9,10,11]				2,293,615	3.1%
					3,517,266	4.7%
	Consumer Discretionary
	American Honda Finance Corp.	0.550%	7/12/24	158,100	157,516	0.2%
	General Motors Co.	4.875%–6.125%	10/2/23–10/1/25	171,621	198,853	0.3%
	General Motors Financial Co. Inc.	0.000%–5.200%	2/2/21–1/8/26	622,303	654,829	0.9%
†	Consumer Discretionary—Other[6,9,10,11]				2,635,975	3.5%
					3,647,173	4.9%

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
	Consumer Staples
	Altria Group Inc.	3.490%	2/14/22	177,660	183,331	0.3%
	Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	133,206	150,617	0.2%
	Reckitt Benckiser Treasury Services plc[9]	2.750%	6/26/24	165,355	176,349	0.2%
†	Consumer Staples—Other[6,9,10,12]				2,351,617	3.1%
					2,861,914	3.8%
	Energy
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	130,809	152,131	0.2%
	Energy Transfer Operating LP	2.900%–5.875%	6/1/21–1/15/26	290,537	311,082	0.7%
	Energy Transfer Partners	0.000%–0.000%	2/1/21–2/2/21	119,000	118,991	0.1%
	Energy Transfer Partners LP / Regency Energy Finance Corp.	4.500%–5.875%	3/1/22–11/1/23	244,873	259,572	0.3%
	Midwest Connector Capital Co. LLC[9]	3.625%–3.900%	4/1/22–4/1/24	85,724	87,146	0.1%
	Sunoco Logistics Partners Operations LP	3.450%–4.400%	4/1/21–4/1/24	113,020	117,503	0.2%
†	Energy—Other[9,10]				4,421,812	5.8%
					5,468,237	7.4%
	Financials
	American Express Co.	3.700%	8/3/23	158,448	171,437	0.2%
	Banco Santander SA	2.706%–3.125%	2/23/23–5/28/25	137,840	146,629	0.2%
	Banco Santander SA, 3M Australian Bank Bill Rate + 1.650%[8,11]	1.662%	1/19/23	14,400	11,075	0.0%
	Bank of America Corp.[10]	0.750%–4.450%	5/17/22–10/24/26	999,061	1,071,392	1.6%
	Bank of America Corp.	3.550%	3/5/24	156,731	166,301	0.2%
	Goldman Sachs Group Inc.[10]	0.481%–5.750%	2/25/21–12/9/26	902,522	952,179	1.5%
	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.200%[8,11]	1.220%	5/16/23	19,370	14,983	0.0%
	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.370%[8,11]	1.388%	9/8/21	19,280	14,825	0.0%
	HSBC Holdings plc[13]	1.645%–4.292%	3/13/23–9/12/26	760,839	795,236	1.3%
	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%[8,11]	1.120%	2/16/24	4,800	3,669	0.0%
	JPMorgan Chase & Co.[10]	0.625%–4.023%	8/24/22–2/4/27	1,062,792	1,125,999	1.4%
	Morgan Stanley[10]	0.529%–5.500%	7/28/21–12/10/26	684,591	726,190	1.0%
	Morgan Stanley	2.625%	11/17/21	180,704	184,093	0.3%
	Morgan Stanley	3.125%	1/23/23	151,394	159,567	0.2%
	Royal Bank of Canada	2.250%	11/1/24	158,384	168,172	0.2%
	Royal Bank of Canada	2.550%	7/16/24	145,403	155,488	0.2%
	Santander Holdings USA Inc.	3.400%–4.500%	3/28/22–7/17/25	217,888	230,665	0.3%
	Santander UK Group Holdings plc	1.532%–4.796%	1/10/23–8/21/26	119,249	125,695	0.1%
	Santander UK plc[9]	2.100%–5.000%	11/15/21–6/18/24	149,643	159,377	0.2%
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	182,830	195,202	0.3%
	Truist Bank	3.200%	4/1/24	142,122	153,933	0.2%

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
	Wells Fargo & Co.[10,12]	0.500%–4.600%	4/1/21–4/30/26	802,748	853,964	1.2%
	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.100%[8,11]	1.111%	4/27/22	21,453	16,507	0.0%
	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.320%[8,11]	1.331%	7/27/21	66,905	51,372	0.1%
	Wells Fargo Bank NA12	2.082%–5.250%	9/9/22–8/14/23	262,256	290,013	0.5%
†	Financials—Other[8,9,10,11,12,14,15,16]				12,153,459	15.9%
					20,097,422	27.1%
	Health Care
	AbbVie Inc.[10]	1.250%–5.000%	11/14/21–5/14/25	436,537	460,494	0.4%
	AbbVie Inc.	2.600%	11/21/24	254,925	271,897	0.4%
	AbbVie Inc.	2.300%	11/21/22	213,500	220,742	0.3%
	AbbVie Inc.	2.150%	11/19/21	161,500	163,787	0.2%
	Bristol-Myers Squibb Co.	2.900%	7/26/24	186,019	200,767	0.3%
	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	174,970	179,655	0.2%
†	Health Care—Other[9,10]				3,777,826	5.3%
					5,275,168	7.1%
	Industrials
	Boeing Co.	4.508%	5/1/23	174,223	187,432	0.3%
	Boeing Co.	4.875%	5/1/25	131,945	148,862	0.2%
	Raytheon Technologies Corp.	3.200%	3/15/24	142,359	153,530	0.2%
†	Industrials—Other[5,8,9,10,11]				2,921,046	3.9%
					3,410,870	4.6%
†	Materials[9,10]				1,285,731	1.7%
†	Real Estate[9,10,11]				1,679,748	2.3%
	Technology
	Fiserv Inc.	2.750%	7/1/24	162,005	173,104	0.2%
†	Technology—Other[9,10]				2,398,096	3.3%
					2,571,200	3.5%
	Utilities
	Duke Energy Corp.	3.227%	3/11/22	290,625	299,540	0.4%
†	Utilities—Other[8,9,10,11,12,17]				2,274,474	3.1%
					2,574,014	3.5%
Total Corporate Bonds (Cost $50,795,380)					52,388,743	70.6%
Sovereign Bonds
	Emirate of Abu Dhabi[9]	2.125%	9/30/24	160,375	168,074	0.2%
†	Sovereign Bonds—Other[5,9,10,18]				2,509,905	3.4%
Total Sovereign Bonds (Cost $2,571,877)					2,677,979	3.6%
†Taxable Municipal Bonds (Cost $41,580)[5,8,19]					43,560	0.1%
				Shares
Common Stocks
Exchange-Traded Fund
	Vanguard Short-Term Corporate Bond ETF (Cost $78,302)[20]			967,764	80,431	0.1%

Short-Term Investment-Grade Fund
		Coupon		Shares	Market Value• ($000)	Percentage of Net Assets
Temporary Cash Investments
Money Market Fund
Vanguard Market Liquidity Fund (Cost $2,214,829)[21]		0.107%		22,151,735	2,215,174	3.0%
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased
Over-the-Counter Swaptions
Call Swaptions
2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	NGFP	1/13/23	0.603%	624,374	2,785	0.0%
2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.608% Semiannually	CITNA	1/17/23	0.608%	623,325	2,809	0.0%
					5,594	0.0%

Short-Term Investment-Grade Fund
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)	Percentage of Net Assets
Put Swaptions
5-Year CDX-NA-IG-S35-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	2/17/21	0.600%	161,030	177	0.0%
Total Options Purchased (Cost $5,607)					5,771	0.0%
Total Investments (Cost $76,015,786)					78,083,045	105.3%
Other Assets and Liabilities—Net					(3,917,249)	(5.3)%
Net Assets					74,165,796	100.0%
Cost is in $000.
•	See Note A in Notes to Financial Statements.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
[1]	Securities with a value of $666,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
[2]	Securities with a value of $86,591,000 have been segregated as initial margin for open centrally cleared swap contracts.
[3]	Securities with a value of $38,538,000 have been segregated as initial margin for open futures contracts.
[4]	Securities with a value of $919,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
[5]	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
[6]	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2021.
[7]	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
[8]	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
[9]	Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2021, the aggregate value was $9,796,227,000, representing 13.2% of net assets.
[10]	Certain securities have face amount denominated in euro.
[11]	Certain securities have face amount denominated in Australian dollars.
[12]	Certain securities have face amount denominated in British pounds.
[13]	Certain securities have face amount denominated in Canadian dollars.
[14]	Guaranteed by multiple countries.
[15]	Non-income-producing security—security in default.
[16]	Certain of the fund’s securities are valued using significant unobservable inputs.
[17]	Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
[18]	Guaranteed by the Republic of Hungary.
[19]	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
[20]	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
[21]	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3M—3-month.
6M—6-month.
CITNA—Citibank NA.
JPMC—JPMorgan Chase Bank, N.A.
LIBOR—London Interbank Offered Rate.
NGFP—Nomura Global Financial Products Inc.
UMBS—Uniform Mortgage-Backed Securities.

Short-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Call Swaptions
5-Year CDX-NA-IG-S35-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	2/17/21	0.525%	161,030	(74)

Put Swaptions
5-Year CDX-NA-IG-S35-V1, Credit Protection Purchased, Pays 1.000% Quarterly	JPMC	2/17/21	0.525%	161,030	(420)
Total Options Written (Premiums Received $789)					(494)
JPMC—JPMorgan Chase Bank, N.A.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2021	13,680	3,022,959	1,482
Long U.S. Treasury Bond	March 2021	76	12,823	(354)
				1,128

Short Futures Contracts
10-Year U.S. Treasury Note	March 2021	(6,777)	(928,661)	1,650
5-Year Government of Canada Bond	March 2021	(260)	(25,940)	(25)
5-Year U.S. Treasury Note	March 2021	(734)	(92,392)	39
AUD 10-Year Treasury Bond	March 2021	(174)	(19,397)	145
AUD 3-Year Treasury Bond	March 2021	(836)	(75,022)	(40)
Euro-Bobl	March 2021	(3,044)	(499,620)	(747)
Euro-Bund	March 2021	(399)	(85,826)	(233)
Euro-Buxl	March 2021	(12)	(3,223)	13
Euro-Schatz	March 2021	(6,512)	(887,624)	154
Long Gilt	March 2021	(380)	(69,804)	(44)
Ultra 10-Year U.S. Treasury Note	March 2021	(9,301)	(1,430,755)	13,230
				14,142
				15,270

Short-Term Investment-Grade Fund
Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Goldman, Sachs & Co.	2/12/21	EUR	59,637	USD	72,417	43	(69)
UBS AG	2/12/21	EUR	9,843	USD	12,103	—	(155)
Citibank, N.A.	2/12/21	EUR	8,494	USD	10,457	—	(147)
Morgan Stanley Capital Services Inc.	2/12/21	EUR	5,654	USD	6,879	—	(15)
HSBC Bank plc	2/12/21	GBP	19,945	USD	26,983	346	—
Barclays Bank plc	2/12/21	GBP	7,603	USD	10,359	58	—
BNP Paribas	2/12/21	USD	653,537	AUD	840,504	11,140	—
Morgan Stanley Capital Services Inc.	2/12/21	USD	39,646	CAD	50,422	214	—
Deutsche Bank AG	2/12/21	USD	10	CAD	13	—	—
Deutsche Bank AG	2/12/21	USD	1,300,620	EUR	1,052,828	22,653	(10)
BNP Paribas	2/12/21	USD	982,961	EUR	798,076	14,215	—
HSBC Bank plc	2/12/21	USD	12,825	EUR	10,532	41	—
Morgan Stanley Capital Services Inc.	2/12/21	USD	2,705	EUR	2,234	—	(7)
BNP Paribas	2/12/21	USD	316,238	GBP	232,960	—	(2,968)
Morgan Stanley Capital Services Inc.	2/12/21	USD	163	JPY	16,803	2	—
						48,712	(3,371)
AUD—Australian dollar.
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S34-V1	6/21/25	USD 861,000	1.000	12,374	20,114
CDX-NA-IG-S35-V1	12/23/25	USD 1,257,270	1.000	27,861	(2,165)
				40,235	17,949
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Short-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Berkshire Hathaway Inc./Aa2	12/21/22	BARC	16,580	1.000	290	106	184	—
Berkshire Hathaway Inc./Aa2	6/21/22	BARC	32,955	1.000	443	154	289	—
Boeing Co./Baa2	6/21/24	GSI	24,365	1.000	(82)	400	—	(482)
Metlife Inc./A3	12/21/21	BARC	6,575	1.000	60	2	58	—
People’s Republic of China/A1	6/21/24	GSI	20,715	1.000	603	323	280	—
People’s Republic of China/A1	6/21/22	BNPSW	26,335	1.000	370	63	307	—
Republic of Indonesia/Baa2	12/23/25	BARC	29,940	1.000	374	—	374	—
Republic of Indonesia/Baa2	12/23/25	BARC	9,422	1.000	117	33	84	—
Republic of Indonesia/Baa2	12/23/25	BARC	8,658	1.000	108	16	92	—
Republic of South Africa/Ba2	12/23/25	BARC	2,340	1.000	(134)	(112)	—	(22)
Republic of South Africa/Ba2	12/23/25	BOANA	5,000	1.000	(286)	(254)	—	(32)
Russian Foreign Bond/Baa3	12/23/25	GSI	10,603	1.000	32	5	27	—
Russian Foreign Bond/Baa3	12/23/25	GSI	10,142	1.000	31	10	21	—
Russian Foreign Bond/Baa3	12/23/25	MSCS	10,604	1.000	32	6	26	—
Verizon Communications Inc./Baa1	12/21/22	GSI	33,580	1.000	483	219	264	—
					2,441	971	2,006	(536)

Credit Protection Purchased
Bank of China Ltd.	6/21/23	BNPSW	19,485	(1.000)	(406)	(150)	—	(256)
Bank of China Ltd.	6/21/22	BNPSW	26,335	(1.000)	(350)	(2)	—	(348)
Bank of China Ltd.	12/21/21	BNPSW	13,100	(1.000)	(120)	8	—	(128)
Boeing Co.	12/21/24	JPMC	9,690	(1.000)	73	637	—	(564)
Commerzbank AG	6/22/21	BOANA	24,410	(1.000)	(100)	22	—	(122)
CVS Health Corp.	12/21/21	BARC	19,535	(1.000)	(171)	(114)	—	(57)
CVS Health Corp.	12/21/21	BARC	6,620	(1.000)	(57)	(37)	—	(20)
CVS Health Corp.	12/21/21	JPMC	29,300	(1.000)	(256)	(149)	—	(107)

Short-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Deutsche Bank AG	12/21/22	JPMC	20,120	(1.000)	(264)	(36)	—	(228)
Federative Republic of Brazil	12/23/25	BOANA	3,800	(1.000)	125	521	—	(396)
Federative Republic of Brazil	12/23/25	GSCM	10,925	(1.000)	360	1,397	—	(1,037)
Federative Republic of Brazil	12/23/25	MSCS	2,170	(1.000)	71	112	—	(41)
Lincoln National Corp.	12/21/21	BARC	6,575	(1.000)	(59)	3	—	(62)
Lincoln National Corp.	6/22/21	BARC	3,340	(1.000)	(16)	7	—	(23)
Lincoln National Corp.	6/22/21	BARC	3,335	(1.000)	(16)	7	—	(23)
McDonald’s Corp.	6/21/22	GSI	26,675	(1.000)	(365)	(234)	—	(131)
Raytheon Co.	12/21/21	GSI	24,420	(1.000)	(237)	(158)	—	(79)
Raytheon Co.	12/21/21	GSI	24,415	(1.000)	(237)	(156)	—	(81)
Republic of Colombia	12/23/25	BOANA	4,040	(1.000)	20	(28)	48	—
Republic of Colombia	12/23/25	GSI	20,136	(1.000)	98	304	—	(206)
Republic of Indonesia	12/23/25	MSCS	18,310	(1.000)	(229)	(227)	—	(2)
Republic of South Africa	12/23/25	GSI	10,195	(1.000)	584	900	—	(316)
Republic of South Africa	12/23/25	MSCS	10,276	(1.000)	588	899	—	(311)
Republic of Turkey	12/23/25	MSCS	6,480	(1.000)	600	679	—	(79)
Republic of Turkey	12/21/23	BOANA	12,980	(1.000)	578	636	—	(58)
Republic of Turkey	12/21/23	BOANA	6,500	(1.000)	290	332	—	(42)
Republic of Turkey	12/21/23	BOANA	6,490	(1.000)	289	328	—	(39)
Republic of Turkey	12/21/23	BOANA	6,490	(1.000)	289	317	—	(28)
Societe Generale SA	12/21/21	JPMC	9,765	(1.000)	(78)	(10)	—	(68)
Standard Chartered plc	12/21/21	JPMC	16,475	(1.000)	(152)	7	—	(159)
State of Qatar	6/21/22	BOANA	1,500	(1.000)	(19)	5	—	(24)
State of Qatar	6/21/22	CITNA	3,450	(1.000)	(44)	11	—	(55)

Short-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
United Mexican States	12/23/25	MSCS	5,020	(1.000)	(19)	(36)	17	—
United Mexican States	6/21/25	BARC	11,600	(1.000)	(105)	185	—	(290)
					665	5,980	65	(5,380)
					3,106	6,951	2,071	(5,916)
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1	Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank NA.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
At January 31, 2021, the counterparties had deposited in segregated accounts securities with a value of $50,537,000 and cash of $6,969,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Fixed Interest Rate Received (Paid) (%)	Floating Interest Rate Received (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
9/6/22	N/A	100	N/A1	(0.080)[2]	—	—
3/17/23	3/17/21[3]	161,498	(0.000)[4]	0.000[5]	211	(61)
3/18/24	3/17/21[3]	200,821	(0.000)[4]	0.000[5]	760	(16)
1/17/25	1/17/23[3]	312,187	(0.603)[6]	0.000[7]	(118)	(118)
1/21/25	1/19/23[3]	311,663	(0.608)[6]	0.000[7]	(131)	(131)
3/17/25	3/17/21[3]	114,210	(0.000)[4]	0.000[5]	1,083	152

Short-Term Investment-Grade Fund
Centrally Cleared Interest Rate Swaps (continued)
Termination Date	Future Effective Date	Notional Amount ($000)	Fixed Interest Rate Received (Paid) (%)	Floating Interest Rate Received (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
3/17/26	3/17/21[3]	67,716	(0.250)[4]	0.000[5]	402	243
3/17/28	3/17/21[3]	123,715	(0.250)[4]	0.000[5]	3,331	1,135
					5,538	1,204
1	Fund receives 0.090% floating rate based on 1-Day USD Overnight Fed Funds Effective Rate as of the most recent payment date. Interest payment received/paid quarterly.
2	Based on Secured Overnight Financing Rate (SOFR) as of the most recent payment date. Floating interest payment received/paid quarterly.
3	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
4	Fixed interest payment received/paid annually.
5	Based on Secured Overnight Financing Rate (SOFR) as of the most recent payment date. Floating interest payment received/paid annually.
6	Fixed interest payment received/paid semiannually.
7	Based on 3M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid quarterly.
3M—3-month.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $73,722,655)	75,787,440
Affiliated Issuers (Cost $2,293,131)	2,295,605
Total Investments in Securities	78,083,045
Investment in Vanguard	2,760
Foreign Currency, at Value (Cost $6,775)	6,753
Receivables for Investment Securities Sold	3,767,257
Receivables for Accrued Income	446,490
Receivables for Capital Shares Issued	182,815
Swaps Premiums Paid	8,654
Variation Margin Receivable—Futures Contracts	10,062
Variation Margin Receivable—Centrally Cleared Swap Contracts	300
Unrealized Appreciation—Forward Currency Contracts	48,712
Unrealized Appreciation—Over-the-Counter Swap Contracts	2,071
Other Assets	680
Total Assets	82,559,599
Liabilities
Due to Custodian	8,154
Payables for Investment Securities Purchased	8,281,710
Payables for Capital Shares Redeemed	72,157
Payables for Distributions	17,129
Payables to Vanguard	2,348
Options Written, at Value (Premiums Received $789)	494
Swap Premiums Received	1,703
Variation Margin Payable—Centrally Cleared Swap Contracts	821
Unrealized Depreciation—Forward Currency Contracts	3,371
Unrealized Depreciation—Over-the-Counter Swap Contracts	5,916
Total Liabilities	8,393,803
Net Assets	74,165,796

Short-Term Investment-Grade Fund
Statement of Assets and Liabilities (continued)
At January 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	72,336,886
Total Distributable Earnings (Loss)	1,828,910
Net Assets	74,165,796

Investor Shares—Net Assets
Applicable to 781,982,749 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,616,500
Net Asset Value Per Share—Investor Shares	$11.02

Admiral Shares—Net Assets
Applicable to 4,654,060,668 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	51,282,100
Net Asset Value Per Share—Admiral Shares	$11.02

Institutional Shares—Net Assets
Applicable to 1,294,806,665 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	14,267,196
Net Asset Value Per Share—Institutional Shares	$11.02

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Dividends—Affiliated Issuers	1,381
Interest—Unaffiliated Issuers	1,509,992
Interest—Affiliated Issuers	4,111
Total Income	1,515,484
Expenses
The Vanguard Group—Note B
Investment Advisory Services	6,339
Management and Administrative—Investor Shares	14,343
Management and Administrative—Admiral Shares	37,927
Management and Administrative—Institutional Shares	6,251
Marketing and Distribution—Investor Shares	801
Marketing and Distribution—Admiral Shares	2,588
Marketing and Distribution—Institutional Shares	361
Custodian Fees	369
Auditing Fees	50
Shareholders' Reports—Investor Shares	141
Shareholders' Reports—Admiral Shares	454
Shareholders' Reports—Institutional Shares	17
Trustees’ Fees and Expenses	37
Total Expenses	69,678
Net Investment Income	1,445,806
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	655,659
Investment Securities Sold—Affiliated Issuers	(753)
Futures Contracts	(61,048)
Options Purchased	(2,045)
Options Written	13,577
Swap Contracts	(25,949)
Forward Currency Contracts	(155,433)
Foreign Currencies	(52,062)
Realized Net Gain (Loss)	371,946
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	712,765
Investment Securities—Affiliated Issuers	2,461
Futures Contracts	26,463
Options Purchased	978
Options Written	691
Swap Contracts	36,861
Forward Currency Contracts	13,427

Short-Term Investment-Grade Fund
Statement of Operations (continued)
Year Ended January 31, 2021
($000)
Foreign Currencies	139
Change in Unrealized Appreciation (Depreciation)	793,785
Net Increase (Decrease) in Net Assets Resulting from Operations	2,611,537

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,445,806	1,735,187
Realized Net Gain (Loss)	371,946	77,439
Change in Unrealized Appreciation (Depreciation)	793,785	1,640,417
Net Increase (Decrease) in Net Assets Resulting from Operations	2,611,537	3,453,043
Distributions[1]
Investor Shares	(175,858)	(225,153)
Admiral Shares	(1,039,658)	(1,227,964)
Institutional Shares	(255,366)	(305,277)
Total Distributions	(1,470,882)	(1,758,394)
Capital Share Transactions
Investor Shares	284,616	108,286
Admiral Shares	6,268,794	2,814,824
Institutional Shares	3,251,051	438,767
Net Increase (Decrease) from Capital Share Transactions	9,804,461	3,361,877
Total Increase (Decrease)	10,945,116	5,056,526
Net Assets
Beginning of Period	63,220,680	58,164,154
End of Period	74,165,796	63,220,680
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.80	$10.50	$10.57	$10.65	$10.60
Investment Operations
Net Investment Income	.233[1]	.297[1]	.283[1]	.224[1]	.213
Net Realized and Unrealized Gain (Loss) on Investments	.225	.304	(.069)	(.087)	.053
Total from Investment Operations	.458	.601	.214	.137	.266
Distributions
Dividends from Net Investment Income	(.238)	(.301)	(.284)	(.215)	(.205)
Distributions from Realized Capital Gains	—	—	—	(.002)	(.011)
Total Distributions	(.238)	(.301)	(.284)	(.217)	(.216)
Net Asset Value, End of Period	$11.02	$10.80	$10.50	$10.57	$10.65
Total Return[2]	4.29%	5.79%	2.07%	1.29%	2.52%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,617	$8,179	$7,846	$9,333	$9,558
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.14%	2.78%	2.71%	2.11%	2.00%
Portfolio Turnover Rate	89%[3]	76%[3]	71%[3]	86%	68%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 13%, 1%, and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.80	$10.50	$10.57	$10.65	$10.60
Investment Operations
Net Investment Income	.244[1]	.308[1]	.294[1]	.236[1]	.224
Net Realized and Unrealized Gain (Loss) on Investments	.225	.304	(.070)	(.088)	.053
Total from Investment Operations	.469	.612	.224	.148	.277
Distributions
Dividends from Net Investment Income	(.249)	(.312)	(.294)	(.226)	(.216)
Distributions from Realized Capital Gains	—	—	—	(.002)	(.011)
Total Distributions	(.249)	(.312)	(.294)	(.228)	(.227)
Net Asset Value, End of Period	$11.02	$10.80	$10.50	$10.57	$10.65
Total Return[2]	4.39%	5.90%	2.17%	1.39%	2.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$51,282	$44,211	$40,218	$42,156	$38,564
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.23%	2.88%	2.81%	2.21%	2.10%
Portfolio Turnover Rate	89%[3]	76%[3]	71%[3]	86%	68%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 13%, 1%, and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.80	$10.50	$10.57	$10.65	$10.60
Investment Operations
Net Investment Income	.246[1]	.311[1]	.297[1]	.240[1]	.227
Net Realized and Unrealized Gain (Loss) on Investments	.226	.304	(.070)	(.089)	.053
Total from Investment Operations	.472	.615	.227	.151	.280
Distributions
Dividends from Net Investment Income	(.252)	(.315)	(.297)	(.229)	(.219)
Distributions from Realized Capital Gains	—	—	—	(.002)	(.011)
Total Distributions	(.252)	(.315)	(.297)	(.231)	(.230)
Net Asset Value, End of Period	$11.02	$10.80	$10.50	$10.57	$10.65
Total Return	4.42%	5.93%	2.20%	1.42%	2.65%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,267	$10,830	$10,100	$11,566	$9,949
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.25%	2.91%	2.84%	2.24%	2.13%
Portfolio Turnover Rate	89%[2]	76%[2]	71%[2]	86%	68%
1	Calculated based on average shares outstanding.
2	Includes 13%, 1%, and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Short-Term Investment-Grade Fund
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented 2% and 4% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset

Short-Term Investment-Grade Fund
(liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2021, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2021, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay a fixed rate and receive a floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Short-Term Investment-Grade Fund
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2021, the fund’s average value of investments in swaptions purchased and swaptions written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and

Short-Term Investment-Grade Fund
Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
During the year ended January 31, 2021, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 2% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.
8. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to

Short-Term Investment-Grade Fund
the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.
At January 31, 2021, counterparties had deposited in segregated accounts securities with a value of $525,000 in connection with TBA transactions.
9. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Short-Term Investment-Grade Fund
12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Short-Term Investment-Grade Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $2,760,000, representing less than 0.01% of the fund’s net assets and 1.10% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Short-Term Investment-Grade Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	12,460,046	—	12,460,046
Asset-Backed/Commercial Mortgage-Backed Securities	—	8,211,341	—	8,211,341
Corporate Bonds	—	52,388,740	3	52,388,743
Sovereign Bonds	—	2,677,979	—	2,677,979
Taxable Municipal Bonds	—	43,560	—	43,560
Common Stocks	80,431	—	—	80,431
Temporary Cash Investments	2,215,174	—	—	2,215,174
Options Purchased	—	5,771	—	5,771
Total	2,295,605	75,787,437	3	78,083,045
Derivative Financial Instruments
Assets
Futures Contracts[1]	10,062	—	—	10,062
Forward Currency Contracts	—	48,712	—	48,712
Swap Contracts	300[1]	2,071	—	2,371
Total	10,362	50,783	—	61,145
Liabilities
Options Written	—	494	—	494
Forward Currency Contracts	—	3,371	—	3,371
Swap Contracts	821[1]	5,916	—	6,737
Total	821	9,781	—	10,602
1	Represents variation margin on the last day of the reporting period.
D.	At January 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities Caption	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	5,594	—	177	5,771
Swap Premiums Paid	—	—	8,654	8,654
Variation Margin Receivable— Futures Contracts	10,062	—	—	10,062
Variation Margin Receivable—Centrally Cleared Swap Contracts	300	—	—	300

Short-Term Investment-Grade Fund
Statement of Assets and Liabilities Caption	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Forward Currency Contracts	—	48,712	—	48,712
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	2,071	2,071
Total Assets	15,956	48,712	10,902	75,570

Options Written, at Value	—	—	494	494
Swap Premiums Received	—	—	1,703	1,703
Variation Margin Payable—Centrally Cleared Swap Contracts	—	—	821	821
Unrealized Depreciation— Forward Currency Contracts	—	3,371	—	3,371
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	5,916	5,916
Total Liabilities	—	3,371	8,934	12,305
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(61,048)	—	—	(61,048)
Options Purchased	(480)	—	(1,565)	(2,045)
Options Written	11,250	—	2,327	13,577
Swap Contracts	(57,949)	—	32,000	(25,949)
Forward Currency Contracts	—	(155,433)	—	(155,433)
Realized Net Gain (Loss) on Derivatives	(108,227)	(155,433)	32,762	(230,898)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	26,463	—	—	26,463
Options Purchased	1,091	—	(113)	978
Options Written	762	—	(71)	691
Swap Contracts	14,202	—	22,659	36,861
Forward Currency Contracts	—	13,427	—	13,427
Change in Unrealized Appreciation (Depreciation) on Derivatives	42,518	13,427	22,475	78,420
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These

Short-Term Investment-Grade Fund
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	61,228
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(79,659)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,864,470
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	1,470,882	1,758,394
Long-Term Capital Gains	—	—
Total	1,470,882	1,758,394
*	Includes short-term capital gains, if any.
As of January 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	76,240,257
Gross Unrealized Appreciation	1,959,260
Gross Unrealized Depreciation	(94,708)
Net Unrealized Appreciation (Depreciation)	1,864,552
F.	During the year ended January 31, 2021, the fund purchased $34,855,374,000 of investment securities and sold $30,521,016,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $33,027,212,000 and $25,958,709,000, respectively.

Short-Term Investment-Grade Fund
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	3,104,089	285,855	1,636,784	153,429
Issued in Lieu of Cash Distributions	164,257	15,072	209,166	19,568
Redeemed	(2,983,730)	(276,021)	(1,737,664)	(162,876)
Net Increase (Decrease)—Investor Shares	284,616	24,906	108,286	10,121
Admiral Shares
Issued	20,001,081	1,832,509	11,770,080	1,102,886
Issued in Lieu of Cash Distributions	828,429	76,003	981,607	91,821
Redeemed	(14,560,716)	(1,346,688)	(9,936,863)	(931,111)
Net Increase (Decrease)—Admiral Shares	6,268,794	561,824	2,814,824	263,596
Institutional Shares
Issued	6,743,962	616,179	2,677,282	250,889
Issued in Lieu of Cash Distributions	234,890	21,546	282,087	26,388
Redeemed	(3,727,801)	(345,374)	(2,520,602)	(236,348)
Net Increase (Decrease)—Institutional Shares	3,251,051	292,351	438,767	40,929
H.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Jan. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2021 Market Value ($000)
Vanguard Intermediate-Term Corporate Bond ETF	—	35,413	36,050	637	—	87	—	—
Vanguard Market Liquidity Fund	158,257	NA1	NA1	(1,390)	332	4,111	—	2,215,174
Vanguard Short-Term Corporate Bond ETF	—	78,302	—	—	2,129	1,294	—	80,431
Total	158,257			(753)	2,461	5,492	—	2,295,605
1	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Investment-Grade Fund Investor Shares	7.49%	5.19%	4.86%	$16,072
Bloomberg Barclays U.S. 5–10 Year Credit Bond Index	6.39	6.08	5.55	17,170
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	14,454

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Intermediate-Term Investment-Grade Fund Admiral Shares	7.59%	5.29%	4.96%	$81,161
Bloomberg Barclays U.S. 5–10 Year Credit Bond Index	6.39	6.08	5.55	85,849
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	72,272
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund
Fund Allocation
As of January 31, 2021
Asset-Backed/Commercial Mortgage-Backed Securities	7.1%
Corporate Bonds - Communications	5.1
Corporate Bonds - Consumer Discretionary	4.4
Corporate Bonds - Consumer Staples	5.8
Corporate Bonds - Energy	7.1
Corporate Bonds - Financials	24.7
Corporate Bonds - Health Care	8.0
Corporate Bonds - Industrials	5.1
Corporate Bonds - Materials	2.2
Corporate Bonds - Real Estate	4.9
Corporate Bonds - Technology	4.7
Corporate Bonds - Utilities	4.9
Sovereign Bonds	4.9
Taxable Municipal Bonds	0.2
U.S. Government and Agency Obligations	10.9
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Intermediate-Term Investment-Grade Fund
Financial Statements
Schedule of Investments—Investments Summary
As of January 31, 2021
This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	U.S. Treasury Note/Bond[1,2,3]	0.875%	11/15/30	800,000	784,875	2.1%
	U.S. Treasury Note/Bond	0.750%	1/31/28	750,000	749,063	2.0%
	U.S. Treasury Note/Bond	0.375%	12/31/25	500,000	498,828	1.3%
	U.S. Treasury Note/Bond[2]	0.500%	10/31/27	500,000	492,422	1.3%
	U.S. Treasury Note/Bond[2,3]	0.625%	5/15/30	400,000	385,375	1.0%
	U.S. Treasury Note/Bond	0.625%	8/15/30	100,000	96,031	0.3%
					3,006,594	8.0%
†Agency Bonds and Notes[4,5]					4,876	0.0%
Conventional Mortgage-Backed Securities
	Fannie Mae Pool[4,5]	3.000%	12/1/49	66,372	68,744	0.2%
	Ginnie Mae[4,6]	2.000%	3/18/51	101,000	104,709	0.3%
	UMBS Pool[4,5,6]	2.000%	3/11/51	338,000	348,475	0.9%
	UMBS Pool[4,5,6]	2.000%	4/14/51	273,250	281,277	0.8%
†	Conventional Mortgage-Backed Securities—Other[4,5]				46,428	0.1%
					849,633	2.3%
†Nonconventional Mortgage-Backed Securities[4,5,7]					151,889	0.4%
Total U.S. Government and Agency Obligations (Cost $4,027,602)					4,012,992	10.7%
Asset-Backed/Commercial Mortgage-Backed Securities
	BAMLL Commercial Mortgage Securities Trust Class A4 Series 2017-BNK3[4]	3.574%	2/15/50	1,540	1,739	0.0%

Intermediate-Term Investment-Grade Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
Banc of America Commercial Mortgage Trust Class A3 Series 2015-UBS7[4]	3.441%	9/15/48	4,411	4,803	0.0%
Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7[4,7]	4.359%	9/15/48	360	315	0.0%
GS Mortgage Securities Corp. II Class A Series 2012-BWTR[4,8]	2.954%	11/5/34	7,625	7,713	0.0%
GS Mortgage Securities Corp. II Class A5 Series 2018-GS10[4,7]	4.155%	7/10/51	5,335	6,262	0.0%
GS Mortgage Securities Corp. Trust Class A Series 2012-ALOHA[4,8]	3.551%	4/10/34	5,430	5,508	0.0%
GS Mortgage Securities Trust Class A3 Series 2015-GC34[4]	3.244%	10/10/48	7,544	8,110	0.0%
GS Mortgage Securities Trust Class A3 Series 2017-GS6[4]	3.433%	5/10/50	5,920	6,650	0.0%
GS Mortgage Securities Trust Class A4 Series 2013-GC12[4]	3.135%	6/10/46	4,128	4,313	0.0%
GS Mortgage Securities Trust Class A4 Series 2013-GCJ14[4]	3.955%	8/10/46	6,005	6,290	0.0%
GS Mortgage Securities Trust Class A4 Series 2014-GC26[4]	3.364%	11/10/47	7,680	8,265	0.0%
GS Mortgage Securities Trust Class A4 Series 2015-GC28[4]	3.136%	2/10/48	9,110	9,753	0.1%
GS Mortgage Securities Trust Class A4 Series 2015-GC30[4]	3.382%	5/10/50	2,398	2,641	0.0%
GS Mortgage Securities Trust Class A4 Series 2015-GC32[4]	3.764%	7/10/48	4,615	5,172	0.0%
GS Mortgage Securities Trust Class A4 Series 2016-GS3[4]	2.850%	10/10/49	2,220	2,422	0.0%
GS Mortgage Securities Trust Class A4 Series 2019-GC38[4]	3.968%	2/10/52	3,080	3,592	0.0%
GS Mortgage Securities Trust Class A4 Series 2019-GC40[4]	3.160%	7/10/52	6,528	7,309	0.0%
GS Mortgage Securities Trust Class A4 Series 2019-GC42[4]	3.001%	9/1/52	7,000	7,745	0.0%
GS Mortgage Securities Trust Class A5 Series 2013-GC13[4,7]	4.051%	7/10/46	185	199	0.0%
GS Mortgage Securities Trust Class A5 Series 2013-GC14[4]	4.243%	8/10/46	105	114	0.0%

Intermediate-Term Investment-Grade Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
GS Mortgage Securities Trust Class A5 Series 2014-GC20[4]	3.998%	4/10/47	11,289	12,288	0.1%
GS Mortgage Securities Trust Class A5 Series 2020-GC45[4]	2.911%	2/13/53	18,170	20,014	0.1%
GS Mortgage Securities Trust Class AAB Series 2020-GC45[4]	2.843%	2/13/53	7,336	8,079	0.0%
GS Mortgage Securities Trust Class AS Series 2012-GC6[4,8]	4.948%	1/10/45	1,025	1,052	0.0%
GS Mortgage Securities Trust Class AS Series 2014-GC20[4]	4.258%	4/10/47	570	617	0.0%
GS Mortgage Securities Trust Class AS Series 2014-GC24[4,7]	4.162%	9/10/47	6,520	7,125	0.0%
GS Mortgage Securities Trust Class B Series 2013-GCJ12[4,7]	3.777%	6/10/46	1,550	1,610	0.0%
GS Mortgage Securities Trust Class B Series 2014-GC24[4,7]	4.511%	9/10/47	2,610	2,505	0.0%
GS Mortgage Securities Trust Class C Series 2011-GC3[4,7,8]	5.430%	3/10/44	2,650	2,647	0.0%
GS Mortgage Securities Trust Class C Series 2013-GC13[4,7,8]	4.084%	7/10/46	1,210	1,184	0.0%
GS Mortgage Securities Trust Class C Series 2014-GC24[4,7]	4.532%	9/10/47	4,615	3,826	0.0%
GS Mortgage Securities Trust Class C Series 2015-GC34[4,7]	4.648%	10/10/48	2,610	2,412	0.0%
Morgan Stanley Capital I Class A4 Series 2017-HR2[4]	3.587%	12/15/50	3,506	3,960	0.0%
Morgan Stanley Capital I Class ASB Series 2017-HR2[4]	3.509%	12/15/50	2,800	3,112	0.0%
Morgan Stanley Capital I Trust 2012-C4 Class AS Series 2012-C4[4]	3.773%	3/15/45	2,440	2,479	0.0%
Morgan Stanley Capital I Trust Class A Series 2014-150E4,8	3.912%	9/9/32	6,370	6,980	0.0%
Morgan Stanley Capital I Trust Class A Series 2015-420[4,8]	3.727%	10/12/50	4,274	4,584	0.0%
Morgan Stanley Capital I Trust Class A2 Series 2012-STAR[4,8]	3.201%	8/5/34	6,407	6,499	0.0%
Morgan Stanley Capital I Trust Class A3 Series 2016-BNK2[4]	2.791%	11/15/49	8,300	8,979	0.0%
Morgan Stanley Capital I Trust Class A4 Series 2012-C4[4]	3.244%	3/15/45	2,260	2,294	0.0%

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2[4]	3.049%	11/15/49	5,260	5,789	0.0%
	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11[4]	2.782%	8/15/49	20,478	22,301	0.1%
	Morgan Stanley Capital I Trust Class C Series 2015-UBS8[4,7]	4.583%	12/15/48	1,610	1,511	0.0%
†	Asset-Backed/Commercial Mortgage-Backed Securities—Other[4,7,8]				2,357,949	6.5%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,466,500)					2,588,711	6.9%
Corporate Bonds
	Communications
	Comcast Corp.	1.500%–4.250%	8/15/25–8/15/52	293,507	324,731	1.0%
	Comcast Corp.	4.150%	10/15/28	81,690	96,596	0.3%
	Fox Corp.	4.709%	1/25/29	57,074	68,440	0.2%
	T-Mobile USA Inc.[8]	3.875%	4/15/30	110,135	123,968	0.3%
	T-Mobile USA Inc.[8]	3.750%	4/15/27	104,017	117,027	0.3%
†	Communications—Other[8,9,10,11]				1,123,677	2.9%
					1,854,439	5.0%
	Consumer Discretionary
	BorgWarner Inc.	2.650%	7/1/27	89,026	95,858	0.3%
	Home Depot Inc.	2.950%	6/15/29	83,145	92,404	0.3%
	Nissan Motor Co. Ltd.[8]	4.345%	9/17/27	72,000	79,269	0.2%
†	Consumer Discretionary—Other[6,8,9]				1,344,522	3.5%
					1,612,053	4.3%
	Consumer Staples
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	77,639	90,008	0.3%
	BAT Capital Corp.	4.700%	4/2/27	62,771	73,372	0.2%
†	Consumer Staples—Other[6,8,9]				1,973,163	5.2%
					2,136,543	5.7%
	Energy
	BP Capital Markets America Inc.	3.119%	5/4/26	65,745	72,308	0.2%
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	68,904	79,756	0.2%
	Exxon Mobil Corp.	2.610%	10/15/30	65,145	69,290	0.2%
	Exxon Mobil Corp.	2.275%	8/16/26	64,462	68,762	0.2%
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	60,665	68,812	0.2%
	Shell International Finance BV	2.375%	11/7/29	117,219	123,319	0.3%
†	Energy—Other[6,8,9,12]				2,116,002	5.7%
					2,598,249	7.0%
	Financials
	Bank of America Corp.[9]	0.808%–4.450%	4/21/25–10/24/51	530,515	579,012	1.6%
	Bank of America Corp.	3.419%	12/20/28	62,280	69,744	0.2%
	Citigroup Inc.	2.572%–4.650%	3/26/25–7/23/48	509,630	575,166	1.8%
	Goldman Sachs Group Inc.	1.093%–4.750%	4/1/25–10/21/45	283,404	313,372	1.0%
	Goldman Sachs Group Inc.	3.750%	5/22/25	70,781	78,566	0.2%

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.550%[7,10]	1.604%	5/2/24	30,700	24,036	0.1%
	HSBC Holdings plc[11]	1.589%–4.950%	8/18/25–8/18/31	342,386	376,477	1.0%
	HSBC Holdings plc	4.041%	3/13/28	78,139	88,718	0.2%
	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%[7,10]	1.120%	2/16/24	28,200	21,553	0.1%
	JPMorgan Chase & Co.[9]	1.040%–4.493%	7/15/25–4/22/51	635,952	698,720	1.9%
	Lloyds Banking Group plc	3.750%	1/11/27	68,999	77,984	0.2%
	Morgan Stanley[9]	0.495%–5.597%	7/23/25–1/25/52	370,671	410,064	1.2%
	Morgan Stanley	3.875%	1/27/26	84,720	96,097	0.3%
	Morgan Stanley	3.625%	1/20/27	68,607	77,843	0.2%
	PNC Bank NA	3.100%	10/25/27	69,625	78,041	0.2%
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	84,077	91,724	0.3%
	Wells Fargo & Co.[9]	1.741%–5.013%	9/29/25–4/4/51	378,027	419,366	1.4%
	Wells Fargo & Co.	3.000%	10/23/26	75,315	82,645	0.2%
	Wells Fargo Bank NA11	5.250%	8/1/23	6,500	9,865	0.0%
†	Financials—Other[7,8,9,10,11,13,14,15]				4,891,255	12.1%
					9,060,248	24.2%
	Health Care
	AbbVie Inc.	2.950%	11/21/26	79,437	87,263	0.2%
	Amgen Inc.	2.200%	2/21/27	65,841	69,557	0.2%
	Bristol-Myers Squibb Co.	3.200%	6/15/26	81,238	90,917	0.3%
	Bristol-Myers Squibb Co.	3.400%	7/26/29	59,317	68,244	0.2%
	Cigna Corp.	4.375%	10/15/28	64,260	76,205	0.2%
	CVS Health Corp.	4.300%	3/25/28	73,169	85,685	0.2%
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	76,935	85,277	0.2%
†	Health Care—Other[8,9]				2,348,696	6.3%
					2,911,844	7.8%
	Industrials
	Boeing Co.	5.150%	5/1/30	68,806	81,538	0.2%
	Northrop Grumman Corp.	3.250%	1/15/28	66,581	74,096	0.2%
†	Industrials—Other[4,7,8,10,11]				1,715,794	4.6%
					1,871,428	5.0%
	Materials
	Dow Chemical Co.	3.625%	5/15/26	76,513	86,303	0.2%
†	Materials—Other[6,8,9]				734,301	2.0%
					820,604	2.2%
†	Real Estate[6,8,9,11]				1,792,160	4.8%
	Technology
	International Business Machines Corp.	3.300%	5/15/26	115,734	129,648	0.3%
	QUALCOMM Inc.	3.250%	5/20/27	68,234	76,847	0.2%
†	Technology—Other[8,9]				1,531,259	4.1%
					1,737,754	4.6%
†	Utilities[7,8,9,10]				1,810,812	4.8%
Total Corporate Bonds (Cost $26,724,724)					28,206,134	75.4%
Sovereign Bonds
	KSA Sukuk Ltd.	3.628%	4/20/27	63,614	71,316	0.2%

Intermediate-Term Investment-Grade Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
	Republic of Colombia		4.500%	1/28/26	102,499	115,250	0.3%
	Republic of Indonesia		3.750%	4/25/22	87,775	91,115	0.3%
	United Mexican States		4.500%	4/22/29	154,981	178,979	0.5%
†	Sovereign Bonds—Other[4,8,9,16]					1,327,195	3.5%
Total Sovereign Bonds (Cost $1,697,481)						1,783,855	4.8%
†Taxable Municipal Bonds (Cost $58,749)[7,17]						63,323	0.2%
					Shares
Temporary Cash Investments
Money Market Fund
	Vanguard Market Liquidity Fund (Cost $1,497,386)[18]		0.107%		14,973,915	1,497,392	4.0%
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased
Over-the-Counter Swaptions
	Call Swaptions
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	NGFP	1/13/23	0.603%	317,328	1,415	0.0%
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.608% Semiannually	CITNA	1/17/23	0.608%	318,214	1,434	0.0%
						2,849	0.0%

Intermediate-Term Investment-Grade Fund
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)	Percentage of Net Assets
Put Swaptions
5-Year CDX-NA-IG-S35-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	2/17/21	0.600%	86,175	95	0.0%
Total Options Purchased (Cost $2,863)					2,944	0.0%
Total Investments (Cost $36,475,305)					38,155,351	102.0%
Other Assets and Liabilities—Net					(757,566)	(2.0)%
Net Assets					37,397,785	100.0%
Cost is in $000.
•	See Note A in Notes to Financial Statements.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
[1]	Securities with a value of $473,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
[2]	Securities with a value of $52,941,000 have been segregated as initial margin for open centrally cleared swap contracts.
[3]	Securities with a value of $15,375,000 have been segregated as initial margin for open futures contracts.
[4]	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
[5]	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
[6]	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2021.
[7]	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
[8]	Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2021, the aggregate value was $3,560,931,000, representing 9.5% of net assets.
[9]	Certain securities have face amount denominated in euro.
[10]	Certain securities have face amount denominated in Australian dollars.
[11]	Certain securities have face amount denominated in British pounds.
[12]	Guaranteed by the Republic of Azerbaijan.
[13]	Guaranteed by multiple countries.
[14]	Non-income-producing security—security in default.
[15]	Certain of the fund’s securities are valued using significant unobservable inputs.
[16]	Guaranteed by the State of Qatar.
[17]	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
[18]	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3M—3-month.
CITNA—Citibank NA.
JPMC—JPMorgan Chase Bank, N.A.
LIBOR—London Interbank Offered Rate.
NGFP—Nomura Global Financial Products Inc.
UMBS—Uniform Mortgage-Backed Securities.

Intermediate-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Call Swaptions
5-Year CDX-NA-IG-S35-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	2/17/21	0.525%	86,175	(39)

Put Swaptions
5-Year CDX-NA-IG-S35-V1, Credit Protection Purchased, Pays 1.000% Quarterly	JPMC	2/17/21	0.525%	86,175	(225)
Total Options Written (Premiums Received $422)					(264)
JPMC—JPMorgan Chase Bank, N.A.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	March 2021	9,815	1,344,962	(8,139)
5-Year U.S. Treasury Note	March 2021	7,996	1,006,497	432
Ultra 10-Year U.S. Treasury Note	March 2021	1,089	167,519	(76)
				(7,783)

Short Futures Contracts
2-Year U.S. Treasury Note	March 2021	(355)	(78,447)	(21)
AUD 10-Year Treasury Bond	March 2021	(169)	(18,840)	140
AUD 3-Year Treasury Bond	March 2021	(1,062)	(95,303)	(52)
Euro-Bobl	March 2021	(937)	(153,792)	(203)
Euro-Bund	March 2021	(1,108)	(238,333)	(409)
Euro-Buxl	March 2021	(155)	(41,627)	169
Euro-Schatz	March 2021	(350)	(47,707)	8
Long Gilt	March 2021	(189)	(34,719)	89
Long U.S. Treasury Bond	March 2021	(1,103)	(186,097)	5,186
Ultra Long U.S. Treasury Bond	March 2021	(2,016)	(412,713)	13,939
				18,846
				11,063

Intermediate-Term Investment-Grade Fund
Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
BNP Paribas	2/12/21	EUR	45,316	USD	55,082	24	(101)
Citibank, N.A.	2/12/21	EUR	20,846	USD	25,498	—	(193)
Morgan Stanley Capital Services Inc.	2/12/21	EUR	8,856	USD	10,768	—	(17)
JPMorgan Chase Bank, N.A.	2/12/21	EUR	2,546	USD	3,077	14	—
HSBC Bank plc	2/12/21	GBP	10,613	USD	14,461	82	—
Morgan Stanley Capital Services Inc.	2/12/21	GBP	9,361	USD	12,764	62	—
Bank of Montreal	2/12/21	GBP	8,457	USD	11,572	16	—
JPMorgan Chase Bank, N.A.	2/12/21	GBP	2,394	USD	3,287	—	(7)
BNP Paribas	2/12/21	GBP	1,513	USD	2,058	15	—
HSBC Bank plc	2/12/21	MXN	37,453	USD	1,882	—	(58)
BNP Paribas	2/12/21	USD	261,593	AUD	336,431	4,459	—
BNP Paribas	2/12/21	USD	613,830	EUR	498,146	9,155	—
Morgan Stanley Capital Services Inc.	2/12/21	USD	22,253	EUR	18,320	28	(13)
State Street Bank & Trust Co.	2/12/21	USD	9,928	EUR	8,109	86	—
Deutsche Bank AG	2/12/21	USD	9,024	EUR	7,449	—	(17)
JPMorgan Chase Bank, N.A.	2/12/21	USD	8,371	EUR	6,837	72	—
BNP Paribas	2/12/21	USD	91,943	GBP	67,731	—	(863)
HSBC Bank plc	2/12/21	USD	6,084	GBP	4,497	—	(78)
Morgan Stanley Capital Services Inc.	2/12/21	USD	1,002	GBP	733	—	(2)
Morgan Stanley Capital Services Inc.	2/12/21	USD	81	JPY	8,326	1	—
						14,014	(1,349)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
MXN—Mexican peso.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S35-V1	12/23/25	USD 1,560,920	1.000	34,590	(1,109)
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Intermediate-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
America Movil SAB de CV/A3	12/21/22	BARC	15,000	1.000	194	(55)	249	—
Berkshire Hathaway Inc./Aa2	12/21/24	BARC	19,400	1.000	597	446	151	—
Berkshire Hathaway Inc./Aa2	12/21/24	JPMC	9,400	1.000	289	209	80	—
Berkshire Hathaway Inc./Aa2	12/21/22	BARC	7,605	1.000	132	48	84	—
Berkshire Hathaway Inc./Aa2	6/21/22	BARC	15,760	1.000	212	74	138	—
BP Capital Markets plc/A1	12/23/25	GSI	15,000[2]	1.000	385	188	197	—
Metlife Inc./A3	6/21/24	BARC	24,300	1.000	570	15	555	—
Metlife Inc./A3	12/21/21	BARC	3,165	1.000	29	1	28	—
People’s Republic of China/A1	6/21/22	BNPSW	22,800	1.000	320	54	266	—
Republic of Colombia/Baa2	12/23/25	MSCS	4,000	1.000	(20)	19	—	(39)
Republic of Indonesia/Baa2	12/23/25	BARC	7,873	1.000	99	28	71	—
Republic of Indonesia/Baa2	12/23/25	BARC	5,792	1.000	72	11	61	—
Republic of Indonesia/Baa2	12/23/25	BNPSW	6,150	1.000	77	4	73	—
Republic of South Africa/Ba2	12/23/25	BARC	2,300	1.000	(132)	(110)	—	(22)
Republic of South Africa/Ba2	12/23/25	BOANA	2,600	1.000	(148)	(132)	—	(16)
Russian Foreign Bond/Baa3	12/23/25	GSI	12,007	1.000	37	6	31	—
Russian Foreign Bond/Baa3	12/23/25	GSI	11,484	1.000	35	11	24	—
Russian Foreign Bond/Baa3	12/23/25	MSCS	12,007	1.000	36	7	29	—
Unibail-Rodamco-Westfield SE/Baa1	12/23/25	GSI	6,550[2]	1.000	(239)	(206)	—	(33)
Unibail-Rodamco-Westfield SE/Baa1	12/23/25	GSI	5,050[2]	1.000	(184)	(164)	—	(20)

Intermediate-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Unibail-Rodamco-Westfield SE/Baa1	12/23/25	GSI	3,200[2]	1.000	(117)	(101)	—	(16)
United Mexican States/Baa1	12/23/25	MSCS	4,245	1.000	16	14	2	—
Verizon Communications Inc./Baa1	12/21/22	GSI	15,585	1.000	224	102	122	—
Volkswagen International Finance NV/A3	12/23/25	BNPSW	17,000[2]	1.000	231	132	99	—
					2,715	601	2,260	(146)

Credit Protection Purchased
Bank of China Ltd.	6/21/22	BNPSW	22,800	(1.000)	(302)	(1)	—	(301)
Bank of China Ltd.	12/21/21	BNPSW	6,200	(1.000)	(57)	4	—	(61)
Commerzbank AG	6/22/21	BOANA	24,495	(1.000)	(100)	35	—	(135)
CVS Health Corp.	12/21/21	BARC	3,220	(1.000)	(28)	(18)	—	(10)
CVS Health Corp.	12/21/21	BOANA	15,000	(1.000)	(131)	(86)	—	(45)
Deutsche Bank AG	12/21/22	JPMC	9,115	(1.000)	(119)	(16)	—	(103)
Lincoln National Corp.	12/21/21	BARC	3,165	(1.000)	(29)	1	—	(30)
Lincoln National Corp.	6/22/21	BARC	10,000	(1.000)	(47)	17	—	(64)
Lincoln National Corp.	6/22/21	BARC	1,555	(1.000)	(8)	3	—	(11)
Lincoln National Corp.	6/22/21	BARC	1,550	(1.000)	(8)	3	—	(11)
McDonald’s Corp.	6/21/22	GSI	12,325	(1.000)	(168)	(108)	—	(60)
Republic of Colombia	12/23/25	GSI	27,710	(1.000)	135	470	—	(335)
Republic of Colombia	12/23/25	GSI	13,651	(1.000)	66	242	—	(176)
Republic of Colombia	12/23/25	GSI	6,842	(1.000)	34	104	—	(70)
Republic of Indonesia	12/23/25	MSCS	6,100	(1.000)	(77)	(76)	—	(1)
Republic of South Africa	12/23/25	GSI	2,334	(1.000)	134	206	—	(72)
Republic of South Africa	12/23/25	MSCS	21,437	(1.000)	1,226	1,876	—	(650)

Intermediate-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Republic of Turkey	12/23/25	MSCS	3,320	(1.000)	308	348	—	(40)
Republic of Turkey	12/21/23	BOANA	6,620	(1.000)	295	324	—	(29)
Republic of Turkey	12/21/23	BOANA	3,310	(1.000)	147	167	—	(20)
Republic of Turkey	12/21/23	BOANA	3,310	(1.000)	148	162	—	(14)
Republic of Turkey	12/21/23	BOANA	3,300	(1.000)	147	168	—	(21)
Societe Generale SA	12/21/21	JPMC	14,675	(1.000)	(119)	(16)	—	(103)
Standard Chartered plc	12/21/21	JPMC	7,945	(1.000)	(74)	3	—	(77)
State of Qatar	6/21/22	BOANA	1,360	(1.000)	(17)	5	—	(22)
State of Qatar	6/21/22	CITNA	2,640	(1.000)	(33)	9	—	(42)
					1,323	3,826	—	(2,503)
					4,038	4,427	2,260	(2,649)
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1	Periodic premium received/paid quarterly.
2	Notional amount denominated in euro.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank NA.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
At January 31, 2021, the counterparties had deposited in segregated accounts securities with a value of $14,145,000 and cash of $6,602,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Fixed Interest Rate Received (Paid) (%)	Floating Interest Rate Received (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
7/30/21	N/A	100	0.047[1]	(0.083)[2]	—	—
3/17/23	3/17/21[3]	57,763	(0.000)[1]	0.000[2]	76	(22)
3/18/24	3/17/21[3]	44,415	(0.000)[1]	0.000[2]	168	(3)
1/17/25	1/17/23[3]	158,664	(0.603)[4]	0.000[5]	(60)	(60)
1/21/25	1/19/23[3]	159,107	(0.608)[4]	0.000[5]	(67)	(67)
3/17/25	3/17/21[3]	22,998	(0.000)[1]	0.000[2]	218	30

Intermediate-Term Investment-Grade Fund
Centrally Cleared Interest Rate Swaps (continued)
Termination Date	Future Effective Date	Notional Amount ($000)	Fixed Interest Rate Received (Paid) (%)	Floating Interest Rate Received (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
3/17/26	3/17/21[3]	16,549	(0.250)[1]	0.000[2]	98	60
3/17/28	3/17/21[3]	30,253	(0.250)[1]	0.000[2]	815	277
					1,248	215
1	Fixed interest payment received/paid annually.
2	Based on Secured Overnight Financing Rate (SOFR) as of the most recent payment date. Floating interest payment received/paid annually.
3	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
4	Fixed interest payment received/paid semiannually.
5	Based on 3M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid quarterly.
3M—3-month.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $34,977,919)	36,657,959
Affiliated Issuers (Cost $1,497,386)	1,497,392
Total Investments in Securities	38,155,351
Investment in Vanguard	1,431
Foreign Currency, at Value (Cost $6,752)	6,804
Receivables for Investment Securities Sold	3,035,289
Receivables for Accrued Income	246,064
Receivables for Capital Shares Issued	128,077
Swaps Premiums Paid	5,516
Variation Margin Receivable—Futures Contracts	2,484
Variation Margin Receivable—Centrally Cleared Swap Contracts	468
Unrealized Appreciation—Forward Currency Contracts	14,014
Unrealized Appreciation—Over-the-Counter Swap Contracts	2,260
Other Assets	100
Total Assets	41,597,858
Liabilities
Due to Custodian	7,341
Payables for Investment Securities Purchased	4,092,474
Payables for Capital Shares Redeemed	83,835
Payables for Distributions	9,877
Payables to Vanguard	1,195
Options Written, at Value (Premiums Received $422)	264
Swap Premiums Received	1,089
Unrealized Depreciation—Forward Currency Contracts	1,349
Unrealized Depreciation—Over-the-Counter Swap Contracts	2,649
Total Liabilities	4,200,073
Net Assets	37,397,785

Intermediate-Term Investment-Grade Fund
Statement of Assets and Liabilities (continued)
At January 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	35,511,899
Total Distributable Earnings (Loss)	1,885,886
Net Assets	37,397,785

Investor Shares—Net Assets
Applicable to 221,735,466 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,304,644
Net Asset Value Per Share—Investor Shares	$10.39

Admiral Shares—Net Assets
Applicable to 3,376,389,504 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	35,093,141
Net Asset Value Per Share—Admiral Shares	$10.39

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Interest[1]	905,784
Total Income	905,784
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,406
Management and Administrative—Investor Shares	4,109
Management and Administrative—Admiral Shares	26,972
Marketing and Distribution—Investor Shares	255
Marketing and Distribution—Admiral Shares	1,686
Custodian Fees	270
Auditing Fees	46
Shareholders' Reports—Investor Shares	52
Shareholders' Reports—Admiral Shares	391
Trustees’ Fees and Expenses	20
Total Expenses	37,207
Net Investment Income	868,577
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	1,195,707
Futures Contracts	118,218
Options Purchased	(875)
Options Written	4,363
Swap Contracts	45,955
Forward Currency Contracts	(64,426)
Foreign Currencies	(1,497)
Realized Net Gain (Loss)	1,297,445
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	287,443
Futures Contracts	(22,725)
Options Purchased	(693)
Options Written	604
Swap Contracts	6,461
Forward Currency Contracts	3,320
Foreign Currencies	237
Change in Unrealized Appreciation (Depreciation)	274,647
Net Increase (Decrease) in Net Assets Resulting from Operations	2,440,669
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,553,000, ($235,000), and ($29,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $15,292,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	868,577	960,099
Realized Net Gain (Loss)	1,297,445	751,038
Change in Unrealized Appreciation (Depreciation)	274,647	1,473,746
Net Increase (Decrease) in Net Assets Resulting from Operations	2,440,669	3,184,883
Distributions[1]
Investor Shares	(130,968)	(68,732)
Admiral Shares	(1,911,445)	(894,326)
Total Distributions	(2,042,413)	(963,058)
Capital Share Transactions
Investor Shares	(190,626)	179,825
Admiral Shares	3,585,341	2,077,386
Net Increase (Decrease) from Capital Share Transactions	3,394,715	2,257,211
Total Increase (Decrease)	3,792,971	4,479,036
Net Assets
Beginning of Period	33,604,814	29,125,778
End of Period	37,397,785	33,604,814
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.23	$9.52	$9.61	$9.66	$9.72
Investment Operations
Net Investment Income	.252[1]	.300[1]	.300[1]	.277[1]	.278
Net Realized and Unrealized Gain (Loss) on Investments	.500	.711	(.087)	(.034)	.030
Total from Investment Operations	.752	1.011	.213	.243	.308
Distributions
Dividends from Net Investment Income	(.257)	(.301)	(.303)	(.274)	(.276)
Distributions from Realized Capital Gains	(.335)	—	—	(.016)	(.092)
Total Distributions	(.592)	(.301)	(.303)	(.290)	(.368)
Net Asset Value, End of Period	$10.39	$10.23	$9.52	$9.61	$9.66
Total Return[2]	7.49%	10.76%	2.31%	2.47%	3.16%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,305	$2,459	$2,115	$2,472	$2,671
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.41%	3.03%	3.20%	2.84%	2.80%
Portfolio Turnover Rate	113%[3,4]	114%[3]	73%[3]	63%	68%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 12%, 1% and 1%, respectively, attributable to mortgage-dollar-roll activity.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.23	$9.52	$9.61	$9.66	$9.72
Investment Operations
Net Investment Income	.261[1]	.309[1]	.310[1]	.288[1]	.288
Net Realized and Unrealized Gain (Loss) on Investments	.501	.712	(.087)	(.039)	.030
Total from Investment Operations	.762	1.021	.223	.249	.318
Distributions
Dividends from Net Investment Income	(.267)	(.311)	(.313)	(.283)	(.286)
Distributions from Realized Capital Gains	(.335)	—	—	(.016)	(.092)
Total Distributions	(.602)	(.311)	(.313)	(.299)	(.378)
Net Asset Value, End of Period	$10.39	$10.23	$9.52	$9.61	$9.66
Total Return[2]	7.59%	10.87%	2.41%	2.58%	3.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35,093	$31,146	$27,011	$27,000	$25,145
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.50%	3.13%	3.30%	2.94%	2.90%
Portfolio Turnover Rate	113%[3,4]	114%[3]	73%[3]	63%	68%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 12%, 1% and 1%, respectively, attributable to mortgage-dollar-roll activity.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The

Intermediate-Term Investment-Grade Fund
primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented 7% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

Intermediate-Term Investment-Grade Fund
During the year ended January 31, 2021, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2021, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at January 31, 2021.
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay a fixed rate and receive a floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is out-of-the money, the position is

Intermediate-Term Investment-Grade Fund
worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2021, the fund’s average value of investments in swaptions purchased and swaptions written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic

Intermediate-Term Investment-Grade Fund
payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
During the year ended January 31, 2021, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 3% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
8. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the

Intermediate-Term Investment-Grade Fund
settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.
At January 31, 2021, counterparties had deposited in segregated accounts securities with a value of $441,000 in connection with TBA transactions.
9. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or

Intermediate-Term Investment-Grade Fund
emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $1,431,000, representing less than 0.01% of the fund’s net assets and 0.57% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Intermediate-Term Investment-Grade Fund
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	4,012,992	—	4,012,992
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,588,711	—	2,588,711
Corporate Bonds	—	28,206,131	3	28,206,134
Sovereign Bonds	—	1,783,855	—	1,783,855
Taxable Municipal Bonds	—	63,323	—	63,323
Temporary Cash Investments	1,497,392	—	—	1,497,392
Options Purchased	—	2,944	—	2,944
Total	1,497,392	36,657,956	3	38,155,351
Derivative Financial Instruments
Assets
Futures Contracts[1]	2,484	—	—	2,484
Forward Currency Contracts	—	14,014	—	14,014
Swap Contracts	468[1]	2,260	—	2,728
Total	2,952	16,274	—	19,226
Liabilities
Options Written	—	264	—	264
Forward Currency Contracts	—	1,349	—	1,349
Swap Contracts	—	2,649	—	2,649
Total	—	4,262	—	4,262
1	Represents variation margin on the last day of the reporting period.

Intermediate-Term Investment-Grade Fund
D.	At January 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities Caption	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	2,849	—	95	2,944
Swap Premiums Paid	—	—	5,516	5,516
Variation Margin Receivable— Futures Contracts	2,484	—	—	2,484
Variation Margin Receivable—Centrally Cleared Swap Contracts	341	—	127	468
Unrealized Appreciation—Forward Currency Contracts	—	14,014	—	14,014
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	2,260	2,260
Total Assets	5,674	14,014	7,998	27,686

Options Written, at Value	—	—	264	264
Swap Premiums Received	—	—	1,089	1,089
Unrealized Depreciation— Forward Currency Contracts	—	1,349	—	1,349
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	2,649	2,649
Total Liabilities	—	1,349	4,002	5,351
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	118,218	—	—	118,218
Options Purchased	945	—	(1,820)	(875)
Options Written	3,145	—	1,218	4,363
Swap Contracts	(22,606)	—	68,561	45,955
Forward Currency Contracts	—	(64,426)	—	(64,426)
Realized Net Gain (Loss) on Derivatives	99,702	(64,426)	67,959	103,235
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(22,725)	—	—	(22,725)
Options Purchased	156	—	(849)	(693)
Options Written	636	—	(32)	604
Swap Contracts	5,349	—	1,112	6,461

Intermediate-Term Investment-Grade Fund
	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Forward Currency Contracts	—	3,320	—	3,320
Change in Unrealized Appreciation (Depreciation) on Derivatives	(16,584)	3,320	231	(13,033)
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	109,688
Total Distributable Earnings (Loss)	(109,688)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	81,350
Undistributed Long-Term Gains	176,902
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,637,511
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	1,480,721	963,058
Long-Term Capital Gains	561,692	—
Total	2,042,413	963,058
*	Includes short-term capital gains, if any.

Intermediate-Term Investment-Grade Fund
As of January 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	36,520,769
Gross Unrealized Appreciation	1,787,987
Gross Unrealized Depreciation	(150,525)
Net Unrealized Appreciation (Depreciation)	1,637,462
F.	During the year ended January 31, 2021, the fund purchased $23,707,971,000 of investment securities and sold $21,558,944,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $19,397,644,000 and $17,860,795,000, respectively.Purchases and sales include $0 and $181,402,000, respectively, in connection with in-kind purchases and redemptions of the fund's captial shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended ended January 31, 2021, such purchases and sales were $419,268,000 and $7,134,240,000, respectively; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	698,936	66,916	694,995	70,141
Issued in Lieu of Cash Distributions	117,483	11,322	61,073	6,151
Redeemed	(1,007,045)	(96,799)	(576,243)	(58,273)
Net Increase (Decrease)—Investor Shares	(190,626)	(18,561)	179,825	18,019
Admiral Shares
Issued	9,955,217	951,905	7,117,223	718,767
Issued in Lieu of Cash Distributions	1,655,354	159,373	755,605	76,093
Redeemed	(8,025,230)	(778,982)	(5,795,442)	(589,254)
Net Increase (Decrease)—Admiral Shares	3,585,341	332,296	2,077,386	205,606
H.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Investment-Grade Fund Investor Shares	6.54%	8.59%	8.27%	$22,134
Bloomberg Barclays U.S. Long Credit A or Better Bond Index	6.42	8.36	8.01	21,603
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	14,454

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Long-Term Investment-Grade Fund Admiral Shares	6.64%	8.70%	8.38%	$111,772
Bloomberg Barclays U.S. Long Credit A or Better Bond Index	6.42	8.36	8.01	108,017
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	72,272
See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund
Fund Allocation
As of January 31, 2021
Corporate Bonds - Communications	7.9%
Corporate Bonds - Consumer Discretionary	5.6
Corporate Bonds - Consumer Staples	5.0
Corporate Bonds - Energy	4.3
Corporate Bonds - Financials	16.6
Corporate Bonds - Health Care	11.1
Corporate Bonds - Industrials	4.2
Corporate Bonds - Materials	0.5
Corporate Bonds - Real Estate	0.4
Corporate Bonds - Technology	12.6
Corporate Bonds - Utilities	15.7
Sovereign Bonds	1.1
Taxable Municipal Bonds	9.6
U.S. Government and Agency Obligations	5.4
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Long-Term Investment-Grade Fund
Financial Statements
Schedule of Investments—Investments Summary
As of January 31, 2021
This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	U.S. Treasury Note/Bond[1,2,3]	0.125%–5.250%	10/31/22–5/15/50	227,127	242,041	1.2%
	U.S. Treasury Note/Bond[1,2]	2.375%	11/15/49	100,000	112,562	0.5%
	U.S. Treasury Note/Bond	4.750%	2/15/41	70,000	108,303	0.5%
	U.S. Treasury Note/Bond[1,2]	1.375%	8/15/50	107,565	96,069	0.5%
	U.S. Treasury Note/Bond	0.625%	5/15/30	95,000	91,527	0.4%
	U.S. Treasury Note/Bond[1]	1.125%	8/15/40	84,390	76,966	0.4%
	U.S. Treasury Note/Bond	4.750%	2/15/37	50,000	74,203	0.4%
	U.S. Treasury Note/Bond	4.500%	2/15/36	50,000	71,563	0.4%
	U.S. Treasury Note/Bond	3.000%	11/15/44	55,000	68,561	0.3%
†	U.S. Government Securities—Other[1]				27,081	0.1%
					968,876	4.7%
†Agency Bonds and Notes					64,829	0.3%
†Nonconventional Mortgage-Backed Securities[4]					4	0.0%
Total U.S. Government and Agency Obligations (Cost $987,255)					1,033,709	5.0%
Corporate Bonds
	Communications
	Comcast Corp.	2.450%–6.500%	6/15/35–11/1/52	311,379	379,969	1.9%
	Comcast Corp.	4.950%	10/15/58	85,850	122,102	0.6%
	Comcast Corp.	3.969%	11/1/47	85,688	101,474	0.5%
	Comcast Corp.	4.750%	3/1/44	59,170	77,388	0.4%
	Comcast Corp.	4.600%	10/15/38	54,153	69,141	0.3%
	NBCUniversal Media LLC	4.450%–5.950%	4/1/41–1/15/43	39,597	53,551	0.2%
	TWDC Enterprises 18 Corp.	3.000%–7.550%	7/30/46–7/15/93	19,499	21,868	0.1%
	Walt Disney Co.	2.750%–6.650%	12/15/34–9/1/49	154,678	177,158	0.8%
	Walt Disney Co.	3.600%	1/13/51	73,656	83,915	0.4%

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
†	Communications—Other[5,6]				432,608	2.2%
					1,519,174	7.4%
	Consumer Discretionary
	Amazon.com Inc.	4.050%	8/22/47	95,075	119,673	0.6%
	Amazon.com Inc.	2.500%–4.950%	12/5/34–6/3/60	98,504	112,094	0.5%
	Amazon.com Inc.	4.250%	8/22/57	49,348	66,280	0.3%
	Home Depot Inc.	2.375%–5.950%	12/16/36–9/15/56	173,564	227,571	1.2%
	Home Depot Inc.	4.875%	2/15/44	60,115	81,480	0.4%
†	Consumer Discretionary—Other[4,5,7,8]				462,447	2.2%
					1,069,545	5.2%
	Consumer Staples
	Walmart Inc.	3.950%	6/28/38	96,757	118,588	0.6%
	Walmart Inc.	3.625%	12/15/47	64,145	76,889	0.4%
	Walmart Inc.	2.950%–5.625%	4/1/40–9/24/49	39,327	51,320	0.2%
†	Consumer Staples—Other[5,7,8]				714,850	3.5%
					961,647	4.7%
	Energy
	Exxon Mobil Corp.[8]	1.408%–4.227%	6/26/39–4/15/51	112,348	124,684	0.6%
	Exxon Mobil Corp.	4.327%	3/19/50	65,881	81,027	0.4%
	Shell International Finance BV	3.125%–6.375%	5/11/35–4/6/50	202,433	243,952	1.3%
†	Energy—Other[5,7]				382,539	1.8%
					832,202	4.1%
	Financials
	Bank of America Corp.	2.496%–5.875%	2/13/31–10/24/51	216,649	248,320	1.3%
	Bank of America Corp.	4.244%	4/24/38	80,255	96,976	0.5%
	Bank of America Corp.	3.946%	1/23/49	62,960	74,955	0.4%
	Bank of America Corp.	4.083%	3/20/51	55,890	67,402	0.3%
	Bank of America NA	6.000%	10/15/36	20,450	29,965	0.1%
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	64,185	81,626	0.4%
	Berkshire Hathaway Finance Corp.	2.850%–4.400%	5/15/42–10/15/50	39,115	48,037	0.2%
	Berkshire Hathaway Inc.[8]	0.500%–4.500%	1/15/41–2/11/43	48,270	62,968	0.3%
	Citigroup Inc.	3.878%	1/24/39	69,980	80,769	0.4%
	Goldman Sachs Group Inc.	4.017%	10/31/38	139,440	164,606	0.8%
	Goldman Sachs Group Inc.	4.411%–6.250%	4/23/39–10/21/45	70,406	92,202	0.5%
	HSBC Holdings plc	6.800%	6/1/38	48,749	72,293	0.4%
	JPMorgan Chase & Co.[8]	1.047%–8.000%	4/29/27–4/22/51	193,028	240,700	1.3%
	JPMorgan Chase & Co.	3.964%	11/15/48	96,335	116,101	0.6%
	JPMorgan Chase & Co.	3.882%	7/24/38	67,332	78,878	0.4%
	JPMorgan Chase & Co.	6.400%	5/15/38	44,499	67,343	0.3%
	MetLife Inc.	4.125%	8/13/42	56,081	68,834	0.3%
	Morgan Stanley	1.794%–7.250%	4/1/31–1/25/52	155,401	202,202	1.1%
	Morgan Stanley	3.971%	7/22/38	103,500	123,656	0.6%
	Wachovia Corp.	5.500%	8/1/35	2,322	3,049	0.0%
	Wells Fargo & Co.[8]	1.741%–5.013%	5/4/30–4/4/51	152,500	190,741	0.9%
	Wells Fargo & Co.	5.606%	1/15/44	130,765	178,653	0.9%
	Wells Fargo & Co.	5.375%	11/2/43	55,167	73,158	0.4%
	Wells Fargo Bank NA	6.600%	1/15/38	500	743	0.0%
†	Financials—Other[5,6,8]				724,114	3.1%
					3,188,291	15.5%

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
	Health Care
	Bristol-Myers Squibb Co.	4.250%	10/26/49	115,795	148,890	0.7%
	Bristol-Myers Squibb Co.	2.350%–4.550%	6/15/39–11/13/50	90,907	103,480	0.4%
	Johnson & Johnson	2.100%–3.750%	3/1/36–9/1/60	213,076	249,165	1.3%
	Merck & Co. Inc.	3.700%	2/10/45	75,455	89,356	0.4%
	Pfizer Inc.	2.550%–7.200%	9/15/38–5/28/50	185,452	242,938	1.3%
	UnitedHealth Group Inc.	2.750%–6.875%	3/15/36–5/15/60	221,300	277,160	1.5%
	UnitedHealth Group Inc.	4.750%	7/15/45	53,920	72,461	0.4%
	Viatris Inc.[5]	3.850%	6/22/40	4,600	5,074	0.0%
	Wyeth LLC	5.950%	4/1/37	53,438	77,480	0.4%
	Wyeth LLC	6.500%	2/1/34	1,240	1,880	0.0%
†	Health Care—Other[4,5,8]				855,858	4.0%
					2,123,742	10.4%
	Industrials
	Burlington Northern Santa Fe LLC	3.050%–7.950%	8/15/30–2/15/51	232,769	297,189	1.6%
†	Industrials—Other[4,5,6,8]				519,158	2.4%
					816,347	4.0%
†	Materials[5,7,8]				90,820	0.4%
†	Real Estate[5,6,7,8]				72,945	0.4%
	Technology
	Apple Inc.	2.550%–4.650%	2/23/36–8/20/60	341,501	415,186	2.1%
	Intel Corp.	3.100%–4.950%	3/25/40–3/25/60	192,733	221,313	0.9%
	International Business Machines Corp.	4.150%	5/15/39	104,215	125,765	0.6%
	International Business Machines Corp.	4.250%	5/15/49	93,605	116,215	0.6%
	International Business Machines Corp.	4.000%	6/20/42	10,633	12,642	0.1%
	Microsoft Corp.	2.525%	6/1/50	239,789	241,359	1.2%
	Microsoft Corp.	3.450%–4.100%	2/12/35–8/8/56	103,372	129,820	0.7%
	Microsoft Corp.	3.700%	8/8/46	85,523	103,810	0.5%
	Microsoft Corp.	2.675%	6/1/60	66,699	67,648	0.3%
	Oracle Corp.	3.600%–6.125%	7/8/34–4/1/60	273,624	322,633	1.7%
	Oracle Corp.	4.000%	7/15/46	81,361	95,003	0.5%
	Oracle Corp.	5.375%	7/15/40	47,818	65,946	0.3%
	Oracle Corp.	6.500%	4/15/38	42,605	65,225	0.3%
	QUALCOMM Inc.	4.300%	5/20/47	55,300	71,308	0.4%
†	Technology—Other[5]				371,526	1.6%
					2,425,399	11.8%
	Utilities
	Baltimore Gas and Electric Co.	3.200%–6.350%	10/1/36–9/15/49	29,584	37,047	0.2%
	Berkshire Hathaway Energy Co.[5]	2.850%–6.125%	4/1/36–5/15/51	84,927	110,358	0.6%
	Commonwealth Edison Co.	3.650%–5.900%	3/15/36–3/1/49	116,826	143,131	0.8%
	Consolidated Edison Co. of New York Inc.	3.000%–6.750%	6/15/33–12/1/60	185,544	233,761	1.3%
	Duke Energy Carolinas LLC	3.200%–6.450%	10/15/32–8/15/49	113,498	144,366	0.7%
	Duke Energy Florida LLC	4.200%–6.350%	9/15/37–7/15/48	2,958	4,081	0.0%
	Duke Energy Indiana LLC	4.200%–6.450%	10/15/35–7/15/43	58,013	77,875	0.4%
	Duke Energy Ohio Inc.	3.700%–4.300%	6/15/46–2/1/49	10,825	12,384	0.1%
	Duke Energy Progress LLC	3.700%–4.200%	5/15/42–10/15/46	104,486	125,568	0.6%

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
	MidAmerican Energy Co.	3.150%–5.800%	10/15/36–4/15/50	69,229	89,236	0.5%
	Nevada Power Co.	3.125%–6.650%	4/1/36–8/1/50	45,750	61,141	0.2%
	Northern States Power Co.	2.600%–6.250%	6/1/36–6/1/51	66,877	86,278	0.5%
	PacifiCorp	3.300%–6.350%	6/15/35–3/15/51	164,991	224,176	1.1%
	PECO Energy Co.	3.700%–4.800%	10/15/43–3/1/48	53,501	65,507	0.4%
	Potomac Electric Power Co.	4.150%–7.900%	11/15/37–3/15/43	14,877	18,506	0.1%
	Public Service Co. of Colorado	3.200%–6.250%	9/1/37–3/1/50	59,646	72,855	0.3%
	Southwestern Public Service Co.	3.150%–4.500%	8/15/41–5/1/50	60,185	70,649	0.3%
	Virginia Electric and Power Co.	6.000%	5/15/37	57,203	81,738	0.4%
†	Utilities—Other[4,5,6,8]				1,367,390	6.2%
					3,026,047	14.7%
Total Corporate Bonds (Cost $13,528,120)					16,126,159	78.6%
†Sovereign Bonds (Cost $196,089)[5,8]					207,660	1.0%
Taxable Municipal Bonds
	California GO	7.600%	11/1/40	56,685	101,323	0.5%
	California GO	7.300%	10/1/39	47,286	77,058	0.4%
	California GO	2.500%–7.550%	10/1/29–4/1/39	42,950	54,623	0.3%
	Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	50,780	81,982	0.4%
†	Taxable Municipal Bonds—Other[9,10,11]				1,523,269	7.4%
Total Taxable Municipal Bonds (Cost $1,429,074)					1,838,255	9.0%
				Shares
Temporary Cash Investments
Money Market Fund
	Vanguard Market Liquidity Fund [12]	0.107%		4,743,906	474,391	2.3%
			Maturity Date	Face Amount ($000)
Repurchase Agreements
	Bank of America Securities, LLC (Dated 1/29/21, Repurchase Value $55,000,000, collateralized by Federal Home Loan Bank 0.000%, 2/1/21–2/5/21, with a value of $56,101,000)	0.060%	2/1/21	55,000	55,000	0.3%

Long-Term Investment-Grade Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
Barclays Capital Inc. (Dated 1/29/21, Repurchase Value $231,901,000, collateralized by U.S. Treasury Note 1.375%–1.500%, 9/15/22–10/15/22, with a value of $236,538,000)	0.040%	2/1/21	231,900	231,900	1.1%
Citigroup Global Markets Inc. (Dated 1/29/21, Repurchase Value $68,000,000, collateralized by U.S. Treasury Note/Bond 0.300%–2.375%, 7/31/21–5/15/50, with a value of $69,369,000)	0.040%	2/1/21	68,000	68,000	0.3%
RBC Capital Markets LLC (Dated 1/29/21, Repurchase Value $100,200,000, collateralized by Federal Home Loan Mortgage Corp. 2.000%–7.000%, 12/1/29–10/1/50 and Federal National Mortgage Association 2.000%–5.600%, 5/1/23–8/1/59, with a value of $102,204,000)	0.050%	2/1/21	100,200	100,200	0.5%
Wells Fargo & Co. (Dated 1/29/21, Repurchase Value $203,701,000, collateralized by Federal National Mortgage Association 2.000%–4.500%, 12/1/45–1/1/51, with a value of $207,774,000)	0.060%	2/1/21	203,700	203,700	1.0%
				658,800	3.2%
Total Temporary Cash Investments (Cost $1,133,176)				1,133,191	5.5%

Long-Term Investment-Grade Fund
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)	Percentage of Net Assets
Options Purchased
Over-the-Counter Swaptions
Put Swaptions
5-Year CDX-NA-IG-S35-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	2/17/21	0.600%	14,040	15	0.0%
Total Options Purchased (Cost $22)					15	0.0%
Total Investments (Cost $17,273,736)					20,338,989	99.1%
Other Assets and Liabilities—Net					186,325	0.9%
Net Assets					20,525,314	100.0%
Cost is in $000.
•	See Note A in Notes to Financial Statements.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
[1]	Securities with a value of $121,355,000 have been segregated as initial margin for open centrally cleared swap contracts.
[2]	Securities with a value of $26,635,000 have been segregated as initial margin for open futures contracts.
[3]	Securities with a value of $31,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
[4]	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
[5]	Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2021, the aggregate value was $706,752,000, representing 3.4% of net assets.
[6]	Certain securities have face amount denominated in British pounds.
[7]	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2021.
[8]	Certain securities have face amount denominated in euro.
[9]	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
[10]	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
[11]	Scheduled principal and interest payments are guaranteed by Ambac Assurance Corp.
[12]	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
JPMC—JPMorgan Chase Bank, N.A.

Long-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Call Swaptions
5-Year CDX-NA-IG-S35-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	2/17/21	0.525%	14,040	(6)

Put Swaptions
5-Year CDX-NA-IG-S35-V1, Credit Protection Purchased, Pays 1.000% Quarterly	JPMC	2/17/21	0.525%	14,040	(37)
Total Options Written (Premiums Received $69)					(43)
JPMC—JPMorgan Chase Bank, N.A.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	March 2021	3,558	487,557	(1,807)
5-Year U.S. Treasury Note	March 2021	44	5,539	(1)
Long U.S. Treasury Bond	March 2021	5,068	855,067	(20,666)
Ultra 10-Year U.S. Treasury Note	March 2021	595	91,528	(618)
Ultra Long U.S. Treasury Bond	March 2021	1,491	305,236	(8,552)
				(31,644)

Short Futures Contracts
10-Year U.S. Treasury Note	March 2021	(332)	(45,494)	225
2-Year U.S. Treasury Note	March 2021	(273)	(60,327)	(27)
5-Year U.S. Treasury Note	March 2021	(21)	(2,643)	(2)
Euro-Bobl	March 2021	(5)	(821)	(1)
Euro-Bund	March 2021	(52)	(11,185)	(1)
Euro-Buxl	March 2021	(33)	(8,862)	56
Euro-Schatz	March 2021	(15)	(2,045)	—
Long Gilt	March 2021	(69)	(12,675)	26
Ultra Long U.S. Treasury Bond	March 2021	(2,169)	(444,035)	21,934
				22,210
				(9,434)

Long-Term Investment-Grade Fund
Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
BNP Paribas	2/12/21	EUR	3,540	USD	4,314	—	(17)
JPMorgan Chase Bank, N.A.	2/12/21	EUR	497	USD	603	2	(1)
Goldman, Sachs & Co.	2/12/21	EUR	441	USD	535	—	—
Morgan Stanley Capital Services Inc.	2/12/21	GBP	462	USD	631	3	—
JPMorgan Chase Bank, N.A.	2/12/21	GBP	292	USD	400	—	(1)
BNP Paribas	2/12/21	GBP	218	USD	297	2	—
HSBC Bank USA, N.A.	2/12/21	GBP	74	USD	101	1	—
HSBC Bank USA, N.A.	2/12/21	MXN	9,104	USD	458	—	(14)
Bank of America, N.A.	2/12/21	USD	144	AUD	186	2	—
BNP Paribas	2/12/21	USD	26,307	EUR	21,363	376	—
State Street Bank & Trust Co.	2/12/21	USD	3,524	EUR	2,874	34	—
Morgan Stanley Capital Services Inc.	2/12/21	USD	511	EUR	420	1	—
Deutsche Bank AG	2/12/21	USD	112	EUR	92	—	—
Citibank, N.A.	2/12/21	USD	82	EUR	68	—	—
BNP Paribas	2/12/21	USD	11,292	GBP	8,318	—	(106)
Morgan Stanley Capital Services Inc.	2/12/21	USD	119	GBP	87	—	—
State Street Bank & Trust Co.	2/12/21	USD	54	GBP	40	—	—
Morgan Stanley Capital Services Inc.	2/12/21	USD	4	JPY	447	—	—
						421	(139)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
MXN—Mexican peso.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S34-V1	6/21/25	USD 144,820	1.000	2,081	2,905
CDX-NA-IG-S35-V1	12/23/25	USD 3,313,387	1.000	73,424	(2,090)
				75,505	815
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Long-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Metlife Inc./A3	12/21/21	GSI	10,000	1.000	91	6	85	—
United Mexican States/Baa1	12/23/25	MSCS	375	1.000	1	1	—	—
					92	7	85	—

Credit Protection Purchased
Bank of China Ltd.	12/21/21	BNPSW	300	(1.000)	(3)	—	—	(3)
Federative Republic of Brazil	12/23/25	BOANA	315	(1.000)	10	43	—	(33)
Federative Republic of Brazil	12/23/25	GSCM	315	(1.000)	11	41	—	(30)
Republic of Colombia	12/23/25	BOANA	2,000	(1.000)	10	(14)	24	—
Republic of Colombia	12/23/25	GSI	5,100	(1.000)	25	77	—	(52)
Republic of Colombia	12/23/25	GSI	505	(1.000)	2	9	—	(7)
					55	156	24	(125)
					147	163	109	(125)
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1	Periodic premium received/paid quarterly.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
MSCS—Morgan Stanley Capital Services LLC.
At January 31, 2021, the counterparties had deposited in segregated accounts securities with a value of $500,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $16,799,360)	19,864,598
Affiliated Issuers (Cost $474,376)	474,391
Total Investments in Securities	20,338,989
Investment in Vanguard	812
Foreign Currency, at Value (Cost $369)	366
Receivables for Investment Securities Sold	56,603
Receivables for Accrued Income	178,852
Receivables for Capital Shares Issued	11,322
Swaps Premiums Paid	177
Variation Margin Receivable—Centrally Cleared Swap Contracts	309
Unrealized Appreciation—Forward Currency Contracts	421
Unrealized Appreciation—Over-the-Counter Swap Contracts	109
Other Assets	54
Total Assets	20,588,014
Liabilities
Due to Custodian	2,979
Payables for Investment Securities Purchased	37,137
Payables to Investment Advisor	783
Payables for Capital Shares Redeemed	9,781
Payables for Distributions	6,983
Payables to Vanguard	772
Options Written, at Value (Premiums Received $69)	43
Swap Premiums Received	14
Variation Margin Payable—Futures Contracts	3,944
Unrealized Depreciation—Forward Currency Contracts	139
Unrealized Depreciation—Over-the-Counter Swap Contracts	125
Total Liabilities	62,700
Net Assets	20,525,314

Long-Term Investment-Grade Fund
Statement of Assets and Liabilities (continued)
At January 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	17,404,193
Total Distributable Earnings (Loss)	3,121,121
Net Assets	20,525,314

Investor Shares—Net Assets
Applicable to 443,810,322 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,070,125
Net Asset Value Per Share—Investor Shares	$11.42

Admiral Shares—Net Assets
Applicable to 1,352,860,585 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,455,189
Net Asset Value Per Share—Admiral Shares	$11.42

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Interest[1]	648,588
Total Income	648,588
Expenses
Investment Advisory Fees—Note B	3,250
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,022
Management and Administrative—Admiral Shares	14,412
Marketing and Distribution—Investor Shares	434
Marketing and Distribution—Admiral Shares	770
Custodian Fees	155
Auditing Fees	45
Shareholders' Reports—Investor Shares	95
Shareholders' Reports—Admiral Shares	32
Trustees’ Fees and Expenses	24
Total Expenses	28,239
Net Investment Income	620,349
Realized Net Gain (Loss)
Investment Securities Sold[1]	797,257
Futures Contracts	78,639
Options Purchased	(53)
Options Written	323
Swap Contracts	(15,867)
Forward Currency Contracts	(3,516)
Foreign Currencies	(47)
Realized Net Gain (Loss)	856,736
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(148,417)
Futures Contracts	(23,851)
Options Purchased	(7)
Options Written	46
Swap Contracts	(6,361)
Forward Currency Contracts	(82)
Foreign Currencies	13
Change in Unrealized Appreciation (Depreciation)	(178,659)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,298,426
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $999,000, $387,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	620,349	678,614
Realized Net Gain (Loss)	856,736	638,954
Change in Unrealized Appreciation (Depreciation)	(178,659)	2,619,923
Net Increase (Decrease) in Net Assets Resulting from Operations	1,298,426	3,937,491
Distributions[1]
Investor Shares	(334,548)	(231,181)
Admiral Shares	(1,083,369)	(731,409)
Total Distributions	(1,417,917)	(962,590)
Capital Share Transactions
Investor Shares	140,872	116,420
Admiral Shares	227,298	266,731
Net Increase (Decrease) from Capital Share Transactions	368,170	383,151
Total Increase (Decrease)	248,679	3,358,052
Net Assets
Beginning of Period	20,276,635	16,918,583
End of Period	20,525,314	20,276,635
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.48	$9.79	$10.40	$10.06	$10.00
Investment Operations
Net Investment Income	.349[1]	.381[1]	.397[1]	.405[1]	.416
Net Realized and Unrealized Gain (Loss) on Investments	.399	1.854	(.560)	.520	.260
Total from Investment Operations	.748	2.235	(.163)	.925	.676
Distributions
Dividends from Net Investment Income	(.368)	(.399)	(.413)	(.421)	(.435)
Distributions from Realized Capital Gains	(.440)	(.146)	(.034)	(.164)	(.181)
Total Distributions	(.808)	(.545)	(.447)	(.585)	(.616)
Net Asset Value, End of Period	$11.42	$11.48	$9.79	$10.40	$10.06
Total Return[2]	6.54%	23.31%	-1.45%	9.28%	6.71%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,070	$4,942	$4,098	$4,570	$4,069
Ratio of Total Expenses to Average Net Assets	0.22%	0.22%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	2.97%	3.57%	4.08%	3.87%	3.92%
Portfolio Turnover Rate	30%	34%[3]	32%[3]	27%	24%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% and 0%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.48	$9.79	$10.40	$10.06	$10.00
Investment Operations
Net Investment Income	.361[1]	.392[1]	.407[1]	.415[1]	.426
Net Realized and Unrealized Gain (Loss) on Investments	.399	1.853	(.560)	.520	.260
Total from Investment Operations	.760	2.245	(.153)	.935	.686
Distributions
Dividends from Net Investment Income	(.380)	(.409)	(.423)	(.431)	(.445)
Distributions from Realized Capital Gains	(.440)	(.146)	(.034)	(.164)	(.181)
Total Distributions	(.820)	(.555)	(.457)	(.595)	(.626)
Net Asset Value, End of Period	$11.42	$11.48	$9.79	$10.40	$10.06
Total Return[2]	6.64%	23.43%	-1.35%	9.39%	6.82%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,455	$15,335	$12,820	$11,925	$10,336
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.11%
Ratio of Net Investment Income to Average Net Assets	3.07%	3.67%	4.18%	3.97%	4.03%
Portfolio Turnover Rate	30%	34%[3]	32%[3]	27%	24%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% and 0%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The

Long-Term Investment-Grade Fund
primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented 6% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

Long-Term Investment-Grade Fund
During the year ended January 31, 2021, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2021, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay a fixed rate and receive a floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with

Long-Term Investment-Grade Fund
selling swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2021, the fund’s average value of investments in swaptions purchased and swaptions written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers,

Long-Term Investment-Grade Fund
executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2021, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 17% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
8. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the

Long-Term Investment-Grade Fund
settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.
9. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
10. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
11. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Long-Term Investment-Grade Fund
12. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
13. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
14. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Long-Term Investment-Grade Fund
B.	Wellington Management Company llp provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.
Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $194,000 for the year ended January 31, 2021.
For the year ended January 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.02% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $812,000, representing less than 0.01% of the fund’s net assets and 0.32% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Long-Term Investment-Grade Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,033,709	—	1,033,709
Corporate Bonds	—	16,126,159	—	16,126,159
Sovereign Bonds	—	207,660	—	207,660
Taxable Municipal Bonds	—	1,838,255	—	1,838,255
Temporary Cash Investments	474,391	658,800	—	1,133,191
Option Purchased	—	15	—	15
Total	474,391	19,864,598	—	20,338,989
Derivative Financial Instruments
Assets
Forward Currency Contracts	—	421	—	421
Swap Contracts	309[1]	109	—	418
Total	309	530	—	839
Liabilities
Options Written	—	43	—	43
Futures Contracts[1]	3,944	—	—	3,944
Forward Currency Contracts	—	139	—	139
Swap Contracts	—	125	—	125
Total	3,944	307	—	4,251
1	Represents variation margin on the last day of the reporting period.
E.	At January 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities Caption	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	—	15	15
Swap Premiums Paid	—	—	177	177
Variation Margin Receivable—Centrally Cleared Swap Contracts	—	—	309	309
Unrealized Appreciation—Forward Currency Contracts	—	421	—	421
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	109	109
Total Assets	—	421	610	1,031

Long-Term Investment-Grade Fund
Statement of Assets and Liabilities Caption	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)

Options Written, at Value	—	—	43	43
Swap Premiums Received	—	—	14	14
Variation Margin Payable—Futures Contracts	3,944	—	—	3,944
Unrealized Depreciation— Forward Currency Contracts	—	139	—	139
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	125	125
Total Liabilities	3,944	139	182	4,265
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	78,639	—	—	78,639
Options Purchased	67	—	(120)	(53)
Options Written	137	—	186	323
Swap Contracts	(224)	—	(15,643)	(15,867)
Forward Currency Contracts	—	(3,516)	—	(3,516)
Realized Net Gain (Loss) on Derivatives	78,619	(3,516)	(15,577)	59,526
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(23,851)	—	—	(23,851)
Options Purchased	2	—	(9)	(7)
Options Written	36	—	10	46
Swap Contracts	2	—	(6,363)	(6,361)
Forward Currency Contracts	—	(82)	—	(82)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(23,811)	(82)	(6,362)	(30,255)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end,

Long-Term Investment-Grade Fund
permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	92,175
Total Distributable Earnings (Loss)	(92,175)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	23,736
Undistributed Long-Term Gains	54,737
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	3,049,631
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	829,716	833,925
Long-Term Capital Gains	588,201	128,665
Total	1,417,917	962,590
*	Includes short-term capital gains, if any.
As of January 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	17,290,272
Gross Unrealized Appreciation	3,127,552
Gross Unrealized Depreciation	(77,918)
Net Unrealized Appreciation (Depreciation)	3,049,634

Long-Term Investment-Grade Fund
G.	During the year ended January 31, 2021, the fund purchased $4,683,739,000 of investment securities and sold $4,248,821,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,082,783,000 and $2,326,999,000, respectively.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	1,693,476	147,409	735,547	69,079
Issued in Lieu of Cash Distributions	324,064	27,749	222,754	20,587
Redeemed	(1,876,668)	(161,919)	(841,881)	(77,813)
Net Increase (Decrease)—Investor Shares	140,872	13,239	116,420	11,853
Admiral Shares
Issued	3,924,902	333,278	2,992,646	277,964
Issued in Lieu of Cash Distributions	889,842	76,206	605,130	55,918
Redeemed	(4,587,446)	(392,663)	(3,331,045)	(307,633)
Net Increase (Decrease)—Admiral Shares	227,298	16,821	266,731	26,249
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund and Vanguard Long-Term Investment-Grade Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments — investments summary of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund and Vanguard Long-Term Investment-Grade Fund (three of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the “Funds”) as of January 31, 2021, the related statements of operations for the year ended January 31, 2021, the statements of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2021 and each of the financial highlights for each of the five years in the period ended January 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 73.3% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 99.8%.

Special 2020 tax information (unaudited) for Vanguard Intermediate-Term Investment-Grade Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $617,469,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 76.3% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 66.3%.

Special 2020 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $659,465,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 78.9% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 78.5%.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, Bloomberg Barclays U.S. 5–10 Year Credit Bond Index, and Bloomberg Barclays U.S. Long Credit A or Better Bond Index (the Indices or Bloomberg Barclays Indices).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Corporate Bond Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Corporate Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Corporate Bond Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Corporate Bond Funds or the owners of the Corporate Bond Funds.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Director (2017–present) of i(x) Investments, LLC. Rubenstein Fellow (2017–2020) of Duke University. Trustee (2017–present) of Amherst College and member (2019–present) of Amherst College Investment Committee.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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All rights reserved.
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Q390 032021

Annual Report   |   January 31, 2021
Vanguard Ultra-Short-Term Bond Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Ultra-Short-Term Bond Fund returned 1.81% for Investor Shares and 1.86% for Admiral Shares. Those results were above the 1.62% return of the benchmark index.
•	The spread of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity and increase in unemployment rates. Sectors where social distancing isn’t possible were especially hard-hit. While volatility in the bond markets initially spiked and liquidity eroded as the pandemic spread, central banks slashed interest rates and enacted stimulus programs to blunt the impact on the economy. Bond yields moved significantly lower by the end of the period, and prices higher.
•	The broad U.S. bond market returned almost 5% for the year according to the Bloomberg Barclays US Aggregate Float-Adjusted Index, with long-date bonds outperforming.
•	Although the fund’s index consists of a single bond (the most recently issued 1-year U.S. Treasury bill), the fund maintained exposure to investment-grade credit, securitized issues, and money market securities.
•	Relative performance was helped by the advisor extending the fund’s duration to lock in more attractive spread levels further out on the yield curve in March and April.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	12.48%	16.69%
Russell 2000 Index (Small-caps)	30.17	11.11	16.50
Russell 3000 Index (Broad U.S. market)	20.48	12.38	16.68
FTSE All-World ex US Index (International)	14.59	3.40	10.77
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.72%	5.49%	4.00%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.01	5.28	3.79
FTSE Three-Month U.S. Treasury Bill Index	0.45	1.53	1.16
CPI
Consumer Price Index	1.40%	1.81%	2.00%
1

Advisor’s Report
For the 12 months ended January 31, 2021, Vanguard Ultra-Short-Term Bond Fund returned 1.81% for Investor Shares and 1.86% for Admiral Shares. Its benchmark, the Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index, which consists of a single 1-year Treasury note, returned 1.62%.
The fund’s 30-day SEC yield declined 149 basis points to 0.44% for Investor Shares and 149 basis points to 0.54% for Admiral Shares. (A basis point is one-hundredth of a percentage point.) This yield is a proxy for a portfolio’s potential annualized rate of income.
Investment environment
The fiscal year was defined by the outbreak of the novel coronavirus in early 2020 and the aggressive efforts to contain it that upended economies and financial markets worldwide. As the pandemic spread, crude oil prices sank, trade and travel restrictions multiplied, nonessential businesses were shuttered, and unemployment spiked.
At the height of investor panic in March, bond market volatility increased sharply and liquidity eroded. As investors tried to sell their most liquid assets, even some high-quality issuers saw their yield spreads versus risk-free assets widen dramatically.
Governments around the world were quick to take action, however, committing trillions of dollars in spending, loans, and loan guarantees to blunt the pandemic’s impact on economic activity and jobs.

Yields of U.S. Treasury Securities
Maturity	January 31, 2020	January 31, 2021
2 years	1.31%	0.11%
5 years	1.31	0.42
10 years	1.51	1.07
30 years	2.00	1.83
Source: Vanguard.
2

Many central banks slashed short-term interest rates and ramped up bond purchases to keep longer-term rates low and provide liquidity.
Their intervention was so successful in defusing the liquidity crisis that bond issuance soared. Some companies came to market because they needed to shore up their balance sheets, while others in better financial positions issued bonds more as a precaution, not knowing what the markets might look like in six months.
Federal Reserve action pushed shorter-term U.S. Treasury yields significantly lower. The yield of the 2-year Treasury note fell 120 basis points to 0.11%. Longer-term yields also fell amid central bank bond-buying and steady global demand for yield. The bellwether 10-year Treasury note’s yield fell 44 basis points to 1.07%.
Management of the funds
While we are always looking for opportunities to generate value for the fund, our ability to navigate market volatility during the liquidity crunch in March and April was key in helping us outperform the benchmark and the average return of peers.
Our disciplined approach to risk paid off in this challenging environment. Early in 2020, we were fairly conservatively positioned. That enabled us to extend the fund’s spread duration—a proxy for the amount of credit risk we are taking—to lock in more attractive levels further out on the yield curve in March and April.
Our holdings in liquid assets including Treasuries and asset-backed securities also helped, allowing us to provide liquidity to our shareholders when needed and to deploy risk capital as the market corrected.
As the market recovered, we brought the fund’s credit duration down, but we still expect credit to perform well in an improving economy given the extraordinary levels of fiscal and monetary stimulus being provided.
Outlook
Risks remain that increases in infections could lead to the reimposition of lockdowns that would further hurt economic growth, and that the distribution of vaccines may take longer than hoped for. These risks are somewhat mitigated, however, because governments are now better prepared to deal with outbreaks. Moreover, the Fed has signaled it will remain vigilant and provide more support to the market if needed.
Although more fiscal stimulus is likely, the road to a full economic recovery will probably be bumpy and long. That may well translate into periods of turbulence, which is why a focus on diversification, deep research, and discipline will be key to potential investment success.
3

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek attractive investment opportunities that will add to the fund’s performance.
Samuel C. Martinez, CFA,
Portfolio Manager
Daniel Shaykevich, Principal
and Portfolio Manager
Arvind Narayanan, CFA
Portfolio Manager
Vanguard Fixed Income Group
February 16, 2021
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2021
Ultra-Short-Term Bond Fund	Beginning Account Value 7/31/2020	Ending Account Value 1/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,005.56	$1.01
Admiral™ Shares	1,000.00	1,005.53	0.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.13	$1.02
Admiral Shares	1,000.00	1,024.63	0.51
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
6

Ultra-Short-Term Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 24, 2015, Through January 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Since Inception (2/24/2015)	Final Value of a $10,000 Investment
Ultra-Short-Term Bond Fund Investor Shares	1.81%	1.93%	1.70%	$11,050
Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index	1.62	1.59	1.42	10,874
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.49	12,260
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (2/24/2015)	Final Value of a $50,000 Investment
Ultra-Short-Term Bond Fund Admiral Shares	1.86%	2.01%	1.78%	$55,524
Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index	1.62	1.59	1.42	54,372
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.49	61,300
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Ultra-Short-Term Bond Fund
Fund Allocation
As of January 31, 2021
Asset-Backed/Commercial Mortgage-Backed Securities	16.9%
Corporate Bonds	62.1
Government Mortgage-Backed Securities	1.6
Short-Term Reserves	11.3
Sovereign Bonds	5.5
Taxable Municipal Bonds	0.0
Treasury/Agency	2.6
The table reflects the fund’s investments, except for derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
8

Ultra-Short-Term Bond Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (1.6%)
Conventional Mortgage-Backed Securities (1.6%)
[1,2]	Ginnie Mae	2.000%	3/18/51	32,000	33,175
[1,2,3]	UMBS Pool	2.000%	3/11/51–4/14/51	229,500	236,488
Total U.S. Government and Agency Obligations (Cost $269,629)					269,663
Asset-Backed/Commercial Mortgage-Backed Securities (17.3%)
[1]	Ally Auto Receivables Trust Class A4 Series 2017-5	2.220%	10/17/22	1,513	1,520
[1,4]	American Credit Acceptance Receivables Trust Class A Series 2020-3	0.620%	10/13/23	11,448	11,463
[1,4]	American Credit Acceptance Receivables Trust Class A Series 2020-4	0.530%	3/13/24	22,086	22,107
[1,4]	American Credit Acceptance Receivables Trust Class A Series 2021-1	0.350%	5/13/24	22,500	22,503
[1,4]	American Credit Acceptance Receivables Trust Class B Series 2020-3	1.150%	8/13/24	10,000	10,073
[1,4]	American Credit Acceptance Receivables Trust Class B Series 2020-4	0.850%	12/13/24	18,000	18,065
[1,4]	American Credit Acceptance Receivables Trust Class B Series 2021-1	0.610%	3/13/25	6,250	6,256
[1]	AmeriCredit Automobile Receivables Trust Class A2A Series 2019-3	2.170%	1/18/23	2,878	2,888
[1]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-2	0.660%	12/18/24	5,270	5,298
[1]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-3	0.530%	6/18/25	13,020	13,042
[1]	AmeriCredit Automobile Receivables Trust Class B Series 2019-3	2.130%	7/18/25	23,085	23,686
[1]	AmeriCredit Automobile Receivables Trust Class B Series 2020-2	0.970%	2/18/26	1,840	1,860
[1]	Americredit Automobile Receivables Trust Class C Series 2016-4	2.410%	7/8/22	7,323	7,334
[1]	AmeriCredit Automobile Receivables Trust Class C Series 2020-2	1.480%	2/18/26	2,520	2,582
[1]	AmeriCredit Automobile Receivables Trust Class D Series 2016-3	2.710%	9/8/22	3,251	3,258
[1,4]	ARI Fleet Lease Trust Class A2 Series 2018-B	3.220%	8/16/27	2,274	2,293
[1,4]	ARI Fleet Lease Trust Class A2 Series 2020-A	1.770%	8/15/28	11,575	11,684
[1,4]	ARL Second LLC Class A1 Series 2014-1A	2.920%	6/15/44	130	129
9

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2016-2A	2.720%	11/20/22	11,095	11,255
[1]	BMW Vehicle Lease Trust Class A4 Series 2019-1	2.920%	8/22/22	6,500	6,564
[1]	BMW Vehicle Owner Trust Class A3 Series 2020-A	0.480%	10/25/24	27,070	27,187
[1]	BMW Vehicle Owner Trust Class A4 Series 2020-A	0.620%	4/26/27	4,230	4,252
[1,5]	Brazos Higher Education Authority Inc. Class A2 Series 2011-1, 3M USD LIBOR + 0.800%	1.007%	2/25/30	71	71
[1]	California Republic Auto Receivables Trust Class A3 Series 2018-1	3.140%	8/15/22	220	220
[1]	California Republic Auto Receivables Trust Class B Series 2018-1	3.560%	3/15/23	5,000	5,069
[1,4]	Canadian Pacer Auto Receivables Trust Class A2 Series 2019-1	2.780%	3/21/22	871	872
[1,4]	Canadian Pacer Auto Receivables Trust Class A2A Series 2020-1	1.770%	11/21/22	17,057	17,144
[1,4]	Capital Auto Receivables Asset Trust Class A3 Series 2018-2	3.270%	6/20/23	981	983
[1,4]	Capital Auto Receivables Asset Trust Class A4 Series 2018-1	2.930%	6/20/22	2,324	2,336
[1]	Carmax Auto Owner Trust Class A2A Series 2019-4	2.010%	3/15/23	10,696	10,760
[1]	CarMax Auto Owner Trust Class A3 Series 2018-3	3.130%	6/15/23	8,167	8,299
[1]	Carmax Auto Owner Trust Class A3 Series 2019-1	3.050%	3/15/24	1,643	1,677
[1]	CarMax Auto Owner Trust Class A3 Series 2020-3	0.620%	3/17/25	41,050	41,291
[1]	CarMax Auto Owner Trust Class A4 Series 2020-3	0.770%	3/16/26	4,660	4,714
[1,4]	Chase Auto Credit Linked Notes Class C Series 2020-2	1.139%	2/25/28	3,250	3,264
[1,4]	Chesapeake Funding II LLC Class A1 Series 2017-3A	1.910%	8/15/29	1,210	1,211
[1,4]	Chesapeake Funding II LLC Class A1 Series 2017-4A	2.120%	11/15/29	6,098	6,111
[1,4]	Chesapeake Funding II LLC Class A1 Series 2017-A1	1.990%	5/15/29	112	112
[1,4]	Chesapeake Funding II LLC Class A1 Series 2018-1A	3.040%	4/15/30	9,115	9,235
[1,4]	Chesapeake Funding II LLC Class A1 Series 2018-1A	2.940%	4/15/31	23,157	23,560
[1,4]	Chesapeake Funding II LLC Class A1 Series 2018-2A	3.230%	8/15/30	32,190	32,791
[1,4]	Chesapeake Funding II LLC Class A1 Series 2020-1A	0.870%	8/16/32	15,363	15,429
[1]	CNH Equipment Trust Class A3 Series 2020-A	1.160%	6/16/25	8,030	8,152
[1]	CNH Equipment Trust Class A4 Series 2020-A	1.510%	4/15/27	2,250	2,323
[1]	COMM Mortgage Trust Class A2 Series 2014-CR14	3.147%	2/10/47	31	31
[1]	COMM Mortgage Trust Class ASB Series 2014-CCRE16	3.653%	4/10/47	4,371	4,588
10

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,3,4,5]	Connecticut Avenue Securities Trust Class 2M1 Series 2020-R07, 1M USD LIBOR + 0.750%	0.880%	1/25/40	13,048	13,053
[1,4]	Dell Equipment Finance Trust Class A2 Series 2020-2	0.470%	10/24/22	26,620	26,667
[1,4]	Dell Equipment Finance Trust Class A3 Series 2018-1	3.180%	6/22/23	453	453
[1,4]	Dell Equipment Finance Trust Class A3 Series 2019-1	2.830%	3/22/24	15,101	15,252
[1,4]	Dell Equipment Finance Trust Class A3 Series 2020-2	0.570%	10/23/23	23,000	23,057
[1,4]	DLL LLC Class A2 Series 2019-2	2.270%	5/20/22	5,090	5,099
[1,4]	DLL LLC Class A2 Series 2019-3	2.130%	1/20/22	16,868	16,920
[1,4]	DLL LLC Class A3 Series 2018-2	3.460%	1/20/22	3,458	3,473
[1,4]	DLL LLC Class A3 Series 2019-1	2.890%	4/20/23	11,487	11,649
[1]	Drive Auto Receivables Trust Class A2 Series 2020-1	1.990%	12/15/22	2,210	2,212
[1]	Drive Auto Receivables Trust Class A3 Series 2020-2	0.830%	5/15/24	7,270	7,308
[1]	Drive Auto Receivables Trust Class B Series 2019-2	3.170%	11/15/23	12,508	12,581
[1]	Drive Auto Receivables Trust Class B Series 2019-4	2.230%	1/16/24	13,400	13,521
[1]	Drive Auto Receivables Trust Class B Series 2020-2	1.420%	3/17/25	1,820	1,845
[1]	Drive Auto Receivables Trust Class C Series 2018-3	3.720%	9/16/24	2,583	2,590
[1]	Drive Auto Receivables Trust Class C Series 2018-5	3.990%	1/15/25	4,448	4,522
[1]	Drive Auto Receivables Trust Class C Series 2020-2	2.280%	8/17/26	1,520	1,575
[1,4]	Drive Auto Receivables Trust Class D Series 2016-CA	4.180%	3/15/24	560	565
[1]	Drive Auto Receivables Trust Class D Series 2017-1	3.840%	3/15/23	1,895	1,915
[1]	Drive Auto Receivables Trust Class D Series 2018-1	3.810%	5/15/24	10,546	10,746
[1]	Drive Auto Receivables Trust Class D Series 2018-5	4.300%	4/15/26	300	316
[1]	Drive Auto Receivables Trust Class D Series 2019-4	2.700%	2/16/27	2,130	2,218
[1]	Drive Auto Receivables Trust Class D Series 2020-1	2.700%	5/17/27	2,130	2,211
[1,4]	DT Auto Owner Trust Class A Series 2019-2	2.850%	9/15/22	63	63
[1,4]	DT Auto Owner Trust Class A Series 2019-3	2.550%	8/15/22	677	677
[1,4]	DT Auto Owner Trust Class A Series 2020-1	1.940%	9/15/23	6,328	6,357
[1,4]	DT Auto Owner Trust Class A Series 2020-2	1.140%	1/16/24	3,964	3,982
[1,4]	DT Auto Owner Trust Class A Series 2020-3A	0.540%	4/15/24	20,751	20,781
[1,4]	DT Auto Owner Trust Class A Series 2021-1	0.350%	1/15/25	23,000	23,005
[1,4]	Enterprise Fleet Financing LLC Class A Series 2020-2	0.610%	7/20/26	21,440	21,520
[1,4]	Enterprise Fleet Financing LLC Class A2 Series 2018-1	2.870%	10/20/23	878	880
[1,4]	Enterprise Fleet Financing LLC Class A2 Series 2018-3	3.380%	5/20/24	4,644	4,694
[1,4]	Enterprise Fleet Financing LLC Class A2 Series 2019-1	2.980%	10/20/24	7,046	7,139
11

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,4]	Evergreen Credit Card Trust Class A Series 2018-1	2.950%	3/15/23	3,750	3,762
[1]	Exeter Automobile Receivables Trust Class A3 Series 2020-3A	0.520%	10/16/23	13,200	13,219
[1,6]	Exeter Automobile Receivables Trust Class A3 Series 2021-1	0.340%	3/15/24	11,400	11,400
[1,4]	Fair Square Issuance Trust Class A Series 2020-AA	2.900%	9/20/24	3,060	3,103
[1,4]	Flagship Credit Auto Trust Class A Series 2018-3	3.070%	2/15/23	1,070	1,073
[1,4]	Flagship Credit Auto Trust Class A Series 2020-2	1.490%	7/15/24	4,529	4,570
[1,4]	Flagship Credit Auto Trust Class A Series 2020-3	0.700%	4/15/25	23,314	23,319
[1]	Ford Credit Auto Lease Trust Class A2 Series 2020-A	1.800%	7/15/22	12,746	12,801
[1]	Ford Credit Auto Lease Trust Class A3 Series 2020-B	0.620%	8/15/23	43,870	44,094
[1]	Ford Credit Auto Lease Trust Class A4 Series 2020-B	0.690%	10/15/23	7,150	7,199
[1]	Ford Credit Auto Lease Trust Class B Series 2020-B	1.000%	11/15/23	4,790	4,841
[1]	Ford Credit Auto Lease Trust Class C Series 2020-B	1.700%	2/15/25	3,260	3,321
[1]	Ford Credit Auto Lease Trust Class C Series 2021-A	0.780%	9/15/25	4,300	4,301
[1,4]	Ford Credit Auto Owner Trust Class A Series 2017-2	2.360%	3/15/29	489	505
[1,4]	Ford Credit Auto Owner Trust Class A Series 2018-2	3.470%	1/15/30	515	554
[1]	Ford Credit Auto Owner Trust Class A3 Series 2020-A	1.040%	8/15/24	8,160	8,248
[1]	Ford Credit Auto Owner Trust Class A3 Series 2020-B	0.560%	10/15/24	58,200	58,520
[1]	Ford Credit Auto Owner Trust Class A4 Series 2020-A	1.350%	7/15/25	2,340	2,402
[1]	Ford Credit Floorplan Master Owner Trust A Class A Series 2019-1	2.840%	3/15/24	2,294	2,362
[1]	Ford Credit Floorplan Master Owner Trust A Class A1 Series 2018-3	3.520%	10/15/23	38,086	38,970
[1]	Ford Credit Floorplan Master Owner Trust A Class A1 Series 2019-3	2.230%	9/15/24	5,020	5,176
[1]	Ford Credit Floorplan Master Owner Trust A Class B Series 2019-3	2.420%	9/15/24	2,050	2,117
[1]	Ford Credit Floorplan Master Owner Trust A Class B Series 2020-1	0.980%	9/15/25	4,460	4,493
[1]	Ford Credit Floorplan Master Owner Trust A Class C Series 2020-1	1.420%	9/15/25	4,790	4,824
[1]	Ford Credit Floorplan Master Owner Trust A Class D Series 2020-1	2.120%	9/15/25	6,730	6,779
[1]	Ford Credit Floorplan Master Owner Trust Class A Series 2017-3	2.480%	9/15/24	1,000	1,034
[1]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2020-1	0.700%	9/15/25	52,100	52,489
[1,3,4,5]	Freddie Mac STACR REMIC Trust Class M1 Series 2020-DNA1, 1M USD LIBOR + 0.700%	0.830%	1/25/50	1,745	1,746
12

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,3,4,5]	Freddie Mac STACR REMIC Trust Class M1 Series 2020-DNA2, 1M USD LIBOR + 0.750%	0.880%	2/25/50	14,566	14,573
[1,3,4,5]	Freddie Mac STACR REMIC Trust Class M1 Series 2020-HQA1, 1M USD LIBOR + 0.750%	0.880%	1/25/50	1,059	1,059
[4]	General Motors Class C Series 2018-2	3.440%	3/15/23	1,144	1,148
[1,4]	GLS Auto Receivables Issuer Trust Class A Series 2020-3A	0.690%	10/16/23	12,623	12,643
[1,4]	GLS Auto Receivables Issuer Trust Class A Series 2020-4A	0.520%	2/15/24	16,058	16,066
[1]	GM Financial Automobile Leasing Trust Class A3 Series 2019-3	2.030%	6/20/22	20,000	20,128
[1]	GM Financial Automobile Leasing Trust Class A3 Series 2020-2	0.800%	7/20/23	15,170	15,294
[1]	GM Financial Automobile Leasing Trust Class A3 Series 2020-3	0.450%	8/21/23	23,600	23,666
[1]	GM Financial Automobile Leasing Trust Class A4 Series 2020-2	1.010%	7/22/24	2,010	2,038
[1]	GM Financial Automobile Leasing Trust Class A4 Series 2020-3	0.510%	10/21/24	6,440	6,471
[1]	GM Financial Automobile Leasing Trust Class B Series 2020-2	1.560%	7/22/24	1,400	1,425
[1]	GM Financial Automobile Leasing Trust Class C Series 2020-2	2.560%	7/22/24	1,180	1,228
[1]	GM Financial Automobile Leasing Trust Class D Series 2020-2	3.210%	12/20/24	1,680	1,762
[1]	GM Financial Automobile Leasing Trust Class D Series 2020-3	1.710%	2/20/25	4,760	4,826
[1]	GM Financial Consumer Automobile Receivables Trust Class A2 Series 2020-1	1.830%	1/17/23	3,703	3,716
[1]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-2	1.490%	12/16/24	15,000	15,266
[1,4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2017-3	2.130%	3/16/23	1,500	1,510
[1]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-2	1.740%	8/18/25	9,000	9,335
[1,4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2017-3A	2.330%	3/16/23	40	40
[1]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-3	0.810%	1/16/26	2,100	2,106
[1]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-3	1.370%	1/16/26	900	912
[1,4]	GMF Floorplan Owner Revolving Trust Class A Series 2020-1	0.680%	8/15/25	10,940	11,015
[1,4]	GMF Floorplan Owner Revolving Trust Class A Series 2020-2	0.690%	10/15/25	29,460	29,682
[1,4]	GMF Floorplan Owner Revolving Trust Class A1 Series 2018-2	3.130%	3/15/23	35,000	35,121
[1,4]	GMF Floorplan Owner Revolving Trust Class A1 Series 2018-4	3.500%	9/15/23	71,625	73,081
[1,4]	GMF Floorplan Owner Revolving Trust Class B Series 2020-1	1.030%	8/15/25	1,670	1,689
[1,4]	GMF Floorplan Owner Revolving Trust Class C Series 2020-1	1.480%	8/15/25	1,360	1,384
[1,4,5]	Gosforth Funding plc Class 1A Series 2017-1, 3M USD LIBOR + 0.470%	0.709%	12/19/59	1,985	1,985
[1,4,5]	Gosforth Funding plc Class A1 Series 2018-1A, 3M USD LIBOR + 0.450%	0.657%	8/25/60	7,927	7,932
13

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,4]	GreatAmerica Leasing Receivables Funding LLC Class A2 Series 2020-1	1.760%	6/15/22	42,909	43,183
[1,4]	GreatAmerica Leasing Receivables Funding LLC Class A4 Series 2018-1	2.830%	6/17/24	1,144	1,157
[1,4]	GS Mortgage Securities Corp. Trust Class A Series 2012-ALOHA	3.551%	4/10/34	10,000	10,144
[1]	Harley-Davidson Motorcycle Trust Class A2A Series 2019-A	1.830%	1/17/23	7,336	7,364
[1,4]	Hertz Fleet Lease Funding LP Class A2 Series 2018-1	3.230%	5/10/32	17,777	17,849
[1,4]	Hertz Fleet Lease Funding LP Class A2 Series 2019-1	2.700%	1/10/33	22,378	22,626
[1,4]	Hertz Vehicle Financing II LP Class A Series 2015-3A	2.670%	9/25/21	5,063	5,080
[1,4]	Hertz Vehicle Financing II LP Class A Series 2016-2A	2.950%	3/25/22	6,224	6,236
[1,4]	Hertz Vehicle Financing II LP Class A Series 2017-1A	2.960%	10/25/21	8,353	8,359
[1,4]	Hertz Vehicle Financing II LP Class B Series 2017-1A	3.560%	10/25/21	20,990	21,062
[1,4]	Hertz Vehicle Financing LLC Class A Series 2018-2	3.650%	6/27/22	851	851
[1]	Honda Auto Receivables Owner Trust Class A3 Series 2019-1	2.830%	3/20/23	3,593	3,652
[1]	Honda Auto Receivables Owner Trust Class A3 Series 2020-1	1.610%	4/22/24	2,580	2,636
[1]	Honda Auto Receivables Owner Trust Class A3 Series 2020-2	0.820%	7/15/24	18,250	18,404
[1]	Honda Auto Receivables Owner Trust Class A4 Series 2019-4	1.870%	1/20/26	1,900	1,970
[1]	Honda Auto Receivables Owner Trust Class A4 Series 2020-2	1.090%	10/15/26	4,730	4,821
[1]	Honda Auto Receivables Owner Trust Class A4 Series 2020-3	0.460%	4/19/27	10,740	10,768
[1,4]	HPEFS Equipment Trust Class A2 Series 2019-1	2.190%	9/20/29	2,880	2,889
[1,4]	HPEFS Equipment Trust Class A2 Series 2020-1	1.730%	2/20/30	13,061	13,135
[1,4]	HPEFS Equipment Trust Class A3 Series 2019-1A	2.210%	9/20/29	2,100	2,121
[1,4]	Hyundai Auto Lease Securitization Trust Class A3 Series 2019-A	2.980%	7/15/22	8,724	8,772
[1,4]	Hyundai Auto Lease Securitization Trust Class A3 Series 2020-A	1.950%	7/17/23	725	736
[1,4]	Hyundai Auto Lease Securitization Trust Class A3 Series 2020-B	0.510%	9/15/23	29,990	30,097
[1,4]	Hyundai Auto Lease Securitization Trust Class A3 Series 2021-A	0.330%	1/16/24	19,500	19,524
[1,4]	Hyundai Auto Lease Securitization Trust Class A4 Series 2020-B	0.580%	6/17/24	5,030	5,054
[1,4]	Hyundai Auto Lease Securitization Trust Class A4 Series 2021-A	0.420%	12/16/24	4,280	4,288
[1]	Hyundai Auto Receivables Trust Class A3 Series 2020-A	1.410%	11/15/24	14,760	15,051
[1]	Hyundai Auto Receivables Trust Class A3 Series 2020-B	0.480%	12/16/24	36,200	36,361
[1]	Hyundai Auto Receivables Trust Class A4 Series 2019-B	2.000%	4/15/25	4,727	4,900
14

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Hyundai Auto Receivables Trust Class A4 Series 2020-A	1.720%	6/15/26	9,260	9,643
[1]	Hyundai Auto Receivables Trust Class A4 Series 2020-B	0.620%	12/15/25	8,020	8,077
[1]	John Deere Owner Trust Class A3 Series 2020-B	0.510%	11/15/24	14,550	14,588
[1]	John Deere Owner Trust Class A4 Series 2020-B	0.720%	6/15/27	3,820	3,847
[1,4]	JPMorgan Chase Bank NA Class B Series 2020-1	0.991%	1/25/28	23,806	23,892
[1,4]	JPMorgan Chase Bank NA Class C Series 2020-1	1.389%	1/25/28	2,494	2,507
[1,4]	JPMorgan Chase Bank NA Class D Series 2020-1	1.886%	1/25/28	1,956	1,973
[1,4]	Kubota Credit Owner Trust Class A3 Series 2020-1	1.960%	3/15/24	7,540	7,758
[1,4]	Kubota Credit Owner Trust Class A3 Series 2020-2	0.590%	10/15/24	17,700	17,780
[1,4]	Kubota Credit Owner Trust Class A4 Series 2020-2	0.730%	6/15/26	4,810	4,827
[1,5]	Lanark Master Issuer plc Class 1A Series 2018-2A, 3M USD LIBOR + 0.420%	0.676%	12/22/69	9,463	9,473
[1,4,5]	Lanark Master Issuer plc Class 1A Series 2020-1A	2.277%	12/22/69	720	738
[1,4]	Laurel Road Prime Student Loan Trust Class A1FX Series 2020-A	0.720%	11/25/50	5,305	5,310
[1,4]	Master Credit Card Trust II Class A Series 2020-1	1.990%	9/21/24	5,320	5,496
[1]	Mercedes-Benz Auto Lease Trust Class A3 Series 2019-B	2.000%	10/17/22	15,239	15,417
[1]	Mercedes-Benz Auto Lease Trust Class A3 Series 2020-A	1.840%	12/15/22	20,000	20,265
[1]	Mercedes-Benz Auto Lease Trust Class A4 Series 2020-B	0.500%	6/15/26	4,775	4,796
[1]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2020-1	0.550%	2/18/25	25,830	25,972
[1,4]	MMAF Equipment Finance LLC Class A2 Series 2019-B	2.070%	10/12/22	10,284	10,369
[1,4]	MMAF Equipment Finance LLC Class A2 Series 2020-A	0.740%	4/9/24	9,940	9,988
[1,4]	MMAF Equipment Finance LLC Class A5 Series 2015-AA	2.490%	2/19/36	4,545	4,605
[1,4]	Navient Private Education Refi Loan Trust Class A1 Series 2019-C	2.820%	2/15/68	2,009	2,012
[1,4,5]	Navient Private Education Refi Loan Trust Class A1 Series 2019-D, 1M USD LIBOR + 0.400%	0.527%	12/15/59	667	667
[1,4]	Navient Private Education Refi Loan Trust Class A1 Series 2019-E	2.390%	5/15/68	6,567	6,577
[1,4]	Navient Private Education Refi Loan Trust Class A1 Series 2020-B	1.800%	1/15/69	12,389	12,422
[1]	Nissan Auto Lease Trust Class A2A Series 2020-A	1.800%	5/16/22	24,284	24,367
[1]	Nissan Auto Lease Trust Class A3 Series 2019-B	2.270%	7/15/22	27,000	27,165
[1]	Nissan Auto Lease Trust Class A3 Series 2020-B	0.430%	10/16/23	30,050	30,138
[1]	Nissan Auto Lease Trust Class A4 Series 2020-B	0.490%	1/15/26	6,930	6,955
15

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Nissan Auto Receivables Owner Trust Class A3 Series 2019-B	2.500%	11/15/23	10,000	10,176
[1]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-A	0.550%	7/15/24	50,050	50,285
[1]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-A	1.380%	12/16/24	20,640	21,011
[1]	Nissan Auto Receivables Owner Trust Class A4 Series 2017-C	2.280%	2/15/24	320	324
[1]	Nissan Auto Receivables Owner Trust Class A4 Series 2018-C	3.270%	6/16/25	1,870	1,957
[1]	Nissan Auto Receivables Owner Trust Class A4 Series 2020-A	1.700%	5/17/27	6,830	7,118
[1]	Nissan Auto Receivables Owner Trust Class A4 Series 2020-B	0.710%	2/16/27	7,030	7,102
[1,4,5]	Pepper Residential Securities Trust Class A1U Series 21A, 1M USD LIBOR + 0.880%	1.009%	1/16/60	3,972	3,967
[1,4,5]	Pepper Residential Securities Trust No. 22 Class A1U Series 22A, 1M USD LIBOR + 1.000%	1.100%	6/20/60	6,777	6,767
[1,4,5]	Pepper Residential Securities Trust No. 24 Class A1U, 1M USD LIBOR + 0.900%	1.029%	11/18/60	6,338	6,322
[1,4]	PFS Financing Corp. Class A Series 2018-B	2.890%	2/15/23	1,100	1,101
[1,4]	PFS Financing Corp. Class A Series 2020-A	1.270%	6/15/25	8,300	8,430
[1,4]	PFS Financing Corp. Class A Series 2020-B	1.210%	6/15/24	5,000	5,053
[1,4]	PFS Financing Corp. Class A Series 2020-E	1.000%	10/15/25	3,010	3,030
[1,4]	PFS Financing Corp. Class A Series 2020-F	0.930%	8/15/24	2,310	2,326
[1,4,5]	RESIMAC Bastille Trust Class A1 Series 2018-1NCA, 1M USD LIBOR + 0.850%	0.994%	12/5/59	4,947	4,943
[1,4,5]	RESIMAC Premier Class A1A Series 2017-1, 1M USD LIBOR + 0.950%	1.080%	9/11/48	1,692	1,690
[1,4]	RESIMAC Premier Class A1B Series 2020-1	1.274%	2/7/52	4,682	4,683
[1,4]	Santander Consumer Auto Receivables Trust Class A Series 2020-A	1.370%	10/15/24	10,589	10,691
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2020-2	0.670%	4/15/24	6,120	6,139
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2020-3	0.520%	7/15/24	24,290	24,344
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2020-4	0.480%	7/15/24	12,150	12,185
[1]	Santander Drive Auto Receivables Trust Class B Series 2019-1	3.210%	9/15/23	1,883	1,887
[1]	Santander Drive Auto Receivables Trust Class B Series 2020-2	0.960%	11/15/24	3,120	3,139
[1]	Santander Drive Auto Receivables Trust Class C Series 2017-3	2.760%	12/15/22	5	5
[1]	Santander Drive Auto Receivables Trust Class C Series 2018-3	3.510%	8/15/23	7,699	7,754
[1]	Santander Drive Auto Receivables Trust Class C Series 2020-2	1.460%	9/15/25	6,120	6,221
[1]	Santander Drive Auto Receivables Trust Class C Series 2020-3	1.120%	1/15/26	23,060	23,326
[1]	Santander Drive Auto Receivables Trust Class D Series 2016-3	2.800%	8/15/22	3,197	3,205
[1]	Santander Drive Auto Receivables Trust Class D Series 2017-2	3.490%	7/17/23	6,694	6,769
[1,4]	Santander Retail Auto Lease Trust Class A2A Series 2019-B	2.290%	4/20/22	18,173	18,256
16

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,4]	Santander Retail Auto Lease Trust Class A2A Series 2019-C	1.890%	9/20/22	23,012	23,170
[1,4]	Santander Retail Auto Lease Trust Class A3 Series 2019-A	2.770%	6/20/22	65,360	66,205
[1,4]	Santander Retail Auto Lease Trust Class A4 Series 2020-B	0.650%	12/20/24	9,950	9,988
[1,4]	Securitized Term Auto Receivables Trust Class A3 Series 2018-1	3.068%	1/25/22	1,772	1,776
[1,4]	Securitized Term Auto Receivables Trust Class A4 Series 2018-1A	3.298%	11/25/22	2,147	2,181
[1,4,5]	SMB Private Education Loan Trust Class A1 Series 2019-B, 1M USD LIBOR + 0.350%	0.477%	7/15/26	979	979
[1,4]	SoFi Professional Loan Program LLC Class A1FX Series 2019-C	2.130%	11/16/48	6,423	6,448
[1,4]	Sofi Professional Loan Program LLC Class FX Series 2019-A	3.180%	6/15/48	625	625
[1,4]	Sofi Professional Loan Program LLC Class FX Series 2019-B	2.780%	8/17/48	1,998	2,000
[1,4]	SoFi Professional Loan Program Trust Class A1FX Series 2020-A	2.060%	5/15/46	5,571	5,601
[1]	Synchrony Card Issuance Trust Class A Series 2018-A1	3.380%	9/15/24	52,155	53,187
[1]	Synchrony Credit Card Master Note Trust Class A Series 2017-2	2.620%	10/15/25	1,970	2,046
[1,4]	Tesla Auto Lease Trust Class A Series 2018-B	3.710%	8/20/21	6,517	6,564
[1,4]	Tesla Auto Lease Trust Class A2 Series 2019-A	2.130%	4/20/22	18,090	18,266
[1,4]	Tesla Auto Lease Trust Class A3 Series 2020-A	0.680%	12/20/23	7,040	7,097
[1,4]	Tesla Auto Lease Trust Class A4 Series 2020-A	0.780%	12/20/23	1,270	1,282
[1,4]	Tesla Auto Lease Trust Class B Series 2020-A	1.180%	1/22/24	2,080	2,111
[1,4]	Tesla Auto Lease Trust Class C Series 2020-A	1.680%	2/20/24	1,050	1,068
[1,4]	Tidewater Auto Receivables Trust Class A2 Series 2020-A	1.390%	8/15/24	14,928	15,007
[1,4]	Toyota Auto Loan Extended Note Trust Class A Series 2019-1A	2.560%	11/25/31	860	918
[1]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-A	1.660%	5/15/24	5,355	5,459
[1]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-B	1.360%	8/15/24	11,700	11,900
[1]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-B	1.660%	9/15/25	4,460	4,630
[1]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-C	0.570%	10/15/25	7,530	7,575
[1,4]	Transportation Finance Equipment Trust Class A2 Series 2019-1	1.900%	1/24/22	7,880	7,910
[1,4]	TRIP Rail Master Funding LLC Class A1 Series 2017-1A	2.709%	8/15/47	175	176
[1]	USAA Auto Owner Trust Series Class A3 2019-1	2.160%	7/17/23	6,024	6,078
[1]	Verizon Owner Trust Class 1A Series 2019-B	2.330%	12/20/23	4,230	4,308
[1]	Verizon Owner Trust Class A Series 2020-B	0.470%	2/20/25	62,720	63,044
[1]	Verizon Owner Trust Class A1A Series 2019-A	2.930%	9/20/23	44,015	44,800
17

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Verizon Owner Trust Class A1A Series 2019-C	1.940%	4/22/24	6,230	6,358
[1]	Verizon Owner Trust Class A1A Series 2020-A	1.850%	7/22/24	46,445	47,368
[1,4]	Verizon Owner Trust Class B Series 2018-1	3.050%	9/20/22	37,984	38,400
[1]	Verizon Owner Trust Class B Series 2020-A	1.980%	7/22/24	16,280	16,679
[1]	Verizon Owner Trust Class B Series 2020-B	0.680%	2/20/25	13,620	13,679
[1,4]	Verizon Owner Trust Class C Series 2018-1	3.200%	9/20/22	1,850	1,874
[1]	Verizon Owner Trust Class C Series 2020-A	2.060%	7/22/24	14,500	14,837
[1]	Verizon Owner Trust Class C Series 2020-B	0.830%	2/20/25	4,550	4,574
[1]	Volkswagen Auto Loan Enhanced Trust Class A3 Series 2018-1	3.020%	11/21/22	600	607
[1]	Volkswagen Auto Loan Enhanced Trust Class A3 Series 2020-1	0.980%	11/20/24	24,510	24,750
[1]	Volkswagen Auto Loan Enhanced Trust Class A4 Series 2018-2	3.330%	2/20/25	2,850	2,955
[1]	Volkswagen Auto Loan Enhanced Trust Class A4 Series 2020-1	1.260%	8/20/26	3,590	3,678
[1,4]	Volvo Financial Equipment LLC Class A3 Series 2020-1A	0.510%	10/15/24	24,000	24,100
[1,4]	Volvo Financial Equipment LLC Class A4 Series 2020-1A	0.600%	3/15/28	4,700	4,713
[1]	Wells Fargo Commercial Mortgage Trust Class A1 Series 2013-LC12	1.676%	7/15/46	16	16
[1,4]	Wheels SPV 2 LLC Class A2 Series 2020-1A	0.510%	8/20/29	10,300	10,290
[1,4]	Wheels SPV 2 LLC Class A3 Series 2020-1A	0.620%	8/20/29	3,475	3,471
[1]	World Omni Auto Receivables Trust Class A3 Series 2018-A	2.500%	4/17/23	2,725	2,752
[1]	World Omni Auto Receivables Trust Class A3 Series 2020-A	1.100%	4/15/25	1,375	1,391
[1]	World Omni Auto Receivables Trust Class A3 Series 2020-B	0.630%	5/15/25	34,560	34,782
[1]	World Omni Automobile Lease Securitization Trust Class A3 Series 2019-A	2.940%	5/16/22	15,824	15,946
[1]	World Omni Automobile Lease Securitization Trust Class B Series 2020-B	0.700%	2/17/26	5,000	5,016
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,891,816)					2,906,266
Corporate Bonds (63.7%)
Communications (2.6%)
	AT&T Inc.	0.000%	11/16/21	105,000	104,626
	AT&T Inc.	0.000%	12/14/21	16,000	15,935
	AT&T Inc.	3.000%	6/30/22	700	723
	AT&T Inc.	2.625%	12/1/22	185	191
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	58,018	60,954
	Discovery Communications LLC	2.950%	3/20/23	20,179	21,198
	Fox Corp.	3.666%	1/25/22	58,374	60,254
	Interpublic Group of Cos. Inc.	3.750%	10/1/21	35,131	35,936
	Omnicom Group Inc.	3.625%	5/1/22	34,200	35,543
[7]	Optus Finance Pty Ltd.	3.250%	8/23/22	7,500	5,985
[4]	Sky Ltd.	3.125%	11/26/22	10,960	11,508
	Verizon Communications Inc.	5.150%	9/15/23	30,433	34,126
18

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ViacomCBS Inc.	3.375%	3/1/22	23,376	23,939
	ViacomCBS Inc.	4.250%	9/1/23	1,970	2,137
	Vodafone Group plc	2.500%	9/26/22	428	442
	Vodafone Group plc	2.950%	2/19/23	598	628
	Walt Disney Co.	0.000%	9/15/21	15,000	14,966
	Walt Disney Co.	0.000%	10/1/21	15,000	14,968
	Walt Disney Co.	1.650%	9/1/22	754	770
					444,829
Consumer Discretionary (3.8%)
	American Honda Finance Corp.	2.200%	6/27/22	2,680	2,749
	American Honda Finance Corp.	0.400%	10/21/22	50,000	50,050
	American Honda Finance Corp.	2.050%	1/10/23	7,691	7,932
	American Honda Finance Corp.	0.875%	7/7/23	51,135	51,647
	American Honda Finance Corp.	3.450%	7/14/23	1,355	1,454
	American Honda Finance Corp.	0.650%	9/8/23	500	503
	American Honda Finance Corp.	3.625%	10/10/23	1,550	1,681
[4]	Daimler Finance North America LLC	3.350%	5/4/21	3,000	3,022
[4]	Daimler Finance North America LLC	2.000%	7/6/21	6,800	6,851
[4]	Daimler Finance North America LLC	3.750%	11/5/21	7,223	7,413
	eBay Inc.	2.600%	7/15/22	12,796	13,142
[4]	ERAC USA Finance LLC	2.700%	11/1/23	7,580	7,995
	General Motors Co.	5.400%	10/2/23	5,000	5,595
	General Motors Financial Co. Inc.	3.200%	7/6/21	30,559	30,827
	General Motors Financial Co. Inc.	4.375%	9/25/21	18,840	19,311
	General Motors Financial Co. Inc.	3.450%	1/14/22	14,350	14,701
	General Motors Financial Co. Inc.	3.450%	4/10/22	7,145	7,350
	General Motors Financial Co. Inc.	3.550%	7/8/22	3,453	3,621
	Harley-Davidson Financial Services Inc.	0.000%	3/19/21	70,000	69,963
	Harley-Davidson Financial Services Inc.	0.000%	4/16/21	10,000	9,991
[4]	Nissan Motor Co. Ltd.	3.043%	9/15/23	5,000	5,249
[5,7]	Toyota Finance Australia Ltd.	0.798%	11/22/21	11,400	8,746
	Toyota Motor Credit Corp.	2.750%	5/17/21	1,000	1,008
	Toyota Motor Credit Corp.	1.150%	5/26/22	53,922	54,543
	Toyota Motor Credit Corp.	0.450%	7/22/22	25,000	25,061
	Toyota Motor Credit Corp.	0.350%	10/14/22	22,000	22,026
	Toyota Motor Credit Corp.	2.900%	3/30/23	17,000	17,932
	Toyota Motor Credit Corp.	0.500%	8/14/23	20,000	20,076
	Toyota Motor Credit Corp.	0.450%	1/11/24	40,000	40,050
[7]	Volkswagen Financial Services Australia Pty Ltd.	3.250%	4/13/21	3,500	2,687
[4]	Volkswagen Group of America Finance LLC	2.500%	9/24/21	19,100	19,368
[4]	Volkswagen Group of America Finance LLC	4.000%	11/12/21	27,059	27,836
[4]	Volkswagen Group of America Finance LLC	2.900%	5/13/22	49,850	51,347
[4]	Volkswagen Group of America Finance LLC	2.700%	9/26/22	18,308	18,953
					630,680
Consumer Staples (3.5%)
[2,4]	7-Eleven Inc.	0.625%	2/10/23	34,000	34,049
	Altria Group Inc.	3.490%	2/14/22	28,089	28,986
	Altria Group Inc.	2.850%	8/9/22	19,500	20,220
[5,7]	Anheuser-Busch InBev Worldwide Inc., 3M Australian Bank Bill Rate + 0.970%	0.989%	9/6/22	8,000	6,164
	BAT Capital Corp.	2.764%	8/15/22	1,600	1,652
	Clorox Co.	3.050%	9/15/22	26,599	27,577
	Constellation Brands Inc.	2.700%	5/9/22	13,543	13,900
	Constellation Brands Inc.	2.650%	11/7/22	35,478	36,775
19

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Mills Inc.	3.150%	12/15/21	15,000	15,263
	JM Smucker Co.	3.500%	10/15/21	19,208	19,634
	Keurig Dr Pepper Inc.	3.551%	5/25/21	65,509	66,197
	Keurig Dr Pepper Inc.	3.200%	11/15/21	5,048	5,132
	Keurig Dr Pepper Inc.	4.057%	5/25/23	34,648	37,432
	Kimberly-Clark Corp.	2.400%	3/1/22	4,000	4,093
	Kroger Co.	2.600%	2/1/21	40,000	39,999
	Kroger Co.	2.800%	8/1/22	7,525	7,782
	McCormick & Co. Inc.	2.700%	8/15/22	19,920	20,590
[4]	Mondelez International Holdings Netherlands BV	2.000%	10/28/21	13,200	13,348
[4]	Mondelez International Holdings Netherlands BV	2.125%	9/19/22	45,474	46,755
	Mondelez International Inc.	0.625%	7/1/22	30,000	30,142
[7]	New Zealand Milk Australasia Pty Ltd.	5.250%	5/23/22	5,000	4,059
	Philip Morris International Inc.	1.125%	5/1/23	25,000	25,424
[4]	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	57,400	58,836
[4]	Reckitt Benckiser Treasury Services plc	3.625%	9/21/23	434	466
	Tyson Foods Inc.	4.500%	6/15/22	30,080	31,460
					595,935
Energy (5.1%)
	BP Capital Markets America Inc.	4.742%	3/11/21	5,000	5,024
	BP Capital Markets America Inc.	2.520%	9/19/22	6,650	6,866
	BP Capital Markets America Inc.	2.750%	5/10/23	3,864	4,066
	BP Capital Markets plc	2.500%	11/6/22	10,000	10,375
	Chevron Corp.	1.141%	5/11/23	1,100	1,119
	Chevron USA Inc.	0.426%	8/11/23	20,360	20,390
	CNPC HK Overseas Capital Ltd.	4.500%	4/28/21	15,000	15,126
	Ecopetrol SA	5.875%	9/18/23	9,111	10,113
	Empresa Nacional del Petroleo	4.750%	12/6/21	25,082	25,885
	Enbridge Energy Partners LP	4.200%	9/15/21	889	901
	Enbridge Inc.	2.900%	7/15/22	15,384	15,887
	Energy Transfer Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	3,515	3,663
	Enterprise Products Operating LLC	3.500%	2/1/22	28,403	29,291
	Enterprise Products Operating LLC	4.050%	2/15/22	21,939	22,762
	Enterprise Products Operating LLC	3.350%	3/15/23	19,027	20,078
	EOG Resources Inc.	4.100%	2/1/21	20,986	20,986
	Exxon Mobil Corp.	1.902%	8/16/22	5,545	5,687
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	530	532
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	800	814
	Kinder Morgan Energy Partners LP	4.150%	3/1/22	324	336
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	28,946	30,261
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	1,787	1,876
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	250	267
[4]	Kinder Morgan Inc.	5.000%	2/15/21	7,205	7,212
	Kinder Morgan Inc.	3.150%	1/15/23	34,661	36,312
	Marathon Petroleum Corp.	0.000%	2/26/21	70,000	69,961
	Marathon Petroleum Corp.	5.125%	3/1/21	17,535	17,535
	Pertamina Persero PT	5.250%	5/23/21	6,790	6,886
	Pertamina Persero PT	4.875%	5/3/22	60,926	63,847
	Petronas Capital Ltd.	7.875%	5/22/22	44,568	48,847
	Phillips 66	3.700%	4/6/23	12,750	13,604
	Shell International Finance BV	1.875%	5/10/21	31,700	31,847
	Shell International Finance BV	2.375%	8/21/22	6,000	6,192
20

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Shell International Finance BV	0.375%	9/15/23	13,275	13,281
	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	12,310	12,762
	Sinopec Group Overseas Development 2016 Ltd.	2.000%	9/29/21	40,084	40,365
	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	4,801	4,914
	Sinopec Group Overseas Development 2017 Ltd.	2.500%	9/13/22	20,000	20,487
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	2,000	2,005
	Thai Oil PCL	3.625%	1/23/23	1,100	1,151
	Thaioil Treasury Center Co. Ltd.	3.625%	1/23/23	8,500	8,884
	Total Capital International SA	2.218%	7/12/21	18,277	18,409
[7]	Total Capital International SA	4.250%	11/26/21	15,000	11,809
	Total Capital International SA	2.875%	2/17/22	6,072	6,232
	Total Capital SA	4.250%	12/15/21	43,425	44,929
	TransCanada PipeLines Ltd.	2.500%	8/1/22	9,655	9,948
	Williams Cos. Inc.	4.000%	11/15/21	11,665	11,882
	Williams Cos. Inc.	3.600%	3/15/22	63,649	65,529
	Williams Cos. Inc.	3.350%	8/15/22	25,163	26,060
					853,195
Financials (29.7%)
	ABN AMRO Bank NV	6.250%	4/27/22	4,261	4,547
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	7/1/22	2,831	2,980
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.125%	7/3/23	17,894	19,097
[4]	AIG Global Funding	2.700%	12/15/21	6,520	6,659
[4]	AIG Global Funding	2.300%	7/1/22	2,560	2,627
[4]	AIG Global Funding	0.800%	7/7/23	16,265	16,438
[4]	AIG Global Funding	0.450%	12/8/23	500	500
	Air Lease Corp.	2.250%	1/15/23	865	889
	American Express Co.	3.000%	2/22/21	9,320	9,323
	American Express Co.	3.700%	11/5/21	30,429	31,127
	American Express Co.	2.750%	5/20/22	11,884	12,235
	American Express Co.	2.500%	8/1/22	25,967	26,775
	American Express Co.	2.650%	12/2/22	4,014	4,180
	American Express Co.	3.400%	2/27/23	37,935	40,201
	American International Group Inc.	3.300%	3/1/21	6,325	6,325
	American International Group Inc.	4.875%	6/1/22	35,071	37,077
	American International Group Inc.	4.125%	2/15/24	21,967	24,212
	Ameriprise Financial Inc.	3.000%	3/22/22	22,503	23,172
	Ameriprise Financial Inc.	4.000%	10/15/23	11,775	12,906
[4]	ANZ New Zealand International Ltd.	2.125%	7/28/21	30,000	30,266
[4]	ANZ New Zealand International Ltd.	1.900%	2/13/23	6,160	6,341
	Aon Corp.	2.200%	11/15/22	19,045	19,663
	Aon plc	2.800%	3/15/21	17,806	17,822
	Aon plc	4.000%	11/27/23	21,060	22,935
[4]	Athene Global Funding	3.000%	7/1/22	13,601	14,062
[4]	Athene Global Funding	2.800%	5/26/23	31,260	32,708
[4]	Athene Global Funding	0.950%	1/8/24	20,775	20,788
	Australia & New Zealand Banking Group Ltd.	2.050%	11/21/22	5,000	5,161
[5,7]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 2.700%	2.719%	5/17/26	33,980	26,123
21

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Banco Santander SA	3.500%	4/11/22	20,400	21,138
[5,7]	Bank of America Corp.	1.572%	8/5/21	5,000	3,845
	Bank of America Corp.	5.700%	1/24/22	15,000	15,806
	Bank of America Corp.	3.499%	5/17/22	20,660	20,846
	Bank of America Corp.	3.124%	1/20/23	26,948	27,652
	Bank of America Corp.	2.881%	4/24/23	10,143	10,450
	Bank of America Corp.	2.816%	7/21/23	23,601	24,428
	Bank of America Corp.	3.004%	12/20/23	43,450	45,466
	Bank of America Corp.	4.125%	1/22/24	2,703	2,987
	Bank of China Ltd.	2.375%	3/1/21	20,000	20,028
	Bank of Montreal	2.900%	3/26/22	21,237	21,885
	Bank of Montreal	2.050%	11/1/22	4,515	4,654
	Bank of New York Mellon Corp.	2.661%	5/16/23	6,444	6,638
	Bank of Nova Scotia	2.000%	11/15/22	29,537	30,453
	Bank of Nova Scotia	2.375%	1/18/23	15,000	15,564
	Bank of Nova Scotia	1.950%	2/1/23	20,000	20,621
	Bank of Nova Scotia	1.625%	5/1/23	170	175
	Bank of Nova Scotia	3.400%	2/11/24	8,293	9,004
[4]	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	3,000	3,013
[4]	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	40,980	42,377
[4]	Banque Federative du Credit Mutuel SA	2.125%	11/21/22	24,679	25,481
[4]	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	9,234	9,960
	Barclays Bank plc	1.700%	5/12/22	15,000	15,245
	Barclays plc	3.200%	8/10/21	18,399	18,662
	Barclays plc	3.684%	1/10/23	19,280	19,828
	Barclays plc	4.610%	2/15/23	31,520	32,778
[4]	BNP Paribas SA	2.950%	5/23/22	3,487	3,602
[5,7]	BNP Paribas SA	1.764%	12/16/22	5,650	4,394
[4]	BNP Paribas SA	3.500%	3/1/23	13,517	14,362
	BNP Paribas SA	3.250%	3/3/23	3,860	4,101
	BPCE SA	2.650%	2/3/21	3,907	3,907
	BPCE SA	2.750%	12/2/21	2,450	2,500
[4]	BPCE SA	3.000%	5/22/22	65,834	68,077
[4]	BPCE SA	2.750%	1/11/23	14,225	14,854
	Canadian Imperial Bank of Commerce	0.950%	6/23/23	285	289
	Canadian Imperial Bank of Commerce	2.606%	7/22/23	66,446	68,588
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	35,000	37,871
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	13,274	14,317
	Capital One Bank USA NA	2.014%	1/27/23	17,371	17,633
	Capital One Bank USA NA	3.375%	2/15/23	32,344	34,163
	Capital One Financial Corp.	4.750%	7/15/21	1,983	2,023
	Capital One Financial Corp.	3.050%	3/9/22	1,350	1,387
	Capital One Financial Corp.	3.200%	1/30/23	1,597	1,681
	Capital One Financial Corp.	2.600%	5/11/23	41,934	43,827
	Capital One NA	2.250%	9/13/21	1,505	1,520
	Capital One NA	2.650%	8/8/22	5,000	5,164
	Charles Schwab Corp.	2.650%	1/25/23	1,790	1,871
	Chubb INA Holdings Inc.	2.875%	11/3/22	12,990	13,524
	Chubb INA Holdings Inc.	2.700%	3/13/23	1,687	1,769
	Citibank NA	2.844%	5/20/22	8,320	8,382
[5,7]	Citibank NA, 3M Australian Bank Bill Rate + 0.750%	0.770%	5/20/22	25,000	19,216
	Citigroup Inc.	2.900%	12/8/21	10,000	10,200
	Citigroup Inc.	2.750%	4/25/22	22,800	23,428
	Citigroup Inc.	4.050%	7/30/22	8,721	9,190
22

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	2.700%	10/27/22	26,407	27,412
	Citigroup Inc.	2.312%	11/4/22	50,186	50,876
	Citigroup Inc.	3.142%	1/24/23	17,925	18,398
	Citigroup Inc.	3.500%	5/15/23	1,950	2,080
	Citigroup Inc.	2.876%	7/24/23	11,000	11,388
	Citigroup Inc.	3.875%	10/25/23	3,500	3,821
[5,7]	Citigroup Inc., 3M Australian Bank Bill Rate + 1.550%	1.579%	5/4/21	15,000	11,501
	Citizens Bank NA	2.550%	5/13/21	13,725	13,794
[5,7]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 2.650%	2.670%	6/3/26	48,100	37,005
	Cooperatieve Rabobank UA	3.950%	11/9/22	46,295	49,073
	Credit Suisse AG	2.100%	11/12/21	9,600	9,732
	Credit Suisse AG	2.800%	4/8/22	11,014	11,344
	Credit Suisse AG	0.495%	2/2/24	9,000	9,005
[4]	Credit Suisse Group AG	3.574%	1/9/23	19,392	19,919
[4]	Credit Suisse Group AG	2.997%	12/14/23	20,000	20,864
	Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	4,665	4,695
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	23,311	24,549
[4]	Danske Bank A/S	5.000%	1/12/22	34,604	36,028
[4]	Danske Bank A/S	2.700%	3/2/22	9,469	9,694
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	16,006	16,802
	Discover Bank	3.200%	8/9/21	4,017	4,067
	Discover Bank	3.350%	2/6/23	18,075	19,071
	Discover Bank	4.200%	8/8/23	25,811	28,142
	Discover Financial Services	5.200%	4/27/22	2,500	2,642
	Discover Financial Services	3.850%	11/21/22	8,505	9,015
	E*TRADE Financial Corp.	2.950%	8/24/22	19,738	20,477
[4]	Equitable Financial Life Global Funding	0.500%	11/17/23	1,940	1,941
	Equitable Holdings Inc.	3.900%	4/20/23	23,659	25,437
	Fidelity National Financial Inc.	5.500%	9/1/22	550	591
	Fifth Third Bancorp	3.500%	3/15/22	5,000	5,165
	Fifth Third Bancorp	1.625%	5/5/23	5,051	5,184
	Fifth Third Bancorp	4.300%	1/16/24	919	1,014
	Fifth Third Bank NA	2.875%	10/1/21	5,000	5,079
	Fifth Third Bank NA	1.800%	1/30/23	250	257
	First Republic Bank	2.500%	6/6/22	5,525	5,674
[4]	Five Corners Funding Trust	4.419%	11/15/23	9,989	11,045
	GATX Corp.	4.750%	6/15/22	10,330	10,906
	Goldman Sachs Group Inc.	2.875%	2/25/21	30,045	30,045
	Goldman Sachs Group Inc.	5.250%	7/27/21	2,500	2,559
[7]	Goldman Sachs Group Inc.	4.700%	9/8/21	8,790	6,834
	Goldman Sachs Group Inc.	5.750%	1/24/22	11,941	12,563
	Goldman Sachs Group Inc.	2.876%	10/31/22	41,042	41,761
	Goldman Sachs Group Inc.	3.625%	1/22/23	3,750	3,975
	Goldman Sachs Group Inc.	0.481%	1/27/23	25,000	25,006
	Goldman Sachs Group Inc.	3.200%	2/23/23	8,000	8,431
	Goldman Sachs Group Inc.	2.908%	6/5/23	54,133	55,890
	Goldman Sachs Group Inc.	2.905%	7/24/23	13,700	14,186
[4]	Guardian Life Global Funding	3.400%	4/25/23	18,931	20,206
	HSBC Bank Inc.	0.000%	10/1/21	19,500	19,445
	HSBC Bank Inc.	0.000%	10/7/21	42,249	42,127
	HSBC Holdings plc	3.262%	3/13/23	45,343	46,774
	HSBC Holdings plc	3.600%	5/25/23	11,000	11,798
	HSBC Holdings plc	3.033%	11/22/23	15,740	16,488
	Huntington Bancshares Inc.	3.150%	3/14/21	6,227	6,233
23

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Huntington Bancshares Inc.	2.300%	1/14/22	2,283	2,323
	Huntington National Bank	2.500%	8/7/22	35,000	36,093
	Huntington National Bank	3.550%	10/6/23	850	919
	Industrial & Commercial Bank of China Ltd.	2.500%	6/16/21	10,000	10,053
[4]	ING Bank NV	2.050%	8/15/21	7,000	7,066
	ING Groep NV	3.150%	3/29/22	34,884	36,027
	Intercontinental Exchange Inc.	0.000%	6/30/21	20,000	19,959
	Intercontinental Exchange Inc.	2.350%	9/15/22	30,886	31,811
	Intercontinental Exchange Inc.	0.700%	6/15/23	17,200	17,331
	Intercontinental Exchange Inc.	3.450%	9/21/23	1,000	1,076
	Intercontinental Exchange Inc.	4.000%	10/15/23	34,299	37,556
	Invesco Finance plc	3.125%	11/30/22	36,237	38,007
[4]	Jackson National Life Global Funding	3.300%	6/11/21	565	571
[4]	Jackson National Life Global Funding	2.100%	10/25/21	1,590	1,612
[4]	Jackson National Life Global Funding	3.300%	2/1/22	7,000	7,207
	JPMorgan Chase & Co.	3.250%	9/23/22	29,693	31,122
	JPMorgan Chase & Co.	2.972%	1/15/23	22,510	23,076
	JPMorgan Chase & Co.	3.207%	4/1/23	5,131	5,297
	JPMorgan Chase & Co.	2.776%	4/25/23	42,095	43,305
	JPMorgan Chase & Co.	3.375%	5/1/23	2,995	3,190
	KeyBank NA	1.250%	3/10/23	5,005	5,100
	KeyBank NA	0.423%	1/3/24	8,330	8,341
	Lincoln National Corp.	4.000%	9/1/23	4,168	4,539
	Lloyds Banking Group plc	3.100%	7/6/21	2,550	2,580
	Lloyds Banking Group plc	3.000%	1/11/22	16,000	16,397
	Lloyds Banking Group plc	2.858%	3/17/23	43,869	44,965
	Lloyds Banking Group plc	1.326%	6/15/23	16,260	16,423
	Lloyds Banking Group plc	4.050%	8/16/23	23,500	25,532
	Lloyds Banking Group plc	2.907%	11/7/23	24,800	25,792
	Loews Corp.	2.625%	5/15/23	3,000	3,135
	Macquarie Bank Ltd.	6.625%	4/7/21	6,700	6,772
[5,7]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 0.750%	0.764%	6/21/22	19,500	15,008
[7]	Macquarie Group Ltd.	3.250%	12/15/22	50,940	39,713
[4]	Macquarie Group Ltd.	3.189%	11/28/23	1,000	1,046
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	25,000	25,677
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	3,816	3,852
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	15,405	15,752
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	305	322
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	4,853	5,279
[4]	MassMutual Global Funding II	2.500%	10/17/22	17,142	17,783
[4]	MassMutual Global Funding II	0.850%	6/9/23	42,506	42,985
[4]	MassMutual Global Funding II	0.480%	8/28/23	50,000	50,122
[4]	Met Tower Global Funding	0.550%	7/13/22	1,000	1,004
	MetLife Inc.	4.368%	9/15/23	2,150	2,373
[4]	Metropolitan Life Global Funding I	1.950%	9/15/21	29,826	30,157
[4]	Metropolitan Life Global Funding I	3.450%	10/9/21	30,000	30,672
[4]	Metropolitan Life Global Funding I	3.375%	1/11/22	4,905	5,048
[4]	Metropolitan Life Global Funding I	2.650%	4/8/22	5,000	5,141
[4]	Metropolitan Life Global Funding I	2.400%	6/17/22	2,240	2,304
[4]	Metropolitan Life Global Funding I	3.000%	1/10/23	3,464	3,642
[4]	Metropolitan Life Global Funding I	1.950%	1/13/23	22,000	22,702
[4]	Metropolitan Life Global Funding I	0.900%	6/8/23	36,500	36,954
[4]	Metropolitan Life Global Funding I	0.400%	1/7/24	16,180	16,151
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	17,124	17,322
24

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	32,165	33,186
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	11,100	11,461
	Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	15,250	16,195
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	20,000	21,635
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	16,150	17,002
	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	25,000	25,088
[4]	Mizuho Financial Group Inc.	2.632%	4/12/21	9,850	9,895
	Mizuho Financial Group Inc.	2.273%	9/13/21	16,545	16,749
	Mizuho Financial Group Inc.	2.953%	2/28/22	35,100	36,084
	Mizuho Financial Group Inc.	2.601%	9/11/22	22,545	23,357
	Mizuho Financial Group Inc.	3.549%	3/5/23	5,500	5,852
	Mizuho Financial Group Inc.	2.721%	7/16/23	10,409	10,750
[7]	Morgan Stanley	5.000%	9/30/21	2,090	1,645
	Morgan Stanley	2.625%	11/17/21	16,120	16,422
	Morgan Stanley	2.750%	5/19/22	20,191	20,816
	Morgan Stanley	4.875%	11/1/22	61,024	65,602
	Morgan Stanley	3.125%	1/23/23	10,000	10,540
	Morgan Stanley	3.750%	2/25/23	14,158	15,117
	Morgan Stanley	4.100%	5/22/23	10,636	11,474
	Morgan Stanley	0.560%	11/10/23	12,323	12,339
[5]	Morgan Stanley, SOFR + 0.700%	0.731%	1/20/23	20,000	20,081
[4]	MUFG Bank Ltd.	2.850%	9/8/21	22,000	22,332
	MUFG Union Bank NA	3.150%	4/1/22	15,585	16,049
	MUFG Union Bank NA	2.100%	12/9/22	4,200	4,333
	Nasdaq Inc.	0.445%	12/21/22	10,000	10,014
[5,7]	National Australia Bank Ltd., 3M Australian Bank Bill Rate + 2.400%	2.414%	9/21/26	10,450	8,076
[4]	National Bank of Canada	2.150%	10/7/22	10,360	10,673
	National Bank of Canada	2.100%	2/1/23	6,650	6,867
[4]	Nationwide Building Society	2.000%	1/27/23	53,975	55,597
[4]	Nationwide Building Society	3.622%	4/26/23	26,050	26,996
[4]	New York Life Global Funding	2.300%	6/10/22	850	874
[4]	New York Life Global Funding	1.100%	5/5/23	11,895	12,088
[4]	Nordea Bank Abp	1.000%	6/9/23	3,000	3,037
[4]	Nordea Bank Abp	3.750%	8/30/23	5,000	5,403
	PNC Bank NA	2.232%	7/22/22	18,410	18,566
	PNC Bank NA	2.950%	1/30/23	1,600	1,679
	PNC Bank NA	1.743%	2/24/23	11,000	11,178
	PNC Bank NA	3.500%	6/8/23	6,455	6,922
	PNC Bank NA	3.800%	7/25/23	13,920	15,024
[4]	Pricoa Global Funding I	2.200%	6/3/21	10,000	10,066
[4]	Pricoa Global Funding I	3.450%	9/1/23	22,299	24,019
	Principal Financial Group Inc.	3.300%	9/15/22	5,440	5,691
	Principal Financial Group Inc.	3.125%	5/15/23	4,491	4,760
[4]	Principal Life Global Funding II	2.375%	11/21/21	750	763
[4]	Principal Life Global Funding II	0.500%	1/8/24	9,500	9,501
[4]	Protective Life Global Funding	1.082%	6/9/23	8,135	8,269
[4]	Reliance Standard Life Global Funding II	2.625%	7/22/22	600	617
[4]	Reliance Standard Life Global Funding II	2.150%	1/21/23	5,515	5,675
[4]	Reliance Standard Life Global Funding II	3.850%	9/19/23	2,500	2,710
	Royal Bank of Canada	1.950%	1/17/23	19,283	19,901
	Royal Bank of Canada	0.425%	1/19/24	25,000	24,998
	Santander Holdings USA Inc.	3.700%	3/28/22	8,100	8,358
	Santander UK Group Holdings plc	2.875%	8/5/21	38,486	38,972
	Santander UK Group Holdings plc	3.571%	1/10/23	10,000	10,271
25

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Santander UK plc	2.100%	1/13/23	20,000	20,660
	Shinhan Bank Co. Ltd.	3.875%	12/7/26	15,000	15,343
[4]	Skandinaviska Enskilda Banken AB	3.050%	3/25/22	13,750	14,191
[4]	Skandinaviska Enskilda Banken AB	2.200%	12/12/22	19,750	20,424
[4]	Skandinaviska Enskilda Banken AB	0.550%	9/1/23	20,000	20,057
[4]	Standard Chartered plc	2.744%	9/10/22	4,364	4,420
[4]	Standard Chartered plc	4.247%	1/20/23	66,800	69,127
[4]	Standard Chartered plc	1.319%	10/14/23	50,943	51,459
	State Street Corp.	2.825%	3/30/23	9,610	9,886
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	29,199	29,280
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	39,080	39,668
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	16,217	16,786
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	25,137	26,086
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	5,000	5,257
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	19,030	20,555
	Sumitomo Mitsui Financial Group Inc.	0.508%	1/12/24	1,670	1,670
	Svenska Handelsbanken AB	3.350%	5/24/21	2,098	2,118
	Svenska Handelsbanken AB	1.875%	9/7/21	9,230	9,317
[4]	Swedbank AB	2.650%	3/10/21	10,410	10,436
[7]	Swedbank AB	3.500%	2/17/22	6,180	4,868
[4]	Swedbank AB	2.800%	3/14/22	4,174	4,287
	Toronto-Dominion Bank	1.900%	12/1/22	50,357	51,868
	Truist Bank	2.800%	5/17/22	2,632	2,712
	Truist Bank	2.450%	8/1/22	10,000	10,314
	Truist Bank	3.502%	8/2/22	12,201	12,390
	Truist Bank	1.250%	3/9/23	1,595	1,625
	Truist Financial Corp.	2.750%	4/1/22	11,682	11,989
	Truist Financial Corp.	3.050%	6/20/22	10,345	10,721
	Truist Financial Corp.	2.200%	3/16/23	17,000	17,617
[4]	UBS AG	1.750%	4/21/22	21,178	21,526
[4]	UBS Group AG	3.000%	4/15/21	13,330	13,404
[4]	UBS Group AG	2.650%	2/1/22	15,000	15,350
[4]	UBS Group AG	3.491%	5/23/23	38,840	40,277
[4]	UBS Group AG	2.859%	8/15/23	59,837	61,980
[4]	USAA Capital Corp.	1.500%	5/1/23	2,548	2,612
	Wells Fargo & Co.	4.600%	4/1/21	35,000	35,263
	Wells Fargo & Co.	3.500%	3/8/22	15,242	15,772
[8]	Wells Fargo & Co.	2.125%	4/22/22	2,930	4,091
	Wells Fargo & Co.	2.625%	7/22/22	39,800	41,142
	Wells Fargo & Co.	3.069%	1/24/23	20,399	20,960
[5,7]	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.320%	1.331%	7/27/21	76,010	58,364
	Wells Fargo Bank NA	2.897%	5/27/22	4,790	4,828
	Wells Fargo Bank NA	2.082%	9/9/22	16,500	16,664
	Wells Fargo Bank NA	3.550%	8/14/23	9,000	9,698
	Westpac Banking Corp.	2.750%	1/11/23	35,155	36,842
[5,7]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 3.100%	3.120%	3/10/26	55,200	42,286
	Willis North America Inc.	3.600%	5/15/24	15,566	16,969
	Zions Bancorp NA	3.500%	8/27/21	15,360	15,543
					4,990,428
Health Care (5.7%)
	AbbVie Inc.	2.150%	11/19/21	5,000	5,071
	AbbVie Inc.	5.000%	12/15/21	6,000	6,177
	AbbVie Inc.	3.450%	3/15/22	40,000	41,174
26

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AbbVie Inc.	3.250%	10/1/22	21,670	22,535
	AbbVie Inc.	2.300%	11/21/22	31,764	32,841
	AbbVie Inc.	2.850%	5/14/23	4,650	4,881
	Aetna Inc.	2.750%	11/15/22	33,729	34,943
	Aetna Inc.	2.800%	6/15/23	9,028	9,484
	Anthem Inc.	3.125%	5/15/22	10,000	10,349
	Anthem Inc.	2.950%	12/1/22	12,900	13,468
	Anthem Inc.	3.300%	1/15/23	38,155	40,268
	AstraZeneca plc	2.375%	6/12/22	33,000	33,829
	AstraZeneca plc	3.500%	8/17/23	105	113
	Baxter International Inc.	1.700%	8/15/21	17,500	17,608
[4]	Bayer US Finance II LLC	3.875%	12/15/23	20,000	21,790
[4]	Bayer US Finance LLC	3.000%	10/8/21	6,220	6,331
	Biogen Inc.	3.625%	9/15/22	5,786	6,089
	Bristol-Myers Squibb Co.	2.600%	5/16/22	5,000	5,137
	Bristol-Myers Squibb Co.	3.550%	8/15/22	3,975	4,170
	Bristol-Myers Squibb Co.	0.537%	11/13/23	40,000	40,027
	Cigna Corp.	3.400%	9/17/21	6,413	6,539
	Cigna Corp.	3.050%	11/30/22	10,892	11,345
	Cigna Corp.	3.750%	7/15/23	91,200	98,364
	CVS Health Corp.	3.350%	3/9/21	22,000	22,068
	CVS Health Corp.	2.125%	6/1/21	12,000	12,055
	CVS Health Corp.	2.750%	12/1/22	43,144	44,748
	CVS Health Corp.	3.700%	3/9/23	3,783	4,029
	Gilead Sciences Inc.	4.400%	12/1/21	9,397	9,628
	Gilead Sciences Inc.	0.750%	9/29/23	140	140
	GlaxoSmithKline Capital plc	2.850%	5/8/22	4,984	5,145
	GlaxoSmithKline Capital plc	2.875%	6/1/22	4,660	4,811
	Humana Inc.	3.150%	12/1/22	28,310	29,523
	Humana Inc.	2.900%	12/15/22	65,131	67,989
	McKesson Corp.	2.700%	12/15/22	7,947	8,237
[4]	Mylan Inc.	3.125%	1/15/23	6,400	6,698
	Mylan Inc.	4.200%	11/29/23	9,000	9,819
	Stryker Corp.	0.600%	12/1/23	25,000	25,015
	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	16,310	16,747
[4]	Takeda Pharmaceutical Co. Ltd.	2.450%	1/18/22	630	641
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	42,453	46,924
	UnitedHealth Group Inc.	2.875%	3/15/22	9,315	9,528
	UnitedHealth Group Inc.	2.375%	10/15/22	14,049	14,550
	UnitedHealth Group Inc.	3.500%	6/15/23	1,624	1,745
	Utah Acquisition Sub Inc.	3.150%	6/15/21	39,048	39,342
	Viatris Inc.	0.000%	3/22/21	20,000	19,978
	Viatris Inc.	0.000%	4/1/21	30,000	29,959
[4]	Viatris Inc.	1.125%	6/22/22	55,288	55,804
					957,656
Industrials (3.9%)
[7]	Australia Pacific Airports Melbourne Pty Ltd.	4.000%	9/15/22	5,000	3,965
	Block Financial LLC	5.500%	11/1/22	8,000	8,477
	Boeing Co.	2.700%	5/1/22	55,151	56,546
	Boeing Co.	4.508%	5/1/23	21,581	23,217
	Carrier Global Corp.	1.923%	2/15/23	2,400	2,468
	Caterpillar Financial Services Corp.	2.650%	5/17/21	8,365	8,424
	Caterpillar Financial Services Corp.	1.931%	10/1/21	9,140	9,244
	Caterpillar Financial Services Corp.	0.950%	5/13/22	18,150	18,303
27

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Caterpillar Financial Services Corp.	1.900%	9/6/22	21,180	21,729
	Caterpillar Financial Services Corp.	0.650%	7/7/23	40,000	40,253
	CNH Industrial Capital LLC	3.875%	10/15/21	952	973
	CNH Industrial Capital LLC	4.375%	4/5/22	3,205	3,341
	CNH Industrial Capital LLC	1.950%	7/2/23	1,220	1,256
	CNH Industrial NV	4.500%	8/15/23	166	181
[1]	Continental Airlines Trust Series 2020-1	6.703%	12/15/22	1,399	1,399
[1]	Delta Air Lines Class B Series 2007-1 Pass Through Trust	8.021%	2/10/24	4,471	4,578
	FedEx Corp.	3.400%	1/14/22	30,450	31,349
	General Dynamics Corp.	3.000%	5/11/21	6,483	6,534
	General Dynamics Corp.	3.875%	7/15/21	26,350	26,545
	Honeywell International Inc.	0.483%	8/19/22	106,000	106,154
	L3Harris Technologies Inc.	3.850%	6/15/23	21,240	22,895
	Northrop Grumman Corp.	3.500%	3/15/21	425	427
	Northrop Grumman Corp.	2.550%	10/15/22	19,436	20,124
	PACCAR Financial Corp.	0.350%	8/11/23	10,000	10,000
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.650%	7/29/21	25,000	25,345
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.250%	1/17/23	720	771
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	3/14/23	2,120	2,211
[7]	Qantas Airways Ltd.	7.500%	6/11/21	30,550	23,835
	Raytheon Technologies Corp.	2.800%	3/15/22	68,142	69,859
	Raytheon Technologies Corp.	2.500%	12/15/22	13,865	14,336
	Roper Technologies Inc.	0.450%	8/15/22	10,000	10,018
	Roper Technologies Inc.	3.650%	9/15/23	3,087	3,337
	Ryder System Inc.	2.875%	6/1/22	9,372	9,655
	Southwest Airlines Co.	4.750%	5/4/23	50,000	54,250
[1]	Southwest Airlines Co. Series 2007-1 Pass Through Trust	6.650%	8/1/22	2,586	2,601
	Tyco Electronics Group SA	3.500%	2/3/22	1,520	1,557
[1]	US Airways Series 2001-1C Pass Through Trust	7.346%	9/20/23	2,165	1,951
	Waste Management Inc.	2.900%	9/15/22	4,000	4,140
					652,248
Materials (1.0%)
[4]	Air Liquide Finance SA	1.750%	9/27/21	31,660	31,931
[4]	Berry Global Inc.	0.950%	2/15/24	5,500	5,513
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	16,700	18,215
	DuPont de Nemours Inc.	2.169%	5/1/23	29,000	29,242
	Eastman Chemical Co.	3.500%	12/1/21	18,332	18,825
	Ecolab Inc.	3.250%	1/14/23	5,000	5,263
	Indonesia Asahan Aluminium Persero PT	5.230%	11/15/21	1,000	1,035
	Newmont Corp.	3.625%	6/9/21	20,748	20,826
	Newmont Corp.	3.500%	3/15/22	2,000	2,050
	Nucor Corp.	4.125%	9/15/22	4,237	4,453
	Nutrien Ltd.	3.150%	10/1/22	10,516	10,911
	Nutrien Ltd.	1.900%	5/13/23	8,635	8,905
[4]	Nutrition & Biosciences Inc.	0.697%	9/15/22	3,035	3,044
	PPG Industries Inc.	3.200%	3/15/23	7,000	7,394
	Sherwin-Williams Co.	4.200%	1/15/22	602	618
					168,225
28

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Real Estate (1.6%)
	Alexandria Real Estate Equities Inc.	4.000%	1/15/24	5,086	5,576
	American Tower Corp.	2.250%	1/15/22	8,715	8,871
	American Tower Corp.	3.500%	1/31/23	900	953
	American Tower Corp.	3.000%	6/15/23	7,100	7,513
	AvalonBay Communities Inc.	2.950%	9/15/22	9,225	9,548
	AvalonBay Communities Inc.	2.850%	3/15/23	17,450	18,212
	AvalonBay Communities Inc.	4.200%	12/15/23	16,315	17,929
	Boston Properties LP	3.850%	2/1/23	18,431	19,516
	Boston Properties LP	3.125%	9/1/23	3,225	3,411
	Boston Properties LP	3.800%	2/1/24	1,372	1,490
	Camden Property Trust	2.950%	12/15/22	5,274	5,485
	Digital Realty Trust LP	2.750%	2/1/23	11,270	11,805
	ERP Operating LP	3.000%	4/15/23	3,200	3,363
	Essex Portfolio LP	3.375%	1/15/23	10,369	10,861
	Essex Portfolio LP	3.250%	5/1/23	8,470	8,926
	Essex Portfolio LP	3.875%	5/1/24	1,050	1,150
	Federal Realty Investment Trust	3.950%	1/15/24	10,383	11,319
	Highwoods Realty LP	3.200%	6/15/21	8,056	8,099
	Highwoods Realty LP	3.625%	1/15/23	2,736	2,852
	Kimco Realty Corp.	3.400%	11/1/22	11,221	11,741
	Kimco Realty Corp.	3.125%	6/1/23	6,540	6,884
	National Retail Properties Inc.	3.300%	4/15/23	4,415	4,653
	Public Storage	2.370%	9/15/22	9,480	9,776
	Realty Income Corp.	4.650%	8/1/23	18,770	20,576
	Ventas Realty LP	3.100%	1/15/23	1,700	1,779
	Ventas Realty LP	3.125%	6/15/23	2,775	2,924
	Ventas Realty LP	3.500%	4/15/24	2,371	2,574
	Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	1,885	1,951
	Welltower Inc.	3.750%	3/15/23	24,706	26,219
	Welltower Inc.	3.950%	9/1/23	1,590	1,723
	Welltower Inc.	4.500%	1/15/24	9,995	10,956
	Welltower Inc.	3.625%	3/15/24	1,495	1,624
					260,259
Technology (1.7%)
	Apple Inc.	0.750%	5/11/23	5,000	5,055
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	20,000	21,617
[4]	Dell International LLC / EMC Corp.	5.450%	6/15/23	22,182	24,331
	DXC Technology Co.	4.000%	4/15/23	6,000	6,398
	Equifax Inc.	3.300%	12/15/22	14,895	15,584
	Equifax Inc.	3.950%	6/15/23	2,050	2,209
	Micron Technology Inc.	2.497%	4/24/23	58,571	61,093
	Moody's Corp.	4.500%	9/1/22	5,440	5,732
	Moody's Corp.	2.625%	1/15/23	1,425	1,483
[4]	NXP BV / NXP Funding LLC	4.625%	6/1/23	640	698
	Oracle Corp.	1.900%	9/15/21	8,095	8,167
	Oracle Corp.	2.500%	5/15/22	7,004	7,177
	PayPal Holdings Inc.	2.200%	9/26/22	25,556	26,329
	PayPal Holdings Inc.	1.350%	6/1/23	21,561	22,000
	VMware Inc.	2.950%	8/21/22	72,018	74,640
					282,513
Utilities (5.1%)
	American Electric Power Co. Inc.	0.750%	11/1/23	10,000	10,016
[7]	AusNet Services Holdings Pty Ltd.	5.750%	6/28/22	12,450	10,211
29

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CenterPoint Energy Inc.	3.600%	11/1/21	58,973	60,379
	CenterPoint Energy Inc.	2.500%	9/1/22	24,040	24,782
	Consolidated Edison Inc.	2.000%	5/15/21	90	90
	Consolidated Edison Inc.	0.650%	12/1/23	8,490	8,489
	Dominion Energy Inc.	2.000%	8/15/21	8,793	8,859
[4]	Dominion Energy Inc.	2.450%	1/15/23	63,113	65,565
[5]	Dominion Energy Inc., 3M USD LIBOR + 0.530%	0.747%	9/15/23	6,090	6,103
	DTE Energy Co.	3.300%	6/15/22	23,960	24,769
	DTE Energy Co.	0.550%	11/1/22	60,220	60,357
	DTE Energy Co.	2.250%	11/1/22	25,400	26,187
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,800	1,808
	Duke Energy Corp.	1.800%	9/1/21	328	330
	Duke Energy Corp.	2.400%	8/15/22	11,453	11,771
	Duke Energy Corp.	3.050%	8/15/22	9,087	9,387
	Duke Energy Progress LLC	3.000%	9/15/21	1,175	1,187
[5]	Duke Energy Progress LLC, 3M USD LIBOR + 0.180%	0.400%	2/18/22	29,000	29,003
[4]	Enel Finance International NV	2.875%	5/25/22	1,220	1,257
	Entergy Corp.	4.000%	7/15/22	7,719	8,063
	Entergy Louisiana LLC	0.620%	11/17/23	19,500	19,545
	Evergy Inc.	4.850%	6/1/21	13,415	13,463
	Eversource Energy	2.750%	3/15/22	62,800	64,371
	Eversource Energy	2.800%	5/1/23	44,715	46,846
	National Rural Utilities Cooperative Finance Corp.	2.300%	9/15/22	2,080	2,142
	NextEra Energy Capital Holdings Inc.	2.900%	4/1/22	27,982	28,822
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	3,422	3,572
	Northern States Power Co.	2.600%	5/15/23	10,860	11,297
	NSTAR Electric Co.	2.375%	10/15/22	1,200	1,235
	NTPC Ltd.	5.625%	7/14/21	10,738	10,960
	NTPC Ltd.	4.750%	10/3/22	6,890	7,269
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	4,200	4,365
	PacifiCorp	3.850%	6/15/21	6,773	6,802
	PECO Energy Co.	1.700%	9/15/21	2,295	2,313
	PECO Energy Co.	2.375%	9/15/22	3,595	3,691
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.500%	11/22/21	54,193	56,225
	PPL Capital Funding Inc.	3.500%	12/1/22	10,532	11,033
	Progress Energy Inc.	3.150%	4/1/22	12,794	13,081
	Public Service Electric and Gas Co.	1.900%	3/15/21	10,000	10,013
	Public Service Electric and Gas Co.	2.375%	5/15/23	10,870	11,320
	Public Service Enterprise Group Inc.	2.650%	11/15/22	43,500	45,110
	Puget Energy Inc.	6.000%	9/1/21	7,829	8,068
	Southern Co.	2.350%	7/1/21	44,069	44,365
[4]	State Grid Overseas Investment 2016 Ltd.	2.125%	5/18/21	3,880	3,895
	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	19,705	20,181
	Virginia Electric and Power Co.	2.750%	3/15/23	30,143	31,468
	Xcel Energy Inc.	0.500%	10/15/23	100	100
					850,165
Total Corporate Bonds (Cost $10,629,059)					10,686,133
Sovereign Bonds (5.7%)
	Corp. Andina de Fomento	3.250%	2/11/22	26,585	27,294
	Corp. Andina de Fomento	4.375%	6/15/22	15,419	16,184
	Corp. Andina de Fomento	2.375%	5/12/23	10,000	10,350
30

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	6,200	6,452
[4]	Emirate of Abu Dhabi	0.750%	9/2/23	15,300	15,356
	Emirate of Abu Dhabi	0.750%	9/2/23	2,242	2,250
	Emirate of Abu Dhabi	2.125%	9/30/24	33,185	34,784
	Emirate of Abu Dhabi	2.500%	4/16/25	595	634
	Export-Import Bank of India	3.125%	7/20/21	9,035	9,126
[9]	Japan Treasury Discount Bill	0.000%	3/8/21	15,000,000	143,211
	Kingdom of Saudi Arabia	2.375%	10/26/21	41,214	41,697
[5]	Korea Development Bank, 3M USD LIBOR + 0.550%	0.770%	3/12/21	10,000	10,004
[10]	Korea Monetary Stabilization Bond	0.000%	4/20/21	100,000,000	89,225
[10]	Korea Monetary Stabilization Bond	0.000%	7/20/21	100,000,000	89,161
[10]	Korea Monetary Stabilization Bond	1.315%	10/2/21	50,000,000	44,875
	KSA Sukuk Ltd.	2.894%	4/20/22	33,555	34,514
	Kuwait	2.750%	3/20/22	24,866	25,468
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/22	7,866	8,102
	Republic of Colombia	4.375%	7/12/21	68,151	69,173
	Republic of Colombia	2.625%	3/15/23	30,405	31,346
	Republic of Croatia	6.375%	3/24/21	12,000	12,101
	Republic of Croatia	5.500%	4/4/23	3,155	3,485
	Republic of Hungary	6.375%	3/29/21	42,126	42,527
	Republic of Hungary	5.375%	2/21/23	22,492	24,741
	Republic of Hungary	5.750%	11/22/23	8,000	9,140
[11]	Republic of Indonesia	2.875%	7/8/21	1,626	1,996
	Republic of Indonesia	3.750%	4/25/22	45,074	46,789
	Republic of Indonesia	2.950%	1/11/23	2,500	2,603
	Republic of Latvia	5.250%	6/16/21	1,500	1,526
	Republic of Panama	4.000%	9/22/24	32,618	35,880
	Republic of Serbia	7.250%	9/28/21	3,678	3,831
	Romania	6.750%	2/7/22	27,481	29,139
[12]	SoQ Sukuk A QSC	3.241%	1/18/23	11,847	12,473
	State of Israel	4.000%	6/30/22	300	315
	State of Qatar	3.875%	4/23/23	10,000	10,735
	Wakala Global Sukuk Bhd.	4.646%	7/6/21	9,400	9,566
Total Sovereign Bonds (Cost $948,168)					956,053
Taxable Municipal Bonds (0.0%)
[1,5]	New Mexico Educational Assistance Foundation Student Loan Revenue, 1M USD LIBOR + 0.700% (Cost $29)	0.844%	1/2/25	29	29
				Shares
Temporary Cash Investments (14.2%)
Money Market Fund (11.5%)
[13]	Vanguard Market Liquidity Fund	0.107%		19,388,554	1,938,856
31

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (2.7%)
[14,15,16,17]	U.S. Treasury Bill	0.098%	12/30/21	450,000	449,668
Total Temporary Cash Investments (Cost $2,388,349)					2,388,524
Total Investments (102.5%) (Cost $17,127,050)					17,206,668
Other Assets and Liabilities—Net (-2.5%)					(418,609)
Net Assets (100%)					16,788,059
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2021.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2021, the aggregate value was $3,224,718,000, representing 19.2% of net assets.
5	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Security value determined using significant unobservable inputs.
7	Face amount denominated in Australian dollars.
8	Face amount denominated in British pounds.
9	Face amount denominated in Japanese yen.
10	Face amount denominated in Korean won.
11	Face amount denominated in euro.
12	Guaranteed by the State of Qatar.
13	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
14	Securities with a value of $146,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
15	Securities with a value of $828,000 have been segregated as initial margin for open centrally cleared swap contracts.
16	Securities with a value of $6,231,000 have been segregated as initial margin for open futures contracts.
17	Securities with a value of $2,000,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
1M—1-month.
3M—3-month.
LIBOR—London Interbank Offered Rate.
SOFR—Secured Overnight Financing Rate.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2021	3,366	743,807	3
32

Ultra-Short-Term Bond Fund
Futures Contracts (continued)
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Futures Contracts
5-Year U.S. Treasury Note	March 2021	(9,174)	(1,154,777)	(100)
Ultra 10-Year U.S. Treasury Note	March 2021	(679)	(104,449)	515
				415
				418

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
BNP Paribas	2/12/21	AUD	4,910	USD	3,798	—	(45)
State Street Bank & Trust Co.	2/12/21	AUD	142	USD	110	—	(1)
BNP Paribas	2/12/21	USD	282,052	AUD	362,785	4,776	—
Royal Bank of Canada	2/12/21	USD	29,605	AUD	38,514	169	—
Citibank, N.A.	2/12/21	USD	26,957	AUD	35,184	66	—
State Street Bank & Trust Co.	2/12/21	USD	25,807	AUD	33,116	497	—
BNP Paribas	2/12/21	USD	2,016	EUR	1,637	29	—
BNP Paribas	2/12/21	USD	4,059	GBP	2,990	—	(38)
State Street Bank & Trust Co.	3/8/21	USD	144,609	JPY	15,000,000	1,354	—
BNP Paribas	4/20/21	USD	111,792	KRW	125,000,000	1,004	(982)
JPMorgan Chase Bank, N.A.	4/20/21	USD	56,995	KRW	65,000,000	—	(1,125)
Standard Chartered Bank	4/20/21	USD	54,555	KRW	60,000,000	1,034	(129)
						8,929	(2,320)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
KRW—Korean won.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S35-V1	12/23/25	USD 30,000	1.000	663	(16)
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

33

Ultra-Short-Term Bond Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Republic of Indonesia/Baa2	12/23/25	BARC	4,500	1.000	56	—	56	—
1 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At January 31, 2021, the counterparties had deposited in segregated accounts securities with a value of $5,849,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
34

Ultra-Short-Term Bond Fund
Statement of Assets and Liabilities
As of January 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $15,188,298)	15,267,812
Affiliated Issuers (Cost $1,938,752)	1,938,856
Total Investments in Securities	17,206,668
Investment in Vanguard	608
Cash	19,351
Foreign Currency, at Value (Cost $414)	408
Receivables for Investment Securities Sold	316,391
Receivables for Accrued Income	75,341
Receivables for Capital Shares Issued	74,438
Variation Margin Receivable—Futures Contracts	769
Variation Margin Receivable—Centrally Cleared Swap Contracts	2
Unrealized Appreciation—Forward Currency Contracts	8,929
Unrealized Appreciation—Over-the-Counter Swap Contracts	56
Total Assets	17,702,961
Liabilities
Payables for Investment Securities Purchased	873,325
Payables for Capital Shares Redeemed	36,912
Payables for Distributions	1,822
Payables to Vanguard	523
Unrealized Depreciation—Forward Currency Contracts	2,320
Total Liabilities	914,902
Net Assets	16,788,059
35

Ultra-Short-Term Bond Fund
Statement of Assets and Liabilities (continued)
At January 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	16,724,561
Total Distributable Earnings (Loss)	63,498
Net Assets	16,788,059

Investor Shares—Net Assets
Applicable to 72,269,282 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	728,174
Net Asset Value Per Share—Investor Shares	$10.08

Admiral Shares—Net Assets
Applicable to 796,839,713 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	16,059,885
Net Asset Value Per Share—Admiral Shares	$20.15

See accompanying Notes, which are an integral part of the Financial Statements.
36

Ultra-Short-Term Bond Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Interest[1]	150,080
Total Income	150,080
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,058
Management and Administrative—Investor Shares	903
Management and Administrative—Admiral Shares	8,358
Marketing and Distribution—Investor Shares	71
Marketing and Distribution—Admiral Shares	625
Custodian Fees	68
Auditing Fees	40
Shareholders' Reports—Investor Shares	6
Shareholders' Reports—Admiral Shares	21
Trustees’ Fees and Expenses	5
Total Expenses	11,155
Net Investment Income	138,925
Realized Net Gain (Loss)
Investment Securities Sold[1]	5,137
Futures Contracts	4,593
Swap Contracts	7,547
Forward Currency Contracts	(35,893)
Foreign Currencies	3,989
Realized Net Gain (Loss)	(14,627)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	50,147
Futures Contracts	754
Swap Contracts	(4)
Forward Currency Contracts	5,983
Foreign Currencies	(71)
Change in Unrealized Appreciation (Depreciation)	56,809
Net Increase (Decrease) in Net Assets Resulting from Operations	181,107
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,180,000, ($664,000), and $56,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
37

Ultra-Short-Term Bond Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	138,925	162,413
Realized Net Gain (Loss)	(14,627)	5,100
Change in Unrealized Appreciation (Depreciation)	56,809	32,610
Net Increase (Decrease) in Net Assets Resulting from Operations	181,107	200,123
Distributions[1]
Investor Shares	(6,698)	(10,116)
Admiral Shares	(136,565)	(154,654)
Total Distributions	(143,263)	(164,770)
Capital Share Transactions
Investor Shares	255,196	160,119
Admiral Shares	9,580,899	1,165,013
Net Increase (Decrease) from Capital Share Transactions	9,836,095	1,325,132
Total Increase (Decrease)	9,873,939	1,360,485
Net Assets
Beginning of Period	6,914,120	5,553,635
End of Period	16,788,059	6,914,120
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
38

Ultra-Short-Term Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.04	$9.98	$9.97	$10.00	$9.99
Investment Operations
Net Investment Income	.127[1]	.252[1]	.227[1]	.154[1]	.106
Net Realized and Unrealized Gain (Loss) on Investments	.053	.065	.003	(.037)	.006
Total from Investment Operations	.180	.317	.230	.117	.112
Distributions
Dividends from Net Investment Income	(.140)	(.257)	(.220)	(.145)	(.102)
Distributions from Realized Capital Gains	—	—	—	(.002)	—
Total Distributions	(.140)	(.257)	(.220)	(.147)	(.102)
Net Asset Value, End of Period	$10.08	$10.04	$9.98	$9.97	$10.00
Total Return[2]	1.81%	3.21%	2.34%	1.17%	1.13%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$728	$471	$309	$179	$131
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.27%	2.53%	2.28%	1.54%	1.11%
Portfolio Turnover Rate	60%[3]	70%	61%	70%	81%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 3% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
39

Ultra-Short-Term Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$20.08	$19.96	$19.94	$20.00	$19.98
Investment Operations
Net Investment Income	.263[1]	.527[1]	.473[1]	.328[1]	.228
Net Realized and Unrealized Gain (Loss) on Investments	.107	.126	.008	(.077)	.015
Total from Investment Operations	.370	.653	.481	.251	.243
Distributions
Dividends from Net Investment Income	(.300)	(.533)	(.461)	(.307)	(.223)
Distributions from Realized Capital Gains	—	—	—	(.004)	—
Total Distributions	(.300)	(.533)	(.461)	(.311)	(.223)
Net Asset Value, End of Period	$20.15	$20.08	$19.96	$19.94	$20.00
Total Return[2]	1.86%	3.31%	2.44%	1.26%	1.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,060	$6,443	$5,244	$3,474	$2,024
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.31%	2.63%	2.38%	1.64%	1.19%
Portfolio Turnover Rate	60%[3]	70%	61%	70%	81%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 3% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
40

Ultra-Short-Term Bond Fund
Notes to Financial Statements
Vanguard Ultra-Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing
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Ultra-Short-Term Bond Fund
brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented 11% and 7% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2021, the fund’s average investment in forward currency contracts represented 5% of net assets, based on the average of the notional amounts at each quarter-end during the period.
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Ultra-Short-Term Bond Fund
5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each
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Ultra-Short-Term Bond Fund
counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
During the year ended January 31, 2021, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With
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Ultra-Short-Term Bond Fund
respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $608,000, representing less than 0.01% of the fund’s net assets and 0.24% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
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Ultra-Short-Term Bond Fund
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	269,663	—	269,663
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,894,866	11,400	2,906,266
Corporate Bonds	—	10,686,133	—	10,686,133
Sovereign Bonds	—	956,053	—	956,053
Taxable Municipal Bonds	—	29	—	29
Temporary Cash Investments	1,938,856	449,668	—	2,388,524
Total	1,938,856	15,256,412	11,400	17,206,668
Derivative Financial Instruments
Assets
Futures Contracts[1]	769	—	—	769
Forward Currency Contracts	—	8,929	—	8,929
Swap Contracts	2[1]	56	—	58
Total	771	8,985	—	9,756
Liabilities
Forward Currency Contracts	—	2,320	—	2,320
1	Represents variation margin on the last day of the reporting period.
D.	At January 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities Caption	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Variation Margin Receivable— Futures Contracts	769	—	—	769
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Ultra-Short-Term Bond Fund
Statement of Assets and Liabilities Caption	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Variation Margin Receivable—Centrally Cleared Swap Contracts	—	—	2	2
Unrealized Appreciation—Forward Currency Contracts	—	8,929	—	8,929
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	56	56
Total Assets	769	8,929	58	9,756
Unrealized Depreciation— Forward Currency Contracts	—	2,320	—	2,320
Total Liabilities	—	2,320	—	2,320
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	4,593	—	—	4,593
Swap Contracts	—	—	7,547	7,547
Forward Currency Contracts	—	(35,893)	—	(35,893)
Realized Net Gain (Loss) on Derivatives	4,593	(35,893)	7,547	(23,753)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	754	—	—	754
Swap Contracts	—	—	(4)	(4)
Forward Currency Contracts	—	5,983	—	5,983
Change in Unrealized Appreciation (Depreciation) on Derivatives	754	5,983	(4)	6,733
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	3,230
Total Distributable Earnings (Loss)	(3,230)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.
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Ultra-Short-Term Bond Fund
The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	6,434
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	58,886
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	143,263	164,770
Long-Term Capital Gains	—	—
Total	143,263	164,770
*	Includes short-term capital gains, if any.
As of January 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	17,147,816
Gross Unrealized Appreciation	65,137
Gross Unrealized Depreciation	(6,245)
Net Unrealized Appreciation (Depreciation)	58,892
F.	During the year ended January 31, 2021, the fund purchased $12,816,962,000 of investment securities and sold $5,416,650,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $641,263,000 and $378,918,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended ended January 31, 2021, such purchases and sales were $1,776,125,000 and $224,648,000, respectively; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Ultra-Short-Term Bond Fund
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	885,690	88,050	356,647	35,565
Issued in Lieu of Cash Distributions	6,094	607	9,370	935
Redeemed	(636,588)	(63,338)	(205,898)	(20,539)
Net Increase (Decrease)—Investor Shares	255,196	25,319	160,119	15,961
Admiral Shares
Issued	16,385,112	814,372	3,625,221	180,754
Issued in Lieu of Cash Distributions	110,723	5,511	129,020	6,437
Redeemed	(6,914,936)	(343,906)	(2,589,228)	(129,098)
Net Increase (Decrease)—Admiral Shares	9,580,899	475,977	1,165,013	58,093
H.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Ultra-Short-Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Ultra-Short-Term Bond Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the “Fund”) as of January 31, 2021, the related statement of operations for the year ended January 31, 2021, the statement of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2021 and the financial highlights for each of the five years in the period ended January 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2020 tax information (unaudited) for Vanguard Ultra-Short-Term Bond Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $3,230,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 69.1% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100%.
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Change to Vanguard Ultra-Short-Term Bond Fund
Earlier this year, the board of trustees of Vanguard Ultra-Short-Term Bond Fund approved the removal of the fund’s limit on investing no more than 30% of its assets in medium-quality fixed income securities. Medium-quality fixed income securities, also known as “BBB-rated securities,” are considered investment-grade securities. They are rated the equivalent of Baa1, Baa2, or Baa3 by Moody’s Investors Service, Inc., or another independent rating agency or, if unrated, are determined to be of comparable quality by the fund’s advisor. The credit quality composition of the U.S. investment-grade credit universe has shifted meaningfully over time, with BBB-rated securities now representing approximately 45% of the investment-grade credit market, the largest segment by market value. Removing the 30% limit provides this fund with flexibility to increase its exposure to BBB-rated securities to levels more consistent with the market-proportional share of BBB-rated securities, when market conditions warrant. BBB-rated securities have a history of strong risk-adjusted returns, and Vanguard believes the fund can benefit from a broader investment opportunity set in BBB-rated securities. Since its inception, the fund has been actively managed by Vanguard’s Fixed Income Group, which employs highly skilled and experienced credit analysts to closely examine the securities considered for inclusion in the fund’s portfolio. While the fund’s exposure to BBB-rated securities may increase, Vanguard’s thoughtful, long-term, and analytical approach supported by strong risk management practices will continue to govern any shifts in the portfolio holdings allocation of the fund. There were no changes to the fund’s expense ratio, investment objective, or advisor as a result of the removal of the 30% limit. The removal of the 30% limit took effect in January 2021, and the fund’s prospectus has been updated to reflect the change. The fund’s holdings across bond credit-rating categories are available on the fund’s profile at vanguard.com.
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BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index (the Index or Bloomberg Barclays Index).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Ultra-Short-Term Bond Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Ultra-Short-Term Bond Fund. The Index are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Ultra-Short-Term Bond Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Ultra-Short-Term Bond Fund or the owners of the Ultra-Short-Term Bond Fund.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Ultra-Short-Term Bond Fund. Investors acquire the Ultra-Short-Term Bond Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Ultra-Short-Term Bond Fund. The Ultra-Short-Term Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Ultra-Short-Term Bond Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Ultra-Short-Term Bond Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Ultra-Short-Term Bond Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Ultra-Short-Term Bond Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Ultra-Short-Term Bond Fund.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Ultra-Short-Term Bond Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Ultra-Short-Term Bond Fund, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE ULTRA-SHORT-TERM BOND FUND.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.
© 2021 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Director (2017–present) of i(x) Investments, LLC. Rubenstein Fellow (2017–2020) of Duke University. Trustee (2017–present) of Amherst College and member (2019–present) of Amherst College Investment Committee.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q14920 032021

Annual Report   |   January 31, 2021
Vanguard High-Yield Corporate Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	3
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2021, Vanguard High-Yield Corporate Fund returned 5.22% for Investor Shares and 5.32% for Admiral Shares. The results lagged the 7.50% return of the fund’s benchmark, the High-Yield Corporate Composite Index.
•	The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. Unemployment spiked, and sectors where social distancing isn’t possible were hit hard.
•	As the pandemic spread, volatility in the bond markets initially spiked and liquidity eroded. Central banks slashed interest rates and enacted stimulus programs to blunt the impact on the economy. Bond yields moved significantly lower by the end of the period and prices higher.
•	U.S. Treasuries returned more than 4%. Corporate bonds fared better, returning nearly 6%. Lower-rated investment-grade bonds tended to return more than higher-rated ones, and bonds with longer maturities performed best. The spread between the yields of corporates and those of Treasuries narrowed.
•	Among high-yield bonds, higher-quality bonds generally outperformed those of lower quality. Bonds issued by utilities bested those issued by financial institutions and industrial companies.
•	For the 10 years ended January 31, 2021, the fund posted average annual returns of 6.19% for Investor Shares and 6.29% for Admiral Shares. Its benchmark index recorded an average annual return of 6.38%.
1

Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	12.48%	16.69%
Russell 2000 Index (Small-caps)	30.17	11.11	16.50
Russell 3000 Index (Broad U.S. market)	20.48	12.38	16.68
FTSE All-World ex US Index (International)	14.59	3.40	10.77
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.72%	5.49%	4.00%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.01	5.28	3.79
FTSE Three-Month U.S. Treasury Bill Index	0.45	1.53	1.16
CPI
Consumer Price Index	1.40%	1.81%	2.00%
2

Advisor’s Report
For the 12 months ended January 31, 2021, Vanguard High-Yield Corporate Fund returned 5.22% for Investor Shares and 5.32% for Admiral Shares, compared with the 7.50% return of the custom index. The High-Yield Corporate Composite Index consists of 95% Bloomberg Barclays U. S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.
Sovereign yields declined to record lows in several developed markets, reflecting global recession fears stemming from the COVID-19 pandemic. High-yield bond spreads widened sharply in March over expectations that the decline in economic activity and supply-chain disruptions would cause credit fundamentals to deteriorate. The spreads subsequently tightened, however, reducing most of the widening by the end of the year.
Global central banks and governments deployed extraordinary monetary and fiscal stimulus during the year to support businesses and consumers. The Federal Reserve cut short-term interest rates to a range of 0%–0.25% and increased the size and scope of its asset purchase program. The European Central Bank launched its own massive asset purchase program, which for the first time included nonfinancial commercial paper, and eased collateral rules.
The 10-year U.S. Treasury yield decreased to 1.07% at the end of January 2021 from 1.51% at the end of January 2020. Bond yields and prices generally move in opposite directions. The spread of the high-yield market tightened to 362 basis points over Treasuries as of January 31, 2021, from 390 basis points a year earlier. The average dollar price of the high-yield market increased $4, to $105.
There was notable dispersion in performance by credit quality over the year as the high-yield market generally rewarded higher-quality credits, given their greater sensitivity to changes in interest rates. The highest-rated BB bonds led, returning 9.83%, as measured by Bloomberg Barclays High Yield Index data. CCC-rated bonds lagged, with a 4.11% return. B-rated bonds returned 5.08%.
We expect fiscal and monetary stimulus and vaccine distribution to support the economic recovery. While we anticipate a strong rebound in the second half of 2021, we expect a difficult short-term environment because of spiking COVID-19 cases across the U.S. and disappointing early vaccine distribution.
Although still above average, the high-yield default rate has fallen materially because of massive monetary and fiscal stimulus and wide-open capital markets, and we expect defaults will continue to decline as 2021 unfolds. Much of the “COVID discount” from last year has been recouped, but pockets of opportunity remain.
In sectors directly affected by COVID-19, security selection is key. We expect some business models to fail because of permanent secular and/or customer behavioral changes. Other business models can survive if capital markets give them adequate time and liquidity. We

3

believe demand for high-yield bonds is likely to stay strong for the foreseeable future, as global interest rates stay low and investors in aging demographic cohorts continue to seek higher yields.
In the near term, our view on the high-yield market remains cautious. We believe that maintaining a slightly defensive risk posture, with an intense focus on security selection, is warranted amid spiking COVID-19 numbers, the waning effects of government stimulus, and the tightening of credit spreads since last year. We see plenty of reasons to be optimistic as we look nine to 12 months into the future, however. While bouts of volatility may persist, we continue to take a long-term, issuer-specific approach to finding opportunities in this market.
The fund’s shortfalls
Positioning and security selection in the energy and financial institution sectors detracted from relative returns. Credit selection in consumer products also hurt relative performance.
The fund’s successes
The fund benefited from positioning in the transportation sector and positive credit selection in the pharmaceuticals and aerospace/defense sectors.
The fund’s positioning
The fund remains consistent in its investment objective and strategy and maintains meaningful exposure to relatively higher-quality names in the high-yield market. We believe these companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the quality spectrum. We favor higher-quality credits with shorter maturities in order to minimize defaults, limit interest rate sensitivity, and provide stable income. We continue to diversify the fund’s holdings by issuer and industry. We also continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities because of their potential for volatility.
Michael L. Hong, CFA,
Senior Managing Director
and Fixed Income Portfolio Manager
Wellington Management Company llp
February 21, 2021
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2021
High-Yield Corporate Fund	Beginning Account Value 7/31/2020	Ending Account Value 1/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,043.59	$1.18
Admiral™ Shares	1,000.00	1,044.11	0.67
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.98	$1.17
Admiral Shares	1,000.00	1,024.48	0.66
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
6

High-Yield Corporate Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
High-Yield Corporate Fund Investor Shares	5.22%	7.30%	6.19%	$18,231
High-Yield Corporate Composite Index	7.50	8.19	6.38	18,565
Bloomberg Barclays U.S. Corporate High Yield Bond Index	7.44	9.01	6.60	18,950
High-Yield Corporate Composite Index: Consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
High-Yield Corporate Fund Admiral Shares	5.32%	7.40%	6.29%	$92,065
High-Yield Corporate Composite Index	7.50	8.19	6.38	92,827
Bloomberg Barclays U.S. Corporate High Yield Bond Index	7.44	9.01	6.60	94,748
See Financial Highlights for dividend and capital gains information.
7

High-Yield Corporate Fund
Fund Allocation
As of January 31, 2021
Common Stocks	0.1%
Corporate Bonds - Communications	19.0
Corporate Bonds - Consumer Discretionary	13.5
Corporate Bonds - Consumer Staples	4.2
Corporate Bonds - Energy	8.6
Corporate Bonds - Financials	8.9
Corporate Bonds - Health Care	9.6
Corporate Bonds - Industrials	7.1
Corporate Bonds - Materials	10.8
Corporate Bonds - Real Estate	0.9
Corporate Bonds - Technology	10.8
Corporate Bonds - Utilities	1.4
Preferred Stock	0.5
U.S. Government and Agency Obligations	4.6
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
8

High-Yield Corporate Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (4.4%)
U.S. Government Securities (4.4%)
[1]	U.S. Treasury Note/Bond	2.375%	4/15/21	250,000	251,133
[1]	U.S. Treasury Note/Bond	2.625%	7/15/21	250,000	252,852
[1]	U.S. Treasury Note/Bond	2.875%	10/15/21	250,000	254,883
[1,2]	U.S. Treasury Note/Bond	1.500%	1/31/22	250,000	253,476
	U.S. Treasury Note/Bond	0.125%	4/30/22	250,000	250,078
Total U.S. Government and Agency Obligations (Cost $1,262,155)					1,262,422
Corporate Bonds (90.5%)
Communications (18.2%)
[3,4]	Altice Financing SA	2.250%	1/15/25	17,140	20,048
[3]	Altice Financing SA	7.500%	5/15/26	25,000	26,219
[3,4]	Altice Financing SA	3.000%	1/15/28	42,930	49,467
[3]	Altice Financing SA	5.000%	1/15/28	74,365	76,224
[3,4]	Altice France SA	2.125%	2/15/25	11,415	13,482
[3]	Altice France SA	7.375%	5/1/26	176,140	183,626
[3]	Altice France SA	8.125%	2/1/27	600	659
[3]	Altice France SA	5.500%	1/15/28	13,980	14,557
	Belo Corp.	7.750%	6/1/27	29,475	34,191
	Belo Corp.	7.250%	9/15/27	24,707	28,228
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	2/15/26	47,140	48,613
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	54,990	56,915
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/27	17,527	18,447
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.875%	5/1/27	24,255	25,165
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.000%	2/1/28	34,125	35,789
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	8/15/30	50,355	52,999
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	2/1/31	68,465	70,519
[3]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	5/1/32	116,373	121,028
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	4,215	5,745
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	31,500	37,924
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	20,000	23,589
	CSC Holdings LLC	6.750%	11/15/21	44,262	46,032
	CSC Holdings LLC	5.875%	9/15/22	6,058	6,391
[3]	CSC Holdings LLC	5.500%	5/15/26	142,685	147,857
[3]	CSC Holdings LLC	5.500%	4/15/27	82,015	86,423
[3]	CSC Holdings LLC	6.500%	2/1/29	35,323	39,297
[3]	CSC Holdings LLC	4.125%	12/1/30	123,394	125,862
9

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	CSC Holdings LLC	3.375%	2/15/31	82,190	80,033
	DISH DBS Corp.	6.750%	6/1/21	149,820	152,067
	DISH DBS Corp.	5.875%	7/15/22	105,934	110,171
	DISH DBS Corp.	5.000%	3/15/23	48,242	49,689
	DISH DBS Corp.	5.875%	11/15/24	87,950	91,028
	DISH DBS Corp.	7.750%	7/1/26	121,605	132,853
	DISH DBS Corp.	7.375%	7/1/28	88,115	91,750
	Embarq Corp.	7.995%	6/1/36	23,035	28,304
[3]	Frontier Communications Corp.	5.875%	10/15/27	26,240	28,208
[3]	Frontier Communications Corp.	5.000%	5/1/28	118,733	122,592
[3]	Frontier Communications Corp.	6.750%	5/1/29	62,885	66,344
[3]	Gray Television Inc.	5.875%	7/15/26	60,725	63,002
[3]	Gray Television Inc.	7.000%	5/15/27	37,515	40,891
[3]	Gray Television Inc.	4.750%	10/15/30	45,540	45,426
	Lamar Media Corp.	3.750%	2/15/28	31,890	32,289
	Lamar Media Corp.	4.000%	2/15/30	75,500	77,293
[3]	Lamar Media Corp.	3.625%	1/15/31	54,583	54,924
[3,4]	Lorca Telecom Bondco SA	4.000%	9/18/27	24,420	31,210
	Lumen Technologies Inc.	5.800%	3/15/22	5,107	5,324
	Lumen Technologies Inc.	6.750%	12/1/23	23,920	26,551
	Lumen Technologies Inc.	7.500%	4/1/24	17,708	20,010
	Netflix Inc.	5.875%	2/15/25	13,420	15,601
[3]	Netflix Inc.	3.625%	6/15/25	22,115	23,939
	Netflix Inc.	4.375%	11/15/26	4,455	5,079
	Netflix Inc.	5.875%	11/15/28	4,860	6,099
[3]	Outfront Media Capital LLC / Outfront Media Capital Corp.	5.000%	8/15/27	18,291	18,794
[3]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.625%	3/15/30	67,178	67,010
	Quebecor Media Inc.	5.750%	1/15/23	103,907	111,700
[3]	Scripps Escrow II Inc.	3.875%	1/15/29	62,485	62,485
[3]	Scripps Escrow II Inc.	5.375%	1/15/31	8,550	8,657
[3]	Sirius XM Radio Inc.	4.625%	7/15/24	55,185	57,006
[3]	Sirius XM Radio Inc.	5.375%	7/15/26	15,825	16,418
[3]	Sirius XM Radio Inc.	4.125%	7/1/30	75,495	77,571
	Sprint Capital Corp.	6.875%	11/15/28	24,215	31,116
	Sprint Capital Corp.	8.750%	3/15/32	13,969	21,320
	Sprint Communications Inc.	6.000%	11/15/22	13,000	13,959
	Sprint Corp.	7.250%	9/15/21	5,000	5,163
	Sprint Corp.	7.875%	9/15/23	271,614	313,714
	Sprint Corp.	7.125%	6/15/24	70,886	82,582
	Sprint Corp.	7.625%	2/15/25	53,661	64,058
	Telecom Italia Capital SA	6.375%	11/15/33	12,326	15,176
	Telecom Italia Capital SA	6.000%	9/30/34	36,250	43,273
	Telecom Italia Capital SA	7.721%	6/4/38	37,725	53,004
[3]	Telecom Italia SPA	5.303%	5/30/24	6,555	7,113
[3]	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	129,600	137,581
	Time Warner Cable LLC	5.500%	9/1/41	20,846	26,071
	T-Mobile USA Inc.	6.000%	4/15/24	7,553	7,629
	T-Mobile USA Inc.	5.125%	4/15/25	22,338	22,785
	T-Mobile USA Inc.	6.500%	1/15/26	6,000	6,195
	T-Mobile USA Inc.	4.500%	2/1/26	14,640	14,977
	T-Mobile USA Inc.	5.375%	4/15/27	98,340	104,486
[3]	UPC Holding BV	5.500%	1/15/28	67,010	70,109
	ViacomCBS Inc.	5.875%	2/28/57	82,651	84,924
	ViacomCBS Inc.	6.250%	2/28/57	33,146	37,206
	Videotron Ltd.	5.000%	7/15/22	90,178	94,574
10

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Videotron Ltd.	5.375%	6/15/24	12,673	13,845
[3]	Videotron Ltd.	5.125%	4/15/27	1,500	1,583
[3]	Virgin Media Secured Finance plc	5.500%	8/15/26	32,022	33,303
[3]	Virgin Media Secured Finance plc	5.500%	5/15/29	43,280	46,310
[3]	Virgin Media Secured Finance plc	4.500%	8/15/30	42,595	44,630
[3,5]	Virgin Media Vendor Financing Notes III DAC	4.875%	7/15/28	38,910	54,647
[3]	Virgin Media Vendor Financing Notes IV DAC	5.000%	7/15/28	38,325	40,050
[3]	Vmed O2 UK Financing I plc	4.250%	1/31/31	94,695	94,458
[3]	VTR Comunicaciones SPA	5.125%	1/15/28	25,715	27,483
[3]	VTR Finance NV	6.375%	7/15/28	9,055	9,813
[3]	WMG Acquisition Corp.	5.500%	4/15/26	90,226	92,933
[3,4]	WMG Acquisition Corp.	3.625%	10/15/26	7,030	8,804
[3,4]	WMG Acquisition Corp.	2.750%	7/15/28	18,490	23,116
[3]	WMG Acquisition Corp.	3.875%	7/15/30	63,205	64,469
[3]	WMG Acquisition Corp.	3.000%	2/15/31	63,515	61,768
[3]	Ziggo BV	5.500%	1/15/27	50,773	52,740
[3]	Ziggo BV	4.875%	1/15/30	66,840	69,848
					5,212,429
Consumer Discretionary (12.9%)
[3]	1011778 BC ULC / New Red Finance Inc.	4.250%	5/15/24	69,280	70,406
[3]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	48,119	48,721
[3]	1011778 BC ULC / New Red Finance Inc.	3.500%	2/15/29	45,540	45,312
[3]	1011778 BC ULC / New Red Finance Inc.	4.000%	10/15/30	107,210	106,674
[3]	Adient Global Holdings Ltd.	4.875%	8/15/26	29,277	29,643
[3]	Adient US LLC	7.000%	5/15/26	17,845	19,362
[3]	American Builders & Contractors Supply Co. Inc.	5.875%	5/15/26	57,970	60,071
[3]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	35,713	36,874
	Asbury Automotive Group Inc.	4.500%	3/1/28	12,664	13,091
	Asbury Automotive Group Inc.	4.750%	3/1/30	13,388	14,191
[6,7]	Bass Pro Group LLC Bank Loan, 3M USD LIBOR + 5.000%	5.750%	2/26/21	62,254	62,254
	Boyd Gaming Corp.	6.000%	8/15/26	5,345	5,552
	Boyd Gaming Corp.	4.750%	12/1/27	128,570	132,106
[3]	Caesars Entertainment Inc.	6.250%	7/1/25	64,450	68,075
[3]	Caesars Entertainment Inc.	8.125%	7/1/27	64,390	70,507
[3]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	21,605	22,658
[3]	Caesars Resort Collection LLC / CRC Finco Inc.	5.250%	10/15/25	167,363	167,363
	Cedar Fair LP	5.250%	7/15/29	55,656	56,143
	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp.	5.375%	6/1/24	15,675	15,675
	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op	5.375%	4/15/27	27,005	27,073
[3,4]	Cirsa Finance International Sarl	6.250%	12/20/23	46,210	54,665
[3]	Cirsa Finance International Sarl	7.875%	12/20/23	66,800	66,216
[3]	Clarios Global LP / Clarios US Finance Co.	6.250%	5/15/26	31,932	33,968
[3]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	26,491	28,047
[6,7]	Clarios Global LP Bank Loan, 3M USD LIBOR + 3.500%	3.621%	2/26/21	25,089	25,058
	Ford Motor Credit Co. LLC	3.336%	3/18/21	29,302	29,339
	Ford Motor Credit Co. LLC	3.470%	4/5/21	16,410	16,451
	Ford Motor Credit Co. LLC	5.875%	8/2/21	47,989	49,008
	Ford Motor Credit Co. LLC	3.813%	10/12/21	14,320	14,535
	Ford Motor Credit Co. LLC	5.596%	1/7/22	7,280	7,516
	Ford Motor Credit Co. LLC	3.219%	1/9/22	8,170	8,272
	Ford Motor Credit Co. LLC	3.339%	3/28/22	5,750	5,822
	Ford Motor Credit Co. LLC	2.979%	8/3/22	9,735	9,834
	Ford Motor Credit Co. LLC	4.250%	9/20/22	17,830	18,365
11

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ford Motor Credit Co. LLC	3.350%	11/1/22	17,290	17,571
	Ford Motor Credit Co. LLC	3.087%	1/9/23	10,778	10,928
	Ford Motor Credit Co. LLC	4.140%	2/15/23	500	513
	Ford Motor Credit Co. LLC	3.096%	5/4/23	6,346	6,465
	Ford Motor Credit Co. LLC	4.375%	8/6/23	210	219
[7]	Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.080%	1.296%	8/3/22	12,000	11,849
[7]	Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.235%	1.456%	2/15/23	5,100	4,978
	Goodyear Tire & Rubber Co.	5.125%	11/15/23	8,000	8,010
[3]	Group 1 Automotive Inc.	4.000%	8/15/28	4,054	4,166
[3]	Hanesbrands Inc.	4.625%	5/15/24	16,770	17,692
[3]	Hanesbrands Inc.	5.375%	5/15/25	23,690	25,200
[3]	Hanesbrands Inc.	4.875%	5/15/26	93,794	101,180
[8]	IRB Holding Corp.	1.000%	12/15/27	91,310	91,691
[3]	Jacobs Entertainment Inc.	7.875%	2/1/24	26,555	27,551
[3]	JELD-WEN Inc.	4.625%	12/15/25	8,571	8,732
[3]	JELD-WEN Inc.	4.875%	12/15/27	14,299	14,996
[3]	KAR Auction Services Inc.	5.125%	6/1/25	79,923	82,021
	KB Home	7.000%	12/15/21	7,325	7,563
	KB Home	7.500%	9/15/22	6,935	7,559
	KB Home	7.625%	5/15/23	41,775	45,900
	KB Home	4.800%	11/15/29	14,585	15,971
[3]	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	5.250%	6/1/26	29,156	30,176
[3]	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	4.750%	6/1/27	32,810	34,368
[3]	L Brands Inc.	6.875%	7/1/25	25,765	28,019
[3]	L Brands Inc.	6.625%	10/1/30	68,730	77,149
	Lennar Corp.	4.125%	1/15/22	27,575	28,243
	Lennar Corp.	4.875%	12/15/23	21,825	24,060
	Lennar Corp.	4.500%	4/30/24	112,404	123,775
	Lennar Corp.	5.875%	11/15/24	4,860	5,616
	Lennar Corp.	5.250%	6/1/26	9,460	11,170
	Lennar Corp.	5.000%	6/15/27	35,955	42,681
	Lennar Corp.	4.750%	11/29/27	27,610	32,687
[3]	Lithia Motors Inc.	5.250%	8/1/25	5,708	5,929
[3]	Lithia Motors Inc.	4.625%	12/15/27	66,275	70,086
[3]	Lithia Motors Inc.	4.375%	1/15/31	26,480	28,003
	Macy's Retail Holdings LLC	2.875%	2/15/23	2,203	2,159
	Macy's Retail Holdings LLC	3.625%	6/1/24	22,938	22,193
	Macy's Retail Holdings LLC	4.500%	12/15/34	5,030	4,099
	Macy's Retail Holdings LLC	5.125%	1/15/42	4,430	3,566
	Macy's Retail Holdings LLC	4.300%	2/15/43	22,570	16,815
[3]	Mattel Inc.	6.750%	12/31/25	12,530	13,172
[3]	Mattel Inc.	5.875%	12/15/27	76,280	84,099
	MGM Resorts International	6.000%	3/15/23	12,554	13,401
	MGM Resorts International	5.750%	6/15/25	32,801	35,999
[3]	Michaels Stores Inc.	4.750%	10/1/27	57,480	59,204
[3,8]	Petsmart Inc.	4.750%	2/15/28	20,305	20,305
[3,8]	Petsmart Inc.	7.750%	2/15/29	7,735	7,735
[3]	PetSmart Inc.	5.875%	6/1/25	66,510	68,339
	PulteGroup Inc.	5.500%	3/1/26	64,565	76,994
	PVH Corp.	4.625%	7/10/25	35,890	40,242
[3]	Scientific Games International Inc.	7.000%	5/15/28	65,780	69,727
	Service Corp. International	4.625%	12/15/27	27,935	29,786
	Service Corp. International	5.125%	6/1/29	44,190	48,388
	Service Corp. International	3.375%	8/15/30	26,810	27,212
12

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Speedway Motorsports LLC / Speedway Funding II Inc.	4.875%	11/1/27	20,000	19,800
[3]	Taylor Morrison Communities Inc.	5.875%	6/15/27	9,642	10,883
[3]	Taylor Morrison Communities Inc.	5.125%	8/1/30	37,717	41,396
	Toll Brothers Finance Corp.	5.875%	2/15/22	2,325	2,412
	Toll Brothers Finance Corp.	4.375%	4/15/23	10,000	10,550
	Toll Brothers Finance Corp.	4.875%	11/15/25	9,595	10,758
	Toll Brothers Finance Corp.	4.875%	3/15/27	68,200	77,833
	Toll Brothers Finance Corp.	3.800%	11/1/29	56,775	61,459
	Under Armour Inc.	3.250%	6/15/26	66,860	66,944
[3]	William Carter Co.	5.500%	5/15/25	8,785	9,334
[3]	William Carter Co.	5.625%	3/15/27	12,968	13,681
[3]	WW International Inc.	8.625%	12/1/25	25,760	26,790
[3]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.500%	3/1/25	67,416	69,607
[3]	Yum! Brands Inc.	7.750%	4/1/25	5,165	5,682
[3]	Yum! Brands Inc.	4.750%	1/15/30	37,170	39,725
	Yum! Brands Inc.	3.625%	3/15/31	87,835	86,078
					3,687,931
Consumer Staples (4.0%)
	B&G Foods Inc.	5.250%	4/1/25	60,337	62,072
	B&G Foods Inc.	5.250%	9/15/27	58,175	61,520
[3,4]	Darling Global Finance BV	3.625%	5/15/26	12,945	15,991
[3]	Darling Ingredients Inc.	5.250%	4/15/27	10,305	10,872
[3]	Energizer Holdings Inc.	4.750%	6/15/28	54,462	56,777
[3]	Energizer Holdings Inc.	4.375%	3/31/29	70,760	72,087
[6,7]	Froneri International Ltd. Bank Loan, 1M USD LIBOR + 2.250%	2.371%	2/26/21	30,760	30,577
[6,7]	Froneri International Ltd. Bank Loan, 1M USD LIBOR + 5.750%	5.871%	2/26/21	9,391	9,426
	Kraft Heinz Foods Co.	3.750%	4/1/30	33,725	36,471
	Kraft Heinz Foods Co.	4.250%	3/1/31	38,000	42,459
	Kraft Heinz Foods Co.	5.200%	7/15/45	105,325	122,861
	Kraft Heinz Foods Co.	4.875%	10/1/49	35,730	40,366
[3]	Lamb Weston Holdings Inc.	4.875%	11/1/26	8,550	8,881
[3]	Lamb Weston Holdings Inc.	4.875%	5/15/28	6,090	6,745
[3]	Performance Food Group Inc.	6.875%	5/1/25	6,645	7,143
[3]	Performance Food Group Inc.	5.500%	10/15/27	86,710	91,262
[3]	Post Holdings Inc.	5.000%	8/15/26	117,433	121,249
[3]	Post Holdings Inc.	5.750%	3/1/27	27,091	28,445
[3]	Post Holdings Inc.	5.625%	1/15/28	90,650	96,089
[3]	Post Holdings Inc.	5.500%	12/15/29	16,000	17,360
[3]	Post Holdings Inc.	4.625%	4/15/30	69,934	72,819
[6,7]	Revlon Consumer Products Corp. Bank Loan, 1M USD LIBOR + 3.500%	4.250%	2/26/21	25,513	9,924
[3]	TreeHouse Foods Inc.	6.000%	2/15/24	40,096	40,848
	TreeHouse Foods Inc.	4.000%	9/1/28	74,100	75,119
[3]	United Natural Foods Inc.	6.750%	10/15/28	14,310	15,115
					1,152,478
Energy (8.2%)
	Apache Corp.	4.875%	11/15/27	33,350	34,142
	Apache Corp.	5.100%	9/1/40	37,550	37,926
	Apache Corp.	5.250%	2/1/42	16,724	16,766
	Apache Corp.	4.750%	4/15/43	48,945	46,559
	Apache Corp.	4.250%	1/15/44	23,927	22,162
	Apache Corp.	5.350%	7/1/49	47,762	47,046
[3]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	7.625%	12/15/25	15,055	15,845
13

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.625%	7/15/26	24,310	24,310
[3]	Buckeye Partners LP	4.125%	3/1/25	30,350	30,729
[3]	Buckeye Partners LP	4.500%	3/1/28	61,806	63,351
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	26,612	30,950
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	39,084	45,240
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	29,885	35,414
	Cheniere Energy Partners LP	4.500%	10/1/29	38,654	41,553
	Continental Resources Inc.	4.375%	1/15/28	54,925	56,298
[3]	Continental Resources Inc.	5.750%	1/15/31	48,530	52,655
	Continental Resources Inc.	4.900%	6/1/44	82,859	79,959
[3]	DCP Midstream Operating LP	4.750%	9/30/21	26,924	27,059
	DCP Midstream Operating LP	4.950%	4/1/22	38,299	39,161
	DCP Midstream Operating LP	3.875%	3/15/23	31,988	32,788
	DCP Midstream Operating LP	5.600%	4/1/44	26,895	27,836
	EnLink Midstream Partners LP	5.050%	4/1/45	30,827	23,891
	EQM Midstream Partners LP	4.750%	7/15/23	10,970	11,354
	EQM Midstream Partners LP	4.000%	8/1/24	13,880	13,984
[3]	EQM Midstream Partners LP	6.000%	7/1/25	56,531	58,934
[3]	EQM Midstream Partners LP	6.500%	7/1/27	61,070	65,650
	EQM Midstream Partners LP	5.500%	7/15/28	15,541	16,085
[3]	EQM Midstream Partners LP	4.500%	1/15/29	34,140	32,945
[3]	EQM Midstream Partners LP	4.750%	1/15/31	34,110	33,001
	EQT Corp.	3.000%	10/1/22	13,375	13,509
	EQT Corp.	7.875%	2/1/25	4,855	5,723
	EQT Corp.	3.900%	10/1/27	4,925	5,097
	EQT Corp.	8.750%	2/1/30	23,887	30,456
	Matador Resources Co.	5.875%	9/15/26	77,019	73,361
[6,7]	NorthRiver Midstream Finance LP Bank Loan, 3M USD LIBOR + 3.250%	3.488%	4/1/21	23,167	23,103
	Ovintiv Inc.	7.200%	11/1/31	4,457	5,616
	Ovintiv Inc.	7.375%	11/1/31	43,158	54,919
	Ovintiv Inc.	6.500%	8/15/34	25,560	31,119
	Ovintiv Inc.	6.500%	2/1/38	23,025	27,457
	QEP Resources Inc.	5.375%	10/1/22	42,485	44,184
[3]	Range Resources Corp.	8.250%	1/15/29	23,160	24,289
[3]	Rockies Express Pipeline LLC	4.950%	7/15/29	2,050	2,194
[3]	Rockies Express Pipeline LLC	7.500%	7/15/38	38,048	42,614
[3]	Rockies Express Pipeline LLC	6.875%	4/15/40	13,880	15,337
	SM Energy Co.	6.125%	11/15/22	26,015	25,105
	SM Energy Co.	5.000%	1/15/24	69,110	63,927
	Sunoco LP / Sunoco Finance Corp.	5.500%	2/15/26	72,984	74,809
	Sunoco LP / Sunoco Finance Corp.	6.000%	4/15/27	70,255	73,943
	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	18,335	19,343
[3]	Sunoco LP / Sunoco Finance Corp.	4.500%	5/15/29	29,855	30,489
[3]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	5.500%	9/15/24	16,214	16,417
[3]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	5.500%	1/15/28	84,770	84,558
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.250%	11/15/23	14,295	14,331
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.125%	2/1/25	10,000	10,265
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.375%	2/1/27	5,340	5,514
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	32,470	35,798
14

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.875%	2/1/31	47,350	49,362
[3,9]	Transocean Guardian Ltd.	5.875%	1/15/24	42,392	37,411
[3]	Transocean Inc.	7.250%	11/1/25	10,000	5,575
[3]	Transocean Inc.	8.000%	2/1/27	6,795	3,550
[3,9]	Transocean Phoenix 2 Ltd.	7.750%	10/15/24	18,018	17,477
[3,9]	Transocean Pontus Ltd.	6.125%	8/1/25	32,131	30,363
[3,9]	Transocean Proteus Ltd.	6.250%	12/1/24	20,755	19,354
[3]	Vine Oil & Gas LP / Vine Oil & Gas Finance Corp.	8.750%	4/15/23	62,530	58,153
	Western Midstream Operating LP	4.100%	2/1/25	3,585	3,706
	Western Midstream Operating LP	3.950%	6/1/25	14,570	14,861
	Western Midstream Operating LP	4.650%	7/1/26	39,380	41,251
	Western Midstream Operating LP	4.500%	3/1/28	3,250	3,356
	Western Midstream Operating LP	4.750%	8/15/28	4,060	4,293
	Western Midstream Operating LP	5.450%	4/1/44	21,255	22,265
	Western Midstream Operating LP	5.300%	3/1/48	53,203	54,533
	Western Midstream Operating LP	6.250%	2/1/50	63,863	71,846
					2,354,426
Financials (8.5%)
[3,8]	Acrisure LLC	0.000%	2/15/29	107,770	107,770
[3]	AerCap Global Aviation Trust	6.500%	6/15/45	125,050	131,148
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	37,320	40,366
	Aircastle Ltd.	5.000%	4/1/23	33,700	36,143
	Aircastle Ltd.	4.125%	5/1/24	53,980	57,151
[6,7]	Asurion LLC Bank Loan, 1M USD LIBOR + 3.000%	3.121%	2/26/21	98,806	98,330
[3]	Avolon Holdings Funding Ltd.	5.250%	5/15/24	50,695	55,471
	BNP Paribas SA	6.750%	12/29/49	71,120	74,350
	CIT Group Inc.	5.000%	8/15/22	68,866	72,481
	Credit Suisse Group AG	6.250%	12/29/49	185,595	202,738
[3]	DAE Funding LLC	5.250%	11/15/21	26,185	26,787
[3]	DAE Funding LLC	4.500%	8/1/22	52,168	52,559
[3]	DAE Funding LLC	5.750%	11/15/23	2,500	2,572
[3]	DAE Funding LLC	5.000%	8/1/24	80,610	83,633
	Fly Leasing Ltd.	5.250%	10/15/24	23,047	22,471
[3]	Freedom Mortgage Corp.	8.125%	11/15/24	9,198	9,543
[3]	Freedom Mortgage Corp.	8.250%	4/15/25	50,865	52,963
[3]	Freedom Mortgage Corp.	7.625%	5/1/26	2,652	2,805
	Genworth Holdings Inc.	7.200%	2/15/21	28,015	28,015
	Genworth Holdings Inc.	7.625%	9/24/21	25,505	25,505
	Genworth Holdings Inc.	4.900%	8/15/23	49,580	46,667
	Genworth Holdings Inc.	4.800%	2/15/24	15,900	14,433
[3]	Genworth Mortgage Holdings Inc.	6.500%	8/15/25	67,300	71,843
	ING Groep NV	6.875%	12/29/49	84,910	88,540
[3]	Intesa Sanpaolo SPA	5.017%	6/26/24	43,740	47,622
[3]	Intesa Sanpaolo SPA	5.710%	1/15/26	110,000	124,025
	MGIC Investment Corp.	5.750%	8/15/23	23,315	25,239
	MGIC Investment Corp.	5.250%	8/15/28	23,805	25,382
[3]	Nationstar Mortgage Holdings Inc.	5.125%	12/15/30	85,669	88,882
	Navient Corp.	7.250%	1/25/22	24,240	25,088
	Navient Corp.	6.500%	6/15/22	135,749	142,197
	Navient Corp.	5.500%	1/25/23	31,790	33,340
	Navient Corp.	7.250%	9/25/23	15,065	16,590
	OneMain Finance Corp.	8.250%	10/1/23	12,466	14,242
	OneMain Finance Corp.	6.125%	3/15/24	24,420	26,618
	OneMain Finance Corp.	7.125%	3/15/26	98,626	115,886
15

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	OneMain Finance Corp.	4.000%	9/15/30	44,440	44,829
[3]	Park Aerospace Holdings Ltd.	5.500%	2/15/24	20,000	21,900
[3]	PennyMac Financial Services Inc.	5.375%	10/15/25	49,010	51,399
	Radian Group Inc.	4.500%	10/1/24	73,175	76,742
	Radian Group Inc.	6.625%	3/15/25	10,000	11,250
	Radian Group Inc.	4.875%	3/15/27	36,000	38,790
	UBS Group AG	6.875%	12/29/49	114,390	115,174
					2,449,479
Health Care (9.2%)
[3]	Acadia Healthcare Co. Inc.	5.500%	7/1/28	17,005	18,238
[3]	Acadia Healthcare Co. Inc.	5.000%	4/15/29	11,355	11,980
[3,4]	Avantor Funding Inc.	2.625%	11/1/25	76,630	94,765
[3]	Avantor Funding Inc.	4.625%	7/15/28	97,290	102,154
[3]	Bausch Health Cos. Inc.	7.000%	3/15/24	3,000	3,068
[3]	Bausch Health Cos. Inc.	6.125%	4/15/25	154,710	158,578
[3]	Bausch Health Cos. Inc.	5.500%	11/1/25	51,675	53,225
[3]	Bausch Health Cos. Inc.	9.000%	12/15/25	26,760	29,369
[3]	Bausch Health Cos. Inc.	9.250%	4/1/26	17,325	19,231
[3]	Bausch Health Cos. Inc.	8.500%	1/31/27	60,700	67,377
[3]	Bausch Health Cos. Inc.	5.750%	8/15/27	12,790	13,781
[3]	Bausch Health Cos. Inc.	7.000%	1/15/28	18,060	19,482
[3]	Bausch Health Cos. Inc.	5.000%	1/30/28	43,125	44,365
[3]	Bausch Health Cos. Inc.	7.250%	5/30/29	1,940	2,166
[3]	Bausch Health Cos. Inc.	5.250%	1/30/30	65,205	67,324
[3]	Catalent Pharma Solutions Inc.	5.000%	7/15/27	21,270	22,413
[3,4]	Catalent Pharma Solutions Inc.	2.375%	3/1/28	45,735	55,372
	Centene Corp.	4.750%	1/15/25	20,000	20,500
[3]	Centene Corp.	5.375%	6/1/26	10,000	10,488
[3]	Centene Corp.	5.375%	8/15/26	10,000	10,513
	Centene Corp.	4.250%	12/15/27	80,915	85,365
	Centene Corp.	4.625%	12/15/29	41,455	45,808
	Centene Corp.	3.000%	10/15/30	18,435	19,357
[3]	Charles River Laboratories International Inc.	5.500%	4/1/26	19,978	20,877
[3]	Charles River Laboratories International Inc.	4.250%	5/1/28	33,614	35,463
[3]	CHS/Community Health Systems Inc.	6.625%	2/15/25	21,550	22,654
[3]	CHS/Community Health Systems Inc.	5.625%	3/15/27	44,915	47,161
[3]	CHS/Community Health Systems Inc.	6.000%	1/15/29	26,435	28,153
[3,8]	CHS/Community Health Systems Inc.	4.750%	2/15/31	28,895	28,967
[3]	Emergent BioSolutions Inc.	3.875%	8/15/28	4,855	4,995
[3]	Endo Dac / Endo Finance LLC / Endo Finco Inc.	9.500%	7/31/27	55,412	63,308
[3]	Endo Dac / Endo Finance LLC / Endo Finco Inc.	6.000%	6/30/28	75,870	64,489
[3,4]	Grifols SA	1.625%	2/15/25	27,965	33,804
[3,4]	Grifols SA	2.250%	11/15/27	42,955	52,764
	HCA Inc.	5.875%	5/1/23	35,722	38,937
	HCA Inc.	5.375%	2/1/25	31,390	35,196
	HCA Inc.	7.690%	6/15/25	4,510	5,429
	HCA Inc.	5.875%	2/15/26	110,595	126,631
	HCA Inc.	5.625%	9/1/28	12,585	14,709
	HCA Inc.	5.875%	2/1/29	39,095	46,425
	HCA Inc.	3.500%	9/1/30	207,655	215,442
[3]	Hill-Rom Holdings Inc.	4.375%	9/15/27	9,690	10,078
[3]	Hologic Inc.	3.250%	2/15/29	51,275	52,172
[3]	IQVIA Inc.	5.000%	10/15/26	46,310	48,220
[3]	IQVIA Inc.	5.000%	5/15/27	99,992	105,242
[3,4]	IQVIA Inc.	2.250%	1/15/28	41,670	50,903
16

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	IQVIA Inc.	2.875%	6/15/28	61,595	76,885
[3]	Jaguar Holding Co. II/Pharmaceutical Product Development LP	4.625%	6/15/25	13,115	13,754
[3]	Jaguar Holding Co. II/Pharmaceutical Product Development LP	5.000%	6/15/28	15,565	16,460
[3]	Par Pharmaceutical Inc.	7.500%	4/1/27	24,913	26,844
[3]	Teleflex Inc.	4.250%	6/1/28	31,312	32,799
	Tenet Healthcare Corp.	4.625%	7/15/24	9,660	9,841
[3]	Tenet Healthcare Corp.	4.625%	9/1/24	27,250	27,999
[3]	Tenet Healthcare Corp.	7.500%	4/1/25	13,440	14,482
[3]	Tenet Healthcare Corp.	4.875%	1/1/26	8,930	9,321
[3]	Tenet Healthcare Corp.	4.625%	6/15/28	8,020	8,421
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	13,080	13,080
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	12,645	13,941
	Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	10,000	10,000
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	94,130	89,776
	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/1/28	109,990	123,189
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	19,190	16,887
[3]	West Street Merger Sub Inc.	6.375%	9/1/25	3,764	3,872
					2,634,489
Industrials (6.7%)
[3]	Aramark Services Inc.	5.000%	4/1/25	54,020	55,371
	Aramark Services Inc.	4.750%	6/1/26	37,736	38,585
[3]	Aramark Services Inc.	5.000%	2/1/28	21,627	22,492
[3]	Ashtead Capital Inc.	4.125%	8/15/25	46,175	47,503
[3]	Ashtead Capital Inc.	5.250%	8/1/26	17,715	18,645
[3]	Ashtead Capital Inc.	4.375%	8/15/27	46,175	48,599
[3]	Bombardier Inc.	8.750%	12/1/21	9,750	10,189
[3]	Bombardier Inc.	5.750%	3/15/22	13,640	13,998
[3]	Bombardier Inc.	6.125%	1/15/23	48,159	48,400
[3]	Bombardier Inc.	7.500%	12/1/24	7,350	7,074
[3]	Bombardier Inc.	7.500%	3/15/25	15,786	14,799
[3]	Bombardier Inc.	7.875%	4/15/27	44,205	41,332
[3]	Brand Industrial Services Inc.	8.500%	7/15/25	105,790	106,848
[3]	BWX Technologies Inc.	4.125%	6/30/28	28,086	29,280
[3]	Clean Harbors Inc.	4.875%	7/15/27	47,390	49,996
[3]	Clean Harbors Inc.	5.125%	7/15/29	25,851	28,048
[3]	Core & Main LP	6.125%	8/15/25	5,535	5,680
[6,7]	Core & Main LP Bank Loan, 3M USD LIBOR + 2.750%	3.750%	3/1/21	9,196	9,164
[3]	Hawaiian Brand Intellectual Property Ltd.	5.750%	1/20/26	17,345	18,039
[3]	Herc Holdings Inc.	5.500%	7/15/27	197,742	208,123
[3,4]	Loxam SAS	4.250%	4/15/24	5,520	6,747
[4]	Loxam SAS	2.875%	4/15/26	19,380	23,073
[4]	Loxam SAS	3.750%	7/15/26	23,820	29,117
[3,4]	Q-Park Holding I BV	1.500%	3/1/25	27,380	31,333
[3,4]	Q-Park Holding I BV	2.000%	3/1/27	35,245	39,874
[3]	Sensata Technologies BV	4.875%	10/15/23	10,000	10,688
[3]	Sensata Technologies BV	5.625%	11/1/24	19,290	21,436
[3]	Sensata Technologies BV	5.000%	10/1/25	52,750	58,157
[3]	Sensata Technologies Inc.	4.375%	2/15/30	17,765	19,097
[3]	Sensata Technologies Inc.	3.750%	2/15/31	61,723	63,189
[3]	Signature Aviation US Holdings Inc.	4.000%	3/1/28	67,484	68,665
[3]	Spirit AeroSystems Inc.	5.500%	1/15/25	24,250	25,463
[3]	Stericycle Inc.	3.875%	1/15/29	8,425	8,657
[3]	Terex Corp.	5.625%	2/1/25	8,973	9,175
17

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	TransDigm Inc.	6.500%	7/15/24	144,895	147,431
	TransDigm Inc.	6.500%	5/15/25	44,030	45,131
[3]	TransDigm Inc.	6.250%	3/15/26	20,000	21,100
	United Rentals North America Inc.	5.875%	9/15/26	62,210	65,554
	United Rentals North America Inc.	5.500%	5/15/27	76,330	81,673
	United Rentals North America Inc.	3.875%	11/15/27	21,920	23,016
	United Rentals North America Inc.	4.875%	1/15/28	68,061	72,485
	United Rentals North America Inc.	5.250%	1/15/30	24,410	26,973
	United Rentals North America Inc.	4.000%	7/15/30	57,240	60,388
	United Rentals North America Inc.	3.875%	2/15/31	48,454	50,574
[3,4]	Verisure Holding AB	3.250%	2/15/27	23,594	28,747
[3,4]	Verisure Midholding AB	5.250%	2/15/29	7,557	9,358
[3,4]	Vertical Holdco GmbH	6.625%	7/15/28	6,200	8,001
[3]	Vertical Holdco GmbH	7.625%	7/15/28	2,330	2,516
[3,4]	Vertical Midco GmbH	4.375%	7/15/27	8,900	11,285
[3]	Vertical U.S. Newco Inc.	5.250%	7/15/27	37,060	38,820
					1,929,888
Materials (10.3%)
[3]	ARD Finance SA	6.500%	6/30/27	18,990	19,940
[3]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	6.000%	2/15/25	135,016	139,066
[3]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	51,375	52,980
[3,5]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.750%	7/15/27	5,520	7,839
[3]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	34,795	36,013
[3]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	80,280	83,391
[4]	Ball Corp.	4.375%	12/15/23	17,385	23,291
[4]	Ball Corp.	1.500%	3/15/27	68,205	85,198
[3]	Berry Global Inc.	4.500%	2/15/26	60,898	62,192
[3]	Berry Global Inc.	4.875%	7/15/26	53,380	57,050
[3]	Berry Global Inc.	5.625%	7/15/27	7,055	7,505
[3]	Cemex SAB de CV	7.750%	4/16/26	24,265	25,539
	Cemex SAB de CV	7.375%	6/5/27	17,810	20,099
[3]	Cemex SAB de CV	5.450%	11/19/29	2,000	2,175
	Cemex SAB de CV	5.450%	11/19/29	18,910	20,630
[3]	Cemex SAB de CV	3.875%	7/11/31	45,620	45,506
[3,4]	CeramTec BondCo GmbH	5.250%	12/15/25	13,800	17,045
	CF Industries Inc.	4.950%	6/1/43	6,026	7,186
	CF Industries Inc.	5.375%	3/15/44	20,636	26,001
	Chemours Co.	7.000%	5/15/25	88,595	91,585
	Chemours Co.	5.375%	5/15/27	31,740	34,121
	Commercial Metals Co.	4.875%	5/15/23	6,540	6,892
	Commercial Metals Co.	5.750%	4/15/26	45,720	47,434
	Commercial Metals Co.	5.375%	7/15/27	20,685	21,874
[8]	Commercial Metals Co.	3.875%	2/15/31	4,660	4,753
[3]	Constellium SE	5.750%	5/15/24	34,862	35,472
[3]	Constellium SE	6.625%	3/1/25	68,600	69,715
[3]	Constellium SE	5.875%	2/15/26	31,780	32,575
[3]	Constellium SE	5.625%	6/15/28	11,954	12,791
	Crown Americas LLC / Crown Americas Capital Corp. IV	4.500%	1/15/23	61,200	64,260
	Crown Americas LLC / Crown Americas Capital Corp. V	4.250%	9/30/26	16,434	17,810
	Crown Americas LLC / Crown Americas Capital Corp. VI	4.750%	2/1/26	20,130	20,885
[3,4]	Crown European Holdings SA	2.875%	2/1/26	51,200	66,408
[3,4]	Diamond BC BV	5.625%	8/15/25	102,750	126,404
[3]	Flex Acquisition Co. Inc.	6.875%	1/15/25	127,475	129,387
[3]	Flex Acquisition Co. Inc.	7.875%	7/15/26	20,035	20,987
	Graphic Packaging International LLC	4.125%	8/15/24	23,440	24,876
18

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Graphic Packaging International LLC	4.750%	7/15/27	7,870	8,657
[3]	Graphic Packaging International LLC	3.500%	3/15/28	77,555	80,269
[3]	Graphic Packaging International LLC	3.500%	3/1/29	16,040	16,421
[3]	Novelis Corp.	5.875%	9/30/26	68,673	71,763
[3]	Novelis Corp.	4.750%	1/30/30	51,958	54,556
[3,4]	OCI NV	3.125%	11/1/24	31,590	39,053
[3]	OCI NV	5.250%	11/1/24	67,373	69,478
[3]	OCI NV	4.625%	10/15/25	21,265	21,930
[3]	OI European Group BV	4.000%	3/15/23	22,215	22,770
	Olin Corp.	5.125%	9/15/27	61,215	63,587
	Olin Corp.	5.625%	8/1/29	56,960	61,018
	Olin Corp.	5.000%	2/1/30	35,955	37,663
[3]	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	70,800	75,756
[3]	Owens-Brockway Glass Container Inc.	5.375%	1/15/25	29,319	31,591
[3]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	42,000	46,725
[3]	Owens-Brockway Glass Container Inc.	6.625%	5/13/27	42,690	45,998
[3]	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	2,002	2,028
[3]	Sealed Air Corp.	4.000%	12/1/27	11,853	12,594
[3,4]	SIG Combibloc PurchaseCo Sarl	1.875%	6/18/23	15,600	19,588
[3,4]	SIG Combibloc PurchaseCo Sarl	2.125%	6/18/25	14,460	18,589
	Silgan Holdings Inc.	4.750%	3/15/25	4,222	4,296
	Silgan Holdings Inc.	4.125%	2/1/28	14,225	14,776
[4]	Silgan Holdings Inc.	2.250%	6/1/28	43,070	52,778
[3]	Standard Industries Inc.	5.000%	2/15/27	23,785	24,796
[3]	Standard Industries Inc.	4.750%	1/15/28	26,914	28,327
[3]	Standard Industries Inc.	4.375%	7/15/30	99,980	106,104
[3]	Standard Industries Inc.	3.375%	1/15/31	119,950	118,601
[6,7]	Starfruit Finco B.V. Bank Loan, 1M USD LIBOR + 3.000%	3.129%	2/19/21	20,129	20,045
[3,4]	Trivium Packaging Finance BV	3.750%	8/15/26	6,095	7,540
[3]	Trivium Packaging Finance BV	5.500%	8/15/26	56,221	59,243
[3]	Tronox Finance plc	5.750%	10/1/25	9,105	9,446
[3]	Tronox Inc.	6.500%	4/15/26	101,408	104,197
[3]	Valvoline Inc.	3.625%	6/15/31	29,985	30,210
					2,947,268
Real Estate (0.9%)
	GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	5,000	5,678
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	30,875	35,206
[3]	Iron Mountain Inc.	4.875%	9/15/27	26,970	28,150
[3]	Iron Mountain Inc.	4.875%	9/15/29	67,770	70,311
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	5,000	5,387
[3]	VICI Properties LP / VICI Note Co. Inc.	4.250%	12/1/26	54,048	55,940
[3]	VICI Properties LP / VICI Note Co. Inc.	3.750%	2/15/27	15,724	15,980
[3]	VICI Properties LP / VICI Note Co. Inc.	4.625%	12/1/29	26,225	27,864
					244,516
Technology (10.3%)
[3]	Black Knight InfoServ LLC	3.625%	9/1/28	59,188	60,076
[3]	BY Crown Parent LLC / BY Bond Finance Inc.	4.250%	1/31/26	38,818	39,886
[3]	Cardtronics Inc. / Cardtronics USA Inc.	5.500%	5/1/25	15,000	15,506
	CDK Global Inc.	5.000%	10/15/24	6,015	6,662
	CDK Global Inc.	5.875%	6/15/26	29,700	30,851
	CDK Global Inc.	4.875%	6/1/27	39,837	41,729
[3]	CDK Global Inc.	5.250%	5/15/29	46,725	50,521
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	12,007	13,268
19

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	61,233	63,376
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	77,724	81,222
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	101,684	102,574
[3]	Change Healthcare Holdings LLC / Change Healthcare Finance Inc.	5.750%	3/1/25	111,020	114,073
[3]	Dun & Bradstreet Corp.	6.875%	8/15/26	16,624	17,788
[6,7]	Dun & Bradstreet Corp. Bank Loan, 1M USD LIBOR + 3.750%	3.878%	2/26/21	102,570	102,613
[3]	Entegris Inc.	4.625%	2/10/26	5,000	5,175
[3]	Entegris Inc.	4.375%	4/15/28	67,165	71,195
[3]	Fair Isaac Corp.	4.000%	6/15/28	2,480	2,551
[3]	Gartner Inc.	3.750%	10/1/30	47,640	49,188
[3]	Microchip Technology Inc.	4.250%	9/1/25	45,630	47,683
[3]	MSCI Inc.	4.750%	8/1/26	10,330	10,692
[3]	MSCI Inc.	5.375%	5/15/27	28,181	30,259
[3]	MSCI Inc.	4.000%	11/15/29	88,330	94,292
[3]	MSCI Inc.	3.625%	9/1/30	15,765	16,691
[3]	MSCI Inc.	3.875%	2/15/31	32,000	34,160
	Nokia of America Corp.	6.500%	1/15/28	56,315	61,383
	Nokia of America Corp.	6.450%	3/15/29	88,747	96,734
	Nokia Oyj	4.375%	6/12/27	59,355	64,920
	Nokia Oyj	6.625%	5/15/39	129,409	167,908
	NortonLifeLock Inc.	3.950%	6/15/22	11,455	11,741
[3]	NortonLifeLock Inc.	5.000%	4/15/25	132,140	134,287
[3]	Open Text Corp.	5.875%	6/1/26	91,270	94,921
[3]	Open Text Corp.	3.875%	2/15/28	103,867	106,204
[3]	Open Text Holdings Inc.	4.125%	2/15/30	95,210	99,733
[3]	Presidio Holdings Inc.	4.875%	2/1/27	64,146	67,353
[3]	Presidio Holdings Inc.	8.250%	2/1/28	44,820	49,582
[3]	PTC Inc.	3.625%	2/15/25	18,000	18,450
[3]	PTC Inc.	4.000%	2/15/28	29,080	30,316
	Qorvo Inc.	4.375%	10/15/29	81,508	89,149
[3]	Qorvo Inc.	3.375%	4/1/31	70,500	72,263
[3]	Sensata Technologies UK Financing Co. plc	6.250%	2/15/26	49,705	51,320
[6,7]	SS&C Technologies Holdings Europe S.A.R.L. Bank Loan, 1M USD LIBOR + 1.750%	1.871%	2/26/21	17,373	17,267
[3]	SS&C Technologies Inc.	5.500%	9/30/27	144,721	153,223
[6,7]	SS&C Technologies Inc. Bank Loan, 1M USD LIBOR + 1.750%	1.871%	2/26/21	22,814	22,675
[6,7]	SS&C Technologies Inc. Bank Loan, 1M USD LIBOR + 1.750%	1.871%	2/26/21	18,590	18,488
	Western Digital Corp.	4.750%	2/15/26	113,443	125,355
[3]	WEX Inc.	4.750%	2/1/23	1,000	1,000
	Xerox Corp.	4.375%	3/15/23	70,356	73,962
	Xerox Corp.	4.800%	3/1/35	29,269	29,452
	Xerox Corp.	6.750%	12/15/39	39,756	43,036
[3]	Xerox Holdings Corp.	5.000%	8/15/25	5,145	5,402
[3]	Xerox Holdings Corp.	5.500%	8/15/28	133,030	138,351
					2,946,506
Utilities (1.3%)
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.625%	5/20/24	46,910	51,601
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	21,659	23,879
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.875%	8/20/26	46,910	53,008
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.750%	5/20/27	54,170	61,483
[3]	Clearway Energy Operating LLC	4.750%	3/15/28	18,731	20,089
[3]	NextEra Energy Operating Partners LP	4.250%	7/15/24	33,229	35,015
20

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	NextEra Energy Operating Partners LP	4.250%	9/15/24	3,532	3,744
[3]	NextEra Energy Operating Partners LP	3.875%	10/15/26	104,720	112,142
[3]	NextEra Energy Operating Partners LP	4.500%	9/15/27	24,185	26,785
					387,746
Total Corporate Bonds (Cost $24,669,858)					25,947,156
				Shares
Preferred Stock (0.5%)
[7]	GMAC Capital Trust I Pfd., 3M USD LIBOR + 5.785% (Cost $123,777)	6.065%	2/15/21	4,743,200	126,169
Common Stocks (0.1%)
Energy (0.1%)
*	Whiting Petroleum Corp. (Cost $107,135)			1,653,607	33,634
				Face Amount ($000)
Temporary Cash Investments (4.5%)
Repurchase Agreements (4.3%)
	Bank of America Securities, LLC (Dated 1/29/21, Repurchase Value $64,100,000, collateralized by Federal Farm Credit Bank 0.080%, 11/21/22 and Federal Home Loan Bank 0.375%–5.625%, 10/12/21–6/11/38, with a value of $65,383,000)	0.060%	2/1/21	64,100	64,100
	Credit Agricole Securities (USA) Inc. (Dated 1/29/21, Repurchase Value $319,501,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%–0.625%, 7/15/21–1/15/31, with a value of $325,890,000)	0.040%	2/1/21	319,500	319,500
	JP Morgan Securities LLC (Dated 1/29/21, Repurchase Value $416,201,000, collateralized by U.S. Treasury Bill 0.000%, 4/22/21 and U.S. Treasury Note 2.375%, 2/29/24, with a value of $424,524,000)	0.040%	2/1/21	416,200	416,200
	RBC Capital Markets LLC (Dated 1/29/21, Repurchase Value $287,701,000, collateralized by Federal Home Loan Mortgage Corp. 2.500%–4.500%, 2/1/42–1/1/51 and Federal National Mortgage Association 2.000%–4.500%, 1/1/36–5/1/58, with a value of $293,454,000)	0.050%	2/1/21	287,700	287,700
	TD Securities (USA) LLC (Dated 1/29/21, Repurchase Value $156,301,000, collateralized by U.S. Treasury Bond 1.125%–3.000%, 5/15/40–5/15/49, with a value of $159,426,000)	0.060%	2/1/21	156,300	156,300
					1,243,800
21

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.2%)
[1]	U.S. Treasury Bill	0.037%	2/25/21	50,000	49,999
Total Temporary Cash Investments (Cost $1,293,798)					1,293,799
Total Investments (100.0%) (Cost $27,456,723)					28,663,180
Other Assets and Liabilities—Net (0.0%)					11,281
Net Assets (100%)					28,674,461
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Securities with a value of $25,057,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $618,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2021, the aggregate value was $14,724,916,000, representing 51.4% of net assets.
4	Face amount denominated in euro.
5	Face amount denominated in British pounds.
6	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2021 the aggregate value of these securities was $448,924,000, representing 1.6% of net assets.
7	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2021.
9	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
1M—1-month.
3M—3-month.
LIBOR—London Interbank Offered Rate.

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
BNP Paribas	2/26/21	EUR	18,885	USD	22,926	4	—
Citibank, N.A.	2/26/21	EUR	3,020	USD	3,670	—	(3)
Citibank, N.A.	2/26/21	USD	1,315,628	EUR	1,080,990	3,098	—
Barclays Bank plc	2/26/21	USD	57,723	GBP	42,170	—	(63)
						3,102	(66)
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

22

High-Yield Corporate Fund
Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S35-V1	12/21/25	USD 255,500	5.000	21,408	11,189
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
CDX-NA-HY-BB-S34-V1/N/A	6/21/25	GSI	202,430	5.000	23,023	9,857	13,166	—
CDX-NA-HY-BB-S34-V1/N/A	6/21/25	GSI	100,000	5.000	11,373	2,268	9,105	—
CDX-NA-HY-BB-S34-V1/N/A	6/21/25	GSI	55,000	5.000	6,256	2,552	3,704	—
CDX-NA-HY-BB-S34-V1/N/A	6/21/25	GSI	55,000	5.000	6,255	2,608	3,647	—
CDX-NA-HY-BB-S34-V1/N/A	6/21/25	GSI	50,000	5.000	5,687	3,177	2,510	—
CDX-NA-HY-BB-S34-V1/N/A	6/21/25	JPMC	50,000	5.000	5,687	3,438	2,249	—
					58,281	23,900	34,381	—
1 Periodic premium received/paid quarterly.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At January 31, 2021, the counterparties had deposited in segregated accounts securities with a value of $59,531,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
23

High-Yield Corporate Fund
Statement of Assets and Liabilities
As of January 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Unaffiliated Issuers (Cost $27,456,723)	28,663,180
Investment in Vanguard	1,086
Cash	16,401
Foreign Currency, at Value (Cost $62,145)	62,076
Receivables for Investment Securities Sold	43,121
Receivables for Accrued Income	338,339
Receivables for Capital Shares Issued	37,298
Swaps Premiums Paid	23,900
Unrealized Appreciation—Forward Currency Contracts	3,102
Unrealized Appreciation—Over-the-Counter Swap Contracts	34,381
Total Assets	29,222,884
Liabilities
Payables for Investment Securities Purchased	319,037
Payables to Investment Advisor	2,045
Payables for Capital Shares Redeemed	202,115
Payables for Distributions	23,990
Payables to Vanguard	982
Variation Margin Payable—Centrally Cleared Swap Contracts	188
Unrealized Depreciation—Forward Currency Contracts	66
Total Liabilities	548,423
Net Assets	28,674,461
At January 31, 2021, net assets consisted of:

Paid-in Capital	28,368,456
Total Distributable Earnings (Loss)	306,005
Net Assets	28,674,461

Investor Shares—Net Assets
Applicable to 650,746,749 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,876,874
Net Asset Value Per Share—Investor Shares	$5.96

Admiral Shares—Net Assets
Applicable to 4,162,354,192 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	24,797,587
Net Asset Value Per Share—Admiral Shares	$5.96

See accompanying Notes, which are an integral part of the Financial Statements.
24

High-Yield Corporate Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Dividends	8,281
Interest	1,235,064
Total Income	1,243,345
Expenses
Investment Advisory Fees—Note B	7,663
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,877
Management and Administrative—Admiral Shares	20,827
Marketing and Distribution—Investor Shares	460
Marketing and Distribution—Admiral Shares	1,373
Custodian Fees	156
Auditing Fees	41
Shareholders' Reports—Investor Shares	76
Shareholders' Reports—Admiral Shares	147
Trustees’ Fees and Expenses	32
Total Expenses	37,652
Net Investment Income	1,205,693
Realized Net Gain (Loss)
Investment Securities Sold	(434,997)
Swap Contracts	(81,338)
Forward Currency Contracts	(104,340)
Foreign Currencies	3,669
Realized Net Gain (Loss)	(617,006)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	646,636
Swap Contracts	40,840
Forward Currency Contracts	7,485
Foreign Currencies	45
Change in Unrealized Appreciation (Depreciation)	695,006
Net Increase (Decrease) in Net Assets Resulting from Operations	1,283,693

See accompanying Notes, which are an integral part of the Financial Statements.
25

High-Yield Corporate Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,205,693	1,318,973
Realized Net Gain (Loss)	(617,006)	21,996
Change in Unrealized Appreciation (Depreciation)	695,006	1,156,288
Net Increase (Decrease) in Net Assets Resulting from Operations	1,283,693	2,497,257
Distributions[1]
Investor Shares	(176,641)	(204,765)
Admiral Shares	(1,088,594)	(1,145,812)
Total Distributions	(1,265,235)	(1,350,577)
Capital Share Transactions
Investor Shares	(201,354)	367,892
Admiral Shares	2,054,072	2,446,481
Net Increase (Decrease) from Capital Share Transactions	1,852,718	2,814,373
Total Increase (Decrease)	1,871,176	3,961,053
Net Assets
Beginning of Period	26,803,285	22,842,232
End of Period	28,674,461	26,803,285
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
26

High-Yield Corporate Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$5.94	$5.67	$5.91	$5.86	$5.46
Investment Operations
Net Investment Income	.259[1]	.302[1]	.317[1]	.309[1]	.315
Net Realized and Unrealized Gain (Loss) on Investments	.034	.278	(.230)	.048	.404
Total from Investment Operations	.293	.580	.087	.357	.719
Distributions
Dividends from Net Investment Income	(.273)	(.310)	(.327)	(.307)	(.317)
Distributions from Realized Capital Gains	—	—	—	—	(.002)
Total Distributions	(.273)	(.310)	(.327)	(.307)	(.319)
Net Asset Value, End of Period	$5.96	$5.94	$5.67	$5.91	$5.86
Total Return[2]	5.22%	10.45%	1.61%	6.19%	13.43%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,877	$4,102	$3,557	$4,146	$4,064
Ratio of Total Expenses to Average Net Assets	0.23%	0.23%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	4.51%	5.16%	5.55%	5.20%	5.48%
Portfolio Turnover Rate	38%	28%	21%	27%	26%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
27

High-Yield Corporate Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$5.94	$5.67	$5.91	$5.86	$5.46
Investment Operations
Net Investment Income	.265[1]	.308[1]	.323[1]	.314[1]	.320
Net Realized and Unrealized Gain (Loss) on Investments	.033	.278	(.230)	.049	.404
Total from Investment Operations	.298	.586	.093	.363	.724
Distributions
Dividends from Net Investment Income	(.278)	(.316)	(.333)	(.313)	(.322)
Distributions from Realized Capital Gains	—	—	—	—	(.002)
Total Distributions	(.278)	(.316)	(.333)	(.313)	(.324)
Net Asset Value, End of Period	$5.96	$5.94	$5.67	$5.910	$5.86
Total Return[2]	5.32%	10.55%	1.71%	6.29%	13.54%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,798	$22,701	$19,285	$20,721	$17,718
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	4.60%	5.26%	5.65%	5.30%	5.58%
Portfolio Turnover Rate	38%	28%	21%	27%	26%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
28

High-Yield Corporate Fund
Notes to Financial Statements
Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency
29

High-Yield Corporate Fund
contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2021, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation
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High-Yield Corporate Fund
(depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
During the year ended January 31, 2021, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master
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High-Yield Corporate Fund
repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
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High-Yield Corporate Fund
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2021, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $1,086,000, representing less than 0.01% of the fund’s net assets and 0.43% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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High-Yield Corporate Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,262,422	—	1,262,422
Corporate Bonds	—	25,947,156	—	25,947,156
Preferred Stock	—	126,169	—	126,169
Common Stocks	33,634	—	—	33,634
Temporary Cash Investments	—	1,293,799	—	1,293,799
Total	33,634	28,629,546	—	28,663,180
Derivative Financial Instruments
Assets
Forward Currency Contracts	—	3,102	—	3,102
Swap Contracts	—	34,381	—	34,381
Total	—	37,483	—	37,483
Liabilities
Forward Currency Contracts	—	66	—	66
Swap Contracts	188[1]	—	—	188
Total	188	66	—	254
1	Represents variation margin on the last day of the reporting period.
E.	At January 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities Caption	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Premiums Paid	—	23,900	23,900
Unrealized Appreciation—Forward Currency Contracts	3,102	—	3,102
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	34,381	34,381
Total Assets	3,102	58,281	61,383
Variation Margin Payable—Centrally Cleared Swap Contracts	—	188	188
Unrealized Depreciation— Forward Currency Contracts	66	—	66
Total Liabilities	66	188	254
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High-Yield Corporate Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Contracts	—	(81,338)	(81,338)
Forward Currency Contracts	(104,340)	—	(104,340)
Realized Net Gain (Loss) on Derivatives	(104,340)	(81,338)	(185,678)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Swap Contracts	—	40,840	40,840
Forward Currency Contracts	7,485	—	7,485
Change in Unrealized Appreciation (Depreciation) on Derivatives	7,485	40,840	48,325
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; the classification of securities for tax purposes; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	6,855
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(838,591)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,161,733
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High-Yield Corporate Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	1,265,235	1,350,577
Long-Term Capital Gains	—	—
Total	1,265,235	1,350,577
*	Includes short-term capital gains, if any.
As of January 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	27,570,847
Gross Unrealized Appreciation	1,319,940
Gross Unrealized Depreciation	(158,138)
Net Unrealized Appreciation (Depreciation)	1,161,802
G.	During the year ended January 31, 2021, the fund purchased $10,344,232,000 of investment securities and sold $8,815,681,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,019,975,000 and $250,254,000, respectively.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	1,375,590	239,476	1,219,185	208,300
Issued in Lieu of Cash Distributions	149,574	26,103	172,894	29,534
Redeemed	(1,726,518)	(305,172)	(1,024,187)	(174,962)
Net Increase (Decrease)—Investor Shares	(201,354)	(39,593)	367,892	62,872
Admiral Shares
Issued	9,015,194	1,582,471	5,813,176	993,716
Issued in Lieu of Cash Distributions	795,731	138,656	830,168	141,810
Redeemed	(7,756,853)	(1,379,219)	(4,196,863)	(717,300)
Net Increase (Decrease)—Admiral Shares	2,054,072	341,908	2,446,481	418,226
I.	Management has determined that no other events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.
36

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard High-Yield Corporate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard High-Yield Corporate Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the “Fund”) as of January 31, 2021, the related statement of operations for the year ended January 31, 2021, the statement of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2021 and the financial highlights for each of the five years in the period ended January 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
37

Special 2020 tax information (unaudited) for Vanguard High-Yield Corporate Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 73.4% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 98.3%.
38

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, and Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index (the Indices or Bloomberg Barclays Indices).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the High-Yield Corporate Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the High-Yield Corporate Fund. The Index are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the High-Yield Corporate Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the High-Yield Corporate Fund or the owners of the High-Yield Corporate Fund.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the High-Yield Corporate Fund. Investors acquire the High-Yield Corporate Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the High-Yield Corporate Fund. The High-Yield Corporate Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the High-Yield Corporate Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the High-Yield Corporate Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High-Yield Corporate Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the High-Yield Corporate Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the High-Yield Corporate Fund.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the High-Yield Corporate Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the High-Yield Corporate Fund, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE HIGH-YIELD CORPORATE FUND.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.
© 2021 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Director (2017–present) of i(x) Investments, LLC. Rubenstein Fellow (2017–2020) of Duke University. Trustee (2017–present) of Amherst College and member (2019–present) of Amherst College Investment Committee.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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Q290 032021

Annual Report  |  January 31, 2021
Vanguard GNMA Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2021, Vanguard GNMA Fund returned 3.17% for Investor Shares and 3.28% for Admiral Shares. The results exceeded the 3.00% return of the fund’s benchmark, the Bloomberg Barclays U.S. GNMA Bond Index.
•	The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in most economic activity. Unemployment spiked, and sectors where social distancing isn’t possible were hit hard. Policymakers were quick to provide robust fiscal and monetary stimulus to blunt the pandemic’s economic impact, however, and the U.S. housing market performed much better than the economy at large.
•	Over the period, the broad U.S. bond market returned 4.80%, as represented by the Bloomberg Barclays U.S. Aggregate Float Adjusted Index. Within the index, corporate bonds led the market, returning about 6%, and U.S. Treasuries returned more than 4%. Mortgage-backed securities lagged, amid a spike in loan refinancing. The average interest rate on 30-year fixed-rate loans declined from 3.51% in late January 2020 to 2.73% in late January 2021.
•	The advisor’s positioning boosted the GNMA Fund’s relative performance for the period. Coupon selection in GNMA 30-year mortgages helped drive the outperformance. An allocation to collateralized mortgage obligations muted returns.
•	For the 10 years ended January 31, 2021, Vanguard GNMA Fund returned an annualized average of 2.93% for Investor Shares and 3.03% for Admiral Shares. Its benchmark recorded an average annual return of 2.90%.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	12.48%	16.69%
Russell 2000 Index (Small-caps)	30.17	11.11	16.50
Russell 3000 Index (Broad U.S. market)	20.48	12.38	16.68
FTSE All-World ex US Index (International)	14.59	3.40	10.77
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.72%	5.49%	4.00%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.01	5.28	3.79
FTSE Three-Month U.S. Treasury Bill Index	0.45	1.53	1.16
CPI
Consumer Price Index	1.40%	1.81%	2.00%
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Advisor’s Report
For the 12 months ended January 31, 2021, Investor Shares of Vanguard GNMA Fund returned 3.17% and Admiral Shares returned 3.28%. The fund’s benchmark, the Bloomberg Barclays U.S. GNMA Bond Index, returned 3.00%.
The investment environment
Over the period, U.S. fixed income markets generated positive total returns. Early in the period, sovereign yields declined to record lows in several developed markets, reflecting global recession fears stemming from the COVID-19 pandemic. Corporate bond spreads widened sharply over expectations that the decline in economic activity and supply-chain disruptions would cause credit fundamentals to deteriorate.
U.S. jobless claims surged to a record 3.3 million in the spring as local governments ordered businesses deemed nonessential to close. Mortgage applications dropped by the most since the global financial crisis as the economic shutdown sidelined potential homebuyers. Central banks around the world added extraordinary monetary stimulus to their economies during the period.
The Federal Reserve cut short-term interest rates to a range of 0% to 0.25%, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities (MBS), and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial MBS, and commercial paper. The Fed also lent support to the municipal funding market.
Globally, economic activity dropped sharply after the COVID-19-induced shutdowns but started to rebound as economies began to reopen. Fixed income credit spreads tightened as countries gradually emerged from lockdowns, vaccine development progressed, and the Fed commenced purchases through its previously announced credit facilities.
Encouraging vaccine developments propelled market confidence despite increasing global COVID-19 infections and the U.K.’s formal exit from the European Union.
The Fed provided additional assurance that asset buying would continue for the foreseeable future, noting that purchases of U.S. Treasuries and agency MBS would continue at their current pace at least until “substantial further progress has been made” in labor markets and on inflation. Global credit spreads continued to tighten as the U.S. election concluded, and major central banks’ policies aimed to mitigate risks.
The agency MBS market returned 3.23%, as measured by the Bloomberg Barclays MBS Fixed Rate Index, outperforming duration-equivalent Treasuries by 69 basis points, as measured by Wellington Management Company llp.
The Bloomberg Barclays GNMA Bond Index, part of the broader MBS Fixed Rate Index, returned 3.00%, outperforming

2

duration-equivalent Treasuries by 0.75%, as measured by Wellington. The mortgage market struggled early in 2020 as market volatility spiked and liquidity pressures surged because of concerns about the rapid spread of COVID-19.
Mortgage spreads widened to levels not seen since the global financial crisis, before quickly narrowing as the Fed committed to buying an unlimited amount of agency MBS to restore liquidity and support the U.S. housing finance market. The Fed’s purchases, combined with a return to more normal volatility levels, broadly supported mortgage performance for the remainder of 2020.
As mortgage rates hit record lows, faster-than-expected prepayment speeds weighed on certain segments of the market. However, weak mortgage fundamentals were largely offset by the very strong technical support from the Fed’s actions and attractive income via mortgage to-be-announced (TBA) securities.
The positive technical theme was most apparent in low-coupon pass-throughs, which is where the Fed’s purchases were primarily concentrated. As a result, the low coupons strongly outperformed other coupons. In January 2021, this trend started to reverse; higher coupons outperformed lower coupons amid the sell-off in interest rates as MBS investors shed their longer-duration mortgages and moved up in coupon rates.
Our successes
Security selection in GNMA pass-throughs contributed most to positive relative returns. We focused on insulating the portfolio from prepayment risk, given historically low mortgage rates and the incredibly fast prepayment environment.
We avoided collateral that we believed was most at risk of refinancing and focused on pools and TBA that we believed would provide more stable cash flows. The fund maintained an underweight to GNMAs and held small tactical positions in 15- and 30-year conventional pass-throughs. Our small allocation to conventional pass-throughs was beneficial; they outperformed duration-equivalent Treasuries.
The fund’s tactical duration and yield-curve positioning contributed to relative performance—especially our modest curve-steepening bias, as short-term yields fell substantially more than longer-term yields. Bond yields and prices generally move in opposite directions.
Our shortfalls
We favored agency collateralized mortgage obligations (CMOs) because of their attractive income and stable cash flows. However, our allocation to agency CMOs detracted from relative results because they underperformed both Treasuries and agency pass-throughs on an excess-return basis.
3

The fund’s positioning
We maintained an overweight to the mortgage basis—which collectively refers to agency pass-throughs, agency CMOs, and Fannie Mae Delegated Underwriting Securities—overall throughout the period. Within the mortgage basis, we held an underweight to GNMA pass-throughs in favor of agency CMOs because of their attractive income and more stable cash flows. We continued to protect the fund from elevated prepayment risk by focusing on the less-prepayment-sensitive areas of the market and avoiding the fastest-prepaying collateral.
The U.S. economy is still reeling from the effects of COVID-19. Economic data are likely to remain weak in the near term; however, vaccines bode well for economic recovery in 2021.
Monetary policy and fiscal stimulus will continue to be strong supports for the economy and markets in the medium term. Through the Fed’s extremely accommodative stance, it has increased its MBS balance sheet and reduced interest rate volatility. This supports agency MBS, both directly and indirectly, and spreads have tightened to historic levels. But with Fed purchases likely to continue into 2022, we don’t believe that spreads will materially widen. We therefore believe income will likely be the primary driver of MBS excess returns in 2021.
Mortgage fundamentals remain weak: Record-low mortgage rates have led to very high prepayments and the refinancing process now is more efficient.
The turnaround time on refinancings has been much faster, closer to the 2003 refinancing wave versus the post-global financial crisis refinancing waves, and particularly among larger mortgage values for borrowers with clean credit profiles.
Technology advances that allow borrowers to refinance more efficiently also contribute to higher prepayment speeds. The spread between the homeowner rate and the current coupon mortgage rate remains wide, which points to some capacity constraints at mortgage originators. However, this indicates pent-up demand in the system, suggesting that prepayments are likely to remain elevated.
This prepayment trend is most negative for higher coupons, which struggled in the second half of 2020. Without the Fed’s support, the performance of these coupons is being driven more by their weaker fundamentals and fast prepayment speeds. In contrast, the performance of lower coupons has been dominated by the positive technical landscape. Lower-coupon MBS have benefited from the Fed’s buying power.
The Fed has stabilized its MBS purchases at roughly $40 billion net per month, and we expect this pace to continue in 2021. In addition, because the Fed purchases and takes delivery of TBA, it absorbs many of the fastest-prepaying or cheapest-to-deliver pools into its portfolio. Since these bonds are removed from circulation, the Fed’s actions “cleanse” the floating supply of agency MBS, and the prepayment rate that other agency
4

MBS investors can expect to experience through TBA is slower. This supports the income profile available in the agency MBS market, making agency MBS an attractive investment.
Moreover, banks are experiencing higher deposit growth and low loan growth, so they need to add securities such as TBA to gain investment income. So while spreads compressed a lot in 2020, the positive income profile of TBA should continue to be beneficial. Spreads in competing assets also have tightened substantially, which we believe reduces investors’ risk in agency MBS as a source of funding.
We are monitoring a few tail risks for 2021, including potential changes in the Fed’s MBS purchase program. If the economy recovers more quickly than the Fed anticipates and the market begins to price in a tapering of asset purchases, that would be very negative for agency MBS. Again, we don’t expect changes from the Fed in the near term because it has signaled it would first require “substantial further progress” in the labor market and on inflation.
However, the risk of Fed changes could appear later this year. Concerns also remain about an increase in GNMA prepayments related to loan buyouts as some of the COVID-19-related forbearance loans move past their 90-day delinquency status. This risk appears to be well-priced by the market, but surprises on this front could cause renewed softness in GNMA spreads.
Another GNMA concern is the potential for reduced mortgage insurance premiums for Federal Housing Administration borrowers, which would give borrowers more incentive to refinance.
Finally, we expect the Biden administration to support extending the conservatorship status of Fannie Mae and Freddie Mac rather than continuing down the path of privatization. As a result, we believe the timeline of reform for these government-sponsored enterprises will likely be pushed back.
Against this backdrop, we favor being slightly overweight in mortgages. Within GNMA pass-throughs, we are underweight in sectors that are most exposed to faster prepayments and loan buyout risk. We also are focused on enhancing income through security selection in TBAs and agency CMOs.
Brian Conroy, CFA
Managing Director and
Fixed Income Portfolio Manager
Joseph F. Marvan, CFA
Senior Managing Director and
Fixed Income Portfolio Manager
Wellington Management Company llp
February 16, 2021
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2021
	Beginning Account Value 7/31/2020	Ending Account Value 1/31/2021	Expenses Paid During Period
Based on Actual Fund Return
GNMA Fund
Investor Shares	$1,000.00	$1,003.50	$1.06
AdmiralTM Shares	1,000.00	1,004.00	0.55
Based on Hypothetical 5% Yearly Return
GNMA Fund
Investor Shares	$1,000.00	$1,024.08	$1.07
Admiral Shares	1,000.00	1,024.58	0.56
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.21% for Investor Shares and 0.11% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
7

GNMA Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
GNMA Fund Investor Shares	3.17%	2.55%	2.93%	$13,348
Bloomberg Barclays U.S. GNMA Bond Index	3.00	2.51	2.90	13,310
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	14,454

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
GNMA Fund Admiral Shares	3.28%	2.65%	3.03%	$67,410
Bloomberg Barclays U.S. GNMA Bond Index	3.00	2.51	2.90	66,549
Bloomberg Barclays U.S. Aggregate Bond Index	4.72	4.00	3.75	72,272
See Financial Highlights for dividend and capital gains information.
8

GNMA Fund
Distribution by Stated Maturity
As of January 31, 2021
0 - 5 Years	0.1%
5 - 10 Years	1.1
10 - 15 Years	3.5
15 - 20 Years	5.5
20 - 25 Years	16.5
Over 25 Years	73.3
The table reflects the fund's investments, except for short-term investments and derivatives.
9

GNMA Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (96.1%)
Conventional Mortgage-Backed Securities (89.8%)
[1,2]	Fannie Mae Pool	2.950%	6/1/31	1,925	2,172
[1,2]	Fannie Mae Pool	2.960%	6/1/31	2,430	2,726
[1,2]	Fannie Mae Pool	3.010%	8/1/34	2,045	2,294
[1,2]	Fannie Mae Pool	3.050%	7/1/31	2,000	2,249
[1,2]	Fannie Mae Pool	3.110%	11/1/27–2/1/28	22,827	25,535
[1,2]	Fannie Mae Pool	3.240%	3/1/28	6,106	6,877
[1,2]	Fannie Mae Pool	3.330%	4/1/32	10,818	12,461
[1,2]	Fannie Mae Pool	3.350%	1/1/30	4,952	5,670
[1,2]	Fannie Mae Pool	3.410%	5/1/32	4,100	4,757
[1,2]	Fannie Mae Pool	3.420%	4/1/31	1,414	1,628
[1,2]	Fannie Mae Pool	3.460%	9/1/29	6,519	7,508
[1,2]	Fannie Mae Pool	3.550%	2/1/30	8,875	10,334
[1,2]	Fannie Mae Pool	4.180%	11/1/30	28,436	33,756
[1,2]	Freddie Mac Gold Pool	3.000%	6/1/43–1/1/47	20,687	21,983
[1,2]	Freddie Mac Gold Pool	3.500%	11/1/47–8/1/48	34,051	36,287
[1,2]	Freddie Mac Gold Pool	4.000%	9/1/30–4/1/44	3,762	4,136
[1,2]	Freddie Mac Gold Pool	4.500%	4/1/34–11/1/45	41,232	46,031
[1,2]	Freddie Mac Gold Pool	5.000%	12/1/27–8/1/44	26,997	30,486
[1]	Ginnie Mae I Pool	2.500%	11/15/42–3/15/51	3,050,874	3,210,409
[1,3,4]	Ginnie Mae I Pool	3.000%	1/15/26–2/15/51	5,937,487	6,268,710
[1]	Ginnie Mae I Pool	3.250%	8/15/42	16,712	17,836
[1,3]	Ginnie Mae I Pool	3.500%	7/15/39–2/15/51	6,477,751	6,914,015
[1]	Ginnie Mae I Pool	3.750%	10/15/40–8/15/42	141,480	154,541
[1]	Ginnie Mae I Pool	3.875%	10/15/40–6/15/42	30,551	33,338
[1]	Ginnie Mae I Pool	4.000%	8/15/24–2/15/51	3,115,276	3,357,942
[1]	Ginnie Mae I Pool	4.500%	12/20/32–2/15/51	1,188,239	1,309,014
[1]	Ginnie Mae I Pool	5.000%	1/15/30–2/15/51	499,461	566,206
[1]	Ginnie Mae I Pool	5.500%	9/15/23–9/15/45	291,188	331,978
[1]	Ginnie Mae I Pool	6.000%	2/15/24–6/15/41	168,770	190,568
[1]	Ginnie Mae I Pool	6.500%	4/15/23–3/20/41	99,648	111,010
[1]	Ginnie Mae I Pool	7.000%	11/15/31–11/15/36	26,194	29,840
[1]	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	13	15
[1]	Ginnie Mae I Pool	7.500%	6/20/25–10/15/31	10,240	11,738
[1]	Ginnie Mae I Pool	8.000%	8/15/31	3,429	4,002
[1]	Ginnie Mae I Pool	8.500%	4/15/21–6/15/28	201	221
[1]	Ginnie Mae I Pool	9.500%	8/15/21	1	1
[1]	Ginnie Mae II Pool	1.500%	4/20/44–6/20/47	892	905
[1]	Ginnie Mae II Pool	2.000%	10/20/43–3/15/51	1,292,715	1,341,497
[1,2]	UMBS Pool	1.500%	1/1/36–3/25/36	250,867	257,309
10

GNMA Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	UMBS Pool	2.000%	2/15/36–3/25/51	76,075	79,486
[1,2]	UMBS Pool	2.500%	7/1/27–2/15/51	8,913	9,504
[1,2]	UMBS Pool	3.000%	11/1/22–6/1/49	950	1,055
[1,2]	UMBS Pool	4.000%	5/1/46–6/1/46	4,112	4,487
[1,2]	UMBS Pool	4.500%	12/1/40–3/1/44	1,707	1,920
[1,2]	UMBS Pool	5.000%	6/1/23–3/15/51	53,403	61,529
[1,2]	UMBS Pool	6.000%	7/1/22	1	1
[1,2]	UMBS Pool	6.500%	2/1/29–5/1/40	1,510	1,746
					24,527,713
Nonconventional Mortgage-Backed Securities (6.3%)
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR+1.560%	2.202%	8/1/43	3,926	3,964
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR+1.580%	2.766%	9/1/44	4,829	4,897
[1,2]	Fannie Mae REMICS	2.000%	9/25/42	6,348	6,498
[1,2]	Fannie Mae REMICS	2.500%	10/25/42	6,794	7,040
[1,2]	Fannie Mae REMICS	3.000%	6/25/43–7/25/49	88,011	94,454
[1,2]	Fannie Mae REMICS	3.500%	7/25/44–12/25/58	104,610	115,080
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	2,616	2,984
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR+1.600%	2.666%	10/1/44	13,295	13,581
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR+1.602%	3.065%	10/1/44	8,449	8,845
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR+1.613%	2.965%	9/1/44	3,878	4,026
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR+1.620%	2.181%	9/1/43	5,069	5,137
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR+1.620%	2.756%	7/1/44	2,573	2,594
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR+1.620%	2.828%	10/1/44	5,699	5,829
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR+1.630%	2.560%	4/1/44	5,061	5,429
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR+1.689%	2.552%	8/1/43	3,909	3,948
[1,2]	Freddie Mac REMICS	2.000%	4/15/42	6,853	7,015
[1,2]	Freddie Mac REMICS	3.000%	8/15/42–3/15/48	100,555	107,926
[1,2]	Freddie Mac REMICS	3.500%	8/15/45–4/15/54	18,581	21,086
[1,2]	Freddie Mac REMICS	4.000%	11/15/40–6/15/54	13,898	15,563
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	7,352	8,399
[1]	Ginnie Mae REMICS	1.650%	11/20/45	80,506	81,730
[1]	Ginnie Mae REMICS	1.750%	10/20/42–7/20/44	21,719	21,433
[1]	Ginnie Mae REMICS	2.000%	1/20/42–10/20/44	41,775	43,288
[1]	Ginnie Mae REMICS	2.250%	3/16/45	11,715	12,329
[1]	Ginnie Mae REMICS	2.375%	4/20/44	4,266	4,406
[1]	Ginnie Mae REMICS	2.500%	12/16/39–12/20/49	181,160	188,362
[1]	Ginnie Mae REMICS	2.750%	6/16/43	12,471	12,939
[1]	Ginnie Mae REMICS	3.000%	6/20/39–6/20/49	645,706	692,139
[1]	Ginnie Mae REMICS	3.000%	7/20/43	6,954	7,540
[1]	Ginnie Mae REMICS	3.250%	8/20/44–2/20/49	11,776	13,468
[1]	Ginnie Mae REMICS	3.500%	7/20/43–2/20/49	119,286	132,061
[1]	Ginnie Mae REMICS	3.690%	10/20/48	14,197	15,860
[1]	Ginnie Mae REMICS	3.750%	12/16/39	2,069	2,445
[1]	Ginnie Mae REMICS	4.500%	6/20/39	2,526	2,926
[1]	Ginnie Mae REMICS	5.000%	6/16/37	8,489	9,928
[1]	Ginnie Mae REMICS	5.500%	8/16/36	7,795	9,100
[1,5]	Ginnie Mae REMICS, 1M USD LIBOR+0.200%	0.331%	2/20/37	1,964	1,938
11

GNMA Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Government National Mortgage Assn.	2.350%	5/17/46	19,285	19,868
[1]	Government National Mortgage Assn.	2.650%	11/17/48	10,335	10,844
					1,726,899
Total U.S. Government and Agency Obligations (Cost $25,699,471)					26,254,612
Asset-Backed/Commercial Mortgage-Backed Securities (1.4%)
[1,2]	Fannie Mae-Aces	2.885%	6/25/29	70,000	77,628
	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	165,855	177,843
	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	12,514	13,396
	Seasoned Credit Risk Transfer Trust Series 2020-1	2.500%	8/25/59	100,217	103,255
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $362,892)					372,122
				Shares
Temporary Cash Investments (12.9%)
Money Market Fund (8.5%)
[6]	Vanguard Market Liquidity Fund	0.107%		23,219,407	2,321,941
			Maturity Date	Face Amount ($000)
Repurchase Agreements (4.4%)
	Bank of America Securities, LLC (Dated 1/29/21 Repurchase Value $53,700,000 collateralized by Federal National Mortgage Assn. 0.000%, 07/01/21 with a value of $54,775,000)	0.060%	2/1/21	53,700	53,700
	Barclays Capital Inc. (Dated 1/29/21 Repurchase Value $84,600,000 collateralized by U.S. Treasury Note/Bond 2.625%, 6/30/23 with a value of $86,292,000)	0.040%	2/1/21	84,600	84,600
	Citigroup Global Markets Inc. (Dated 1/29/21 Repurchase Value $149,100,000 collateralized by U.S. Treasury Bill 0.000%, 2/9/21-3/9/21 and U.S. Treasury Note/Bond 0.300%-2.000%, 7/31/21-5/15/50 with a value of $152,092,000)	0.040%	2/1/21	149,100	149,100
	Credit Agricole Securities (Dated 1/29/21 Repurchase Value $76,600,000 collateralized by Treasury Inflation Indexed Note/Bond 0.125%, 1/15/30 with a value of $78,132,000)	0.040%	2/1/21	76,600	76,600
	HSBC Bank USA (Dated 1/29/21 Repurchase Value $59,600,000 collateralized by Treasury Inflation Indexed Note/Bond 0.125%-0.250%, 7/15/26-2/15/50 with a value of $60,792,000)	0.040%	2/1/21	59,600	59,600
12

GNMA Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
HSBC Bank USA (Dated 1/29/21 Repurchase Value $61,100,000 collateralized by Federal Home Loan Mortgage Corp. 3.000%-4.500%, 10/1/34-7/1/47 and Federal National Mortgage Assn. 2.500%-4.000%, 2/1/29-2/1/51 with a value of $62,322,000)	0.060%	2/1/21	61,100	61,100
Natixis SA (Dated 1/29/21 Repurchase Value $275,201,000 collateralized by Treasury Inflation Indexed Note/Bond 1.750%-2.125%, 1/15/28-2/15/41 and U.S. Treasury Bill 0.000%, 2/4/21-4/8/21 and U.S. Treasury Note/Bond 0.125%-4.500%, 5/15/21-8/15/49 with a value of $280,704,000)	0.040%	2/1/21	275,200	275,200
Societe Generale (Dated 1/29/21 Repurchase Value $260,801,000 collateralized by Federal Home Loan Mortgage Corp. 0.040%-4.500%, 6/4/21-10/1/48 and Federal National Mortgage Assn. 2.000%-4.000%, 3/1/48-12/1/50 and Government National Mortgage Assn. 2.000%-2.500%, 9/20/50-12/20/50 with a value of $266,016,000)	0.040%	2/1/21	260,800	260,800
13

GNMA Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
TD Securities (USA) LLC (Dated 1/29/21 Repurchase Value $127,001,000 collateralized by U.S. Treasury Note/Bond 1.375%-7.625%, 11/15/22-5/15/49 with a value of $129,540,000)	0.060%	2/1/21	127,000	127,000
Wells Fargo & Co. (Dated 1/29/21 Repurchase Value $67,700,000 collateralized by Federal National Mortgage Assn. 1.500%-6.500%, 11/1/26-12/1/50 with a value of $69,054,000)	0.060%	2/1/21	67,700	67,700
				1,215,400
Total Temporary Cash Investments (Cost $3,537,393)				3,537,341
Total Investments (110.4%) (Cost $29,599,756)				30,164,075
Other Assets and Liabilities—Net (-10.4%)				(2,843,446)
Net Assets (100%)				27,320,629
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Securities with a value of $13,262,000 have been segregated as initial margin for open futures contracts.
4	Securities with a value of $2,362,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
5	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1M—1-month.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
14

GNMA Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2021	3,891	859,820	436
5-Year U.S. Treasury Note	March 2021	601	75,651	(20)
10-Year U.S. Treasury Note	March 2021	4,681	641,443	(2,974)
				(2,558)

Short Futures Contracts
Long U.S. Treasury Bond	March 2021	(2,075)	(350,091)	11,149
Ultra 10-Year U.S. Treasury Note	March 2021	(3,194)	(491,327)	9,571
				20,720
				18,162

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Fixed Interest Rate Received (Paid)[1] (%)	Floating Interest Rate Received (Paid)[2] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
10/8/25	N/A	294,075	(0.400)	0.234	950	1,083
1 Fixed interest payment received/paid semiannually.
2 Based on 3M LIBOR as of the most recent payment date. Floating interest payment received/paid quarterly.
3M—3-month.
See accompanying Notes, which are an integral part of the Financial Statements.
15

GNMA Fund
Statement of Assets and Liabilities
As of January 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $27,277,763)	27,842,134
Affiliated Issuers (Cost $2,321,993)	2,321,941
Total Investments in Securities	30,164,075
Investment in Vanguard	1,040
Cash	1,878
Cash Collateral Pledged—Centrally Cleared Swaps	7,769
Receivables for Investment Securities Sold	4,149,329
Receivables for Accrued Income	64,643
Receivables for Capital Shares Issued	21,061
Variation Margin Receivable—Futures Contracts	2,352
Variation Margin Receivable—Centrally Cleared Swap Contracts	195
Other Assets	615
Total Assets	34,412,957
Liabilities
Payables for Investment Securities Purchased	7,065,721
Payables for Capital Shares Redeemed	22,751
Payables for Distributions	2,158
Payables to Investment Advisor	646
Payables to Vanguard	1,052
Total Liabilities	7,092,328
Net Assets	27,320,629
At January 31, 2021, net assets consisted of:

Paid-in Capital	26,969,461
Total Distributable Earnings (Loss)	351,168
Net Assets	27,320,629

Investor Shares—Net Assets
Applicable to 719,188,005 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,718,811
Net Asset Value Per Share—Investor Shares	$10.73

Admiral Shares—Net Assets
Applicable to 1,826,369,483 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,601,818
Net Asset Value Per Share—Admiral Shares	$10.73
See accompanying Notes, which are an integral part of the Financial Statements.
16

GNMA Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Interest[1]	483,759
Total Income	483,759
Expenses
Investment Advisory Fees—Note B	2,524
The Vanguard Group—Note C
Management and Administrative—Investor Shares	16,986
Management and Administrative—Admiral Shares	14,203
Marketing and Distribution—Investor Shares	712
Marketing and Distribution—Admiral Shares	1,073
Custodian Fees	456
Auditing Fees	42
Shareholders’ Reports—Investor Shares	141
Shareholders’ Reports—Admiral Shares	126
Trustees’ Fees and Expenses	35
Total Expenses	36,298
Net Investment Income	447,461
Realized Net Gain (Loss)
Investment Securities Sold[1]	205,072
Futures Contracts	(40,731)
Swap Contracts	(38,500)
Realized Net Gain (Loss)	125,841
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	170,503
Futures Contracts	31,159
Swap Contracts	25,524
Change in Unrealized Appreciation (Depreciation)	227,186
Net Increase (Decrease) in Net Assets Resulting from Operations	800,488
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,444,000, $161,000, and ($116,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
17

GNMA Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	447,461	642,220
Realized Net Gain (Loss)	125,841	101,445
Change in Unrealized Appreciation (Depreciation)	227,186	492,881
Net Increase (Decrease) in Net Assets Resulting from Operations	800,488	1,236,546
Distributions[1]
Net Investment Income
Investor Shares	(120,267)	(191,365)
Admiral Shares	(322,351)	(453,286)
Return of Capital
Investor Shares	(6,874)	—
Admiral Shares	(18,426)	—
Total Distributions	(467,918)	(644,651)
Capital Share Transactions
Investor Shares	259,752	468,661
Admiral Shares	2,006,549	2,240,579
Net Increase (Decrease) from Capital Share Transactions	2,266,301	2,709,240
Total Increase (Decrease)	2,598,871	3,301,135
Net Assets
Beginning of Period	24,721,758	21,420,623
End of Period	27,320,629	24,721,758
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.
See accompanying Notes, which are an integral part of the Financial Statements.
18

GNMA Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.58	$10.31	$10.32	$10.51	$10.77
Investment Operations
Net Investment Income	.178[1]	.285[1]	.298[1]	.284[1]	.236
Net Realized and Unrealized Gain (Loss) on Investments	.157	.272	(.011)	(.193)	(.183)
Total from Investment Operations	.335	.557	.287	.091	.053
Distributions
Dividends from Net Investment Income	(.176)	(.287)	(.297)	(.281)	(.237)
Distributions from Realized Capital Gains	—	—	—	—	(.076)
Return of Capital	(.009)	—	—	—	—
Total Distributions	(.185)	(.287)	(.297)	(.281)	(.313)
Net Asset Value, End of Period	$10.73	$10.58	$10.31	$10.32	$10.51
Total Return[2]	3.17%	5.46%	2.85%	0.85%	0.49%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,719	$7,365	$6,715	$7,598	$7,993
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to Average Net Assets	1.66%	2.71%	2.93%	2.70%	2.19%
Portfolio Turnover Rate[3]	638%	616%	415%	620%	926%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 182%, 198%, 200%, 156%, and 300% attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
19

GNMA Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.58	$10.31	$10.32	$10.51	$10.77
Investment Operations
Net Investment Income	.184[1]	.295[1]	.309[1]	.294[1]	.247
Net Realized and Unrealized Gain (Loss) on Investments	.161	.272	(.012)	(.192)	(.183)
Total from Investment Operations	.345	.567	.297	.102	.064
Distributions
Dividends from Net Investment Income	(.185)	(.297)	(.307)	(.292)	(.248)
Distributions from Realized Capital Gains	—	—	—	—	(.076)
Return of Capital	(.010)	—	—	—	—
Total Distributions	(.195)	(.297)	(.307)	(.292)	(.324)
Net Asset Value, End of Period	$10.73	$10.58	$10.31	$10.32	$10.51
Total Return[2]	3.28%	5.57%	2.95%	0.95%	0.59%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,602	$17,356	$14,706	$16,491	$17,613
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	1.72%	2.81%	3.03%	2.80%	2.29%
Portfolio Turnover Rate[3]	638%	616%	415%	620%	926%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 182%, 198%, 200%, 156%, and 300% attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
20

GNMA Fund
Notes to Financial Statements
Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented 4% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
21

GNMA Fund
3. Swap Contracts. The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The notional amounts of swap contracts are not recorded in the Statement of Asset and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2021, the fund’s average amount of investments in interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to
22

GNMA Fund
the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.
At January 31, 2021, counterparties had deposited in segregated accounts securities with a value of $604,000 and cash of $2,379,000 in connection with TBA transactions.
5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
6. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
23

GNMA Fund
7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
24

GNMA Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2021, the investment advisory fee represented an effective annual basic rate of 0.01% of the fund’s average net assets.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $1,040,000, representing less than 0.01% of the fund’s net assets and 0.42% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	26,254,612	—	26,254,612
Asset-Backed/Commercial Mortgage-Backed Securities	—	372,122	—	372,122
Temporary Cash Investments	2,321,941	1,215,400	—	3,537,341
Total	2,321,941	27,842,134	—	30,164,075
25

GNMA Fund
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Derivative Financial Instruments
Assets
Futures Contracts[1]	2,352	—	—	2,352
Swap Contracts[1]	195	—	—	195
Total	2,547	—	—	2,547
1	Represents variation margin on the last day of the reporting period.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(232)
Total Distributable Earnings (Loss)	232
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(204,178)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	557,504
26

GNMA Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	442,618	644,651
Long-Term Capital Gains	—	—
Return of Capital	25,300	—
Total	467,918	644,651
*	Includes short-term capital gains, if any.
As of January 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	29,607,655
Gross Unrealized Appreciation	611,438
Gross Unrealized Depreciation	(53,934)
Net Unrealized Appreciation (Depreciation)	557,504
F.  During the year ended January 31, 2021, the fund purchased $172,403,335,000 of investment securities and sold $170,446,733,000 of investment securities, other than temporary cash investments.
G.  Capital share transactions for each class of shares were:
	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	2,356,623	218,976	1,385,931	132,246
Issued in Lieu of Cash Distributions	119,282	11,086	179,799	17,154
Redeemed	(2,216,153)	(207,051)	(1,097,069)	(104,806)
Net Increase (Decrease)—Investor Shares	259,752	23,011	468,661	44,594
Admiral Shares
Issued	6,456,531	600,771	4,178,456	398,611
Issued in Lieu of Cash Distributions	266,184	24,739	357,545	34,102
Redeemed	(4,716,166)	(439,640)	(2,295,422)	(219,202)
Net Increase (Decrease)—Admiral Shares	2,006,549	185,870	2,240,579	213,511
H.  Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.
27

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard GNMA Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard GNMA Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the “Fund”) as of January 31, 2021, the related statement of operations for the year ended January 31, 2021, the statement of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2021 and the financial highlights for each of the five years in the period ended January 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
28

Special 2020 tax information (unaudited) for Vanguard GNMA Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 98.9% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the that is treated as a section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.0%.
29

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. GNMA Index (Index or Bloomberg Barclays Index).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the GNMA Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the GNMA Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the GNMA Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the GNMA Fund or the owners of the GNMA Fund.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the GNMA Fund. Investors acquire the GNMA Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the GNMA Fund. The GNMA Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the GNMA Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the GNMA Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the GNMA Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the GNMA Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the GNMA Fund.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the GNMA Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the GNMA Fund, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE GNMA FUND.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.
© 2021 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Director (2017–present) of i(x) Investments, LLC. Rubenstein Fellow (2017–2020) of Duke University. Trustee (2017–present) of Amherst College and member (2019–present) of Amherst College Investment Committee.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q360 032021

Annual Report  |  January 31, 2021
Vanguard Real Estate Index Funds
Vanguard Real Estate Index Fund
Vanguard Real Estate II Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2021, returns for Vanguard Real Estate Index Fund ranged from –5.88% for Investor Shares to –5.68% for Institutional Shares. Vanguard Real Estate II Index Fund returned –5.70%. The results were in line with those of the funds’ benchmark index.
•	The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. Unemployment spiked, and sectors where social distancing isn’t possible were hit hard.
•	Stocks initially plummeted as infections surged, but they finished the 12 months significantly higher, thanks in part to rapid and robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines late in the period.
•	Specialized real estate investment trusts (REITs), the funds’ largest holding, contributed most to their returns. Retail, residential, and office REITs were the main detractors for both funds.
•	For the 10 years ended January 31, 2021, average annual returns for the Real Estate Index Fund ranged from 8.18% for Investor Shares to 8.36% for Institutional Shares, in line with its benchmark’s return. The Real Estate Index II Fund launched in 2017 and doesn’t have a 10-year record.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	12.48%	16.69%
Russell 2000 Index (Small-caps)	30.17	11.11	16.50
Russell 3000 Index (Broad U.S. market)	20.48	12.38	16.68
FTSE All-World ex US Index (International)	14.59	3.40	10.77
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.72%	5.49%	4.00%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.01	5.28	3.79
FTSE Three-Month U.S. Treasury Bill Index	0.45	1.53	1.16
CPI
Consumer Price Index	1.40%	1.81%	2.00%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended January 31, 2021
	Beginning Account Value 7/31/2020	Ending Account Value 1/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,068.30	$1.35
ETF Shares	1,000.00	1,068.80	0.57
AdmiralTM Shares	1,000.00	1,069.10	0.57
Institutional Shares	1,000.00	1,069.40	0.47
Real Estate II Index Fund	$1,000.00	$1,069.40	$0.42
Based on Hypothetical 5% Yearly Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,023.88	$1.32
ETF Shares	1,000.00	1,024.58	0.56
Admiral Shares	1,000.00	1,024.58	0.56
Institutional Shares	1,000.00	1,024.68	0.46
Real Estate II Index Fund	$1,000.00	$1,024.73	$0.41
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Real Estate Index Fund, 0.26% for Investor Shares, 0.11% for ETF Shares, 0.11% for Admiral Shares, and 0.09% for Institutional Shares; and for the Real Estate II Index Fund, 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
3

Real Estate Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2011, Through January 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Investor Shares	-5.88%	6.23%	8.18%	$21,955
Real Estate Spliced Index	-5.64	6.48	8.42	22,450
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	13.46	35,343
Real Estate Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund ETF Shares Net Asset Value	-5.80%	6.37%	8.32%	$22,240
Real Estate Index Fund ETF Shares Market Price	-5.85	6.38	8.32	22,233
Real Estate Spliced Index	-5.64	6.48	8.42	22,450
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	13.46	35,343

See Financial Highlights for dividend and capital gains information.
4

Real Estate Index Fund
		Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Admiral Shares	-5.74%	6.38%	8.33%	$22,264
Real Estate Spliced Index	-5.64	6.48	8.42	22,450
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	13.46	35,343

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Real Estate Index Fund Institutional Shares	-5.68%	6.41%	8.36%	$11,159,886
Real Estate Spliced Index	-5.64	6.48	8.42	11,225,120
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	16.64	13.46	17,671,413
Cumulative Returns of ETF Shares: January 31, 2011, Through January 31, 2021
	One Year	Five Years	Ten Years
Real Estate Index Fund ETF Shares Market Price	-5.85%	36.23%	122.33%
Real Estate Index Fund ETF Shares Net Asset Value	-5.80	36.16	122.40
Real Estate Spliced Index	-5.64	36.87	124.50
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.
5

Real Estate Index Fund
Fund Allocation
As of January 31, 2021
Diversified Real Estate Activities	0.2%
Diversified REITs	3.6
Health Care REITs	8.8
Hotel & Resort REITs	3.1
Industrial REITs	11.0
Office REITs	7.5
Real Estate Development	0.3
Real Estate Operating Companies	0.2
Real Estate Services	3.5
Residential REITs	13.6
Retail REITs	9.3
Specialized REITs	38.9
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Real Estate Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (96.1%)
Diversified REITs (3.2%)
WP Carey Inc.	7,776,388	516,352
VEREIT Inc.	9,640,598	339,638
STORE Capital Corp.	10,766,448	333,975
PS Business Parks Inc.	921,581	125,446
Colony Capital Inc.	21,555,230	106,914
Essential Properties Realty Trust Inc.	4,157,789	86,565
Washington REIT	3,680,270	80,745
Global Net Lease Inc.	3,999,761	64,436
Empire State Realty Trust Inc. Class A	6,533,622	64,422
American Assets Trust Inc.	2,284,536	63,122
iStar Inc.	3,360,261	51,009
Alexander & Baldwin Inc.	3,076,276	46,513
Armada Hoffler Properties Inc.	2,587,655	27,817
Gladstone Commercial Corp.	1,523,366	26,979
One Liberty Properties Inc.	735,955	14,749
		1,948,682
Health Care REITs (7.7%)
Welltower Inc.	18,659,538	1,130,768
Ventas Inc.	16,682,668	768,571
Healthpeak Properties Inc.	24,071,319	713,715
Medical Properties Trust Inc.	25,640,709	541,275
Omega Healthcare Investors Inc.	10,149,089	367,600
Healthcare Trust of America Inc. Class A	9,773,441	276,100
Healthcare Realty Trust Inc.	6,084,068	182,583
Physicians Realty Trust	9,307,942	164,099
Sabra Health Care REIT Inc.	9,191,874	154,332
National Health Investors Inc.	1,996,460	129,450
CareTrust REIT Inc.	4,279,495	96,117
LTC Properties Inc.	1,755,712	67,841
		Shares	Market Value• ($000)
	Community Healthcare Trust Inc.	964,498	43,132
	Diversified Healthcare Trust	10,628,958	42,728
	Universal Health Realty Income Trust	584,347	34,874
	Global Medical REIT Inc.	1,967,643	24,674
	New Senior Investment Group Inc.	3,717,699	19,704
			4,757,563
Hotel & Resort REITs (2.7%)
	Host Hotels & Resorts Inc.	31,531,814	427,256
	MGM Growth Properties LLC Class A	5,878,402	183,112
	Park Hotels & Resorts Inc.	10,535,382	175,730
	Ryman Hospitality Properties Inc.	2,335,644	151,466
	Apple Hospitality REIT Inc.	9,481,586	118,330
	Pebblebrook Hotel Trust	5,850,997	107,541
	Sunstone Hotel Investors Inc.	9,639,918	103,147
	RLJ Lodging Trust	7,380,391	95,281
	Service Properties Trust	7,356,045	78,048
	Xenia Hotels & Resorts Inc.	5,082,696	73,547
*	DiamondRock Hospitality Co.	8,916,297	73,114
	Summit Hotel Properties Inc.	4,730,220	38,315
	Chatham Lodging Trust	2,103,034	22,523
	CorePoint Lodging Inc.	1,817,455	12,377
*	Hersha Hospitality Trust Class A	1,556,156	11,889
			1,671,676
Industrial REITs (9.7%)
	Prologis Inc.	33,033,488	3,409,056
	Duke Realty Corp.	16,569,407	655,486
	Americold Realty Trust	9,103,671	317,809
	Rexford Industrial Realty Inc.	5,534,252	270,846
	EastGroup Properties Inc.	1,758,346	237,623
7

Real Estate Index Fund
		Shares	Market Value• ($000)
	First Industrial Realty Trust Inc.	5,686,648	231,106
	STAG Industrial Inc.	6,666,683	198,667
	Innovative Industrial Properties Inc.	970,522	181,604
	Terreno Realty Corp.	3,055,511	172,881
	Lexington Realty Trust	12,375,630	126,850
	Monmouth Real Estate Investment Corp.	4,164,294	72,167
	Industrial Logistics Properties Trust	2,916,068	61,850
			5,935,945
Office REITs (6.6%)
	Alexandria Real Estate Equities Inc.	5,639,110	942,352
	Boston Properties Inc.	6,611,284	603,412
	Vornado Realty Trust	7,265,725	288,885
	Kilroy Realty Corp.	4,635,522	262,510
[1]	SL Green Realty Corp.	3,275,568	221,035
	Douglas Emmett Inc.	7,842,536	217,317
	Cousins Properties Inc.	6,643,927	209,549
	Highwoods Properties Inc.	4,645,818	174,172
	JBG SMITH Properties	5,384,142	160,771
	Hudson Pacific Properties Inc.	6,857,382	160,737
	Equity Commonwealth	5,434,619	154,941
	Corporate Office Properties Trust	5,016,094	131,773
	Piedmont Office Realty Trust Inc. Class A	5,633,019	86,636
	Brandywine Realty Trust	7,624,310	83,867
	Easterly Government Properties Inc.	3,561,171	78,168
	Paramount Group Inc.	7,936,496	70,555
	Columbia Property Trust Inc.	5,114,265	69,554
	Mack-Cali Realty Corp.	4,056,754	51,642
	Office Properties Income Trust	2,156,930	49,911
	Franklin Street Properties Corp.	4,806,670	19,755
	City Office REIT Inc.	1,942,682	18,300
*,2	New York REIT Liquidating LLC	1,208	15
			4,055,857
Other (12.0%)[3]
[4,5]	Vanguard Real Estate II Index Fund	360,944,844	7,399,530
Residential REITs (11.9%)
	AvalonBay Communities Inc.	6,293,344	1,030,032
	Equity Residential	16,643,445	1,025,902
	Invitation Homes Inc.	25,064,721	738,908
	Essex Property Trust Inc.	2,915,878	698,674
	Mid-America Apartment Communities Inc.	5,113,831	678,861
	Sun Communities Inc.	4,394,239	628,947
		Shares	Market Value• ($000)
	UDR Inc.	13,194,168	507,316
	Equity LifeStyle Properties Inc.	7,737,708	470,762
	Camden Property Trust	4,355,080	444,871
	American Homes 4 Rent Class A	12,621,180	381,538
*	Apartment Income REIT Corp.	6,657,599	258,115
	American Campus Communities Inc.	6,154,911	253,336
	Independence Realty Trust Inc.	4,238,884	56,292
	Centerspace	573,149	40,086
	NexPoint Residential Trust Inc.	868,758	34,290
	Apartment Investment & Management Co. Class A	6,660,101	30,570
	UMH Properties Inc.	1,665,426	24,482
	Preferred Apartment Communities Inc. Class A	2,257,410	16,231
			7,319,213
Retail REITs (8.1%)
	Simon Property Group Inc.	14,538,420	1,351,055
	Realty Income Corp.	15,428,396	911,201
	Regency Centers Corp.	7,585,383	357,878
	Kimco Realty Corp.	19,340,432	319,311
	National Retail Properties Inc.	7,758,778	302,592
	Federal Realty Investment Trust	3,213,254	281,353
	Brixmor Property Group Inc.	13,258,310	224,463
	Spirit Realty Capital Inc.	4,607,596	177,669
	Agree Realty Corp.	2,408,143	152,195
	Weingarten Realty Investors	5,440,995	122,477
	Retail Properties of America Inc. Class A	9,576,361	88,198
[1]	Macerich Co.	5,013,674	78,715
	SITE Centers Corp.	6,906,640	76,595
	Retail Opportunity Investments Corp.	5,269,952	74,254
	Urban Edge Properties	5,214,774	71,912
[1]	Tanger Factory Outlet Centers Inc.	4,178,433	64,473
	Kite Realty Group Trust	3,767,825	60,059
	Acadia Realty Trust	3,859,599	55,964
	Getty Realty Corp.	1,592,818	42,321
	American Finance Trust Inc. Class A	4,848,399	35,296
	RPT Realty	3,622,374	33,507
	Alexander's Inc.	102,892	27,493
*,1	Seritage Growth Properties Class A	1,246,888	22,207
	Saul Centers Inc.	623,895	18,673
	Urstadt Biddle Properties Inc. Class A	1,328,941	18,379
	Whitestone REIT	1,701,182	13,269

8

Real Estate Index Fund
		Shares	Market Value• ($000)
[1]	Washington Prime Group Inc.	932,611	13,150
	Retail Value Inc.	812,201	12,678
*,2	Spirit MTA REIT	2,071,263	554
	Urstadt Biddle Properties Inc.	16,033	192
			5,008,083
Specialized REITs (34.2%)
	American Tower Corp.	19,833,871	4,509,429
	Crown Castle International Corp.	19,285,185	3,071,359
	Equinix Inc.	3,959,759	2,930,063
	Digital Realty Trust Inc.	12,027,892	1,731,415
	Public Storage	7,034,525	1,601,199
	SBA Communications Corp. Class A	5,005,249	1,344,760
	Weyerhaeuser Co.	33,369,231	1,040,786
	Extra Space Storage Inc.	5,771,241	656,709
	VICI Properties Inc.	23,863,088	603,259
[1]	Iron Mountain Inc.	12,884,208	433,811
	Gaming & Leisure Properties Inc.	9,482,753	390,026
	CyrusOne Inc.	5,225,301	381,186
	Lamar Advertising Co. Class A	3,863,104	312,061
	CubeSmart	8,662,145	301,789
	Life Storage Inc.	3,146,282	256,674
	CoreSite Realty Corp.	1,901,494	255,637
	Rayonier Inc.	6,104,800	187,723
	QTS Realty Trust Inc. Class A	2,741,579	178,477
	PotlatchDeltic Corp.	2,990,319	142,818
	EPR Properties	3,335,948	132,237
	Outfront Media Inc.	6,456,684	117,705
	National Storage Affiliates Trust	3,075,418	112,376
	Uniti Group Inc.	8,245,420	101,501
	Four Corners Property Trust Inc.	3,143,833	82,871
[1]	GEO Group Inc.	5,425,762	48,506
[1]	Safehold Inc.	570,804	42,000
	CatchMark Timber Trust Inc. Class A	2,181,376	19,894
			20,986,271
Total Equity Real Estate Investment Trusts (REITs) (Cost $54,797,767)			59,082,820
Real Estate Management & Development (3.8%)
Diversified Real Estate Activities (0.2%)
	St. Joe Co.	1,448,962	64,479
	RMR Group Inc. Class A	683,589	25,211
*	Tejon Ranch Co.	995,662	15,861
*	Five Point Holdings LLC Class A	2,313,879	14,577
			120,128
		Shares	Market Value• ($000)
Real Estate Development (0.3%)
*	Howard Hughes Corp.	1,843,057	158,816
*	Forestar Group Inc.	752,758	16,177
			174,993
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson Holdings Inc.	5,772,527	99,230
*	FRP Holdings Inc.	277,274	11,975
			111,205
Real Estate Services (3.1%)
*	CBRE Group Inc. Class A	14,992,474	914,241
*	Jones Lang LaSalle Inc.	2,315,623	338,567
*	Redfin Corp.	3,876,063	276,015
*	eXp World Holdings Inc.	1,225,361	130,611
*	Realogy Holdings Corp.	5,159,209	73,261
*,1	Cushman & Wakefield plc	4,934,981	70,718
	Newmark Group Inc. Class A	6,703,999	45,319
*	Marcus & Millichap Inc.	1,054,591	37,681
	RE/MAX Holdings Inc. Class A	809,171	29,308
*	Altisource Portfolio Solutions SA	248,265	2,515
			1,918,236
Total Real Estate Management & Development (Cost $2,115,832)			2,324,562

9

Real Estate Index Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[6,7] Vanguard Market Liquidity Fund, 0.107% (Cost $353,639)	3,537,135	353,714
Total Investments (100.5%) (Cost $57,267,238)		61,761,096
Other Assets and Liabilities—Net (-0.5%)		(329,923)
Net Assets (100%)		61,431,173
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $158,271,000.
2	Security value determined using significant unobservable inputs.
3	“Other” represents securities that are not classified by the fund’s benchmark index.
4	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5	Represents a wholly owned subsidiary of the fund. See accompanying financial statements for Vanguard Real Estate II Index Fund's Schedule of Investments.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	Collateral of $180,031,000 was received for securities on loan, of which $178,498,000 is held in Vanguard Market Liquidity Fund and $1,533,000 is held in cash.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Redfin Corp.	2/2/22	GSI	24,924	(0.120)	—	—
Seritage Growth Properties	2/2/22	GSI	7,053	(0.120)	—	—
					—	—
1	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
GSI—Goldman Sachs International.
At January 31, 2021, the counterparties had deposited in segregated accounts securities with a value of $6,232,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Real Estate Index Fund
Statement of Assets and Liabilities
As of January 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $50,011,001)	54,007,852
Affiliated Issuers (Cost $353,639)	353,714
Vanguard Real Estate II Index Fund (Cost $6,902,598)	7,399,530
Total Investments in Securities	61,761,096
Investment in Vanguard	2,026
Cash	1,533
Receivables for Investment Securities Sold	79,898
Receivables for Accrued Income	50,314
Receivables for Capital Shares Issued	34,702
Total Assets	61,929,569
Liabilities
Due to Custodian	76,627
Payables for Investment Securities Purchased	202,193
Collateral for Securities on Loan	180,031
Payables for Capital Shares Redeemed	37,830
Payables to Vanguard	1,715
Total Liabilities	498,396
Net Assets	61,431,173
11

Real Estate Index Fund
At January 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	59,473,564
Total Distributable Earnings (Loss)	1,957,609
Net Assets	61,431,173

Investor Shares—Net Assets
Applicable to 6,648,554 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	187,676
Net Asset Value Per Share—Investor Shares	$28.23

ETF Shares—Net Assets
Applicable to 377,418,490 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	32,064,085
Net Asset Value Per Share—ETF Shares	$84.96

Admiral Shares—Net Assets
Applicable to 163,631,114 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,701,837
Net Asset Value Per Share—Admiral Shares	$120.40

Institutional Shares—Net Assets
Applicable to 508,580,470 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,477,575
Net Asset Value Per Share—Institutional Shares	$18.64
See accompanying Notes, which are an integral part of the Financial Statements.
12

Real Estate Index Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers	1,246,865
Dividends—Affiliated Issuers	1,380
Dividends—Vanguard Real Estate II Index Fund	163,444
Interest—Unaffiliated Issuers	—
Interest—Affiliated Issuers	651
Securities Lending—Net	7,817
Total Income	1,420,157
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,729
Management and Administrative—Investor Shares	448
Management and Administrative—ETF Shares	30,168
Management and Administrative—Admiral Shares	19,713
Management and Administrative—Institutional Shares	7,559
Marketing and Distribution—Investor Shares	25
Marketing and Distribution—ETF Shares	1,423
Marketing and Distribution—Admiral Shares	1,045
Marketing and Distribution—Institutional Shares	271
Custodian Fees	332
Auditing Fees	39
Shareholders’ Reports—Investor Shares	7
Shareholders’ Reports—ETF Shares	931
Shareholders’ Reports—Admiral Shares	275
Shareholders’ Reports—Institutional Shares	95
Trustees’ Fees and Expenses	29
Total Expenses	65,089
Expenses Paid Indirectly	(204)
Net Expenses	64,885
Net Investment Income	1,355,272
Realized Net Gain (Loss)
Capital Gain Distributions Received—Unaffiliated Issuers	454,854
Capital Gain Distributions Received—Affiliated Issuers	6,418
Capital Gain Distributions Received—Vanguard Real Estate II Index Fund	—
Investment Securities Sold—Unaffiliated Issuers[1]	604,279
Investment Securities Sold—Affiliated Issuers[1]	(46,775)
Investment Securities Sold—Vanguard Real Estate II Index Fund	—
Futures Contracts	(3,901)
13

Real Estate Index Fund
Statement of Operations (continued)
Year Ended January 31, 2021
($000)
Swap Contracts	45,925
Realized Net Gain (Loss)	1,060,800
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(7,111,833)
Investment Securities—Affiliated Issuers	(76,047)
Investment Securities—Vanguard Real Estate II Index Fund	(611,535)
Swap Contracts	1,451
Change in Unrealized Appreciation (Depreciation)	(7,797,964)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,381,892)
1	Includes $2,132,105,000 of the net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,355,272	1,726,391
Realized Net Gain (Loss)	1,060,800	2,458,391
Change in Unrealized Appreciation (Depreciation)	(7,797,964)	5,911,672
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,381,892)	10,096,454
Distributions[1]
Net Investment Income
Investor Shares	(4,393)	(22,650)
ETF Shares	(714,428)	(921,879)
Admiral Shares	(458,678)	(554,006)
Institutional Shares	(213,294)	(244,373)
Return of Capital
Investor Shares	(3,129)	(7,475)
ETF Shares	(508,885)	(304,249)
Admiral Shares	(326,715)	(182,839)
Institutional Shares	(151,929)	(80,651)
Total Distributions	(2,381,451)	(2,318,122)
Capital Share Transactions
Investor Shares	(29,761)	(1,748,144)
ETF Shares	(1,176,383)	2,721,882
Admiral Shares	(1,182,290)	2,583,346
Institutional Shares	356,671	734,197
Net Increase (Decrease) from Capital Share Transactions	(2,031,763)	4,291,281
Total Increase (Decrease)	(9,795,106)	12,069,613
Net Assets
Beginning of Period	71,226,279	59,156,666
End of Period	61,431,173	71,226,279
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$31.21	$27.69	$26.40	$27.38	$25.59
Investment Operations
Net Investment Income	.586[1]	.719[1]	.787[1]	.761[1]	.746
Net Realized and Unrealized Gain (Loss) on Investments	(2.498)	3.801	1.639	(.614)	2.324
Total from Investment Operations	(1.912)	4.520	2.426	.147	3.070
Distributions
Dividends from Net Investment Income	(.624)	(.752)	(.851)	(.788)	(.752)
Distributions from Realized Capital Gains	—	—	—	(.011)	(.187)
Return of Capital	(.444)	(.248)	(.285)	(.328)	(.341)
Total Distributions	(1.068)	(1.000)	(1.136)	(1.127)	(1.280)
Net Asset Value, End of Period	$28.23	$31.21	$27.69	$26.40	$27.38
Total Return[2]	-5.88%	16.59%	9.53%	0.45%	12.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$188	$243	$1,871	$2,143	$2,603
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.25%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.18%	2.48%	3.02%	2.87%	2.60%
Portfolio Turnover Rate[3]	8%	6%	24%	6%	7%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$93.93	$83.36	$79.47	$82.43	$77.05
Investment Operations
Net Investment Income	1.889[1]	2.335[1]	2.487[1]	2.499[1]	2.334
Net Realized and Unrealized Gain (Loss) on Investments	(7.525)	11.379	4.934	(1.945)	7.022
Total from Investment Operations	(5.636)	13.714	7.421	.554	9.356
Distributions
Dividends from Net Investment Income	(1.947)	(2.364)	(2.646)	(2.458)	(2.353)
Distributions from Realized Capital Gains	—	—	—	(.034)	(.563)
Return of Capital	(1.387)	(.780)	(.885)	(1.022)	(1.060)
Total Distributions	(3.334)	(3.144)	(3.531)	(3.514)	(3.976)
Net Asset Value, End of Period	$84.96	$93.93	$83.36	$79.47	$82.43
Total Return	-5.80%	16.70%	9.70%	0.59%	12.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,064	$37,682	$30,857	$32,377	$33,527
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.33%	2.60%	3.15%	3.01%	2.74%
Portfolio Turnover Rate[2]	8%	6%	24%	6%	7%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$133.12	$118.14	$112.63	$116.83	$109.19
Investment Operations
Net Investment Income	2.677[1]	3.315[1]	3.507[1]	3.538[1]	3.306
Net Realized and Unrealized Gain (Loss) on Investments	(10.672)	16.121	7.008	(2.761)	9.966
Total from Investment Operations	(7.995)	19.436	10.515	.777	13.272
Distributions
Dividends from Net Investment Income	(2.759)	(3.350)	(3.751)	(3.483)	(3.333)
Distributions from Realized Capital Gains	—	—	—	(.048)	(.798)
Return of Capital	(1.966)	(1.106)	(1.254)	(1.447)	(1.501)
Total Distributions	(4.725)	(4.456)	(5.005)	(4.978)	(5.632)
Net Asset Value, End of Period	$120.40	$133.12	$118.14	$112.63	$116.83
Total Return[2]	-5.74%	16.73%	9.69%	0.58%	12.23%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,702	$23,274	$18,223	$17,757	$18,337
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.33%	2.60%	3.16%	3.01%	2.74%
Portfolio Turnover Rate[3]	8%	6%	24%	6%	7%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$20.60	$18.28	$17.43	$18.08	$16.90
Investment Operations
Net Investment Income	.421[1]	.518[1]	.543[1]	.568[1]	.515
Net Realized and Unrealized Gain (Loss) on Investments	(1.646)	2.496	1.085	(.444)	1.540
Total from Investment Operations	(1.225)	3.014	1.628	.124	2.055
Distributions
Dividends from Net Investment Income	(.429)	(.522)	(.583)	(.542)	(.519)
Distributions from Realized Capital Gains	—	—	—	(.007)	(.123)
Return of Capital	(.306)	(.172)	(.195)	(.225)	(.233)
Total Distributions	(.735)	(.694)	(.778)	(.774)	(.875)
Net Asset Value, End of Period	$18.64	$20.60	$18.28	$17.43	$18.08
Total Return	-5.68%	16.77%	9.70%	0.60%	12.23%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,478	$10,027	$8,206	$8,176	$7,799
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.37%	2.63%	3.18%	3.03%	2.76%
Portfolio Turnover Rate[2]	8%	6%	24%	6%	7%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Fund
Notes to Financial Statements
Vanguard Real Estate Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
As a part of its principal investment strategy, the fund attempts to replicate its benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary—in the stocks that make up the index. Vanguard Real Estate II Index Fund is the wholly owned subsidiary in which the fund has invested a portion of its assets. For additional financial information about the Real Estate II Index Fund, refer to the accompanying financial statements.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in affiliated Vanguard funds are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in
20

Real Estate Index Fund
the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2021.
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
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Real Estate Index Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
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Real Estate Index Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Income, capital gain, and return of capital distributions received from affiliated Vanguard funds are recorded on ex-dividend date.
Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $2,026,000, representing less than 0.01% of the fund’s net assets and 0.81% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2021, custodian fee offset arrangements reduced the fund’s expenses by $204,000 (an annual rate of less than 0.01% of average net assets).
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Real Estate Index Fund
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	61,406,813	—	569	61,407,382
Temporary Cash Investments	353,714	—	—	353,714
Total	61,760,527	—	569	61,761,096

Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	2,137,973
Total Distributable Earnings (Loss)	(2,137,973)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the
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Real Estate Index Fund
classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,472,556)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	4,333,696
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	1,390,793	1,742,908
Long-Term Capital Gains	—	—
Return of Capital	990,658	575,214
Total	2,381,451	2,318,122
*	Includes short-term capital gains, if any.
As of January 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	57,427,400
Gross Unrealized Appreciation	10,849,531
Gross Unrealized Depreciation	(6,515,835)
Net Unrealized Appreciation (Depreciation)	4,333,696
F.	During the year ended January 31, 2021, the fund purchased $12,507,494,000 of investment securities and sold $14,453,946,000 of investment securities, other than temporary cash investments. Purchases and sales include $8,100,287,000 and $9,386,227,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
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Real Estate Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	16,000	586	395,906	13,631
Issued in Lieu of Cash Distributions	7,522	282	28,280	981
Redeemed[1]	(53,283)	(2,013)	(2,172,330)	(74,391)
Net Increase (Decrease)—Investor Shares	(29,761)	(1,145)	(1,748,144)	(59,779)
ETF Shares
Issued	8,299,471	100,643	10,501,566	118,494
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(9,475,854)	(124,400)	(7,779,684)	(87,500)
Net Increase (Decrease)—ETF Shares	(1,176,383)	(23,757)	2,721,882	30,994
Admiral Shares
Issued[1]	3,229,939	28,465	5,327,904	42,120
Issued in Lieu of Cash Distributions	688,666	6,053	647,759	5,156
Redeemed	(5,100,895)	(45,719)	(3,392,317)	(26,697)
Net Increase (Decrease)—Admiral Shares	(1,182,290)	(11,201)	2,583,346	20,579
Institutional Shares
Issued	1,959,562	112,493	2,004,257	102,367
Issued in Lieu of Cash Distributions	343,567	19,520	306,680	15,790
Redeemed	(1,946,458)	(110,090)	(1,576,740)	(80,293)
Net Increase (Decrease)—Institutional Shares	356,671	21,923	734,197	37,864
1	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019, with the exception of those held by Vanguard funds and certain other institutional investors. Investor Shares—Redeemed and Admiral Shares—Issued include 57,968,000 and 13,589,000 shares, respectively, in the amount of $1,688,895,000 from the conversion during the year ended January 31, 2020.
H.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Jan. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2021 Market Value ($000)
City Office REIT Inc.	NA2	3,574	10,735	(3,318)	(7,225)	1,018	—	NA2
Host Hotels & Resorts Inc.	586,395	79,820	126,471	(42,789)	(69,699)	362	6,418	NA3
26

Real Estate Index Fund
		Current Period Transactions
	Jan. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	561,293	NA4	NA4	202	7	651	—	353,714
Vanguard Real Estate II Index Fund	7,847,621	282,501	—	—	(611,535)	163,444	—	7,399,530
Winthrop Realty Trust	—	—	—	(870)	870	—	—	—
Total	8,995,309	365,895	137,206	(46,775)	(687,582)	165,475	6,418	7,753,244
1	Does not include adjustments related to return of capital.
2	Not applicable—at January 31, 2020, and January 31, 2021, the issuer was not an affiliated company of the fund, but it was affiliated during the period.
3	Not applicable—at January 31, 2021, the security was still held, but the issuer was no longer an affiliated company of the fund.
4	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.
27

Real Estate II Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 26, 2017, Through January 31, 2021
Initial Investment of $100,000,000
		Average Annual Total Returns Periods Ended January 31, 2021
	One Year	Since Inception (9/26/2017)	Final Value of a $100,000,000 Investment
Real Estate II Index Fund	-5.70%	4.88%	$117,295,170
Real Estate Spliced Index	-5.64	4.95	117,542,030
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.55	15.15	160,368,680
Real Estate Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
28

Real Estate II Index Fund
Fund Allocation
As of January 31, 2021
Diversified Real Estate Activities	0.2%
Diversified REITs	3.6
Health Care REITs	8.8
Hotel & Resort REITs	3.1
Industrial REITs	11.0
Office REITs	7.5
Real Estate Development	0.3
Real Estate Operating Companies	0.2
Real Estate Services	3.6
Residential REITs	13.6
Retail REITs	9.3
Specialized REITs	38.8
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
29

Real Estate II Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (95.7%)
Diversified REITs (3.6%)
WP Carey Inc.	1,064,829	70,705
VEREIT Inc.	1,320,000	46,504
STORE Capital Corp.	1,474,190	45,729
PS Business Parks Inc.	126,227	17,182
Colony Capital Inc.	2,953,936	14,651
Essential Properties Realty Trust Inc.	569,695	11,861
Washington REIT	503,853	11,055
Global Net Lease Inc.	547,834	8,826
Empire State Realty Trust Inc. Class A	893,708	8,812
American Assets Trust Inc.	312,481	8,634
iStar Inc.	460,413	6,989
Alexander & Baldwin Inc.	421,126	6,367
Armada Hoffler Properties Inc.	354,455	3,810
Gladstone Commercial Corp.	207,978	3,683
One Liberty Properties Inc.	100,588	2,016
		266,824
Health Care REITs (8.8%)
Welltower Inc.	2,555,061	154,837
Ventas Inc.	2,284,346	105,240
Healthpeak Properties Inc.	3,296,041	97,728
Medical Properties Trust Inc.	3,510,923	74,116
Omega Healthcare Investors Inc.	1,389,735	50,336
Healthcare Trust of America Inc. Class A	1,338,160	37,803
Healthcare Realty Trust Inc.	833,022	24,999
Physicians Realty Trust	1,274,450	22,468
Sabra Health Care REIT Inc.	1,258,660	21,133
National Health Investors Inc.	273,398	17,727
CareTrust REIT Inc.	586,160	13,165
LTC Properties Inc.	240,428	9,290
		Shares	Market Value• ($000)
	Community Healthcare Trust Inc.	132,287	5,916
	Diversified Healthcare Trust	1,458,587	5,863
	Universal Health Realty Income Trust	80,039	4,777
	Global Medical REIT Inc.	268,854	3,371
	New Senior Investment Group Inc.	507,480	2,690
			651,459
Hotel & Resort REITs (3.1%)
	Host Hotels & Resorts Inc.	4,318,180	58,511
	MGM Growth Properties LLC Class A	804,907	25,073
	Park Hotels & Resorts Inc.	1,442,235	24,056
	Ryman Hospitality Properties Inc.	319,817	20,740
	Apple Hospitality REIT Inc.	1,298,639	16,207
	Pebblebrook Hotel Trust	801,471	14,731
	Sunstone Hotel Investors Inc.	1,320,381	14,128
	RLJ Lodging Trust	1,010,033	13,040
	Service Properties Trust	1,006,924	10,683
	Xenia Hotels & Resorts Inc.	696,454	10,078
*	DiamondRock Hospitality Co.	1,222,304	10,023
	Summit Hotel Properties Inc.	648,125	5,250
	Chatham Lodging Trust	287,089	3,075
	CorePoint Lodging Inc.	250,670	1,707
*	Hersha Hospitality Trust Class A	213,498	1,631
			228,933
Industrial REITs (11.0%)
	Prologis Inc.	4,523,346	466,809
	Duke Realty Corp.	2,268,876	89,757
	Americold Realty Trust	1,246,757	43,524
	Rexford Industrial Realty Inc.	757,917	37,093
	EastGroup Properties Inc.	240,826	32,545
	First Industrial Realty Trust Inc.	778,865	31,653
	STAG Industrial Inc.	913,199	27,213
30

Real Estate II Index Fund
		Shares	Market Value• ($000)
	Innovative Industrial Properties Inc.	132,862	24,861
	Terreno Realty Corp.	418,341	23,670
	Lexington Realty Trust	1,694,986	17,374
	Monmouth Real Estate Investment Corp.	569,959	9,877
	Industrial Logistics Properties Trust	398,968	8,462
			812,838
Office REITs (7.5%)
	Alexandria Real Estate Equities Inc.	772,171	129,038
	Boston Properties Inc.	905,272	82,624
	Vornado Realty Trust	994,843	39,555
	Kilroy Realty Corp.	634,710	35,944
	SL Green Realty Corp.	448,531	30,267
	Douglas Emmett Inc.	1,073,823	29,756
	Cousins Properties Inc.	909,670	28,691
	Highwoods Properties Inc.	636,153	23,849
	JBG SMITH Properties	737,273	22,015
	Hudson Pacific Properties Inc.	938,996	22,010
	Equity Commonwealth	744,045	21,213
	Corporate Office Properties Trust	686,987	18,047
	Piedmont Office Realty Trust Inc. Class A	771,736	11,869
	Brandywine Realty Trust	1,043,953	11,483
	Easterly Government Properties Inc.	487,561	10,702
	Paramount Group Inc.	1,085,866	9,653
	Columbia Property Trust Inc.	701,104	9,535
	Mack-Cali Realty Corp.	556,114	7,079
	Office Properties Income Trust	295,332	6,834
	Franklin Street Properties Corp.	655,711	2,695
	City Office REIT Inc.	265,698	2,503
			555,362
Residential REITs (13.6%)
	AvalonBay Communities Inc.	861,751	141,043
	Equity Residential	2,278,996	140,477
	Invitation Homes Inc.	3,431,993	101,175
	Essex Property Trust Inc.	399,271	95,669
	Mid-America Apartment Communities Inc.	700,231	92,956
	Sun Communities Inc.	601,697	86,121
	UDR Inc.	1,806,645	69,466
	Equity LifeStyle Properties Inc.	1,059,531	64,462
	Camden Property Trust	596,339	60,916
	American Homes 4 Rent Class A	1,728,101	52,240
*	Apartment Income REIT Corp.	911,444	35,337
	American Campus Communities Inc.	842,681	34,685
		Shares	Market Value• ($000)
	Independence Realty Trust Inc.	580,459	7,708
	Centerspace	78,623	5,499
	NexPoint Residential Trust Inc.	119,161	4,703
	Apartment Investment & Management Co. Class A	913,050	4,191
	UMH Properties Inc.	227,765	3,348
	Preferred Apartment Communities Inc. Class A	307,766	2,213
			1,002,209
Retail REITs (9.3%)
	Simon Property Group Inc.	1,990,758	185,001
	Realty Income Corp.	2,112,622	124,772
	Regency Centers Corp.	1,038,618	49,002
	Kimco Realty Corp.	2,648,104	43,720
	National Retail Properties Inc.	1,062,561	41,440
	Federal Realty Investment Trust	439,970	38,524
	Brixmor Property Group Inc.	1,815,254	30,732
	Spirit Realty Capital Inc.	630,942	24,329
	Agree Realty Corp.	329,720	20,838
	Weingarten Realty Investors	745,311	16,777
	Retail Properties of America Inc. Class A	1,312,382	12,087
[1]	Macerich Co.	686,163	10,773
	SITE Centers Corp.	945,395	10,485
	Retail Opportunity Investments Corp.	722,004	10,173
	Urban Edge Properties	714,238	9,849
[1]	Tanger Factory Outlet Centers Inc.	573,053	8,842
	Kite Realty Group Trust	515,665	8,220
	Acadia Realty Trust	528,225	7,659
	Getty Realty Corp.	218,344	5,801
	American Finance Trust Inc. Class A	664,218	4,836
	RPT Realty	496,542	4,593
*,1	Seritage Growth Properties Class A	225,179	4,011
	Alexander's Inc.	14,079	3,762
	Saul Centers Inc.	85,071	2,546
	Urstadt Biddle Properties Inc. Class A	183,869	2,543
	Whitestone REIT	232,860	1,816
[1]	Washington Prime Group Inc.	126,788	1,788
	Retail Value Inc.	111,172	1,735
*,2	Spirit MTA REIT	257,871	69
			686,723
Specialized REITs (38.8%)
	American Tower Corp.	2,715,909	617,489
	Crown Castle International Corp.	2,640,784	420,571
	Equinix Inc.	542,219	401,221

31

Real Estate II Index Fund
		Shares	Market Value• ($000)
	Digital Realty Trust Inc.	1,647,013	237,088
	Public Storage	963,262	219,258
	SBA Communications Corp. Class A	685,381	184,141
	Weyerhaeuser Co.	4,569,228	142,514
	Extra Space Storage Inc.	790,269	89,925
	VICI Properties Inc.	3,267,552	82,604
	Iron Mountain Inc.	1,764,325	59,405
	Gaming & Leisure Properties Inc.	1,298,442	53,405
	CyrusOne Inc.	715,601	52,203
	Lamar Advertising Co. Class A	528,941	42,728
	CubeSmart	1,186,283	41,330
	Life Storage Inc.	430,905	35,153
	CoreSite Realty Corp.	260,429	35,012
	Rayonier Inc.	835,880	25,703
	QTS Realty Trust Inc. Class A	375,353	24,436
	PotlatchDeltic Corp.	409,457	19,556
	EPR Properties	456,886	18,111
	Outfront Media Inc.	884,304	16,121
	National Storage Affiliates Trust	421,327	15,395
	Uniti Group Inc.	1,128,610	13,893
	Four Corners Property Trust Inc.	430,547	11,349
[1]	GEO Group Inc.	743,430	6,646
	Safehold Inc.	78,204	5,754
	CatchMark Timber Trust Inc. Class A	297,580	2,714
			2,873,725
Total Equity Real Estate Investment Trusts (REITs) (Cost $6,575,971)			7,078,073
Real Estate Management & Development (4.3%)
Diversified Real Estate Activities (0.2%)
	St. Joe Co.	198,409	8,829
	RMR Group Inc. Class A	93,865	3,462
*	Tejon Ranch Co.	136,121	2,168
*	Five Point Holdings LLC Class A	315,520	1,988
			16,447
Real Estate Development (0.3%)
*	Howard Hughes Corp.	252,404	21,750
*	Forestar Group Inc.	102,966	2,213
			23,963
		Shares	Market Value• ($000)
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson Holdings Inc.	790,162	13,583
*	FRP Holdings Inc.	38,205	1,650
			15,233
Real Estate Services (3.6%)
*	CBRE Group Inc. Class A	2,052,828	125,181
*	Jones Lang LaSalle Inc.	317,037	46,354
*	Redfin Corp.	578,606	41,203
*	eXp World Holdings Inc.	167,849	17,891
*	Realogy Holdings Corp.	707,082	10,041
*	Cushman & Wakefield plc	675,727	9,683
	Newmark Group Inc. Class A	919,682	6,217
*	Marcus & Millichap Inc.	144,369	5,158
	RE/MAX Holdings Inc. Class A	111,000	4,020
*	Altisource Portfolio Solutions SA	32,956	334
			266,082
Total Real Estate Management & Development (Cost $278,942)			321,725
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[3,4]	Vanguard Market Liquidity Fund, 0.107% (Cost $30,303)	303,080	30,308
Total Investments (100.4%) (Cost $6,885,216)			7,430,106
Other Assets and Liabilities—Net (-0.4%)			(30,576)
Net Assets (100%)			7,399,530
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $20,576,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $23,678,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.
32

Real Estate II Index Fund
Statement of Assets and Liabilities
As of January 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,854,913)	7,399,798
Affiliated Issuers (Cost $30,303)	30,308
Total Investments in Securities	7,430,106
Investment in Vanguard	282
Receivables for Investment Securities Sold	7,865
Receivables for Accrued Income	6,962
Total Assets	7,445,215
Liabilities
Due to Custodian	7,305
Payables for Investment Securities Purchased	14,555
Collateral for Securities on Loan	23,678
Payables to Vanguard	147
Total Liabilities	45,685
Net Assets	7,399,530
At January 31, 2021, net assets consisted of:

Paid-in Capital	6,902,425
Total Distributable Earnings (Loss)	497,105
Net Assets	7,399,530

Net Assets
Applicable to 360,944,844 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,399,530
Net Asset Value Per Share	$20.50
See accompanying Notes, which are an integral part of the Financial Statements.
33

Real Estate II Index Fund
Statement of Operations

Year Ended January 31, 2021
($000)
Investment Income
Income
Dividends	170,435
Interest[1]	54
Securities Lending—Net	969
Total Income	171,458
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,037
Management and Administrative	4,323
Marketing and Distribution	44
Custodian Fees	30
Auditing Fees	44
Shareholders’ Reports	—
Trustees’ Fees and Expenses	3
Total Expenses	5,481
Net Investment Income	165,977
Realized Net Gain (Loss)
Capital Gain Distributions Received	61,526
Investment Securities Sold[1]	(69,498)
Futures Contracts	(521)
Swap Contracts	(1,198)
Realized Net Gain (Loss)	(9,691)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(604,438)
Swap Contracts	61
Change in Unrealized Appreciation (Depreciation)	(604,377)
Net Increase (Decrease) in Net Assets Resulting from Operations	(448,091)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $54,000, $39,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
34

Real Estate II Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	165,977	193,741
Realized Net Gain (Loss)	(9,691)	31,455
Change in Unrealized Appreciation (Depreciation)	(604,377)	902,961
Net Increase (Decrease) in Net Assets Resulting from Operations	(448,091)	1,128,157
Distributions[1]
Net Investment Income	(163,444)	(199,690)
Return of Capital	(119,057)	(65,435)
Total Distributions	(282,501)	(265,125)
Capital Share Transactions
Issued	—	—
Issued in Lieu of Cash Distributions	282,501	265,125
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	282,501	265,125
Total Increase (Decrease)	(448,091)	1,128,157
Net Assets
Beginning of Period	7,847,621	6,719,464
End of Period	7,399,530	7,847,621
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.
See accompanying Notes, which are an integral part of the Financial Statements.
35

Real Estate II Index Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended January 31,			September 26, 2017[1] to January 31, 2018
	2021	2020	2019
Net Asset Value, Beginning of Period	$22.64	$20.10	$19.17	$20.00
Investment Operations
Net Investment Income[2]	.471	.571	.611	.268
Net Realized and Unrealized Gain (Loss) on Investments	(1.808)	2.752	1.176	(.834)
Total from Investment Operations	(1.337)	3.323	1.787	(.566)
Distributions
Dividends from Net Investment Income	(.465)	(.590)	(.626)	(.225)
Distributions from Realized Capital Gains	—	—	—	(.030)
Return of Capital	(.338)	(.193)	(.231)	(.009)
Total Distributions	(.803)	(.783)	(.857)	(.264)
Net Asset Value, End of Period	$20.50	$22.64	$20.10	$19.17
Total Return	-5.70%	16.78%	9.68%	-2.89%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,400	$7,848	$6,719	$6,126
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.41%	2.63%	3.22%	3.84%[3]
Portfolio Turnover Rate	4%	3%	23%	1%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
36

Real Estate II Index Fund
Notes to Financial Statements
Vanguard Real Estate II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is a wholly owned subsidiary of Vanguard Real Estate Index Fund (“Real Estate Index Fund”), and at January 31, 2021, the Real Estate Index Fund was the record and beneficial owner of 100% of the fund’s net assets. As part of the Real Estate Index Fund’s principal investment strategy, it attempts to replicate the benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through the fund—in the stocks that make up the index.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of
37

Real Estate II Index Fund
the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2021.
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open swap contracts at January 31, 2021.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
38

Real Estate II Index Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund
39

Real Estate II Index Fund
Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2021, the fund had contributed to Vanguard capital in the amount of $282,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
40

Real Estate II Index Fund
The following table summarizes the market value of the fund's investments as of January 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	7,399,729	—	69	7,399,798
Temporary Cash Investments	30,308	—	—	30,308
Total	7,430,037	—	69	7,430,106
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(39,799)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	523,479
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income	163,444	199,690
Long-Term Capital Gains	—	—
Return of Capital	119,057	65,435
Total	282,501	265,125
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Real Estate II Index Fund
As of January 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,906,627
Gross Unrealized Appreciation	1,454,893
Gross Unrealized Depreciation	(931,414)
Net Unrealized Appreciation (Depreciation)	523,479
E.	During the year ended January 31, 2021, the fund purchased $549,160,000 of investment securities and sold $247,945,000 of investment securities, other than temporary cash investments.
F.	Capital shares issued and redeemed were:

	Year Ended January 31,
	2021 Shares (000)	2020 Shares (000)

Issued	—	—
Issued in Lieu of Cash Distributions	14,371	12,285
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	14,371	12,285
G.	Management has determined that no events or transactions occurred subsequent to January 31, 2021, that would require recognition or disclosure in these financial statements.
42

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Real Estate Index Fund and Vanguard Real Estate II Index Fund
Opinions on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Vanguard Real Estate Index Fund (one of the funds constituting Vanguard Specialized Funds) and Vanguard Real Estate II Index Fund (one of the funds constituting Vanguard Fixed Income Securities Funds) (hereafter collectively referred to as the “Funds”) as of January 31, 2021, the related statements of operations for the year ended January 31, 2021, the statements of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
43

Special 2020 tax information (unaudited) for Vanguard Real Estate Index Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $34,194,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $1,341,802,000 of qualified business income to shareholders during the fiscal year.

Special 2020 tax information (unaudited) for Vanguard Real Estate II Index Fund
This information for the fiscal year ended January 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $4,016,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $159,428,000 of qualified business income to shareholders during the fiscal year.
44

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Director (2017–present) of i(x) Investments, LLC. Rubenstein Fellow (2017–2020) of Duke University. Trustee (2017–present) of Amherst College and member (2019–present) of Amherst College Investment Committee.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.
Q1230 032021

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended January 31, 2021: $461,000
Fiscal Year Ended January 31, 2020: $428,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2021: $10,761,407
Fiscal Year Ended January 31, 2020: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended January 31, 2021: $2,915,863
Fiscal Year Ended January 31, 2020: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended January 31, 2021: $247,168
Fiscal Year Ended January 31, 2020: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended January 31, 2021: $115,000
Fiscal Year Ended January 31, 2020: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2021: $362,168
Fiscal Year Ended January 31, 2020: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (16.8%)
U.S. Government Securities (11.6%)
	U.S. Treasury Note/Bond	0.125%	6/30/22	150,000	150,047
[1,2]	U.S. Treasury Note/Bond	0.125%	7/31/22	400,000	400,125
	U.S. Treasury Note/Bond	0.125%	8/31/22	500,000	500,156
	U.S. Treasury Note/Bond	0.125%	9/30/22	500,000	500,078
[3]	U.S. Treasury Note/Bond	0.125%	10/31/22	1,000,000	1,000,156
	U.S. Treasury Note/Bond	0.125%	11/30/22	500,000	500,156
	U.S. Treasury Note/Bond	0.125%	12/31/22	500,000	500,078
	U.S. Treasury Note/Bond	0.125%	10/15/23	250,000	249,766
	U.S. Treasury Note/Bond	0.125%	12/15/23	800,000	799,000
	U.S. Treasury Note/Bond	0.125%	1/15/24	1,000,000	998,438
[4]	U.S. Treasury Note/Bond	1.500%	11/30/24	350,000	366,242
[2]	U.S. Treasury Note/Bond	0.500%	3/31/25	250,000	251,875
	U.S. Treasury Note/Bond	0.250%	9/30/25	400,000	397,375
[3,4]	U.S. Treasury Note/Bond	0.250%	10/31/25	1,200,000	1,191,563
	U.S. Treasury Note/Bond	0.375%	11/30/25	200,000	199,625
	U.S. Treasury Note/Bond	0.375%	12/31/25	125,000	124,707
[1,4]	U.S. Treasury Note/Bond	0.500%	10/31/27	127,000	125,075
	U.S. Treasury Note/Bond	0.625%	12/31/27	180,000	178,425
	U.S. Treasury Note/Bond	0.875%	11/15/30	175,000	171,691
					8,604,578
Conventional Mortgage-Backed Securities (4.7%)
[5,6]	Ginnie Mae	2.000%	3/18/51	328,000	340,044
[5,6,7]	UMBS Pool	2.000%	3/11/51–4/14/51	3,072,500	3,166,438
					3,506,482
Nonconventional Mortgage-Backed Securities (0.5%)
[5,7,8]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.690%	2/1/37	345	360
[5,7,8]	Fannie Mae Pool, 12M USD LIBOR + 1.750%	2.305%	9/1/32	136	144
[5,7,8]	Fannie Mae Pool, 12M USD LIBOR + 1.760%	2.807%	8/1/37	275	288
[5,7,8]	Fannie Mae Pool, 12M USD LIBOR + 1.785%	2.410%	8/1/33	818	861
[5,7,8]	Fannie Mae Pool, 12M USD LIBOR + 1.785%	2.535%	8/1/33	467	481
[5,7,8]	Fannie Mae Pool, 12M USD LIBOR + 1.800%	2.708%	7/1/33	1,263	1,308
[5,7,8]	Fannie Mae Pool, 12M USD LIBOR + 1.960%	2.710%	5/1/33	77	77
[5,7,8]	Fannie Mae Pool, 1YR CMT + 2.000%	2.125%	12/1/32	150	155
[5,7,8]	Fannie Mae Pool, 1YR CMT + 2.125%	2.705%	6/1/33	745	776
[5,7,8]	Fannie Mae Pool, 1YR CMT + 2.185%	2.560%	7/1/32	59	59
[5,7,8]	Fannie Mae Pool, 1YR CMT + 2.210%	3.348%	5/1/33	953	1,014
[5,7]	Fannie Mae REMICS	1.750%	11/25/32	19,787	20,116
[5,7]	Fannie Mae REMICS	2.100%	4/25/43	9,242	9,410
[5,7]	Fannie Mae REMICS	2.250%	7/25/43–6/25/44	12,315	12,613
[5,7]	Fannie Mae REMICS	2.500%	6/25/40–1/25/50	30,070	31,109
[5,7]	Fannie Mae REMICS	3.000%	9/25/49	14,615	15,327
[5,7]	Fannie Mae REMICS	3.500%	12/25/45	7,318	7,946
[5,7,8]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	2.536%	8/1/37	1,056	1,116
[5,7,8]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.893%	2.393%	9/1/32	618	639
[5,7,8]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	2.461%	10/1/32	166	178
[5,7,8]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	2.586%	8/1/33	370	395
[5,7,8]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	3.961%	2/1/33	59	61
[5,7,8]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.500%	8/1/32	245	261
[5,7,8]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.513%	8/1/32	428	443
[5,7,8]	Freddie Mac Non Gold Pool, 1YR CMT + 2.254%	2.379%	9/1/32	32	32
[5,7]	Freddie Mac REMICS	2.000%	7/15/42	16,500	17,040
[5,7]	Freddie Mac REMICS	2.250%	4/15/43–6/15/44	24,297	24,967
[5,7]	Freddie Mac REMICS	2.500%	10/25/48–12/25/49	49,005	51,123
[5,7]	Freddie Mac REMICS	2.750%	10/25/49	7,206	7,590
[5,7]	Freddie Mac REMICS	3.000%	10/15/45–7/25/49	49,933	52,380
[5,7]	Freddie Mac REMICS	3.500%	5/15/40–12/25/49	17,828	18,738
[5,7]	Freddie Mac REMICS	6.500%	5/15/24	7,465	7,910
[5]	Ginnie Mae	2.500%	11/20/47–9/20/49	9,061	9,403
1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	Ginnie Mae	2.750%	9/20/45–5/20/46	43,343	44,176
[5]	Ginnie Mae	3.000%	3/20/41–12/20/47	10,118	10,490
					348,986
Total U.S. Government and Agency Obligations (Cost $12,450,624)					12,460,046
Asset-Backed/Commercial Mortgage-Backed Securities (11.1%)
[5]	Ally Auto Receivables Trust Class A4 Series 2019-1	3.020%	4/15/24	6,300	6,552
[5]	Ally Auto Receivables Trust Class A4 Series 2019-4	1.920%	1/15/25	8,150	8,372
[5,9]	American Homes 4 Rent Trust Class A Series 2014-SFR2	3.786%	10/17/36	12,022	12,802
[5,9]	American Homes 4 Rent Trust Class A Series 2014-SFR3	3.678%	12/17/36	16,417	17,453
[5,9]	American Homes 4 Rent Trust Class A Series 2015-SFR1	3.467%	4/17/52	14,437	15,284
[5,9]	American Homes 4 Rent Trust Class A Series 2015-SFR2	3.732%	10/17/52	6,410	6,883
[5,9]	American Homes 4 Rent Trust Class B Series 2014-SFR2	4.290%	10/17/36	3,360	3,606
[5,9]	American Homes 4 Rent Trust Class B Series 2015-SFR2	4.295%	10/17/52	2,830	3,082
[5]	AmeriCredit Automobile Receivables Trust Class B Series 2020-2	0.970%	2/18/26	5,670	5,731
[5]	AmeriCredit Automobile Receivables Trust Class C Series 2020-2	1.480%	2/18/26	7,730	7,921
[5]	AmeriCredit Automobile Receivables Trust Class D Series 2016-3	2.710%	9/8/22	9,753	9,774
[5]	Americredit Automobile Receivables Trust Class D Series 2018-2	4.010%	7/18/24	19,450	20,702
[5]	Americredit Automobile Receivables Trust Class D Series 2019-1	3.620%	3/18/25	21,620	22,997
[5]	AmeriCredit Automobile Receivables Trust Class D Series 2020-2	2.130%	3/18/26	7,990	8,282
[5]	AmeriCredit Automobile Receivables Trust Class D Series 2020-3	1.490%	9/18/26	5,020	5,114
[5,9]	AOA Mortgage Trust Class A Series 2015-1177	2.957%	12/13/29	13,390	13,412
[5,9]	Applebee's Funding LLC / IHOP Funding LLC Class A2I Series 2019-1A	4.194%	6/7/49	5,027	5,056
[5,9]	ARL Second LLC Class A1 Series 2014-1A	2.920%	6/15/44	7,783	7,713
[5,8,9]	Aventura Mall Trust Class A Series 2018-AVM	4.112%	7/5/40	1,680	1,913
[5,9]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2017-1A	3.070%	9/20/23	7,640	7,891
[5,9]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2019-1A	3.450%	3/20/23	19,930	20,422
[5]	BAMLL Commercial Mortgage Securities Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	4,760	5,374
[5,9]	BAMLL Commercial Mortgage Securities Trust Class AMP Series 2019-BPR	3.287%	11/5/32	13,820	13,733
[5]	Banc of America Commercial Mortgage Trust Class A3 Series 2015-UBS7	3.441%	9/15/48	6,999	7,621
[5,8]	Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7	4.359%	9/15/48	1,600	1,399
[5,8]	Banc of America Funding Trust Class 2A2 Series 2006-H	3.154%	9/20/46	5,541	4,351
[5]	BANK Class A4 Series 2017-BNK4	3.625%	5/15/50	3,890	4,417
[5]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	830	913
[5]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	5,500	6,237
[5,8]	BANK Class A4 Series 2018-BN12	4.255%	5/15/61	9,940	11,716
[5]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	3,120	3,527
[5]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	3,080	3,453
[5]	BANK Class ASB Series 2018-BN14	4.185%	9/15/60	6,680	7,697
[5]	BANK Class ASB Series 2019-BN17	3.623%	4/15/52	7,533	8,552
[5,8]	Bank of America Mortgage Trust Class A2 Series 2002-J	3.593%	9/25/32	14	14
[5,8]	Bear Stearns ARM Trust Class 1A1 Series 2007-3	3.798%	5/25/47	6,935	5,983
[5,8]	Bear Stearns ARM Trust Class 2A1 Series 2006-4	2.966%	10/25/36	8,578	8,043
[5]	Benchmark Mortgage Trust Class A4 Series 2018-B6	4.261%	10/10/51	11,410	13,596
[5]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/53	17,390	18,943
[5,8]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	5,990	6,796
[5]	Benchmark Mortgage Trust Class ASB Series 2019-B10	3.615%	3/15/62	8,042	9,119
[5,8]	Brazos Higher Education Authority Inc. Class A16 Series 2005-3, 3M USD LIBOR + 0.200%	0.451%	6/25/26	4,354	4,348
[5,8]	Brazos Higher Education Authority Inc. Class A2 Series 2011-1, 3M USD LIBOR + 0.800%	1.007%	2/25/30	10,940	10,960
[5,9]	BX Trust Class A Series 2019-OC11	3.202%	12/9/41	16,600	18,273
[5,9]	Canadian Pacer Auto Receivables Trust Class A3 Series 2018-2A	3.270%	12/19/22	2,570	2,594
[5,9]	Canadian Pacer Auto Receivables Trust Class A3 Series 2020-1A	1.830%	7/19/24	31,730	32,286
[5,9]	Canadian Pacer Auto Receivables Trust Class A4 Series 2018-1A	3.220%	9/19/22	6,911	6,959
[5,9]	Canadian Pacer Auto Receivables Trust Class A4 Series 2018-2A	3.440%	8/21/23	2,080	2,139
[5,9]	Canadian Pacer Auto Receivables Trust Class A4 Series 2019-1A	2.960%	6/19/24	4,170	4,334
[5,9]	Canadian Pacer Auto Receivables Trust Class A4 Series 2020-1A	1.890%	3/19/25	6,810	6,963
2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	Capital One Prime Auto Receivables Trust Class A3 Series 2019-1	2.510%	11/15/23	37,924	38,519
[5]	Capital One Prime Auto Receivables Trust Class A3 Series 2020-1	1.600%	11/15/24	104,270	106,382
[5]	Capital One Prime Auto Receivables Trust Class A4 Series 2019-1	2.560%	10/15/24	13,130	13,648
[5]	Capital One Prime Auto Receivables Trust Class A4 Series 2020-1	1.630%	8/15/25	25,320	26,055
[5]	Carmax Auto Owner Trust Class A3 Series 2019-4	2.020%	11/15/24	49,210	50,404
[5]	CarMax Auto Owner Trust Class A4 Series 2018-3	3.270%	3/15/24	5,910	6,171
[5]	CarMax Auto Owner Trust Class A4 Series 2018-4	3.480%	2/15/24	6,780	7,130
[5]	CarMax Auto Owner Trust Class A4 Series 2019-3	2.300%	4/15/25	7,570	7,932
[5]	CarMax Auto Owner Trust Class A4 Series 2019-4	2.130%	7/15/25	13,790	14,405
[5]	Carmax Auto Owner Trust Class A4 Series 2020-1	2.030%	6/16/25	12,860	13,467
[5]	CarMax Auto Owner Trust Class B Series 2017-4	2.460%	8/15/23	4,830	4,919
[5]	CarMax Auto Owner Trust Class B Series 2018-1	2.830%	9/15/23	19,890	20,435
[5]	CarMax Auto Owner Trust Class B Series 2018-2	3.370%	10/16/23	4,755	4,937
[5]	CarMax Auto Owner Trust Class B Series 2018-4	3.670%	5/15/24	5,940	6,281
[5]	CarMax Auto Owner Trust Class B Series 2019-3	2.500%	4/15/25	9,610	10,087
[5]	CarMax Auto Owner Trust Class B Series 2020-3	1.090%	3/16/26	7,740	7,865
[5]	CarMax Auto Owner Trust Class C Series 2017-4	2.700%	10/16/23	4,830	4,917
[5]	CarMax Auto Owner Trust Class C Series 2018-1	2.950%	11/15/23	6,170	6,351
[5]	CarMax Auto Owner Trust Class C Series 2018-2	3.570%	12/15/23	6,860	7,123
[5]	CarMax Auto Owner Trust Class C Series 2018-4	3.850%	7/15/24	4,030	4,278
[5]	CarMax Auto Owner Trust Class C Series 2019-4	2.600%	9/15/25	4,240	4,457
[5]	CarMax Auto Owner Trust Class C Series 2020-3	1.690%	4/15/26	4,840	4,990
[5]	CarMax Auto Owner Trust Class C Series 2020-4	1.300%	8/17/26	6,190	6,281
[5]	CarMax Auto Owner Trust Class D Series 2018-2	3.990%	4/15/25	5,300	5,525
[5]	CarMax Auto Owner Trust Class D Series 2018-4	4.150%	4/15/25	2,730	2,900
[5]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	3,650	3,972
[5]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	5,355	6,081
[5,8]	CD Mortgage Trust Class A4 Series 2017-CD4	3.514%	5/10/50	6,310	7,127
[5]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	6,715	7,590
[5,8]	CD Mortgage Trust Class C Series 2016-CD1	3.631%	8/10/49	6,299	6,115
[5]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	25,764	28,398
[5,8,9]	CFCRE Commercial Mortgage Trust Class AJ Series 2011-C2	5.739%	12/15/47	14,930	15,248
[5,9]	Chesapeake Funding II LLC Class A1 Series 2018-1A	3.040%	4/15/30	9,462	9,586
[5,9]	Chesapeake Funding II LLC Class A1 Series 2018-1A	2.940%	4/15/31	21,022	21,388
[5,8]	CHL Mortgag Class 3A1 Series 2007-HYB2 Pass-Through Trust	2.970%	2/25/47	5,196	4,106
[5,8]	CHL Mortgage Class 1A1 Series 2006-HYB1 Pass-Through Trust	2.643%	3/20/36	4,504	3,804
[5]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC23	3.356%	7/10/47	10,304	11,089
[5]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC25	3.372%	10/10/47	18,100	19,629
[5]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-P8	3.203%	9/15/50	2,641	2,897
[5]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC11	3.093%	4/10/46	6,350	6,653
[5,8]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC15	4.371%	9/10/46	3,786	4,109
[5]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC19	4.023%	3/10/47	19,843	21,661
[5]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC21	3.575%	5/10/47	3,116	3,301
[5]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC23	3.622%	7/10/47	25,685	28,097
[5]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC25	3.635%	10/10/47	41,551	45,555
[5]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	28,538	31,929
[5]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	4,800	5,450
[5]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-P8	3.465%	9/15/50	4,683	5,301
[5,8]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-C5	4.228%	6/10/51	8,750	10,345
[5]	Citigroup Commercial Mortgage Trust Class A5 Series 2014-GC21	3.855%	5/10/47	41,720	45,791
[5]	Citigroup Commercial Mortgage Trust Class A5 Series 2015-GC27	3.137%	2/10/48	38,271	41,575
[5,9]	Citigroup Commercial Mortgage Trust Class AS Series 2012-GC8	3.683%	9/10/45	2,100	2,161
[5]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC23	3.863%	7/10/47	12,426	13,501
[5,8]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC23	4.175%	7/10/47	5,394	5,817
[5]	Citigroup Commercial Mortgage Trust Class B Series 2017-P8	4.192%	9/15/50	9,500	10,572
[5,8]	Citigroup Commercial Mortgage Trust Class C Series 2014-GC23	4.431%	7/10/47	6,380	6,733
[5,8]	Citigroup Commercial Mortgage Trust Class C Series 2015-GC33	4.574%	9/10/58	4,000	3,985
[5,8]	Citigroup Commercial Mortgage Trust Class C Series 2017-P8	4.267%	9/15/50	9,500	9,901
[5,8]	Citigroup Mortgage Loan Trust Class 2A1A Series 2007-AR8	3.384%	7/25/37	360	336
[5,8,9]	COMM 2013-CCRE9 Mortgage Trust Class AM Series 2013-CR9	4.243%	7/10/45	11,250	11,890
[5,8,9]	COMM Mortgage Trust Class A Series 2014-277P	3.611%	8/10/49	33,245	36,121
3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5,8,9]	COMM Mortgage Trust Class A2 Series 2013-SFS	2.987%	4/12/35	8,900	9,014
[5]	COMM Mortgage Trust Class A2 Series 2014-CR15	2.928%	2/10/47	4,956	4,979
[5]	COMM Mortgage Trust Class A3 Series 2012-CR4	2.853%	10/15/45	10,904	11,252
[5]	COMM Mortgage Trust Class A3 Series 2013-CR11	3.983%	8/10/50	13,316	14,362
[5]	COMM Mortgage Trust Class A3 Series 2013-CR12	3.765%	10/10/46	7,416	7,886
[5]	COMM Mortgage Trust Class A3 Series 2014-CR14	3.955%	2/10/47	1,915	2,072
[5]	COMM Mortgage Trust Class A3 Series 2014-CR20	3.326%	11/10/47	21,620	23,313
[5]	COMM Mortgage Trust Class A4 Series 2012-CR2	3.147%	8/15/45	2,925	3,005
[5]	COMM Mortgage Trust Class A4 Series 2012-CR5	2.771%	12/10/45	2,640	2,723
[5]	COMM Mortgage Trust Class A4 Series 2013-CR11	4.258%	8/10/50	43,975	47,946
[5]	COMM Mortgage Trust Class A4 Series 2013-CR12	4.046%	10/10/46	41,902	45,543
[5,8]	COMM Mortgage Trust Class A4 Series 2013-CR13	4.194%	11/10/46	18,117	19,825
[5]	COMM Mortgage Trust Class A4 Series 2013-CR8	3.334%	6/10/46	1,580	1,668
[5,8]	COMM Mortgage Trust Class A4 Series 2013-CR9	4.219%	7/10/45	12,916	13,964
[5]	COMM Mortgage Trust Class A4 Series 2013-LC6	2.941%	1/10/46	3,290	3,417
[5,8]	COMM Mortgage Trust Class A4 Series 2014-CR14	4.236%	2/10/47	18,995	20,841
[5,8]	COMM Mortgage Trust Class A4 Series 2014-CR15	4.074%	2/10/47	20,250	22,196
[5]	COMM Mortgage Trust Class A4 Series 2014-CR17	3.700%	5/10/47	1,876	2,028
[5]	COMM Mortgage Trust Class A4 Series 2014-CR18	3.550%	7/15/47	9,248	9,945
[5]	COMM Mortgage Trust Class A4 Series 2015-CR25	3.759%	8/10/48	15,527	17,457
[5]	COMM Mortgage Trust Class A4 Series 2015-CR26	3.630%	10/10/48	22,007	24,678
[5]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	11,974	13,433
[5]	COMM Mortgage Trust Class A4 Series 2015-LC19	3.183%	2/10/48	9,930	10,842
[5,8]	COMM Mortgage Trust Class A5 Series 2013-CR8	3.612%	6/10/46	40,399	42,996
[5]	COMM Mortgage Trust Class A5 Series 2013-LC13	4.205%	8/10/46	13,605	14,743
[5]	COMM Mortgage Trust Class A5 Series 2014-CR17	3.977%	5/10/47	47,740	52,628
[5]	COMM Mortgage Trust Class A5 Series 2014-CR18	3.828%	7/15/47	30,571	33,662
[5]	COMM Mortgage Trust Class A5 Series 2014-LC17	3.917%	10/10/47	11,922	13,144
[5]	COMM Mortgage Trust Class A5 Series 2015-CR22	3.309%	3/10/48	36,015	39,596
[5]	COMM Mortgage Trust Class A5 Series 2015-CR24	3.696%	8/10/48	11,921	13,378
[5]	COMM Mortgage Trust Class AM Series 2012-CR2	3.791%	8/15/45	4,100	4,210
[5,9]	COMM Mortgage Trust Class AM Series 2012-CR3	3.416%	10/15/45	12,316	12,530
[5]	COMM Mortgage Trust Class AM Series 2012-CR4	3.251%	10/15/45	1,990	2,016
[5,9]	COMM Mortgage Trust Class AM Series 2013-CR6	3.147%	3/10/46	17,360	18,043
[5,8,9]	COMM Mortgage Trust Class AM Series 2013-LC13	4.557%	8/10/46	18,565	20,171
[5,8]	COMM Mortgage Trust Class AM Series 2014-CR15	4.426%	2/10/47	13,450	14,724
[5]	COMM Mortgage Trust Class AM Series 2014-CR17	4.174%	5/10/47	27,380	29,767
[5,9]	COMM Mortgage Trust Class B Series 2013-CR6	3.397%	3/10/46	2,380	2,418
[5,8,9]	COMM Mortgage Trust Class C Series 2013-CR9	4.243%	7/10/45	12,690	10,812
[5,8]	COMM Mortgage Trust Class C Series 2014-CR17	4.783%	5/10/47	10,175	10,092
[5,8]	COMM Mortgage Trust Class C Series 2015-CR27	4.454%	10/10/48	8,118	8,972
[5,7,8,9]	Connecticut Avenue Securities Trust Class 2M1 Series 2020-R07, 1M USD LIBOR + 0.750%	0.880%	1/25/40	41,962	41,978
[5]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C2	3.504%	6/15/57	18,210	20,103
[5]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C4	3.808%	11/15/48	41,832	47,000
[5]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	57,943	64,819
[5,8]	CSAIL Commercial Mortgage Trust Class C Series 2015-C3	4.375%	8/15/48	10,600	9,533
[5,8]	CSAIL Commercial Mortgage Trust Class C Series 2016-C5	4.630%	11/15/48	7,660	7,519
[5]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	31,390	37,667
[5]	DBJPM Mortgage Trust Class A5 Series 17-C6	3.328%	6/10/50	3,540	3,973
[5,9]	DLL LLC Class A4 Series 2019-MT3	2.150%	9/21/26	5,810	5,968
[5]	Drive Auto Receivables Trust Class B Series 2020-2	1.420%	3/17/25	6,950	7,044
[5]	Drive Auto Receivables Trust Class C Series 2018-3	3.720%	9/16/24	5,168	5,182
[5]	Drive Auto Receivables Trust Class C Series 2018-5	3.990%	1/15/25	28,496	28,965
[5]	Drive Auto Receivables Trust Class C Series 2020-2	2.280%	8/17/26	5,790	5,999
[5,9]	Drive Auto Receivables Trust Class D Series 2016-CA	4.180%	3/15/24	10,421	10,520
[5]	Drive Auto Receivables Trust Class D Series 2017-1	3.840%	3/15/23	804	813
[5]	Drive Auto Receivables Trust Class D Series 2018-3	4.300%	9/16/24	16,140	16,670
[5]	Drive Auto Receivables Trust Class D Series 2018-5	4.300%	4/15/26	26,460	27,906
[5]	Drive Auto Receivables Trust Class D Series 2019-2	3.690%	8/17/26	15,870	16,848
[5]	Drive Auto Receivables Trust Class D Series 2019-4	2.700%	2/16/27	5,010	5,216
4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	Drive Auto Receivables Trust Class D Series 2020-1	2.700%	5/17/27	5,010	5,200
[5]	Drive Auto Receivables Trust Class D Series 2020-2	3.050%	5/15/28	6,160	6,502
[5,8,9]	Edsouth Indenture No. 9 LLC Class A Series 2015-1, 1M USD LIBOR + 0.800%	0.930%	10/25/56	11,623	11,630
[5,8,9]	EDvestinU Private Education Loan Issue No. 1 LLC Class A Series 2019-A	3.580%	11/25/38	6,653	7,037
[5,9]	ELFI Graduate Loan Program LLC Class A2 Series 2018-A	3.430%	8/25/42	11,448	11,831
[5,9]	Enterprise Fleet Financing LLC Class A2 Series 2019-1	2.980%	10/20/24	4,689	4,751
[5,9]	Enterprise Fleet Financing LLC Class A2 Series 2020-1	1.780%	12/22/25	51,126	51,918
[5,9]	Fair Square Issuance Trust Class A Series 2020-AA	2.900%	9/20/24	14,400	14,601
[5,8]	First Horizon Mortgage Class 1A1 Series 2006-AR3 Pass-Through Trust	2.506%	11/25/36	3,007	2,383
[5,8]	First Horizon Mortgage Class 1A1 Series 2006-AR4 Pass-Through Trust	2.836%	1/25/37	5,325	3,918
[5,9]	FirstKey Homes Trust Class A Series FKH 2020-SFR2	1.266%	10/19/37	11,700	11,742
[5]	Ford Credit Auto Lease Trust Class B Series 2020-B	1.000%	11/15/23	14,470	14,624
[5]	Ford Credit Auto Lease Trust Class C Series 2020-B	1.700%	2/15/25	9,840	10,025
[5]	Ford Credit Auto Lease Trust Class C Series 2021-A	0.780%	9/15/25	6,990	6,992
[5,9]	Ford Credit Auto Owner Trust Class A Series 2017-2	2.360%	3/15/29	8,485	8,770
[5,9]	Ford Credit Auto Owner Trust Class A Series 2018-1	3.190%	7/15/31	87,670	96,257
[5,9]	Ford Credit Auto Owner Trust Class A Series 2018-2	3.470%	1/15/30	19,600	21,068
[5,9]	Ford Credit Auto Owner Trust Class A Series 2020-1	2.040%	8/15/31	21,100	22,252
[5]	Ford Credit Auto Owner Trust Class A4 Series 2019-A	2.850%	8/15/24	26,820	28,180
[5,9]	Ford Credit Auto Owner Trust Class B Series 2018-1	3.340%	7/15/31	20,100	22,039
[5,9]	Ford Credit Auto Owner Trust Class B Series 2018-2	3.610%	1/15/30	16,295	17,485
[5,9]	Ford Credit Auto Owner Trust Class B Series 2020-1	2.290%	8/15/31	20,070	21,185
[5,9]	Ford Credit Auto Owner Trust Class B Series 2020-2	1.490%	4/15/33	6,100	6,262
[5]	Ford Credit Auto Owner Trust Class B Series 2020-B	1.190%	1/15/26	15,500	15,774
[5,9]	Ford Credit Auto Owner Trust Class C Series 2017-2	2.750%	3/15/29	13,976	14,430
[5,9]	Ford Credit Auto Owner Trust Class C Series 2018-2	3.760%	1/15/30	7,305	7,835
[5]	Ford Credit Auto Owner Trust Class C Series 2019-A	3.250%	9/15/25	10,980	11,557
[5,9]	Ford Credit Auto Owner Trust Class C Series 2020-1	2.540%	8/15/31	17,874	18,986
[5]	Ford Credit Auto Owner Trust Class C Series 2020-B	2.040%	12/15/26	8,650	8,949
[5]	Ford Credit Auto Owner Trust Class C Series 2020-C	1.040%	5/15/28	4,930	4,958
[5]	Ford Credit Floorplan Master Owner Trust A Class A Series 2019-4	2.440%	9/15/26	35,322	37,717
[5]	Ford Credit Floorplan Master Owner Trust A Class A1 Series 2019-3	2.230%	9/15/24	15,159	15,631
[5]	Ford Credit Floorplan Master Owner Trust A Class B Series 2019-3	2.420%	9/15/24	3,470	3,584
[5]	Ford Credit Floorplan Master Owner Trust A Class B Series 2020-1	0.980%	9/15/25	9,700	9,772
[5]	Ford Credit Floorplan Master Owner Trust A Class C Series 2020-1	1.420%	9/15/25	10,430	10,505
[5]	Ford Credit Floorplan Master Owner Trust A Class D Series 2020-1	2.120%	9/15/25	14,670	14,776
[5,7,8,9]	Freddie Mac STACR REMIC Trust Class M1 Series 2020-DNA1, 1M USD LIBOR + 0.700%	0.830%	1/25/50	8,262	8,267
[5,7,8,9]	Freddie Mac STACR REMIC Trust Class M1 Series 2020-DNA2, 1M USD LIBOR + 0.750%	0.880%	2/25/50	42,328	42,348
[5,7,8,9]	Freddie Mac STACR REMIC Trust Class M1 Series 2020-HQA1, 1M USD LIBOR + 0.750%	0.880%	1/25/50	4,934	4,934
[5,9]	Global SC Finance VII Srl Class A Series 2020-2A	2.260%	11/19/40	16,097	16,341
[5]	GM Financial Automobile Leasing Trust Class B Series 2020-1	1.840%	12/20/23	14,540	14,792
[5]	GM Financial Automobile Leasing Trust Class B Series 2020-2	1.560%	7/22/24	5,420	5,515
[5]	GM Financial Automobile Leasing Trust Class C Series 2020-1	2.040%	12/20/23	9,700	9,916
[5]	GM Financial Automobile Leasing Trust Class C Series 2020-2	2.560%	7/22/24	4,545	4,730
[5]	GM Financial Automobile Leasing Trust Class D Series 2020-1	2.280%	6/20/24	6,680	6,823
[5]	GM Financial Automobile Leasing Trust Class D Series 2020-2	3.210%	12/20/24	6,470	6,788
[5]	GM Financial Automobile Leasing Trust Class D Series 2020-3	1.710%	2/20/25	9,900	10,037
[5]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2018-4	3.320%	6/17/24	6,690	7,001
[5]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2019-4	1.760%	1/16/25	5,070	5,234
[5,9]	GM Financial Consumer Automobile Receivables Trust Class B Series 2017-3A	2.330%	3/16/23	2,650	2,674
[5]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-3	0.810%	1/16/26	5,700	5,718
[5]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-4	0.730%	3/16/26	7,010	7,020
5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-3	1.370%	1/16/26	2,200	2,229
[5]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-4	1.050%	5/18/26	2,710	2,717
[5]	GM Financial Consumer Automobile Receivables Trust Class D Series 2020-3	1.910%	9/16/27	3,400	3,404
[5]	GM Financial Securitized Term Class B Series 2021-1	0.750%	5/17/27	3,250	3,263
[5]	GM Financial Securitized Term Class C Series 2021-1	1.040%	5/17/27	2,150	2,158
[5,8]	GMACM Mortgage Loan Trust Class 3A1 Series 2005-AR6	3.040%	11/19/35	826	744
[5,9]	GMF Floorplan Owner Revolving Trust Class A Series 2019-1	2.700%	4/15/24	13,920	14,331
[5,9]	GMF Floorplan Owner Revolving Trust Class A Series 2020-2	0.690%	10/15/25	56,520	56,946
[5,9]	GMF Floorplan Owner Revolving Trust Class B Series 2020-1	1.030%	8/15/25	3,940	3,986
[5,9]	GMF Floorplan Owner Revolving Trust Class B Series 2020-2	0.960%	10/15/25	8,220	8,291
[5,9]	GMF Floorplan Owner Revolving Trust Class C Series 2020-1	1.480%	8/15/25	3,210	3,266
[5,9]	GMF Floorplan Owner Revolving Trust Class C Series 2020-2	1.310%	10/15/25	5,800	5,868
[5,9]	Golden Credit Card Trust Class A Series 2018-4A	3.440%	8/15/25	24,560	26,453
[5,8,9]	Gosforth Funding plc Class A1 Series 2018-1A, 3M USD LIBOR + 0.450%	0.657%	8/25/60	5,130	5,134
[5,9]	GreatAmerica Leasing Receivables Funding LLC Class A4 Series 2019-1	3.210%	2/18/25	5,260	5,489
[5,9]	GS Mortgage Securities Corp. II Class A Series 2012-BWTR	2.954%	11/5/34	36,047	36,464
[5,8]	GS Mortgage Securities Corp. II Class A5 Series 2018-GS10	4.155%	7/10/51	8,565	10,053
[5,9]	GS Mortgage Securities Corp. Trust Class A Series 2012-ALOHA	3.551%	4/10/34	32,716	33,187
[5]	GS Mortgage Securities Trust Class A3 Series 2015-GC34	3.244%	10/10/48	9,961	10,708
[5]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	7,556	8,489
[5]	GS Mortgage Securities Trust Class A4 Series 2013-GC12	3.135%	6/10/46	13,060	13,647
[5]	GS Mortgage Securities Trust Class A4 Series 2013-GCJ14	3.955%	8/10/46	22,020	23,064
[5]	GS Mortgage Securities Trust Class A4 Series 2014-GC26	3.364%	11/10/47	19,370	20,847
[5]	GS Mortgage Securities Trust Class A4 Series 2015-GC28	3.136%	2/10/48	38,907	41,653
[5]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	12,225	13,464
[5]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	4,636	5,196
[5]	GS Mortgage Securities Trust Class A4 Series 2015-GC34	3.506%	10/10/48	17,922	19,944
[5]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	11,930	13,015
[5,8]	GS Mortgage Securities Trust Class A4 Series 2018-GS9	3.992%	3/10/51	4,990	5,811
[5]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	3,920	4,389
[5]	GS Mortgage Securities Trust Class A4 Series 2019-GC42	3.001%	9/1/52	8,000	8,852
[5,8]	GS Mortgage Securities Trust Class A5 Series 2013-GC13	4.051%	7/10/46	22,934	24,686
[5]	GS Mortgage Securities Trust Class A5 Series 2013-GC14	4.243%	8/10/46	49,405	53,519
[5]	GS Mortgage Securities Trust Class A5 Series 2014-GC20	3.998%	4/10/47	43,873	47,756
[5]	GS Mortgage Securities Trust Class A5 Series 2014-GC24	3.931%	9/10/47	33,925	37,600
[5]	GS Mortgage Securities Trust Class A5 Series 2014-GC26	3.629%	11/10/47	16,700	18,318
[5]	GS Mortgage Securities Trust Class A5 Series 2015-GC28	3.396%	2/10/48	35,733	39,082
[5]	GS Mortgage Securities Trust Class A5 Series 2020-GC45	2.911%	2/13/53	4,625	5,094
[5,9]	GS Mortgage Securities Trust Class AS Series 2012-GC6	4.948%	1/10/45	1,000	1,026
[5]	GS Mortgage Securities Trust Class AS Series 2014-GC20	4.258%	4/10/47	1,410	1,527
[5,8]	GS Mortgage Securities Trust Class AS Series 2014-GC24	4.162%	9/10/47	13,246	14,474
[5,8]	GS Mortgage Securities Trust Class B Series 2013-GCJ12	3.777%	6/10/46	8,250	8,567
[5,8]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.511%	9/10/47	10,665	10,238
[5,8,9]	GS Mortgage Securities Trust Class C Series 2011-GC3	5.430%	3/10/44	2,280	2,277
[5,8,9]	GS Mortgage Securities Trust Class C Series 2013-GC13	4.084%	7/10/46	5,650	5,528
[5,8]	GS Mortgage Securities Trust Class C Series 2014-GC24	4.532%	9/10/47	17,556	14,553
[5,8]	GS Mortgage Securities Trust Class C Series 2015-GC34	4.648%	10/10/48	12,080	11,162
[5,9]	Harley Marine Financing LLC Class A2 Series 2018-1A	5.682%	5/15/43	17,229	15,304
[5]	Harley-Davidson Motorcycle Trust Class A3 Series 2019-A	2.340%	2/15/24	38,366	38,891
[5]	Harley-Davidson Motorcycle Trust Class A3 Series 2020-A	1.870%	10/15/24	25,690	26,163
[5]	Harley-Davidson Motorcycle Trust Class A4 Series 2019-A	2.390%	11/15/26	9,060	9,377
[5]	Harley-Davidson Motorcycle Trust Class A4 Series 2019-A	1.930%	4/15/27	8,270	8,547
[5,9]	Hertz Fleet Lease Funding LP Class A2 Series 2018-1	3.230%	5/10/32	13,253	13,306
[5,9]	Hertz Vehicle Financing II LP Class A Series 2015-3A	2.670%	9/25/21	1,331	1,336
[5,9]	Hertz Vehicle Financing II LP Class A Series 2016-2A	2.950%	3/25/22	2,933	2,939
[5,9]	Hilton USA Trust Class A Series 2016-HHV	3.719%	11/5/38	3,950	4,379
[5]	Honda Auto Receivables Owner Trust Class A4 Series 2018-3	3.070%	11/21/24	5,460	5,596
6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	Honda Auto Receivables Owner Trust Class A4 Series 2018-4	3.300%	7/15/25	7,720	8,024
[5]	Honda Auto Receivables Owner Trust Class A4 Series 2019-1	2.900%	6/18/24	7,470	7,763
[5]	Honda Auto Receivables Owner Trust Class A4 Series 2019-3	1.850%	8/15/25	4,730	4,868
[5]	Honda Auto Receivables Owner Trust Class A4 Series 2020-1	1.630%	10/21/26	23,040	23,808
[5,9]	Houston Galleria Mall Trust Class A1A2 Series 2015-HGLR	3.087%	3/5/37	40,670	41,555
[5,9]	HPEFS Equipment Trust Class A3 Series 2019-1A	2.210%	9/20/29	2,300	2,323
[5,9]	HPEFS Equipment Trust Class A3 Series 2020-1A	1.760%	2/20/30	20,400	20,696
[5,9]	HPEFS Equipment Trust Class B Series 2019-1A	2.320%	9/20/29	6,820	6,924
[5,9]	HPEFS Equipment Trust Class B Series 2020-1A	1.890%	2/20/30	8,400	8,540
[5,9]	HPEFS Equipment Trust Class C Series 2019-1A	2.490%	9/20/29	3,800	3,863
[5,9]	HPEFS Equipment Trust Class D Series 2019-1A	2.720%	9/20/29	1,700	1,741
[5,9]	Hudsons Bay Simon JV Trust Class A7 Series 2015-HB7	3.914%	8/5/34	14,750	13,521
[5]	Hyundai Auto Receivables Trust Class A3 Series 2019-B	1.940%	2/15/24	44,700	45,508
[5]	Hyundai Auto Receivables Trust Class A4 Series 2019-B	2.000%	4/15/25	12,600	13,061
[5]	Hyundai Auto Receivables Trust Class B Series 2019-A	2.940%	5/15/25	5,655	5,937
[5]	Hyundai Auto Receivables Trust Class B Series 2019-B	2.210%	4/15/25	3,600	3,745
[5]	Hyundai Auto Receivables Trust Class B Series 2020-B	0.940%	12/15/25	3,870	3,894
[5]	Hyundai Auto Receivables Trust Class B Series 2020-C	0.810%	11/16/26	8,220	8,239
[5]	Hyundai Auto Receivables Trust Class C Series 2020-B	1.600%	12/15/26	4,840	4,937
[5]	Hyundai Auto Receivables Trust Class C Series 2020-C	1.080%	12/15/27	7,250	7,254
[5,8,9]	Invitation Homes Trust Class A Series 2017-SFR2, 1M USD LIBOR + 0.850%	0.979%	12/17/36	26,302	26,301
[5,8,9]	Invitation Homes Trust Class A Series 2018-SFR1, 1M USD LIBOR + 0.700%	0.829%	3/17/37	35,873	35,711
[5,8,9]	Invitation Homes Trust Class B Series 2017-SFR2, 1M USD LIBOR + 1.150%	1.279%	12/17/36	9,957	9,965
[5,8,9]	Invitation Homes Trust Class B Series 2018-SFR1, 1M USD LIBOR + 0.950%	1.079%	3/17/37	9,890	9,850
[5,9]	Jackson Park Trust Class A Series 2019-LIC	2.766%	10/14/39	17,540	18,757
[5,9]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2010-C2	4.070%	11/15/43	826	828
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C6	3.507%	5/15/45	12,213	12,567
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C8	2.829%	10/15/45	9,543	9,818
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2013-C16	3.881%	12/15/46	2,323	2,495
[5,9]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2011-C3	4.717%	2/15/46	11,426	11,417
[5,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C13	3.994%	1/15/46	13,421	14,376
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C16	4.166%	12/15/46	14,880	16,220
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2012-LC9	2.840%	12/15/47	31,910	32,869
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-LC11	2.960%	4/15/46	15,186	15,887
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2016-JP3	2.870%	8/15/49	18,116	19,761
[5,8,9]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2011-C5	5.424%	8/15/46	4,100	4,165
[5,9]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2012-C8	3.424%	10/15/45	4,030	4,168
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2012-CBX	4.271%	6/15/45	27,000	28,040
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2013-C16	4.517%	12/15/46	14,600	15,632
[5,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class B Series 2013-C16	4.957%	12/15/46	21,150	22,374
[5,8,9]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2010-C2	5.655%	11/15/43	6,225	6,203
[5,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2013-C13	4.078%	1/15/46	9,350	9,575
7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2013-C16	5.022%	12/15/46	9,770	10,126
[5,8,9]	JP Morgan Chase Commercial Mortgage Securities Trust Class D Series 2010-C2	5.655%	11/15/43	7,100	4,624
[5,8,9]	JP Morgan Commercial Mortgage-Backed Securities Trust Class A4B Series 2011-RR1	4.717%	3/16/46	2,778	2,781
[5]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2014-C26	3.231%	1/15/48	27,722	29,765
[5]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2015-C31	3.801%	8/15/48	21,082	23,685
[5,8]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C14	4.133%	8/15/46	13,870	14,701
[5]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C17	4.199%	1/15/47	22,860	24,984
[5]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C19	3.997%	4/15/47	1,975	2,166
[5]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C26	3.494%	1/15/48	48,489	53,221
[5]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	17,150	18,669
[5]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C30	3.551%	7/15/48	23,680	25,846
[5]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C33	3.770%	12/15/48	22,187	24,997
[5]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	17,866	19,019
[5]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C15	4.131%	11/15/45	27,200	29,521
[5]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C18	4.079%	2/15/47	28,340	31,087
[5]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	10,982	12,075
[5]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	12,364	13,798
[5,8]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.038%	7/15/45	7,520	7,945
[5,8]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	12,950	13,867
[5,8]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	15,901	17,729
[5,8]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.794%	2/15/47	13,200	14,010
[5,8]	JPMBB Commercial Mortgage Securities Trust Class C Series 2014-C18	4.794%	2/15/47	5,850	5,916
[5]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2017-JP6	3.224%	7/15/50	6,030	6,693
[5]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	5,970	6,809
[5]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP6	3.490%	7/15/50	7,817	8,832
[5]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP7	3.454%	9/15/50	10,675	12,056
[5]	JPMDB Commercial Mortgage Securities Trust Class A3 Series 2016-C4	3.141%	12/15/49	6,430	7,145
[5]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	8,500	10,025
[5]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	5,693	6,433
[5,8]	Lanark Master Issuer plc Class 1A Series 2018-2A, 3M USD LIBOR + 0.420%	0.676%	12/22/69	5,683	5,689
[5,8,9]	Lanark Master Issuer plc Class 1A Series 2020-1A	2.277%	12/22/69	9,405	9,641
[5,9]	Laurel Road Prime Student Loan Trust Class A2B Series 2017-C	2.810%	11/25/42	10,688	10,953
[5,9]	Laurel Road Prime Student Loan Trust Class A2FX Series 2018-B	3.540%	5/26/43	14,652	15,106
[5,8]	MASTR Adjustable Rate Mortgages Trust Class 5A1 Series 2004-3	2.419%	4/25/34	197	183
[5]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2019-1	2.040%	1/15/26	17,140	17,870
[5,9]	Mercedes-Benz Master Owner Trust Class A Series 2019-BA	2.610%	5/15/24	14,194	14,627
[5,8]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A Series 2003-A4	3.256%	7/25/33	233	251
[5,8]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A2 Series 2003-A2, 6M USD LIBOR + 1.500%	1.760%	2/25/33	491	465
[5,9]	MMAF Equipment Finance LLC Class A4 Series 2018-A	3.390%	1/10/25	6,680	6,947
[5,9]	MMAF Equipment Finance LLC Class A5 Series 2015-AA	2.490%	2/19/36	11,316	11,465
[5,9]	MMAF Equipment Finance LLC Class A5 Series 2018-A	3.610%	3/10/42	3,580	3,865
8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5,9]	MMAF Equipment Finance LLC Class A5 Series 2019-A	3.080%	11/12/41	6,400	6,906
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2013-C11	3.960%	8/15/46	8,093	8,556
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2014-C15	3.773%	4/15/47	32,330	34,831
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2015-C23	3.451%	7/15/50	9,280	10,123
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2015-C24	3.479%	5/15/48	20,280	22,085
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2012-C5	3.176%	8/15/45	21,548	22,201
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2012-C6	2.858%	11/15/45	4,647	4,788
[5,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C10	4.082%	7/15/46	28,493	30,670
[5,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C11	4.152%	8/15/46	24,216	26,180
[5,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C12	4.259%	10/15/46	3,830	4,157
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C13	4.039%	11/15/46	8,300	9,042
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C9	3.102%	5/15/46	27,425	28,885
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014 C19	3.526%	12/15/47	23,221	25,399
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C15	4.051%	4/15/47	11,920	13,048
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C18	3.923%	10/15/47	13,400	14,762
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C20	3.249%	2/15/48	37,941	41,456
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C23	3.719%	7/15/50	18,458	20,579
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C29	3.325%	5/15/49	28,089	31,117
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C32	3.720%	12/15/49	62,449	71,138
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	19,660	22,266
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C14	4.064%	2/15/47	16,600	18,094
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C16	3.892%	6/15/47	21,398	23,373
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C17	3.741%	8/15/47	16,794	18,401
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	8,498	9,538
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2012-C5	3.792%	8/15/45	2,000	2,073
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C7	3.214%	2/15/46	2,940	3,035
[5,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C14	4.384%	2/15/47	17,500	18,917
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C16	4.094%	6/15/47	9,540	10,358
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C17	4.011%	8/15/47	7,460	8,054
[5,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.335%	6/15/47	22,920	23,616
[5,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2013-C10	4.082%	7/15/46	3,372	2,818
[5,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C15	4.901%	4/15/47	1,895	1,993
9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C16	4.768%	6/15/47	12,300	10,454
[5,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2016-C29	4.746%	5/15/49	2,210	2,267
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series Class A4 2013-C7	2.918%	2/15/46	6,400	6,648
[5]	Morgan Stanley Capital I Class A4 Series 2017-HR2	3.587%	12/15/50	6,765	7,641
[5]	Morgan Stanley Capital I Class ASB Series 2017-HR2	3.509%	12/15/50	5,420	6,024
[5]	Morgan Stanley Capital I Trust 2012-C4 Class AS Series 2012-C4	3.773%	3/15/45	2,500	2,540
[5,9]	Morgan Stanley Capital I Trust Class A Series 2014-150E	3.912%	9/9/32	27,955	30,632
[5,9]	Morgan Stanley Capital I Trust Class A Series 2015-420	3.727%	10/12/50	27,856	29,872
[5,9]	Morgan Stanley Capital I Trust Class A2 Series 2012-STAR	3.201%	8/5/34	17,287	17,536
[5]	Morgan Stanley Capital I Trust Class A4 Series 2012-C4	3.244%	3/15/45	16,052	16,294
[5]	Morgan Stanley Capital I Trust Class A4 Series 2015-UBS8	3.809%	12/15/48	41,942	47,119
[5]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	11,960	13,164
[5]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	22,321	24,308
[5,8]	Morgan Stanley Capital I Trust Class C Series 2015-UBS8	4.583%	12/15/48	5,740	5,385
[5,8]	Morgan Stanley Mortgage Loan Trust Class 5A1 Series 2006-8AR	2.181%	6/25/36	2,608	2,424
[5,9]	MSBAM Commercial Mortgage Securities Trust Class A2 Series 2012-CKSV	3.277%	10/15/30	34,485	33,049
[5,9]	Navient Private Education Loan Trust Class A2A Series 2017-A	2.880%	12/16/58	11,582	11,937
[5,9]	Navient Private Education Loan Trust Class A2A Series 2018-BA	3.610%	12/15/59	10,778	11,320
[5,9]	Navient Private Education Refi Loan Trust Class A2A Series 2018-DA	4.000%	12/15/59	35,394	38,206
[5,8,9]	Navient Student Loan Trust Class A2 Series 2016-2A, 1M USD LIBOR + 1.050%	1.180%	6/25/65	695	696
[5,8,9]	Navient Student Loan Trust Class A2 Series 2016-6A, 1M USD LIBOR + 0.750%	0.880%	3/25/66	21,636	21,672
[5,9]	Navient Student Loan Trust Class A2 Series 2018-EA	3.390%	12/15/59	17,930	18,776
[5,9]	Navient Student Loan Trust Class A2 Series 2018-EA	4.000%	12/15/59	41,938	43,276
[5]	Nissan Auto Receivables Owner Trust Class A4 Series 2018-B	3.160%	12/16/24	10,430	10,844
[5]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-A	3.000%	9/15/25	7,290	7,648
[5]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-B	2.540%	12/15/25	20,100	21,028
[5,9]	One Bryant Park Trust Class A Series 2019-OBP	2.516%	9/15/54	7,040	7,448
[5,9]	Palisades Center Trust Class A Series 2016-PLSD	2.713%	4/13/33	8,360	7,092
[5,8,9]	Pepper Residential Securities Trust Class A1U Series 21A, 1M USD LIBOR + 0.880%	1.009%	1/16/60	8,045	8,033
[5,8,9]	Pepper Residential Securities Trust No. 22 Class A1U Series 22A, 1M USD LIBOR + 1.000%	1.100%	6/20/60	4,322	4,316
[5,8,9]	Pepper Residential Securities Trust No. 23 Class A1U Series 23A, 1M USD LIBOR + 0.950%	1.079%	8/18/60	3,408	3,403
[5,9]	PFS Financing Corp. Class A Series 2020-A	1.270%	6/15/25	15,220	15,458
[5,9]	PFS Financing Corp. Class A Series 2020-E	1.000%	10/15/25	8,280	8,336
[5,8,9]	PHEAA Student Loan Trust Class A Series 2016-2A, 1M USD LIBOR + 0.950%	1.080%	11/25/65	19,261	19,314
[5,9]	Progress Residential Trust Class A Series 2018-SFR1	3.255%	3/17/35	17,796	17,791
[5,8,9]	RESIMAC Bastille Trust Class A1 Series 2018-1NCA, 1M USD LIBOR + 0.850%	0.994%	12/5/59	9,592	9,583
[5,8,9]	RESIMAC MBS Trust Class A1A Series 2018-2A, 1M USD LIBOR + 0.850%	0.980%	4/10/50	2,124	2,123
[5,8,9]	RESIMAC Premier Class A1 Series 2018-1A, 1M USD LIBOR + 0.800%	0.930%	11/10/49	9,431	9,420
[5,8]	RFMSI Series Trust Class 2A1 Series 2006-SA3	4.536%	9/25/36	2,898	2,266
[5,8]	RFMSI Trust Class 2A1 Series 2006-SA2	4.741%	8/25/36	7,556	6,487
[5]	Santander Drive Auto Receivables Trust Class B Series 2020-2	0.960%	11/15/24	9,560	9,618
[5]	Santander Drive Auto Receivables Trust Class C Series 2017-3	2.760%	12/15/22	277	277
[5]	Santander Drive Auto Receivables Trust Class C Series 2018-1	2.960%	3/15/24	7,763	7,790
[5]	Santander Drive Auto Receivables Trust Class C Series 2020-2	1.460%	9/15/25	18,750	19,058
[5]	Santander Drive Auto Receivables Trust Class C Series 2020-3	1.120%	1/15/26	24,110	24,388
[5]	Santander Drive Auto Receivables Trust Class D Series 2018-1	3.320%	3/15/24	19,330	19,715
[5]	Santander Drive Auto Receivables Trust Class D Series 2018-3	4.070%	8/15/24	40,900	42,261
[5]	Santander Drive Auto Receivables Trust Class D Series 2018-4	3.980%	12/15/25	21,750	22,903
[5]	Santander Drive Auto Receivables Trust Class D Series 2018-5	4.190%	12/16/24	35,530	36,844
[5]	Santander Drive Auto Receivables Trust Class D Series 2020-2	2.220%	9/15/26	25,830	26,698
10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	Santander Drive Auto Receivables Trust Class D Series 2020-4	1.480%	1/15/27	12,720	12,963
[5,9]	Santander Retail Auto Lease Trust Class A3 Series 2020-A	1.740%	7/20/23	44,500	45,492
[5,9]	Santander Retail Auto Lease Trust Class A4 Series 2020-A	1.760%	3/20/24	11,250	11,540
[5,9]	Santander Retail Auto Lease Trust Class C Series 2020-B	1.180%	12/20/24	9,190	9,264
[5,9]	Santander Retail Auto Lease Trust Class D Series 2020-A	2.520%	11/20/24	15,340	15,796
[5,9]	Santander Retail Auto Lease Trust Class D Series 2020-B	1.980%	10/20/25	17,540	17,863
[5,9]	Securitized Term Auto Receivables Trust Class A4 Series 2018-1A	3.298%	11/25/22	5,360	5,445
[5,9]	Securitized Term Auto Receivables Trust Class A4 Series 2018-2A	3.544%	6/26/23	6,450	6,591
[5,9]	SLM Private Education Loan Trust Class B Series 2014-A	3.500%	11/15/44	4,100	4,171
[5,9]	SMB Private Education Loan Trust Class A2A Series 2016-A	2.700%	5/15/31	6,364	6,562
[5,9]	SMB Private Education Loan Trust Class A2A Series 2017-B	2.820%	10/15/35	13,279	13,883
[5,9]	SMB Private Education Loan Trust Class A2A Series 2018-A	3.500%	2/15/36	45,066	47,824
[5,9]	SMB Private Education Loan Trust Class A2A Series 2018-B	3.600%	1/15/37	17,770	18,880
[5,9]	SMB Private Education Loan Trust Class A2A Series 2018-C	3.630%	11/15/35	21,117	22,214
[5,8,9]	SMB Private Education Loan Trust Class A2B Series 2016-B, 1M USD LIBOR + 1.450%	1.577%	2/17/32	5,987	6,062
[5,8,9]	SMB Private Education Loan Trust Class A2B Series 2016-C, 1M USD LIBOR + 1.100%	1.227%	9/15/34	6,895	6,933
[5,8,9]	SMB Private Education Loan Trust Class A2B Series 2017-A, 1M USD LIBOR + 0.900%	1.027%	9/15/34	9,528	9,560
[5,8,9]	SoFi Professional Loan Program LLC Class A1 Series 2016-D, 1M USD LIBOR + 0.950%	1.080%	1/25/39	964	967
[5,8,9]	SoFi Professional Loan Program LLC Class A1 Series 2017-C, 1M USD LIBOR + 0.600%	0.730%	7/25/40	537	536
[5,9]	SoFi Professional Loan Program LLC Class A2B Series 2016-C	2.360%	12/27/32	2,199	2,226
[5,9]	SoFi Professional Loan Program LLC Class A2B Series 2016-D	2.340%	4/25/33	3,044	3,096
[5,9]	SoFi Professional Loan Program LLC Class A2B Series 2017-A	2.400%	3/26/40	864	878
[5,9]	SoFi Professional Loan Program LLC Class A2B Series 2017-E	2.720%	11/26/40	10,387	10,611
[5,9]	SoFi Professional Loan Program LLC Class A2B Series 2018-A	2.950%	2/25/42	12,970	13,311
[5,9]	SoFi Professional Loan Program LLC Class A2BSeries 2016-B	2.740%	10/25/32	2,417	2,451
[5,9]	SoFi Professional Loan Program LLC Class A2FX Series 2016-D	3.340%	8/25/47	22,764	23,450
[5,9]	SoFi Professional Loan Program LLC Class A2FX Series 2017-B	2.740%	5/25/40	5,880	5,994
[5,9]	SoFi Professional Loan Program LLC Class A2FX Series 2017-D	2.650%	9/25/40	6,865	7,051
[5,9]	SoFi Professional Loan Program LLC Class A2FX Series 2017-F	2.840%	1/25/41	8,334	8,525
[5,9]	SoFi Professional Loan Program LLC Class A2FX Series 2018-C	3.590%	1/25/48	18,832	19,600
[5,9]	SoFi Professional Loan Program LLC Class A2FX Series 2018-D	3.600%	2/25/48	23,584	24,613
[5,9]	SoFi Professional Loan Program LLC Class A2FX Series 2019-B	3.090%	8/17/48	16,050	16,568
[5,9]	SoFi Professional Loan Program Trust Class A1FX Series 2020-A	2.060%	5/15/46	26,601	26,743
[5]	Synchrony Credit Card Master Note Trust Class C Series 2016-2C	2.950%	5/15/24	10,715	10,788
[5]	Synchrony Credit Card Master Note Trust Class C Series 2017-2	3.010%	10/15/25	13,000	13,507
[5,9]	Taco Bell Funding LLC Class A23 Series 2019-1A	4.970%	5/25/46	5,264	5,651
[5,9]	Taco Bell Funding LLC Class A2II Series 2016-1A	4.377%	5/25/46	8,255	8,266
[5,9]	Tesla Auto Lease Trust Class A4 Series 2019-A	2.200%	11/21/22	11,600	11,910
[5,9]	Tesla Auto Lease Trust Class A4 Series 2020-A	0.780%	12/20/23	3,620	3,654
[5,9]	Tesla Auto Lease Trust Class C Series 2018-B	4.360%	10/20/21	10,340	10,503
[5,9]	Tesla Auto Lease Trust Class C Series 2020-A	1.680%	2/20/24	3,000	3,052
[5,9]	Textainer Marine Containers VII Ltd. Class A Series 2019-1A	3.960%	4/20/44	9,563	9,657
[5,9]	Tidewater Auto Receivables Trust Class C Series 2018-AA	3.840%	11/15/24	6,150	6,221
[5,9]	Tidewater Auto Receivables Trust Class D Series 2018-AA	4.300%	11/15/24	2,059	2,105
[5,9]	TMSQ Mortgage Trust Class A Series 2014-1500	3.680%	10/10/36	24,260	26,199
[5,9]	Toyota Auto Loan Extended Note Trust Class A Series 2019-1A	2.560%	11/25/31	2,640	2,817
[5,9]	Toyota Auto Loan Extended Note Trust Class A Series 2020-1A	1.350%	5/25/33	17,410	17,921
[5]	Toyota Auto Receivables Owner Trust Class A4 Series 2019-A	3.000%	5/15/24	4,880	5,121
[5]	Toyota Auto Receivables Owner Trust Class A4 Series 2019-D	1.990%	2/18/25	9,410	9,774
[5]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	1.680%	5/15/25	29,200	30,151
[5,9]	Trafigura Securitisation Finance plc Class A2 Series 2018-1A	3.730%	3/15/22	49,490	50,424
[5,9]	Trinity Rail Leasing LLC Class A2 Series 2018-1A	4.620%	6/17/48	21,060	21,874
[5,9]	TRIP Rail Master Funding LLC Class A1 Series 2017-1A	2.709%	8/15/47	761	763
[5]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	5,515	6,326
[5]	UBS Commercial Mortgage Trust Class AS Series 2012-C1	4.171%	5/10/45	1,250	1,289
[5]	UBS Commercial Mortgage Trust Class ASB Series 2019-C16	3.460%	4/15/52	5,849	6,564
11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5,9]	UBS-BAMLL Trust Class A Series 2012-WRM	3.663%	6/10/30	25,038	24,979
[5]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C6	3.244%	4/10/46	7,560	7,940
[5]	UBS-Barclays Commercial Mortgage Trust Class A5 Series 2012-C4	2.850%	12/10/45	9,054	9,380
[5]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	2,304	2,391
[5]	Verizon Owner Trust Class B Series 2020-A	1.980%	7/22/24	16,635	17,043
[5]	Verizon Owner Trust Class B Series 2020-B	0.680%	2/20/25	37,380	37,542
[5]	Verizon Owner Trust Class C Series 2020-B	0.830%	2/20/25	12,480	12,546
[5]	Volkswagen Auto Loan Enhanced Trust Class A4 Series 2018-1	3.150%	7/22/24	6,970	7,151
[5]	Volkswagen Auto Loan Enhanced Trust Class A4 Series 2018-2	3.330%	2/20/25	8,910	9,238
[5,8]	WaMu Mortgage Pass-Through Certificates Class 1A7 Series 2003-AR9 Trust	2.785%	9/25/33	500	496
[5,8]	WaMu Mortgage Pass-Through Certificates Class A Series 2002-AR18 Trust	2.564%	1/25/33	84	80
[5,8]	WaMu Mortgage Pass-Through Certificates Class A7 Series 2003-AR7 Trust	2.713%	8/25/33	323	313
[5]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2012-LC5	2.918%	10/15/45	26,438	27,262
[5]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2015-C30	3.411%	9/15/58	20,694	22,834
[5]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	8,255	8,923
[5,8]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2013-LC12	4.218%	7/15/46	35,662	38,364
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C27	3.190%	2/15/48	31,074	33,025
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C29	3.637%	6/15/48	31,072	34,689
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	20,610	23,084
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-LC22	3.839%	9/15/58	23,212	26,160
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C32	3.560%	1/15/59	35,600	39,685
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C37	3.525%	12/15/49	9,590	10,691
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C39	3.157%	9/15/50	5,750	6,272
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	8,670	9,801
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-RC1	3.631%	1/15/60	7,660	8,663
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	14,035	16,405
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	17,740	21,133
[5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C54	3.146%	12/15/52	6,170	6,874
[5]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC16	3.817%	8/15/50	33,030	35,878
[5]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC18	3.405%	12/15/47	31,300	34,349
[5]	Wells Fargo Commercial Mortgage Trust Class AS Series 2012-LC5	3.539%	10/15/45	1,650	1,700
[5,8]	Wells Fargo Commercial Mortgage Trust Class AS Series 2013-LC12	4.275%	7/15/46	4,906	5,229
[5]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC16	4.020%	8/15/50	7,100	7,512
[5,8]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C30	4.067%	9/15/58	17,222	19,077
[5,8]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	8,550	9,544
[5]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2019-C49	3.933%	3/15/52	7,894	9,068
[5]	Wells Fargo Commercial Mortgage Trust Class B Series 2014-LC16	4.322%	8/15/50	12,250	12,311
[5]	Wells Fargo Commercial Mortgage Trust Class C Series 2014-LC16	4.458%	8/15/50	6,830	6,353
[5,8]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-C30	4.498%	9/15/58	11,490	11,477
[5,8]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-LC22	4.537%	9/15/58	14,300	14,486
[5,8]	Wells Fargo Commercial Mortgage Trust Class C Series 2018-C43	4.514%	3/15/51	5,973	6,334
[5,8]	Wells Fargo Mortgage Backed Securities Trust Class 2A1 Series 2006-AR14	2.769%	10/25/36	4,014	3,746
[5,9]	Wendy's Funding LLC Class A21 Series 2018-1A	3.573%	3/15/48	6,295	6,472
[5,8,9]	WFLD Mortgage Trust Class A Series 2014-MONT	3.755%	8/10/31	35,485	36,063
[5]	WFRBS Commercial Mortgage Trust Class A2 Series 2012-C7	3.431%	6/15/45	11,800	12,129
[5]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C10	2.875%	12/15/45	10,955	11,353
[5]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C8	3.001%	8/15/45	4,491	4,627
[5]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C9	2.870%	11/15/45	21,367	22,064
[5,9]	WFRBS Commercial Mortgage Trust Class A4 Series 2011-C3	4.375%	3/15/44	4,598	4,612
[5,8]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C15	4.153%	8/15/46	14,980	16,184
[5]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C17	4.023%	12/15/46	9,770	10,602
[5]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C19	3.829%	3/15/47	19,900	21,449
[5]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	1,706	1,825
[5]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C23	3.650%	10/15/57	11,854	12,966
[5]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-LC14	3.766%	3/15/47	2,586	2,788
[5]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C16	4.415%	9/15/46	14,650	15,988
[5,8]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C18	4.162%	12/15/46	27,830	30,466
12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C19	4.101%	3/15/47	23,553	25,850
[5]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C20	3.995%	5/15/47	22,461	24,703
[5]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C21	3.678%	8/15/47	45,404	49,640
[5]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C23	3.917%	10/15/57	10,655	11,786
[5]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C24	3.607%	11/15/47	17,438	19,134
[5]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-LC14	4.045%	3/15/47	37,269	40,728
[5,8]	WFRBS Commercial Mortgage Trust Class AS Series 2012-C7	4.090%	6/15/45	5,056	5,088
[5]	WFRBS Commercial Mortgage Trust Class AS Series 2012-C9	3.388%	11/15/45	2,860	2,970
[5]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	2,230	2,339
[5]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C21	3.891%	8/15/47	7,130	7,650
[5,8]	WFRBS Commercial Mortgage Trust Class B Series 2013-C18	4.862%	12/15/46	5,775	6,152
[5]	WFRBS Commercial Mortgage Trust Class B Series 2014-C20	4.378%	5/15/47	11,110	10,739
[5,8]	WFRBS Commercial Mortgage Trust Class C Series 2014-C20	4.513%	5/15/47	4,500	4,113
[5]	World Omni Auto Receivables Trust Class A4 Series 2018-D	3.440%	12/16/24	3,660	3,856
[5]	World Omni Auto Receivables Trust Class A4 Series 2019-A	3.220%	6/16/25	6,060	6,384
[5]	World Omni Auto Receivables Trust Class B Series 2018-A	2.890%	4/15/25	8,670	8,903
[5]	World Omni Auto Receivables Trust Class B Series 2019-B	2.860%	6/16/25	5,210	5,435
[5]	World Omni Auto Receivables Trust Class B Series 2020-B	1.220%	3/16/26	4,350	4,410
[5]	World Omni Auto Receivables Trust Class B Series 2020-C	0.870%	10/15/26	8,950	8,948
[5]	World Omni Auto Receivables Trust Class C Series 2020-C	1.390%	5/17/27	3,900	3,929
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $7,857,587)					8,211,341
Corporate Bonds (70.6%)
Communications (4.7%)
	AT&T Inc.	0.000%	11/16/21	43,730	43,574
	AT&T Inc.	0.000%	12/14/21	132,250	131,711
	AT&T Inc.	0.000%	12/16/21	169,800	169,101
[10]	AT&T Inc.	2.650%	12/17/21	14,550	17,975
	AT&T Inc.	3.000%	6/30/22	28,769	29,697
	AT&T Inc.	2.625%	12/1/22	9,800	10,143
[10]	AT&T Inc.	1.950%	9/15/23	14,505	18,468
	AT&T Inc.	4.050%	12/15/23	3,985	4,383
[10]	AT&T Inc.	2.400%	3/15/24	680	882
	AT&T Inc.	4.450%	4/1/24	2,710	3,014
	AT&T Inc.	3.950%	1/15/25	9,750	10,883
	AT&T Inc.	3.400%	5/15/25	24,729	27,308
	AT&T Inc.	3.600%	7/15/25	1,690	1,888
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	251,829	264,571
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	79,877	88,324
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	142,929	164,668
	Comcast Corp.	3.600%	3/1/24	820	898
	Comcast Corp.	3.700%	4/15/24	79,976	87,902
	Comcast Corp.	3.375%	2/15/25	23,821	26,179
	Comcast Corp.	3.375%	8/15/25	60,220	66,872
	Comcast Corp.	3.950%	10/15/25	10,000	11,391
[9]	Cox Communications Inc.	3.150%	8/15/24	27,090	29,250
	CSC Holdings LLC	6.750%	11/15/21	4,888	5,083
[9]	CSC Holdings LLC	5.375%	2/1/28	4,745	5,042
[9]	CSC Holdings LLC	7.500%	4/1/28	1,100	1,221
[9]	CSC Holdings LLC	5.750%	1/15/30	1,780	1,918
[9]	CSC Holdings LLC	4.625%	12/1/30	4,395	4,483
[9]	Deutsche Telekom International Finance BV	2.485%	9/19/23	15,700	16,430
[10]	Deutsche Telekom International Finance BV	0.875%	1/30/24	2,600	3,254
	Discovery Communications LLC	2.950%	3/20/23	55,062	57,843
	Discovery Communications LLC	3.800%	3/13/24	41,344	45,035
	Discovery Communications LLC	3.900%	11/15/24	28,005	31,058
	Discovery Communications LLC	3.950%	6/15/25	3,180	3,556
	Discovery Communications LLC	4.900%	3/11/26	38,190	44,706
13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[9]	Expedia Group Inc.	3.600%	12/15/23	4,840	5,142
[9]	Expedia Group Inc.	6.250%	5/1/25	6,648	7,674
	Fox Corp.	3.666%	1/25/22	45,434	46,897
	Fox Corp.	4.030%	1/25/24	34,626	38,044
	Fox Corp.	3.050%	4/7/25	61,451	66,973
[9]	Frontier Communications Corp.	5.875%	10/15/27	988	1,062
[9]	Frontier Communications Corp.	5.000%	5/1/28	5,208	5,377
[9]	Frontier Communications Corp.	6.750%	5/1/29	1,855	1,957
	Interpublic Group of Cos. Inc.	3.750%	10/1/21	63,355	64,807
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	13,344	14,820
	Lamar Media Corp.	5.750%	2/1/26	884	910
	Lamar Media Corp.	3.750%	2/15/28	1,335	1,352
	Lamar Media Corp.	4.875%	1/15/29	630	665
	Lamar Media Corp.	4.000%	2/15/30	2,120	2,170
	Level 3 Financing Inc.	5.250%	3/15/26	1,523	1,569
[9]	Level 3 Financing Inc.	4.625%	9/15/27	2,760	2,874
[9]	Level 3 Financing Inc.	4.250%	7/1/28	2,910	2,983
[9]	Level 3 Financing Inc.	3.625%	1/15/29	2,350	2,350
[9]	Netflix Inc.	3.625%	6/15/25	11,303	12,235
	Netflix Inc.	5.875%	11/15/28	354	444
[9]	Nexstar Broadcasting Inc.	5.625%	7/15/27	3,875	4,112
[9]	Nexstar Broadcasting Inc.	4.750%	11/1/28	2,898	2,985
	Omnicom Group Inc.	3.625%	5/1/22	112,940	117,375
[10]	Orange SA	3.125%	1/9/24	1,100	1,464
[9]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.250%	1/15/29	1,521	1,506
[9]	QualityTech LP / QTS Finance Corp.	3.875%	10/1/28	1,830	1,860
	Qwest Corp.	6.750%	12/1/21	33,857	35,363
	Rogers Communications Inc.	3.000%	3/15/23	1,180	1,230
[9]	Scripps Escrow II Inc.	3.875%	1/15/29	1,058	1,058
[9]	Sirius XM Radio Inc.	4.625%	7/15/24	7,470	7,716
[9]	Sirius XM Radio Inc.	5.000%	8/1/27	700	735
[9]	Sky Ltd.	3.125%	11/26/22	50,680	53,216
[9]	Sky Ltd.	3.750%	9/16/24	48,460	53,920
	Sprint Corp.	7.125%	6/15/24	10,496	12,228
	Sprint Corp.	7.625%	3/1/26	3,640	4,486
[9]	Tegna Inc.	4.750%	3/15/26	3,755	3,985
	Telefonica Emisiones SA	5.462%	2/16/21	14,200	14,236
	Time Warner Entertainment Co. LP	8.375%	3/15/23	8,730	10,159
	T-Mobile USA Inc.	6.000%	3/1/23	25,187	25,250
[9]	T-Mobile USA Inc.	3.500%	4/15/25	265,502	291,462
	T-Mobile USA Inc.	4.500%	2/1/26	9,536	9,755
	T-Mobile USA Inc.	2.250%	2/15/26	9,980	10,074
	TWDC Enterprises 18 Corp.	2.550%	2/15/22	1,940	1,985
	TWDC Enterprises 18 Corp.	2.350%	12/1/22	6,200	6,428
[9]	Twitter Inc.	3.875%	12/15/27	1,786	1,873
[11]	Verizon Communications Inc.	3.500%	2/17/23	13,960	11,309
	Verizon Communications Inc.	5.150%	9/15/23	24,771	27,777
	Verizon Communications Inc.	4.150%	3/15/24	10,600	11,672
	Verizon Communications Inc.	3.500%	11/1/24	19,300	21,245
	Verizon Communications Inc.	3.376%	2/15/25	41,235	45,319
[10]	Verizon Communications Inc.	0.875%	4/2/25	1,200	1,512
	Verizon Communications Inc.	0.850%	11/20/25	115,620	115,556
[9]	Verizon Communications Inc.	1.680%	10/30/30	4,509	4,429
[8,11]	Verizon Communications Inc., 3M Australian Bank Bill Rate + 1.220%	1.239%	2/17/23	33,310	25,765
	ViacomCBS Inc.	3.375%	3/1/22	14,170	14,511
	ViacomCBS Inc.	2.500%	2/15/23	13,525	13,968
	ViacomCBS Inc.	2.900%	6/1/23	28,430	29,736
	ViacomCBS Inc.	4.250%	9/1/23	145,945	158,348
	ViacomCBS Inc.	3.875%	4/1/24	50,818	55,433
	ViacomCBS Inc.	3.500%	1/15/25	10,700	11,699
	ViacomCBS Inc.	4.750%	5/15/25	108,889	125,551
14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[9]	Virgin Media Finance plc	5.000%	7/15/30	1,870	1,912
[9]	Virgin Media Vendor Financing Notes IV DAC	5.000%	7/15/28	3,425	3,579
[10]	Vivendi SA	0.000%	6/13/22	14,600	17,771
[9]	Vmed O2 UK Financing I plc	4.250%	1/31/31	2,625	2,618
	Vodafone Group plc	2.950%	2/19/23	21,212	22,271
	Vodafone Group plc	3.750%	1/16/24	161,276	175,501
	Vodafone Group plc	4.125%	5/30/25	11,358	12,885
[8,11]	Vodafone Group plc, 3M Australian Bank Bill Rate + 1.050%	1.070%	12/13/22	4,360	3,347
	Walt Disney Co.	0.000%	9/15/21	9,700	9,678
	Walt Disney Co.	0.000%	10/1/21	9,700	9,679
	Walt Disney Co.	1.750%	8/30/24	107,627	111,953
	Walt Disney Co.	3.700%	9/15/24	5,090	5,615
	Walt Disney Co.	3.350%	3/24/25	67,423	74,326
[9]	WMG Acquisition Corp.	3.000%	2/15/31	2,035	1,979
	WPP Finance 2010	3.625%	9/7/22	1,045	1,096
[9]	Zayo Group Holdings Inc.	4.000%	3/1/27	4,140	4,140
[9]	Zayo Group Holdings Inc.	6.125%	3/1/28	1,547	1,609
					3,517,266
Consumer Discretionary (4.9%)
[9]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	2,210	2,249
[9]	1011778 BC ULC / New Red Finance Inc.	3.500%	2/15/29	810	806
	Amazon.com Inc.	2.800%	8/22/24	4,113	4,439
	Amazon.com Inc.	5.200%	12/3/25	20,040	24,120
[9]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	1,000	1,032
[10]	American Honda Finance Corp.	1.600%	4/20/22	20,300	25,173
[10]	American Honda Finance Corp.	0.350%	8/26/22	76,605	93,785
	American Honda Finance Corp.	2.050%	1/10/23	9,900	10,210
	American Honda Finance Corp.	1.950%	5/10/23	66,050	68,352
	American Honda Finance Corp.	0.875%	7/7/23	72,000	72,721
	American Honda Finance Corp.	0.650%	9/8/23	7,500	7,548
	American Honda Finance Corp.	3.625%	10/10/23	112,000	121,459
	American Honda Finance Corp.	2.400%	6/27/24	33,500	35,548
	American Honda Finance Corp.	0.550%	7/12/24	158,100	157,516
	American Honda Finance Corp.	2.150%	9/10/24	43,628	46,103
	American Honda Finance Corp.	1.200%	7/8/25	18,780	19,064
	Asbury Automotive Group Inc.	4.500%	3/1/28	2,938	3,037
	Asbury Automotive Group Inc.	4.750%	3/1/30	615	652
	AutoZone Inc.	2.875%	1/15/23	4,544	4,757
	AutoZone Inc.	3.625%	4/15/25	50,197	55,773
	BorgWarner Inc.	3.375%	3/15/25	11,300	12,384
[9]	Burlington Coat Factory Warehouse Corp.	6.250%	4/15/25	1,345	1,443
[9]	Caesars Entertainment Inc.	6.250%	7/1/25	2,420	2,556
[9]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	602	631
[9]	Carnival Corp.	11.500%	4/1/23	2,543	2,886
[9]	Churchill Downs Inc.	5.500%	4/1/27	3,910	4,096
[9]	Churchill Downs Inc.	4.750%	1/15/28	2,831	2,941
[9]	Clarios Global LP	6.750%	5/15/25	2,523	2,684
[9]	Clarios Global LP / Clarios US Finance Co.	6.250%	5/15/26	1,800	1,915
[9]	Daimler Finance North America LLC	1.750%	3/10/23	8,000	8,197
[9]	Daimler Finance North America LLC	3.650%	2/22/24	22,000	23,895
[9]	Daimler Finance North America LLC	2.700%	6/14/24	38,000	40,484
	DR Horton Inc.	2.600%	10/15/25	24,000	25,726
[9]	ERAC USA Finance LLC	2.600%	12/1/21	7,215	7,335
[9]	ERAC USA Finance LLC	3.300%	10/15/22	32,600	34,151
[9]	ERAC USA Finance LLC	2.700%	11/1/23	54,880	57,882
[9]	ERAC USA Finance LLC	3.850%	11/15/24	7,740	8,613
[9]	ERAC USA Finance LLC	3.300%	12/1/26	2,965	3,288
	Ford Motor Co.	8.500%	4/21/23	3,604	4,037
	Ford Motor Credit Co. LLC	3.087%	1/9/23	5,500	5,576
	Ford Motor Credit Co. LLC	5.125%	6/16/25	2,745	2,978
	Ford Motor Credit Co. LLC	4.134%	8/4/25	1,195	1,253
15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Ford Motor Credit Co. LLC	3.375%	11/13/25	15,400	15,611
	Ford Motor Credit Co. LLC	4.125%	8/17/27	5,923	6,234
	Ford Motor Credit Co. LLC	3.815%	11/2/27	1,763	1,809
	General Motors Co.	4.875%	10/2/23	32,904	36,363
	General Motors Co.	5.400%	10/2/23	54,240	60,691
	General Motors Co.	6.125%	10/1/25	84,477	101,799
	General Motors Financial Co. Inc.	0.000%	2/2/21	17,800	17,799
	General Motors Financial Co. Inc.	0.000%	2/26/21	19,800	19,792
	General Motors Financial Co. Inc.	4.200%	3/1/21	44,231	44,232
	General Motors Financial Co. Inc.	0.000%	3/25/21	19,800	19,783
	General Motors Financial Co. Inc.	4.375%	9/25/21	59,030	60,506
	General Motors Financial Co. Inc.	4.200%	11/6/21	43,800	45,005
	General Motors Financial Co. Inc.	3.450%	4/10/22	15,908	16,365
	General Motors Financial Co. Inc.	3.150%	6/30/22	4,900	5,063
	General Motors Financial Co. Inc.	3.250%	1/5/23	19,510	20,437
	General Motors Financial Co. Inc.	5.200%	3/20/23	108,150	118,173
	General Motors Financial Co. Inc.	4.250%	5/15/23	36,300	39,079
	General Motors Financial Co. Inc.	4.150%	6/19/23	5,500	5,907
	General Motors Financial Co. Inc.	5.100%	1/17/24	45,250	50,576
	General Motors Financial Co. Inc.	3.950%	4/13/24	24,350	26,517
	General Motors Financial Co. Inc.	3.500%	11/7/24	52,385	56,857
	General Motors Financial Co. Inc.	2.900%	2/26/25	9,520	10,142
	General Motors Financial Co. Inc.	4.350%	4/9/25	9,216	10,301
	General Motors Financial Co. Inc.	2.750%	6/20/25	16,553	17,525
	General Motors Financial Co. Inc.	4.300%	7/13/25	6,000	6,725
	General Motors Financial Co. Inc.	1.250%	1/8/26	64,300	64,045
	Goodyear Tire & Rubber Co.	9.500%	5/31/25	2,510	2,805
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	3,633	3,697
	Harley-Davidson Financial Services Inc.	0.000%	4/14/21	29,000	28,976
	Harley-Davidson Financial Services Inc.	0.000%	4/23/21	34,700	34,668
[9]	Harley-Davidson Financial Services Inc.	2.550%	6/9/22	28,944	29,549
[9]	Harley-Davidson Financial Services Inc.	3.350%	6/8/25	14,500	15,668
[9]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	3,183	3,354
	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	2,765	2,865
[9]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	860	927
[9]	Hilton Domestic Operating Co. Inc.	3.750%	5/1/29	4,835	4,908
[9]	International Game Technology plc	6.250%	1/15/27	540	617
[9]	International Game Technology plc	5.250%	1/15/29	1,830	1,951
[9]	Ken Garff Automotive LLC	4.875%	9/15/28	2,089	2,146
[9]	L Brands Inc.	6.875%	7/1/25	790	859
	Lennar Corp.	5.375%	10/1/22	2,565	2,732
	Lennar Corp.	4.875%	12/15/23	10,500	11,575
	Lennar Corp.	4.750%	5/30/25	22,084	25,146
	Lennar Corp.	5.250%	6/1/26	700	827
[9]	Lithia Motors Inc.	5.250%	8/1/25	3,387	3,518
[9]	Live Nation Entertainment Inc.	6.500%	5/15/27	6,620	7,348
[9]	Live Nation Entertainment Inc.	4.750%	10/15/27	1,361	1,366
[9]	Live Nation Entertainment Inc.	3.750%	1/15/28	2,537	2,559
	Lowe's Cos. Inc.	3.125%	9/15/24	7,405	8,034
	Marriott International Inc.	5.750%	5/1/25	2,575	2,987
	McDonald's Corp.	3.350%	4/1/23	9,000	9,553
	McDonald's Corp.	3.375%	5/26/25	11,755	12,953
	McDonald's Corp.	3.300%	7/1/25	49,201	54,381
	McDonald's Corp.	1.450%	9/1/25	24,300	25,061
[9]	Nissan Motor Acceptance Corp.	1.900%	9/14/21	11,962	12,052
[9]	Nissan Motor Acceptance Corp.	3.650%	9/21/21	17,140	17,435
[9]	Nissan Motor Co. Ltd.	3.043%	9/15/23	105,000	110,222
[9]	Nissan Motor Co. Ltd.	3.522%	9/17/25	108,300	115,471
	Penske Automotive Group Inc.	3.500%	9/1/25	2,900	2,958
[6,9]	Petsmart Inc.	4.750%	2/15/28	880	880
	PulteGroup Inc.	5.500%	3/1/26	2,323	2,770
16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	PulteGroup Inc.	5.000%	1/15/27	1,310	1,556
	Ralph Lauren Corp.	1.700%	6/15/22	9,800	9,965
	Ross Stores Inc.	0.875%	4/15/26	43,000	42,742
[9]	Royal Caribbean Cruises Ltd.	10.875%	6/1/23	592	665
[9]	Royal Caribbean Cruises Ltd.	9.125%	6/15/23	596	646
[9]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	1,185	1,361
	TJX Cos. Inc.	3.500%	4/15/25	39,000	43,318
	TJX Cos. Inc.	2.250%	9/15/26	2,011	2,160
[10]	Toyota Finance Australia Ltd.	1.584%	4/21/22	29,010	36,005
	Toyota Motor Credit Corp.	2.700%	1/11/23	7,080	7,402
	Toyota Motor Credit Corp.	2.900%	3/30/23	93,300	98,417
	Toyota Motor Credit Corp.	0.500%	8/14/23	27,045	27,147
	Toyota Motor Credit Corp.	1.350%	8/25/23	72,000	73,799
	Toyota Motor Credit Corp.	3.450%	9/20/23	97,255	105,036
	Toyota Motor Credit Corp.	0.450%	1/11/24	58,000	58,073
	Toyota Motor Credit Corp.	2.900%	4/17/24	2,130	2,291
	Toyota Motor Credit Corp.	1.800%	2/13/25	66	69
	Toyota Motor Credit Corp.	3.000%	4/1/25	39,050	42,642
	Toyota Motor Credit Corp.	0.800%	10/16/25	72,500	72,751
[10]	Toyota Motor Finance Netherlands BV	0.625%	9/26/23	12,145	15,086
	Tri Pointe Homes Inc.	5.700%	6/15/28	6,000	6,757
[9]	Vail Resorts Inc.	6.250%	5/15/25	6,103	6,469
[10]	Volkswagen Bank GmbH	0.750%	6/15/23	14,510	17,882
[10]	Volkswagen Financial Services AG	2.500%	4/6/23	14,505	18,522
[10]	Volkswagen Financial Services AG	0.875%	4/12/23	14,500	17,901
[11]	Volkswagen Financial Services Australia Pty Ltd.	3.100%	4/17/23	8,050	6,429
[9]	Volkswagen Group of America Finance LLC	2.500%	9/24/21	28,800	29,204
[9]	Volkswagen Group of America Finance LLC	4.000%	11/12/21	63,563	65,387
[9]	Volkswagen Group of America Finance LLC	2.900%	5/13/22	40,000	41,201
[9]	Volkswagen Group of America Finance LLC	2.700%	9/26/22	75,020	77,662
[9]	Volkswagen Group of America Finance LLC	0.750%	11/23/22	48,000	48,125
[9]	Volkswagen Group of America Finance LLC	3.125%	5/12/23	36,400	38,451
[9]	Volkswagen Group of America Finance LLC	4.250%	11/13/23	17,700	19,420
[9]	Volkswagen Group of America Finance LLC	0.875%	11/22/23	87,000	87,453
[9]	Volkswagen Group of America Finance LLC	3.350%	5/13/25	4,500	4,925
[9]	Volkswagen Group of America Finance LLC	1.250%	11/24/25	60,250	60,593
[9]	White Cap Buyer LLC	6.875%	10/15/28	993	1,028
[9]	William Carter Co.	5.500%	5/15/25	3,706	3,938
[9]	Williams Scotsman International Inc.	4.625%	8/15/28	2,530	2,612
[9]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	2,589	2,634
					3,647,173
Consumer Staples (3.8%)
[6,9]	7-Eleven Inc.	0.625%	2/10/23	30,650	30,694
[6,9]	7-Eleven Inc.	0.800%	2/10/24	98,000	98,138
[6,9]	7-Eleven Inc.	0.950%	2/10/26	47,900	47,942
[9]	Alimentation Couche-Tard Inc.	2.700%	7/26/22	59,525	61,315
	Altria Group Inc.	3.490%	2/14/22	177,660	183,331
	Altria Group Inc.	2.850%	8/9/22	24,480	25,384
[10]	Altria Group Inc.	1.000%	2/15/23	29,015	35,897
	Altria Group Inc.	4.000%	1/31/24	53,445	58,771
	Altria Group Inc.	3.800%	2/14/24	9,800	10,682
	Altria Group Inc.	2.350%	5/6/25	44,950	47,471
[10]	Altria Group Inc.	1.700%	6/15/25	9,705	12,467
	Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	133,206	150,617
	BAT Capital Corp.	3.222%	8/15/24	39,194	42,180
[12]	BAT Capital Corp.	2.125%	8/15/25	9,705	13,934
	BAT Capital Corp.	3.215%	9/6/26	6,000	6,550
	BAT Capital Corp.	4.700%	4/2/27	10,000	11,689
[10]	BAT International Finance plc	4.875%	2/24/21	13,350	16,249
[12]	BAT International Finance plc	1.750%	7/5/21	14,538	20,001
[10]	BAT International Finance plc	2.750%	3/25/25	1,000	1,338
17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[9]	BAT International Finance plc	3.950%	6/15/25	75,200	83,800
	BAT International Finance plc	1.668%	3/25/26	51,650	52,523
	Bunge Ltd. Finance Corp. Co.	1.630%	8/17/25	6,310	6,462
	Campbell Soup Co.	3.650%	3/15/23	47,173	50,231
[10]	Carrefour SA	1.250%	6/3/25	1,325	1,688
[10]	CK Hutchison Finance 16 Ltd.	1.250%	4/6/23	14,550	18,153
[10]	Coca-Cola Co.	0.750%	3/9/23	1,350	1,668
	Conagra Brands Inc.	4.300%	5/1/24	10,000	11,123
	Constellation Brands Inc.	2.650%	11/7/22	33,800	35,036
	Constellation Brands Inc.	3.200%	2/15/23	11,450	12,062
	Constellation Brands Inc.	4.250%	5/1/23	78,574	85,005
	Constellation Brands Inc.	4.750%	11/15/24	11,550	13,281
	Constellation Brands Inc.	4.400%	11/15/25	18,588	21,473
	Dollar General Corp.	3.250%	4/15/23	15,626	16,490
	Estee Lauder Cos. Inc.	2.000%	12/1/24	4,910	5,180
	General Mills Inc.	2.600%	10/12/22	27,900	28,908
	General Mills Inc.	3.700%	10/17/23	12,000	13,029
[10]	General Mills Inc.	0.450%	1/15/26	1,100	1,364
	Grupo Bimbo SAB de CV	4.500%	1/25/22	12,578	13,052
[9]	Grupo Bimbo SAB de CV	4.500%	1/25/22	11,180	11,599
	Hershey Co.	0.900%	6/1/25	8,900	8,996
[10]	Imperial Brands Finance plc	3.375%	2/26/26	625	866
	JM Smucker Co.	3.500%	3/15/25	15,800	17,509
	Kellogg Co.	2.650%	12/1/23	8,000	8,491
	Keurig Dr Pepper Inc.	3.551%	5/25/21	53,737	54,301
	Keurig Dr Pepper Inc.	4.057%	5/25/23	103,088	111,371
	Keurig Dr Pepper Inc.	3.130%	12/15/23	15,320	16,406
	Keurig Dr Pepper Inc.	4.417%	5/25/25	33,100	37,943
	Kimberly-Clark Corp.	3.050%	8/15/25	4,800	5,306
	Kraft Heinz Foods Co.	3.875%	5/15/27	4,770	5,192
	Kroger Co.	3.400%	4/15/22	17,300	17,804
	Kroger Co.	2.800%	8/1/22	35,058	36,256
	Kroger Co.	3.850%	8/1/23	3,400	3,661
	Kroger Co.	4.000%	2/1/24	19,700	21,563
[9]	Lamb Weston Holdings Inc.	4.625%	11/1/24	7,283	7,556
[9]	Lamb Weston Holdings Inc.	4.875%	11/1/26	1,924	1,999
[9]	Lamb Weston Holdings Inc.	4.875%	5/15/28	2,210	2,448
	McCormick & Co. Inc.	2.700%	8/15/22	5,900	6,098
	McCormick & Co. Inc.	3.150%	8/15/24	10,250	11,108
[9]	Mondelez International Holdings Netherlands BV	2.125%	9/19/22	4,800	4,935
[9]	Mondelez International Holdings Netherlands BV	2.250%	9/19/24	98,580	104,041
	Mondelez International Inc.	0.625%	7/1/22	42,500	42,702
	Mondelez International Inc.	2.125%	4/13/23	31,760	32,913
	Mondelez International Inc.	1.500%	5/4/25	43,130	44,571
[10]	Nestle Finance International Ltd.	0.375%	1/18/24	4,900	6,057
[9]	Nestle Holdings Inc.	3.500%	9/24/25	14,500	16,240
[10]	PepsiCo Inc.	0.250%	5/6/24	15,180	18,680
	PepsiCo Inc.	2.250%	3/19/25	6,935	7,378
[9]	Performance Food Group Inc.	5.500%	6/1/24	6,771	6,805
[9]	Performance Food Group Inc.	6.875%	5/1/25	997	1,072
[9]	Performance Food Group Inc.	5.500%	10/15/27	3,960	4,168
[9]	Pernod Ricard SA	4.250%	7/15/22	18,900	19,894
	Philip Morris International Inc.	2.625%	3/6/23	5,290	5,543
	Philip Morris International Inc.	1.125%	5/1/23	24,500	24,916
	Philip Morris International Inc.	2.125%	5/10/23	8,650	8,964
	Philip Morris International Inc.	2.875%	5/1/24	9,000	9,660
	Philip Morris International Inc.	1.500%	5/1/25	34,100	35,187
	Philip Morris International Inc.	0.875%	5/1/26	34,000	33,875
[9]	Post Holdings Inc.	5.750%	3/1/27	700	735
[9]	Post Holdings Inc.	4.625%	4/15/30	2,661	2,771
[10]	Procter & Gamble Co.	1.125%	11/2/23	4,400	5,549
18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[9]	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	128,598	131,814
[9]	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	165,355	176,349
	Reynolds American Inc.	4.850%	9/15/23	9,900	11,002
	Reynolds American Inc.	4.450%	6/12/25	100,038	113,153
	Sysco Corp.	2.600%	6/12/22	11,585	11,915
	Sysco Corp.	5.650%	4/1/25	13,000	15,397
	Tyson Foods Inc.	4.500%	6/15/22	18,729	19,588
	Tyson Foods Inc.	3.900%	9/28/23	20,328	22,151
	Tyson Foods Inc.	3.950%	8/15/24	88,199	97,807
	Unilever Capital Corp.	2.600%	5/5/24	52,955	56,440
[10]	Unilever Finance Netherlands BV	0.500%	8/12/23	4,800	5,940
[9]	United Natural Foods Inc.	6.750%	10/15/28	1,767	1,866
	Walmart Inc.	3.300%	4/22/24	11,670	12,667
	Walmart Inc.	2.850%	7/8/24	15,800	17,056
	Walmart Inc.	3.050%	7/8/26	414	462
					2,861,914
Energy (7.4%)
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	63,714	66,349
	BP Capital Markets America Inc.	2.520%	9/19/22	32,365	33,414
	BP Capital Markets America Inc.	2.750%	5/10/23	71,181	74,899
	BP Capital Markets America Inc.	3.216%	11/28/23	52,995	56,686
	BP Capital Markets America Inc.	3.790%	2/6/24	63,231	69,011
	BP Capital Markets America Inc.	3.224%	4/14/24	48,592	52,404
	BP Capital Markets America Inc.	3.194%	4/6/25	40,652	44,435
	BP Capital Markets plc	2.500%	11/6/22	20,305	21,066
	BP Capital Markets plc	3.814%	2/10/24	35,810	39,215
	BP Capital Markets plc	3.535%	11/4/24	16,530	18,277
	BP Capital Markets plc	3.506%	3/17/25	10,360	11,476
	Buckeye Partners LP	4.150%	7/1/23	3,230	3,315
	Canadian Natural Resources Ltd.	2.950%	1/15/23	49,314	51,348
	Canadian Natural Resources Ltd.	3.800%	4/15/24	4,022	4,349
	Canadian Natural Resources Ltd.	3.900%	2/1/25	12,780	14,058
	Canadian Natural Resources Ltd.	2.050%	7/15/25	18,252	18,937
	Cenovus Energy Inc.	3.000%	8/15/22	7,465	7,642
	Cenovus Energy Inc.	5.375%	7/15/25	35,868	40,307
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	130,809	152,131
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	70,183	81,237
[9]	Cheniere Energy Inc.	4.625%	10/15/28	3,665	3,834
	Chevron Corp.	1.554%	5/11/25	85,696	88,399
	Chevron USA Inc.	3.900%	11/15/24	15,800	17,646
	Chevron USA Inc.	0.687%	8/12/25	39,370	39,224
	Cimarex Energy Co.	4.375%	6/1/24	6,805	7,443
	CNPC General Capital Ltd.	3.950%	4/19/22	2,147	2,224
	ConocoPhillips Co.	2.400%	12/15/22	21,507	22,202
	ConocoPhillips Co.	4.950%	3/15/26	36,385	43,381
	DCP Midstream Operating LP	5.625%	7/15/27	1,801	1,959
	Diamondback Energy Inc.	2.875%	12/1/24	83,007	87,676
	Diamondback Energy Inc.	4.750%	5/31/25	6,060	6,854
	Ecopetrol SA	5.875%	9/18/23	25,280	28,061
	Ecopetrol SA	5.375%	6/26/26	26,009	29,553
	Empresa Nacional del Petroleo	4.375%	10/30/24	9,675	10,616
	Empresa Nacional del Petroleo	3.750%	8/5/26	8,245	9,008
	Empresa Nacional del Petroleo	5.250%	11/6/29	7,686	9,059
	Enbridge Energy Partners LP	5.875%	10/15/25	10,441	12,558
	Enbridge Inc.	2.900%	7/15/22	12,898	13,319
	Enbridge Inc.	4.000%	10/1/23	32,750	35,449
	Enbridge Inc.	3.500%	6/10/24	4,840	5,246
	Enbridge Inc.	2.500%	1/15/25	32,990	34,848
[9]	Endeavor Energy Resources LP / EER Finance Inc.	6.625%	7/15/25	1,196	1,271
	Energy Transfer Operating LP	4.650%	6/1/21	35,235	35,367
	Energy Transfer Operating LP	5.200%	2/1/22	41,415	42,761
19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Energy Transfer Operating LP	3.600%	2/1/23	2,416	2,522
	Energy Transfer Operating LP	4.250%	3/15/23	39,423	41,739
	Energy Transfer Operating LP	4.200%	9/15/23	41,572	44,846
	Energy Transfer Operating LP	5.875%	1/15/24	33,215	37,242
	Energy Transfer Operating LP	4.900%	2/1/24	40,324	44,155
	Energy Transfer Operating LP	4.500%	4/15/24	37,544	41,251
	Energy Transfer Operating LP	4.050%	3/15/25	14,298	15,603
	Energy Transfer Operating LP	2.900%	5/15/25	1,940	2,047
	Energy Transfer Operating LP	4.750%	1/15/26	3,155	3,549
	Energy Transfer Partners	0.000%	2/1/21	21,000	20,999
	Energy Transfer Partners	0.000%	2/2/21	98,000	97,992
	Energy Transfer Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	83,408	86,928
	Energy Transfer Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	85,463	90,334
	Energy Transfer Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	76,002	82,310
[9]	Eni SPA	4.000%	9/12/23	77,305	83,803
[9]	EnLink Midstream LLC	5.625%	1/15/28	865	863
	Enterprise Products Operating LLC	3.500%	2/1/22	64,671	66,693
	Enterprise Products Operating LLC	3.900%	2/15/24	28,502	31,112
	EOG Resources Inc.	2.625%	3/15/23	16,661	17,332
	EOG Resources Inc.	3.150%	4/1/25	29,057	31,676
[9]	EQM Midstream Partners LP	6.000%	7/1/25	2,905	3,028
[9]	EQM Midstream Partners LP	4.500%	1/15/29	1,310	1,264
	EQT Corp.	3.000%	10/1/22	1,116	1,127
	EQT Corp.	5.000%	1/15/29	3,660	3,971
	Equinor ASA	3.150%	1/23/22	2,000	2,057
[10]	Exxon Mobil Corp.	0.142%	6/26/24	29,015	35,460
	Exxon Mobil Corp.	2.019%	8/16/24	96,905	101,774
	Exxon Mobil Corp.	2.992%	3/19/25	26,595	28,864
	Exxon Mobil Corp.	2.275%	8/16/26	538	574
	Gazprom PJSC Via Gaz Capital SA	6.510%	3/7/22	9,480	10,034
[10]	Gazprom PJSC Via Gaz Capital SA	3.125%	11/17/23	2,600	3,345
[10]	Gazprom PJSC Via Gaz Capital SA	2.949%	1/24/24	15,630	19,959
[10]	Gazprom PJSC Via Gaz Capital SA	2.250%	11/22/24	3,400	4,294
	Harvest Operations Corp.	3.000%	9/21/22	2,875	2,994
[9]	Hilcorp Energy I LP / Hilcorp Finance Co.	5.750%	2/1/29	2,095	2,116
	Husky Energy Inc.	3.950%	4/15/22	1,410	1,450
[9]	KazMunayGas National Co. JSC	6.375%	10/24/48	2,800	3,864
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	4,855	4,874
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	9,647	9,821
	Kinder Morgan Energy Partners LP	4.150%	3/1/22	3,695	3,835
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	77,198	80,705
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	32,549	34,178
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	10,068	10,736
	Kinder Morgan Energy Partners LP	4.150%	2/1/24	11,015	12,028
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	16,684	18,417
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	5,145	5,723
[9]	Kinder Morgan Inc.	5.000%	2/15/21	29,644	29,671
	Kinder Morgan Inc.	3.150%	1/15/23	88,311	92,519
[9]	Kinder Morgan Inc.	5.625%	11/15/23	23,915	26,800
	Kinder Morgan Inc.	4.300%	6/1/25	16,139	18,235
	Marathon Oil Corp.	2.800%	11/1/22	27,959	28,623
	Marathon Petroleum Corp.	5.125%	3/1/21	28,926	28,926
	Marathon Petroleum Corp.	4.500%	5/1/23	80,322	86,949
	Marathon Petroleum Corp.	4.750%	12/15/23	52,092	57,562
	Marathon Petroleum Corp.	3.625%	9/15/24	31,830	34,655
	Marathon Petroleum Corp.	4.700%	5/1/25	66,012	75,171
[9]	MEG Energy Corp.	6.500%	1/15/25	3,748	3,860
[9]	Midwest Connector Capital Co. LLC	3.625%	4/1/22	67,868	68,917
[9]	Midwest Connector Capital Co. LLC	3.900%	4/1/24	17,856	18,229
	MPLX LP	3.500%	12/1/22	41,490	43,513
	MPLX LP	3.375%	3/15/23	15,115	15,946
20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	MPLX LP	4.875%	12/1/24	29,939	33,981
	MPLX LP	4.875%	6/1/25	6,100	7,000
	MPLX LP	1.750%	3/1/26	43,550	44,367
	Nustar Logistics LP	5.750%	10/1/25	4,110	4,357
	Occidental Petroleum Corp.	3.500%	6/15/25	3,465	3,348
	Occidental Petroleum Corp.	5.500%	12/1/25	2,665	2,785
	Occidental Petroleum Corp.	3.400%	4/15/26	1,110	1,068
	Occidental Petroleum Corp.	3.200%	8/15/26	4,463	4,195
	Occidental Petroleum Corp.	6.625%	9/1/30	1,185	1,338
	ONEOK Inc.	2.750%	9/1/24	43,624	46,037
	ONEOK Inc.	2.200%	9/15/25	7,666	7,998
	ONEOK Partners LP	3.375%	10/1/22	4,801	4,981
	ONEOK Partners LP	5.000%	9/15/23	26,043	28,535
	ONEOK Partners LP	4.900%	3/15/25	9,680	10,956
	Ovintiv Exploration Inc.	5.750%	1/30/22	19,510	20,242
	Ovintiv Exploration Inc.	5.625%	7/1/24	8,776	9,500
	Ovintiv Inc.	3.900%	11/15/21	4,860	4,921
	Pertamina Persero PT	4.875%	5/3/22	31,389	32,894
	Pertamina Persero PT	4.300%	5/20/23	5,550	5,938
	Petronas Capital Ltd.	3.125%	3/18/22	12,520	12,900
	Petronas Capital Ltd.	7.875%	5/22/22	10,234	11,217
[9]	Petronas Capital Ltd.	3.500%	4/21/30	5,835	6,572
	Phillips 66	3.700%	4/6/23	23,599	25,180
	Phillips 66	0.900%	2/15/24	24,185	24,231
	Phillips 66	3.850%	4/9/25	13,675	15,256
	Pioneer Natural Resources Co.	0.750%	1/15/24	29,110	29,120
	Pioneer Natural Resources Co.	1.125%	1/15/26	19,460	19,463
	Pioneer Natural Resources Co.	4.450%	1/15/26	18,415	21,154
	Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	29,874	30,768
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	18,518	19,797
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	11,437	12,293
	Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	10,505	11,755
[9]	Rattler Midstream LP	5.625%	7/15/25	1,053	1,100
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	53,378	55,940
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	83,467	91,296
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	60,549	69,177
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	97,746	113,874
	Saudi Arabian Oil Co.	2.875%	4/16/24	13,400	14,221
[9]	Saudi Arabian Oil Co.	1.625%	11/24/25	6,115	6,230
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	9,590	9,785
	Shell International Finance BV	2.000%	11/7/24	121,255	127,062
	Shell International Finance BV	2.375%	4/6/25	33,945	36,120
	Shell International Finance BV	3.250%	5/11/25	34,686	38,336
	Shell International Finance BV	2.875%	5/10/26	441	483
	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	8,873	9,199
[9]	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	21,800	23,712
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	30,630	33,346
	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	10,000	10,762
	Sinopec Group Overseas Development 2017 Ltd.	2.500%	9/13/22	38,173	39,102
	Southern Natural Gas Co. LLC / Southern Natural Issuing Corp.	4.400%	6/15/21	6,395	6,424
	Spectra Energy Partners LP	3.500%	3/15/25	11,985	13,119
	State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	6,595	7,005
	Suncor Energy Inc.	2.800%	5/15/23	43,765	45,960
	Suncor Energy Inc.	3.600%	12/1/24	9,685	10,655
	Suncor Energy Inc.	3.100%	5/15/25	19,852	21,491
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	53,012	53,144
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	16,340	17,034
	Sunoco Logistics Partners Operations LP	4.250%	4/1/24	43,668	47,325
[9]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	7.500%	10/1/25	250	266
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	1,760	1,892
	Total Capital Canada Ltd.	2.750%	7/15/23	25,786	27,291
21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Total Capital International SA	2.700%	1/25/23	6,755	7,068
	Total Capital International SA	3.700%	1/15/24	20,825	22,809
	Total Capital International SA	2.434%	1/10/25	77,470	82,231
	TransCanada PipeLines Ltd.	2.500%	8/1/22	60,016	61,839
	TransCanada PipeLines Ltd.	3.750%	10/16/23	28,622	30,820
	TransCanada PipeLines Ltd.	4.875%	1/15/26	28,389	33,352
	Valero Energy Corp.	2.700%	4/15/23	19,175	19,995
	Valero Energy Corp.	1.200%	3/15/24	37,665	37,859
	Valero Energy Corp.	2.850%	4/15/25	12,465	13,236
	Western Midstream Operating LP	5.050%	2/1/30	5,530	6,083
	Williams Cos. Inc.	7.875%	9/1/21	3,900	4,065
	Williams Cos. Inc.	4.000%	11/15/21	11,585	11,800
	Williams Cos. Inc.	3.600%	3/15/22	87,852	90,446
	Williams Cos. Inc.	3.350%	8/15/22	9,730	10,077
	Williams Cos. Inc.	3.700%	1/15/23	26,954	28,369
	Williams Cos. Inc.	4.500%	11/15/23	78,400	86,035
	Williams Cos. Inc.	4.550%	6/24/24	114,409	127,207
	Williams Cos. Inc.	3.900%	1/15/25	8,818	9,741
	Williams Cos. Inc.	4.000%	9/15/25	9,899	11,112
	WPX Energy Inc.	5.750%	6/1/26	970	1,017
					5,468,237
Financials (27.1%)
[10]	ABN AMRO Bank NV	6.375%	4/27/21	14,550	17,913
	ABN AMRO Bank NV	4.400%	3/27/28	22,000	23,420
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	27,350	28,478
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.125%	7/3/23	10,230	10,918
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	61,208	66,203
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.875%	1/16/24	14,000	15,371
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.150%	2/15/24	33,690	35,293
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.875%	8/14/24	38,553	40,079
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	1/15/25	25,865	27,558
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	24,230	28,588
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	8,400	9,233
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.750%	1/30/26	47,476	46,591
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	4/3/26	2,855	3,172
[9]	AIG Global Funding	2.700%	12/15/21	13,080	13,358
	Air Lease Corp.	2.250%	1/15/23	22,025	22,640
	Air Lease Corp.	2.750%	1/15/23	7,588	7,867
	Air Lease Corp.	3.875%	7/3/23	10,700	11,433
	Air Lease Corp.	4.250%	2/1/24	18,766	20,489
	Air Lease Corp.	2.300%	2/1/25	34,000	35,034
	Air Lease Corp.	3.250%	3/1/25	2,910	3,107
	Air Lease Corp.	3.375%	7/1/25	12,625	13,571
	Air Lease Corp.	2.875%	1/15/26	62,335	65,606
	Aircastle Ltd.	4.400%	9/25/23	4,850	5,196
	Aircastle Ltd.	4.125%	5/1/24	6,790	7,189
[9]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	4.250%	10/15/27	1,185	1,203
[9]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750%	10/15/27	210	221
	Allstate Corp.	0.750%	12/15/25	12,590	12,581
	Ally Financial Inc.	4.125%	2/13/22	15,564	16,128
	Ally Financial Inc.	4.625%	5/19/22	6,730	7,075
	Ally Financial Inc.	1.450%	10/2/23	75,800	77,032
	Ally Financial Inc.	3.875%	5/21/24	46,879	51,157
	Ally Financial Inc.	5.125%	9/30/24	1,655	1,899
	Ally Financial Inc.	5.750%	11/20/25	4,850	5,632
	American Express Co.	3.700%	11/5/21	45,080	46,115
	American Express Co.	2.750%	5/20/22	32,330	33,286
	American Express Co.	2.500%	8/1/22	9,760	10,064
	American Express Co.	3.700%	8/3/23	158,448	171,437
	American Express Co.	3.400%	2/22/24	44,050	47,759
	American Express Co.	2.500%	7/30/24	93,885	99,836
22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	American Express Co.	3.000%	10/30/24	33,952	36,813
	American International Group Inc.	4.875%	6/1/22	3,605	3,811
	American International Group Inc.	2.500%	6/30/25	74,267	79,067
	American International Group Inc.	3.750%	7/10/25	22,190	24,715
	Ameriprise Financial Inc.	3.000%	3/22/22	22,330	22,994
	Ameriprise Financial Inc.	4.000%	10/15/23	188	206
	Ameriprise Financial Inc.	3.700%	10/15/24	23,893	26,508
	Ameriprise Financial Inc.	3.000%	4/2/25	20,610	22,355
[9]	Antares Holdings LP	3.950%	7/15/26	9,700	9,749
	Aon plc	4.000%	11/27/23	8,052	8,769
[9]	Apollo Management Holdings LP	4.000%	5/30/24	4,835	5,345
	Assurant Inc.	4.200%	9/27/23	9,700	10,581
[10]	Athene Global Funding	1.875%	6/23/23	24,185	30,601
[9]	Athene Global Funding	1.200%	10/13/23	35,790	36,144
[9]	Athene Global Funding	0.950%	1/8/24	34,970	34,992
[10]	Athene Global Funding	1.125%	9/2/25	9,700	12,178
[10]	Australia & New Zealand Banking Group Ltd.	0.625%	2/21/23	12,145	15,025
[9]	Australia & New Zealand Banking Group Ltd.	2.950%	7/22/30	50,299	53,057
[8,11]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 2.700%	2.719%	5/17/26	8,750	6,727
[9]	Avolon Holdings Funding Ltd.	2.125%	2/21/26	30,875	30,263
[9]	Avolon Holdings Funding Ltd.	4.250%	4/15/26	20,690	22,326
[9]	Avolon Holdings Funding Ltd.	4.375%	5/1/26	1,237	1,338
	Banco Santander SA	3.125%	2/23/23	21,400	22,497
	Banco Santander SA	2.706%	6/27/24	78,400	83,593
	Banco Santander SA	2.746%	5/28/25	38,040	40,539
[8,11]	Banco Santander SA, 3M Australian Bank Bill Rate + 1.650%	1.662%	1/19/23	14,400	11,075
	Bank of America Corp.	3.499%	5/17/22	59,972	60,513
	Bank of America Corp.	3.124%	1/20/23	46,075	47,279
	Bank of America Corp.	2.816%	7/21/23	19,500	20,184
[10]	Bank of America Corp.	0.750%	7/26/23	65,745	81,483
	Bank of America Corp.	3.004%	12/20/23	101,268	105,967
	Bank of America Corp.	4.125%	1/22/24	48,795	53,915
	Bank of America Corp.	3.550%	3/5/24	156,731	166,301
	Bank of America Corp.	4.000%	4/1/24	14,195	15,689
	Bank of America Corp.	3.864%	7/23/24	43,351	46,879
	Bank of America Corp.	4.200%	8/26/24	20,727	23,081
	Bank of America Corp.	0.810%	10/24/24	59,850	60,066
	Bank of America Corp.	4.000%	1/22/25	94,485	105,246
	Bank of America Corp.	3.458%	3/15/25	9,700	10,527
	Bank of America Corp.	3.950%	4/21/25	43,057	47,999
	Bank of America Corp.	3.875%	8/1/25	4,645	5,246
	Bank of America Corp.	0.981%	9/25/25	49,430	49,783
	Bank of America Corp.	3.093%	10/1/25	80,345	86,757
	Bank of America Corp.	2.456%	10/22/25	19,250	20,360
	Bank of America Corp.	3.366%	1/23/26	52,253	57,188
	Bank of America Corp.	2.015%	2/13/26	65,725	68,404
	Bank of America Corp.	4.450%	3/3/26	23,458	26,976
	Bank of America Corp.	1.319%	6/19/26	47,655	48,127
	Bank of America Corp.	1.197%	10/24/26	29,580	29,723
	Bank of Montreal	3.300%	2/5/24	134,729	146,039
	Bank of Montreal	4.338%	10/5/28	51,040	55,570
	Bank of New York Mellon Corp.	2.950%	1/29/23	10,836	11,382
	Bank of New York Mellon Corp.	2.661%	5/16/23	4,850	4,996
	Bank of New York Mellon Corp.	3.450%	8/11/23	63,692	68,639
	Bank of New York Mellon Corp.	3.650%	2/4/24	14,560	15,892
	Bank of New York Mellon Corp.	3.400%	5/15/24	19,330	21,142
	Bank of New York Mellon Corp.	3.250%	9/11/24	7,855	8,594
	Bank of New York Mellon Corp.	2.100%	10/24/24	16,230	17,185
	Bank of New York Mellon Corp.	3.000%	2/24/25	21,580	23,532
	Bank of New York Mellon Corp.	1.600%	4/24/25	32,270	33,483
23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Bank of Nova Scotia	1.950%	2/1/23	104,170	107,404
	Bank of Nova Scotia	2.200%	2/3/25	80,899	85,247
	Bank of Nova Scotia	1.300%	6/11/25	46,410	47,358
	Bank of Nova Scotia	4.500%	12/16/25	16,780	19,460
[9]	Banque Federative du Credit Mutuel SA	2.125%	11/21/22	44,250	45,688
[9]	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	69,105	74,540
[9]	Banque Federative du Credit Mutuel SA	0.650%	2/27/24	37,920	37,826
[9]	Banque Federative du Credit Mutuel SA	2.375%	11/21/24	23,000	24,443
[12]	Barclays Bank plc	10.000%	5/21/21	47,365	66,600
	Barclays plc	3.684%	1/10/23	4,260	4,381
	Barclays plc	4.610%	2/15/23	27,500	28,598
	Barclays plc	4.375%	9/11/24	46,664	51,513
	Barclays plc	1.007%	12/10/24	53,410	53,709
	Barclays plc	3.650%	3/16/25	28,600	31,316
	Barclays plc	3.932%	5/7/25	51,325	56,101
	Barclays plc	4.375%	1/12/26	8,583	9,790
	Barclays plc	2.852%	5/7/26	48,500	51,765
[10]	Berkshire Hathaway Inc.	0.625%	1/17/23	30,520	37,644
[10]	Blackstone Property Partners Europe Holdings Sarl	1.400%	7/6/22	26,785	33,016
[10]	Blackstone Property Partners Europe Holdings Sarl	0.500%	9/12/23	21,547	26,417
[10]	Blackstone Property Partners Europe Holdings Sarl	2.200%	7/24/25	1,200	1,568
[9]	BNP Paribas SA	2.819%	11/19/25	28,125	29,980
[9]	BNP Paribas SA	2.219%	6/9/26	16,200	16,904
[9]	BNP Paribas SA	1.323%	1/13/27	46,345	46,547
[9]	BOC Aviation Ltd.	2.375%	9/15/21	29,210	29,398
	BPCE SA	2.750%	12/2/21	6,822	6,961
[10]	BPCE SA	0.625%	9/26/23	4,100	5,096
[9]	BPCE SA	2.375%	1/14/25	25,750	27,075
[9]	BPCE SA	1.000%	1/20/26	30,245	30,198
[8,11]	BPCE SA, 3M Australian Bank Bill Rate + 1.100%	1.111%	4/26/23	21,540	16,699
	Brookfield Asset Management Inc.	4.000%	1/15/25	19,800	21,927
	Brown & Brown Inc.	4.200%	9/15/24	33,202	36,918
	Canadian Imperial Bank of Commerce	2.606%	7/22/23	23,183	23,931
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	50,705	54,865
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	27,720	29,898
	Canadian Imperial Bank of Commerce	0.950%	10/23/25	16,780	16,918
	Capital One Bank USA NA	2.014%	1/27/23	67,900	68,922
	Capital One Bank USA NA	3.375%	2/15/23	29,149	30,788
	Capital One Bank USA NA	2.280%	1/28/26	46,330	48,346
	Capital One Financial Corp.	3.050%	3/9/22	38,860	39,937
	Capital One Financial Corp.	2.600%	5/11/23	34,865	36,439
	Capital One Financial Corp.	3.500%	6/15/23	1,210	1,295
	Capital One Financial Corp.	3.750%	4/24/24	15,000	16,406
	Capital One Financial Corp.	3.300%	10/30/24	14,500	15,770
	Capital One NA	2.250%	9/13/21	15,602	15,757
	Charles Schwab Corp.	3.550%	2/1/24	4,800	5,215
	Charles Schwab Corp.	4.200%	3/24/25	9,465	10,772
	Charles Schwab Corp.	3.850%	5/21/25	33,880	38,173
	Charles Schwab Corp.	0.900%	3/11/26	29,040	29,098
	Chubb INA Holdings Inc.	2.700%	3/13/23	21,675	22,729
	Chubb INA Holdings Inc.	3.350%	5/15/24	94,408	102,843
	Chubb INA Holdings Inc.	3.150%	3/15/25	31,665	34,712
	CIT Group Inc.	4.750%	2/16/24	4,263	4,668
	CIT Group, Inc.	3.929%	6/19/24	1,940	2,061
	Citibank NA	2.844%	5/20/22	10,600	10,679
	Citibank NA	3.650%	1/23/24	3,013	3,289
[8,11]	Citibank NA, 3M Australian Bank Bill Rate + 0.750%	0.770%	5/20/22	13,800	10,607
	Citigroup Inc.	4.500%	1/14/22	8,760	9,099
	Citigroup Inc.	2.750%	4/25/22	68,650	70,541
	Citigroup Inc.	2.312%	11/4/22	62,640	63,501
	Citigroup Inc.	3.142%	1/24/23	65,832	67,571
24

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Citigroup Inc.	3.500%	5/15/23	18,000	19,196
	Citigroup Inc.	2.876%	7/24/23	47,810	49,495
	Citigroup Inc.	1.678%	5/15/24	20,210	20,666
	Citigroup Inc.	4.044%	6/1/24	71,725	77,516
	Citigroup Inc.	3.750%	6/16/24	1,800	1,990
	Citigroup Inc.	0.776%	10/30/24	25,890	25,957
	Citigroup Inc.	3.875%	3/26/25	25,642	28,371
	Citigroup Inc.	3.352%	4/24/25	58,338	63,151
	Citigroup Inc.	3.300%	4/27/25	11,650	12,823
	Citigroup Inc.	4.400%	6/10/25	25,625	29,057
	Citigroup Inc.	5.500%	9/13/25	2,615	3,105
	Citigroup Inc.	4.600%	3/9/26	24,200	28,015
	Citigroup Inc.	3.106%	4/8/26	58,465	63,212
[10]	Citigroup Inc.	1.500%	7/24/26	1,700	2,183
	Citigroup Inc.	3.200%	10/21/26	7,025	7,753
	Citigroup Inc.	1.122%	1/28/27	29,100	29,054
[8,11]	Citigroup Inc., 3M Australian Bank Bill Rate + 1.550%	1.579%	5/4/21	37,163	28,494
[8,11]	Citigroup Inc., 3M Australian Bank Bill Rate + 1.720%	1.731%	10/27/23	5,800	4,558
	Citizens Bank NA	3.250%	2/14/22	38,875	39,944
[8,11]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 2.650%	2.670%	6/3/26	3,200	2,462
	Cooperatieve Rabobank UA	3.950%	11/9/22	2,623	2,780
	Cooperatieve Rabobank UA	2.750%	1/10/23	18,890	19,789
[9]	Cooperatieve Rabobank UA	3.875%	9/26/23	77,820	84,768
	Cooperatieve Rabobank UA	4.625%	12/1/23	88,770	98,644
[10]	Cooperatieve Rabobank UA	0.625%	2/27/24	15,200	18,845
[9]	Cooperatieve Rabobank UA	2.625%	7/22/24	9,720	10,367
	Cooperatieve Rabobank UA	4.375%	8/4/25	13,950	15,937
[10]	Credit Agricole SA	3.125%	2/5/26	2,000	2,820
[9]	Credit Agricole SA	1.247%	1/26/27	26,940	26,934
	Credit Suisse AG	2.100%	11/12/21	300	304
	Credit Suisse AG	1.000%	5/5/23	31,250	31,680
	Credit Suisse AG	0.495%	2/2/24	17,465	17,474
	Credit Suisse AG	3.625%	9/9/24	64,404	71,074
	Credit Suisse AG	2.950%	4/9/25	1,350	1,469
[9]	Credit Suisse Group AG	3.574%	1/9/23	31,845	32,711
	Credit Suisse Group AG	3.800%	6/9/23	56,320	60,508
[9]	Credit Suisse Group AG	4.207%	6/12/24	62,630	67,477
	Credit Suisse Group AG	3.750%	3/26/25	16,966	18,750
[9]	Credit Suisse Group AG	2.193%	6/5/26	12,680	13,182
[9]	Credit Suisse Group AG	1.305%	2/2/27	19,480	19,455
[8,11]	Credit Suisse Group AG, 3M Australian Bank Bill Rate + 1.250%	1.268%	3/8/24	9,240	7,072
[10]	Credit Suisse Group Funding Guernsey Ltd.	1.250%	4/14/22	37,455	46,232
[9]	Danske Bank A/S	2.000%	9/8/21	25,872	26,117
[10]	Danske Bank A/S	1.375%	5/24/22	9,705	12,013
[9]	Danske Bank A/S	3.001%	9/20/22	39,000	39,516
[9]	Danske Bank A/S	3.875%	9/12/23	34,000	36,585
[9]	Danske Bank A/S	1.171%	12/8/23	43,945	44,084
	Deutsche Bank AG	2.222%	9/18/24	27,415	28,203
	Deutsche Bank AG	2.129%	11/24/26	31,800	32,123
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	38,730	40,656
[9,13]	Dexia Credit Local SA	2.375%	9/20/22	5,800	5,992
	Discover Bank	4.200%	8/8/23	27,950	30,474
	Discover Bank	2.450%	9/12/24	34,165	36,006
	Discover Bank	4.682%	8/9/28	14,450	15,367
	Discover Financial Services	3.950%	11/6/24	4,535	5,010
[10]	DNB Bank	0.050%	11/14/23	3,700	4,528
[9]	DNB Bank ASA	2.150%	12/2/22	16,230	16,786
[9]	DNB Bank ASA	1.127%	9/16/26	20,160	20,328
	Equitable Holdings Inc.	3.900%	4/20/23	32,156	34,573
[10]	FCA Bank SPA	1.250%	6/21/22	21,830	26,963
25

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[10]	FCA Bank SPA	0.625%	11/24/22	9,700	11,903
	Fidelity National Financial Inc.	5.500%	9/1/22	2,370	2,547
	Fifth Third Bancorp	3.650%	1/25/24	29,100	31,645
	Fifth Third Bank NA	1.800%	1/30/23	27,200	27,954
	First Republic Bank	2.500%	6/6/22	91,570	94,039
	First Republic Bank	1.912%	2/12/24	29,621	30,432
[9]	Five Corners Funding Trust	4.419%	11/15/23	88,012	97,321
	Franklin Resources Inc.	2.800%	9/15/22	24,772	25,730
	FS KKR Capital Corp.	3.400%	1/15/26	17,630	17,635
[9]	GA Global Funding Trust	1.625%	1/15/26	12,550	12,641
	GATX Corp.	3.250%	3/30/25	2,109	2,292
[9]	GE Capital Funding LLC	3.450%	5/15/25	12,970	14,228
	Goldman Sachs Group Inc.	2.875%	2/25/21	81,352	81,352
	Goldman Sachs Group Inc.	5.750%	1/24/22	27,568	29,004
	Goldman Sachs Group Inc.	3.000%	4/26/22	60,810	61,189
[10]	Goldman Sachs Group Inc.	1.375%	7/26/22	9,705	12,058
	Goldman Sachs Group Inc.	2.876%	10/31/22	52,755	53,679
	Goldman Sachs Group Inc.	0.481%	1/27/23	73,000	73,017
	Goldman Sachs Group Inc.	2.908%	6/5/23	48,238	49,804
	Goldman Sachs Group Inc.	2.905%	7/24/23	32,411	33,561
	Goldman Sachs Group Inc.	0.627%	11/17/23	52,380	52,443
	Goldman Sachs Group Inc.	3.625%	2/20/24	62,105	67,381
	Goldman Sachs Group Inc.	4.000%	3/3/24	29,010	31,915
	Goldman Sachs Group Inc.	3.850%	7/8/24	48,492	53,115
	Goldman Sachs Group Inc.	3.500%	1/23/25	51,450	56,287
[10]	Goldman Sachs Group Inc.	3.375%	3/27/25	1,000	1,376
	Goldman Sachs Group Inc.	3.500%	4/1/25	72,600	79,865
	Goldman Sachs Group Inc.	3.750%	5/22/25	14,450	16,039
	Goldman Sachs Group Inc.	3.272%	9/29/25	99,376	108,281
	Goldman Sachs Group Inc.	4.250%	10/21/25	22,755	25,821
	Goldman Sachs Group Inc.	3.500%	11/16/26	25,155	27,987
	Goldman Sachs Group Inc.	1.093%	12/9/26	37,910	38,005
[8,11]	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.200%	1.220%	5/16/23	19,370	14,983
[8,11]	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.370%	1.388%	9/8/21	19,280	14,825
[9]	Great-West Lifeco US Finance 2020 LP	0.904%	8/12/25	14,450	14,439
	HSBC Holdings plc	3.262%	3/13/23	89,049	91,858
	HSBC Holdings plc	3.600%	5/25/23	52,881	56,717
	HSBC Holdings plc	3.033%	11/22/23	87,945	92,122
[14]	HSBC Holdings plc	3.196%	12/5/23	48,400	40,383
	HSBC Holdings plc	4.250%	3/14/24	45,545	50,050
	HSBC Holdings plc	3.950%	5/18/24	61,416	66,009
	HSBC Holdings plc	3.803%	3/11/25	58,275	63,438
	HSBC Holdings plc	4.250%	8/18/25	33,878	38,162
	HSBC Holdings plc	2.633%	11/7/25	46,395	49,024
	HSBC Holdings plc	1.645%	4/18/26	79,315	80,819
	HSBC Holdings plc	2.099%	6/4/26	122,257	126,414
	HSBC Holdings plc	4.292%	9/12/26	35,483	40,240
[8,11]	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%	1.120%	2/16/24	4,800	3,669
	Huntington Bancshares Inc.	4.350%	2/4/23	8,800	9,447
	Huntington National Bank	2.500%	8/7/22	47,438	48,919
	Huntington National Bank	3.550%	10/6/23	61,415	66,377
	ING Groep NV	3.550%	4/9/24	4,800	5,237
	Intercontinental Exchange Inc.	0.700%	6/15/23	24,540	24,727
	Intercontinental Exchange Inc.	4.000%	10/15/23	40,240	44,062
[9]	Intesa Sanpaolo SPA	3.250%	9/23/24	51,560	54,819
	Invesco Finance plc	3.125%	11/30/22	28,515	29,908
	Invesco Finance plc	4.000%	1/30/24	40,732	44,859
	Jefferies Group LLC	5.125%	1/20/23	13,585	14,774
[10]	JPMorgan Chase & Co.	2.750%	8/24/22	48,490	61,631
	JPMorgan Chase & Co.	2.972%	1/15/23	88,737	90,967
	JPMorgan Chase & Co.	3.207%	4/1/23	61,154	63,136
26

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	JPMorgan Chase & Co.	2.776%	4/25/23	92,825	95,493
	JPMorgan Chase & Co.	2.700%	5/18/23	26,755	28,064
[10]	JPMorgan Chase & Co.	0.625%	1/25/24	2,900	3,589
	JPMorgan Chase & Co.	3.559%	4/23/24	71,475	76,290
	JPMorgan Chase & Co.	3.625%	5/13/24	22,750	25,030
	JPMorgan Chase & Co.	1.514%	6/1/24	29,050	29,635
	JPMorgan Chase & Co.	3.797%	7/23/24	15,069	16,281
	JPMorgan Chase & Co.	3.875%	9/10/24	3,075	3,421
	JPMorgan Chase & Co.	0.653%	9/16/24	21,265	21,395
	JPMorgan Chase & Co.	4.023%	12/5/24	80,277	87,821
	JPMorgan Chase & Co.	3.125%	1/23/25	20,195	21,901
	JPMorgan Chase & Co.	3.220%	3/1/25	117,868	126,688
	JPMorgan Chase & Co.	3.900%	7/15/25	11,259	12,655
	JPMorgan Chase & Co.	2.301%	10/15/25	109,425	115,433
	JPMorgan Chase & Co.	2.005%	3/13/26	83,048	86,467
	JPMorgan Chase & Co.	2.083%	4/22/26	66,015	69,076
	JPMorgan Chase & Co.	1.045%	11/19/26	48,360	48,283
	JPMorgan Chase & Co.	1.040%	2/4/27	42,800	42,743
	KeyBank NA	0.423%	1/3/24	32,270	32,313
[9]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.250%	2/1/27	1,595	1,547
[10]	LeasePlan Corp. NV	1.000%	2/25/22	9,665	11,870
[15,16]	Lehman Brothers E-Capital Trust I	3.589%	8/19/65	9,410	1
	Lincoln National Corp.	4.000%	9/1/23	8,850	9,639
[10]	Lloyds Banking Group plc	0.750%	11/9/21	14,550	17,793
	Lloyds Banking Group plc	2.858%	3/17/23	56,965	58,389
	Lloyds Banking Group plc	1.326%	6/15/23	61,255	61,868
	Lloyds Banking Group plc	4.050%	8/16/23	53,550	58,181
	Lloyds Banking Group plc	2.907%	11/7/23	133,035	138,356
	Lloyds Banking Group plc	3.900%	3/12/24	14,500	15,909
	Lloyds Banking Group plc	4.500%	11/4/24	19,450	21,781
	Lloyds Banking Group plc	4.450%	5/8/25	30,695	35,043
	Lloyds Banking Group plc	3.870%	7/9/25	21,410	23,463
	Lloyds Banking Group plc	4.582%	12/10/25	8,355	9,513
	Lloyds Banking Group plc	2.438%	2/5/26	14,700	15,444
[11]	Macquarie Bank Ltd.	1.750%	6/21/22	2,910	2,268
[8,11]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 0.750%	0.764%	6/21/22	54,720	42,115
[11]	Macquarie Group Ltd.	3.250%	12/15/22	6,400	4,989
[9]	Macquarie Group Ltd.	3.189%	11/28/23	8,330	8,713
	Macquarie Group Ltd.	3.189%	11/28/23	29,040	30,374
[9]	Macquarie Group Ltd.	1.340%	1/12/27	19,425	19,525
[8,11]	Macquarie Group Ltd., 3M Australian Bank Bill Rate + 1.150%	1.168%	12/15/22	33,920	26,002
[8]	Manufacturers & Traders Trust Co., 3M USD LIBOR + 0.640%	0.865%	12/1/21	9,755	9,754
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	4,791	5,057
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	9,700	10,551
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	49,082	53,379
[9]	MassMutual Global Funding II	2.750%	6/22/24	54,080	58,100
	MetLife Inc.	3.600%	4/10/24	6,554	7,194
[9]	Metropolitan Life Global Funding I	1.950%	1/13/23	10,485	10,819
[9]	Metropolitan Life Global Funding I	0.900%	6/8/23	27,440	27,781
[9]	Metropolitan Life Global Funding I	0.400%	1/7/24	33,560	33,499
[9]	Metropolitan Life Global Funding I	3.600%	1/11/24	13,720	15,011
[10]	Metropolitan Life Global Funding I	0.375%	4/9/24	14,505	17,894
	Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	59,970	61,873
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	64,990	67,103
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	35,723	36,937
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	98,645	106,711
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	8,775	9,238
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	48,925	53,182
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	27,840	29,807
	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	62,120	62,339
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	76,650	80,513
27

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	21,100	23,491
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	28,400	28,931
[9]	Mizuho Bank Ltd.	2.950%	10/17/22	11,772	12,289
[9]	Mizuho Bank Ltd.	3.750%	4/16/24	5,100	5,592
[9]	Mizuho Bank Ltd.	3.600%	9/25/24	8,300	9,192
	Mizuho Financial Group Inc.	2.273%	9/13/21	15,995	16,193
	Mizuho Financial Group Inc.	2.953%	2/28/22	24,663	25,354
	Mizuho Financial Group Inc.	2.721%	7/16/23	58,200	60,105
	Mizuho Financial Group Inc.	1.241%	7/10/24	41,950	42,547
	Mizuho Financial Group Inc.	2.555%	9/13/25	29,200	30,847
	Mizuho Financial Group Inc.	2.226%	5/25/26	19,200	20,011
	Morgan Stanley	5.500%	7/28/21	24,050	24,651
	Morgan Stanley	2.625%	11/17/21	180,704	184,093
	Morgan Stanley	2.750%	5/19/22	85,918	88,576
	Morgan Stanley	4.875%	11/1/22	22,234	23,902
[10]	Morgan Stanley	1.000%	12/2/22	23,200	28,756
	Morgan Stanley	3.125%	1/23/23	151,394	159,567
	Morgan Stanley	3.750%	2/25/23	26,865	28,684
	Morgan Stanley	4.100%	5/22/23	34,000	36,678
	Morgan Stanley	0.560%	11/10/23	43,460	43,515
	Morgan Stanley	0.529%	1/25/24	103,950	103,940
	Morgan Stanley	3.737%	4/24/24	7,770	8,312
	Morgan Stanley	3.875%	4/29/24	16,900	18,655
	Morgan Stanley	3.700%	10/23/24	28,860	31,966
[10]	Morgan Stanley	1.750%	1/30/25	1,700	2,199
	Morgan Stanley	2.720%	7/22/25	110,850	117,923
	Morgan Stanley	4.000%	7/23/25	41,369	46,910
	Morgan Stanley	0.864%	10/21/25	11,410	11,426
	Morgan Stanley	5.000%	11/24/25	30,355	35,882
	Morgan Stanley	2.188%	4/28/26	51,820	54,367
	Morgan Stanley	0.985%	12/10/26	19,880	19,848
	MUFG Americas Holdings Corp.	3.500%	6/18/22	2,560	2,667
	MUFG Americas Holdings Corp.	3.000%	2/10/25	9,315	10,047
	MUFG Union Bank NA	3.150%	4/1/22	112,775	116,131
	MUFG Union Bank NA	2.100%	12/9/22	37,000	38,175
	Nasdaq Inc.	0.445%	12/21/22	9,680	9,693
	Nasdaq Inc.	4.250%	6/1/24	9,000	9,942
[10]	National Australia Bank Ltd.	0.625%	11/10/23	3,900	4,852
[10]	National Australia Bank Ltd.	0.250%	5/20/24	12,145	14,987
[9]	National Bank of Canada	2.150%	10/7/22	46,250	47,645
	National Bank of Canada	2.100%	2/1/23	42,000	43,369
	National Bank of Canada	0.550%	11/15/24	29,260	29,342
[9]	National Securities Clearing Corp.	0.400%	12/7/23	9,470	9,483
[9]	National Securities Clearing Corp.	0.750%	12/7/25	24,500	24,404
[9]	Nationwide Building Society	3.766%	3/8/24	6,900	7,332
[9]	Nationwide Building Society	4.363%	8/1/24	17,052	18,532
[9]	Nationwide Building Society	1.000%	8/28/25	23,130	23,138
[10]	Nationwide Building Society	2.000%	7/25/29	18,435	23,357
	Natwest Group plc	6.125%	12/15/22	8,274	9,041
	Natwest Group plc	3.498%	5/15/23	19,630	20,361
	Natwest Group plc	6.100%	6/10/23	18,295	20,425
	Natwest Group plc	3.875%	9/12/23	36,709	39,653
	Natwest Group plc	6.000%	12/19/23	17,139	19,428
	Natwest Group plc	2.359%	5/22/24	9,680	10,008
	Natwest Group plc	5.125%	5/28/24	11,491	12,882
	Natwest Group plc	4.519%	6/25/24	24,958	27,145
	Natwest Group plc	4.269%	3/22/25	63,840	70,213
	Natwest Group plc	3.754%	11/1/29	30,080	32,073
[9]	New York Life Global Funding	1.100%	5/5/23	4,650	4,725
	Nomura Holdings Inc.	2.648%	1/16/25	24,200	25,722
	Nomura Holdings Inc.	1.851%	7/16/25	29,115	30,061
28

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[10]	Nordea Bank Abp	1.000%	2/22/23	6,800	8,472
[9]	Nordea Bank Abp	1.000%	6/9/23	14,100	14,272
[9]	Nordea Bank Abp	0.750%	8/28/25	34,690	34,687
[9]	Northwestern Mutual Global Funding	0.800%	1/14/26	19,120	19,147
[9]	Nuveen Finance LLC	4.125%	11/1/24	14,375	16,179
[10]	Nykredit Realkredit AS	0.250%	1/20/23	32,000	39,055
	ORIX Corp.	4.050%	1/16/24	3,850	4,217
	Owl Rock Capital Corp.	3.750%	7/22/25	9,580	9,973
	Owl Rock Capital Corp.	4.250%	1/15/26	1,940	2,055
	Owl Rock Capital Corp.	3.400%	7/15/26	23,230	23,819
	PNC Bank NA	2.700%	11/1/22	26,247	27,301
	PNC Bank NA	2.028%	12/9/22	25,610	25,999
	PNC Bank NA	1.743%	2/24/23	16,970	17,245
	PNC Bank NA	3.800%	7/25/23	21,354	23,048
	PNC Bank NA	3.300%	10/30/24	62,880	69,191
	PNC Bank NA	2.950%	2/23/25	20,340	22,112
	PNC Bank NA	3.250%	6/1/25	55,192	60,988
	PNC Financial Services Group Inc.	2.854%	11/9/22	13,020	13,601
	PNC Financial Services Group Inc.	3.900%	4/29/24	7,900	8,716
	PNC Financial Services Group Inc.	2.600%	7/23/26	269	294
	Prudential Financial Inc.	4.500%	11/16/21	2,914	3,011
	Prudential Financial Inc.	5.200%	3/15/44	2,415	2,569
[9]	Reliance Standard Life Global Funding II	2.150%	1/21/23	14,600	15,023
[9]	Reliance Standard Life Global Funding II	3.850%	9/19/23	40,630	44,038
	Royal Bank of Canada	1.600%	4/17/23	32,800	33,702
	Royal Bank of Canada	3.700%	10/5/23	58,205	63,314
	Royal Bank of Canada	0.500%	10/26/23	30,580	30,673
	Royal Bank of Canada	2.550%	7/16/24	145,403	155,488
	Royal Bank of Canada	2.250%	11/1/24	158,384	168,172
	Royal Bank of Canada	1.150%	6/10/25	16,650	16,919
	Santander Holdings USA Inc.	3.700%	3/28/22	80,001	82,550
	Santander Holdings USA Inc.	3.400%	1/18/23	58,410	61,294
	Santander Holdings USA Inc.	3.500%	6/7/24	45,300	48,849
	Santander Holdings USA Inc.	3.450%	6/2/25	12,660	13,752
	Santander Holdings USA Inc.	4.500%	7/17/25	21,517	24,220
	Santander UK Group Holdings plc	3.571%	1/10/23	5,930	6,091
	Santander UK Group Holdings plc	3.373%	1/5/24	68,117	71,608
	Santander UK Group Holdings plc	4.796%	11/15/24	25,877	28,620
	Santander UK Group Holdings plc	1.532%	8/21/26	19,325	19,376
	Santander UK plc	3.750%	11/15/21	43,750	44,938
	Santander UK plc	2.100%	1/13/23	25,800	26,651
[9]	Santander UK plc	5.000%	11/7/23	4,328	4,778
	Santander UK plc	4.000%	3/13/24	56,870	62,732
	Santander UK plc	2.875%	6/18/24	18,895	20,278
	Sixth Street Specialty Lending Inc.	2.500%	8/1/26	9,700	9,650
[10]	Skandinaviska Enskilda Banken AB	0.250%	5/19/23	1,150	1,412
[9]	Skandinaviska Enskilda Banken AB	0.550%	9/1/23	69,050	69,246
[9]	Skandinaviska Enskilda Banken AB	0.850%	9/2/25	3,675	3,680
[10]	Skandinaviska Enskilda Banken AB	2.500%	5/28/26	18,660	22,802
[9]	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	14,555	14,666
[9]	Standard Chartered plc	1.319%	10/14/23	20,120	20,324
[9]	Standard Chartered plc	0.991%	1/12/25	38,795	38,930
[9]	Standard Chartered plc	1.456%	1/14/27	12,125	12,139
	State Street Corp.	2.825%	3/30/23	11,325	11,651
	State Street Corp.	3.100%	5/15/23	9,600	10,199
	State Street Corp.	3.776%	12/3/24	24,700	27,035
	State Street Corp.	3.550%	8/18/25	25,480	28,637
	State Street Corp.	2.354%	11/1/25	70,759	75,213
	State Street Corp.	2.901%	3/30/26	9,130	9,898
	Stifel Financial Corp.	4.250%	7/18/24	14,300	15,972
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	73,672	74,781
29

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	99,325	102,813
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	46,780	48,546
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	72,358	76,074
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	67,572	72,988
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	5,370	5,867
	Sumitomo Mitsui Financial Group Inc.	0.508%	1/12/24	7,200	7,200
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	182,830	195,202
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	4,800	5,101
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	34,200	36,028
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	29,390	30,054
	Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	14,980	14,905
[8,11]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.200%	1.219%	3/7/23	7,737	5,977
[8,11]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.250%	1.260%	10/16/24	22,565	17,558
[8,11]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.270%	1.290%	3/29/22	41,051	31,627
[9]	Svenska Handelsbanken AB	0.625%	6/30/23	38,730	38,838
[10]	Svenska Handelsbanken AB	0.375%	7/3/23	1,190	1,469
[11]	Svenska Handelsbanken AB	3.250%	9/27/23	12,610	10,328
	Svenska Handelsbanken AB	3.900%	11/20/23	21,460	23,554
[10]	Svenska Handelsbanken AB	0.125%	6/18/24	12,145	14,923
[10]	Swedbank AB	0.300%	9/6/22	1,580	1,935
[12]	Swedbank AB	1.625%	12/28/22	38,080	53,497
[9]	Swedbank AB	0.600%	9/25/23	31,045	31,136
	Synchrony Bank	3.000%	6/15/22	11,600	11,962
	Synchrony Financial	2.850%	7/25/22	32,785	33,802
	Synchrony Financial	4.375%	3/19/24	10,250	11,214
	Synchrony Financial	4.250%	8/15/24	27,039	29,649
	Synchrony Financial	4.500%	7/23/25	42,390	47,609
	TD Ameritrade Holding Corp.	3.625%	4/1/25	3,322	3,690
[9]	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	5,199
	Toronto-Dominion Bank	0.750%	6/12/23	92,500	93,395
	Toronto-Dominion Bank	3.500%	7/19/23	80,758	87,133
[10]	Toronto-Dominion Bank	0.625%	7/20/23	12,145	15,065
	Toronto-Dominion Bank	0.450%	9/11/23	79,380	79,466
	Toronto-Dominion Bank	2.650%	6/12/24	29,609	31,699
	Toronto-Dominion Bank	1.150%	6/12/25	30,170	30,671
	Toronto-Dominion Bank	0.750%	9/11/25	57,055	56,973
[8,11]	Toronto-Dominion Bank, 3M Australian Bank Bill Rate + 1.000%	1.016%	7/10/24	31,890	24,759
	Truist Bank	3.502%	8/2/22	2,050	2,082
	Truist Bank	3.200%	4/1/24	142,122	153,933
	Truist Bank	3.689%	8/2/24	37,570	40,610
	Truist Bank	2.150%	12/6/24	79,665	84,450
	Truist Bank	1.500%	3/10/25	15,180	15,642
	Truist Bank	4.050%	11/3/25	290	333
	Truist Bank	2.636%	9/17/29	10,545	11,130
	Truist Financial Corp.	2.700%	1/27/22	16,710	17,085
	Truist Financial Corp.	3.950%	3/22/22	4,300	4,464
	Truist Financial Corp.	2.200%	3/16/23	33,440	34,654
	Truist Financial Corp.	3.750%	12/6/23	41,830	45,702
	Truist Financial Corp.	2.500%	8/1/24	54,625	58,278
	Truist Financial Corp.	2.850%	10/26/24	1,455	1,577
	Truist Financial Corp.	1.200%	8/5/25	22,235	22,699
	U.S. Bancorp	3.700%	1/30/24	41,500	45,490
	U.S. Bancorp	3.375%	2/5/24	50,634	54,976
	U.S. Bancorp	2.400%	7/30/24	86,540	91,842
	U.S. Bancorp	3.600%	9/11/24	14,310	15,760
	U.S. Bancorp	1.450%	5/12/25	36,620	37,741
	U.S. Bancorp	2.375%	7/22/26	302	326
	U.S. Bank NA	2.050%	1/21/25	29,713	31,295
30

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[9]	UBS Group AG	2.650%	2/1/22	43,320	44,330
[9]	UBS Group AG	3.491%	5/23/23	20,975	21,751
[9]	UBS Group AG	2.859%	8/15/23	58,400	60,492
[9]	UBS Group AG	1.008%	7/30/24	37,605	37,793
[10]	Unione di Banche Italiane SPA	1.000%	7/22/22	9,705	11,960
[15,16]	Washington Mutual Bank / Debt not acquired by JPMorgan	6.875%	6/15/11	21,983	2
	Wells Fargo & Co.	4.600%	4/1/21	7,000	7,053
	Wells Fargo & Co.	2.100%	7/26/21	32,375	32,658
[12]	Wells Fargo & Co.	2.125%	4/22/22	21,365	29,832
	Wells Fargo & Co.	2.625%	7/22/22	108,550	112,210
	Wells Fargo & Co.	3.069%	1/24/23	47,122	48,419
	Wells Fargo & Co.	3.450%	2/13/23	44,500	47,000
	Wells Fargo & Co.	3.750%	1/24/24	93,425	101,603
[10]	Wells Fargo & Co.	0.500%	4/26/24	15,180	18,670
	Wells Fargo & Co.	1.654%	6/2/24	49,050	50,085
	Wells Fargo & Co.	3.300%	9/9/24	15,665	17,100
	Wells Fargo & Co.	3.000%	2/19/25	78,676	85,086
	Wells Fargo & Co.	2.406%	10/30/25	103,211	108,945
	Wells Fargo & Co.	2.164%	2/11/26	90,854	94,977
	Wells Fargo & Co.	2.188%	4/30/26	95,775	100,326
[8,11]	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.100%	1.111%	4/27/22	21,453	16,507
[8,11]	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.320%	1.331%	7/27/21	66,905	51,372
	Wells Fargo Bank NA	2.082%	9/9/22	108,010	109,086
[12]	Wells Fargo Bank NA	5.250%	8/1/23	33,450	50,766
	Wells Fargo Bank NA	3.550%	8/14/23	120,796	130,161
	Westpac Banking Corp.	2.750%	1/11/23	6,235	6,534
[10]	Westpac Banking Corp.	0.750%	10/17/23	12,145	15,165
	Westpac Banking Corp.	3.300%	2/26/24	102,680	111,462
	Westpac Banking Corp.	2.350%	2/19/25	30,727	32,740
	Westpac Banking Corp.	2.894%	2/4/30	43,501	45,570
[8,11]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.800%	1.811%	6/22/28	53,800	41,631
[8,11]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 3.100%	3.120%	3/10/26	36,000	27,578
	Willis North America Inc.	3.600%	5/15/24	53,910	58,770
					20,097,422
Health Care (7.1%)
	AbbVie Inc.	3.375%	11/14/21	32,071	32,822
	AbbVie Inc.	2.150%	11/19/21	161,500	163,787
	AbbVie Inc.	5.000%	12/15/21	30,630	31,533
	AbbVie Inc.	3.450%	3/15/22	86,900	89,452
	AbbVie Inc.	3.250%	10/1/22	11,900	12,375
	AbbVie Inc.	2.900%	11/6/22	99,170	103,404
	AbbVie Inc.	3.200%	11/6/22	71,665	74,796
	AbbVie Inc.	2.300%	11/21/22	213,500	220,742
	AbbVie Inc.	2.800%	3/15/23	8,647	9,019
	AbbVie Inc.	2.850%	5/14/23	2,900	3,044
[10]	AbbVie Inc.	1.250%	6/1/24	14,505	18,297
	AbbVie Inc.	3.850%	6/15/24	56,807	62,094
	AbbVie Inc.	2.600%	11/21/24	254,925	271,897
	AbbVie Inc.	3.800%	3/15/25	10,500	11,651
	AbbVie Inc.	3.600%	5/14/25	10,842	12,007
	Aetna Inc.	2.750%	11/15/22	10,770	11,158
	Aetna Inc.	2.800%	6/15/23	22,000	23,110
	Aetna Inc.	3.500%	11/15/24	9,670	10,622
	Amgen Inc.	2.700%	5/1/22	16,240	16,650
	Amgen Inc.	2.650%	5/11/22	11,200	11,516
	Amgen Inc.	3.625%	5/15/22	1,349	1,395
	Amgen Inc.	1.900%	2/21/25	19,500	20,415
	Amgen Inc.	3.125%	5/1/25	3,900	4,260
	Anthem Inc.	2.375%	1/15/25	24,455	25,915
	AstraZeneca plc	2.375%	6/12/22	2,810	2,881
	AstraZeneca plc	3.500%	8/17/23	9,645	10,368
31

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	AstraZeneca plc	3.375%	11/16/25	20,583	22,841
[9]	Bausch Health Cos. Inc.	7.000%	3/15/24	7,280	7,444
[9]	Bausch Health Cos. Inc.	6.125%	4/15/25	8,406	8,616
[9]	Bausch Health Cos. Inc.	5.500%	11/1/25	1,840	1,895
[9]	Bausch Health Cos. Inc.	5.750%	8/15/27	2,103	2,266
[9]	Bausch Health Cos. Inc.	7.000%	1/15/28	1,100	1,187
	Baxalta Inc.	3.600%	6/23/22	1,984	2,061
[10]	Bayer AG	0.375%	7/6/24	1,800	2,213
[9]	Bayer US Finance II LLC	3.875%	12/15/23	81,000	88,249
[9]	Bayer US Finance II LLC	4.250%	12/15/25	45,879	52,262
[9]	Bayer US Finance LLC	3.375%	10/8/24	26,375	28,768
	Becton Dickinson and Co.	3.125%	11/8/21	34,675	35,402
	Becton Dickinson and Co.	2.894%	6/6/22	10,852	11,178
	Becton Dickinson and Co.	3.363%	6/6/24	70,503	76,336
[10]	Becton Dickinson Euro Finance Sarl	0.174%	6/4/21	65,491	79,558
	Biogen Inc.	3.625%	9/15/22	37,267	39,216
	Boston Scientific Corp.	3.450%	3/1/24	48,016	51,951
	Boston Scientific Corp.	1.900%	6/1/25	30,374	31,649
	Boston Scientific Corp.	3.750%	3/1/26	2,200	2,482
	Bristol-Myers Squibb Co.	2.750%	2/15/23	40,279	42,130
	Bristol-Myers Squibb Co.	3.250%	2/20/23	10,830	11,449
	Bristol-Myers Squibb Co.	0.537%	11/13/23	18,500	18,512
	Bristol-Myers Squibb Co.	3.625%	5/15/24	31,567	34,394
	Bristol-Myers Squibb Co.	2.900%	7/26/24	186,019	200,767
	Bristol-Myers Squibb Co.	3.875%	8/15/25	20,476	23,159
	Bristol-Myers Squibb Co.	0.750%	11/13/25	48,500	48,697
	Bristol-Myers Squibb Co.	3.200%	6/15/26	2,361	2,642
	Cardinal Health Inc.	3.079%	6/15/24	9,000	9,657
	Centene Corp.	4.750%	1/15/25	3,390	3,479
[9]	Centene Corp.	5.375%	6/1/26	1,940	2,035
	Cigna Corp.	3.050%	11/30/22	38,085	39,668
	Cigna Corp.	3.000%	7/15/23	59,164	62,345
	Cigna Corp.	3.750%	7/15/23	63,310	68,283
	Cigna Corp.	3.500%	6/15/24	45,500	49,388
	Cigna Corp.	3.250%	4/15/25	24,000	26,256
	Cigna Corp.	4.125%	11/15/25	66,900	76,626
	CommonSpirit Health	4.200%	8/1/23	1,900	2,071
	CommonSpirit Health	2.760%	10/1/24	31,845	34,123
	CommonSpirit Health	1.547%	10/1/25	32,500	33,229
	Coventry Health Care Inc.	5.450%	6/15/21	6,250	6,288
	CVS Health Corp.	3.500%	7/20/22	27,981	29,110
	CVS Health Corp.	2.750%	12/1/22	44,825	46,491
	CVS Health Corp.	3.700%	3/9/23	117,115	124,725
	CVS Health Corp.	2.625%	8/15/24	51,900	55,432
	CVS Health Corp.	4.100%	3/25/25	51,000	57,491
[10]	Danaher Corp.	1.700%	3/30/24	14,510	18,606
[9]	DaVita Inc.	4.625%	6/1/30	7,515	7,891
[9]	DaVita Inc.	3.750%	2/15/31	2,810	2,789
	DH Europe Finance II Sarl	2.050%	11/15/22	82,095	84,566
	DH Europe Finance II Sarl	2.200%	11/15/24	95,126	100,521
[10]	DH Europe Finance II Sarl	0.200%	3/18/26	1,100	1,345
	Encompass Health Corp.	4.500%	2/1/28	1,923	2,010
	Gilead Sciences Inc.	3.250%	9/1/22	28,091	29,228
	Gilead Sciences Inc.	2.500%	9/1/23	35,875	37,675
	Gilead Sciences Inc.	0.750%	9/29/23	77,300	77,371
	Gilead Sciences Inc.	3.700%	4/1/24	75,515	82,281
	Gilead Sciences Inc.	3.500%	2/1/25	97,415	107,330
	Gilead Sciences Inc.	3.650%	3/1/26	21,853	24,617
	GlaxoSmithKline Capital Inc.	3.375%	5/15/23	10,379	11,086
[10]	GlaxoSmithKline Capital plc	0.125%	5/12/23	12,145	14,857
	GlaxoSmithKline Capital plc	0.534%	10/1/23	5,472	5,483
32

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	GlaxoSmithKline Capital plc	3.000%	6/1/24	83,619	90,229
	HCA Inc.	4.750%	5/1/23	14,000	15,260
	HCA Inc.	5.000%	3/15/24	96,830	108,813
	HCA Inc.	5.375%	2/1/25	5,023	5,632
	HCA Inc.	5.250%	4/15/25	6,800	7,922
	HCA Inc.	5.375%	9/1/26	1,330	1,508
	HCA Inc.	3.500%	9/1/30	1,224	1,270
[9]	Hill-Rom Holdings Inc.	4.375%	9/15/27	4,271	4,442
	Laboratory Corp. of America Holdings	3.750%	8/23/22	53,265	55,530
	Laboratory Corp. of America Holdings	3.250%	9/1/24	12,680	13,767
	Laboratory Corp. of America Holdings	3.600%	2/1/25	11,700	12,871
	McKesson Corp.	2.700%	12/15/22	70,452	73,022
	McKesson Corp.	2.850%	3/15/23	29,215	30,501
	McKesson Corp.	3.796%	3/15/24	53,240	58,080
	McKesson Corp.	0.900%	12/3/25	33,940	33,810
[10]	Medtronic Global Holdings SCA	0.000%	3/15/23	62,845	76,628
	Medtronic Inc.	3.500%	3/15/25	24,718	27,528
	Merck & Co. Inc.	2.900%	3/7/24	2,100	2,257
	Merck & Co. Inc.	2.750%	2/10/25	12,355	13,326
[10]	Merck Financial Services GmbH	0.005%	12/15/23	2,900	3,537
[9]	Mylan Inc.	3.125%	1/15/23	27,015	28,273
	Pfizer Inc.	0.800%	5/28/25	37,710	38,000
[9]	Royalty Pharma plc	0.750%	9/2/23	55,500	55,734
[9]	Royalty Pharma plc	1.200%	9/2/25	36,500	36,784
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	77,255	81,712
	SSM Health Care Corp.	3.688%	6/1/23	43,300	46,272
	Stryker Corp.	3.375%	5/15/24	4,750	5,163
	Stryker Corp.	1.150%	6/15/25	48,500	49,186
	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	174,970	179,655
[9]	Takeda Pharmaceutical Co. Ltd.	2.450%	1/18/22	36,300	36,954
[10]	Takeda Pharmaceutical Co. Ltd.	1.125%	11/21/22	14,510	18,013
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	38,836	42,926
[9]	Tenet Healthcare Corp.	4.625%	9/1/24	1,545	1,587
[9]	Tenet Healthcare Corp.	7.500%	4/1/25	660	711
[9]	Tenet Healthcare Corp.	4.875%	1/1/26	6,250	6,523
	Thermo Fisher Scientific Inc.	4.133%	3/25/25	20,317	22,965
	UnitedHealth Group Inc.	2.375%	10/15/22	33,950	35,160
	UnitedHealth Group Inc.	2.875%	3/15/23	21,315	22,454
	UnitedHealth Group Inc.	3.500%	2/15/24	44,480	48,513
	UnitedHealth Group Inc.	2.375%	8/15/24	49,992	53,157
	UnitedHealth Group Inc.	3.750%	7/15/25	8,402	9,504
	UnitedHealth Group Inc.	1.250%	1/15/26	10,320	10,528
[10]	Upjohn Finance BV	0.816%	6/23/22	29,010	35,647
	Utah Acquisition Sub Inc.	3.150%	6/15/21	38,500	38,790
[10]	Utah Acquisition Sub Inc.	2.250%	11/22/24	21,590	28,207
[9]	Viatris Inc.	1.125%	6/22/22	65,500	66,111
[9]	Viatris Inc.	1.650%	6/22/25	53,275	54,897
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	11,000	11,287
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	9,686	10,675
	Zoetis Inc.	3.250%	2/1/23	12,665	13,293
	Zoetis Inc.	4.500%	11/13/25	29,000	33,667
					5,275,168
Industrials (4.6%)
	3M Co.	2.650%	4/15/25	19,255	20,812
[9]	Air Canada	7.750%	4/15/21	45,563	45,848
[5,9]	Air Canada Class B Series 2013-1B Pass Through Trust	5.375%	11/15/22	6,549	6,549
[9]	Airbus Finance BV	2.700%	4/17/23	5,982	6,260
[9]	Allison Transmission Inc.	4.750%	10/1/27	3,993	4,173
[9]	Allison Transmission Inc.	3.750%	1/30/31	3,427	3,427
[9]	Aramark Services Inc.	6.375%	5/1/25	5,150	5,478
	Aramark Services Inc.	4.750%	6/1/26	1,440	1,472
33

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[9]	Aramark Services Inc.	5.000%	2/1/28	1,100	1,144
[11]	Aurizon Network Pty Ltd.	4.000%	6/21/24	9,320	7,756
[11]	Australia Pacific Airports Melbourne Pty Ltd.	4.000%	9/15/22	12,690	10,062
	Block Financial LLC	5.250%	10/1/25	4,600	5,235
	Boeing Co.	2.700%	5/1/22	14,095	14,451
	Boeing Co.	4.508%	5/1/23	174,223	187,432
	Boeing Co.	1.875%	6/15/23	19,781	20,187
	Boeing Co.	2.800%	3/1/24	28,830	30,315
	Boeing Co.	2.850%	10/30/24	7,500	7,887
	Boeing Co.	4.875%	5/1/25	131,945	148,862
	Boeing Co.	2.600%	10/30/25	10,553	11,041
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	9,480	10,396
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	20,265	22,177
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	1,590	1,731
	Canadian Pacific Railway Co.	2.900%	2/1/25	9,568	10,321
[9]	Cargo Aircraft Management Inc.	4.750%	2/1/28	2,697	2,798
	Carrier Global Corp.	1.923%	2/15/23	21,925	22,542
	Carrier Global Corp.	2.242%	2/15/25	104,520	109,850
	Caterpillar Financial Services Corp.	2.400%	6/6/22	13,375	13,753
	Caterpillar Financial Services Corp.	1.950%	11/18/22	4,385	4,501
	Caterpillar Financial Services Corp.	2.550%	11/29/22	15,170	15,786
	Caterpillar Financial Services Corp.	2.625%	3/1/23	3,760	3,940
	Caterpillar Financial Services Corp.	3.450%	5/15/23	1,070	1,145
	Caterpillar Financial Services Corp.	0.450%	9/14/23	66,125	66,208
	Caterpillar Financial Services Corp.	3.750%	11/24/23	22,315	24,409
	Caterpillar Financial Services Corp.	2.850%	5/17/24	10,430	11,229
	Caterpillar Financial Services Corp.	3.300%	6/9/24	21,755	23,769
	Caterpillar Financial Services Corp.	2.150%	11/8/24	11,305	11,958
	Caterpillar Financial Services Corp.	0.800%	11/13/25	28,400	28,411
	Caterpillar Inc.	3.400%	5/15/24	12,600	13,719
[9]	Clark Equipment Co.	5.875%	6/1/25	1,790	1,888
[9]	Clean Harbors Inc.	4.875%	7/15/27	7,034	7,421
[9]	Clean Harbors Inc.	5.125%	7/15/29	800	868
	CNH Industrial Capital LLC	4.875%	4/1/21	1,880	1,893
	CNH Industrial Capital LLC	3.875%	10/15/21	7,362	7,525
	CNH Industrial Capital LLC	4.375%	4/5/22	22,700	23,661
	CNH Industrial Capital LLC	1.950%	7/2/23	23,960	24,673
	CNH Industrial NV	4.500%	8/15/23	48,980	53,483
[5]	Continental Airlines Series 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	505	503
	CSX Corp.	3.400%	8/1/24	51,900	56,800
	CSX Corp.	3.350%	11/1/25	4,021	4,475
[5]	CSX Transportation Inc.	6.251%	1/15/23	1,895	2,085
	Cummins Inc.	0.750%	9/1/25	6,580	6,600
	Deere & Co.	2.750%	4/15/25	21,290	23,049
[5]	Delta Air Lines Class A Series 2007-1 Pass Through Trust	6.821%	2/10/24	3,757	3,838
[5]	Delta Air Lines Class B Series 2007-1 Pass Through Trust	8.021%	2/10/24	4,533	4,642
	Delta Air Lines Inc.	2.900%	10/28/24	2,105	2,068
[9]	Delta Air Lines Inc.	7.000%	5/1/25	12,600	14,616
[5,9]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.500%	10/20/25	61,330	65,546
	Dover Corp.	3.150%	11/15/25	6,115	6,730
	Embraer Netherlands Finance BV	5.050%	6/15/25	3,078	3,226
	Embraer Netherlands Finance BV	5.400%	2/1/27	2,365	2,456
	Embraer Overseas Ltd.	5.696%	9/16/23	1,281	1,367
	Embraer SA	5.150%	6/15/22	21,700	22,463
	FedEx Corp.	3.400%	1/14/22	22,155	22,809
	FedEx Corp.	3.800%	5/15/25	81,860	91,829
	General Dynamics Corp.	1.875%	8/15/23	1,325	1,373
	General Dynamics Corp.	2.375%	11/15/24	970	1,034
	General Dynamics Corp.	3.250%	4/1/25	51,604	56,791
	General Dynamics Corp.	3.500%	5/15/25	31,690	35,269
[9]	H&E Equipment Services Inc.	3.875%	12/15/28	6,010	5,972
34

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[9]	Heathrow Funding Ltd.	4.875%	7/15/23	44,470	45,291
	Hillenbrand Inc.	5.750%	6/15/25	1,689	1,820
[10]	Honeywell International Inc.	0.000%	3/10/24	7,500	9,147
	Honeywell International Inc.	1.350%	6/1/25	27,400	28,224
	Howmet Aerospace Inc.	6.875%	5/1/25	1,490	1,734
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	50,717	56,676
	Illinois Tool Works Inc.	3.375%	9/15/21	1,470	1,488
	John Deere Capital Corp.	2.650%	6/24/24	2,520	2,704
[10]	John Deere Cash Management SA	1.375%	4/2/24	14,505	18,513
	Johnson Controls International plc	3.750%	12/1/21	857	875
	Johnson Controls International plc	3.625%	7/2/24	8,998	9,797
	L3Harris Technologies Inc.	3.850%	6/15/23	119,000	128,272
	L3Harris Technologies Inc.	3.950%	5/28/24	13,700	14,987
	L3Harris Technologies Inc.	3.832%	4/27/25	4,620	5,156
[9]	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-issuer Inc.	5.000%	2/1/26	2,525	2,563
	Lennox International Inc.	1.350%	8/1/25	6,770	6,915
	Lockheed Martin Corp.	2.900%	3/1/25	3,855	4,187
[9]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	13,108	14,337
[9]	Mueller Water Products Inc.	5.500%	6/15/26	1,700	1,760
[8,11]	New Terminal Financing Co. Pty Ltd., 3M Australian Bank Bill Rate + 1.450%	1.463%	7/12/24	5,900	4,400
	Norfolk Southern Corp.	3.650%	8/1/25	7,852	8,774
	Norfolk Southern Corp.	2.900%	6/15/26	10,060	11,050
	Northrop Grumman Corp.	3.500%	3/15/21	3,196	3,209
	Northrop Grumman Corp.	2.550%	10/15/22	70,614	73,112
	Northrop Grumman Corp.	2.930%	1/15/25	65,480	70,777
	Otis Worldwide Corp.	2.056%	4/5/25	79,710	83,963
	Parker-Hannifin Corp.	3.500%	9/15/22	5,800	6,088
	Parker-Hannifin Corp.	3.300%	11/21/24	9,810	10,713
[9]	Penske Truck Leasing Co. Lp / PTL Finance Corp.	4.125%	8/1/23	4,340	4,706
[9]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.300%	4/1/21	31,080	31,124
[9]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.250%	1/17/23	3,470	3,718
[9]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	3/14/23	10,169	10,605
[9]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	61,977	67,440
[9]	Penske Truck Leasing Co. LP / PTL Finance Corp.	1.200%	11/15/25	58,285	58,564
	Precision Castparts Corp.	2.500%	1/15/23	9,432	9,776
[11]	Qantas Airways Ltd.	7.500%	6/11/21	41,500	32,377
[11]	Qantas Airways Ltd.	7.750%	5/19/22	37,020	30,407
	Raytheon Technologies Corp.	2.800%	3/15/22	84,791	86,927
	Raytheon Technologies Corp.	2.500%	12/15/22	41,910	43,335
	Raytheon Technologies Corp.	3.650%	8/16/23	10,178	10,951
	Raytheon Technologies Corp.	3.200%	3/15/24	142,359	153,530
	Raytheon Technologies Corp.	3.950%	8/16/25	49,870	56,772
	Republic Services Inc.	2.500%	8/15/24	1,182	1,258
	Republic Services Inc.	3.200%	3/15/25	11,715	12,802
	Republic Services Inc.	0.875%	11/15/25	14,500	14,529
[9]	Rolls-Royce plc	3.625%	10/14/25	4,165	4,123
[9]	Rolls-Royce plc	5.750%	10/15/27	3,351	3,611
	Ryder System Inc.	2.875%	6/1/22	43,650	44,968
	Ryder System Inc.	2.500%	9/1/22	14,200	14,633
	Ryder System Inc.	3.650%	3/18/24	72,895	79,426
[10]	Siemens Financieringsmaatschappij NV	0.125%	6/5/22	14,500	17,687
	Southwest Airlines Co.	2.750%	11/16/22	29,000	29,905
	Southwest Airlines Co.	4.750%	5/4/23	24,200	26,257
	Southwest Airlines Co.	5.250%	5/4/25	34,801	39,978
[10]	Thales SA	0.000%	5/31/22	20,800	25,298
	TransDigm Inc.	6.500%	5/15/25	1,500	1,538
[9]	TransDigm Inc.	8.000%	12/15/25	4,976	5,424
[9]	TransDigm Inc.	6.250%	3/15/26	6,000	6,330
	TransDigm Inc.	5.500%	11/15/27	4,600	4,744
35

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Tyco Electronics Group SA	3.500%	2/3/22	52,968	54,272
	Tyco Electronics Group SA	3.450%	8/1/24	26,462	28,830
[5]	UAL Series 2007-1 Pass Through Trust	6.636%	1/2/24	11,851	12,088
	Union Pacific Corp.	3.200%	6/8/21	2,215	2,238
	Union Pacific Corp.	2.950%	3/1/22	42,325	43,532
	Union Pacific Corp.	2.950%	1/15/23	22,500	23,458
	Union Pacific Corp.	3.500%	6/8/23	28,614	30,598
	Union Pacific Corp.	3.646%	2/15/24	9,600	10,440
	Union Pacific Corp.	3.150%	3/1/24	47,090	50,907
	Union Pacific Corp.	3.250%	1/15/25	1,415	1,543
	Union Pacific Corp.	3.250%	8/15/25	6,872	7,582
	Union Pacific Corp.	2.750%	3/1/26	8,717	9,479
[5]	United Airlines Class B Series 2020-1 Pass Through Trust	4.875%	7/15/27	9,700	9,918
[10]	United Parcel Service Inc.	0.375%	11/15/23	12,145	14,958
	United Parcel Service Inc.	2.200%	9/1/24	9,778	10,346
	United Rentals North America Inc.	3.875%	11/15/27	6,023	6,324
[5]	US Airways Series 2001-1C Pass Through Trust	7.346%	9/20/23	4,704	4,241
	Waste Management Inc.	2.400%	5/15/23	1,600	1,667
	Waste Management Inc.	0.750%	11/15/25	22,100	22,014
[9]	WESCO Distribution Inc.	7.250%	6/15/28	4,611	5,159
[11]	WSO Finance Pty Ltd.	3.500%	7/14/23	9,950	8,014
					3,410,870
Materials (1.7%)
[9]	Air Liquide Finance SA	2.250%	9/27/23	44,520	46,426
[9]	Air Liquide Finance SA	2.500%	9/27/26	200	217
	Air Products and Chemicals Inc.	2.750%	2/3/23	61	64
[9]	Arconic Corp.	6.000%	5/15/25	1,058	1,132
[9]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	2,294	2,417
[9]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	4,510	4,685
[9]	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV	4.750%	6/15/27	2,376	2,489
	Ball Corp.	5.000%	3/15/22	875	910
	Ball Corp.	4.000%	11/15/23	7,285	7,795
	Ball Corp.	4.875%	3/15/26	3,875	4,350
[10]	BASF SE	2.500%	1/22/24	4,400	5,732
[9]	Berry Global Inc.	0.950%	2/15/24	48,020	48,138
[9]	Berry Global Inc.	1.570%	1/15/26	23,023	23,138
[9]	Berry Global Inc.	4.875%	7/15/26	6,265	6,696
[9]	Berry Global Inc.	5.625%	7/15/27	3,948	4,200
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	6,846	7,034
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	17,235	18,799
[9]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	1,560	1,691
[9]	CANPACK SA / Eastern PA Land Investment Holding LLC	3.125%	11/1/25	1,792	1,817
[9]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.300%	5/1/23	64,251	68,151
	Dow Chemical Co.	3.500%	10/1/24	17,350	18,948
	Dow Chemical Co.	4.550%	11/30/25	24,580	28,579
	DuPont de Nemours Inc.	4.205%	11/15/23	105,179	115,688
	DuPont de Nemours Inc.	4.493%	11/15/25	38,802	45,067
	Eastman Chemical Co.	3.600%	8/15/22	19,770	20,580
	EI du Pont de Nemours and Co.	1.700%	7/15/25	9,510	9,858
[9]	Element Solutions Inc.	3.875%	9/1/28	3,447	3,456
	FMC Corp.	3.950%	2/1/22	19,660	20,193
[9]	FMG Resources August 2006 Pty Ltd.	4.500%	9/15/27	1,040	1,139
	Freeport-McMoRan Inc.	4.375%	8/1/28	5,780	6,112
[9]	Georgia-Pacific LLC	0.625%	5/15/24	146,305	146,657
[9]	Georgia-Pacific LLC	1.750%	9/30/25	70,240	73,075
[9]	Georgia-Pacific LLC	0.950%	5/15/26	36,660	36,591
[9]	Graphic Packaging International LLC	3.500%	3/15/28	1,325	1,371
[9]	Graphic Packaging International LLC	3.500%	3/1/29	1,775	1,817
[9]	Hudbay Minerals Inc.	6.125%	4/1/29	1,799	1,907
[9]	Indonesia Asahan Aluminium Persero PT	5.230%	11/15/21	20,675	21,347
36

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[9]	Indonesia Asahan Aluminium Persero PT	4.750%	5/15/25	24,212	26,663
[9]	INEOS Quattro Finance 2 plc	3.375%	1/15/26	1,593	1,593
[9]	Ingevity Corp.	3.875%	11/1/28	2,075	2,078
[9]	Kraton Polymers LLC / Kraton Polymers Capital Corp.	4.250%	12/15/25	2,063	2,073
	LYB International Finance BV	4.000%	7/15/23	37,418	40,512
	LYB International Finance III LLC	2.875%	5/1/25	17,655	18,935
	LYB International Finance III LLC	1.250%	10/1/25	15,905	15,982
	LyondellBasell Industries NV	5.750%	4/15/24	55,973	64,087
	Mosaic Co.	4.250%	11/15/23	20,576	22,370
	Newmont Corp.	3.625%	6/9/21	970	974
	Newmont Corp.	3.500%	3/15/22	40	41
	Newmont Corp.	3.700%	3/15/23	12,021	12,563
[9]	Novelis Corp.	4.750%	1/30/30	1,849	1,941
	Nucor Corp.	2.000%	6/1/25	14,030	14,732
	Nutrien Ltd.	3.150%	10/1/22	16,948	17,584
	Nutrien Ltd.	1.900%	5/13/23	34,911	36,003
	Nutrien Ltd.	3.500%	6/1/23	8,604	9,122
	Nutrien Ltd.	3.625%	3/15/24	5,189	5,625
	Nutrien Ltd.	3.375%	3/15/25	6,310	6,888
[9]	Nutrition & Biosciences Inc.	0.697%	9/15/22	16,395	16,444
[9]	OCI NV	5.250%	11/1/24	1,680	1,732
[9]	OCI NV	4.625%	10/15/25	1,759	1,814
	Packaging Corp. of America	3.650%	9/15/24	339	372
[9]	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	4.000%	10/15/27	6,921	6,938
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	4,495	5,036
	Sherwin-Williams Co.	4.200%	1/15/22	28	29
	Sherwin-Williams Co.	3.125%	6/1/24	43	46
	Silgan Holdings Inc.	4.125%	2/1/28	2,458	2,553
	Steel Dynamics Inc.	2.800%	12/15/24	14,555	15,628
	Steel Dynamics Inc.	2.400%	6/15/25	15,855	16,826
[9]	Trivium Packaging Finance BV	5.500%	8/15/26	400	421
[9]	Trivium Packaging Finance BV	8.500%	8/15/27	3,387	3,679
[10]	Vale SA	3.750%	1/10/23	14,520	18,662
	WestRock RKT LLC	4.900%	3/1/22	4,965	5,200
	WestRock RKT LLC	4.000%	3/1/23	37,452	39,803
[9]	WR Grace & Co-Conn	4.875%	6/15/27	1,804	1,890
	WRKCo Inc.	3.000%	9/15/24	29,368	31,614
	WRKCo Inc.	3.750%	3/15/25	8,107	9,012
					1,285,731
Real Estate (2.3%)
[10]	Akelius Residential Property AB	1.750%	2/7/25	1,000	1,284
[11]	Ale Direct Property Trust	4.000%	8/20/22	10,880	8,543
	Alexandria Real Estate Equities Inc.	4.000%	1/15/24	59,647	65,393
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	45,115	49,800
	American Tower Corp.	3.000%	6/15/23	58,755	62,172
	American Tower Corp.	0.600%	1/15/24	48,370	48,416
	American Tower Corp.	3.375%	5/15/24	26,786	29,014
	American Tower Corp.	2.950%	1/15/25	9,754	10,484
	American Tower Corp.	2.400%	3/15/25	63,857	67,437
	American Tower Corp.	4.000%	6/1/25	13,200	14,786
[10]	Aroundtown SA	0.375%	9/23/22	54,200	66,197
	AvalonBay Communities Inc.	2.850%	3/15/23	12,000	12,524
	Brandywine Operating Partnership LP	4.100%	10/1/24	7,205	7,719
	Brixmor Operating Partnership LP	3.650%	6/15/24	33,550	36,233
	Camden Property Trust	2.950%	12/15/22	34,360	35,737
	Camden Property Trust	4.875%	6/15/23	3,025	3,294
	Camden Property Trust	4.250%	1/15/24	46,982	51,396
	Camden Property Trust	3.500%	9/15/24	2,785	3,029
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	29,741	31,863
	Corporate Office Properties LP	3.600%	5/15/23	13,648	14,382
37

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Corporate Office Properties LP	5.000%	7/1/25	2,420	2,787
	Corporate Office Properties LP	2.250%	3/15/26	25,020	26,014
	Crown Castle International Corp.	5.250%	1/15/23	86,606	94,342
	Crown Castle International Corp.	3.150%	7/15/23	41,835	44,360
	Crown Castle International Corp.	3.200%	9/1/24	69,394	74,823
	Crown Castle International Corp.	1.350%	7/15/25	29,140	29,605
	Crown Castle International Corp.	3.700%	6/15/26	8,553	9,577
	CubeSmart LP	4.000%	11/15/25	7,260	8,206
	Digital Realty Trust LP	2.750%	2/1/23	4,280	4,483
	Digital Realty Trust LP	4.750%	10/1/25	2,600	3,030
	Duke Realty LP	3.750%	12/1/24	2,760	3,053
	Duke Realty LP	3.250%	6/30/26	11,070	12,304
	ERP Operating LP	3.000%	4/15/23	215	226
	Essex Portfolio LP	3.375%	1/15/23	4,160	4,357
	Federal Realty Investment Trust	2.750%	6/1/23	4,740	4,948
	Federal Realty Investment Trust	3.950%	1/15/24	2,710	2,954
	Healthpeak Properties Inc.	3.400%	2/1/25	16,975	18,590
	Highwoods Realty LP	3.200%	6/15/21	7,878	7,920
	Highwoods Realty LP	3.625%	1/15/23	5,280	5,505
	Kilroy Realty LP	3.450%	12/15/24	5,410	5,858
	Kimco Realty Corp.	3.125%	6/1/23	26,640	28,040
	Kimco Realty Corp.	2.700%	3/1/24	13,769	14,562
	Kimco Realty Corp.	3.300%	2/1/25	33,303	36,218
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	10,542	11,359
[9]	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.625%	6/15/25	4,492	4,762
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	9/1/26	1,086	1,151
	Mid-America Apartments LP	4.300%	10/15/23	2,000	2,178
	Mid-America Apartments LP	3.750%	6/15/24	4,540	4,943
	National Retail Properties Inc.	3.300%	4/15/23	3,506	3,695
	National Retail Properties Inc.	3.900%	6/15/24	12,079	13,182
	National Retail Properties Inc.	4.000%	11/15/25	9,593	10,769
	Omega Healthcare Investors Inc.	4.375%	8/1/23	11,640	12,606
	Omega Healthcare Investors Inc.	4.950%	4/1/24	16,340	17,925
	Omega Healthcare Investors Inc.	4.500%	1/15/25	10,440	11,401
[9]	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	54,524	56,107
[9]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	6,000	6,683
	Realty Income Corp.	3.875%	7/15/24	4,650	5,086
	Realty Income Corp.	3.875%	4/15/25	19,295	21,680
	Realty Income Corp.	0.750%	3/15/26	9,960	9,856
	Regency Centers LP	3.750%	6/15/24	1,115	1,200
	Sabra Health Care LP	4.800%	6/1/24	50,994	55,293
[9]	Sba Communications Corp.	3.125%	2/1/29	6,055	6,032
	Simon Property Group LP	2.350%	1/30/22	28,290	28,731
	Simon Property Group LP	2.625%	6/15/22	3,850	3,955
	Simon Property Group LP	2.750%	2/1/23	5,300	5,537
	Simon Property Group LP	3.750%	2/1/24	30,620	33,107
	Simon Property Group LP	2.000%	9/13/24	79,690	82,887
	Simon Property Group LP	3.375%	10/1/24	16,870	18,303
	Simon Property Group LP	3.500%	9/1/25	10,205	11,248
	Ventas Realty LP	3.125%	6/15/23	8,495	8,952
	Ventas Realty LP	3.500%	4/15/24	1,745	1,894
	Ventas Realty LP	3.750%	5/1/24	6,012	6,544
	Ventas Realty LP	2.650%	1/15/25	4,160	4,435
	Ventas Realty LP	3.500%	2/1/25	4,820	5,287
	VEREIT Operating Partnership LP	4.600%	2/6/24	1,560	1,721
	VEREIT Operating Partnership LP	4.625%	11/1/25	7,369	8,493
	Weingarten Realty Investors	3.500%	4/15/23	4,850	5,032
	Welltower Inc.	3.750%	3/15/23	22,347	23,716
38

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Welltower Inc.	3.950%	9/1/23	36,855	39,941
	Welltower Inc.	3.625%	3/15/24	19,435	21,113
	Welltower Inc.	4.000%	6/1/25	45,753	51,479
					1,679,748
Technology (3.5%)
	Analog Devices Inc.	2.950%	4/1/25	12,190	13,219
[10]	Apple Inc.	1.000%	11/10/22	1,720	2,136
	Apple Inc.	3.000%	2/9/24	52,555	56,473
	Apple Inc.	3.450%	5/6/24	58,796	64,538
	Apple Inc.	2.850%	5/11/24	97,745	105,106
	Apple Inc.	2.750%	1/13/25	38,558	41,671
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	16,324	17,644
	Broadcom Inc.	3.625%	10/15/24	96,829	106,001
	Broadcom Inc.	4.700%	4/15/25	93,309	106,449
	Broadcom Inc.	3.150%	11/15/25	39,911	43,338
	Broadcom Inc.	4.250%	4/15/26	31,947	36,249
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	2,960	3,064
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	1,515	1,583
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	1,994	2,011
[9]	CommScope Inc.	5.500%	3/1/24	3,270	3,360
[9]	CommScope Inc.	6.000%	3/1/26	2,321	2,454
[9]	CommScope Inc.	8.250%	3/1/27	612	658
[9]	CommScope Inc.	7.125%	7/1/28	1,801	1,918
[9]	CommScope Technologies Finance LLC	6.000%	6/15/25	2,910	2,968
[9]	Dell International LLC / EMC Corp.	5.450%	6/15/23	42,996	47,162
[9]	Dell International LLC / EMC Corp.	4.000%	7/15/24	29,155	31,945
[9]	Dell International LLC / EMC Corp.	5.850%	7/15/25	71,657	85,052
[9]	Dell International LLC / EMC Corp.	6.020%	6/15/26	22,180	26,694
	DXC Technology Co.	4.000%	4/15/23	32,355	34,502
	Equifax Inc.	3.950%	6/15/23	9,450	10,181
	Equifax Inc.	2.600%	12/1/24	95,144	101,558
[10]	Fidelity National Information Services Inc.	0.125%	12/3/22	33,950	41,409
	Fidelity National Information Services Inc.	3.500%	4/15/23	23,200	24,559
	Fiserv Inc.	3.800%	10/1/23	2,528	2,743
	Fiserv Inc.	2.750%	7/1/24	162,005	173,104
[9]	Gartner Inc.	3.750%	10/1/30	963	994
	Global Payments Inc.	3.800%	4/1/21	47,420	47,480
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	37,385	39,595
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	19,340	22,496
	HP Inc.	2.200%	6/17/25	86,341	90,943
	IBM Credit LLC	3.000%	2/6/23	750	790
	Intel Corp.	3.700%	7/29/25	6,650	7,466
[10]	International Business Machines Corp.	0.375%	1/31/23	19,400	23,816
	International Business Machines Corp.	3.375%	8/1/23	4,146	4,457
	International Business Machines Corp.	3.625%	2/12/24	36,694	40,135
	International Business Machines Corp.	3.000%	5/15/24	72,655	78,431
	International Business Machines Corp.	3.300%	5/15/26	9,670	10,833
	Intuit Inc.	0.650%	7/15/23	4,340	4,374
	Intuit Inc.	0.950%	7/15/25	1,950	1,973
	Juniper Networks Inc.	1.200%	12/10/25	41,930	42,243
	Marvell Technology Group Ltd.	4.200%	6/22/23	29,250	31,553
	Micron Technology Inc.	2.497%	4/24/23	8,030	8,376
	Micron Technology Inc.	4.640%	2/6/24	23,880	26,507
	Microsoft Corp.	3.125%	11/3/25	8,570	9,515
[9]	Nielsen Finance LLC / Nielsen Finance Co.	5.625%	10/1/28	2,585	2,766
[9]	NXP BV / NXP Funding LLC	3.875%	9/1/22	107,314	112,818
[9]	NXP BV / NXP Funding LLC	4.625%	6/1/23	22,660	24,702
[9]	NXP BV / NXP Funding LLC	4.875%	3/1/24	78,750	88,315
	Oracle Corp.	2.625%	2/15/23	45,251	47,302
	Oracle Corp.	3.625%	7/15/23	4,650	5,020
	Oracle Corp.	2.400%	9/15/23	115,513	121,264
39

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Oracle Corp.	3.400%	7/8/24	21,455	23,368
	Oracle Corp.	2.950%	11/15/24	23,704	25,670
	Oracle Corp.	2.500%	4/1/25	67,480	72,192
	PayPal Holdings Inc.	2.200%	9/26/22	109,948	113,272
	Qorvo Inc.	4.375%	10/15/29	1,155	1,263
[9]	Qorvo Inc.	3.375%	4/1/31	1,500	1,538
[9]	Sabre GLBL Inc.	9.250%	4/15/25	1,305	1,540
[9]	Sabre GLBL Inc.	7.375%	9/1/25	2,965	3,195
[9]	Seagate HDD Cayman	3.125%	7/15/29	6,455	6,261
[9]	SS&C Technologies Inc.	5.500%	9/30/27	5,951	6,301
	Verisk Analytics Inc.	5.800%	5/1/21	12,428	12,590
	Verisk Analytics Inc.	4.125%	9/12/22	18,719	19,769
	Verisk Analytics Inc.	4.000%	6/15/25	380	428
	Visa Inc.	3.150%	12/14/25	45,070	50,107
	VMware Inc.	2.950%	8/21/22	47,867	49,610
	VMware Inc.	4.500%	5/15/25	80,068	90,994
	Western Digital Corp.	4.750%	2/15/26	8,316	9,189
					2,571,200
Utilities (3.5%)
	AEP Texas Inc.	2.400%	10/1/22	22,670	23,349
	Ameren Corp.	2.500%	9/15/24	32,940	35,042
	American Electric Power Co. Inc.	1.000%	11/1/25	9,675	9,727
[8,11]	Australian Gas Networks Ltd., 3M Australian Bank Bill Rate + 0.400%	0.410%	7/1/24	9,500	7,097
	Baltimore Gas and Electric Co.	2.800%	8/15/22	4,375	4,513
	Baltimore Gas and Electric Co.	3.350%	7/1/23	3,142	3,343
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	69,517	75,358
[9]	Calpine Corp.	4.500%	2/15/28	7,700	7,912
	CenterPoint Energy Inc.	3.600%	11/1/21	39,595	40,539
	CenterPoint Energy Inc.	2.500%	9/1/22	24,980	25,751
	CenterPoint Energy Inc.	3.850%	2/1/24	2,467	2,693
	Clearway Energy Operating LLC	5.000%	9/15/26	4,087	4,220
	Comision Federal de Electricidad	4.875%	5/26/21	10,200	10,327
	Connecticut Light and Power Co.	2.500%	1/15/23	23,070	23,879
	Consolidated Edison Inc.	0.650%	12/1/23	40,295	40,292
	Dominion Energy Inc.	2.750%	9/15/22	35,582	36,698
[9]	Dominion Energy Inc.	2.450%	1/15/23	1,890	1,963
	Dominion Energy Inc.	3.300%	3/15/25	25,860	28,285
[8]	Dominion Energy Inc., 3M USD LIBOR + 0.530%	0.747%	9/15/23	31,810	31,877
	DTE Electric Co.	2.650%	6/15/22	970	995
	DTE Electric Co.	3.375%	3/1/25	298	327
	DTE Energy Co.	2.600%	6/15/22	38,240	39,345
	DTE Energy Co.	3.300%	6/15/22	32,818	33,926
	DTE Energy Co.	2.250%	11/1/22	80,850	83,356
	DTE Energy Co.	3.700%	8/1/23	67,545	72,613
	DTE Energy Co.	3.850%	12/1/23	5,227	5,665
	DTE Energy Co.	1.050%	6/1/25	19,010	19,105
	Duke Energy Carolinas LLC	2.950%	12/1/26	1,407	1,563
	Duke Energy Corp.	3.227%	3/11/22	290,625	299,540
	Duke Energy Corp.	3.950%	10/15/23	15,085	16,349
	Duke Energy Corp.	3.750%	4/15/24	6,641	7,246
	Duke Energy Corp.	0.900%	9/15/25	28,535	28,558
	Duke Energy Ohio Inc.	3.800%	9/1/23	11,620	12,521
	Duke Energy Progress LLC	3.250%	8/15/25	7,798	8,617
[12]	E.ON International Finance BV	5.500%	7/6/22	22,300	32,752
[12]	E.ON International Finance BV	5.625%	12/6/23	2,945	4,607
[10]	E.ON SE	0.000%	10/24/22	19,590	23,870
[10]	E.ON SE	0.375%	4/20/23	1,160	1,425
[9]	East Ohio Gas Co.	1.300%	6/15/25	6,315	6,414
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	12,700	13,668
	Eastern Energy Gas Holdings LLC	2.500%	11/15/24	4,830	5,134
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	19,135	21,074
40

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[9]	Electricite de France SA	4.500%	9/21/28	16,050	18,941
[9]	Enel Finance International NV	2.875%	5/25/22	5,871	6,048
[9]	Engie SA	2.875%	10/10/22	7,269	7,539
	Entergy Arkansas LLC	3.050%	6/1/23	7,190	7,559
	Entergy Arkansas LLC	3.700%	6/1/24	9,388	10,279
	Entergy Corp.	4.000%	7/15/22	41,151	42,983
	Entergy Corp.	0.900%	9/15/25	48,325	48,146
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	22,680	26,623
	Entergy Louisiana LLC	4.800%	5/1/21	11,445	11,486
	Entergy Louisiana LLC	3.300%	12/1/22	1,865	1,953
	Entergy Louisiana LLC	4.050%	9/1/23	11,650	12,596
	Entergy Louisiana LLC	0.620%	11/17/23	31,750	31,823
	Entergy Louisiana LLC	5.400%	11/1/24	8,562	10,018
	Evergy Inc.	2.450%	9/15/24	48,500	51,210
	Eversource Energy	0.800%	8/15/25	11,595	11,557
	Exelon Corp.	2.450%	4/15/21	8,638	8,660
	Exelon Corp.	3.950%	6/15/25	14,500	16,295
	Florida Power & Light Co.	2.850%	4/1/25	15,630	16,992
	Georgia Power Co.	2.200%	9/15/24	23,973	25,254
	ITC Holdings Corp.	2.700%	11/15/22	29,250	30,350
	Korea Midland Power Co. Ltd	2.375%	7/22/22	9,809	10,089
	Korea Midland Power Co. Ltd.	2.500%	7/21/21	4,267	4,309
	Korea Midland Power Co. Ltd.	3.375%	1/22/22	27,758	28,531
	LG&E and KU Energy LLC	4.375%	10/1/21	9,505	9,660
	MidAmerican Energy Co.	3.700%	9/15/23	4,370	4,714
	MidAmerican Energy Co.	3.500%	10/15/24	200	220
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	9,777	10,193
	National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	3,473	3,737
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	800	855
	NextEra Energy Capital Holdings Inc.	2.900%	4/1/22	51,745	53,298
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	2,895	3,022
	NextEra Energy Capital Holdings Inc.	3.150%	4/1/24	34,601	37,262
	NextEra Energy Capital Holdings Inc.	2.750%	5/1/25	35,553	38,269
[9]	NRG Energy Inc.	2.000%	12/2/25	24,180	25,046
	NRG Energy Inc.	7.250%	5/15/26	14,552	15,261
	NRG Energy Inc.	6.625%	1/15/27	4,969	5,211
[9]	NRG Energy Inc.	3.375%	2/15/29	3,870	3,952
	NSTAR Electric Co.	3.500%	9/15/21	11,140	11,272
	NSTAR Electric Co.	2.375%	10/15/22	16,235	16,702
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	3,600	3,742
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	47,575	50,962
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	13,422	14,613
	Pacific Gas and Electric Co.	3.500%	6/15/25	9,665	10,418
	Pacific Gas and Electric Co.	3.450%	7/1/25	9,665	10,476
	PacifiCorp	3.600%	4/1/24	16,160	17,572
[9]	Pattern Energy Operations LP / Pattern Energy Operations Inc.	4.500%	8/15/28	2,223	2,345
	PECO Energy Co.	3.150%	10/15/25	3,885	4,293
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.500%	11/22/21	23,156	24,024
	PG&E Corp.	5.000%	7/1/28	3,875	4,146
	Potomac Electric Power Co.	3.600%	3/15/24	10,425	11,259
	PPL Capital Funding Inc.	3.500%	12/1/22	9,215	9,653
	Progress Energy Inc.	3.150%	4/1/22	17,667	18,063
	Public Service Electric and Gas Co.	3.000%	5/15/25	8,340	9,099
	Public Service Enterprise Group Inc.	2.650%	11/15/22	1,455	1,509
	Public Service Enterprise Group Inc.	2.875%	6/15/24	65,543	70,338
	Public Service Enterprise Group Inc.	0.800%	8/15/25	48,315	48,173
	Puget Energy Inc.	6.000%	9/1/21	4,135	4,261
	Puget Energy Inc.	5.625%	7/15/22	47,334	50,100
	Sempra Energy	2.900%	2/1/23	16,585	17,379
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	6,570	6,911
	Southern Power Co.	0.900%	1/15/26	9,700	9,690
41

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Southwestern Electric Power Co.	3.550%	2/15/22	13,170	13,496
	Southwestern Public Service Co.	3.300%	6/15/24	39,473	42,419
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	8,654	9,529
	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	16,600	17,001
	State Grid Overseas Investment 2016 Ltd.	3.750%	5/2/23	10,775	11,470
	Tampa Electric Co.	5.400%	5/15/21	12,630	12,809
[11]	United Energy Distribution Pty Ltd.	3.850%	10/23/24	24,200	20,520
[8,11,17]	Victoria Power Networks Finance Pty Ltd., 3M Australian Bank Bill Rate + 0.280%	0.290%	1/15/22	56,190	42,648
	Virginia Electric and Power Co.	3.450%	9/1/22	24,565	25,562
	Virginia Electric and Power Co.	2.750%	3/15/23	4,599	4,801
	Virginia Electric and Power Co.	3.450%	2/15/24	18,459	19,890
	Virginia Electric and Power Co.	3.100%	5/15/25	8,585	9,333
	Virginia Electric and Power Co.	2.950%	11/15/26	1,890	2,086
[9]	Vistra Operations Co. LLC	5.500%	9/1/26	21,384	22,266
[9]	Vistra Operations Co. LLC	5.625%	2/15/27	14,295	15,081
[9]	Vistra Operations Co. LLC	5.000%	7/31/27	3,830	4,026
	WEC Energy Group Inc.	0.550%	9/15/23	53,165	53,290
	Xcel Energy Inc.	0.500%	10/15/23	19,300	19,311
					2,574,014
Total Corporate Bonds (Cost $50,795,380)					52,388,743
Sovereign Bonds (3.6%)
	Arab Petroleum Investments Corp.	4.125%	9/18/23	14,518	15,770
[9]	Banque Ouest Africaine de Developpement	5.500%	5/6/21	6,500	6,573
[9]	Banque Ouest Africaine de Developpement	5.000%	7/27/27	17,455	19,811
[9]	CDP Financial Inc.	3.150%	7/24/24	24,580	26,715
	Corp. Andina de Fomento	4.375%	6/15/22	24,864	26,097
	Corp. Andina de Fomento	2.375%	5/12/23	29,050	30,068
	Corp. Andina de Fomento	1.625%	9/23/25	48,335	49,058
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	9,838	11,135
[9]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	10,309	10,438
	Dominican Republic	6.600%	1/28/24	4,125	4,694
[5]	Dominican Republic	5.875%	4/18/24	6,380	6,973
	Dominican Republic	5.500%	1/27/25	3,940	4,391
[9]	Dominican Republic	4.875%	9/23/32	19,333	20,590
	Emirate of Abu Dhabi	0.750%	9/2/23	2,810	2,820
[9]	Emirate of Abu Dhabi	2.125%	9/30/24	160,375	168,074
[9]	Emirate of Abu Dhabi	2.500%	4/16/25	33,392	35,575
	Emirate of Abu Dhabi	2.500%	4/16/25	11,264	12,006
	Export-Import Bank of Korea	2.750%	1/25/22	2,500	2,558
	Federative Republic of Brazil	2.875%	6/6/25	14,873	15,383
	Federative Republic of Brazil	3.875%	6/12/30	18,188	18,728
	Fondo MIVIVIENDA SA	3.500%	1/31/23	31,766	33,350
[9]	Government of Bermuda	4.138%	1/3/23	6,000	6,377
[9]	Government of Bermuda	4.854%	2/6/24	2,861	3,177
	Kingdom of Morocco	4.250%	12/11/22	30,991	32,688
[9,10]	Kingdom of Morocco	1.375%	3/30/26	42,700	52,566
[10]	Kingdom of Morocco	1.375%	3/30/26	4,800	5,909
[9]	Kingdom of Saudi Arabia	2.375%	10/26/21	1,615	1,635
	Kingdom of Saudi Arabia	2.375%	10/26/21	72,753	73,606
	Kingdom of Saudi Arabia	2.900%	10/22/25	14,550	15,655
	Korea Development Bank	4.625%	11/16/21	2,795	2,890
	Korea Development Bank	3.250%	2/19/24	12,205	13,216
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	11,764	12,251
[9]	Korea National Oil Corp.	2.875%	3/27/22	9,400	9,658
	KSA Sukuk Ltd.	2.894%	4/20/22	68,756	70,721
	KSA Sukuk Ltd.	3.628%	4/20/27	35,676	39,995
	Kuwait	2.750%	3/20/22	74,636	76,444
[10,18]	MFB Magyar Fejlesztesi Bank Zrt	1.375%	6/24/25	16,459	20,805
	North American Development Bank	2.400%	10/26/22	711	730
42

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/21	7,275	7,302
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/22	21,339	21,979
	Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	3,800	3,969
	Perusahaan Penerbit SBSN Indonesia III	3.900%	8/20/24	4,850	5,329
	Province of Nova Scotia	8.250%	7/30/22	12,785	14,244
	Republic of Azerbaijan	4.750%	3/18/24	10,807	11,830
[10]	Republic of Chile	1.625%	1/30/25	19,817	25,610
	Republic of Colombia	4.375%	7/12/21	3,400	3,451
	Republic of Colombia	2.625%	3/15/23	24,376	25,131
	Republic of Colombia	4.000%	2/26/24	123,016	132,105
	Republic of Colombia	4.500%	1/28/26	26,674	29,992
	Republic of Colombia	10.375%	1/28/33	2,501	4,018
	Republic of Croatia	6.375%	3/24/21	37,143	37,454
	Republic of Croatia	5.500%	4/4/23	29,565	32,659
	Republic of Guatemala	5.750%	6/6/22	16,593	17,488
	Republic of Hungary	6.375%	3/29/21	116,482	117,589
	Republic of Hungary	5.375%	2/21/23	55,760	61,336
	Republic of Hungary	5.750%	11/22/23	55,959	63,934
[10]	Republic of Hungary	1.125%	4/28/26	30,800	39,374
[9]	Republic of Indonesia	3.700%	1/8/22	10,072	10,362
	Republic of Indonesia	3.700%	1/8/22	2,100	2,160
	Republic of Indonesia	3.750%	4/25/22	45,545	47,278
[9]	Republic of Lithuania	6.125%	3/9/21	8,205	8,252
	Republic of Lithuania	6.125%	3/9/21	54,670	55,007
	Republic of Lithuania	6.625%	2/1/22	35,220	37,453
	Republic of Panama	4.000%	9/22/24	49,796	54,776
	Republic of Panama	3.750%	3/16/25	45,864	50,393
	Republic of Panama	7.125%	1/29/26	23,442	29,859
	Republic of Paraguay	4.625%	1/25/23	39,521	42,327
	Republic of Peru	7.350%	7/21/25	34,792	44,033
[10]	Republic of Philippines	0.000%	2/3/23	39,801	48,206
	Republic of Poland	5.125%	4/21/21	31,520	31,835
	Republic of Serbia	7.250%	9/28/21	49,170	51,213
[9,10]	Republic of Serbia	3.125%	5/15/27	12,857	17,397
	Republic of Slovenia	5.500%	10/26/22	11,740	12,806
[9]	Republic of Slovenia	5.250%	2/18/24	8,600	9,841
	Republic of South Africa	4.850%	9/27/27	8,800	9,339
	Republic of Trinidad and Tobago	4.375%	1/16/24	16,954	18,078
	Republic of Turkey	6.250%	9/26/22	45,409	47,500
	Republic of Turkey	3.250%	3/23/23	12,970	12,922
[5]	Republic of Uruguay	4.500%	8/14/24	6,037	6,627
	Romania	6.750%	2/7/22	2,672	2,833
	Romania	4.375%	8/22/23	12,480	13,620
	Romania	4.875%	1/22/24	7,934	8,856
[10]	Romania	2.750%	2/26/26	84,855	113,722
[10]	Romania	2.000%	12/8/26	38,926	50,472
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	21,160	22,979
	Sharjah Sukuk Program Ltd.	2.942%	6/10/27	6,844	7,098
[9]	Slovak Republic	4.375%	5/21/22	5,500	5,789
	Slovak Republic	4.375%	5/21/22	3,000	3,159
	Slovak Republic	5.850%	5/10/23	2,100	2,359
	State of Israel	3.150%	6/30/23	26,725	28,419
	State of Israel	2.750%	7/3/30	4,950	5,403
	State of Qatar	4.500%	1/20/22	14,555	15,130
	State of Qatar	3.375%	3/14/24	4,800	5,190
	State of Qatar	3.400%	4/16/25	56,767	62,495
	United Mexican States	4.150%	3/28/27	44,585	51,035
	United Mexican States	3.750%	1/11/28	4,630	5,156
	United Mexican States	4.500%	4/22/29	10,976	12,676
Total Sovereign Bonds (Cost $2,571,877)					2,677,979
43

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
			Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Taxable Municipal Bonds (0.1%)
[19]	New Jersey Economic Development Authority Appropriations Revenue		7.425%	2/15/29	24,945	32,733
[5,8]	New Mexico Educational Assistance Foundation Student Loan Revenue, 1M USD LIBOR + 0.700%		0.844%	1/2/25	5,781	5,784
	New York Transportation Development Corp. Miscellaneous Revenue		4.248%	9/1/35	4,575	5,043
Total Taxable Municipal Bonds (Cost $41,580)						43,560
					Shares
Common Stocks (0.1%)
Exchange-Traded Fund (0.1%)
[20]	Vanguard Short-Term Corporate Bond ETF (Cost $78,302)				967,764	80,431

Temporary Cash Investments (3.0%)
Money Market Fund (3.0%)
[21]	Vanguard Market Liquidity Fund (Cost $2,214,829)		0.107%		22,151,735	2,215,174
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	NGFP	1/13/23	0.603%	624,374	2,785
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.608% Semiannually	CITNA	1/17/23	0.608%	623,325	2,809
						5,594
44

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Put Swaptions
5-Year CDX-NA-IG-S35-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	2/17/21	0.600%	161,030	177
Total Options Purchased (Cost $5,607)					5,771
Total Investments (105.3%) (Cost $76,015,786)					78,083,045
Other Assets and Liabilities—Net (-5.3%)					(3,917,249)
Net Assets (100%)					74,165,796
Cost is in $000.
1	Securities with a value of $38,538,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $919,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3	Securities with a value of $666,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
4	Securities with a value of $86,591,000 have been segregated as initial margin for open centrally cleared swap contracts.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2021.
7	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
8	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2021, the aggregate value was $9,796,227,000, representing 13.2% of net assets.
10	Face amount denominated in euro.
11	Face amount denominated in Australian dollars.
12	Face amount denominated in British pounds.
13	Guaranteed by multiple countries.
14	Face amount denominated in Canadian dollars.
15	Non-income-producing security—security in default.
16	Security value determined using significant unobservable inputs.
17	Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
18	Guaranteed by the Republic of Hungary.
19	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
20	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
21	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1M—1-month.
1YR—1-year.
3M—3-month.
6M—6-month.
CITNA—Citibank NA.
CMT—Constant Maturing Treasury Rate.
JPMC—JPMorgan Chase Bank, N.A.
LIBOR—London Interbank Offered Rate.
NGFP—Nomura Global Financial Products Inc.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (10.7%)
U.S. Government Securities (8.0%)
	U.S. Treasury Note/Bond	0.375%	12/31/25	500,000	498,828
[1]	U.S. Treasury Note/Bond	0.500%	10/31/27	500,000	492,422
	U.S. Treasury Note/Bond	0.750%	1/31/28	750,000	749,063
[1,2]	U.S. Treasury Note/Bond	0.625%	5/15/30	400,000	385,375
	U.S. Treasury Note/Bond	0.625%	8/15/30	100,000	96,031
[1,2,3]	U.S. Treasury Note/Bond	0.875%	11/15/30	800,000	784,875
					3,006,594
Agency Bonds and Notes (0.0%)
[4,5]	Fannie Mae Interest Strip	0.000%	10/25/40	5,156	4,876
Conventional Mortgage-Backed Securities (2.3%)
[4,5]	Fannie Mae Pool	3.000%	10/1/49–12/1/49	76,620	79,349
[4,5]	Fannie Mae Pool	3.500%	12/1/49	3,283	3,458
[4,6]	Ginnie Mae	2.000%	3/18/51	101,000	104,709
[4]	Ginnie Mae II Pool	3.000%	9/20/49	30,646	32,011
[4,5,6]	UMBS Pool	2.000%	3/11/51–4/14/51	611,250	629,752
[4,5]	UMBS Pool	3.500%	4/1/49	329	354
					849,633
Nonconventional Mortgage-Backed Securities (0.4%)
[4,5]	Fannie Mae REMICS	3.500%	3/25/43–7/25/48	23,151	25,630
[4,5]	Fannie Mae REMICS	4.000%	10/25/48	8,096	8,882
[4,5]	Fannie Mae REMICS	5.250%	9/25/41	11,637	13,591
[4,5,7]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.893%	2.393%	9/1/32	112	115
[4,5,7]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.513%	8/1/32	170	176
[4,5]	Freddie Mac REMICS	4.000%	8/15/47–5/15/49	44,067	48,223
[4]	Ginnie Mae	3.000%	11/20/45–8/20/46	20,795	22,283
[4]	Ginnie Mae	3.500%	6/20/48–5/20/49	30,434	32,989
					151,889
Total U.S. Government and Agency Obligations (Cost $4,027,602)					4,012,992
Asset-Backed/Commercial Mortgage-Backed Securities (6.9%)
[4]	Ally Auto Receivables Trust Class A4 Series 2019-1	3.020%	4/15/24	3,030	3,151
[4,8]	American Homes 4 Rent Trust Class A Series 2014-SFR2	3.786%	10/17/36	3,748	3,992
[4,8]	American Homes 4 Rent Trust Class A Series 2014-SFR3	3.678%	12/17/36	6,382	6,785
[4,8]	American Homes 4 Rent Trust Class A Series 2015-SFR1	3.467%	4/17/52	4,914	5,202
[4,8]	American Homes 4 Rent Trust Class A Series 2015-SFR2	3.732%	10/17/52	2,722	2,923
[4,8]	American Homes 4 Rent Trust Class B Series 2014-SFR2	4.290%	10/17/36	1,060	1,138
[4,8]	American Homes 4 Rent Trust Class B Series 2015-SFR2	4.295%	10/17/52	1,070	1,165
[4]	Americredit Automobile Receivables Trust Class D Series 2018-2	4.010%	7/18/24	9,460	10,069
[4]	Americredit Automobile Receivables Trust Class D Series 2019-1	3.620%	3/18/25	7,240	7,701
[4]	AmeriCredit Automobile Receivables Trust Class D Series 2020-3	1.490%	9/18/26	2,070	2,109
[4,8]	AOA Mortgage Trust Class A Series 2015-1177	2.957%	12/13/29	1,330	1,332
[4,8]	Applebee's Funding LLC / IHOP Funding LLC Class A2I Series 2019-1A	4.194%	6/7/49	2,254	2,267
[4,8]	ARL Second LLC Class A1 Series 2014-1A	2.920%	6/15/44	2,972	2,945
[4,7,8]	Aventura Mall Trust Class A Series 2018-AVM	4.112%	7/5/40	35,881	40,847
[4,8]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2017-1A	3.070%	9/20/23	4,220	4,359
[4]	BAMLL Commercial Mortgage Securities Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	1,540	1,739
[4,8]	BAMLL Commercial Mortgage Securities Trust Class AMP Series 2019-BPR	3.287%	11/5/32	5,700	5,664
[4,8]	BAMLL Commercial Mortgage Securities Trust Class ANM Series 2019-BPR	3.112%	11/5/32	22,800	22,745
[4]	Banc of America Commercial Mortgage Trust Class A3 Series 2015-UBS7	3.441%	9/15/48	4,411	4,803
[4,7]	Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7	4.359%	9/15/48	360	315
[4]	BANK Class A3 Series 2019-BN23	2.920%	12/15/52	7,000	7,702
[4]	BANK Class A3 Series 2019-BNK20	3.011%	9/15/62	7,060	7,820
[4]	BANK Class A4 Series 2017-BNK4	3.625%	5/15/50	1,661	1,886
[4]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	6,629	7,292
46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	5,270	5,976
[4,7]	BANK Class A4 Series 2018-BN12	4.255%	5/15/61	3,960	4,668
[4,7]	BANK Class A4 Series 2018-BNK14	4.231%	9/15/60	4,985	5,876
[4]	BANK Class A4 Series 2019-BNK17	3.714%	4/15/52	5,604	6,497
[4]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	3,990	4,510
[4]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	1,310	1,468
[4]	BANK Class ASB Series 2018-BN14	4.185%	9/15/60	2,205	2,541
[4]	BANK Class ASB Series 2019-BN17	3.623%	4/15/52	1,437	1,631
[4]	BANK Class ASB Series 2019-BN23	2.846%	12/15/52	9,970	10,940
[4]	BBCMS Mortgage Trust Class A4 Series 2020-C6	2.639%	2/15/53	7,285	7,867
[4]	Benchmark Mortgage Trust Class A4 Series 2018-B6	4.261%	10/10/51	6,770	8,067
[4]	Benchmark Mortgage Trust Class A5 Series 2019-B15	2.928%	12/15/72	7,000	7,718
[4]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/53	13,660	14,880
[4]	Benchmark Mortgage Trust Class AAB Series 2019-B15	2.859%	12/15/72	6,735	7,380
[4,7]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	2,350	2,666
[4]	Benchmark Mortgage Trust Class ASB Series 2019-B10	3.615%	3/15/62	1,532	1,737
[4,8]	BX Trust Class A Series 2019-OC11	3.202%	12/9/41	6,800	7,485
[4,8]	Canadian Pacer Auto Receivables Trust Class A3 Series 2018-2A	3.270%	12/19/22	1,581	1,597
[4,8]	Canadian Pacer Auto Receivables Trust Class A4 Series 2018-1A	3.220%	9/19/22	3,121	3,143
[4,8]	Canadian Pacer Auto Receivables Trust Class A4 Series 2018-2A	3.440%	8/21/23	1,280	1,316
[4,8]	Canadian Pacer Auto Receivables Trust Class A4 Series 2019-1A	2.960%	6/19/24	2,090	2,172
[4]	Cantor Commercial Real Estate Lending Class A4 Series 2019-CF3	3.006%	1/15/53	7,000	7,709
[4]	Capital One Prime Auto Receivables Trust Class A4 Series 2019-1	2.560%	10/15/24	5,890	6,123
[4]	CarMax Auto Owner Trust Class A4 Series 2018-3	3.270%	3/15/24	3,000	3,132
[4]	CarMax Auto Owner Trust Class A4 Series 2018-4	3.480%	2/15/24	3,370	3,544
[4]	CarMax Auto Owner Trust Class A4 Series 2019-3	2.300%	4/15/25	4,760	4,987
[4]	CarMax Auto Owner Trust Class A4 Series 2019-4	2.130%	7/15/25	4,510	4,711
[4]	CarMax Auto Owner Trust Class B Series 2018-1	2.830%	9/15/23	5,020	5,157
[4]	CarMax Auto Owner Trust Class B Series 2018-2	3.370%	10/16/23	2,140	2,222
[4]	CarMax Auto Owner Trust Class B Series 2018-4	3.670%	5/15/24	2,960	3,130
[4]	CarMax Auto Owner Trust Class B Series 2019-3	2.500%	4/15/25	6,040	6,340
[4]	CarMax Auto Owner Trust Class C Series 2018-1	2.950%	11/15/23	1,560	1,606
[4]	CarMax Auto Owner Trust Class C Series 2018-2	3.570%	12/15/23	3,090	3,208
[4]	CarMax Auto Owner Trust Class C Series 2018-4	3.850%	7/15/24	2,010	2,134
[4]	CarMax Auto Owner Trust Class C Series 2019-4	2.600%	9/15/25	2,690	2,828
[4]	CarMax Auto Owner Trust Class D Series 2018-2	3.990%	4/15/25	2,390	2,491
[4]	CarMax Auto Owner Trust Class D Series 2018-4	4.150%	4/15/25	1,360	1,445
[4]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	18,170	19,773
[4]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	5,765	6,546
[4,7]	CD Mortgage Trust Class A4 Series 2017-CD4	3.514%	5/10/50	2,470	2,790
[4]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	2,341	2,646
[4,7]	CD Mortgage Trust Class C Series 2016-CD1	3.631%	8/10/49	5,510	5,349
[4]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	4,826	5,319
[4,7,8]	CFCRE Commercial Mortgage Trust Class AJ Series 2011-C2	5.739%	12/15/47	5,260	5,372
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC19	3.753%	3/10/47	476	512
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC23	3.356%	7/10/47	4,073	4,383
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC25	3.372%	10/10/47	4,729	5,128
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2016-GC37	3.050%	4/10/49	11,432	12,146
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-P8	3.203%	9/15/50	1,530	1,678
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2019-C7	2.860%	12/15/72	7,000	7,532
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC11	3.093%	4/10/46	6,015	6,302
[4,7]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC15	4.371%	9/10/46	1,910	2,073
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC19	4.023%	3/10/47	16,273	17,764
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC21	3.575%	5/10/47	12,624	13,374
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC23	3.622%	7/10/47	8,949	9,789
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC25	3.635%	10/10/47	13,275	14,554
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	13,449	15,047
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	6,425	7,295
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-P8	3.465%	9/15/50	3,770	4,268
[4,7]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-C5	4.228%	6/10/51	900	1,064
[4]	Citigroup Commercial Mortgage Trust Class A5 Series 2014-GC21	3.855%	5/10/47	9,397	10,314
47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	Citigroup Commercial Mortgage Trust Class A5 Series 2015-GC27	3.137%	2/10/48	6,418	6,971
[4,8]	Citigroup Commercial Mortgage Trust Class AS Series 2012-GC8	3.683%	9/10/45	2,017	2,076
[4]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC23	3.863%	7/10/47	2,020	2,195
[4,7]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC23	4.175%	7/10/47	800	863
[4]	Citigroup Commercial Mortgage Trust Class B Series 2017-P8	4.192%	9/15/50	3,150	3,505
[4,7]	Citigroup Commercial Mortgage Trust Class C Series 2014-GC23	4.431%	7/10/47	1,250	1,319
[4,7]	Citigroup Commercial Mortgage Trust Class C Series 2015-GC33	4.574%	9/10/58	900	897
[4,7]	Citigroup Commercial Mortgage Trust Class C Series 2017-P8	4.267%	9/15/50	3,150	3,283
[4,7,8]	COMM Mortgage Trust Class A Series 2014-277P	3.611%	8/10/49	18,320	19,905
[4,7,8]	COMM Mortgage Trust Class A2 Series 2013-SFS	2.987%	4/12/35	7,292	7,386
[4]	COMM Mortgage Trust Class A2 Series 2014-CR15	2.928%	2/10/47	487	489
[4]	COMM Mortgage Trust Class A3 Series 2012-CR4	2.853%	10/15/45	6,857	7,076
[4]	COMM Mortgage Trust Class A3 Series 2013-CR11	3.983%	8/10/50	4,875	5,257
[4]	COMM Mortgage Trust Class A3 Series 2013-CR12	3.765%	10/10/46	5,579	5,932
[4]	COMM Mortgage Trust Class A3 Series 2014-CR14	3.955%	2/10/47	500	541
[4]	COMM Mortgage Trust Class A3 Series 2014-CR20	3.326%	11/10/47	13,080	14,104
[4]	COMM Mortgage Trust Class A4 Series 2012-CR2	3.147%	8/15/45	2,971	3,052
[4]	COMM Mortgage Trust Class A4 Series 2012-CR5	2.771%	12/10/45	2,919	3,010
[4]	COMM Mortgage Trust Class A4 Series 2013-CR11	4.258%	8/10/50	4,757	5,187
[4]	COMM Mortgage Trust Class A4 Series 2013-CR12	4.046%	10/10/46	13,127	14,268
[4]	COMM Mortgage Trust Class A4 Series 2013-CR8	3.334%	6/10/46	554	585
[4,7]	COMM Mortgage Trust Class A4 Series 2013-CR9	4.219%	7/10/45	5,493	5,938
[4]	COMM Mortgage Trust Class A4 Series 2013-LC6	2.941%	1/10/46	3,116	3,236
[4,7]	COMM Mortgage Trust Class A4 Series 2014-CR14	4.236%	2/10/47	4,932	5,411
[4,7]	COMM Mortgage Trust Class A4 Series 2014-CR15	4.074%	2/10/47	4,350	4,768
[4]	COMM Mortgage Trust Class A4 Series 2014-CR17	3.700%	5/10/47	982	1,061
[4]	COMM Mortgage Trust Class A4 Series 2014-CR18	3.550%	7/15/47	6,048	6,504
[4]	COMM Mortgage Trust Class A4 Series 2015-CR25	3.759%	8/10/48	4,187	4,708
[4]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	3,748	4,205
[4]	COMM Mortgage Trust Class A4 Series 2015-LC19	3.183%	2/10/48	10,402	11,358
[4,7]	COMM Mortgage Trust Class A5 Series 2013-CR8	3.612%	6/10/46	8,560	9,110
[4]	COMM Mortgage Trust Class A5 Series 2013-LC13	4.205%	8/10/46	585	634
[4]	COMM Mortgage Trust Class A5 Series 2014-CR17	3.977%	5/10/47	6,398	7,053
[4]	COMM Mortgage Trust Class A5 Series 2014-CR18	3.828%	7/15/47	11,585	12,757
[4]	COMM Mortgage Trust Class A5 Series 2014-LC17	3.917%	10/10/47	2,512	2,770
[4]	COMM Mortgage Trust Class A5 Series 2015-CR24	3.696%	8/10/48	2,590	2,907
[4]	COMM Mortgage Trust Class AM Series 2012-CR2	3.791%	8/15/45	3,900	4,005
[4,8]	COMM Mortgage Trust Class AM Series 2012-CR3	3.416%	10/15/45	6,160	6,267
[4]	COMM Mortgage Trust Class AM Series 2012-CR4	3.251%	10/15/45	420	425
[4,8]	COMM Mortgage Trust Class AM Series 2013-CR6	3.147%	3/10/46	9,240	9,603
[4,7]	COMM Mortgage Trust Class AM Series 2014-CR15	4.426%	2/10/47	1,300	1,423
[4]	COMM Mortgage Trust Class AM Series 2014-CR17	4.174%	5/10/47	1,290	1,402
[4]	COMM Mortgage Trust Class ASB Series 2019-GC44	2.873%	8/15/57	180	197
[4,8]	COMM Mortgage Trust Class B Series 2013-CR6	3.397%	3/10/46	1,400	1,422
[4,7,8]	COMM Mortgage Trust Class C Series 2013-CR9	4.243%	7/10/45	2,780	2,368
[4,7]	COMM Mortgage Trust Class C Series 2014-CR17	4.783%	5/10/47	4,400	4,364
[4,7]	COMM Mortgage Trust Class C Series 2015-CR27	4.454%	10/10/48	1,760	1,945
[4]	CSAIL Commercial Mortgage Trust Class A3 Series 2020-C19	2.561%	3/15/53	15,250	16,278
[4]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C2	3.504%	6/15/57	6,650	7,341
[4]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C4	3.808%	11/15/48	11,274	12,667
[4]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	17,308	19,362
[4,7]	CSAIL Commercial Mortgage Trust Class C Series 2015-C3	4.375%	8/15/48	2,160	1,943
[4,7]	CSAIL Commercial Mortgage Trust Class C Series 2016-C5	4.630%	11/15/48	3,620	3,553
[4]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	12,600	15,119
[4]	DBJPM Mortgage Trust Class A5 Series 17-C6	3.328%	6/10/50	5,540	6,217
[4,8]	DLL LLC Class A4 Series 2019-MT3	2.150%	9/21/26	3,790	3,893
[4,8]	Drive Auto Receivables Trust Class D Series 2016-CA	4.180%	3/15/24	4,757	4,802
[4]	Drive Auto Receivables Trust Class D Series 2017-1	3.840%	3/15/23	550	555
[4]	Drive Auto Receivables Trust Class D Series 2018-3	4.300%	9/16/24	8,070	8,335
[4]	Drive Auto Receivables Trust Class D Series 2018-5	4.300%	4/15/26	13,430	14,164
[4]	Drive Auto Receivables Trust Class D Series 2019-2	3.690%	8/17/26	5,630	5,977
48

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4,7,8]	Edsouth Indenture No. 9 LLC Class A Series 2015-1, 1M USD LIBOR + 0.800%	0.930%	10/25/56	3,963	3,966
[4,7,8]	EDvestinU Private Education Loan Issue No. 1 LLC Class A Series 2019-A	3.580%	11/25/38	2,924	3,092
[4,8]	ELFI Graduate Loan Program LLC Class A2 Series 2018-A	3.430%	8/25/42	4,844	5,006
[4,8]	Fair Square Issuance Trust Class A Series 2020-AA	2.900%	9/20/24	6,790	6,885
[4,8]	FirstKey Homes Trust Class A Series FKH 2020-SFR2	1.266%	10/19/37	5,300	5,319
[4,8]	Fontainebleau Miami Beach Trust Class A Series 2019-FBLU	3.144%	12/10/36	30,455	32,368
[4,8]	Ford Credit Auto Owner Trust Class A Series 2017-2	2.360%	3/15/29	5,840	6,036
[4,8]	Ford Credit Auto Owner Trust Class A Series 2018-1	3.190%	7/15/31	19,160	21,037
[4,8]	Ford Credit Auto Owner Trust Class A Series 2018-2	3.470%	1/15/30	9,790	10,523
[4,8]	Ford Credit Auto Owner Trust Class A Series 2020-1	2.040%	8/15/31	8,520	8,985
[4]	Ford Credit Auto Owner Trust Class A4 Series 2019-A	2.850%	8/15/24	11,040	11,600
[4,8]	Ford Credit Auto Owner Trust Class B Series 2018-1	3.340%	7/15/31	4,390	4,813
[4,8]	Ford Credit Auto Owner Trust Class B Series 2018-2	3.610%	1/15/30	8,140	8,734
[4,8]	Ford Credit Auto Owner Trust Class B Series 2020-1	2.290%	8/15/31	8,090	8,539
[4,8]	Ford Credit Auto Owner Trust Class B Series 2020-2	1.490%	4/15/33	2,690	2,762
[4,8]	Ford Credit Auto Owner Trust Class C Series 2017-2	2.750%	3/15/29	9,830	10,149
[4,8]	Ford Credit Auto Owner Trust Class C Series 2018-2	3.760%	1/15/30	3,660	3,926
[4]	Ford Credit Auto Owner Trust Class C Series 2019-A	3.250%	9/15/25	4,520	4,758
[4,8]	Ford Credit Auto Owner Trust Class C Series 2020-1	2.540%	8/15/31	7,190	7,637
[4]	Ford Credit Floorplan Master Owner Trust A Class A Series 2019-4	2.440%	9/15/26	350	374
[4,8]	Global SC Finance VII Srl Class A Series 2020-2A	2.260%	11/19/40	6,997	7,104
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2018-4	3.320%	6/17/24	4,120	4,312
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2019-4	1.760%	1/16/25	3,240	3,345
[4,8]	GM Financial Consumer Automobile Receivables Trust Class B Series 2017-3A	2.330%	3/16/23	1,640	1,655
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-4	1.050%	5/18/26	1,200	1,203
[4]	GM Financial Securitized Term Class C Series 2021-1	1.040%	5/17/27	530	532
[4,8]	GMF Floorplan Owner Revolving Trust Class A Series 2019-1	2.700%	4/15/24	5,900	6,074
[4,8]	Golden Credit Card Trust Class A Series 2018-4A	3.440%	8/15/25	13,328	14,355
[4,8]	GreatAmerica Leasing Receivables Funding LLC Class A4 Series 2019-1	3.210%	2/18/25	2,540	2,650
[4,8]	GS Mortgage Securities Corp. II Class A Series 2012-BWTR	2.954%	11/5/34	7,625	7,713
[4,7]	GS Mortgage Securities Corp. II Class A5 Series 2018-GS10	4.155%	7/10/51	5,335	6,262
[4,8]	GS Mortgage Securities Corp. Trust Class A Series 2012-ALOHA	3.551%	4/10/34	5,430	5,508
[4]	GS Mortgage Securities Trust Class A3 Series 2015-GC34	3.244%	10/10/48	7,544	8,110
[4]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	5,920	6,650
[4]	GS Mortgage Securities Trust Class A4 Series 2013-GC12	3.135%	6/10/46	4,128	4,313
[4]	GS Mortgage Securities Trust Class A4 Series 2013-GCJ14	3.955%	8/10/46	6,005	6,290
[4]	GS Mortgage Securities Trust Class A4 Series 2014-GC26	3.364%	11/10/47	7,680	8,265
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC28	3.136%	2/10/48	9,110	9,753
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	2,398	2,641
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	4,615	5,172
[4]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	2,220	2,422
[4]	GS Mortgage Securities Trust Class A4 Series 2019-GC38	3.968%	2/10/52	3,080	3,592
[4]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	6,528	7,309
[4]	GS Mortgage Securities Trust Class A4 Series 2019-GC42	3.001%	9/1/52	7,000	7,745
[4,7]	GS Mortgage Securities Trust Class A5 Series 2013-GC13	4.051%	7/10/46	185	199
[4]	GS Mortgage Securities Trust Class A5 Series 2013-GC14	4.243%	8/10/46	105	114
[4]	GS Mortgage Securities Trust Class A5 Series 2014-GC20	3.998%	4/10/47	11,289	12,288
[4]	GS Mortgage Securities Trust Class A5 Series 2020-GC45	2.911%	2/13/53	18,170	20,014
[4]	GS Mortgage Securities Trust Class AAB Series 2020-GC45	2.843%	2/13/53	7,336	8,079
[4,8]	GS Mortgage Securities Trust Class AS Series 2012-GC6	4.948%	1/10/45	1,025	1,052
[4]	GS Mortgage Securities Trust Class AS Series 2014-GC20	4.258%	4/10/47	570	617
[4,7]	GS Mortgage Securities Trust Class AS Series 2014-GC24	4.162%	9/10/47	6,520	7,125
[4,7]	GS Mortgage Securities Trust Class B Series 2013-GCJ12	3.777%	6/10/46	1,550	1,610
[4,7]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.511%	9/10/47	2,610	2,505
[4,7,8]	GS Mortgage Securities Trust Class C Series 2011-GC3	5.430%	3/10/44	2,650	2,647
[4,7,8]	GS Mortgage Securities Trust Class C Series 2013-GC13	4.084%	7/10/46	1,210	1,184
49

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4,7]	GS Mortgage Securities Trust Class C Series 2014-GC24	4.532%	9/10/47	4,615	3,826
[4,7]	GS Mortgage Securities Trust Class C Series 2015-GC34	4.648%	10/10/48	2,610	2,412
[4,8]	Harley Marine Financing LLC Class A2 Series 2018-1A	5.682%	5/15/43	7,297	6,482
[4]	Harley-Davidson Motorcycle Trust Class A4 Series 2019-A	2.390%	11/15/26	4,110	4,254
[4,8]	Hilton USA Trust Class A Series 2016-HHV	3.719%	11/5/38	7,780	8,626
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2018-4	3.300%	7/15/25	4,180	4,345
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2019-1	2.900%	6/18/24	2,480	2,577
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2019-3	1.850%	8/15/25	3,520	3,623
[4,8]	Houston Galleria Mall Trust Class A1A2 Series 2015-HGLR	3.087%	3/5/37	10,910	11,148
[4,8]	HPEFS Equipment Trust Class B Series 2020-1A	1.890%	2/20/30	2,300	2,338
[4,8]	HPEFS Equipment Trust Class C Series 2019-1A	2.490%	9/20/29	2,600	2,643
[4,8]	HPEFS Equipment Trust Class D Series 2019-1A	2.720%	9/20/29	1,200	1,229
[4,8]	Hudsons Bay Simon JV Trust Class A7 Series 2015-HB7	3.914%	8/5/34	4,750	4,354
[4]	Hyundai Auto Receivables Trust Class A4 Series 2019-B	2.000%	4/15/25	1,850	1,918
[4]	Hyundai Auto Receivables Trust Class B Series 2019-A	2.940%	5/15/25	2,490	2,614
[4]	Hyundai Auto Receivables Trust Class B Series 2019-B	2.210%	4/15/25	530	551
[4,7,8]	Invitation Homes Trust Class A Series 2017-SFR2, 1M USD LIBOR + 0.850%	0.979%	12/17/36	13,110	13,110
[4,7,8]	Invitation Homes Trust Class A Series 2018-SFR1, 1M USD LIBOR + 0.700%	0.829%	3/17/37	8,172	8,135
[4,7,8]	Invitation Homes Trust Class B Series 2017-SFR2, 1M USD LIBOR + 1.150%	1.279%	12/17/36	4,930	4,934
[4,7,8]	Invitation Homes Trust Class B Series 2018-SFR1, 1M USD LIBOR + 0.950%	1.079%	3/17/37	2,250	2,241
[4,8]	Jackson Park Trust Class A Series 2019-LIC	2.766%	10/14/39	6,930	7,411
[4,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2010-C2	4.070%	11/15/43	325	326
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C6	3.507%	5/15/45	2,972	3,058
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C8	2.829%	10/15/45	3,592	3,696
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2013-C16	3.881%	12/15/46	649	697
[4,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2011-C3	4.717%	2/15/46	3,166	3,163
[4,7]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C13	3.994%	1/15/46	286	307
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C16	4.166%	12/15/46	29,563	32,225
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2012-LC9	2.840%	12/15/47	3,713	3,825
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2016-JP3	2.870%	8/15/49	5,088	5,550
[4,7,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2011-C5	5.424%	8/15/46	4,000	4,063
[4,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2012-C8	3.424%	10/15/45	22,430	23,200
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2012-CBX	4.271%	6/15/45	1,350	1,402
[4,7]	JP Morgan Chase Commercial Mortgage Securities Trust Class B Series 2013-C16	4.957%	12/15/46	2,135	2,259
[4,7,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2010-C2	5.655%	11/15/43	2,313	2,305
[4,7]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2013-C13	4.078%	1/15/46	2,550	2,611
[4,7]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2013-C16	5.022%	12/15/46	960	995
[4,7,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class D Series 2010-C2	5.655%	11/15/43	2,730	1,778
[4,7,8]	JP Morgan Commercial Mortgage-Backed Securities Trust Class A4B Series 2011-RR1	4.717%	3/16/46	920	921
[4]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2014-C26	3.231%	1/15/48	12,398	13,312
[4]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2015-C31	3.801%	8/15/48	11,540	12,965
50

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C12	3.363%	7/15/45	5,108	5,342
[4,7]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C14	4.133%	8/15/46	6,118	6,485
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C17	4.199%	1/15/47	4,363	4,768
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C19	3.997%	4/15/47	3,680	4,036
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C21	3.493%	8/15/47	5,256	5,578
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C26	3.494%	1/15/48	5,121	5,621
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	9,941	10,821
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C30	3.551%	7/15/48	4,640	5,064
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C33	3.770%	12/15/48	7,300	8,224
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	5,515	5,871
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	6,021	6,620
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	3,878	4,328
[4,7]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.038%	7/15/45	5,000	5,282
[4,7]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	600	643
[4,7]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	2,245	2,503
[4,7]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.794%	2/15/47	2,500	2,653
[4,7]	JPMBB Commercial Mortgage Securities Trust Class C Series 2014-C18	4.794%	2/15/47	1,000	1,011
[4]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2017-JP6	3.224%	7/15/50	4,890	5,428
[4]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	6,680	7,619
[4]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP6	3.490%	7/15/50	3,740	4,225
[4]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP7	3.454%	9/15/50	4,680	5,285
[4]	JPMDB Commercial Mortgage Securities Trust Class A3 Series 2016-C4	3.141%	12/15/49	2,840	3,156
[4]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	150	177
[4]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	1,860	2,102
[4,7]	Lanark Master Issuer plc Class 1A Series 2018-2A, 3M USD LIBOR + 0.420%	0.676%	12/22/69	2,869	2,872
[4,7,8]	Lanark Master Issuer plc Class 1A Series 2020-1A	2.277%	12/22/69	3,100	3,178
[4,8]	Laurel Road Prime Student Loan Trust Class A2B Series 2017-C	2.810%	11/25/42	5,210	5,339
[4,8]	Laurel Road Prime Student Loan Trust Class A2FX Series 2018-B	3.540%	5/26/43	6,412	6,610
[4,8]	Laurel Road Prime Student Loan Trust Class A2FX Series 2019-A	2.730%	10/25/48	7,385	7,627
[4]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2019-1	2.040%	1/15/26	11,600	12,094
[4,8]	Mercedes-Benz Master Owner Trust Class A Series 2019-BA	2.610%	5/15/24	5,436	5,602
[4,8]	MMAF Equipment Finance LLC Class A5 Series 2018-A	3.610%	3/10/42	1,580	1,706
[4,8]	MMAF Equipment Finance LLC Class A5 Series 2019-A	3.080%	11/12/41	2,630	2,838
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2013-C11	3.960%	8/15/46	10,951	11,577
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2014-C15	3.773%	4/15/47	8,793	9,473
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2015-C23	3.451%	7/15/50	5,379	5,868
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2015-C24	3.479%	5/15/48	4,300	4,683
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2012-C5	3.176%	8/15/45	8,462	8,719
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2012-C6	2.858%	11/15/45	5,063	5,217
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C10	4.082%	7/15/46	1,244	1,339
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C11	4.152%	8/15/46	3,937	4,256
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C12	4.259%	10/15/46	1,940	2,105
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C13	4.039%	11/15/46	400	436
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C9	3.102%	5/15/46	12,980	13,671
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014 C19	3.526%	12/15/47	3,940	4,310
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C15	4.051%	4/15/47	11,275	12,342
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C18	3.923%	10/15/47	5,430	5,982
51

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C20	3.249%	2/15/48	10,452	11,421
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C23	3.719%	7/15/50	3,870	4,315
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C29	3.325%	5/15/49	20,409	22,609
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C32	3.720%	12/15/49	30,274	34,486
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	6,550	7,418
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C14	4.064%	2/15/47	2,300	2,507
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C16	3.892%	6/15/47	4,798	5,241
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	8,263	9,275
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2012-C5	3.792%	8/15/45	16,040	16,624
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C7	3.214%	2/15/46	2,000	2,065
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C14	4.384%	2/15/47	1,600	1,730
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C16	4.094%	6/15/47	935	1,015
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C17	4.011%	8/15/47	1,380	1,490
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.335%	6/15/47	7,090	7,305
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2013-C10	4.082%	7/15/46	1,830	1,529
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C15	4.901%	4/15/47	1,140	1,199
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C16	4.768%	6/15/47	2,400	2,040
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2016-C29	4.746%	5/15/49	1,090	1,118
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series Class A4 2013-C7	2.918%	2/15/46	2,470	2,566
[4]	Morgan Stanley Capital I Class A4 Series 2017-HR2	3.587%	12/15/50	3,506	3,960
[4]	Morgan Stanley Capital I Class ASB Series 2017-HR2	3.509%	12/15/50	2,800	3,112
[4]	Morgan Stanley Capital I Trust 2012-C4 Class AS Series 2012-C4	3.773%	3/15/45	2,440	2,479
[4,8]	Morgan Stanley Capital I Trust Class A Series 2014-150E	3.912%	9/9/32	6,370	6,980
[4,8]	Morgan Stanley Capital I Trust Class A Series 2015-420	3.727%	10/12/50	4,274	4,584
[4,8]	Morgan Stanley Capital I Trust Class A2 Series 2012-STAR	3.201%	8/5/34	6,407	6,499
[4]	Morgan Stanley Capital I Trust Class A3 Series 2016-BNK2	2.791%	11/15/49	8,300	8,979
[4]	Morgan Stanley Capital I Trust Class A4 Series 2012-C4	3.244%	3/15/45	2,260	2,294
[4]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	5,260	5,789
[4]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	20,478	22,301
[4,7]	Morgan Stanley Capital I Trust Class C Series 2015-UBS8	4.583%	12/15/48	1,610	1,511
[4,8]	MSBAM Commercial Mortgage Securities Trust Class A2 Series 2012-CKSV	3.277%	10/15/30	10,100	9,680
[4,8]	Navient Private Education Loan Trust Class A2A Series 2017-A	2.880%	12/16/58	5,890	6,071
[4,8]	Navient Private Education Loan Trust Class A2A Series 2018-BA	3.610%	12/15/59	4,732	4,970
[4,8]	Navient Private Education Refi Loan Trust Class A2A Series 2018-DA	4.000%	12/15/59	17,624	19,024
[4,8]	Navient Student Loan Trust Class A2 Series 2018-EA	3.390%	12/15/59	6,510	6,817
[4,8]	Navient Student Loan Trust Class A2 Series 2018-EA	4.000%	12/15/59	21,310	21,990
[4]	Nissan Auto Receivables Owner Trust Class A4 Series 2018-B	3.160%	12/16/24	5,220	5,427
[4]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-A	3.000%	9/15/25	3,520	3,693
[4]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-B	2.540%	12/15/25	9,540	9,981
[4,8]	One Bryant Park Trust Class A Series 2019-OBP	2.516%	9/15/54	2,730	2,888
[4,8]	Palisades Center Trust Class A Series 2016-PLSD	2.713%	4/13/33	8,980	7,618
[4,7,8]	Pepper Residential Securities Trust Class A1U Series 21A, 1M USD LIBOR + 0.880%	1.009%	1/16/60	4,079	4,073
52

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4,7,8]	Pepper Residential Securities Trust No. 22 Class A1U Series 22A, 1M USD LIBOR + 1.000%	1.100%	6/20/60	2,269	2,266
[4,7,8]	Pepper Residential Securities Trust No. 23 Class A1U Series 23A, 1M USD LIBOR + 0.950%	1.079%	8/18/60	1,128	1,126
[4,8]	PFS Financing Corp. Class A Series 2020-E	1.000%	10/15/25	3,880	3,906
[4,7,8]	PHEAA Student Loan Trust Class A Series 2016-2A, 1M USD LIBOR + 0.950%	1.080%	11/25/65	8,502	8,526
[4,8]	Progress Residential Trust Class A Series 2018-SFR1	3.255%	3/17/35	4,574	4,573
[4,7,8]	RESIMAC Bastille Trust Class A1 Series 2018-1NCA, 1M USD LIBOR + 0.850%	0.994%	12/5/59	4,851	4,847
[4,7,8]	RESIMAC MBS Trust Class A1A Series 2018-2A, 1M USD LIBOR + 0.850%	0.980%	4/10/50	1,099	1,098
[4,7,8]	RESIMAC Premier Class A1 Series 2018-1A, 1M USD LIBOR + 0.800%	0.930%	11/10/49	4,151	4,146
[4]	Santander Drive Auto Receivables Trust Class C Series 2017-3	2.760%	12/15/22	191	191
[4]	Santander Drive Auto Receivables Trust Class C Series 2018-1	2.960%	3/15/24	2,077	2,084
[4]	Santander Drive Auto Receivables Trust Class D Series 2018-3	4.070%	8/15/24	21,750	22,474
[4]	Santander Drive Auto Receivables Trust Class D Series 2018-4	3.980%	12/15/25	11,000	11,583
[4]	Santander Drive Auto Receivables Trust Class D Series 2018-5	4.190%	12/16/24	17,580	18,230
[4]	Santander Drive Auto Receivables Trust Class D Series 2020-4	1.480%	1/15/27	5,240	5,340
[4,8]	Santander Retail Auto Lease Trust Class D Series 2020-B	1.980%	10/20/25	7,460	7,597
[4,8]	Securitized Term Auto Receivables Trust Class A4 Series 2018-1A	3.298%	11/25/22	2,350	2,387
[4,8]	Securitized Term Auto Receivables Trust Class A4 Series 2018-2A	3.544%	6/26/23	3,370	3,444
[4,8]	SLM Private Education Loan Trust Class B Series 2014-A	3.500%	11/15/44	800	814
[4,8]	SMB Private Education Loan Trust Class A2A Series 2016-A	2.700%	5/15/31	2,815	2,903
[4,8]	SMB Private Education Loan Trust Class A2A Series 2017-B	2.820%	10/15/35	6,553	6,851
[4,8]	SMB Private Education Loan Trust Class A2A Series 2018-A	3.500%	2/15/36	16,003	16,982
[4,8]	SMB Private Education Loan Trust Class A2A Series 2018-B	3.600%	1/15/37	8,658	9,199
[4,8]	SMB Private Education Loan Trust Class A2A Series 2018-C	3.630%	11/15/35	12,328	12,968
[4,7,8]	SMB Private Education Loan Trust Class A2B Series 2016-B, 1M USD LIBOR + 1.450%	1.577%	2/17/32	2,114	2,140
[4,7,8]	SMB Private Education Loan Trust Class A2B Series 2016-C, 1M USD LIBOR + 1.100%	1.227%	9/15/34	2,988	3,005
[4,7,8]	SMB Private Education Loan Trust Class A2B Series 2017-A, 1M USD LIBOR + 0.900%	1.027%	9/15/34	4,971	4,988
[4,7,8]	SoFi Professional Loan Program LLC Class A1 Series 2016-D, 1M USD LIBOR + 0.950%	1.080%	1/25/39	352	353
[4,7,8]	SoFi Professional Loan Program LLC Class A1 Series 2017-C, 1M USD LIBOR + 0.600%	0.730%	7/25/40	283	282
[4,8]	SoFi Professional Loan Program LLC Class A2B Series 2016-C	2.360%	12/27/32	886	897
[4,8]	SoFi Professional Loan Program LLC Class A2B Series 2017-A	2.400%	3/26/40	524	532
[4,8]	SoFi Professional Loan Program LLC Class A2B Series 2018-A	2.950%	2/25/42	4,739	4,864
[4,8]	SoFi Professional Loan Program LLC Class A2BSeries 2016-B	2.740%	10/25/32	1,040	1,055
[4,8]	SoFi Professional Loan Program LLC Class A2FX Series 2016-D	3.340%	8/25/47	7,413	7,636
[4,8]	SoFi Professional Loan Program LLC Class A2FX Series 2017-B	2.740%	5/25/40	2,980	3,037
[4,8]	SoFi Professional Loan Program LLC Class A2FX Series 2017-F	2.840%	1/25/41	4,140	4,235
[4,8]	SoFi Professional Loan Program LLC Class A2FX Series 2018-C	3.590%	1/25/48	9,349	9,730
[4,8]	SoFi Professional Loan Program LLC Class A2FX Series 2018-D	3.600%	2/25/48	10,842	11,315
[4,8]	SoFi Professional Loan Program LLC Class A2FX Series 2019-B	3.090%	8/17/48	6,930	7,154
[4]	Synchrony Credit Card Master Note Trust Class C Series 2016-2C	2.950%	5/15/24	5,300	5,336
[4]	Synchrony Credit Card Master Note Trust Class C Series 2017-2	3.010%	10/15/25	6,390	6,639
[4,8]	Taco Bell Funding LLC Class A23 Series 2019-1A	4.970%	5/25/46	2,200	2,362
[4,8]	Taco Bell Funding LLC Class A2II Series 2016-1A	4.377%	5/25/46	3,571	3,576
[4,8]	Tesla Auto Lease Trust Class A4 Series 2019-A	2.200%	11/21/22	7,000	7,187
[4,8]	Textainer Marine Containers VII Ltd. Class A Series 2019-1A	3.960%	4/20/44	4,782	4,828
[4,8]	TMSQ Mortgage Trust Class A Series 2014-1500	3.680%	10/10/36	2,800	3,024
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2019-A	3.000%	5/15/24	2,350	2,466
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2019-D	1.990%	2/18/25	5,980	6,211
[4,8]	Trafigura Securitisation Finance plc Class A2 Series 2018-1A	3.730%	3/15/22	21,540	21,947
[4,8]	Trinity Rail Leasing LLC Class A2 Series 2018-1A	4.620%	6/17/48	10,260	10,657
[4,8]	TRIP Rail Master Funding LLC Class A1 Series 2017-1A	2.709%	8/15/47	589	591
[4]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	6,673	7,654
[4]	UBS Commercial Mortgage Trust Class AS Series 2012-C1	4.171%	5/10/45	1,200	1,237
53

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	UBS Commercial Mortgage Trust Class ASB Series 2019-C16	3.460%	4/15/52	2,287	2,567
[4,8]	UBS-BAMLL Trust Class A Series 2012-WRM	3.663%	6/10/30	6,673	6,657
[4]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C6	3.244%	4/10/46	3,970	4,169
[4]	UBS-Barclays Commercial Mortgage Trust Class A5 Series 2012-C4	2.850%	12/10/45	5,703	5,908
[4]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	1,160	1,204
[4]	Verizon Owner Trust Class C Series 2020-B	0.830%	2/20/25	5,860	5,891
[4]	Volkswagen Auto Loan Enhanced Trust Class A4 Series 2018-2	3.330%	2/20/25	4,510	4,676
[4]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2012-LC5	2.918%	10/15/45	5,637	5,812
[4]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2015-C30	3.411%	9/15/58	6,800	7,504
[4]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	4,470	4,832
[4,7]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2013-LC12	4.218%	7/15/46	7,973	8,576
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C29	3.637%	6/15/48	16,693	18,636
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	4,380	4,906
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-LC22	3.839%	9/15/58	10,834	12,210
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C32	3.560%	1/15/59	9,166	10,218
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C37	3.525%	12/15/49	2,990	3,333
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C39	3.157%	9/15/50	1,400	1,527
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	2,880	3,256
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-RC1	3.631%	1/15/60	2,712	3,067
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	4,315	5,044
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	6,390	7,612
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C54	3.146%	12/15/52	2,390	2,663
[4]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC18	3.405%	12/15/47	13,210	14,497
[4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2012-LC5	3.539%	10/15/45	7,210	7,428
[4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC16	4.020%	8/15/50	700	741
[4,7]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C30	4.067%	9/15/58	2,250	2,492
[4,7]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	2,045	2,283
[4]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2019-C49	3.933%	3/15/52	3,250	3,733
[4]	Wells Fargo Commercial Mortgage Trust Class B Series 2014-LC16	4.322%	8/15/50	2,400	2,412
[4]	Wells Fargo Commercial Mortgage Trust Class C Series 2014-LC16	4.458%	8/15/50	1,450	1,349
[4,7]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-C30	4.498%	9/15/58	2,740	2,737
[4,7]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-LC22	4.537%	9/15/58	5,225	5,293
[4,7]	Wells Fargo Commercial Mortgage Trust Class C Series 2018-C43	4.514%	3/15/51	12,380	13,128
[4,8]	Wendy's Funding LLC Class A21 Series 2018-1A	3.573%	3/15/48	3,104	3,191
[4,7,8]	WFLD Mortgage Trust Class A Series 2014-MONT	3.755%	8/10/31	4,640	4,716
[4]	WFRBS Commercial Mortgage Trust Class A2 Series 2012-C7	3.431%	6/15/45	6,130	6,301
[4]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C10	2.875%	12/15/45	5,280	5,472
[4]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C8	3.001%	8/15/45	3,789	3,903
[4]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C9	2.870%	11/15/45	9,924	10,248
[4,8]	WFRBS Commercial Mortgage Trust Class A4 Series 2011-C3	4.375%	3/15/44	2,433	2,441
[4,7]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C15	4.153%	8/15/46	6,044	6,530
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	1,557	1,666
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-LC14	3.766%	3/15/47	884	954
[4,7]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C18	4.162%	12/15/46	7,778	8,515
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C19	4.101%	3/15/47	10,595	11,629
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C20	3.995%	5/15/47	8,175	8,991
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C21	3.678%	8/15/47	13,286	14,525
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C23	3.917%	10/15/57	4,167	4,609
[4,7]	WFRBS Commercial Mortgage Trust Class AS Series 2012-C7	4.090%	6/15/45	4,170	4,196
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2012-C9	3.388%	11/15/45	2,870	2,980
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	2,220	2,329
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C21	3.891%	8/15/47	700	751
[4,7]	WFRBS Commercial Mortgage Trust Class B Series 2013-C18	4.862%	12/15/46	1,085	1,156
[4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C20	4.378%	5/15/47	2,410	2,330
[4,7]	WFRBS Commercial Mortgage Trust Class C Series 2014-C20	4.513%	5/15/47	1,410	1,289
[4]	World Omni Auto Receivables Trust Class A4 Series 2018-D	3.440%	12/16/24	1,770	1,865
[4]	World Omni Auto Receivables Trust Class A4 Series 2019-A	3.220%	6/16/25	3,060	3,224
[4]	World Omni Auto Receivables Trust Class B Series 2018-A	2.890%	4/15/25	3,820	3,923
[4]	World Omni Auto Receivables Trust Class B Series 2019-B	2.860%	6/16/25	2,510	2,618
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,466,500)					2,588,711
54

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Corporate Bonds (75.4%)
Communications (5.0%)
	Activision Blizzard Inc.	1.350%	9/15/30	12,392	11,893
[9]	AT&T Inc.	2.400%	3/15/24	1,320	1,712
	AT&T Inc.	2.300%	6/1/27	58,266	61,316
	AT&T Inc.	1.650%	2/1/28	29,300	29,476
	AT&T Inc.	4.350%	3/1/29	22,883	26,804
	AT&T Inc.	4.300%	2/15/30	33,644	39,298
	AT&T Inc.	2.750%	6/1/31	7,000	7,315
	AT&T Inc.	2.250%	2/1/32	12,000	11,831
[8]	AT&T Inc.	2.550%	12/1/33	10,968	10,899
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	14,313	16,490
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	13,000	14,431
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.200%	3/15/28	5,900	6,697
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	13,053	15,570
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	12,000	12,339
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	2,000	1,968
	Comcast Corp.	3.375%	8/15/25	36,419	40,442
	Comcast Corp.	3.950%	10/15/25	24,426	27,824
	Comcast Corp.	3.150%	3/1/26	54,105	59,874
	Comcast Corp.	2.350%	1/15/27	53,381	57,126
	Comcast Corp.	3.300%	2/1/27	2,000	2,239
	Comcast Corp.	3.300%	4/1/27	15,000	16,845
	Comcast Corp.	3.150%	2/15/28	35,747	39,642
	Comcast Corp.	3.550%	5/1/28	15,000	17,046
	Comcast Corp.	4.150%	10/15/28	81,690	96,596
	Comcast Corp.	2.650%	2/1/30	12,290	13,137
	Comcast Corp.	3.400%	4/1/30	37,386	42,273
	Comcast Corp.	4.250%	10/15/30	3,753	4,506
	Comcast Corp.	1.500%	2/15/31	2,000	1,942
	Comcast Corp.	2.450%	8/15/52	2,000	1,835
[8]	CSC Holdings LLC	5.375%	2/1/28	1,980	2,104
[8]	CSC Holdings LLC	6.500%	2/1/29	5,790	6,441
[8]	CSC Holdings LLC	5.750%	1/15/30	3,725	4,014
[8]	CSC Holdings LLC	4.625%	12/1/30	2,678	2,732
[8]	Deutsche Telekom International Finance BV	4.375%	6/21/28	9,350	11,101
	Discovery Communications LLC	3.450%	3/15/25	1,168	1,277
	Discovery Communications LLC	3.950%	6/15/25	3,715	4,154
	Discovery Communications LLC	4.900%	3/11/26	29,563	34,607
	Discovery Communications LLC	3.950%	3/20/28	24,000	27,285
	Discovery Communications LLC	4.125%	5/15/29	5,931	6,870
	Discovery Communications LLC	3.625%	5/15/30	18,835	21,193
[8]	Discovery Communications LLC	4.000%	9/15/55	10,000	10,730
	Expedia Group Inc.	5.000%	2/15/26	7,000	7,827
[8]	Expedia Group Inc.	4.625%	8/1/27	5,210	5,775
	Fox Corp.	4.709%	1/25/29	57,074	68,440
	Fox Corp.	3.500%	4/8/30	13,000	14,620
[8]	Frontier Communications Corp.	5.875%	10/15/27	805	865
[8]	Frontier Communications Corp.	5.000%	5/1/28	3,840	3,965
[8]	Frontier Communications Corp.	6.750%	5/1/29	1,330	1,403
	Lamar Media Corp.	5.750%	2/1/26	935	962
	Lamar Media Corp.	3.750%	2/15/28	1,400	1,418
	Lamar Media Corp.	4.875%	1/15/29	703	742
	Lamar Media Corp.	4.000%	2/15/30	1,532	1,568
[8]	Lamar Media Corp.	3.625%	1/15/31	1,650	1,660
55

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[8]	Level 3 Financing Inc.	4.625%	9/15/27	6,088	6,339
[8]	Level 3 Financing Inc.	4.250%	7/1/28	1,645	1,686
[8]	Level 3 Financing Inc.	3.625%	1/15/29	1,920	1,920
[8]	Netflix Inc.	3.625%	6/15/25	4,810	5,207
[8]	Nexstar Broadcasting Inc.	5.625%	7/15/27	4,105	4,356
[8]	Nexstar Broadcasting Inc.	4.750%	11/1/28	2,340	2,410
[9]	Orange SA	3.125%	1/9/24	2,000	2,661
[8]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.250%	1/15/29	780	772
[8]	QualityTech LP / QTS Finance Corp.	3.875%	10/1/28	1,325	1,347
	Qwest Corp.	7.250%	9/15/25	4,554	5,487
[8]	Scripps Escrow II Inc.	3.875%	1/15/29	750	750
[8]	Scripps Escrow II Inc.	5.375%	1/15/31	3,315	3,356
[8]	Sinclair Television Group Inc.	4.125%	12/1/30	4,185	4,164
[8]	Sirius XM Radio Inc.	4.625%	7/15/24	2,100	2,169
[8]	Sirius XM Radio Inc.	5.000%	8/1/27	1,810	1,901
	Sprint Corp.	7.125%	6/15/24	5,555	6,472
	Sprint Corp.	7.625%	3/1/26	1,085	1,337
[8]	Tegna Inc.	4.750%	3/15/26	2,040	2,165
	Telefonica Emisiones SA	4.103%	3/8/27	11,720	13,537
	T-Mobile USA Inc.	4.500%	2/1/26	4,320	4,419
[8]	T-Mobile USA Inc.	1.500%	2/15/26	31,419	31,898
	T-Mobile USA Inc.	2.250%	2/15/26	3,885	3,922
[8]	T-Mobile USA Inc.	3.750%	4/15/27	104,017	117,027
[8]	T-Mobile USA Inc.	3.875%	4/15/30	110,135	123,968
	T-Mobile USA Inc.	2.875%	2/15/31	827	833
[8]	T-Mobile USA Inc.	2.250%	11/15/31	2,000	2,000
[8]	T-Mobile USA Inc.	4.500%	4/15/50	2,000	2,355
[8]	Twitter Inc.	3.875%	12/15/27	4,216	4,422
[8]	Urban One Inc.	7.375%	2/1/28	1,650	1,675
[10]	Verizon Communications Inc.	4.050%	2/17/25	15,310	13,206
	Verizon Communications Inc.	4.125%	3/16/27	44,892	52,647
	Verizon Communications Inc.	3.000%	3/22/27	56,875	62,590
[10]	Verizon Communications Inc.	4.500%	8/17/27	8,500	7,738
	Verizon Communications Inc.	4.329%	9/21/28	40,128	47,748
	Verizon Communications Inc.	4.016%	12/3/29	10,000	11,666
	Verizon Communications Inc.	3.150%	3/22/30	20,200	22,150
	Verizon Communications Inc.	1.500%	9/18/30	2,000	1,935
	Verizon Communications Inc.	1.750%	1/20/31	20,000	19,666
	ViacomCBS Inc.	4.750%	5/15/25	26,247	30,263
	ViacomCBS Inc.	3.700%	6/1/28	4,000	4,537
	ViacomCBS Inc.	4.950%	1/15/31	24,435	30,164
[8]	Virgin Media Finance plc	5.000%	7/15/30	900	920
[8]	Virgin Media Vendor Financing Notes IV DAC	5.000%	7/15/28	2,085	2,179
[8]	Vmed O2 UK Financing I plc	4.250%	1/31/31	1,890	1,885
	Vodafone Group plc	4.125%	5/30/25	11,300	12,820
	Vodafone Group plc	4.375%	5/30/28	39,173	46,556
	Vodafone Group plc	4.875%	6/19/49	3,000	3,843
	Walt Disney Co.	1.750%	1/13/26	52,590	54,727
	Walt Disney Co.	3.375%	11/15/26	44,928	50,501
	Walt Disney Co.	3.700%	3/23/27	11,162	12,821
	Walt Disney Co.	2.200%	1/13/28	5,160	5,454
	Walt Disney Co.	2.000%	9/1/29	44,664	45,809
	Walt Disney Co.	3.600%	1/13/51	2,000	2,279
[8]	WMG Acquisition Corp.	3.000%	2/15/31	1,490	1,449
[9]	WPP Finance SA	2.375%	5/19/27	7,200	9,826
[11]	WPP Finance SA	3.750%	5/19/32	1,850	2,944
[8]	Zayo Group Holdings Inc.	4.000%	3/1/27	2,710	2,710
[8]	Zayo Group Holdings Inc.	6.125%	3/1/28	1,665	1,732
					1,854,439
Consumer Discretionary (4.3%)
[8]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	4,661	4,743
56

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[8]	1011778 BC ULC / New Red Finance Inc.	3.500%	2/15/29	945	940
[8]	1011778 BC ULC / New Red Finance Inc.	4.000%	10/15/30	2,520	2,507
	Amazon.com Inc.	3.150%	8/22/27	34,515	38,998
	Amazon.com Inc.	1.500%	6/3/30	2,000	1,989
	Amazon.com Inc.	2.500%	6/3/50	2,000	1,967
[8]	American Builders & Contractors Supply Co. Inc.	5.875%	5/15/26	477	494
[8]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	2,600	2,684
	American Honda Finance Corp.	2.900%	2/16/24	7,500	8,023
	American Honda Finance Corp.	1.200%	7/8/25	29,536	29,983
	American Honda Finance Corp.	1.800%	1/13/31	20,000	19,966
	Asbury Automotive Group Inc.	4.500%	3/1/28	2,684	2,775
	Asbury Automotive Group Inc.	4.750%	3/1/30	3,912	4,147
	AutoZone Inc.	3.750%	6/1/27	16,000	18,208
	AutoZone Inc.	3.750%	4/18/29	6,000	6,841
	AutoZone Inc.	4.000%	4/15/30	21,000	24,452
	AutoZone Inc.	1.650%	1/15/31	53,522	52,296
	Best Buy Co. Inc.	4.450%	10/1/28	14,000	16,592
	Best Buy Co. Inc.	1.950%	10/1/30	20,000	19,762
	BorgWarner Inc.	2.650%	7/1/27	89,026	95,858
[8]	Burlington Coat Factory Warehouse Corp.	6.250%	4/15/25	2,116	2,269
[8]	Caesars Entertainment Inc.	8.125%	7/1/27	2,168	2,374
[8]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	329	345
[8]	Carnival Corp.	11.500%	4/1/23	2,767	3,141
[8]	Carnival Corp.	7.625%	3/1/26	1,256	1,331
[8]	Churchill Downs Inc.	5.500%	4/1/27	2,240	2,346
[8]	Churchill Downs Inc.	4.750%	1/15/28	5,339	5,546
[8]	Clarios Global LP	6.750%	5/15/25	650	691
[8]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	5,830	6,173
	eBay Inc.	2.700%	3/11/30	19,800	20,947
	eBay Inc.	4.000%	7/15/42	4,000	4,495
[8]	ERAC USA Finance LLC	3.800%	11/1/25	9,000	10,077
[9]	FCE Bank plc	1.660%	2/11/21	7,200	8,733
	Ford Motor Co.	8.500%	4/21/23	1,135	1,271
	Ford Motor Credit Co. LLC	3.087%	1/9/23	760	771
	Ford Motor Credit Co. LLC	4.134%	8/4/25	645	677
	Ford Motor Credit Co. LLC	3.375%	11/13/25	9,560	9,691
	Ford Motor Credit Co. LLC	4.125%	8/17/27	3,260	3,431
	Ford Motor Credit Co. LLC	3.815%	11/2/27	1,020	1,047
	General Motors Co.	6.125%	10/1/25	15,000	18,076
	General Motors Co.	4.200%	10/1/27	25,000	28,398
	General Motors Co.	6.800%	10/1/27	5,000	6,425
	General Motors Co.	5.000%	10/1/28	15,000	17,631
	General Motors Financial Co. Inc.	4.000%	1/15/25	5,000	5,506
	General Motors Financial Co. Inc.	2.900%	2/26/25	32,593	34,724
	General Motors Financial Co. Inc.	4.350%	4/9/25	25,537	28,544
	General Motors Financial Co. Inc.	2.750%	6/20/25	6,000	6,352
	General Motors Financial Co. Inc.	4.300%	7/13/25	25,123	28,157
	General Motors Financial Co. Inc.	1.250%	1/8/26	30,000	29,881
	General Motors Financial Co. Inc.	4.000%	10/6/26	10,000	11,272
	General Motors Financial Co. Inc.	4.350%	1/17/27	17,000	19,445
	General Motors Financial Co. Inc.	2.700%	8/20/27	2,000	2,111
	General Motors Financial Co. Inc.	3.600%	6/21/30	2,000	2,209
	Goodyear Tire & Rubber Co.	9.500%	5/31/25	1,181	1,320
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	4,232	4,306
	Harley-Davidson Inc.	3.500%	7/28/25	17,000	18,511
[8]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	6,145	6,475
[8]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	942	1,015
[8]	Hilton Domestic Operating Co. Inc.	4.000%	5/1/31	4,190	4,300
	Home Depot Inc.	2.500%	4/15/27	21,800	23,704
	Home Depot Inc.	2.800%	9/14/27	12,042	13,346
	Home Depot Inc.	3.900%	12/6/28	30,033	35,504
57

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Home Depot Inc.	2.950%	6/15/29	83,145	92,404
	Home Depot Inc.	2.700%	4/15/30	2,000	2,178
	Home Depot Inc.	3.350%	4/15/50	2,000	2,236
[8]	International Game Technology plc	6.250%	1/15/27	385	440
[8]	International Game Technology plc	5.250%	1/15/29	1,360	1,450
[8]	Ken Garff Automotive LLC	4.875%	9/15/28	1,510	1,552
[8]	L Brands Inc.	6.875%	7/1/25	575	625
	Lennar Corp.	5.250%	6/1/26	1,702	2,010
	Lennar Corp.	4.750%	11/29/27	7,145	8,459
[8]	Lithia Motors Inc.	4.625%	12/15/27	1,540	1,629
[8]	Lithia Motors Inc.	4.375%	1/15/31	845	894
[8]	Live Nation Entertainment Inc.	5.625%	3/15/26	545	560
[8]	Live Nation Entertainment Inc.	6.500%	5/15/27	975	1,082
[8]	Live Nation Entertainment Inc.	4.750%	10/15/27	1,615	1,621
[8]	Live Nation Entertainment Inc.	3.750%	1/15/28	1,975	1,992
	Lowe's Cos. Inc.	2.500%	4/15/26	5,067	5,454
	Lowe's Cos. Inc.	3.100%	5/3/27	12,000	13,382
	Lowe's Cos. Inc.	1.300%	4/15/28	28,730	28,495
	Lowe's Cos. Inc.	1.700%	10/15/30	28,460	27,990
	Lowe's Cos. Inc.	5.125%	4/15/50	2,000	2,833
	Magna International Inc.	2.450%	6/15/30	35,820	37,650
	Marriott International Inc.	5.750%	5/1/25	8,000	9,280
	Marriott International Inc.	4.625%	6/15/30	6,360	7,266
	Masco Corp.	2.000%	10/1/30	10,000	10,068
	McDonald's Corp.	3.700%	1/30/26	7,400	8,372
	McDonald's Corp.	3.500%	3/1/27	7,559	8,599
	McDonald's Corp.	3.500%	7/1/27	13,000	14,755
	McDonald's Corp.	2.625%	9/1/29	22,939	24,591
	McDonald's Corp.	3.600%	7/1/30	21,000	24,039
	McDonald's Corp.	4.200%	4/1/50	2,000	2,460
[8]	Nissan Motor Co. Ltd.	3.522%	9/17/25	12,000	12,795
[9]	Nissan Motor Co. Ltd.	2.652%	3/17/26	6,000	7,763
[8]	Nissan Motor Co. Ltd.	4.345%	9/17/27	72,000	79,269
	O'Reilly Automotive Inc.	3.600%	9/1/27	9,000	10,208
	O'Reilly Automotive Inc.	3.900%	6/1/29	12,000	13,892
	O'Reilly Automotive Inc.	1.750%	3/15/31	10,000	9,845
[8]	Park River Holdings Inc.	5.625%	2/1/29	2,470	2,451
[6,8]	Petsmart Inc.	4.750%	2/15/28	890	890
[6,8]	Petsmart Inc.	7.750%	2/15/29	1,228	1,228
	PulteGroup Inc.	5.500%	3/1/26	4,850	5,784
	PulteGroup Inc.	5.000%	1/15/27	1,485	1,763
	Ralph Lauren Corp.	2.950%	6/15/30	12,110	12,949
	Ross Stores Inc.	1.875%	4/15/31	20,000	19,812
[8]	Royal Caribbean Cruises Ltd.	10.875%	6/1/23	325	365
[8]	Royal Caribbean Cruises Ltd.	9.125%	6/15/23	325	352
[8]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	655	752
	Starbucks Corp.	2.000%	3/12/27	5,200	5,474
	Starbucks Corp.	3.500%	3/1/28	5,620	6,339
	Starbucks Corp.	3.550%	8/15/29	2,000	2,280
	Starbucks Corp.	2.250%	3/12/30	10,000	10,371
	Starbucks Corp.	4.500%	11/15/48	5,000	6,323
	TJX Cos. Inc.	2.250%	9/15/26	28,214	30,298
	TJX Cos. Inc.	3.750%	4/15/27	2,000	2,308
	TJX Cos. Inc.	3.875%	4/15/30	25,436	29,881
	Toyota Motor Credit Corp.	3.200%	1/11/27	2,000	2,244
	Toyota Motor Credit Corp.	1.150%	8/13/27	20,000	19,969
	Toyota Motor Credit Corp.	3.650%	1/8/29	33,466	38,799
	Toyota Motor Credit Corp.	3.375%	4/1/30	25,000	28,699
	Toyota Motor Credit Corp.	1.650%	1/10/31	25,000	24,868
	Tractor Supply Co.	1.750%	11/1/30	10,000	9,862
	Tri Pointe Homes Inc.	5.700%	6/15/28	3,290	3,705
58

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[8]	Vail Resorts Inc.	6.250%	5/15/25	4,783	5,070
[9]	Volkswagen Financial Services AG	2.250%	10/16/26	9,350	12,539
[8]	Volkswagen Group of America Finance LLC	1.250%	11/24/25	30,000	30,171
[8]	Volkswagen Group of America Finance LLC	3.200%	9/26/26	5,000	5,518
[8]	Volkswagen Group of America Finance LLC	1.625%	11/24/27	19,700	19,813
[8]	White Cap Buyer LLC	6.875%	10/15/28	800	828
[8]	William Carter Co.	5.500%	5/15/25	2,649	2,815
[8]	Williams Scotsman International Inc.	4.625%	8/15/28	1,379	1,424
[8]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	2,141	2,178
					1,612,053
Consumer Staples (5.7%)
[6,8]	7-Eleven Inc.	0.950%	2/10/26	8,600	8,608
[6,8]	7-Eleven Inc.	1.300%	2/10/28	27,000	26,914
[6,8]	7-Eleven Inc.	1.800%	2/10/31	38,300	37,998
[8]	Alimentation Couche-Tard Inc.	3.550%	7/26/27	46,114	51,648
	Altria Group Inc.	2.350%	5/6/25	13,907	14,687
	Altria Group Inc.	4.400%	2/14/26	21,166	24,376
	Altria Group Inc.	2.625%	9/16/26	11,076	11,911
	Altria Group Inc.	4.800%	2/14/29	54,462	64,700
	Altria Group Inc.	3.400%	5/6/30	5,000	5,464
	Altria Group Inc.	4.250%	8/9/42	5,000	5,469
	Altria Group Inc.	4.450%	5/6/50	2,000	2,284
	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	29,669	33,276
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	29,921	33,550
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	77,639	90,008
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	31,000	37,593
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	20,000	22,782
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	3,000	3,575
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	2,000	2,426
	BAT Capital Corp.	3.215%	9/6/26	43,800	47,814
	BAT Capital Corp.	4.700%	4/2/27	62,771	73,372
	BAT Capital Corp.	3.557%	8/15/27	48,000	53,181
	BAT Capital Corp.	2.259%	3/25/28	39,000	39,754
	BAT Capital Corp.	2.726%	3/25/31	2,000	2,031
	BAT Capital Corp.	3.984%	9/25/50	2,000	1,995
	BAT International Finance plc	1.668%	3/25/26	16,500	16,779
	Bunge Ltd. Finance Corp. Co.	1.630%	8/17/25	3,470	3,553
	Campbell Soup Co.	4.150%	3/15/28	4,000	4,673
	Clorox Co.	1.800%	5/15/30	15,000	15,178
[9]	Coca-Cola Co.	1.875%	9/22/26	1,500	2,023
	Coca-Cola Co.	1.000%	3/15/28	13,850	13,636
	Coca-Cola Co.	1.650%	6/1/30	10,000	9,987
	Coca-Cola Co.	2.500%	3/15/51	2,000	1,925
	Conagra Brands Inc.	1.375%	11/1/27	10,000	9,971
	Constellation Brands Inc.	4.750%	12/1/25	4,215	4,961
	Constellation Brands Inc.	3.500%	5/9/27	19,885	22,481
	Constellation Brands Inc.	3.600%	2/15/28	12,590	14,262
	Constellation Brands Inc.	4.650%	11/15/28	34,615	41,617
	Constellation Brands Inc.	3.150%	8/1/29	20,034	21,929
	Constellation Brands Inc.	2.875%	5/1/30	7,220	7,739
	Costco Wholesale Corp.	1.600%	4/20/30	24,000	24,153
[9]	Danone SA	1.208%	11/3/28	1,300	1,728
	Diageo Capital plc	3.875%	5/18/28	8,000	9,327
	Diageo Capital plc	2.375%	10/24/29	19,465	20,651
	Diageo Capital plc	2.000%	4/29/30	11,765	12,036
	Dollar General Corp.	4.125%	5/1/28	4,650	5,425
	Dollar General Corp.	3.500%	4/3/30	29,752	33,648
	Estee Lauder Cos. Inc.	2.375%	12/1/29	5,250	5,591
[9]	General Mills Inc.	0.450%	1/15/26	1,800	2,232
	General Mills Inc.	4.200%	4/17/28	21,570	25,457
	General Mills Inc.	2.875%	4/15/30	37,085	40,293
59

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Grupo Bimbo SAB de CV	4.500%	1/25/22	4,060	4,213
	Hershey Co.	1.700%	6/1/30	5,000	5,044
	Hormel Foods Corp.	1.800%	6/11/30	34,710	35,134
[9]	Imperial Brands Finance plc	3.375%	2/26/26	600	832
	JM Smucker Co.	3.375%	12/15/27	32,727	36,816
	JM Smucker Co.	2.375%	3/15/30	5,225	5,472
	Kellogg Co.	4.300%	5/15/28	16,000	18,954
	Kellogg Co.	2.100%	6/1/30	18,735	19,377
	Keurig Dr Pepper Inc.	4.417%	5/25/25	15,000	17,195
	Keurig Dr Pepper Inc.	2.550%	9/15/26	2,000	2,174
	Keurig Dr Pepper Inc.	3.430%	6/15/27	7,800	8,805
	Keurig Dr Pepper Inc.	4.597%	5/25/28	50,809	61,307
	Kimberly-Clark Corp.	3.100%	3/26/30	22,768	25,661
	Kraft Heinz Foods Co.	3.875%	5/15/27	2,590	2,819
	Kroger Co.	3.500%	2/1/26	27,470	30,692
	Kroger Co.	3.700%	8/1/27	22,225	25,585
	Kroger Co.	4.500%	1/15/29	4,000	4,840
	Kroger Co.	2.200%	5/1/30	48,600	50,302
	Kroger Co.	4.450%	2/1/47	4,850	5,969
[8]	Lamb Weston Holdings Inc.	4.625%	11/1/24	1,310	1,359
[8]	Lamb Weston Holdings Inc.	4.875%	11/1/26	2,178	2,262
[8]	Lamb Weston Holdings Inc.	4.875%	5/15/28	1,455	1,611
[8]	Mars Inc.	1.625%	7/16/32	13,500	13,213
	McCormick & Co. Inc.	3.400%	8/15/27	19,985	22,572
	McCormick & Co. Inc.	2.500%	4/15/30	11,740	12,411
	Mead Johnson Nutrition Co.	4.125%	11/15/25	5,000	5,727
	Mondelez International Inc.	1.500%	5/4/25	18,695	19,320
	Mondelez International Inc.	4.125%	5/7/28	2,000	2,355
	Mondelez International Inc.	2.750%	4/13/30	39,013	42,109
	Mondelez International Inc.	1.500%	2/4/31	13,643	13,192
	Mondelez International Inc.	1.875%	10/15/32	1,738	1,726
[9]	Nestle Finance International Ltd.	0.125%	11/12/27	2,000	2,457
[8]	Nestle Holdings Inc.	1.000%	9/15/27	9,665	9,640
[8]	Nestle Holdings Inc.	3.625%	9/24/28	11,819	13,681
	PepsiCo Inc.	3.000%	10/15/27	4,500	5,026
[9]	PepsiCo Inc.	0.500%	5/6/28	1,100	1,378
	PepsiCo Inc.	2.750%	3/19/30	27,317	29,747
	PepsiCo Inc.	1.625%	5/1/30	18,355	18,384
	PepsiCo Inc.	3.625%	3/19/50	2,000	2,375
[8]	Performance Food Group Inc.	5.500%	6/1/24	1,645	1,653
[8]	Performance Food Group Inc.	6.875%	5/1/25	765	822
[8]	Performance Food Group Inc.	5.500%	10/15/27	5,310	5,589
	Philip Morris International Inc.	2.750%	2/25/26	16,057	17,431
	Philip Morris International Inc.	0.875%	5/1/26	15,000	14,945
	Philip Morris International Inc.	3.125%	8/17/27	10,000	11,103
	Philip Morris International Inc.	3.125%	3/2/28	20,382	22,722
	Philip Morris International Inc.	3.375%	8/15/29	25,460	28,601
	Philip Morris International Inc.	2.100%	5/1/30	19,800	20,201
	Philip Morris International Inc.	1.750%	11/1/30	15,000	14,801
	Philip Morris International Inc.	4.250%	11/10/44	4,000	4,779
[8]	Post Holdings Inc.	5.750%	3/1/27	1,780	1,869
[8]	Post Holdings Inc.	4.625%	4/15/30	1,917	1,996
[9]	Procter & Gamble Co.	1.200%	10/30/28	1,200	1,591
[8]	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	27,571	30,622
	Reynolds American Inc.	4.450%	6/12/25	35,809	40,504
	Sysco Corp.	5.650%	4/1/25	3,300	3,908
	Sysco Corp.	2.400%	2/15/30	4,000	4,110
	Target Corp.	3.375%	4/15/29	19,036	21,862
	Target Corp.	2.350%	2/15/30	10,000	10,703
	Tyson Foods Inc.	4.000%	3/1/26	48,003	54,772
	Tyson Foods Inc.	3.550%	6/2/27	14,400	16,368
60

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Tyson Foods Inc.	4.350%	3/1/29	34,983	41,767
	Unilever Capital Corp.	2.900%	5/5/27	7,000	7,743
	Unilever Capital Corp.	2.125%	9/6/29	33,983	35,806
[9]	Unilever Finance Netherlands BV	1.000%	2/14/27	4,170	5,385
[8]	United Natural Foods Inc.	6.750%	10/15/28	3,636	3,841
[8]	US Foods Inc.	4.750%	2/15/29	1,645	1,657
	Walmart Inc.	3.700%	6/26/28	42,669	49,648
	Walmart Inc.	3.250%	7/8/29	9,929	11,337
					2,136,543
Energy (7.0%)
[8]	Antero Resources Corp.	7.625%	2/1/29	1,650	1,683
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	29,752	33,328
	BP Capital Markets America Inc.	3.796%	9/21/25	41,635	46,862
	BP Capital Markets America Inc.	3.410%	2/11/26	53,200	59,206
	BP Capital Markets America Inc.	3.119%	5/4/26	65,745	72,308
	BP Capital Markets America Inc.	3.017%	1/16/27	29,711	32,726
	BP Capital Markets America Inc.	3.588%	4/14/27	2,000	2,265
	BP Capital Markets America Inc.	3.937%	9/21/28	8,690	10,074
	BP Capital Markets America Inc.	4.234%	11/6/28	16,467	19,435
	BP Capital Markets America Inc.	1.749%	8/10/30	30,390	29,889
	BP Capital Markets America Inc.	2.772%	11/10/50	2,000	1,859
	BP Capital Markets America Inc.	2.939%	6/4/51	6,000	5,793
	BP Capital Markets plc	3.279%	9/19/27	57,280	64,238
	BP Capital Markets plc	3.723%	11/28/28	18,250	20,897
	Canadian Natural Resources Ltd.	3.800%	4/15/24	9,250	10,002
	Canadian Natural Resources Ltd.	3.850%	6/1/27	16,760	18,897
	Cenovus Energy Inc.	5.375%	7/15/25	3,685	4,141
	Cenovus Energy Inc.	4.250%	4/15/27	1,016	1,115
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	68,904	79,756
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	33,375	39,549
[8]	Cheniere Energy Inc.	4.625%	10/15/28	2,645	2,767
	Chevron Corp.	1.995%	5/11/27	25,190	26,384
	Chevron Corp.	2.236%	5/11/30	10,000	10,433
	Chevron USA Inc.	1.018%	8/12/27	25,480	25,246
	Chevron USA Inc.	3.850%	1/15/28	6,735	7,797
	Chevron USA Inc.	2.343%	8/12/50	2,000	1,811
	Cimarex Energy Co.	3.900%	5/15/27	9,460	10,524
	Cimarex Energy Co.	4.375%	3/15/29	4,505	5,074
[8]	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	1,052
[8]	CNX Resources Corp.	6.000%	1/15/29	3,325	3,441
	Concho Resources Inc.	3.750%	10/1/27	8,990	10,136
	Concho Resources Inc.	4.300%	8/15/28	8,500	9,966
	Concho Resources Inc.	2.400%	2/15/31	6,590	6,810
	ConocoPhillips Co.	6.950%	4/15/29	2,000	2,750
[8]	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.	6.000%	2/1/29	827	796
	DCP Midstream Operating LP	5.625%	7/15/27	988	1,074
	Devon Energy Corp.	5.850%	12/15/25	7,000	8,216
	Diamondback Energy Inc.	4.750%	5/31/25	3,435	3,885
	Diamondback Energy Inc.	3.250%	12/1/26	45,023	48,287
	Diamondback Energy Inc.	3.500%	12/1/29	3,295	3,497
[8]	Double Eagle III Midco 1 LLC / Double Eagle Finance Corp.	7.750%	12/15/25	3,310	3,426
	Ecopetrol SA	5.375%	6/26/26	6,972	7,922
	Empresa Nacional del Petroleo	4.375%	10/30/24	13,883	15,233
	Empresa Nacional del Petroleo	3.750%	8/5/26	2,257	2,466
	Empresa Nacional del Petroleo	5.250%	11/6/29	49,252	58,048
	Enbridge Inc.	4.250%	12/1/26	4,361	5,052
	Enbridge Inc.	3.700%	7/15/27	18,876	21,509
	Enbridge Inc.	3.125%	11/15/29	18,000	19,431
[8]	Endeavor Energy Resources LP / EER Finance Inc.	6.625%	7/15/25	658	699
[8]	Endeavor Energy Resources LP / EER Finance Inc.	5.750%	1/30/28	2,670	2,830
	Energy Transfer Operating LP	4.200%	4/15/27	16,115	17,787
61

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Energy Transfer Operating LP	5.500%	6/1/27	8,968	10,593
	Energy Transfer Operating LP	4.950%	6/15/28	5,645	6,435
	Energy Transfer Operating LP	5.250%	4/15/29	18,465	21,304
	Energy Transfer Operating LP	3.750%	5/15/30	7,097	7,461
[8]	EnLink Midstream LLC	5.625%	1/15/28	915	913
	Enterprise Products Operating LLC	3.950%	2/15/27	2,000	2,308
	Enterprise Products Operating LLC	4.150%	10/16/28	19,500	22,756
	Enterprise Products Operating LLC	3.125%	7/31/29	10,000	10,935
	Enterprise Products Operating LLC	4.850%	3/15/44	1,982	2,390
	Enterprise Products Operating LLC	4.900%	5/15/46	2,000	2,434
	Enterprise Products Operating LLC	4.250%	2/15/48	5,883	6,611
	Enterprise Products Operating LLC	3.700%	1/31/51	4,000	4,190
	Enterprise Products Operating LLC	3.200%	2/15/52	2,000	1,927
	EOG Resources Inc.	4.375%	4/15/30	11,710	13,897
[8]	EQM Midstream Partners LP	6.500%	7/1/27	2,604	2,799
[8]	EQM Midstream Partners LP	4.500%	1/15/29	1,363	1,315
	EQT Corp.	3.000%	10/1/22	436	440
	EQT Corp.	5.000%	1/15/29	2,625	2,848
	Equinor ASA	3.150%	1/23/22	3,000	3,085
	Equinor ASA	3.950%	5/15/43	3,191	3,754
	Exxon Mobil Corp.	2.709%	3/6/25	7,598	8,149
	Exxon Mobil Corp.	2.992%	3/19/25	23,665	25,684
	Exxon Mobil Corp.	3.043%	3/1/26	4,000	4,393
	Exxon Mobil Corp.	2.275%	8/16/26	64,462	68,762
	Exxon Mobil Corp.	3.482%	3/19/30	40,000	45,330
	Exxon Mobil Corp.	2.610%	10/15/30	65,145	69,290
[9]	Exxon Mobil Corp.	1.408%	6/26/39	5,700	7,185
	Exxon Mobil Corp.	3.095%	8/16/49	2,112	2,148
	Exxon Mobil Corp.	3.452%	4/15/51	2,000	2,153
	Gazprom PJSC Via Gaz Capital SA	6.510%	3/7/22	2,650	2,805
	Gazprom PJSC Via Gaz Capital SA	5.150%	2/11/26	11,778	13,402
[9]	Gazprom PJSC via Gaz Finance plc	2.950%	4/15/25	3,800	4,912
	Genesis Energy LP / Genesis Energy Finance Corp.	8.000%	1/15/27	832	790
[8]	Hilcorp Energy I LP / Hilcorp Finance Co.	5.750%	2/1/29	695	702
[8]	Hilcorp Energy I LP / Hilcorp Finance Co.	6.000%	2/1/31	827	839
	KazMunayGas National Co. JSC	4.750%	4/19/27	5,400	6,266
	KazMunayGas National Co. JSC	5.375%	4/24/30	3,000	3,683
[8]	KazMunayGas National Co. JSC	6.375%	10/24/48	5,400	7,452
	Kinder Morgan Inc.	4.300%	6/1/25	10,000	11,299
	Kinder Morgan Inc.	4.300%	3/1/28	36,386	42,125
	Kinder Morgan Inc.	2.000%	2/15/31	7,000	6,798
	Kinder Morgan Inc.	5.050%	2/15/46	1,951	2,310
	Kinder Morgan Inc.	3.250%	8/1/50	2,000	1,885
	Marathon Oil Corp.	3.850%	6/1/25	9,000	9,664
	Marathon Petroleum Corp.	4.700%	5/1/25	46,626	53,095
	Marathon Petroleum Corp.	5.125%	12/15/26	40,540	48,141
[8]	MEG Energy Corp.	6.500%	1/15/25	1,591	1,639
[6,8]	MEG Energy Corp.	5.875%	2/1/29	400	398
	MPLX LP	1.750%	3/1/26	10,000	10,188
	MPLX LP	4.125%	3/1/27	4,000	4,550
	MPLX LP	4.250%	12/1/27	13,500	15,474
	MPLX LP	4.000%	3/15/28	4,000	4,550
	MPLX LP	2.650%	8/15/30	36,000	36,810
[8]	Murphy Oil USA Inc.	3.750%	2/15/31	822	825
	Nustar Logistics LP	5.750%	10/1/25	635	673
	Nustar Logistics LP	6.375%	10/1/30	2,525	2,774
	Occidental Petroleum Corp.	3.500%	6/15/25	785	759
	Occidental Petroleum Corp.	5.500%	12/1/25	600	627
	Occidental Petroleum Corp.	5.550%	3/15/26	2,559	2,668
	Occidental Petroleum Corp.	3.400%	4/15/26	710	683
	Occidental Petroleum Corp.	3.200%	8/15/26	900	846
62

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Occidental Petroleum Corp.	3.000%	2/15/27	1,665	1,540
	Occidental Petroleum Corp.	6.625%	9/1/30	652	736
	Occidental Petroleum Corp.	6.125%	1/1/31	4,145	4,497
	ONEOK Inc.	2.200%	9/15/25	3,000	3,130
	ONEOK Inc.	5.850%	1/15/26	7,743	9,246
	ONEOK Inc.	4.350%	3/15/29	4,183	4,703
	ONEOK Inc.	3.400%	9/1/29	15,000	15,856
	ONEOK Inc.	3.100%	3/15/30	16,129	16,670
	Ovintiv Exploration Inc.	5.625%	7/1/24	9,340	10,111
[8]	Petronas Capital Ltd.	3.500%	4/21/30	6,029	6,790
	Petronas Capital Ltd.	3.500%	4/21/30	28,770	32,453
	Phillips 66	1.300%	2/15/26	20,000	20,229
	Phillips 66	3.900%	3/15/28	2,000	2,265
	Phillips 66 Partners LP	3.605%	2/15/25	7,605	8,247
	Pioneer Natural Resources Co.	1.125%	1/15/26	9,945	9,946
	Pioneer Natural Resources Co.	1.900%	8/15/30	27,300	26,578
	Pioneer Natural Resources Co.	2.150%	1/15/31	26,440	26,145
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	23,290	26,143
[8]	Range Resources Corp.	8.250%	1/15/29	827	867
[8]	Rattler Midstream LP	5.625%	7/15/25	775	810
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	49,786	60,179
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	13,997	16,464
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	60,665	68,812
[8]	Sabine Pass Liquefaction LLC	4.500%	5/15/30	9,148	10,646
[8]	Saudi Arabian Oil Co.	2.250%	11/24/30	9,370	9,393
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	5,195	5,301
	Shell International Finance BV	2.875%	5/10/26	52,795	57,844
	Shell International Finance BV	3.875%	11/13/28	8,365	9,752
	Shell International Finance BV	2.375%	11/7/29	117,219	123,319
	Shell International Finance BV	2.750%	4/6/30	5,033	5,432
	Shell International Finance BV	3.250%	4/6/50	2,000	2,128
	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	13,170	13,769
	Sinopec Group Overseas Development 2016 Ltd.	3.500%	5/3/26	5,000	5,506
[8]	Sinopec Group Overseas Development 2017 Ltd.	3.625%	4/12/27	12,500	13,891
	Sinopec Group Overseas Development 2017 Ltd.	3.625%	4/12/27	15,460	17,147
	Sinopec Group Overseas Development 2017 Ltd.	3.250%	9/13/27	51,371	56,044
[12]	Southern Gas Corridor CJSC	6.875%	3/24/26	10,873	13,088
	Southwestern Energy Co.	8.375%	9/15/28	1,684	1,798
	Spectra Energy Partners LP	3.375%	10/15/26	19,274	21,392
	Suncor Energy Inc.	3.100%	5/15/25	18,215	19,718
	Sunoco Logistics Partners Operations LP	5.950%	12/1/25	2,000	2,368
	Sunoco Logistics Partners Operations LP	3.900%	7/15/26	13,648	14,910
	Sunoco Logistics Partners Operations LP	4.000%	10/1/27	13,741	15,149
[8]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	7.500%	10/1/25	200	213
[8]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	6.000%	12/31/30	832	834
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	2,440	2,623
[6,8]	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.000%	1/15/32	795	787
	Total Capital International SA	3.455%	2/19/29	18,494	20,929
	Total Capital International SA	2.829%	1/10/30	14,445	15,649
	Total Capital SA	3.883%	10/11/28	18,600	21,762
	TransCanada PipeLines Ltd.	4.250%	5/15/28	34,345	40,057
	TransCanada PipeLines Ltd.	4.100%	4/15/30	10,000	11,594
	TransCanada PipeLines Ltd.	5.600%	3/31/34	2,000	2,521
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	730	834
	Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	14,065	15,412
	Valero Energy Corp.	2.850%	4/15/25	11,230	11,924
	Valero Energy Corp.	2.150%	9/15/27	13,825	13,932
	Valero Energy Corp.	4.350%	6/1/28	7,960	9,013
	Western Midstream Operating LP	5.050%	2/1/30	3,200	3,520
	Williams Cos. Inc.	3.900%	1/15/25	5,116	5,651
	Williams Cos. Inc.	3.750%	6/15/27	31,395	35,539
63

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Williams Cos. Inc.	5.100%	9/15/45	10,290	12,301
	WPX Energy Inc.	5.250%	10/15/27	5,215	5,502
	WPX Energy Inc.	5.875%	6/15/28	1,755	1,895
	WPX Energy Inc.	4.500%	1/15/30	14,423	15,252
					2,598,249
Financials (24.2%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	2,600	2,858
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.750%	1/30/26	20,000	19,627
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	13,495	14,468
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/15/27	19,000	21,558
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	3,856	4,132
	Affiliated Managers Group Inc.	3.300%	6/15/30	33,223	35,969
	Aflac Inc.	3.250%	3/17/25	5,995	6,594
	Aflac Inc.	3.600%	4/1/30	24,950	28,633
	Aflac Inc.	4.750%	1/15/49	1,069	1,422
	Air Lease Corp.	3.375%	7/1/25	6,960	7,481
	Air Lease Corp.	2.875%	1/15/26	19,845	20,886
	Air Lease Corp.	3.750%	6/1/26	5,000	5,486
	Air Lease Corp.	3.625%	4/1/27	2,000	2,176
	Air Lease Corp.	3.625%	12/1/27	2,427	2,642
	Air Lease Corp.	4.625%	10/1/28	3,955	4,521
	Air Lease Corp.	3.250%	10/1/29	2,000	2,092
	Air Lease Corp.	3.000%	2/1/30	24,670	25,140
	Air Lease Corp.	3.125%	12/1/30	4,690	4,768
	Aircastle Ltd.	4.250%	6/15/26	3,000	3,221
[8]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	4.250%	10/15/27	640	650
[8]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750%	10/15/27	225	237
[9]	Allianz Finance II BV	3.000%	3/13/28	1,900	2,824
	Allstate Corp.	1.450%	12/15/30	12,000	11,751
	Ally Financial Inc.	4.625%	3/30/25	3,914	4,442
	Ally Financial Inc.	5.800%	5/1/25	2,000	2,367
	American Express Co.	4.200%	11/6/25	16,815	19,374
	American Express Co.	3.125%	5/20/26	6,745	7,494
	American International Group Inc.	2.500%	6/30/25	14,355	15,283
	American International Group Inc.	3.900%	4/1/26	14,297	16,150
	American International Group Inc.	4.200%	4/1/28	5,000	5,838
	American International Group Inc.	3.400%	6/30/30	19,925	22,152
	American International Group Inc.	4.800%	7/10/45	1,339	1,702
	American International Group Inc.	4.375%	6/30/50	2,000	2,466
	Ameriprise Financial Inc.	2.875%	9/15/26	1,986	2,183
	Aon Corp.	2.800%	5/15/30	21,800	23,322
[9]	Argentum Netherlands BV for Zurich Insurance Co. Ltd.	2.750%	2/19/49	3,700	5,074
[9]	Athene Global Funding	1.125%	9/2/25	17,900	22,473
[8]	Athene Global Funding	2.450%	8/20/27	10,000	10,517
[11]	Athene Global Funding	1.750%	11/24/27	6,800	9,553
	Athene Holding Ltd.	4.125%	1/12/28	10,777	12,048
	Athene Holding Ltd.	3.500%	1/15/31	15,000	15,745
[8]	Australia & New Zealand Banking Group Ltd.	2.950%	7/22/30	31,510	33,238
[8]	Avolon Holdings Funding Ltd.	2.125%	2/21/26	15,750	15,438
[8]	Avolon Holdings Funding Ltd.	4.250%	4/15/26	10,810	11,665
[8]	Avolon Holdings Funding Ltd.	4.375%	5/1/26	640	692
[8]	Avolon Holdings Funding Ltd.	2.750%	2/21/28	20,000	19,546
	Banco Santander SA	2.746%	5/28/25	20,520	21,868
	Banco Santander SA	3.800%	2/23/28	30,200	33,975
	Banco Santander SA	4.379%	4/12/28	4,415	5,154
	Banco Santander SA	3.306%	6/27/29	39,700	44,006
	Banco Santander SA	3.490%	5/28/30	9,850	10,934
	Banco Santander SA	2.749%	12/3/30	27,270	27,646
	Bank of America Corp.	3.950%	4/21/25	9,000	10,033
	Bank of America Corp.	4.450%	3/3/26	8,750	10,062
[9]	Bank of America Corp.	0.808%	5/9/26	1,100	1,373
64

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Bank of America Corp.	1.319%	6/19/26	12,890	13,018
	Bank of America Corp.	4.250%	10/22/26	12,700	14,673
	Bank of America Corp.	1.197%	10/24/26	15,940	16,017
	Bank of America Corp.	3.559%	4/23/27	28,981	32,435
	Bank of America Corp.	3.248%	10/21/27	28,508	31,506
	Bank of America Corp.	4.183%	11/25/27	21,852	25,026
	Bank of America Corp.	3.824%	1/20/28	51,829	59,091
	Bank of America Corp.	3.705%	4/24/28	29,256	33,232
	Bank of America Corp.	3.593%	7/21/28	12,862	14,456
	Bank of America Corp.	3.419%	12/20/28	62,280	69,744
	Bank of America Corp.	3.970%	3/5/29	40,165	46,145
	Bank of America Corp.	4.271%	7/23/29	30,622	36,017
	Bank of America Corp.	3.974%	2/7/30	15,584	18,018
	Bank of America Corp.	3.194%	7/23/30	22,720	24,965
	Bank of America Corp.	2.884%	10/22/30	32,946	35,334
	Bank of America Corp.	2.496%	2/13/31	29,550	30,823
	Bank of America Corp.	2.592%	4/29/31	25,990	27,217
	Bank of America Corp.	1.898%	7/23/31	53,270	52,574
	Bank of America Corp.	1.922%	10/24/31	19,000	18,900
	Bank of America Corp.	4.330%	3/15/50	5,000	6,275
	Bank of America Corp.	2.831%	10/24/51	22,000	21,822
	Bank of Montreal	3.803%	12/15/32	2,000	2,277
	Bank of New York Mellon Corp.	2.800%	5/4/26	4,641	5,077
	Bank of New York Mellon Corp.	2.450%	8/17/26	10,000	10,817
	Bank of New York Mellon Corp.	3.250%	5/16/27	14,500	16,325
	Bank of New York Mellon Corp.	3.400%	1/29/28	11,250	12,772
	Bank of New York Mellon Corp.	3.442%	2/7/28	47,280	53,477
	Bank of New York Mellon Corp.	3.000%	10/30/28	7,000	7,731
	Bank of Nova Scotia	2.700%	8/3/26	32,211	35,182
[9]	Banque Federative du Credit Mutuel SA	1.250%	5/26/27	13,300	17,372
[9]	Banque Federative du Credit Mutuel SA	0.100%	10/8/27	9,100	11,104
	Barclays plc	4.375%	1/12/26	24,811	28,300
	Barclays plc	2.852%	5/7/26	49,586	52,924
	Barclays plc	5.200%	5/12/26	7,575	8,794
	Barclays plc	4.337%	1/10/28	17,500	20,034
	Barclays plc	4.836%	5/9/28	10,432	11,992
	Barclays plc	4.972%	5/16/29	18,452	21,907
	Barclays plc	5.088%	6/20/30	4,000	4,687
	Barclays plc	2.645%	6/24/31	16,405	16,963
	Barclays plc	3.564%	9/23/35	13,075	13,801
[8]	Belrose Funding Trust	2.330%	8/15/30	15,000	15,325
	Berkshire Hathaway Finance Corp.	2.500%	1/15/51	5,900	5,659
[9]	Berkshire Hathaway Inc.	0.500%	1/15/41	3,342	3,863
	BlackRock Inc.	3.250%	4/30/29	13,488	15,375
	BlackRock Inc.	2.400%	4/30/30	28,141	30,096
	BlackRock Inc.	1.900%	1/28/31	4,950	5,051
[9]	Blackstone Property Partners Europe Holdings Sarl	0.500%	9/12/23	18,700	22,927
[9]	Blackstone Property Partners Europe Holdings Sarl	2.200%	7/24/25	1,300	1,698
[9]	Blackstone Property Partners Europe Holdings Sarl	1.750%	3/12/29	5,100	6,528
[8]	BNP Paribas SA	2.219%	6/9/26	8,830	9,213
[8]	BNP Paribas SA	1.323%	1/13/27	33,990	34,138
[8]	BNP Paribas SA	3.500%	11/16/27	8,121	9,071
[9]	BNP Paribas SA	1.500%	5/25/28	2,880	3,854
[8]	BNP Paribas SA	3.052%	1/13/31	2,000	2,145
[8]	BNP Paribas SA	2.588%	8/12/35	35,220	35,021
[8]	BNP Paribas SA	2.824%	1/26/41	15,650	15,387
[8]	BPCE SA	1.000%	1/20/26	15,440	15,416
	BPCE SA	3.375%	12/2/26	10,000	11,221
[8]	BPCE SA	3.250%	1/11/28	19,800	21,724
[9]	BPCE SA	1.000%	10/5/28	1,300	1,689
[8]	BPCE SA	2.277%	1/20/32	8,030	8,071
65

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[7,10]	BPCE SA, 3M Australian Bank Bill Rate + 1.600%	1.619%	6/5/25	12,500	9,932
	Brighthouse Financial Inc.	5.625%	5/15/30	1,000	1,222
	Brookfield Finance Inc.	4.250%	6/2/26	2,901	3,347
	Brookfield Finance Inc.	3.900%	1/25/28	19,925	22,761
	Brookfield Finance Inc.	4.850%	3/29/29	17,444	21,041
	Brookfield Finance Inc.	4.350%	4/15/30	13,000	15,425
	Brown & Brown Inc.	2.375%	3/15/31	26,000	26,723
	Capital One Financial Corp.	3.750%	3/9/27	23,532	26,745
	Capital One Financial Corp.	3.650%	5/11/27	9,163	10,376
	Capital One Financial Corp.	3.800%	1/31/28	20,000	22,746
	Cboe Global Markets Inc.	1.625%	12/15/30	21,880	21,717
	Charles Schwab Corp.	3.850%	5/21/25	15,605	17,582
	Charles Schwab Corp.	3.200%	3/2/27	4,043	4,525
	Charles Schwab Corp.	3.200%	1/25/28	24,693	27,647
	Charles Schwab Corp.	4.000%	2/1/29	17,652	20,777
	Charles Schwab Corp.	3.250%	5/22/29	21,609	24,472
	Charles Schwab Corp.	4.625%	3/22/30	1,705	2,110
	Charles Schwab Corp.	1.650%	3/11/31	10,000	9,846
	Chubb INA Holdings Inc.	3.350%	5/3/26	33,414	37,370
	Chubb INA Holdings Inc.	1.375%	9/15/30	37,120	36,280
	CIT Group Inc.	5.250%	3/7/25	778	892
	Citigroup Inc.	3.875%	3/26/25	840	929
	Citigroup Inc.	4.600%	3/9/26	18,589	21,519
	Citigroup Inc.	3.106%	4/8/26	25,190	27,235
	Citigroup Inc.	3.400%	5/1/26	39,669	44,023
	Citigroup Inc.	3.200%	10/21/26	53,796	59,372
	Citigroup Inc.	4.300%	11/20/26	17,440	20,117
	Citigroup Inc.	4.450%	9/29/27	30,403	35,413
	Citigroup Inc.	3.887%	1/10/28	20,800	23,663
	Citigroup Inc.	3.668%	7/24/28	35,260	39,881
	Citigroup Inc.	4.125%	7/25/28	38,700	44,323
	Citigroup Inc.	3.520%	10/27/28	40,466	45,287
	Citigroup Inc.	4.075%	4/23/29	8,500	9,785
	Citigroup Inc.	3.980%	3/20/30	24,793	28,662
	Citigroup Inc.	2.976%	11/5/30	53,773	57,803
	Citigroup Inc.	2.666%	1/29/31	22,659	23,857
	Citigroup Inc.	4.412%	3/31/31	29,752	35,339
	Citigroup Inc.	2.572%	6/3/31	24,000	25,101
	Citigroup Inc.	4.650%	7/23/48	25,000	32,857
	Citizens Financial Group Inc.	2.500%	2/6/30	2,000	2,106
	Citizens Financial Group Inc.	3.250%	4/30/30	9,825	10,919
	CNA Financial Corp.	3.450%	8/15/27	12,300	13,911
	CNA Financial Corp.	2.050%	8/15/30	12,000	12,171
[8]	Commonwealth Bank of Australia	3.150%	9/19/27	26,712	29,932
	Cooperatieve Rabobank UA	3.750%	7/21/26	9,462	10,642
[8]	Cooperatieve Rabobank UA	1.004%	9/24/26	40,000	40,004
[8]	Credit Agricole SA	1.247%	1/26/27	13,890	13,887
[9]	Credit Agricole SA	1.375%	5/3/27	1,600	2,109
[8]	Credit Agricole SA	2.811%	1/11/41	6,775	6,682
	Credit Suisse AG	2.950%	4/9/25	28,100	30,580
[9]	Credit Suisse AG	1.500%	4/10/26	1,900	2,489
	Credit Suisse Group AG	3.750%	3/26/25	5,000	5,526
	Credit Suisse Group AG	4.550%	4/17/26	2,000	2,334
[8]	Credit Suisse Group AG	2.193%	6/5/26	6,900	7,173
[8]	Credit Suisse Group AG	1.305%	2/2/27	9,920	9,907
[8]	Credit Suisse Group AG	4.194%	4/1/31	2,000	2,315
	Deutsche Bank AG	2.129%	11/24/26	19,925	20,127
	Deutsche Bank AG	3.729%	1/14/32	15,000	15,071
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	8,605	9,033
[8,13]	Dexia Credit Local SA	2.375%	9/20/22	1,750	1,808
	Discover Bank	3.450%	7/27/26	6,325	7,031
66

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Discover Bank	4.650%	9/13/28	29,300	34,628
	Discover Bank	2.700%	2/6/30	5,788	6,129
	Discover Financial Services	4.500%	1/30/26	10,000	11,569
[8]	DNB Bank ASA	1.127%	9/16/26	30,000	30,250
[9]	DVB Bank SE	1.250%	6/16/23	3,600	4,467
	E*TRADE Financial Corp.	3.800%	8/24/27	3,003	3,429
[8]	Empower Finance 2020 LP	1.357%	9/17/27	10,500	10,567
[8]	Empower Finance 2020 LP	1.776%	3/17/31	5,330	5,333
	Enstar Group Ltd.	4.950%	6/1/29	20,380	23,466
[8]	Equitable Financial Life Global Funding	1.400%	8/27/27	3,495	3,498
	Equitable Holdings Inc.	4.350%	4/20/28	21,156	24,701
	Equitable Holdings Inc.	5.000%	4/20/48	7,720	9,861
	Fidelity National Financial Inc.	3.400%	6/15/30	2,000	2,180
	Fidelity National Financial Inc.	2.450%	3/15/31	5,000	5,048
	Fifth Third Bancorp	3.950%	3/14/28	2,000	2,341
	Fifth Third Bank NA	3.850%	3/15/26	2,000	2,262
	Fifth Third Bank NA	2.250%	2/1/27	21,686	23,143
[8]	Five Corners Funding Trust II	2.850%	5/15/30	15,000	16,275
	Franklin Resources Inc.	1.600%	10/30/30	15,000	14,692
	FS KKR Capital Corp.	3.400%	1/15/26	10,000	10,003
[8]	GA Global Funding Trust	1.625%	1/15/26	6,460	6,507
	GATX Corp.	4.000%	6/30/30	4,093	4,781
[8]	GE Capital Funding LLC	3.450%	5/15/25	5,000	5,485
[8]	GE Capital Funding LLC	4.400%	5/15/30	10,525	12,193
	Goldman Sachs Group Inc.	3.500%	4/1/25	18,340	20,175
	Goldman Sachs Group Inc.	3.750%	5/22/25	70,781	78,566
	Goldman Sachs Group Inc.	4.250%	10/21/25	16,595	18,831
	Goldman Sachs Group Inc.	3.750%	2/25/26	24,793	27,952
	Goldman Sachs Group Inc.	1.093%	12/9/26	27,445	27,513
	Goldman Sachs Group Inc.	3.850%	1/26/27	23,300	26,312
	Goldman Sachs Group Inc.	3.691%	6/5/28	42,207	47,779
	Goldman Sachs Group Inc.	3.814%	4/23/29	44,483	50,918
	Goldman Sachs Group Inc.	4.223%	5/1/29	22,365	26,219
	Goldman Sachs Group Inc.	2.600%	2/7/30	30,416	32,190
	Goldman Sachs Group Inc.	3.800%	3/15/30	2,000	2,310
	Goldman Sachs Group Inc.	1.992%	1/27/32	26,460	26,493
	Goldman Sachs Group Inc.	4.750%	10/21/45	5,000	6,680
[7,10]	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.550%	1.604%	5/2/24	30,700	24,036
	Hanover Insurance Group Inc.	2.500%	9/1/30	5,000	5,189
	HSBC Holdings plc	4.250%	8/18/25	3,045	3,430
	HSBC Holdings plc	4.300%	3/8/26	25,735	29,585
	HSBC Holdings plc	1.645%	4/18/26	12,450	12,686
	HSBC Holdings plc	3.900%	5/25/26	30,758	34,795
	HSBC Holdings plc	2.099%	6/4/26	11,801	12,202
	HSBC Holdings plc	4.292%	9/12/26	20,350	23,078
	HSBC Holdings plc	4.375%	11/23/26	9,000	10,321
	HSBC Holdings plc	1.589%	5/24/27	33,330	33,733
	HSBC Holdings plc	4.041%	3/13/28	78,139	88,718
[11]	HSBC Holdings plc	3.000%	7/22/28	4,700	7,089
	HSBC Holdings plc	2.013%	9/22/28	42,450	43,337
	HSBC Holdings plc	4.583%	6/19/29	41,640	48,798
	HSBC Holdings plc	4.950%	3/31/30	17,320	21,366
	HSBC Holdings plc	3.973%	5/22/30	29,752	33,656
	HSBC Holdings plc	2.848%	6/4/31	36,495	38,393
	HSBC Holdings plc	2.357%	8/18/31	23,560	24,008
[7,10]	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%	1.120%	2/16/24	28,200	21,553
	Huntington Bancshares Inc.	2.550%	2/4/30	10,000	10,602
	ICBCIL Finance Co. Ltd.	3.375%	4/5/22	10,000	10,253
	ING Groep NV	3.950%	3/29/27	25,636	29,410
	ING Groep NV	4.550%	10/2/28	4,500	5,375
	ING Groep NV	4.050%	4/9/29	28,264	33,032
67

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Intercontinental Exchange Inc.	3.750%	12/1/25	17,416	19,642
	Intercontinental Exchange Inc.	3.100%	9/15/27	2,770	3,079
	Intercontinental Exchange Inc.	3.750%	9/21/28	2,090	2,416
	Intercontinental Exchange Inc.	2.100%	6/15/30	17,000	17,374
	Intercontinental Exchange Inc.	1.850%	9/15/32	20,000	19,660
[8]	Intesa Sanpaolo SPA	4.000%	9/23/29	21,525	23,944
	Invesco Finance plc	3.750%	1/15/26	11,166	12,549
[9]	JAB Holdings BV	2.500%	4/17/27	1,600	2,197
[9]	JAB Holdings BV	3.375%	4/17/35	4,200	6,527
	Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.850%	1/15/27	4,000	4,740
	Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.150%	1/23/30	5,000	5,782
	JPMorgan Chase & Co.	3.900%	7/15/25	30,684	34,487
	JPMorgan Chase & Co.	2.005%	3/13/26	10,083	10,498
	JPMorgan Chase & Co.	3.300%	4/1/26	1,070	1,187
	JPMorgan Chase & Co.	2.083%	4/22/26	39,520	41,352
	JPMorgan Chase & Co.	3.200%	6/15/26	36,273	40,234
	JPMorgan Chase & Co.	1.045%	11/19/26	15,519	15,494
	JPMorgan Chase & Co.	4.125%	12/15/26	9,810	11,408
	JPMorgan Chase & Co.	1.040%	2/4/27	30,875	30,834
	JPMorgan Chase & Co.	4.250%	10/1/27	4,000	4,691
	JPMorgan Chase & Co.	3.625%	12/1/27	18,750	21,093
	JPMorgan Chase & Co.	3.782%	2/1/28	24,793	28,284
	JPMorgan Chase & Co.	3.540%	5/1/28	42,267	47,926
	JPMorgan Chase & Co.	2.182%	6/1/28	16,303	17,163
	JPMorgan Chase & Co.	3.509%	1/23/29	42,057	47,044
	JPMorgan Chase & Co.	4.005%	4/23/29	46,001	53,085
	JPMorgan Chase & Co.	4.203%	7/23/29	31,355	36,796
	JPMorgan Chase & Co.	4.452%	12/5/29	22,800	27,164
	JPMorgan Chase & Co.	3.702%	5/6/30	27,661	31,553
	JPMorgan Chase & Co.	2.739%	10/15/30	37,471	40,128
	JPMorgan Chase & Co.	4.493%	3/24/31	12,100	14,540
	JPMorgan Chase & Co.	2.522%	4/22/31	47,000	49,174
	JPMorgan Chase & Co.	2.956%	5/13/31	15,300	16,348
	JPMorgan Chase & Co.	1.764%	11/19/31	20,000	19,627
	JPMorgan Chase & Co.	1.953%	2/4/32	20,000	19,975
[9]	JPMorgan Chase & Co.	1.047%	11/4/32	8,025	10,307
	JPMorgan Chase & Co.	3.882%	7/24/38	4,235	4,961
	JPMorgan Chase & Co.	3.109%	4/22/51	22,000	23,367
	KeyBank NA	3.300%	6/1/25	16,800	18,638
	KeyCorp	4.100%	4/30/28	15,000	17,639
[8]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	5.250%	10/1/25	316	315
[8]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.250%	2/1/27	1,620	1,571
	Lazard Group LLC	4.500%	9/19/28	31,409	37,162
	Lincoln National Corp.	3.625%	12/12/26	12,463	14,186
	Lincoln National Corp.	4.350%	3/1/48	5,000	6,166
[10]	Lloyds Banking Group plc	4.000%	3/7/25	2,300	1,934
	Lloyds Banking Group plc	4.582%	12/10/25	5,303	6,038
	Lloyds Banking Group plc	4.650%	3/24/26	1,080	1,238
	Lloyds Banking Group plc	3.750%	1/11/27	68,999	77,984
	Lloyds Banking Group plc	4.375%	3/22/28	29,752	34,834
	Lloyds Banking Group plc	4.550%	8/16/28	23,800	28,321
	Lloyds Banking Group plc	3.574%	11/7/28	10,873	12,115
[7,10]	Lloyds Banking Group plc, 3M Australian Bank Bill Rate + 1.400%	1.419%	3/7/25	19,000	14,534
[10]	Macquarie Bank Ltd.	1.750%	8/7/24	9,640	7,658
[7,10]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 0.800%	0.821%	8/7/24	35,000	27,109
[7,10]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 0.840%	0.860%	2/12/25	25,000	19,405
[7,10]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 2.900%	2.920%	5/28/30	7,000	5,594
[8]	Macquarie Group Ltd.	1.340%	1/12/27	8,655	8,700
	Markel Corp.	3.350%	9/17/29	7,000	7,764
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	30,382	33,479
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	40,305	48,305
68

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Marsh & McLennan Cos. Inc.	2.250%	11/15/30	11,995	12,410
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	9,259	12,757
	MetLife Inc.	4.550%	3/23/30	24,945	30,517
[8]	Metropolitan Life Global Funding I	3.450%	12/18/26	12,520	14,230
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	20,800	21,848
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	58,274	64,876
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	13,260	13,508
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	3,491	3,979
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	11,555	12,567
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	4,920	5,623
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	2,750	3,119
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	10,136	11,750
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	5,000	5,887
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	43,090	49,579
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	41,735	46,197
	Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	30,878	32,631
	Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	38,300	39,193
[8]	Mizuho Financial Group Inc.	3.477%	4/12/26	10,000	11,152
	Mizuho Financial Group Inc.	2.226%	5/25/26	10,200	10,631
	Mizuho Financial Group Inc.	2.839%	9/13/26	3,525	3,860
	Mizuho Financial Group Inc.	3.663%	2/28/27	1,879	2,123
	Mizuho Financial Group Inc.	3.170%	9/11/27	8,525	9,441
	Mizuho Financial Group Inc.	4.018%	3/5/28	7,750	8,979
	Mizuho Financial Group Inc.	4.254%	9/11/29	2,000	2,345
	Mizuho Financial Group Inc.	3.153%	7/16/30	21,400	23,293
	Mizuho Financial Group Inc.	2.869%	9/13/30	10,620	11,429
	Mizuho Financial Group Inc.	2.591%	5/25/31	19,607	20,573
	Mizuho Financial Group Inc.	2.201%	7/10/31	10,000	10,190
	Morgan Stanley	4.000%	7/23/25	29,187	33,097
	Morgan Stanley	5.000%	11/24/25	6,500	7,684
	Morgan Stanley	3.875%	1/27/26	84,720	96,097
	Morgan Stanley	2.188%	4/28/26	40,335	42,317
	Morgan Stanley	3.125%	7/27/26	6,054	6,704
	Morgan Stanley	4.350%	9/8/26	22,920	26,666
	Morgan Stanley	3.625%	1/20/27	68,607	77,843
	Morgan Stanley	3.950%	4/23/27	16,197	18,559
	Morgan Stanley	3.591%	7/22/28	51,390	58,123
	Morgan Stanley	3.772%	1/24/29	20,000	22,731
[9]	Morgan Stanley	0.495%	10/26/29	15,150	18,533
	Morgan Stanley	4.431%	1/23/30	25,000	29,876
	Morgan Stanley	2.699%	1/22/31	43,418	46,137
	Morgan Stanley	3.622%	4/1/31	31,735	36,171
	Morgan Stanley	1.794%	2/13/32	13,320	13,154
	Morgan Stanley	1.928%	4/28/32	10,715	10,688
	Morgan Stanley	5.597%	3/24/51	2,000	3,004
	Morgan Stanley	2.802%	1/25/52	36,750	36,620
[8]	National Australia Bank Ltd.	2.332%	8/21/30	10,000	9,994
[8]	Nationwide Building Society	1.000%	8/28/25	12,620	12,624
[9]	Nationwide Building Society	2.000%	7/25/29	16,700	21,163
	Natwest Group plc	3.073%	5/22/28	12,400	13,345
	Natwest Group plc	4.892%	5/18/29	22,750	26,838
	Natwest Group plc	5.076%	1/27/30	4,000	4,799
	Natwest Group plc	4.445%	5/8/30	7,000	8,153
	Natwest Group plc	3.032%	11/28/35	15,000	15,178
[8]	New York Life Global Funding	1.200%	8/7/30	5,000	4,756
	Nippon Life Insurance Co.	3.375%	5/8/32	5,036	5,503
[8]	Nippon Life Insurance Co.	3.400%	1/23/50	8,000	8,470
[8]	Nippon Life Insurance Co.	2.750%	1/21/51	21,110	20,961
	Nomura Holdings Inc.	1.851%	7/16/25	6,670	6,887
	Nomura Holdings Inc.	3.103%	1/16/30	18,600	20,054
[9]	Nordea Bank Abp	0.500%	5/14/27	1,700	2,135
69

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Northern Trust Corp.	1.950%	5/1/30	20,893	21,370
	Owl Rock Capital Corp.	3.400%	7/15/26	16,000	16,406
[9]	Phoenix Group Holdings plc	4.375%	1/24/29	3,680	5,135
[11]	Phoenix Group Holdings plc	5.867%	6/13/29	3,350	5,602
[11]	Phoenix Group Holdings plc	5.625%	4/28/31	1,800	3,005
	PNC Bank NA	3.100%	10/25/27	69,625	78,041
	PNC Bank NA	3.250%	1/22/28	28,085	31,535
	PNC Bank NA	2.700%	10/22/29	29,415	31,640
	PNC Financial Services Group Inc.	2.600%	7/23/26	6,212	6,779
	PNC Financial Services Group Inc.	3.150%	5/19/27	15,500	17,363
	PNC Financial Services Group Inc.	3.450%	4/23/29	40,332	46,090
	PNC Financial Services Group Inc.	2.550%	1/22/30	15,000	16,033
	Principal Financial Group Inc.	3.100%	11/15/26	6,110	6,774
	Principal Financial Group Inc.	3.700%	5/15/29	11,855	13,607
	Progressive Corp.	2.450%	1/15/27	3,150	3,409
	Progressive Corp.	4.000%	3/1/29	1,070	1,268
	Progressive Corp.	3.200%	3/26/30	20,272	22,929
[8]	Protective Life Corp.	4.300%	9/30/28	22,700	26,002
	Prudential Financial Inc.	1.500%	3/10/26	4,200	4,334
	Prudential Financial Inc.	2.100%	3/10/30	2,750	2,876
	Prudential Financial Inc.	3.000%	3/10/40	5,000	5,297
	Prudential Financial Inc.	5.375%	5/15/45	3,575	3,915
	Prudential Financial Inc.	3.905%	12/7/47	3,000	3,482
	Prudential Financial Inc.	3.935%	12/7/49	2,000	2,324
	Prudential Financial Inc.	4.350%	2/25/50	5,810	7,221
	Prudential Financial Inc.	3.700%	3/13/51	5,000	5,672
	Prudential plc	3.125%	4/14/30	1,500	1,667
	Royal Bank of Canada	1.150%	6/10/25	11,550	11,737
	Royal Bank of Canada	0.875%	1/20/26	20,000	19,978
[9]	Sampo Oyj	3.375%	5/23/49	4,716	6,538
[9]	Sampo Oyj	2.500%	9/3/52	3,000	3,904
	Santander Holdings USA Inc.	3.450%	6/2/25	6,925	7,522
	Santander Holdings USA Inc.	4.500%	7/17/25	2,000	2,251
	Santander Holdings USA Inc.	4.400%	7/13/27	13,222	15,128
	Santander UK Group Holdings plc	1.532%	8/21/26	15,000	15,039
	Santander UK Group Holdings plc	3.823%	11/3/28	2,000	2,245
	Sixth Street Specialty Lending Inc.	2.500%	8/1/26	5,000	4,974
[8]	Standard Chartered plc	1.456%	1/14/27	12,500	12,514
	State Street Corp.	2.901%	3/30/26	6,320	6,851
	State Street Corp.	2.400%	1/24/30	7,030	7,591
	State Street Corp.	3.152%	3/30/31	14,997	16,819
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	14,810	15,145
	Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	7,820	7,781
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	34,710	39,372
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	51,114	55,117
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	5,975	6,581
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	23,965	26,868
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	19,491	21,838
	Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	4,000	4,481
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	13,366	15,063
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	4,870	5,637
	Sumitomo Mitsui Financial Group Inc.	4.306%	10/16/28	750	888
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	84,077	91,724
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	32,727	35,318
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	26,045	26,790
	Sumitomo Mitsui Financial Group Inc.	2.142%	9/23/30	2,000	1,994
	Sumitomo Mitsui Financial Group Inc.	1.710%	1/12/31	8,500	8,363
	SVB Financial Group	3.125%	6/5/30	7,000	7,731
	SVB Financial Group	1.800%	2/2/31	10,000	9,900
	Synchrony Financial	3.700%	8/4/26	24,354	26,693
	Synchrony Financial	3.950%	12/1/27	27,997	31,181
70

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	TD Ameritrade Holding Corp.	3.625%	4/1/25	42,947	47,704
	TD Ameritrade Holding Corp.	3.300%	4/1/27	20,837	23,423
[8]	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	1,040
	Toronto-Dominion Bank	0.750%	1/6/26	16,665	16,583
	Toronto-Dominion Bank	3.625%	9/15/31	11,160	12,583
	Truist Bank	1.500%	3/10/25	20,800	21,433
	Truist Bank	3.625%	9/16/25	22,245	25,021
	Truist Bank	2.250%	3/11/30	34,140	35,153
	Truist Financial Corp.	4.000%	5/1/25	19,351	21,821
	Truist Financial Corp.	1.125%	8/3/27	41,765	41,765
	Truist Financial Corp.	3.875%	3/19/29	10,000	11,549
	Truist Financial Corp.	1.950%	6/5/30	11,250	11,497
	U.S. Bancorp	3.100%	4/27/26	10,454	11,583
	U.S. Bancorp	2.375%	7/22/26	25,223	27,190
	U.S. Bancorp	3.150%	4/27/27	30,644	34,322
	U.S. Bancorp	3.900%	4/26/28	2,250	2,640
	U.S. Bancorp	3.000%	7/30/29	21,800	23,951
	U.S. Bancorp	1.375%	7/22/30	32,000	31,385
[8]	UBS Group AG	4.125%	9/24/25	14,257	16,190
[8]	UBS Group AG	4.125%	4/15/26	8,500	9,746
[8]	UBS Group AG	1.364%	1/30/27	30,835	31,127
[9]	UniCredit SpA	1.200%	1/20/26	7,291	8,953
	United Overseas Bank Ltd.	2.880%	3/8/27	3,000	3,055
[8]	USAA Capital Corp.	2.125%	5/1/30	3,600	3,738
	Voya Financial Inc.	3.650%	6/15/26	750	853
	Voya Financial Inc.	5.700%	7/15/43	3,758	5,004
[14,15]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.500%	1/15/13	6,147	1
[14,15]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.650%	8/15/14	7,500	1
[14,15]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.125%	1/15/15	9,000	1
	Wells Fargo & Co.	3.550%	9/29/25	17,459	19,422
	Wells Fargo & Co.	3.000%	4/22/26	60,337	65,693
	Wells Fargo & Co.	2.188%	4/30/26	37,200	38,968
	Wells Fargo & Co.	3.000%	10/23/26	75,315	82,645
	Wells Fargo & Co.	3.196%	6/17/27	21,350	23,455
	Wells Fargo & Co.	4.300%	7/22/27	14,000	16,278
	Wells Fargo & Co.	3.584%	5/22/28	51,812	58,130
	Wells Fargo & Co.	2.393%	6/2/28	25,588	26,919
	Wells Fargo & Co.	4.150%	1/24/29	13,949	16,276
[9]	Wells Fargo & Co.	1.741%	5/4/30	10,600	14,115
	Wells Fargo & Co.	2.879%	10/30/30	51,832	55,463
	Wells Fargo & Co.	2.572%	2/11/31	49,900	52,044
	Wells Fargo & Co.	4.478%	4/4/31	2,000	2,399
	Wells Fargo & Co.	5.013%	4/4/51	22,000	30,204
[11]	Wells Fargo Bank NA	5.250%	8/1/23	6,500	9,865
	Westpac Banking Corp.	2.850%	5/13/26	6,595	7,260
	Westpac Banking Corp.	3.350%	3/8/27	48,262	54,975
	Westpac Banking Corp.	3.400%	1/25/28	10,000	11,383
[9]	Westpac Banking Corp.	1.450%	7/17/28	12,500	16,779
	Westpac Banking Corp.	2.894%	2/4/30	21,125	22,130
	Westpac Banking Corp.	4.322%	11/23/31	20,031	22,835
	Westpac Banking Corp.	4.110%	7/24/34	11,175	12,492
	Westpac Banking Corp.	2.668%	11/15/35	15,000	15,192
	Westpac Banking Corp.	2.963%	11/16/40	3,430	3,470
[7,10]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 3.100%	3.120%	3/10/26	2,600	1,992
	Willis North America Inc.	4.500%	9/15/28	2,000	2,373
	Willis North America Inc.	2.950%	9/15/29	37,892	40,882
					9,060,248
Health Care (7.8%)
	AbbVie Inc.	2.600%	11/21/24	61,487	65,581
	AbbVie Inc.	3.800%	3/15/25	31,537	34,995
	AbbVie Inc.	2.950%	11/21/26	79,437	87,263
71

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	AbbVie Inc.	3.200%	11/21/29	47,533	52,399
	AbbVie Inc.	4.050%	11/21/39	5,000	5,881
	AbbVie Inc.	4.250%	11/21/49	2,000	2,453
	Agilent Technologies Inc.	3.050%	9/22/26	2,000	2,210
	Agilent Technologies Inc.	2.750%	9/15/29	10,000	10,808
[8]	Alcon Finance Corp.	2.750%	9/23/26	15,000	16,333
	AmerisourceBergen Corp.	3.450%	12/15/27	14,716	16,612
	Amgen Inc.	2.200%	2/21/27	65,841	69,557
	Amgen Inc.	3.200%	11/2/27	6,645	7,452
	Amgen Inc.	2.450%	2/21/30	400	420
	Amgen Inc.	2.300%	2/25/31	2,000	2,075
	Amgen Inc.	3.375%	2/21/50	2,000	2,136
	Anthem Inc.	3.650%	12/1/27	10,000	11,520
	Anthem Inc.	2.875%	9/15/29	24,704	26,861
	Anthem Inc.	3.125%	5/15/50	2,000	2,085
	Ascension Health	2.532%	11/15/29	2,500	2,679
	AstraZeneca plc	3.375%	11/16/25	5,500	6,103
	AstraZeneca plc	3.125%	6/12/27	22,875	25,550
	AstraZeneca plc	1.375%	8/6/30	34,800	33,490
[8]	Bausch Health Cos. Inc.	6.125%	4/15/25	1,480	1,517
[8]	Bausch Health Cos. Inc.	5.500%	11/1/25	970	999
[8]	Bausch Health Cos. Inc.	5.750%	8/15/27	1,589	1,712
[8]	Bausch Health Cos. Inc.	7.000%	1/15/28	2,715	2,929
	Baxalta Inc.	4.000%	6/23/25	13,504	15,199
[8]	Baxter International Inc.	3.950%	4/1/30	8,000	9,351
[9]	Bayer AG	0.375%	7/6/24	3,000	3,688
[8]	Bayer US Finance II LLC	4.375%	12/15/28	31,367	36,769
	Becton Dickinson and Co.	3.700%	6/6/27	40,444	46,170
	Biogen Inc.	4.050%	9/15/25	15,000	17,109
	Biogen Inc.	2.250%	5/1/30	15,000	15,443
	Boston Scientific Corp.	1.900%	6/1/25	12,700	13,233
	Boston Scientific Corp.	3.750%	3/1/26	4,000	4,514
	Boston Scientific Corp.	4.000%	3/1/29	12,000	13,903
	Boston Scientific Corp.	2.650%	6/1/30	28,000	29,583
	Bristol-Myers Squibb Co.	3.200%	6/15/26	81,238	90,917
	Bristol-Myers Squibb Co.	3.450%	11/15/27	56,694	65,468
	Bristol-Myers Squibb Co.	3.900%	2/20/28	29,040	34,327
	Bristol-Myers Squibb Co.	3.400%	7/26/29	59,317	68,244
	Bristol-Myers Squibb Co.	1.450%	11/13/30	16,500	16,370
	Bristol-Myers Squibb Co.	4.250%	10/26/49	2,000	2,572
	Centene Corp.	4.750%	1/15/25	1,300	1,334
	Centene Corp.	3.000%	10/15/30	3,350	3,518
	CHRISTUS Health	4.341%	7/1/28	19,800	23,597
	Cigna Corp.	4.500%	2/25/26	10,000	11,632
	Cigna Corp.	3.400%	3/1/27	37,788	42,169
	Cigna Corp.	4.375%	10/15/28	64,260	76,205
	Cigna Corp.	2.400%	3/15/30	2,000	2,077
	Cigna Corp.	3.400%	3/15/50	2,000	2,148
	CommonSpirit Health	2.760%	10/1/24	16,415	17,589
	CVS Health Corp.	2.875%	6/1/26	24,793	26,996
	CVS Health Corp.	3.000%	8/15/26	39,371	43,323
	CVS Health Corp.	3.625%	4/1/27	60,181	68,188
	CVS Health Corp.	1.300%	8/21/27	45,000	44,959
	CVS Health Corp.	4.300%	3/25/28	73,169	85,685
	CVS Health Corp.	3.250%	8/15/29	13,000	14,402
	CVS Health Corp.	3.750%	4/1/30	15,585	17,837
	CVS Health Corp.	1.750%	8/21/30	19,000	18,637
	CVS Health Corp.	1.875%	2/28/31	13,000	12,817
	CVS Health Corp.	4.250%	4/1/50	2,000	2,398
[8]	DaVita Inc.	4.625%	6/1/30	4,110	4,316
[8]	DaVita Inc.	3.750%	2/15/31	1,540	1,528
72

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	DH Europe Finance II Sarl	2.600%	11/15/29	17,000	18,276
	Dignity Health	3.812%	11/1/24	1,000	1,089
	Eli Lilly and Co.	3.375%	3/15/29	8,300	9,500
	Encompass Health Corp.	4.500%	2/1/28	3,202	3,346
	Encompass Health Corp.	4.625%	4/1/31	845	896
	Gilead Sciences Inc.	3.650%	3/1/26	58,734	66,162
	Gilead Sciences Inc.	2.950%	3/1/27	13,324	14,662
	Gilead Sciences Inc.	1.200%	10/1/27	23,200	23,154
	Gilead Sciences Inc.	2.600%	10/1/40	2,000	1,950
	Gilead Sciences Inc.	5.650%	12/1/41	3,000	4,217
	Gilead Sciences Inc.	4.800%	4/1/44	3,000	3,833
	Gilead Sciences Inc.	2.800%	10/1/50	2,000	1,931
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	35,702	42,068
	GlaxoSmithKline Capital plc	3.375%	6/1/29	54,669	62,723
	HCA Inc.	5.375%	2/1/25	4,630	5,191
	HCA Inc.	5.250%	6/15/26	30,245	35,727
	HCA Inc.	5.375%	9/1/26	1,405	1,593
	HCA Inc.	4.500%	2/15/27	29,516	34,128
	HCA Inc.	4.125%	6/15/29	13,660	15,726
	HCA Inc.	3.500%	9/1/30	650	674
[8]	Hill-Rom Holdings Inc.	4.375%	9/15/27	4,215	4,384
	Humana Inc.	3.950%	3/15/27	7,300	8,404
	Johnson & Johnson	2.250%	9/1/50	2,000	1,924
	McKesson Corp.	3.950%	2/16/28	14,000	16,151
	McKesson Corp.	4.750%	5/30/29	16,429	19,996
	Medtronic Global Holdings SCA	3.350%	4/1/27	13,835	15,625
[9]	Medtronic Global Holdings SCA	1.375%	10/15/40	3,760	4,849
	Merck & Co. Inc.	3.400%	3/7/29	54,169	61,891
	Merck & Co. Inc.	2.450%	6/24/50	2,000	1,931
	Mercy Health	4.302%	7/1/28	12,500	14,183
[9]	Mylan Inc.	2.125%	5/23/25	10,680	13,974
	Mylan Inc.	4.550%	4/15/28	24,800	29,384
	Novartis Capital Corp.	2.000%	2/14/27	16,750	17,725
	Novartis Capital Corp.	3.100%	5/17/27	9,700	10,863
	Novartis Capital Corp.	2.200%	8/14/30	22,570	23,921
[9]	Novartis Finance SA	0.000%	9/23/28	3,610	4,383
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	6,000	6,565
	Perrigo Finance Unlimited Co.	3.150%	6/15/30	12,500	13,176
	Pfizer Inc.	3.450%	3/15/29	45,721	52,514
	Pfizer Inc.	2.625%	4/1/30	17,500	18,983
	Pfizer Inc.	1.700%	5/28/30	21,270	21,436
	Pfizer Inc.	2.700%	5/28/50	2,000	2,034
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	7,500	8,166
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	5,000	5,299
	Quest Diagnostics Inc.	3.500%	3/30/25	12,000	13,250
	Quest Diagnostics Inc.	3.450%	6/1/26	6,900	7,740
	Quest Diagnostics Inc.	2.950%	6/30/30	13,950	15,291
	Quest Diagnostics Inc.	2.800%	6/30/31	6,655	7,194
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	15,000	14,591
[8]	Royalty Pharma plc	1.200%	9/2/25	7,000	7,054
[8]	Royalty Pharma plc	1.750%	9/2/27	10,000	10,180
[9]	Sanofi	1.000%	3/21/26	6,700	8,619
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	76,935	85,277
	Stanford Health Care	3.310%	8/15/30	17,000	19,095
	Stryker Corp.	3.375%	11/1/25	15,000	16,674
	Stryker Corp.	1.950%	6/15/30	15,000	15,121
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	22,708	28,060
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	36,049	36,319
[8]	Tenet Healthcare Corp.	4.625%	9/1/24	360	370
[8]	Tenet Healthcare Corp.	7.500%	4/1/25	270	291
[8]	Tenet Healthcare Corp.	4.875%	1/1/26	3,474	3,626
73

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[8]	Tenet Healthcare Corp.	6.250%	2/1/27	1,641	1,723
	Thermo Fisher Scientific Inc.	3.200%	8/15/27	15,870	17,732
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	5,000	5,383
	UnitedHealth Group Inc.	3.100%	3/15/26	4,933	5,476
	UnitedHealth Group Inc.	3.450%	1/15/27	18,800	21,314
	UnitedHealth Group Inc.	3.375%	4/15/27	20,317	23,014
	UnitedHealth Group Inc.	2.950%	10/15/27	38,725	43,009
	UnitedHealth Group Inc.	3.850%	6/15/28	29,398	34,301
	UnitedHealth Group Inc.	3.875%	12/15/28	30,288	35,622
	UnitedHealth Group Inc.	2.875%	8/15/29	22,166	24,469
	UnitedHealth Group Inc.	2.000%	5/15/30	15,000	15,418
	UnitedHealth Group Inc.	2.900%	5/15/50	2,000	2,086
[9]	Utah Acquisition Sub Inc.	2.250%	11/22/24	6,000	7,839
	Utah Acquisition Sub Inc.	3.950%	6/15/26	36,800	41,756
[8]	Viatris Inc.	1.650%	6/22/25	10,000	10,304
[8]	Viatris Inc.	2.300%	6/22/27	26,800	28,256
[8]	Viatris Inc.	2.700%	6/22/30	15,000	15,731
[8]	Viatris Inc.	3.850%	6/22/40	5,000	5,516
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	25,785	28,418
	Zoetis Inc.	3.900%	8/20/28	21,700	25,135
	Zoetis Inc.	2.000%	5/15/30	10,000	10,148
					2,911,844
Industrials (5.0%)
	3M Co.	3.375%	3/1/29	10,087	11,487
	3M Co.	2.375%	8/26/29	10,000	10,679
[8]	Air Canada	7.750%	4/15/21	5,671	5,706
[8]	Airbus SE	3.150%	4/10/27	26,527	28,693
[8]	Allison Transmission Inc.	4.750%	10/1/27	5,165	5,397
[8]	Allison Transmission Inc.	3.750%	1/30/31	2,900	2,900
[8]	Aramark Services Inc.	6.375%	5/1/25	1,472	1,566
	Aramark Services Inc.	4.750%	6/1/26	1,140	1,166
[8]	Aramark Services Inc.	5.000%	2/1/28	2,610	2,714
[10]	Aurizon Network Pty Ltd.	4.000%	6/21/24	34,840	28,993
[8]	BAE Systems plc	1.900%	2/15/31	16,670	16,627
	Block Financial LLC	3.875%	8/15/30	13,650	14,507
	Boeing Co.	4.875%	5/1/25	52,362	59,076
	Boeing Co.	2.750%	2/1/26	29,520	30,917
	Boeing Co.	2.250%	6/15/26	5,638	5,764
	Boeing Co.	5.040%	5/1/27	29,752	34,715
	Boeing Co.	3.250%	3/1/28	1,131	1,183
	Boeing Co.	5.150%	5/1/30	68,806	81,538
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	16,231	21,068
	Canadian National Railway Co.	2.750%	3/1/26	10,950	11,949
	Canadian Pacific Railway Co.	4.000%	6/1/28	2,000	2,343
[8]	Cargo Aircraft Management Inc.	4.750%	2/1/28	2,099	2,178
	Carrier Global Corp.	2.242%	2/15/25	34,110	35,849
	Carrier Global Corp.	2.493%	2/15/27	24,144	25,888
	Carrier Global Corp.	2.722%	2/15/30	15,000	15,909
	Caterpillar Inc.	2.600%	9/19/29	8,000	8,657
[8]	Clark Equipment Co.	5.875%	6/1/25	1,572	1,658
[8]	Clean Harbors Inc.	4.875%	7/15/27	3,965	4,183
[8]	Clean Harbors Inc.	5.125%	7/15/29	925	1,004
	CNH Industrial Capital LLC	1.875%	1/15/26	34,000	35,341
	CSX Corp.	2.600%	11/1/26	9,940	10,805
	CSX Corp.	3.250%	6/1/27	49,444	55,653
	CSX Corp.	3.800%	3/1/28	18,470	21,207
[4]	Delta Air Lines Class AA Series 2020-1 Pass Through Trust	2.000%	12/10/29	9,701	9,749
	Delta Air Lines Inc.	2.900%	10/28/24	1,255	1,233
[8]	Delta Air Lines Inc.	7.000%	5/1/25	5,575	6,467
[4,8]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.750%	10/20/28	40,012	44,313
	Embraer Netherlands Finance BV	5.050%	6/15/25	17,853	18,712
74

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Embraer Netherlands Finance BV	5.400%	2/1/27	4,100	4,257
	Embraer Overseas Ltd.	5.696%	9/16/23	582	621
	Embraer SA	5.150%	6/15/22	8,000	8,281
	Emerson Electric Co.	1.800%	10/15/27	789	824
	FedEx Corp.	3.300%	3/15/27	3,765	4,200
	FedEx Corp.	3.100%	8/5/29	11,998	13,162
	FedEx Corp.	4.250%	5/15/30	7,753	9,210
	General Dynamics Corp.	3.500%	4/1/27	22,400	25,505
	General Dynamics Corp.	2.625%	11/15/27	20,295	22,132
	General Dynamics Corp.	3.750%	5/15/28	20,545	23,729
	General Dynamics Corp.	3.625%	4/1/30	21,607	25,121
	General Electric Co.	3.450%	5/1/27	5,000	5,599
	General Electric Co.	3.625%	5/1/30	2,000	2,215
[8]	H&E Equipment Services Inc.	3.875%	12/15/28	4,805	4,775
[11]	Heathrow Funding Ltd.	6.750%	12/3/28	3,665	6,397
[11]	Heathrow Funding Ltd.	2.750%	10/13/31	641	915
	Hillenbrand Inc.	5.750%	6/15/25	1,076	1,159
	Honeywell International Inc.	2.700%	8/15/29	14,138	15,487
	Honeywell International Inc.	1.950%	6/1/30	22,214	22,959
	Howmet Aerospace Inc.	6.875%	5/1/25	1,145	1,332
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	10,000	11,175
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	18,000	20,160
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	3,000	3,514
	John Deere Capital Corp.	1.750%	3/9/27	5,000	5,221
	Johnson Controls International plc	3.900%	2/14/26	2,621	2,969
	L3Harris Technologies Inc.	3.850%	12/15/26	26,665	30,560
	L3Harris Technologies Inc.	4.400%	6/15/28	34,925	41,361
	L3Harris Technologies Inc.	2.900%	12/15/29	4,230	4,615
	L3Harris Technologies Inc.	1.800%	1/15/31	26,540	26,528
[8]	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-issuer Inc.	5.000%	2/1/26	1,925	1,954
	Lennox International Inc.	1.700%	8/1/27	7,000	7,168
	Lockheed Martin Corp.	3.550%	1/15/26	12,099	13,643
	Lockheed Martin Corp.	1.850%	6/15/30	7,138	7,345
[10]	Lonsdale Finance Pty Ltd.	2.450%	11/20/26	2,500	2,011
[8]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	7,166	7,838
[8]	Mueller Water Products Inc.	5.500%	6/15/26	4,123	4,267
	Norfolk Southern Corp.	3.800%	8/1/28	10,000	11,604
	Northrop Grumman Corp.	3.250%	1/15/28	66,581	74,096
	Northrop Grumman Corp.	4.400%	5/1/30	32,630	39,544
	Otis Worldwide Corp.	2.293%	4/5/27	23,520	25,111
	Otis Worldwide Corp.	2.565%	2/15/30	17,000	17,942
	Otis Worldwide Corp.	3.362%	2/15/50	2,000	2,176
[8]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.200%	4/1/27	19,467	22,496
[10]	Qantas Airways Ltd.	4.750%	10/12/26	25,000	20,893
	Raytheon Technologies Corp.	3.500%	3/15/27	28,417	31,968
	Raytheon Technologies Corp.	3.125%	5/4/27	59,338	65,988
	Raytheon Technologies Corp.	4.125%	11/16/28	37,139	43,787
	Raytheon Technologies Corp.	2.250%	7/1/30	7,984	8,282
	Republic Services Inc.	3.950%	5/15/28	2,000	2,318
	Republic Services Inc.	1.750%	2/15/32	21,900	21,466
[8]	Rolls-Royce plc	3.625%	10/14/25	665	658
[8]	Rolls-Royce plc	5.750%	10/15/27	3,741	4,031
	Roper Technologies Inc.	1.400%	9/15/27	15,000	15,123
	Roper Technologies Inc.	2.950%	9/15/29	4,000	4,371
	Roper Technologies Inc.	2.000%	6/30/30	21,800	21,907
	Southwest Airlines Co.	5.250%	5/4/25	1,730	1,987
	Southwest Airlines Co.	3.000%	11/15/26	7,000	7,464
	Southwest Airlines Co.	7.375%	3/1/27	4,930	6,095
	Southwest Airlines Co.	5.125%	6/15/27	31,304	37,074
	Southwest Airlines Co.	3.450%	11/16/27	3,800	4,125
75

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Southwest Airlines Co.	2.625%	2/10/30	7,200	7,273
	Stanley Black & Decker Inc.	3.400%	3/1/26	21,735	24,443
	Stanley Black & Decker Inc.	2.300%	3/15/30	54,607	57,373
[8]	TransDigm Inc.	8.000%	12/15/25	540	589
[8]	TransDigm Inc.	6.250%	3/15/26	7,569	7,985
	TransDigm Inc.	5.500%	11/15/27	3,009	3,103
[7,10]	Transurban Queensland Finance Pty Ltd., 3M Australian Bank Bill Rate + 2.050%	2.064%	12/16/24	16,000	12,669
	Tyco Electronics Group SA	3.700%	2/15/26	25,054	28,003
	Tyco Electronics Group SA	3.125%	8/15/27	28,541	32,155
	Union Pacific Corp.	2.150%	2/5/27	37,190	39,524
	Union Pacific Corp.	3.000%	4/15/27	7,272	8,057
	Union Pacific Corp.	3.950%	9/10/28	17,242	20,078
	Union Pacific Corp.	3.700%	3/1/29	4,750	5,464
	Union Pacific Corp.	3.250%	2/5/50	2,000	2,139
[4]	United Airlines	5.875%	4/15/29	9,758	10,783
	United Parcel Service Inc.	3.050%	11/15/27	13,435	15,063
	United Parcel Service Inc.	5.300%	4/1/50	3,000	4,321
	Waste Management Inc.	1.150%	3/15/28	13,900	13,731
	Waste Management Inc.	1.500%	3/15/31	17,800	17,173
[8]	WESCO Distribution Inc.	7.250%	6/15/28	4,463	4,993
					1,871,428
Materials (2.2%)
[8]	Arconic Corp.	6.000%	5/15/25	770	824
[8]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	1,839	1,938
[8]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	2,715	2,820
[8]	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV	4.750%	6/15/27	1,319	1,382
	Ball Corp.	5.000%	3/15/22	940	978
	Ball Corp.	4.875%	3/15/26	3,445	3,867
	Ball Corp.	2.875%	8/15/30	2,558	2,536
[8]	Berry Global Inc.	1.570%	1/15/26	4,341	4,363
[8]	Berry Global Inc.	4.875%	7/15/26	4,147	4,432
[8]	Berry Global Inc.	5.625%	7/15/27	2,085	2,218
[8]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	2,784	3,017
[8]	CANPACK SA / Eastern PA Land Investment Holding LLC	3.125%	11/1/25	965	978
[8]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.400%	12/1/26	36,416	40,621
[8]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.700%	6/1/28	23,646	26,731
[6]	Commercial Metals Co.	3.875%	2/15/31	1,645	1,678
	Dow Chemical Co.	3.625%	5/15/26	76,513	86,303
	Dow Chemical Co.	4.800%	11/30/28	4,000	4,851
	Dow Chemical Co.	2.100%	11/15/30	10,000	10,087
[9]	Dow Chemical Co.	1.125%	3/15/32	5,800	7,194
	DuPont de Nemours Inc.	4.493%	11/15/25	25,398	29,499
	DuPont de Nemours Inc.	4.725%	11/15/28	4,000	4,859
	Eastman Chemical Co.	3.800%	3/15/25	23,057	25,569
	Ecolab Inc.	3.250%	12/1/27	3,928	4,429
	Ecolab Inc.	1.300%	1/30/31	25,350	24,558
	EI du Pont de Nemours and Co.	1.700%	7/15/25	5,175	5,364
[8]	Element Solutions Inc.	3.875%	9/1/28	1,885	1,890
	FMC Corp.	3.200%	10/1/26	14,475	16,033
[8]	FMG Resources August 2006 Pty Ltd.	4.500%	9/15/27	550	602
	Freeport-McMoRan Inc.	4.375%	8/1/28	1,600	1,692
	Freeport-McMoRan Inc.	4.625%	8/1/30	2,560	2,835
[8]	Georgia-Pacific LLC	0.950%	5/15/26	36,265	36,196
[8]	Georgia-Pacific LLC	2.100%	4/30/27	51,652	54,439
[8]	Georgia-Pacific LLC	2.300%	4/30/30	7,000	7,357
[8]	Graphic Packaging International LLC	3.500%	3/15/28	1,412	1,461
[8]	Graphic Packaging International LLC	3.500%	3/1/29	977	1,000
[8]	Hudbay Minerals Inc.	6.125%	4/1/29	1,779	1,886
[8]	INEOS Quattro Finance 2 plc	3.375%	1/15/26	1,085	1,085
76

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[8]	Ingevity Corp.	3.875%	11/1/28	1,485	1,487
[8]	Kraton Polymers LLC / Kraton Polymers Capital Corp.	4.250%	12/15/25	1,105	1,111
	LYB International Finance II BV	3.500%	3/2/27	11,389	12,801
	LYB International Finance III LLC	2.875%	5/1/25	11,645	12,489
	LYB International Finance III LLC	1.250%	10/1/25	8,555	8,596
	LYB International Finance III LLC	3.375%	5/1/30	30,010	33,133
	Newmont Corp.	2.800%	10/1/29	27,675	29,669
	Newmont Corp.	2.250%	10/1/30	14,215	14,590
[8]	Novelis Corp.	4.750%	1/30/30	970	1,019
	Nucor Corp.	2.700%	6/1/30	16,060	17,266
	Nutrien Ltd.	4.200%	4/1/29	4,000	4,730
[8]	OCI NV	5.250%	11/1/24	2,650	2,733
[8]	OCI NV	4.625%	10/15/25	955	985
	Packaging Corp. of America	3.400%	12/15/27	8,775	9,914
	Packaging Corp. of America	3.000%	12/15/29	17,944	19,590
	PPG Industries Inc.	2.800%	8/15/29	5,000	5,415
	PPG Industries Inc.	2.550%	6/15/30	10,435	11,134
	Praxair Inc.	1.100%	8/10/30	5,570	5,355
[8]	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	12	12
[8]	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	4.000%	10/15/27	4,585	4,596
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	2,000	2,772
	RPM International Inc.	3.750%	3/15/27	15,392	17,355
	RPM International Inc.	4.550%	3/1/29	15,250	17,616
	Sherwin-Williams Co.	3.450%	6/1/27	23,878	27,013
	Sherwin-Williams Co.	2.950%	8/15/29	17,585	19,174
	Sherwin-Williams Co.	2.300%	5/15/30	3,875	4,002
	Silgan Holdings Inc.	4.125%	2/1/28	1,340	1,392
	Steel Dynamics Inc.	1.650%	10/15/27	19,000	19,369
	Steel Dynamics Inc.	3.450%	4/15/30	32,200	35,823
[8]	Trivium Packaging Finance BV	5.500%	8/15/26	910	959
[8]	Trivium Packaging Finance BV	8.500%	8/15/27	3,360	3,650
[8]	Valvoline Inc.	3.625%	6/15/31	825	831
	Westrock Co.	4.000%	3/15/28	6,100	6,968
[8]	WR Grace & Co-Conn	4.875%	6/15/27	990	1,037
	WRKCo Inc.	3.000%	9/15/24	9,485	10,210
	WRKCo Inc.	3.375%	9/15/27	3,150	3,507
	WRKCo Inc.	3.900%	6/1/28	21,616	24,729
					820,604
Real Estate (4.8%)
	Agree LP	2.900%	10/1/30	3,500	3,692
[9]	Akelius Residential Property Financing BV	1.125%	1/11/29	4,250	5,331
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	24,734	27,302
	Alexandria Real Estate Equities Inc.	3.950%	1/15/28	1,975	2,275
	Alexandria Real Estate Equities Inc.	2.750%	12/15/29	15,000	16,081
	Alexandria Real Estate Equities Inc.	1.875%	2/1/33	14,500	14,164
	American Assets Trust LP	3.375%	2/1/31	11,350	11,692
	American Homes 4 Rent LP	4.250%	2/15/28	13,063	14,890
	American Tower Corp.	3.375%	10/15/26	26,348	29,273
	American Tower Corp.	2.750%	1/15/27	22,600	24,338
	American Tower Corp.	3.550%	7/15/27	11,315	12,701
	American Tower Corp.	3.600%	1/15/28	10,000	11,182
	American Tower Corp.	1.500%	1/31/28	29,580	29,420
	AvalonBay Communities Inc.	2.950%	5/11/26	19,800	21,803
	AvalonBay Communities Inc.	2.900%	10/15/26	6,500	7,141
	AvalonBay Communities Inc.	3.350%	5/15/27	12,040	13,518
	AvalonBay Communities Inc.	3.200%	1/15/28	18,750	20,835
	AvalonBay Communities Inc.	3.300%	6/1/29	5,000	5,627
	AvalonBay Communities Inc.	2.300%	3/1/30	29,752	31,098
	Boston Properties LP	3.250%	1/30/31	10,000	10,777
77

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Brixmor Operating Partnership LP	4.050%	7/1/30	20,515	23,146
	CBRE Services Inc.	4.875%	3/1/26	10,000	11,812
	Corporate Office Properties LP	2.250%	3/15/26	28,603	29,739
	Crown Castle International Corp.	4.450%	2/15/26	37,166	42,690
	Crown Castle International Corp.	3.700%	6/15/26	57,555	64,449
	Crown Castle International Corp.	3.300%	7/1/30	10,000	10,941
	Crown Castle International Corp.	2.250%	1/15/31	13,715	13,918
	CubeSmart LP	4.375%	2/15/29	12,000	14,051
	Digital Realty Trust LP	4.750%	10/1/25	5,645	6,578
	Digital Realty Trust LP	3.700%	8/15/27	21,675	24,802
	Digital Realty Trust LP	3.600%	7/1/29	19,800	22,354
	Duke Realty LP	3.375%	12/15/27	12,983	14,533
	Duke Realty LP	2.875%	11/15/29	5,000	5,451
	Duke Realty LP	1.750%	2/1/31	10,000	9,912
	Equinix Inc.	1.800%	7/15/27	15,000	15,410
	ERP Operating LP	3.375%	6/1/25	20,800	22,905
	ERP Operating LP	2.850%	11/1/26	8,211	8,980
	ERP Operating LP	3.500%	3/1/28	8,836	9,936
	ERP Operating LP	4.150%	12/1/28	27,426	32,268
	ERP Operating LP	3.000%	7/1/29	10,000	10,963
	ERP Operating LP	2.500%	2/15/30	12,570	13,331
	Essex Portfolio LP	3.000%	1/15/30	10,000	10,876
[9]	Fastighets AB Balder	1.250%	1/28/28	5,713	7,059
	Federal Realty Investment Trust	3.250%	7/15/27	3,665	4,014
	Federal Realty Investment Trust	3.200%	6/15/29	10,000	10,804
	Federal Realty Investment Trust	3.500%	6/1/30	1,990	2,203
	Healthcare Realty Trust Inc.	2.400%	3/15/30	1,000	1,026
	Healthcare Realty Trust Inc.	2.050%	3/15/31	15,000	14,854
	Healthcare Trust of America Holdings LP	2.000%	3/15/31	10,000	9,935
	Healthpeak Properties Inc.	4.000%	6/1/25	14,105	15,907
	Healthpeak Properties Inc.	3.500%	7/15/29	12,542	14,397
	Healthpeak Properties Inc.	3.000%	1/15/30	14,900	16,118
	Healthpeak Properties Inc.	2.875%	1/15/31	4,000	4,297
	Highwoods Realty LP	3.875%	3/1/27	23,615	26,133
	Kilroy Realty LP	4.750%	12/15/28	6,705	7,856
	Kilroy Realty LP	4.250%	8/15/29	3,500	4,010
	Kilroy Realty LP	3.050%	2/15/30	2,000	2,094
	Kimco Realty Corp.	2.800%	10/1/26	7,468	8,092
	Kimco Realty Corp.	3.800%	4/1/27	12,979	14,699
	Kimco Realty Corp.	1.900%	3/1/28	31,105	31,690
	Kimco Realty Corp.	4.250%	4/1/45	7,500	8,650
	Life Storage LP	2.200%	10/15/30	7,000	7,044
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	3,010	3,243
[8]	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.625%	6/15/25	3,550	3,763
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	9/1/26	1,440	1,526
[8]	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	3.875%	2/15/29	1,850	1,875
	Mid-America Apartments LP	4.000%	11/15/25	7,620	8,612
	Mid-America Apartments LP	3.600%	6/1/27	14,568	16,478
	Mid-America Apartments LP	3.950%	3/15/29	2,000	2,320
	Mid-America Apartments LP	2.750%	3/15/30	16,850	18,120
	MPT Operating Partnership LP / MPT Finance Corp.	3.500%	3/15/31	4,185	4,237
	National Retail Properties Inc.	4.000%	11/15/25	10,605	11,905
	National Retail Properties Inc.	3.500%	10/15/27	8,830	9,804
	National Retail Properties Inc.	4.300%	10/15/28	1,722	1,996
	National Retail Properties Inc.	2.500%	4/15/30	22,685	23,403
	Omega Healthcare Investors Inc.	5.250%	1/15/26	23,324	26,690
	Omega Healthcare Investors Inc.	4.750%	1/15/28	10,137	11,491
78

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Omega Healthcare Investors Inc.	3.625%	10/1/29	10,000	10,601
	Omega Healthcare Investors Inc.	3.375%	2/1/31	58,150	60,575
[8]	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	6,000	6,174
[8]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	7,000	7,797
[8]	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	11,900	13,647
	Physicians Realty LP	3.950%	1/15/28	5,775	6,230
[9]	Prologis Euro Finance LLC	1.500%	9/10/49	2,900	3,743
	Prologis LP	2.125%	4/15/27	8,400	8,928
	Prologis LP	4.375%	2/1/29	15,000	18,099
	Prologis LP	2.250%	4/15/30	10,000	10,502
	Prologis LP	1.250%	10/15/30	10,000	9,653
	Prologis LP	2.125%	10/15/50	10,000	8,835
	Public Storage	3.094%	9/15/27	7,137	8,006
	Public Storage	3.385%	5/1/29	18,527	21,001
[8]	Realogy Group LLC / Realogy Co-issuer Corp.	5.750%	1/15/29	1,240	1,271
	Realty Income Corp.	4.125%	10/15/26	45,976	53,709
	Realty Income Corp.	3.650%	1/15/28	18,669	21,138
[11]	Realty Income Corp.	1.625%	12/15/30	1,889	2,697
	Regency Centers LP	2.950%	9/15/29	8,150	8,648
	Sabra Health Care LP	5.125%	8/15/26	40,846	46,087
	Sabra Health Care LP	3.900%	10/15/29	21,580	22,438
[8]	Sba Communications Corp.	3.125%	2/1/29	3,100	3,088
	Simon Property Group LP	3.500%	9/1/25	20,797	22,924
	Simon Property Group LP	3.300%	1/15/26	9,920	10,876
	Simon Property Group LP	3.250%	11/30/26	24,342	26,938
	Simon Property Group LP	3.375%	6/15/27	21,390	24,044
	Simon Property Group LP	3.375%	12/1/27	31,489	35,651
	Simon Property Group LP	1.750%	2/1/28	25,000	25,019
	Simon Property Group LP	2.450%	9/13/29	18,700	19,242
	Simon Property Group LP	2.650%	7/15/30	7,000	7,232
	Simon Property Group LP	2.200%	2/1/31	10,000	9,974
	Simon Property Group LP	3.250%	9/13/49	5,000	4,938
	STORE Capital Corp.	2.750%	11/18/30	7,000	7,093
	UDR Inc.	2.950%	9/1/26	1,900	2,078
	UDR Inc.	1.900%	3/15/33	10,000	9,746
[6,8]	Uniti Group LP / Uniti Group Finance Inc. / CSL Capital LLC	6.500%	2/15/29	2,400	2,400
	Ventas Realty LP	3.250%	10/15/26	5,820	6,411
	Ventas Realty LP	3.850%	4/1/27	3,900	4,394
	VEREIT Operating Partnership LP	4.875%	6/1/26	2,600	3,058
	VEREIT Operating Partnership LP	3.950%	8/15/27	19,318	21,980
	VEREIT Operating Partnership LP	3.400%	1/15/28	11,670	12,795
	VEREIT Operating Partnership LP	2.200%	6/15/28	7,500	7,667
	VEREIT Operating Partnership LP	3.100%	12/15/29	15,000	15,967
	VEREIT Operating Partnership LP	2.850%	12/15/32	8,000	8,189
	Welltower Inc.	4.000%	6/1/25	9,753	10,974
	Welltower Inc.	4.250%	4/1/26	6,375	7,381
	Welltower Inc.	2.700%	2/15/27	10,970	11,888
	Welltower Inc.	4.250%	4/15/28	2,540	2,947
	Welltower Inc.	3.100%	1/15/30	4,000	4,318
	Welltower Inc.	2.750%	1/15/31	10,000	10,536
[11]	Westfield America Management Ltd.	2.125%	3/30/25	4,671	6,522
	Weyerhaeuser Co.	4.000%	11/15/29	5,198	6,031
	Weyerhaeuser Co.	4.000%	4/15/30	1,335	1,550
					1,792,160
Technology (4.6%)
	Adobe Inc.	2.150%	2/1/27	30,614	32,600
	Apple Inc.	3.250%	2/23/26	37,421	41,749
	Apple Inc.	2.450%	8/4/26	49,162	53,178
	Apple Inc.	2.050%	9/11/26	23,421	24,863
	Apple Inc.	3.350%	2/9/27	25,834	29,176
	Apple Inc.	3.200%	5/11/27	55,622	62,615
79

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Apple Inc.	2.900%	9/12/27	50,615	56,393
	Apple Inc.	2.400%	8/20/50	2,000	1,922
	Applied Materials Inc.	3.300%	4/1/27	17,037	19,258
	Autodesk Inc.	3.500%	6/15/27	9,000	10,170
	Autodesk Inc.	2.850%	1/15/30	15,000	16,237
	Automatic Data Processing Inc.	1.250%	9/1/30	12,000	11,652
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	19,450	20,983
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	55,328	61,767
	Broadcom Inc.	4.250%	4/15/26	21,027	23,859
	Broadcom Inc.	3.459%	9/15/26	20,000	22,017
[8]	Broadcom Inc.	1.950%	2/15/28	9,850	9,894
	Broadcom Inc.	4.110%	9/15/28	29,411	33,222
	Broadcom Inc.	4.750%	4/15/29	19,792	23,110
	Broadcom Inc.	5.000%	4/15/30	37,571	44,734
	Broadcom Inc.	4.150%	11/15/30	10,000	11,284
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	1,645	1,703
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	3,133	3,274
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	1,462	1,475
[8]	CommScope Inc.	6.000%	3/1/26	1,210	1,280
[8]	CommScope Inc.	8.250%	3/1/27	2,130	2,290
[8]	CommScope Inc.	7.125%	7/1/28	3,478	3,704
[8]	Dell International LLC / EMC Corp.	6.020%	6/15/26	40,095	48,255
[8]	Dell International LLC / EMC Corp.	6.100%	7/15/27	20,910	25,875
[8]	Dell International LLC / EMC Corp.	5.300%	10/1/29	18,472	22,218
[8]	Dell International LLC / EMC Corp.	6.200%	7/15/30	25,096	32,012
	Equifax Inc.	2.600%	12/15/25	10,000	10,738
	Equifax Inc.	3.100%	5/15/30	10,000	10,903
[9]	Fidelity National Information Services Inc.	0.125%	12/3/22	3,641	4,441
	Fiserv Inc.	3.200%	7/1/26	44,918	49,762
	Fiserv Inc.	2.250%	6/1/27	2,000	2,114
	Fiserv Inc.	2.650%	6/1/30	6,700	7,108
[8]	Gartner Inc.	4.500%	7/1/28	2,604	2,760
[8]	Gartner Inc.	3.750%	10/1/30	780	805
	HP Inc.	3.400%	6/17/30	7,230	7,852
	Intel Corp.	2.600%	5/19/26	5,134	5,564
	Intel Corp.	3.750%	3/25/27	5,340	6,149
	Intel Corp.	2.450%	11/15/29	53,413	57,071
	Intel Corp.	3.900%	3/25/30	17,363	20,563
	Intel Corp.	4.750%	3/25/50	2,000	2,689
	International Business Machines Corp.	3.300%	5/15/26	115,734	129,648
	International Business Machines Corp.	1.700%	5/15/27	1,271	1,307
	International Business Machines Corp.	3.500%	5/15/29	35,444	40,164
	International Business Machines Corp.	1.950%	5/15/30	22,000	22,335
	International Business Machines Corp.	2.950%	5/15/50	2,000	2,015
	Juniper Networks Inc.	3.750%	8/15/29	30,357	34,149
	Juniper Networks Inc.	2.000%	12/10/30	15,000	14,553
	Mastercard Inc.	3.300%	3/26/27	16,800	18,917
	Mastercard Inc.	2.950%	6/1/29	19,000	21,032
	Microsoft Corp.	2.525%	6/1/50	2,000	2,013
[8]	Nielsen Finance LLC / Nielsen Finance Co.	5.625%	10/1/28	3,525	3,772
	NVIDIA Corp.	2.850%	4/1/30	20,000	21,972
[8]	NXP BV / NXP Funding LLC	5.350%	3/1/26	18,000	21,541
	Oracle Corp.	2.950%	5/15/25	33,863	36,766
	Oracle Corp.	2.650%	7/15/26	35,687	38,751
	Oracle Corp.	2.950%	4/1/30	22,000	24,128
	Oracle Corp.	3.600%	4/1/50	2,000	2,218
	PayPal Holdings Inc.	2.850%	10/1/29	6,007	6,541
	Qorvo Inc.	4.375%	10/15/29	2,068	2,262
[8]	Qorvo Inc.	3.375%	4/1/31	1,215	1,245
	QUALCOMM Inc.	3.250%	5/20/27	68,234	76,847
	QUALCOMM Inc.	1.300%	5/20/28	36,811	36,690
80

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	QUALCOMM Inc.	1.650%	5/20/32	15,336	15,072
	RELX Capital Inc.	3.000%	5/22/30	13,800	15,057
	S&P Global Inc.	2.950%	1/22/27	10,649	11,697
[8]	Sabre GLBL Inc.	9.250%	4/15/25	1,400	1,652
[8]	Sabre GLBL Inc.	7.375%	9/1/25	1,628	1,754
[8]	Seagate HDD Cayman	3.125%	7/15/29	2,770	2,687
[8]	Seagate HDD Cayman	4.125%	1/15/31	4,100	4,295
[8]	Seagate HDD Cayman	3.375%	7/15/31	835	812
[8]	SS&C Technologies Inc.	5.500%	9/30/27	3,318	3,513
	Texas Instruments Inc.	2.250%	9/4/29	2,000	2,119
	Texas Instruments Inc.	1.750%	5/4/30	10,755	10,874
	Verisk Analytics Inc.	4.000%	6/15/25	13,000	14,653
	Verisk Analytics Inc.	4.125%	3/15/29	21,490	25,320
	Visa Inc.	2.050%	4/15/30	12,752	13,301
	VMware Inc.	4.650%	5/15/27	9,300	10,769
	VMware Inc.	3.900%	8/21/27	56,450	63,300
	VMware Inc.	4.700%	5/15/30	30,665	36,233
	Western Digital Corp.	4.750%	2/15/26	4,065	4,492
					1,737,754
Utilities (4.8%)
	AEP Transmission Co. LLC	3.100%	12/1/26	14,300	15,964
	Ameren Corp.	3.500%	1/15/31	15,245	17,271
	Ameren Illinois Co.	3.250%	3/1/25	11,680	12,747
	Ameren Illinois Co.	1.550%	11/15/30	9,785	9,698
	Appalachian Power Co.	3.300%	6/1/27	2,860	3,184
	Arizona Public Service Co.	2.600%	8/15/29	8,530	9,286
	Atmos Energy Corp.	3.000%	6/15/27	9,165	10,169
[10]	Ausgrid Finance Pty Ltd.	1.814%	2/5/27	3,000	2,299
[7,10]	Ausgrid Finance Pty Ltd., 3M Australian Bank Bill Rate + 1.220%	1.230%	10/30/24	9,160	7,018
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	10,955	12,393
[8]	Berkshire Hathaway Energy Co.	3.700%	7/15/30	19,800	22,909
[9]	Cadent Finance plc	0.750%	3/11/32	7,600	9,496
[8]	Calpine Corp.	4.500%	2/15/28	7,826	8,041
	CenterPoint Energy Inc.	4.250%	11/1/28	9,811	11,552
	CenterPoint Energy Inc.	2.950%	3/1/30	1,195	1,289
	Clearway Energy Operating LLC	5.000%	9/15/26	2,090	2,158
[8]	Clearway Energy Operating LLC	4.750%	3/15/28	1,725	1,850
	Commonwealth Edison Co.	3.100%	11/1/24	5,790	6,253
	Commonwealth Edison Co.	2.950%	8/15/27	2,000	2,224
	Commonwealth Edison Co.	2.200%	3/1/30	2,900	3,049
	Connecticut Light and Power Co.	3.200%	3/15/27	15,760	17,575
	Consolidated Edison Co. of New York Inc.	3.350%	4/1/30	10,000	11,224
[10]	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	30,550	25,978
	Dominion Energy Inc.	3.300%	3/15/25	3,410	3,730
	Dominion Energy Inc.	4.250%	6/1/28	3,590	4,272
	Dominion Energy Inc.	3.375%	4/1/30	2,010	2,244
	DTE Electric Co.	2.250%	3/1/30	24,694	26,133
	DTE Electric Co.	2.625%	3/1/31	20,126	21,846
	DTE Energy Co.	3.800%	3/15/27	17,355	19,875
	Duke Energy Carolinas LLC	3.950%	11/15/28	20,378	23,955
	Duke Energy Carolinas LLC	2.450%	8/15/29	11,375	12,090
	Duke Energy Carolinas LLC	2.450%	2/1/30	21,890	23,313
	Duke Energy Corp.	0.900%	9/15/25	15,475	15,488
	Duke Energy Florida LLC	3.200%	1/15/27	17,455	19,392
	Duke Energy Florida LLC	3.800%	7/15/28	28,923	33,491
	Duke Energy Florida LLC	2.500%	12/1/29	30,560	32,792
	Duke Energy Florida LLC	1.750%	6/15/30	34,710	34,922
	Duke Energy Ohio Inc.	2.125%	6/1/30	10,000	10,357
	Duke Energy Progress LLC	3.700%	9/1/28	5,781	6,679
	Duke Energy Progress LLC	3.450%	3/15/29	4,221	4,802
[8]	East Ohio Gas Co.	1.300%	6/15/25	3,475	3,530
81

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Edison International	5.750%	6/15/27	4,000	4,810
	Edison International	4.125%	3/15/28	2,000	2,207
[8]	Electricite de France SA	4.500%	9/21/28	5,000	5,901
[9]	Elenia Finance Oyj	0.375%	2/6/27	17,095	20,939
[9]	Elia Transmission Belgium SA	0.875%	4/28/30	900	1,146
[8]	Engie SA	2.875%	10/10/22	3,480	3,609
	Entergy Arkansas LLC	3.500%	4/1/26	24,212	27,169
	Entergy Corp.	2.800%	6/15/30	9,400	10,032
	Entergy Louisiana LLC	2.400%	10/1/26	18,176	19,509
	Entergy Louisiana LLC	3.120%	9/1/27	26,734	29,782
	Entergy Louisiana LLC	1.600%	12/15/30	5,050	4,992
	Entergy Texas Inc.	4.000%	3/30/29	3,129	3,624
	Entergy Texas Inc.	1.750%	3/15/31	2,030	2,013
	Evergy Inc.	2.900%	9/15/29	48,540	52,475
	Evergy Kansas Central Inc.	2.550%	7/1/26	16,615	17,894
	Evergy Kansas Central Inc.	3.100%	4/1/27	5,800	6,374
	Eversource Energy	1.650%	8/15/30	9,145	8,985
	Exelon Corp.	3.950%	6/15/25	8,452	9,498
	Exelon Corp.	3.400%	4/15/26	845	942
	Exelon Corp.	4.050%	4/15/30	25,075	29,263
[9]	IE2 Holdco SAU	2.875%	6/1/26	10,700	14,763
	ITC Holdings Corp.	3.250%	6/30/26	9,700	10,744
	ITC Holdings Corp.	3.350%	11/15/27	18,745	21,075
	Kallpa Generacion SA	4.875%	5/24/26	3,290	3,640
	Kallpa Generacion SA	4.125%	8/16/27	13,575	14,644
	MidAmerican Energy Co.	3.100%	5/1/27	4,811	5,368
	MidAmerican Energy Co.	3.650%	4/15/29	6,315	7,389
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	11,680	13,237
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	13,055	15,160
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	43,386	50,052
	Nevada Power Co.	2.400%	5/1/30	11,640	12,356
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	6,926	7,888
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	7,275	8,211
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	12,000	12,915
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	15,000	15,526
	NRG Energy Inc.	7.250%	5/15/26	1,810	1,898
	NRG Energy Inc.	6.625%	1/15/27	1,545	1,620
[8]	NRG Energy Inc.	2.450%	12/2/27	26,860	28,016
[8]	NRG Energy Inc.	3.625%	2/15/31	4,190	4,363
	NSTAR Electric Co.	3.250%	11/15/25	10,000	10,989
	NSTAR Electric Co.	3.200%	5/15/27	44,419	50,266
	NTPC Ltd.	4.250%	2/26/26	6,250	6,822
	Ohio Power Co.	1.625%	1/15/31	19,900	19,928
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	52,271	60,695
	Oncor Electric Delivery Co. LLC	5.750%	3/15/29	19,475	25,332
	Pacific Gas and Electric Co.	3.150%	1/1/26	20,000	21,369
	Pacific Gas and Electric Co.	3.300%	12/1/27	10,000	10,773
	Pacific Gas and Electric Co.	2.500%	2/1/31	15,000	14,867
	PacifiCorp	3.350%	7/1/25	17,720	19,536
	PacifiCorp	3.500%	6/15/29	19,585	22,421
	PacifiCorp	2.700%	9/15/30	13,815	14,986
[8]	Pattern Energy Operations LP / Pattern Energy Operations Inc.	4.500%	8/15/28	1,410	1,488
[8,9]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	13,940	16,885
	PG&E Corp.	5.250%	7/1/30	2,604	2,864
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	20,625	23,322
	Public Service Electric and Gas Co.	3.000%	5/15/27	4,700	5,182
	Public Service Electric and Gas Co.	3.700%	5/1/28	2,570	2,949
	Public Service Electric and Gas Co.	3.650%	9/1/28	3,270	3,761
	Public Service Electric and Gas Co.	3.200%	5/15/29	31,239	35,043
	Public Service Electric and Gas Co.	2.450%	1/15/30	7,500	8,059
	Public Service Enterprise Group Inc.	1.600%	8/15/30	40,000	38,782
82

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Puget Energy Inc.	3.650%	5/15/25	13,665	15,067
	Sempra Energy	3.250%	6/15/27	6,360	7,079
	Southern California Edison Co.	3.700%	8/1/25	13,871	15,396
	Southern California Edison Co.	1.200%	2/1/26	6,529	6,566
	Southern California Edison Co.	4.200%	3/1/29	9,000	10,530
	Southern California Edison Co.	2.250%	6/1/30	10,000	10,247
	Southern California Gas Co.	2.600%	6/15/26	19,630	21,246
	Southern California Gas Co.	2.550%	2/1/30	5,790	6,175
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	4,125	4,583
	Southern Co. Gas Capital Corp.	1.750%	1/15/31	10,000	9,874
	Southwestern Electric Power Co.	4.100%	9/15/28	26,793	31,084
[9]	SSE plc	1.375%	9/4/27	400	525
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	4,005	4,410
	State Grid Overseas Investment 2016 Ltd.	3.750%	5/2/23	5,245	5,583
	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	16,000	18,011
	Union Electric Co.	2.950%	6/15/27	12,861	14,211
	Union Electric Co.	3.500%	3/15/29	4,517	5,143
	Union Electric Co.	2.950%	3/15/30	18,000	19,879
	Virginia Electric and Power Co.	3.150%	1/15/26	12,295	13,555
	Virginia Electric and Power Co.	2.950%	11/15/26	56,282	62,130
	Virginia Electric and Power Co.	3.500%	3/15/27	20,267	22,983
[8]	Vistra Operations Co. LLC	5.500%	9/1/26	4,949	5,153
[8]	Vistra Operations Co. LLC	5.625%	2/15/27	1,769	1,866
[8]	Vistra Operations Co. LLC	5.000%	7/31/27	4,945	5,198
	WEC Energy Group Inc.	1.375%	10/15/27	45,000	45,432
					1,810,812
Total Corporate Bonds (Cost $26,724,724)					28,206,134
Sovereign Bonds (4.8%)
[8]	Banque Ouest Africaine de Developpement	5.000%	7/27/27	1,329	1,508
[8]	Banque Ouest Africaine de Developpement	4.700%	10/22/31	4,150	4,529
[8]	CDP Financial Inc.	3.150%	7/24/24	8,000	8,695
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	5,382	6,092
[8]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	16,731	16,940
	Dominican Republic	6.500%	2/15/48	879	997
	Dominican Republic	6.400%	6/5/49	1,306	1,462
[8]	Dominican Republic	5.875%	1/30/60	4,770	4,961
	Dominican Republic	5.875%	1/30/60	2,900	3,032
[8]	Dominican Republic International Bond	5.300%	1/21/41	3,813	3,918
[8]	Emirate of Abu Dhabi	3.125%	4/16/30	23,800	26,594
	Emirate of Abu Dhabi	3.125%	4/16/30	14,220	15,877
	Export-Import Bank of India	3.875%	3/12/24	3,900	4,198
	Export-Import Bank of India	3.375%	8/5/26	3,000	3,239
[8]	Export-Import Bank of India	3.875%	2/1/28	9,675	10,581
	Export-Import Bank of India	3.875%	2/1/28	10,000	10,936
	Export-Import Bank of Korea	3.000%	11/1/22	37,991	39,723
	Federative Republic of Brazil	3.875%	6/12/30	29,795	30,680
	Federative Republic of Brazil	4.750%	1/14/50	16,664	16,622
	Fondo MIVIVIENDA SA	3.500%	1/31/23	12,050	12,651
[8]	Government of Bermuda	4.138%	1/3/23	10,964	11,652
[8]	Government of Bermuda	4.854%	2/6/24	3,517	3,905
	Government of Bermuda	4.854%	2/6/24	8,791	9,789
	Government of Bermuda	4.750%	2/15/29	12,860	15,564
[8,9]	Kingdom of Morocco	2.000%	9/30/30	28,190	35,101
[8]	Kingdom of Morocco	3.000%	12/15/32	25,000	25,156
[8]	Kingdom of Saudi Arabia	2.375%	10/26/21	785	795
	Kingdom of Saudi Arabia	2.375%	10/26/21	37,948	38,393
	Kingdom of Saudi Arabia	4.000%	4/17/25	38,750	43,219
	Kingdom of Saudi Arabia	2.900%	10/22/25	34,560	37,184
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	2,800	2,916
	KSA Sukuk Ltd.	2.894%	4/20/22	12,050	12,394
83

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	KSA Sukuk Ltd.	3.628%	4/20/27	63,614	71,316
	North American Development Bank	2.400%	10/26/22	343	352
	Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	32,604	37,495
	Perusahaan Penerbit SBSN Indonesia III	4.150%	3/29/27	28,066	31,960
[8,9]	Republic of Albania	3.500%	6/16/27	6,000	7,815
[4]	Republic of Azerbaijan	3.500%	9/1/32	17,746	18,603
	Republic of Chile	3.100%	1/22/61	13,480	13,642
	Republic of Colombia	4.000%	2/26/24	15,248	16,375
	Republic of Colombia	4.500%	1/28/26	102,499	115,250
	Republic of Colombia	10.375%	1/28/33	33,694	54,133
	Republic of Croatia	6.375%	3/24/21	7,250	7,311
	Republic of Guatemala	4.500%	5/3/26	8,972	9,807
	Republic of Hungary	6.375%	3/29/21	13,614	13,743
	Republic of Hungary	5.375%	2/21/23	28,264	31,090
	Republic of Hungary	5.750%	11/22/23	22,042	25,183
[9]	Republic of Hungary	1.125%	4/28/26	11,200	14,318
[8]	Republic of Indonesia	3.700%	1/8/22	3,124	3,214
	Republic of Indonesia	3.750%	4/25/22	87,775	91,115
	Republic of Indonesia	5.375%	10/17/23	6,400	7,202
	Republic of Indonesia	4.450%	4/15/70	2,967	3,627
[8]	Republic of Lithuania	6.125%	3/9/21	7,400	7,443
	Republic of Lithuania	6.125%	3/9/21	42,212	42,472
	Republic of Lithuania	6.625%	2/1/22	12,000	12,761
	Republic of Panama	4.000%	9/22/24	38,317	42,149
	Republic of Panama	3.750%	3/16/25	28,263	31,054
	Republic of Panama	7.125%	1/29/26	36,413	46,381
	Republic of Panama	8.875%	9/30/27	1,350	1,931
	Republic of Panama	9.375%	4/1/29	5,000	7,663
	Republic of Panama	8.125%	4/28/34	9,236	13,311
	Republic of Peru	7.350%	7/21/25	12,414	15,711
	Republic of Peru	2.392%	1/23/26	15,000	15,853
	Republic of Poland	5.125%	4/21/21	10,505	10,610
	Republic of Serbia	7.250%	9/28/21	1,739	1,811
[8,9]	Republic of Serbia	3.125%	5/15/27	18,643	25,226
[9]	Republic of Serbia	3.125%	5/15/27	3,700	5,006
	Republic of Slovenia	5.500%	10/26/22	36,251	39,542
	Republic of South Africa	4.850%	9/27/27	13,320	14,136
	Republic of Trinidad and Tobago	4.500%	8/4/26	6,111	6,650
	Republic of Turkey	6.250%	9/26/22	23,191	24,259
	Republic of Turkey	3.250%	3/23/23	6,630	6,606
	Republic of Turkey	5.750%	5/11/47	790	722
	Romania	4.375%	8/22/23	1,000	1,091
[8,9]	Romania	3.624%	5/26/30	5,850	8,439
[9]	Romania	2.625%	12/2/40	5,520	6,969
[9]	Romania	3.375%	1/28/50	3,838	5,244
[8,9]	Romania	3.375%	1/28/50	6,196	8,466
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	3,720	4,040
	Sharjah Sukuk Program Ltd.	2.942%	6/10/27	22,223	23,047
	Socialist Republic of Vietnam	4.800%	11/19/24	10,000	11,289
[16]	SoQ Sukuk A QSC	3.241%	1/18/23	1,000	1,053
	State of Israel	3.150%	6/30/23	2,000	2,127
	State of Israel	3.375%	1/15/50	22,266	24,234
	State of Israel	4.500%	4/3/20	9,462	12,185
	State of Qatar	2.375%	6/2/21	775	780
	State of Qatar	3.875%	4/23/23	31,735	34,067
	United Mexican States	3.750%	1/11/28	20,000	22,271
	United Mexican States	4.500%	4/22/29	154,981	178,979
	United Mexican States	2.659%	5/24/31	16,466	16,445
[9]	United Mexican States	1.450%	10/25/33	8,625	10,149
	United Mexican States	4.600%	1/23/46	3,616	3,978
84

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
			Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
		United Mexican States	3.750%	4/19/71	5,160	4,851
Total Sovereign Bonds (Cost $1,697,481)						1,783,855
Taxable Municipal Bonds (0.2%)
		Allentown Neighborhood Improvement Zone Development Authority Sales Tax Revenue	5.420%	5/1/21	4,000	4,020
[17]		New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	15,435	20,254
[7]		New Mexico Educational Assistance Foundation Student Loan Revenue, 1M USD LIBOR + 0.700%	0.844%	1/2/25	1,045	1,046
		New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.125%	2/1/24	1,500	1,709
		New York State Dormitory Authority Lease Revenue	3.892%	12/1/24	2,000	2,244
		New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	400	456
		New York Transportation Development Corp. Miscellaneous Revenue	4.248%	9/1/35	4,765	5,252
		Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.859%	12/1/24	2,000	2,413
		San Diego County Regional Airport Authority Port, Airport & Marina Revenue	3.730%	7/1/21	800	807
		San Diego County Regional Airport Authority Port, Airport & Marina Revenue	5.594%	7/1/43	6,200	6,533
		Sonoma County CA Miscellaneous Revenue	6.000%	12/1/29	4,540	5,691
		Texas GO	3.682%	8/1/24	2,000	2,103
		Texas Private Activity Bond Surface Transportation Corp. Highway Revenue	3.922%	12/31/49	8,550	9,789
		University of California College & University Revenue	2.300%	5/15/21	1,000	1,006
Total Taxable Municipal Bonds (Cost $58,749)						63,323
					Shares
Temporary Cash Investments (4.0%)
Money Market Fund (4.0%)
[18]		Vanguard Market Liquidity Fund (Cost $1,497,386)	0.107%		14,973,915	1,497,392
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	NGFP	1/13/23	0.603%	317,328	1,415
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.608% Semiannually	CITNA	1/17/23	0.608%	318,214	1,434
						2,849
85

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Put Swaptions
5-Year CDX-NA-IG-S35-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	2/17/21	0.600%	86,175	95
Total Options Purchased (Cost $2,863)					2,944
Total Investments (102.0%) (Cost $36,475,305)					38,155,351
Other Assets and Liabilities—Net (-2.0%)					(757,566)
Net Assets (100%)					37,397,785
Cost is in $000.
1	Securities with a value of $52,941,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $15,375,000 have been segregated as initial margin for open futures contracts.
3	Securities with a value of $473,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2021.
7	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2021, the aggregate value was $3,560,931,000, representing 9.5% of net assets.
9	Face amount denominated in euro.
10	Face amount denominated in Australian dollars.
11	Face amount denominated in British pounds.
12	Guaranteed by the Republic of Azerbaijan.
13	Guaranteed by multiple countries.
14	Non-income-producing security—security in default.
15	Security value determined using significant unobservable inputs.
16	Guaranteed by the State of Qatar.
17	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
18	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1M—1-month.
1YR—1-year.
3M—3-month.
CITNA—Citibank NA.
CMT—Constant Maturing Treasury Rate.
GO—General Obligation Bond.
JPMC—JPMorgan Chase Bank, N.A.
LIBOR—London Interbank Offered Rate.
NGFP—Nomura Global Financial Products Inc.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
86

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (5.0%)
U.S. Government Securities (4.7%)
	U.S. Treasury Note/Bond	0.125%	10/31/22	2,600	2,600
	U.S. Treasury Note/Bond	0.250%	4/15/23	15,000	15,038
[1]	U.S. Treasury Note/Bond	0.625%	3/31/27	22,000	21,993
	U.S. Treasury Note/Bond	5.250%	2/15/29	27,875	37,326
	U.S. Treasury Note/Bond	1.500%	2/15/30	28,000	29,203
	U.S. Treasury Note/Bond	0.625%	5/15/30	95,000	91,527
[2]	U.S. Treasury Note/Bond	0.625%	8/15/30	40,000	38,413
	U.S. Treasury Note/Bond	4.500%	2/15/36	50,000	71,563
	U.S. Treasury Note/Bond	4.750%	2/15/37	50,000	74,203
[2]	U.S. Treasury Note/Bond	1.125%	8/15/40	84,390	76,966
	U.S. Treasury Note/Bond	4.750%	2/15/41	70,000	108,303
	U.S. Treasury Note/Bond	3.750%	8/15/41	5,094	6,997
[2,3]	U.S. Treasury Note/Bond	2.875%	5/15/43	35,000	42,662
	U.S. Treasury Note/Bond	3.000%	11/15/44	55,000	68,561
	U.S. Treasury Note/Bond	3.000%	11/15/45	8,308	10,398
[2,3]	U.S. Treasury Note/Bond	2.375%	11/15/49	100,000	112,562
[3]	U.S. Treasury Note/Bond	1.250%	5/15/50	43,250	37,411
[2,3]	U.S. Treasury Note/Bond	1.375%	8/15/50	107,565	96,069
[2]	U.S. Treasury Strip Principal	0.010%	2/15/48	45,000	27,081
					968,876
Agency Bonds and Notes (0.3%)
	Tennessee Valley Authority	5.250%	9/15/39	33,800	50,527
	Tennessee Valley Authority	4.250%	9/15/65	10,000	14,302
					64,829
Nonconventional Mortgage-Backed Securities (0.0%)
[4]	Ginnie Mae REMICS	3.000%	8/20/47	4	4
Total U.S. Government and Agency Obligations (Cost $987,255)					1,033,709
Corporate Bonds (78.6%)
Communications (7.4%)
	Activision Blizzard Inc.	2.500%	9/15/50	3,390	3,097
	Alphabet Inc.	1.900%	8/15/40	25,925	24,374
	Alphabet Inc.	2.050%	8/15/50	19,215	17,386
	Alphabet Inc.	2.250%	8/15/60	18,855	17,015
	America Movil SAB de CV	4.375%	4/22/49	49,405	61,597
	AT&T Inc.	3.500%	6/1/41	9,800	10,100
	AT&T Inc.	3.100%	2/1/43	10,910	10,606
	AT&T Inc.	3.650%	6/1/51	13,690	13,685
	AT&T Inc.	3.300%	2/1/52	31,415	29,613
[5]	AT&T Inc.	3.550%	9/15/55	3,213	3,059
[5]	AT&T Inc.	3.800%	12/1/57	6,697	6,694
	Charter Communications Operating, LLC / Charter Communications Operating Capital Corp.	3.850%	4/1/61	21,640	20,724
	Comcast Corp.	5.650%	6/15/35	29,942	41,485
	Comcast Corp.	6.500%	11/15/35	4,320	6,480
	Comcast Corp.	3.200%	7/15/36	16,810	18,506
	Comcast Corp.	3.900%	3/1/38	39,335	46,215
	Comcast Corp.	6.400%	5/15/38	3,452	5,196
	Comcast Corp.	4.600%	10/15/38	54,153	69,141
	Comcast Corp.	3.250%	11/1/39	3,000	3,256
	Comcast Corp.	3.750%	4/1/40	8,040	9,273
	Comcast Corp.	4.650%	7/15/42	1,000	1,296
	Comcast Corp.	4.500%	1/15/43	1,184	1,496
	Comcast Corp.	4.750%	3/1/44	59,170	77,388
	Comcast Corp.	4.600%	8/15/45	29,645	38,338
	Comcast Corp.	3.400%	7/15/46	20,295	22,162
	Comcast Corp.	4.000%	8/15/47	18,875	22,589
	Comcast Corp.	3.969%	11/1/47	85,688	101,474
87

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Comcast Corp.	4.000%	3/1/48	25,340	30,291
	Comcast Corp.	4.700%	10/15/48	31,870	42,179
	Comcast Corp.	3.999%	11/1/49	28,176	33,782
	Comcast Corp.	3.450%	2/1/50	2,000	2,223
	Comcast Corp.	2.800%	1/15/51	12,285	12,170
	Comcast Corp.	2.450%	8/15/52	2,000	1,835
	Comcast Corp.	4.049%	11/1/52	33,810	41,197
	Comcast Corp.	4.950%	10/15/58	85,850	122,102
[5]	CSC Holdings LLC	5.375%	2/1/28	245	260
[5]	CSC Holdings LLC	6.500%	2/1/29	195	217
[5]	CSC Holdings LLC	5.750%	1/15/30	230	248
[5]	CSC Holdings LLC	4.625%	12/1/30	156	159
[5]	Deutsche Telekom AG	3.625%	1/21/50	3,180	3,529
	Discovery Communications LLC	4.650%	5/15/50	1,950	2,342
[5]	Expedia Group Inc.	6.250%	5/1/25	85	98
	Fox Corp.	5.576%	1/25/49	966	1,336
[5]	Frontier Communications Corp.	5.875%	10/15/27	45	48
[5]	Frontier Communications Corp.	5.000%	5/1/28	215	222
[5]	Frontier Communications Corp.	6.750%	5/1/29	70	74
	Lamar Media Corp.	5.750%	2/1/26	55	57
	Lamar Media Corp.	3.750%	2/15/28	80	81
	Lamar Media Corp.	4.875%	1/15/29	40	42
	Lamar Media Corp.	4.000%	2/15/30	98	100
[5]	Lamar Media Corp.	3.625%	1/15/31	90	91
[5]	Level 3 Financing Inc.	4.625%	9/15/27	353	367
[5]	Level 3 Financing Inc.	4.250%	7/1/28	95	97
[5]	Level 3 Financing Inc.	3.625%	1/15/29	115	115
	NBCUniversal Media LLC	5.950%	4/1/41	16,947	25,022
	NBCUniversal Media LLC	4.450%	1/15/43	22,650	28,529
[5]	Netflix Inc.	3.625%	6/15/25	290	314
[5]	Nexstar Broadcasting Inc.	5.625%	7/15/27	182	193
[5]	Nexstar Broadcasting Inc.	4.750%	11/1/28	130	134
[5]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.250%	1/15/29	35	35
[5]	QualityTech LP / QTS Finance Corp.	3.875%	10/1/28	70	71
[5]	Scripps Escrow II Inc.	3.875%	1/15/29	40	40
[5]	Scripps Escrow II Inc.	5.375%	1/15/31	180	182
[5]	Sinclair Television Group Inc.	4.125%	12/1/30	230	229
[5]	Sirius XM Radio Inc.	4.625%	7/15/24	104	108
[5]	Sirius XM Radio Inc.	5.000%	8/1/27	99	104
	Sprint Corp.	7.125%	6/15/24	345	402
	Sprint Corp.	7.625%	3/1/26	60	74
[5]	Tegna Inc.	4.750%	3/15/26	115	122
	Telefonica Emisiones SA	4.665%	3/6/38	950	1,127
	Telefonica Emisiones SA	4.895%	3/6/48	2,475	3,008
[5]	Tencent Holdings Ltd.	3.925%	1/19/38	24,740	27,580
	Time Warner Cable LLC	6.550%	5/1/37	11,975	16,345
	T-Mobile USA Inc.	4.500%	2/1/26	225	230
	T-Mobile USA Inc.	2.250%	2/15/26	205	207
	T-Mobile USA Inc.	2.875%	2/15/31	45	45
[5]	T-Mobile USA Inc.	4.375%	4/15/40	5,910	6,880
[5]	T-Mobile USA Inc.	3.000%	2/15/41	12,930	12,697
[5]	T-Mobile USA Inc.	4.500%	4/15/50	5,815	6,847
[5]	T-Mobile USA Inc.	3.300%	2/15/51	14,660	14,219
	TWDC Enterprises 18 Corp.	3.000%	7/30/46	3,837	3,950
	TWDC Enterprises 18 Corp.	7.550%	7/15/93	15,662	17,918
[5]	Twitter Inc.	3.875%	12/15/27	270	283
[5]	Urban One Inc.	7.375%	2/1/28	90	91
	Verizon Communications Inc.	4.500%	8/10/33	10,000	12,332
	Verizon Communications Inc.	4.812%	3/15/39	20,605	26,007
	Verizon Communications Inc.	2.650%	11/20/40	13,125	12,753
	Verizon Communications Inc.	4.862%	8/21/46	14,990	19,276
88

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Verizon Communications Inc.	4.672%	3/15/55	27,145	34,724
	ViacomCBS Inc.	4.200%	5/19/32	3,000	3,549
[5]	Virgin Media Finance plc	5.000%	7/15/30	50	51
[5]	Virgin Media Vendor Financing Notes IV DAC	5.000%	7/15/28	120	125
[5]	Vmed O2 UK Financing I plc	4.250%	1/31/31	105	105
	Vodafone Group plc	5.250%	5/30/48	2,090	2,790
	Walt Disney Co.	6.200%	12/15/34	3,326	4,904
	Walt Disney Co.	6.400%	12/15/35	17,218	25,892
	Walt Disney Co.	6.650%	11/15/37	2,650	4,058
	Walt Disney Co.	4.625%	3/23/40	11,720	14,855
	Walt Disney Co.	3.500%	5/13/40	56,715	63,701
	Walt Disney Co.	4.750%	9/15/44	5,474	7,143
	Walt Disney Co.	2.750%	9/1/49	57,575	56,605
	Walt Disney Co.	3.600%	1/13/51	73,656	83,915
[5]	WMG Acquisition Corp.	3.000%	2/15/31	90	88
[6]	WPP Finance SA	3.750%	5/19/32	1,000	1,591
[5]	Zayo Group Holdings Inc.	4.000%	3/1/27	165	165
[5]	Zayo Group Holdings Inc.	6.125%	3/1/28	50	52
					1,519,174
Consumer Discretionary (5.2%)
[5]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	270	275
[5]	1011778 BC ULC / New Red Finance Inc.	3.500%	2/15/29	50	50
[5]	1011778 BC ULC / New Red Finance Inc.	4.000%	10/15/30	135	134
	Alibaba Group Holding Ltd.	4.000%	12/6/37	31,000	35,047
	Alibaba Group Holding Ltd.	4.200%	12/6/47	14,873	17,547
	Alibaba Group Holding Ltd.	4.400%	12/6/57	13,080	16,226
	Amazon.com Inc.	4.800%	12/5/34	3,154	4,204
	Amazon.com Inc.	3.875%	8/22/37	50,000	60,325
	Amazon.com Inc.	4.950%	12/5/44	6,000	8,388
	Amazon.com Inc.	4.050%	8/22/47	95,075	119,673
	Amazon.com Inc.	2.500%	6/3/50	18,520	18,215
	Amazon.com Inc.	4.250%	8/22/57	49,348	66,280
	Amazon.com Inc.	2.700%	6/3/60	20,830	20,962
[5]	American Builders & Contractors Supply Co. Inc.	5.875%	5/15/26	30	31
[5]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	150	155
[4]	American University	3.672%	4/1/49	2,563	3,042
	Asbury Automotive Group Inc.	4.500%	3/1/28	149	154
	Asbury Automotive Group Inc.	4.750%	3/1/30	220	233
	Bowdoin College	4.693%	7/1/12	2,500	2,941
[5]	Burlington Coat Factory Warehouse Corp.	6.250%	4/15/25	100	107
[5]	Caesars Entertainment Inc.	8.125%	7/1/27	121	132
[5]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	18	19
	California Institute of Technology	3.650%	9/1/19	3,875	4,305
[5]	Carnival Corp.	11.500%	4/1/23	160	182
[5]	Carnival Corp.	7.625%	3/1/26	68	72
[5]	Churchill Downs Inc.	5.500%	4/1/27	305	319
[5]	Churchill Downs Inc.	4.750%	1/15/28	243	252
[5]	Clarios Global LP	6.750%	5/15/25	35	37
[5]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	320	339
[4]	Duke University	2.682%	10/1/44	6,100	6,249
[4]	Duke University	2.832%	10/1/55	9,635	10,264
	Ford Motor Co.	8.500%	4/21/23	60	67
	Ford Motor Credit Co. LLC	3.087%	1/9/23	70	71
	Ford Motor Credit Co. LLC	4.134%	8/4/25	35	37
	Ford Motor Credit Co. LLC	3.375%	11/13/25	480	487
	Ford Motor Credit Co. LLC	4.125%	8/17/27	190	200
	Ford Motor Credit Co. LLC	3.815%	11/2/27	60	62
	General Motors Co.	5.200%	4/1/45	1,500	1,850
	George Washington University	4.300%	9/15/44	2,890	3,525
	Georgetown University	4.315%	4/1/49	6,995	8,748
	Georgetown University	2.943%	4/1/50	15,535	14,977
89

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Georgetown University	5.215%	10/1/18	940	1,320
	Goodyear Tire & Rubber Co.	9.500%	5/31/25	60	67
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	255	259
[5]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	375	395
[5]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	55	59
[5]	Hilton Domestic Operating Co. Inc.	4.000%	5/1/31	225	231
	Home Depot Inc.	5.875%	12/16/36	40,370	59,995
	Home Depot Inc.	3.300%	4/15/40	4,660	5,260
	Home Depot Inc.	5.400%	9/15/40	947	1,335
	Home Depot Inc.	5.950%	4/1/41	18,480	27,623
	Home Depot Inc.	4.200%	4/1/43	6,035	7,521
	Home Depot Inc.	4.875%	2/15/44	60,115	81,480
	Home Depot Inc.	4.400%	3/15/45	12,900	16,575
	Home Depot Inc.	4.250%	4/1/46	21,515	27,267
	Home Depot Inc.	3.900%	6/15/47	24,950	30,219
	Home Depot Inc.	4.500%	12/6/48	22,560	29,858
	Home Depot Inc.	3.125%	12/15/49	2,450	2,659
	Home Depot Inc.	2.375%	3/15/51	11,065	10,357
	Home Depot Inc.	3.500%	9/15/56	7,632	8,902
[5]	International Game Technology plc	6.250%	1/15/27	20	23
[5]	International Game Technology plc	5.250%	1/15/29	75	80
[4]	Johns Hopkins University	2.813%	1/1/60	2,690	2,709
[5]	Ken Garff Automotive LLC	4.875%	9/15/28	80	82
[5]	L Brands Inc.	6.875%	7/1/25	35	38
[5]	Lithia Motors Inc.	4.625%	12/15/27	100	106
[5]	Lithia Motors Inc.	4.375%	1/15/31	45	48
[5]	Live Nation Entertainment Inc.	5.625%	3/15/26	29	30
[5]	Live Nation Entertainment Inc.	6.500%	5/15/27	55	61
[5]	Live Nation Entertainment Inc.	4.750%	10/15/27	70	70
[5]	Live Nation Entertainment Inc.	3.750%	1/15/28	105	106
	Lowe's Cos. Inc.	3.700%	4/15/46	11,425	12,942
	Marriott International Inc.	4.625%	6/15/30	140	160
[4]	Massachusetts Institute of Technology	3.959%	7/1/38	24,140	30,034
	McDonald's Corp.	4.450%	9/1/48	10,000	12,590
	McDonald's Corp.	3.625%	9/1/49	6,000	6,743
	McDonald's Corp.	4.200%	4/1/50	1,000	1,230
	NIKE Inc.	3.250%	3/27/40	9,055	10,192
	NIKE Inc.	3.625%	5/1/43	30,604	35,801
	NIKE Inc.	3.875%	11/1/45	23,710	29,191
	NIKE Inc.	3.375%	11/1/46	19,840	22,621
	NIKE Inc.	3.375%	3/27/50	695	799
[4]	Northwestern University	2.640%	12/1/50	6,700	6,847
[5]	Park River Holdings Inc.	5.625%	2/1/29	130	129
[5,7]	Petsmart Inc.	4.750%	2/15/28	50	50
[5,7]	Petsmart Inc.	7.750%	2/15/29	65	65
	President and Fellows of Harvard College	5.625%	10/1/38	2,500	3,636
[5]	President and Fellows of Harvard College	6.500%	1/15/39	3,709	5,946
	President and Fellows of Harvard College	4.875%	10/15/40	750	1,059
	President and Fellows of Harvard College	3.150%	7/15/46	17,450	20,104
	Rockefeller Foundation	2.492%	10/1/50	34,515	34,778
[5]	Royal Caribbean Cruises Ltd.	10.875%	6/1/23	20	22
[5]	Royal Caribbean Cruises Ltd.	9.125%	6/15/23	20	22
[5]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	35	40
	Tri Pointe Homes Inc.	5.700%	6/15/28	185	208
	Trustees of the University of Pennsylvania	3.610%	2/15/19	20,230	22,695
[4]	University of Chicago	2.761%	4/1/45	11,735	12,161
[4]	University of Chicago	2.547%	4/1/50	8,120	8,070
[5]	Vail Resorts Inc.	6.250%	5/15/25	275	291
[8]	Volkswagen International Finance NV	3.300%	3/22/33	1,000	1,547
[5]	White Cap Buyer LLC	6.875%	10/15/28	45	47
[5]	William Carter Co.	5.500%	5/15/25	155	165
90

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	Williams Scotsman International Inc.	4.625%	8/15/28	79	82
[5]	WK Kellogg Foundation Trust	2.443%	10/1/50	29,015	28,311
[5]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	118	120
	Yale University	2.402%	4/15/50	19,845	19,929
					1,069,545
Consumer Staples (4.7%)
[5,7]	7-Eleven Inc.	2.800%	2/10/51	5,800	5,718
	Altria Group Inc.	5.800%	2/14/39	2,250	2,898
	Altria Group Inc.	4.450%	5/6/50	1,130	1,290
	Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	517
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	17,545	21,615
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	21,400	23,947
[8]	Anheuser-Busch InBev SA	3.700%	4/2/40	700	1,194
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	1,000	1,192
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	12,383	20,649
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	16,330	18,015
	Archer-Daniels-Midland Co.	4.500%	3/15/49	28,749	39,668
	BAT Capital Corp.	4.390%	8/15/37	1,375	1,516
	BAT Capital Corp.	4.540%	8/15/47	1,535	1,669
	BAT Capital Corp.	4.758%	9/6/49	2,500	2,767
[5]	Cargill Inc.	4.760%	11/23/45	20,000	26,390
	Coca-Cola Co.	2.600%	6/1/50	40,500	39,971
	Coca-Cola Co.	2.500%	3/15/51	33,665	32,406
	Dollar General Corp.	4.125%	4/3/50	1,250	1,512
	Estee Lauder Cos. Inc.	3.125%	12/1/49	18,964	21,097
	Hershey Co.	3.125%	11/15/49	25,500	27,636
	Hershey Co.	2.650%	6/1/50	2,000	2,012
	Kimberly-Clark Corp.	6.625%	8/1/37	4,800	7,628
	Kimberly-Clark Corp.	3.200%	7/30/46	19,400	22,044
	Kimberly-Clark Corp.	2.875%	2/7/50	20,685	22,232
	Kraft Heinz Foods Co.	3.875%	5/15/27	145	158
	Kroger Co.	3.875%	10/15/46	2,000	2,277
[5]	Lamb Weston Holdings Inc.	4.625%	11/1/24	80	83
[5]	Lamb Weston Holdings Inc.	4.875%	11/1/26	210	218
[5]	Lamb Weston Holdings Inc.	4.875%	5/15/28	80	89
[5]	Mars Inc.	2.375%	7/16/40	3,500	3,471
	Mead Johnson Nutrition Co.	4.600%	6/1/44	3,571	4,599
[5]	Nestle Holdings Inc.	3.900%	9/24/38	49,785	59,929
[5]	Nestle Holdings Inc.	4.000%	9/24/48	23,255	29,369
	PepsiCo Inc.	4.000%	3/5/42	2,038	2,495
	PepsiCo Inc.	3.600%	8/13/42	947	1,105
	PepsiCo Inc.	4.450%	4/14/46	29,289	38,675
	PepsiCo Inc.	3.450%	10/6/46	42,375	48,561
	PepsiCo Inc.	4.000%	5/2/47	13,435	16,678
	PepsiCo Inc.	3.375%	7/29/49	22,294	25,354
	PepsiCo Inc.	2.875%	10/15/49	12,285	12,928
[5]	Performance Food Group Inc.	6.875%	5/1/25	80	86
[5]	Performance Food Group Inc.	5.500%	10/15/27	325	342
	Philip Morris International Inc.	6.375%	5/16/38	5,802	8,550
	Philip Morris International Inc.	4.375%	11/15/41	2,890	3,507
	Philip Morris International Inc.	3.875%	8/21/42	10,120	11,498
	Philip Morris International Inc.	4.125%	3/4/43	20,170	23,556
	Philip Morris International Inc.	4.875%	11/15/43	22,345	28,904
	Philip Morris International Inc.	4.250%	11/10/44	10,675	12,755
[5]	Post Holdings Inc.	5.750%	3/1/27	105	110
[5]	Post Holdings Inc.	4.625%	4/15/30	112	117
[5]	SC Johnson & Son Inc.	4.000%	5/15/43	28,110	33,566
[5]	United Natural Foods Inc.	6.750%	10/15/28	190	201
[5]	US Foods Inc.	4.750%	2/15/29	85	86
	Walmart Inc.	3.950%	6/28/38	96,757	118,588
	Walmart Inc.	5.625%	4/1/40	1,839	2,712
91

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Walmart Inc.	4.875%	7/8/40	1,944	2,671
	Walmart Inc.	5.000%	10/25/40	1,610	2,241
	Walmart Inc.	5.625%	4/15/41	3,695	5,506
	Walmart Inc.	4.000%	4/11/43	1,326	1,648
	Walmart Inc.	3.625%	12/15/47	64,145	76,889
	Walmart Inc.	4.050%	6/29/48	26,395	33,799
	Walmart Inc.	2.950%	9/24/49	2,518	2,743
					961,647
Energy (4.1%)
[5]	Antero Resources Corp.	7.625%	2/1/29	85	87
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	3,837	4,275
	BP Capital Markets America Inc.	3.000%	2/24/50	2,000	1,947
	BP Capital Markets America Inc.	2.772%	11/10/50	29,430	27,361
	BP Capital Markets America Inc.	2.939%	6/4/51	31,990	30,885
	Burlington Resources LLC	5.950%	10/15/36	1,420	2,001
[5]	Cameron LNG LLC	3.701%	1/15/39	1,300	1,433
[5]	Cheniere Energy Inc.	4.625%	10/15/28	145	152
	Chevron Corp.	2.978%	5/11/40	14,790	15,698
	Chevron Corp.	3.078%	5/11/50	19,305	20,089
	Chevron USA Inc.	2.343%	8/12/50	1,590	1,440
[5]	CNX Resources Corp.	6.000%	1/15/29	180	186
	ConocoPhillips	7.000%	3/30/29	5,830	7,885
	ConocoPhillips	5.900%	10/15/32	1,326	1,803
	ConocoPhillips	6.500%	2/1/39	32,170	48,106
	ConocoPhillips Co.	4.300%	11/15/44	9,878	12,128
	ConocoPhillips Co.	5.950%	3/15/46	7,445	11,125
[5]	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.	6.000%	2/1/29	45	43
	DCP Midstream Operating LP	5.625%	7/15/27	56	61
[5]	Double Eagle III Midco 1 LLC / Double Eagle Finance Corp.	7.750%	12/15/25	180	186
[5]	Endeavor Energy Resources LP / EER Finance Inc.	6.625%	7/15/25	37	39
[5]	Endeavor Energy Resources LP / EER Finance Inc.	5.750%	1/30/28	150	159
[5]	EnLink Midstream LLC	5.625%	1/15/28	50	50
	Enterprise Products Operating LLC	4.900%	5/15/46	2,111	2,569
	Enterprise Products Operating LLC	4.200%	1/31/50	2,030	2,269
	EOG Resources Inc.	3.900%	4/1/35	1,650	1,877
	EOG Resources Inc.	4.950%	4/15/50	8,090	10,344
[5]	EQM Midstream Partners LP	6.500%	7/1/27	145	156
[5]	EQM Midstream Partners LP	4.500%	1/15/29	75	72
	EQT Corp.	3.000%	10/1/22	26	26
	EQT Corp.	5.000%	1/15/29	140	152
	Equinor ASA	3.625%	4/6/40	19,225	21,898
	Equinor ASA	4.250%	11/23/41	1,944	2,336
	Equinor ASA	3.950%	5/15/43	35,350	41,588
	Equinor ASA	3.250%	11/18/49	8,640	9,128
	Equinor ASA	3.700%	4/6/50	9,800	11,248
[8]	Exxon Mobil Corp.	1.408%	6/26/39	900	1,134
	Exxon Mobil Corp.	2.995%	8/16/39	6,678	6,883
	Exxon Mobil Corp.	4.227%	3/19/40	12,175	14,638
	Exxon Mobil Corp.	3.567%	3/6/45	7,700	8,423
	Exxon Mobil Corp.	4.114%	3/1/46	33,010	38,916
	Exxon Mobil Corp.	3.095%	8/16/49	19,590	19,924
	Exxon Mobil Corp.	4.327%	3/19/50	65,881	81,027
	Exxon Mobil Corp.	3.452%	4/15/51	32,295	34,766
	Genesis Energy LP / Genesis Energy Finance Corp.	8.000%	1/15/27	45	43
[5]	Hilcorp Energy I LP / Hilcorp Finance Co.	5.750%	2/1/29	35	35
[5]	Hilcorp Energy I LP / Hilcorp Finance Co.	6.000%	2/1/31	45	46
	KazMunayGas National Co. JSC	5.375%	4/24/30	1,250	1,535
[5]	MEG Energy Corp.	6.500%	1/15/25	93	96
[5,7]	MEG Energy Corp.	5.875%	2/1/29	20	20
[5]	Murphy Oil USA Inc.	3.750%	2/15/31	45	45
	Nustar Logistics LP	5.750%	10/1/25	35	37
92

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Nustar Logistics LP	6.375%	10/1/30	140	154
	Occidental Petroleum Corp.	3.500%	6/15/25	45	43
	Occidental Petroleum Corp.	5.500%	12/1/25	30	31
	Occidental Petroleum Corp.	5.550%	3/15/26	145	151
	Occidental Petroleum Corp.	3.400%	4/15/26	40	38
	Occidental Petroleum Corp.	3.200%	8/15/26	50	47
	Occidental Petroleum Corp.	3.000%	2/15/27	95	88
	Occidental Petroleum Corp.	6.625%	9/1/30	38	43
	Occidental Petroleum Corp.	6.125%	1/1/31	225	244
	Petronas Capital Ltd.	3.500%	4/21/30	4,460	5,031
[5]	Range Resources Corp.	8.250%	1/15/29	45	47
[5]	Rattler Midstream LP	5.625%	7/15/25	45	47
	Shell International Finance BV	4.125%	5/11/35	30,405	36,720
	Shell International Finance BV	6.375%	12/15/38	2,121	3,205
	Shell International Finance BV	5.500%	3/25/40	13,990	19,332
	Shell International Finance BV	4.550%	8/12/43	18,195	23,049
	Shell International Finance BV	4.375%	5/11/45	40,595	50,585
	Shell International Finance BV	4.000%	5/10/46	31,962	37,722
	Shell International Finance BV	3.750%	9/12/46	50,080	57,391
	Shell International Finance BV	3.125%	11/7/49	5,000	5,216
	Shell International Finance BV	3.250%	4/6/50	10,085	10,732
	Southwestern Energy Co.	8.375%	9/15/28	99	106
[5]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	7.500%	10/1/25	10	11
[5]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	6.000%	12/31/30	45	45
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	158	170
[5,7]	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.000%	1/15/32	45	45
	Total Capital International SA	2.986%	6/29/41	27,080	27,754
	Total Capital International SA	3.461%	7/12/49	500	544
	Total Capital International SA	3.127%	5/29/50	30,205	31,238
	TransCanada PipeLines Ltd.	6.100%	6/1/40	15,775	21,415
	Western Midstream Operating LP	5.050%	2/1/30	180	198
	Williams Cos. Inc.	4.850%	3/1/48	2,030	2,390
					832,202
Financials (15.5%)
	ACE Capital Trust II	9.700%	4/1/30	3,745	5,739
	Aflac Inc.	4.000%	10/15/46	947	1,121
[5]	AIA Group Ltd.	4.500%	3/16/46	6,550	8,410
[5]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	4.250%	10/15/27	35	36
[5]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750%	10/15/27	10	11
	Allstate Corp.	4.200%	12/15/46	14,385	18,455
	Allstate Corp.	3.850%	8/10/49	2,595	3,181
	American International Group Inc.	4.375%	6/30/50	1,205	1,486
	Bank of America Corp.	2.496%	2/13/31	30,170	31,470
	Bank of America Corp.	4.244%	4/24/38	80,255	96,976
	Bank of America Corp.	4.078%	4/23/40	35,700	42,237
	Bank of America Corp.	2.676%	6/19/41	60,163	59,909
	Bank of America Corp.	5.875%	2/7/42	19,230	28,075
	Bank of America Corp.	4.443%	1/20/48	26,455	33,498
	Bank of America Corp.	3.946%	1/23/49	62,960	74,955
	Bank of America Corp.	4.330%	3/15/50	32,536	40,836
	Bank of America Corp.	4.083%	3/20/51	55,890	67,402
	Bank of America Corp.	2.831%	10/24/51	12,395	12,295
	Bank of America NA	6.000%	10/15/36	20,450	29,965
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,000	2,575
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	31,695	39,919
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	64,185	81,626
	Berkshire Hathaway Finance Corp.	2.850%	10/15/50	5,420	5,543
[8]	Berkshire Hathaway Inc.	0.500%	1/15/41	523	605
	Berkshire Hathaway Inc.	4.500%	2/11/43	47,747	62,363
[8]	Blackstone Property Partners Europe Holdings Sarl	1.750%	3/12/29	1,170	1,498
[5]	BNP Paribas SA	2.824%	1/26/41	1,800	1,770
93

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Brookfield Finance LLC	3.450%	4/15/50	1,470	1,514
	Chubb INA Holdings Inc.	4.150%	3/13/43	1,500	1,883
	Chubb INA Holdings Inc.	4.350%	11/3/45	6,460	8,456
	Citigroup Inc.	3.878%	1/24/39	69,980	80,769
	Citigroup Inc.	5.316%	3/26/41	10,000	13,678
	Citigroup Inc.	4.650%	7/30/45	13,142	17,146
	Citigroup Inc.	4.281%	4/24/48	13,570	17,017
	Citigroup Inc.	4.650%	7/23/48	18,387	24,166
	Cooperatieve Rabobank UA	5.250%	5/24/41	1,375	1,960
[5]	Credit Agricole SA	2.811%	1/11/41	1,750	1,726
	Equitable Holdings Inc.	5.000%	4/20/48	2,390	3,053
	Everest Reinsurance Holdings Inc.	3.500%	10/15/50	2,070	2,259
[5]	FMR LLC	6.450%	11/15/39	16,010	23,876
	Goldman Sachs Group Inc.	4.017%	10/31/38	139,440	164,606
	Goldman Sachs Group Inc.	4.411%	4/23/39	41,172	50,912
	Goldman Sachs Group Inc.	6.250%	2/1/41	13,370	20,264
	Goldman Sachs Group Inc.	4.800%	7/8/44	15,000	19,872
	Goldman Sachs Group Inc.	4.750%	10/21/45	864	1,154
[6]	HSBC Holdings plc	3.000%	5/29/30	300	456
	HSBC Holdings plc	7.625%	5/17/32	15,263	22,129
	HSBC Holdings plc	6.500%	9/15/37	25,272	36,025
[6]	HSBC Holdings plc	7.000%	4/7/38	400	850
	HSBC Holdings plc	6.800%	6/1/38	48,749	72,293
[6]	HSBC Holdings plc	6.000%	3/29/40	400	787
	HSBC Holdings plc	6.100%	1/14/42	9,720	14,290
	HSBC Holdings plc	5.250%	3/14/44	1,000	1,318
	Intercontinental Exchange Inc.	2.650%	9/15/40	1,750	1,731
	Intercontinental Exchange Inc.	4.250%	9/21/48	7,225	8,926
	Intercontinental Exchange Inc.	3.000%	9/15/60	3,300	3,337
	Invesco Finance plc	5.375%	11/30/43	3,113	4,059
[8]	JAB Holdings BV	2.250%	12/19/39	800	1,091
[5]	Jackson National Life Insurance Co.	8.150%	3/15/27	189	252
	JPMorgan Chase & Co.	8.000%	4/29/27	7,080	9,842
[8]	JPMorgan Chase & Co.	1.047%	11/4/32	945	1,214
	JPMorgan Chase & Co.	6.400%	5/15/38	44,499	67,343
	JPMorgan Chase & Co.	3.882%	7/24/38	67,332	78,878
	JPMorgan Chase & Co.	5.500%	10/15/40	29,390	41,670
	JPMorgan Chase & Co.	3.109%	4/22/41	15,000	16,236
	JPMorgan Chase & Co.	5.600%	7/15/41	11,247	16,196
	JPMorgan Chase & Co.	4.260%	2/22/48	36,921	46,336
	JPMorgan Chase & Co.	4.032%	7/24/48	32,890	40,122
	JPMorgan Chase & Co.	3.964%	11/15/48	96,335	116,101
	JPMorgan Chase & Co.	3.897%	1/23/49	43,395	51,920
	JPMorgan Chase & Co.	3.109%	4/22/51	16,160	17,164
[5]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	5.250%	10/1/25	15	15
[5]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.250%	2/1/27	90	87
	Marsh & McLennan Cos. Inc.	4.750%	3/15/39	19,219	24,862
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	22,580	28,734
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	20,601	28,383
[5]	Massachusetts Mutual Life Insurance Co.	3.729%	10/15/70	15,356	16,297
	MetLife Inc.	4.125%	8/13/42	56,081	68,834
	MetLife Inc.	4.875%	11/13/43	10,000	13,648
	MetLife Inc.	4.050%	3/1/45	3,236	3,976
	MetLife Inc.	4.600%	5/13/46	9,700	12,909
	Morgan Stanley	3.622%	4/1/31	15,000	17,097
	Morgan Stanley	1.794%	2/13/32	11,895	11,747
	Morgan Stanley	7.250%	4/1/32	6,870	10,323
	Morgan Stanley	3.971%	7/22/38	103,500	123,656
	Morgan Stanley	4.457%	4/22/39	4,600	5,801
	Morgan Stanley	6.375%	7/24/42	33,160	52,074
	Morgan Stanley	4.300%	1/27/45	30,041	38,216
94

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Morgan Stanley	4.375%	1/22/47	44,780	57,921
	Morgan Stanley	2.802%	1/25/52	9,055	9,023
	Nasdaq Inc.	2.500%	12/21/40	3,360	3,248
[5]	Nationwide Mutual Insurance Co.	9.375%	8/15/39	24,046	40,761
[5]	Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	15,349
[5]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	14,765	16,761
[5]	New York Life Global Funding	5.875%	5/15/33	36,125	49,028
[5]	New York Life Global Funding	3.750%	5/15/50	6,120	7,066
[5]	New York Life Global Funding	4.450%	5/15/69	3,880	5,087
[5]	Nippon Life Insurance Co.	3.400%	1/23/50	1,400	1,482
[5]	Nippon Life Insurance Co.	2.750%	1/21/51	2,640	2,621
[5]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	8,944	10,344
[5]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	33,074	36,771
[5]	OneAmerica Financial Partners Inc.	4.250%	10/15/50	2,030	2,121
[5]	Pacific Life Insurance Co.	4.300%	10/24/67	6,295	7,239
[6]	Phoenix Group Holdings plc	5.625%	4/28/31	600	1,002
	Progressive Corp.	4.125%	4/15/47	2,920	3,690
	Progressive Corp.	4.200%	3/15/48	2,867	3,710
	Progressive Corp.	3.950%	3/26/50	10,525	13,259
	Prudential Financial Inc.	5.700%	12/14/36	973	1,379
	Prudential Financial Inc.	3.000%	3/10/40	2,000	2,119
	Prudential Financial Inc.	4.600%	5/15/44	1,139	1,431
	Prudential Financial Inc.	5.375%	5/15/45	128	140
	Prudential Financial Inc.	3.905%	12/7/47	1,420	1,648
	Prudential Financial Inc.	4.418%	3/27/48	390	483
	Prudential Financial Inc.	3.935%	12/7/49	16,765	19,480
	Prudential Financial Inc.	4.350%	2/25/50	11,943	14,843
	Prudential Financial Inc.	3.700%	3/13/51	34,424	39,048
[5]	Securian Financial Group Inc.	4.800%	4/15/48	4,146	5,094
	Travelers Cos. Inc.	4.600%	8/1/43	1,100	1,449
	Travelers Cos. Inc.	3.750%	5/15/46	954	1,136
	Travelers Cos. Inc.	4.000%	5/30/47	2,000	2,484
	Travelers Cos. Inc.	4.100%	3/4/49	15,000	19,098
	Travelers Cos. Inc.	2.550%	4/27/50	9,295	9,184
	Wachovia Corp.	5.500%	8/1/35	2,322	3,049
[8]	Wells Fargo & Co.	1.741%	5/4/30	1,400	1,864
	Wells Fargo & Co.	3.068%	4/30/41	14,140	14,807
	Wells Fargo & Co.	5.375%	11/2/43	55,167	73,158
	Wells Fargo & Co.	5.606%	1/15/44	130,765	178,653
	Wells Fargo & Co.	4.650%	11/4/44	2,957	3,633
	Wells Fargo & Co.	3.900%	5/1/45	3,837	4,562
	Wells Fargo & Co.	4.900%	11/17/45	19,485	24,894
	Wells Fargo & Co.	4.400%	6/14/46	31,792	37,772
	Wells Fargo & Co.	4.750%	12/7/46	42,559	53,331
	Wells Fargo & Co.	5.013%	4/4/51	36,330	49,878
	Wells Fargo Bank NA	6.600%	1/15/38	500	743
	Westpac Banking Corp.	2.963%	11/16/40	1,580	1,598
[8]	Zurich Finance Ireland Designated Activity Co.	1.625%	6/17/39	970	1,358
					3,188,291
Health Care (10.4%)
	Abbott Laboratories	4.750%	11/30/36	14,130	18,971
	Abbott Laboratories	4.900%	11/30/46	38,690	54,985
	AbbVie Inc.	4.050%	11/21/39	14,445	16,990
	AbbVie Inc.	4.875%	11/14/48	358	472
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	6,315	8,105
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	8,935	9,905
[4]	Allina Health System	3.887%	4/15/49	3,569	4,245
	Amgen Inc.	3.150%	2/21/40	17,250	18,356
	Amgen Inc.	3.375%	2/21/50	44,295	47,302
	Ascension Health	3.106%	11/15/39	3,000	3,296
	Baptist Healthcare System Obligated Group	3.540%	8/15/50	1,400	1,557
95

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	Bausch Health Cos. Inc.	6.125%	4/15/25	85	87
[5]	Bausch Health Cos. Inc.	5.500%	11/1/25	50	52
[5]	Bausch Health Cos. Inc.	5.750%	8/15/27	85	92
[5]	Bausch Health Cos. Inc.	7.000%	1/15/28	156	169
	Baxter International Inc.	3.500%	8/15/46	8,215	9,070
	Baylor Scott & White Holdings	2.839%	11/15/50	8,710	8,934
	Biogen Inc.	3.150%	5/1/50	2,450	2,458
	Bon Secours Mercy Health Inc.	3.205%	6/1/50	1,660	1,765
	Boston Scientific Corp.	4.700%	3/1/49	1,364	1,793
	Bristol-Myers Squibb Co.	4.125%	6/15/39	47,137	58,049
	Bristol-Myers Squibb Co.	2.350%	11/13/40	28,285	27,973
	Bristol-Myers Squibb Co.	4.500%	3/1/44	3,250	4,325
	Bristol-Myers Squibb Co.	4.350%	11/15/47	3,315	4,324
	Bristol-Myers Squibb Co.	4.550%	2/20/48	215	284
	Bristol-Myers Squibb Co.	4.250%	10/26/49	115,795	148,890
	Bristol-Myers Squibb Co.	2.550%	11/13/50	8,705	8,525
	Centene Corp.	4.750%	1/15/25	75	77
	Centene Corp.	3.000%	10/15/30	180	189
	Children's Health System of Texas	2.511%	8/15/50	2,500	2,391
	Children's Hospital of Philadelphia	2.704%	7/1/50	1,250	1,245
	Cigna Corp.	3.200%	3/15/40	2,000	2,125
	City of Hope	5.623%	11/15/43	1,944	2,813
	City of Hope	4.378%	8/15/48	1,671	2,104
[4]	CommonSpirit Health	4.350%	11/1/42	16,260	19,084
	CVS Health Corp.	4.780%	3/25/38	5,057	6,221
	CVS Health Corp.	4.250%	4/1/50	800	959
[5]	DaVita Inc.	4.625%	6/1/30	235	247
[5]	DaVita Inc.	3.750%	2/15/31	120	119
	Dignity Health	4.500%	11/1/42	1,041	1,166
	Dignity Health	5.267%	11/1/64	758	1,003
	Eli Lilly and Co.	3.950%	3/15/49	18,330	22,932
	Eli Lilly and Co.	2.250%	5/15/50	48,255	45,009
	Eli Lilly and Co.	4.150%	3/15/59	23,420	30,781
	Eli Lilly and Co.	2.500%	9/15/60	19,075	18,057
	Encompass Health Corp.	4.500%	2/1/28	184	192
	Encompass Health Corp.	4.625%	4/1/31	45	48
	Gilead Sciences Inc.	4.600%	9/1/35	1,890	2,392
	Gilead Sciences Inc.	2.600%	10/1/40	1,000	975
	Gilead Sciences Inc.	5.650%	12/1/41	2,686	3,775
	Gilead Sciences Inc.	4.800%	4/1/44	20,390	26,054
	Gilead Sciences Inc.	4.500%	2/1/45	36,730	45,531
	Gilead Sciences Inc.	4.150%	3/1/47	18,230	21,724
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	37,532	57,732
	Hackensack Meridian Health Inc.	2.875%	9/1/50	1,250	1,249
	HCA Inc.	5.375%	2/1/25	255	286
	HCA Inc.	5.375%	9/1/26	80	91
	HCA Inc.	3.500%	9/1/30	35	36
[5]	Hill-Rom Holdings Inc.	4.375%	9/15/27	334	348
	Johnson & Johnson	3.550%	3/1/36	47,310	57,139
	Johnson & Johnson	3.625%	3/3/37	53,652	63,615
	Johnson & Johnson	3.400%	1/15/38	43,125	49,843
	Johnson & Johnson	2.100%	9/1/40	12,840	12,470
	Johnson & Johnson	3.700%	3/1/46	26,329	32,122
	Johnson & Johnson	3.750%	3/3/47	18,355	22,753
	Johnson & Johnson	2.450%	9/1/60	11,465	11,223
	Kaiser Foundation Hospitals	4.875%	4/1/42	15,390	20,966
	Kaiser Foundation Hospitals	4.150%	5/1/47	14,944	19,197
	Kaiser Foundation Hospitals	3.266%	11/1/49	1,171	1,314
	Mayo Clinic	3.774%	11/15/43	11,795	13,989
	McKesson Corp.	4.883%	3/15/44	1,450	1,806
[8]	Medtronic Global Holdings SCA	1.375%	10/15/40	971	1,252
96

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Medtronic Inc.	4.375%	3/15/35	12,878	16,818
	Medtronic Inc.	4.625%	3/15/45	13,809	18,962
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	2,000	2,590
	Merck & Co. Inc.	3.900%	3/7/39	14,000	16,993
	Merck & Co. Inc.	3.600%	9/15/42	4,900	5,724
	Merck & Co. Inc.	4.150%	5/18/43	2,385	2,998
	Merck & Co. Inc.	3.700%	2/10/45	75,455	89,356
	Merck & Co. Inc.	4.000%	3/7/49	15,729	19,778
	Mount Sinai Hospitals Group Inc.	3.391%	7/1/50	2,000	2,142
	New York and Presbyterian Hospital	2.256%	8/1/40	4,077	3,937
	New York and Presbyterian Hospital	4.024%	8/1/45	13,685	17,187
	New York and Presbyterian Hospital	4.063%	8/1/56	3,743	4,731
	New York and Presbyterian Hospital	4.763%	8/1/16	5,250	6,975
	Northwell Healthcare Inc.	4.800%	11/1/42	1,042	1,252
	Northwell Healthcare Inc.	3.979%	11/1/46	1,944	2,209
	Northwell Healthcare Inc.	4.260%	11/1/47	947	1,132
	Northwell Healthcare Inc.	3.809%	11/1/49	3,784	4,221
	Novartis Capital Corp.	4.400%	5/6/44	24,840	32,858
	Novartis Capital Corp.	2.750%	8/14/50	11,960	12,548
	NYU Langone Hospitals	4.784%	7/1/44	1,944	2,477
[4]	Orlando Health Obligated Group	3.327%	10/1/50	1,350	1,480
	Partners Healthcare System Inc.	3.765%	7/1/48	6,455	7,456
	Partners Healthcare System Inc.	3.192%	7/1/49	3,825	4,160
	Partners Healthcare System Inc.	3.342%	7/1/60	33,000	35,988
	PeaceHealth Obligated Group	4.787%	11/15/48	6,015	8,192
	Pfizer Inc.	4.100%	9/15/38	34,780	43,116
	Pfizer Inc.	3.900%	3/15/39	34,185	41,181
	Pfizer Inc.	7.200%	3/15/39	34,632	57,253
	Pfizer Inc.	2.550%	5/28/40	3,195	3,253
	Pfizer Inc.	4.300%	6/15/43	7,780	9,874
	Pfizer Inc.	4.400%	5/15/44	8,615	11,134
	Pfizer Inc.	4.125%	12/15/46	15,540	19,530
	Pfizer Inc.	4.200%	9/15/48	24,916	31,624
	Pfizer Inc.	4.000%	3/15/49	16,334	20,406
	Pfizer Inc.	2.700%	5/28/50	5,475	5,567
[4]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	4,605	5,237
	Sutter Health	3.161%	8/15/40	11,815	12,537
	Sutter Health	3.361%	8/15/50	13,280	14,329
[8]	Takeda Pharmaceutical Co. Ltd.	1.375%	7/9/32	1,400	1,818
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	1,575	1,615
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	1,875	1,905
[5]	Tenet Healthcare Corp.	4.625%	9/1/24	20	21
[5]	Tenet Healthcare Corp.	7.500%	4/1/25	15	16
[5]	Tenet Healthcare Corp.	4.875%	1/1/26	192	201
[5]	Tenet Healthcare Corp.	6.250%	2/1/27	90	95
	UnitedHealth Group Inc.	5.800%	3/15/36	34,886	50,420
	UnitedHealth Group Inc.	6.875%	2/15/38	10,130	16,018
	UnitedHealth Group Inc.	3.500%	8/15/39	18,296	20,707
	UnitedHealth Group Inc.	2.750%	5/15/40	10,135	10,464
	UnitedHealth Group Inc.	4.375%	3/15/42	23,917	30,131
	UnitedHealth Group Inc.	3.950%	10/15/42	1,041	1,239
	UnitedHealth Group Inc.	4.750%	7/15/45	53,920	72,461
	UnitedHealth Group Inc.	4.250%	4/15/47	12,111	15,340
	UnitedHealth Group Inc.	3.750%	10/15/47	23,860	28,455
	UnitedHealth Group Inc.	4.250%	6/15/48	26,467	33,735
	UnitedHealth Group Inc.	4.450%	12/15/48	2,890	3,763
	UnitedHealth Group Inc.	3.700%	8/15/49	19,722	23,416
	UnitedHealth Group Inc.	2.900%	5/15/50	1,500	1,565
	UnitedHealth Group Inc.	3.875%	8/15/59	20,185	24,740
	UnitedHealth Group Inc.	3.125%	5/15/60	16,160	17,167
[5]	Viatris Inc.	3.850%	6/22/40	4,600	5,074
97

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Wyeth LLC	6.500%	2/1/34	1,240	1,880
	Wyeth LLC	5.950%	4/1/37	53,438	77,480
	Yale-New Haven Health Services Corp.	2.496%	7/1/50	1,250	1,193
					2,123,742
Industrials (4.0%)
	3M Co.	3.700%	4/15/50	34,740	41,025
[5]	Air Canada	7.750%	4/15/21	325	327
[5]	Allison Transmission Inc.	4.750%	10/1/27	291	304
[5]	Allison Transmission Inc.	3.750%	1/30/31	160	160
[5]	Aramark Services Inc.	6.375%	5/1/25	80	85
	Aramark Services Inc.	4.750%	6/1/26	125	128
[5]	Aramark Services Inc.	5.000%	2/1/28	104	108
	Boeing Co.	5.705%	5/1/40	2,000	2,532
	Boeing Co.	5.930%	5/1/60	1,000	1,345
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	1,658	2,479
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	15,000	21,640
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	24,790	31,361
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	41,150	52,140
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	11,200	14,324
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	500	698
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	18,000	24,561
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	43,085	55,996
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	12,335	15,266
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	7,265	8,801
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	11,910	14,871
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	3,141	3,922
	Burlington Northern Santa Fe LLC	4.150%	12/15/48	16,290	20,546
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	24,445	28,436
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	2,000	2,148
	Canadian National Railway Co.	3.200%	8/2/46	1,000	1,113
	Canadian National Railway Co.	3.650%	2/3/48	28,169	33,446
	Canadian National Railway Co.	4.450%	1/20/49	13,410	17,945
[5]	Cargo Aircraft Management Inc.	4.750%	2/1/28	140	145
	Carrier Global Corp.	2.700%	2/15/31	6,000	6,372
	Caterpillar Financial Services Corp.	3.250%	9/19/49	17,294	19,454
	Caterpillar Inc.	6.050%	8/15/36	5,138	7,492
	Caterpillar Inc.	3.803%	8/15/42	26,112	31,706
	Caterpillar Inc.	3.250%	4/9/50	13,175	14,859
	Caterpillar Inc.	4.750%	5/15/64	16,187	23,104
[5]	Clark Equipment Co.	5.875%	6/1/25	90	95
[5]	Clean Harbors Inc.	4.875%	7/15/27	227	239
[5]	Clean Harbors Inc.	5.125%	7/15/29	55	60
	Cummins Inc.	2.600%	9/1/50	2,000	1,965
	Deere & Co.	3.750%	4/15/50	3,620	4,470
	Delta Air Lines Inc.	2.900%	10/28/24	70	69
[5]	Delta Air Lines Inc.	7.000%	5/1/25	330	383
	General Dynamics Corp.	4.250%	4/1/40	2,825	3,558
	General Dynamics Corp.	4.250%	4/1/50	701	915
[5]	H&E Equipment Services Inc.	3.875%	12/15/28	265	263
[6]	Heathrow Funding Ltd.	2.750%	10/13/31	102	146
[8]	Heathrow Funding Ltd.	1.875%	3/14/36	1,000	1,290
	Hillenbrand Inc.	5.750%	6/15/25	59	64
	Honeywell International Inc.	5.700%	3/15/36	10,300	14,511
	Honeywell International Inc.	5.700%	3/15/37	6,250	8,750
	Honeywell International Inc.	2.800%	6/1/50	4,000	4,194
	Howmet Aerospace Inc.	6.875%	5/1/25	125	145
[4]	JetBlue Class AA Series 2019-1 Pass Through Trust	2.750%	11/15/33	1,378	1,371
[5]	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-issuer Inc.	5.000%	2/1/26	100	102
	Lockheed Martin Corp.	4.500%	5/15/36	17,189	22,208
	Lockheed Martin Corp.	4.070%	12/15/42	4,784	5,961
	Lockheed Martin Corp.	3.800%	3/1/45	8,572	10,250
98

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Lockheed Martin Corp.	4.700%	5/15/46	1,844	2,496
	Lockheed Martin Corp.	2.800%	6/15/50	32,945	34,051
	Lockheed Martin Corp.	4.090%	9/15/52	37,742	48,230
[5]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	407	445
[5]	Mueller Water Products Inc.	5.500%	6/15/26	210	218
	Northrop Grumman Corp.	4.030%	10/15/47	8,321	10,045
	Northrop Grumman Corp.	5.250%	5/1/50	700	998
	Raytheon Technologies Corp.	6.125%	7/15/38	7,535	10,780
	Raytheon Technologies Corp.	4.700%	12/15/41	29,685	37,467
	Raytheon Technologies Corp.	4.200%	12/15/44	1,000	1,173
	Raytheon Technologies Corp.	3.750%	11/1/46	22,160	25,360
	Raytheon Technologies Corp.	3.125%	7/1/50	2,000	2,097
[5]	Rolls-Royce plc	3.625%	10/14/25	35	35
[5]	Rolls-Royce plc	5.750%	10/15/27	205	221
	Stanley Black & Decker Inc.	4.850%	11/15/48	32,025	43,750
	Stanley Black & Decker Inc.	2.750%	11/15/50	2,030	2,018
[5]	TransDigm Inc.	8.000%	12/15/25	30	33
[5]	TransDigm Inc.	6.250%	3/15/26	414	437
	TransDigm Inc.	5.500%	11/15/27	160	165
[4]	United Airlines Class AA Series 2019-2 Pass Through Trust	2.700%	11/1/33	1,915	1,861
	United Parcel Service Inc.	6.200%	1/15/38	4,311	6,418
	United Parcel Service Inc.	4.875%	11/15/40	2,700	3,572
	United Parcel Service Inc.	3.400%	9/1/49	3,837	4,338
[5]	WESCO Distribution Inc.	7.250%	6/15/28	260	291
					816,347
Materials (0.4%)
	Air Products and Chemicals Inc.	2.700%	5/15/40	2,495	2,595
[5]	Arconic Corp.	6.000%	5/15/25	45	48
[5]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	102	107
[5]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	145	151
[5]	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV	4.750%	6/15/27	75	78
	Ball Corp.	5.000%	3/15/22	55	57
	Ball Corp.	4.875%	3/15/26	180	202
	Ball Corp.	2.875%	8/15/30	148	147
[5]	Berry Global Inc.	4.875%	7/15/26	236	252
[5]	Berry Global Inc.	5.625%	7/15/27	115	122
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	15,947	19,755
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	4,310	5,993
[5]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	150	162
[5]	CANPACK SA / Eastern PA Land Investment Holding LLC	3.125%	11/1/25	50	51
[7]	Commercial Metals Co.	3.875%	2/15/31	85	87
[8]	Dow Chemical Co.	1.125%	3/15/32	850	1,054
[5]	Element Solutions Inc.	3.875%	9/1/28	115	115
[5]	FMG Resources August 2006 Pty Ltd.	4.500%	9/15/27	30	33
	Freeport-McMoRan Inc.	4.375%	8/1/28	100	106
	Freeport-McMoRan Inc.	4.625%	8/1/30	145	161
[5]	Graphic Packaging International LLC	3.500%	3/15/28	80	83
[5]	Graphic Packaging International LLC	3.500%	3/1/29	58	59
[5]	Hudbay Minerals Inc.	6.125%	4/1/29	98	104
[5]	INEOS Quattro Finance 2 plc	3.375%	1/15/26	60	60
[5]	Ingevity Corp.	3.875%	11/1/28	80	80
[5]	Kraton Polymers LLC / Kraton Polymers Capital Corp.	4.250%	12/15/25	60	60
	Linde Inc.	3.550%	11/7/42	1,849	2,151
[5]	Novelis Corp.	4.750%	1/30/30	55	58
[5]	OCI NV	5.250%	11/1/24	160	165
[5]	OCI NV	4.625%	10/15/25	50	52
[5]	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	2	2
[5]	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	4.000%	10/15/27	250	251
	Rio Tinto Finance USA plc	4.125%	8/21/42	44,895	55,979
99

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Silgan Holdings Inc.	4.125%	2/1/28	75	78
[5]	Trivium Packaging Finance BV	5.500%	8/15/26	50	53
[5]	Trivium Packaging Finance BV	8.500%	8/15/27	190	206
[5]	Valvoline Inc.	3.625%	6/15/31	45	45
[5]	WR Grace & Co-Conn	4.875%	6/15/27	55	58
					90,820
Real Estate (0.4%)
	Alexandria Real Estate Equities Inc.	1.875%	2/1/33	1,535	1,499
	Alexandria Real Estate Equities Inc.	4.850%	4/15/49	1,500	2,023
	Alexandria Real Estate Equities Inc.	4.000%	2/1/50	2,937	3,541
	American Tower Corp.	2.950%	1/15/51	2,000	1,929
[6]	Aroundtown SA	3.625%	4/10/31	1,200	1,904
	Camden Property Trust	3.350%	11/1/49	3,298	3,663
	Crown Castle International Corp.	4.150%	7/1/50	1,850	2,124
	ERP Operating LP	4.500%	7/1/44	289	365
	Essex Portfolio LP	4.500%	3/15/48	1,200	1,506
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	112	121
[5]	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.625%	6/15/25	247	262
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	9/1/26	152	162
[5]	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	3.875%	2/15/29	100	101
	MPT Operating Partnership LP / MPT Finance Corp.	3.500%	3/15/31	230	233
	National Retail Properties Inc.	3.100%	4/15/50	2,400	2,363
[5]	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	3,000	3,441
[8]	Prologis Euro Finance LLC	1.500%	9/10/49	500	645
[5]	Realogy Group LLC / Realogy Co-issuer Corp.	5.750%	1/15/29	65	67
[6]	Realty Income Corp.	1.625%	12/15/30	249	356
[5]	Sba Communications Corp.	3.125%	2/1/29	165	164
	Simon Property Group LP	4.250%	10/1/44	715	816
	Simon Property Group LP	3.250%	9/13/49	42,780	42,252
	Simon Property Group LP	3.800%	7/15/50	1,750	1,901
[5,7]	Uniti Group LP / Uniti Group Finance Inc. / CSL Capital LLC	6.500%	2/15/29	125	125
	VEREIT Operating Partnership LP	2.850%	12/15/32	1,350	1,382
					72,945
Technology (11.8%)
	Apple Inc.	4.500%	2/23/36	5,000	6,535
	Apple Inc.	3.850%	5/4/43	53,204	64,638
	Apple Inc.	3.450%	2/9/45	38,360	44,095
	Apple Inc.	4.375%	5/13/45	47,166	61,480
	Apple Inc.	4.650%	2/23/46	40,667	55,139
	Apple Inc.	3.850%	8/4/46	40,245	48,870
	Apple Inc.	4.250%	2/9/47	39,099	50,488
	Apple Inc.	3.750%	11/13/47	24,095	28,881
	Apple Inc.	2.950%	9/11/49	34,025	36,211
	Apple Inc.	2.550%	8/20/60	19,640	18,849
	Applied Materials Inc.	5.100%	10/1/35	95	129
	Applied Materials Inc.	4.350%	4/1/47	1,775	2,347
[5]	Broadcom Inc.	3.500%	2/15/41	3,360	3,383
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	95	98
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	177	184
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	85	86
	Cisco Systems Inc.	5.900%	2/15/39	23,465	34,519
	Cisco Systems Inc.	5.500%	1/15/40	15,202	21,735
[5]	CommScope Inc.	6.000%	3/1/26	65	69
[5]	CommScope Inc.	8.250%	3/1/27	120	129
[5]	CommScope Inc.	7.125%	7/1/28	191	203
[5]	Dell International LLC / EMC Corp.	8.100%	7/15/36	2,000	2,924
[5]	Gartner Inc.	4.500%	7/1/28	145	154
[5]	Gartner Inc.	3.750%	10/1/30	45	46
	Intel Corp.	4.600%	3/25/40	5,000	6,389
	Intel Corp.	4.100%	5/19/46	18,330	22,446
100

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Intel Corp.	4.100%	5/11/47	34,841	42,450
	Intel Corp.	3.734%	12/8/47	56,122	64,842
	Intel Corp.	3.250%	11/15/49	45,560	49,017
	Intel Corp.	4.750%	3/25/50	3,500	4,705
	Intel Corp.	3.100%	2/15/60	26,905	27,921
	Intel Corp.	4.950%	3/25/60	2,475	3,543
	International Business Machines Corp.	4.150%	5/15/39	104,215	125,765
	International Business Machines Corp.	4.000%	6/20/42	10,633	12,642
	International Business Machines Corp.	4.250%	5/15/49	93,605	116,215
	Lam Research Corp.	2.875%	6/15/50	6,795	7,042
	Mastercard Inc.	3.950%	2/26/48	25,075	31,214
	Mastercard Inc.	3.650%	6/1/49	2,422	2,889
	Mastercard Inc.	3.850%	3/26/50	6,150	7,578
	Microsoft Corp.	3.500%	2/12/35	3,553	4,251
	Microsoft Corp.	3.450%	8/8/36	26,770	31,955
	Microsoft Corp.	4.100%	2/6/37	33,369	42,118
	Microsoft Corp.	3.500%	11/15/42	1,657	1,953
	Microsoft Corp.	3.700%	8/8/46	85,523	103,810
	Microsoft Corp.	2.525%	6/1/50	239,789	241,359
	Microsoft Corp.	3.950%	8/8/56	38,023	49,543
	Microsoft Corp.	2.675%	6/1/60	66,699	67,648
[5]	Nielsen Finance LLC / Nielsen Finance Co.	5.625%	10/1/28	195	209
	NVIDIA Corp.	3.500%	4/1/40	20,705	23,723
	NVIDIA Corp.	3.500%	4/1/50	22,960	26,237
	NVIDIA Corp.	3.700%	4/1/60	13,840	16,606
	Oracle Corp.	4.300%	7/8/34	3,000	3,668
	Oracle Corp.	3.850%	7/15/36	5,250	6,192
	Oracle Corp.	3.800%	11/15/37	34,500	40,158
	Oracle Corp.	6.500%	4/15/38	42,605	65,225
	Oracle Corp.	6.125%	7/8/39	12,073	17,869
	Oracle Corp.	3.600%	4/1/40	47,635	53,490
	Oracle Corp.	5.375%	7/15/40	47,818	65,946
	Oracle Corp.	4.125%	5/15/45	32,856	38,993
	Oracle Corp.	4.000%	7/15/46	81,361	95,003
	Oracle Corp.	4.000%	11/15/47	54,655	64,143
	Oracle Corp.	3.600%	4/1/50	13,615	15,101
	Oracle Corp.	4.375%	5/15/55	25,000	31,113
	Oracle Corp.	3.850%	4/1/60	45,040	51,906
	Qorvo Inc.	4.375%	10/15/29	115	126
[5]	Qorvo Inc.	3.375%	4/1/31	70	72
	QUALCOMM Inc.	4.800%	5/20/45	12,300	16,774
	QUALCOMM Inc.	4.300%	5/20/47	55,300	71,308
	S&P Global Inc.	3.250%	12/1/49	2,000	2,201
	S&P Global Inc.	2.300%	8/15/60	7,170	6,340
[5]	Sabre GLBL Inc.	9.250%	4/15/25	75	88
[5]	Sabre GLBL Inc.	7.375%	9/1/25	94	101
[5]	Seagate HDD Cayman	3.125%	7/15/29	150	145
[5]	Seagate HDD Cayman	3.375%	7/15/31	45	44
[5]	SS&C Technologies Inc.	5.500%	9/30/27	175	186
	Texas Instruments Inc.	3.875%	3/15/39	5,056	6,133
	Visa Inc.	4.150%	12/14/35	20,145	25,616
	Visa Inc.	2.700%	4/15/40	2,500	2,618
	Visa Inc.	4.300%	12/14/45	35,196	45,735
	Visa Inc.	3.650%	9/15/47	37,123	44,730
	Visa Inc.	2.000%	8/15/50	43,220	38,876
	Western Digital Corp.	4.750%	2/15/26	214	237
					2,425,399
Utilities (14.7%)
	AEP Texas Inc.	3.800%	10/1/47	2,455	2,788
	AEP Texas Inc.	4.150%	5/1/49	947	1,149
	AEP Transmission Co. LLC	4.000%	12/1/46	2,575	3,125
101

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	AEP Transmission Co. LLC	3.750%	12/1/47	33,643	39,695
	AEP Transmission Co. LLC	4.250%	9/15/48	5,580	6,930
	AEP Transmission Co. LLC	3.800%	6/15/49	2,057	2,442
	AEP Transmission Co. LLC	3.650%	4/1/50	4,500	5,218
	Alabama Power Co.	6.000%	3/1/39	7,535	11,009
	Alabama Power Co.	5.500%	3/15/41	26,874	37,207
	Alabama Power Co.	5.200%	6/1/41	14,920	20,020
	Alabama Power Co.	3.850%	12/1/42	1,065	1,266
	Alabama Power Co.	3.750%	3/1/45	22,325	26,045
	Alabama Power Co.	4.300%	7/15/48	5,285	6,704
	Alabama Power Co.	3.450%	10/1/49	6,944	7,817
	Ameren Illinois Co.	3.700%	12/1/47	10,000	11,854
	Ameren Illinois Co.	4.500%	3/15/49	26,150	34,892
	American Water Capital Corp.	3.450%	5/1/50	10,630	12,147
	Appalachian Power Co.	6.700%	8/15/37	32,970	46,532
	Appalachian Power Co.	3.700%	5/1/50	1,660	1,892
	Atmos Energy Corp.	4.150%	1/15/43	1,420	1,751
	Atmos Energy Corp.	3.375%	9/15/49	2,890	3,259
	Baltimore Gas and Electric Co.	6.350%	10/1/36	1,165	1,747
	Baltimore Gas and Electric Co.	4.250%	9/15/48	26,475	33,202
	Baltimore Gas and Electric Co.	3.200%	9/15/49	1,944	2,098
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	11,612	16,697
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	2,890	4,120
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	25,000	33,582
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	43,625	54,163
[5]	Berkshire Hathaway Energy Co.	2.850%	5/15/51	1,800	1,796
[5]	Brooklyn Union Gas Co.	4.487%	3/4/49	35,000	45,607
[8]	Cadent Finance plc	0.750%	3/11/32	700	875
[6]	Cadent Finance plc	3.125%	3/21/40	800	1,282
[5]	Calpine Corp.	4.500%	2/15/28	485	498
	CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	3,400	3,564
	Clearway Energy Operating LLC	5.000%	9/15/26	110	114
[5]	Clearway Energy Operating LLC	4.750%	3/15/28	100	107
	Commonwealth Edison Co.	5.900%	3/15/36	2,370	3,376
	Commonwealth Edison Co.	3.800%	10/1/42	20,733	24,180
	Commonwealth Edison Co.	4.600%	8/15/43	15,205	19,572
	Commonwealth Edison Co.	4.700%	1/15/44	15,891	20,768
	Commonwealth Edison Co.	3.700%	3/1/45	17,765	20,546
	Commonwealth Edison Co.	4.350%	11/15/45	11,060	13,922
	Commonwealth Edison Co.	3.650%	6/15/46	11,552	13,461
	Commonwealth Edison Co.	4.000%	3/1/48	8,765	10,724
	Commonwealth Edison Co.	4.000%	3/1/49	13,485	16,582
	Connecticut Light and Power Co.	6.350%	6/1/36	14,382	21,610
	Connecticut Light and Power Co.	4.300%	4/15/44	890	1,137
	Connecticut Light and Power Co.	4.150%	6/1/45	17,480	21,936
	Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	691	859
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,947	13,711
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	10,637	15,159
	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	9,600	14,427
	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	8,668	11,676
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,947	10,931
	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,501	12,607
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	8,740	10,123
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	47,016	57,817
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	5,715	7,170
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	2,000	2,307
	Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	1,000	1,164
	Consolidated Edison Co. of New York Inc.	4.650%	12/1/48	1,000	1,303
	Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	5,085	6,169
	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	16,725	19,792
	Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	17,545	21,764
102

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	13,947	18,127
	Consolidated Edison Co. of New York Inc.	3.000%	12/1/60	8,780	8,655
	Consumers Energy Co.	3.750%	2/15/50	1,944	2,360
	Consumers Energy Co.	3.100%	8/15/50	31,227	34,492
	Consumers Energy Co.	2.500%	5/1/60	1,350	1,275
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	11,775	16,911
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	3,000	4,198
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	2,340	3,049
	DTE Electric Co.	3.700%	3/15/45	1,910	2,244
	DTE Electric Co.	4.050%	5/15/48	947	1,188
	DTE Electric Co.	2.950%	3/1/50	2,235	2,393
	Duke Energy Carolinas LLC	6.450%	10/15/32	758	1,086
	Duke Energy Carolinas LLC	6.100%	6/1/37	32,973	46,930
	Duke Energy Carolinas LLC	5.300%	2/15/40	8,910	12,305
	Duke Energy Carolinas LLC	4.250%	12/15/41	16,200	19,909
	Duke Energy Carolinas LLC	4.000%	9/30/42	42,092	50,392
	Duke Energy Carolinas LLC	3.750%	6/1/45	1,643	1,901
	Duke Energy Carolinas LLC	3.200%	8/15/49	10,922	11,843
	Duke Energy Florida LLC	6.350%	9/15/37	758	1,128
	Duke Energy Florida LLC	5.650%	4/1/40	1,200	1,711
	Duke Energy Florida LLC	4.200%	7/15/48	1,000	1,242
	Duke Energy Indiana LLC	6.120%	10/15/35	5,613	7,814
	Duke Energy Indiana LLC	6.350%	8/15/38	775	1,168
	Duke Energy Indiana LLC	6.450%	4/1/39	10,411	15,847
	Duke Energy Indiana LLC	4.200%	3/15/42	12,700	15,067
	Duke Energy Indiana LLC	4.900%	7/15/43	28,514	37,979
	Duke Energy Ohio Inc.	3.700%	6/15/46	9,825	11,135
	Duke Energy Ohio Inc.	4.300%	2/1/49	1,000	1,249
	Duke Energy Progress LLC	4.100%	5/15/42	2,250	2,732
	Duke Energy Progress LLC	4.100%	3/15/43	23,186	27,782
	Duke Energy Progress LLC	4.150%	12/1/44	29,945	36,634
	Duke Energy Progress LLC	4.200%	8/15/45	22,105	27,107
	Duke Energy Progress LLC	3.700%	10/15/46	27,000	31,313
[6]	E.ON International Finance BV	4.750%	1/31/34	1,000	1,855
	Entergy Arkansas LLC	2.650%	6/15/51	665	647
	Entergy Louisiana LLC	4.000%	3/15/33	651	792
	Entergy Louisiana LLC	4.950%	1/15/45	1,046	1,152
	Entergy Louisiana LLC	4.200%	4/1/50	1,500	1,878
	Entergy Louisiana LLC	2.900%	3/15/51	2,000	2,048
	Evergy Kansas Central Inc.	4.125%	3/1/42	1,112	1,334
	Evergy Kansas Central Inc.	4.625%	9/1/43	1,231	1,548
	Evergy Kansas Central Inc.	3.250%	9/1/49	6,650	7,241
	Florida Power & Light Co.	5.960%	4/1/39	947	1,417
	Florida Power & Light Co.	5.690%	3/1/40	663	973
	Florida Power & Light Co.	5.250%	2/1/41	21,109	29,482
	Florida Power & Light Co.	4.125%	2/1/42	9,000	11,200
	Florida Power & Light Co.	3.800%	12/15/42	22,370	26,860
	Florida Power & Light Co.	3.950%	3/1/48	1,944	2,429
	Florida Power & Light Co.	3.990%	3/1/49	2,890	3,639
	Florida Power & Light Co.	3.150%	10/1/49	1,000	1,108
	Georgia Power Co.	4.750%	9/1/40	33,945	43,090
	Georgia Power Co.	4.300%	3/15/42	13,561	16,453
[4]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	20,387	25,446
	Kentucky Utilities Co.	5.125%	11/1/40	1,894	2,544
	Kentucky Utilities Co.	4.375%	10/1/45	18,000	22,226
	Kentucky Utilities Co.	3.300%	6/1/50	1,900	2,045
[5]	KeySpan Gas East Corp.	5.819%	4/1/41	1,500	2,130
	Louisville Gas and Electric Co.	4.250%	4/1/49	17,050	21,006
[5]	Massachusetts Electric Co.	4.004%	8/15/46	10,890	12,848
	MidAmerican Energy Co.	5.800%	10/15/36	473	681
	MidAmerican Energy Co.	4.800%	9/15/43	27,525	36,491
103

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	MidAmerican Energy Co.	4.250%	5/1/46	24,721	31,037
	MidAmerican Energy Co.	4.250%	7/15/49	15,510	19,926
	MidAmerican Energy Co.	3.150%	4/15/50	1,000	1,101
[5]	Monongahela Power Co.	5.400%	12/15/43	15,640	20,519
	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	1,000	1,556
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	2,100	2,569
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	13,955	18,101
	Nevada Power Co.	6.650%	4/1/36	5,830	8,840
	Nevada Power Co.	5.375%	9/15/40	16,430	21,545
	Nevada Power Co.	5.450%	5/15/41	21,620	28,753
	Nevada Power Co.	3.125%	8/1/50	1,870	2,003
[5]	New England Power Co.	2.807%	10/6/50	15,615	15,261
	Northern States Power Co.	6.250%	6/1/36	780	1,158
	Northern States Power Co.	6.200%	7/1/37	27,844	41,348
	Northern States Power Co.	5.350%	11/1/39	758	1,066
	Northern States Power Co.	4.000%	8/15/45	805	1,004
	Northern States Power Co.	3.600%	9/15/47	9,675	11,468
	Northern States Power Co.	4.200%	9/1/48	12,250	15,351
	Northern States Power Co.	2.600%	6/1/51	14,765	14,883
	NRG Energy Inc.	7.250%	5/15/26	99	104
	NRG Energy Inc.	6.625%	1/15/27	80	84
[5]	NRG Energy Inc.	3.625%	2/15/31	225	234
	NSTAR Electric Co.	4.400%	3/1/44	2,630	3,367
	Oglethorpe Power Corp.	4.200%	12/1/42	11,677	12,326
	Ohio Power Co.	4.000%	6/1/49	734	890
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,420	2,333
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	3,103	4,344
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	6,300	8,134
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	7,120	8,369
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	16,908	20,280
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	1,420	1,728
	PacifiCorp	5.250%	6/15/35	1,232	1,676
	PacifiCorp	6.100%	8/1/36	14,920	21,453
	PacifiCorp	6.250%	10/15/37	7,772	11,286
	PacifiCorp	6.350%	7/15/38	35,944	52,947
	PacifiCorp	6.000%	1/15/39	32,206	46,717
	PacifiCorp	4.100%	2/1/42	19,700	23,786
	PacifiCorp	4.125%	1/15/49	3,837	4,748
	PacifiCorp	4.150%	2/15/50	44,425	56,108
	PacifiCorp	3.300%	3/15/51	4,955	5,455
[5]	Pattern Energy Operations LP / Pattern Energy Operations Inc.	4.500%	8/15/28	100	105
	PECO Energy Co.	4.800%	10/15/43	10,365	13,548
	PECO Energy Co.	4.150%	10/1/44	396	492
	PECO Energy Co.	3.700%	9/15/47	15,500	18,225
	PECO Energy Co.	3.900%	3/1/48	27,240	33,242
[5,8]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	1,690	2,047
	PG&E Corp.	5.250%	7/1/30	145	159
	Potomac Electric Power Co.	6.500%	11/15/37	1,160	1,723
	Potomac Electric Power Co.	7.900%	12/15/38	142	231
	Potomac Electric Power Co.	4.150%	3/15/43	13,575	16,552
	PPL Electric Utilities Corp.	6.450%	8/15/37	10,200	14,758
	PPL Electric Utilities Corp.	6.250%	5/15/39	10,924	16,229
	PPL Electric Utilities Corp.	5.200%	7/15/41	1,183	1,560
	PPL Electric Utilities Corp.	3.950%	6/1/47	12,500	15,055
	Public Service Co. of Colorado	6.250%	9/1/37	860	1,285
	Public Service Co. of Colorado	3.600%	9/15/42	20,555	23,764
	Public Service Co. of Colorado	4.300%	3/15/44	2,761	3,499
	Public Service Co. of Colorado	3.800%	6/15/47	570	683
	Public Service Co. of Colorado	4.050%	9/15/49	32,010	40,399
	Public Service Co. of Colorado	3.200%	3/1/50	2,890	3,225
	Public Service Electric and Gas Co.	3.650%	9/1/42	21,083	24,411
104

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Public Service Electric and Gas Co.	3.850%	5/1/49	2,890	3,536
	Public Service Electric and Gas Co.	3.200%	8/1/49	1,065	1,179
	Puget Sound Energy Inc.	6.274%	3/15/37	473	679
	Puget Sound Energy Inc.	5.757%	10/1/39	1,042	1,455
	Puget Sound Energy Inc.	5.795%	3/15/40	15,992	22,599
	Puget Sound Energy Inc.	4.434%	11/15/41	1,425	1,739
	Puget Sound Energy Inc.	4.300%	5/20/45	379	468
	Puget Sound Energy Inc.	4.223%	6/15/48	29,820	37,323
	Puget Sound Energy Inc.	3.250%	9/15/49	15,595	16,749
	San Diego Gas & Electric Co.	4.100%	6/15/49	2,081	2,538
	San Diego Gas & Electric Co.	3.320%	4/15/50	3,795	4,169
	Sempra Energy	4.000%	2/1/48	2,685	3,060
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,371
	Southern California Edison Co.	5.625%	2/1/36	925	1,241
	Southern California Edison Co.	5.950%	2/1/38	11,060	14,607
	Southern California Edison Co.	4.500%	9/1/40	14,228	16,540
	Southern California Edison Co.	3.900%	12/1/41	7,660	8,085
	Southern California Edison Co.	4.050%	3/15/42	1,704	1,899
	Southern California Edison Co.	3.900%	3/15/43	21,775	23,772
	Southern California Edison Co.	4.650%	10/1/43	20,739	24,994
	Southern California Edison Co.	3.600%	2/1/45	3,837	4,065
	Southern California Edison Co.	4.000%	4/1/47	31,200	34,805
	Southern California Edison Co.	4.125%	3/1/48	36,182	41,460
	Southern California Edison Co.	3.650%	2/1/50	20,870	22,401
	Southern California Edison Co.	2.950%	2/1/51	805	771
	Southern California Gas Co.	5.125%	11/15/40	1,870	2,519
	Southern California Gas Co.	4.125%	6/1/48	30,835	38,764
	Southern California Gas Co.	4.300%	1/15/49	14,075	18,305
	Southern California Gas Co.	3.950%	2/15/50	947	1,154
	Southwestern Public Service Co.	4.500%	8/15/41	23,975	29,949
	Southwestern Public Service Co.	3.400%	8/15/46	3,500	3,853
	Southwestern Public Service Co.	3.700%	8/15/47	20,540	23,642
	Southwestern Public Service Co.	3.750%	6/15/49	1,420	1,667
	Southwestern Public Service Co.	3.150%	5/1/50	10,750	11,538
	Tampa Electric Co.	6.150%	5/15/37	12,220	17,147
	Union Electric Co.	3.900%	9/15/42	3,326	3,927
	Union Electric Co.	4.000%	4/1/48	20,250	24,706
	Union Electric Co.	3.250%	10/1/49	2,000	2,206
	Virginia Electric and Power Co.	6.000%	5/15/37	57,203	81,738
	Virginia Electric and Power Co.	6.350%	11/30/37	1,944	2,890
	Virginia Electric and Power Co.	4.450%	2/15/44	12,490	15,887
	Virginia Electric and Power Co.	4.000%	11/15/46	8,725	10,629
	Virginia Electric and Power Co.	3.800%	9/15/47	29,319	34,844
	Virginia Electric and Power Co.	4.600%	12/1/48	7,310	9,758
	Virginia Electric and Power Co.	3.300%	12/1/49	1,400	1,548
	Virginia Electric and Power Co.	2.450%	12/15/50	1,615	1,532
[5]	Vistra Operations Co. LLC	5.500%	9/1/26	260	271
[5]	Vistra Operations Co. LLC	5.625%	2/15/27	105	111
[5]	Vistra Operations Co. LLC	5.000%	7/31/27	280	294
	Wisconsin Electric Power Co.	5.625%	5/15/33	521	719
	Wisconsin Public Service Corp.	3.300%	9/1/49	1,944	2,178
					3,026,047
Total Corporate Bonds (Cost $13,528,120)					16,126,159
Sovereign Bonds (1.0%)
[5]	Banque Ouest Africaine de Developpement	4.700%	10/22/31	670	731
[5]	CDP Financial Inc.	5.600%	11/25/39	1,500	2,116
[5]	Dominican Republic International Bond	5.300%	1/21/41	1,250	1,284
[5]	Export-Import Bank of India	3.875%	2/1/28	960	1,050
	Federative Republic of Brazil	4.750%	1/14/50	3,417	3,408
[5,8]	Kingdom of Morocco	2.000%	9/30/30	2,130	2,652
105

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	Kingdom of Morocco	4.000%	12/15/50	1,725	1,760
[5]	Kingdom of Saudi Arabia	3.450%	2/2/61	27,460	27,450
	Republic of Chile	3.500%	1/25/50	55,212	60,757
	Republic of Chile	3.100%	1/22/61	27,730	28,063
	Republic of Colombia	4.500%	3/15/29	8,300	9,461
	Republic of Colombia	10.375%	1/28/33	1,259	2,023
	Republic of Indonesia	4.450%	4/15/70	717	876
[5,8]	Romania	3.375%	1/28/50	921	1,258
	State of Israel	3.375%	1/15/50	4,653	5,064
	State of Israel	3.875%	7/3/50	22,910	27,143
	State of Israel	3.800%	5/13/60	2,754	3,196
	State of Israel	4.500%	4/3/20	3,668	4,724
[5]	State of Qatar	5.103%	4/23/48	765	1,057
[5]	State of Qatar	4.817%	3/14/49	765	1,031
	United Mexican States	4.500%	4/22/29	7,591	8,766
	United Mexican States	2.659%	5/24/31	1,164	1,163
	United Mexican States	4.750%	4/27/32	8,734	10,208
	United Mexican States	4.600%	1/23/46	892	981
	United Mexican States	3.750%	4/19/71	1,530	1,438
Total Sovereign Bonds (Cost $196,089)					207,660
Taxable Municipal Bonds (9.0%)
	Allentown Neighborhood Improvement Zone Development Authority Sales Tax Revenue	5.420%	5/1/21	1,000	1,005
	Allentown Neighborhood Improvement Zone Development Authority Sales Tax Revenue	5.620%	5/1/22	1,930	1,980
	American Municipal Power Inc. Electric Power & Light Revenue	6.270%	2/15/50	43,016	62,683
	Bay Area Toll Authority Highway Revenue	6.793%	4/1/30	1,579	1,943
	Bay Area Toll Authority Highway Revenue	6.918%	4/1/40	23,745	36,718
	Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	10,420	17,555
	Bay Area Toll Authority Highway Revenue	3.552%	4/1/54	8,595	9,178
	California GO	2.500%	10/1/29	4,500	4,925
	California GO	4.600%	4/1/38	31,195	37,118
	California GO	7.550%	4/1/39	7,255	12,580
	California GO	7.300%	10/1/39	47,286	77,058
	California GO	7.600%	11/1/40	56,685	101,323
	California State Public Works Board Lease (Abatement) Revenue	8.361%	10/1/34	1,136	1,827
	California State University College & University Revenue	2.975%	11/1/51	27,825	29,871
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.472%	1/1/49	11,525	14,915
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	43,340	63,440
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	9,620	14,082
[9]	Commonwealth Financing Authority Appropriations Revenue	5.197%	6/1/26	2,417	2,718
	Commonwealth Financing Authority Appropriations Revenue	4.144%	6/1/38	17,060	20,940
	Commonwealth Financing Authority Appropriations Revenue (Plancon Program)	3.864%	6/1/38	19,285	22,755
	Commonwealth of Massachusetts GO	2.514%	7/1/41	5,570	5,720
	Commonwealth of Massachusetts GO	2.813%	9/1/43	40,910	44,589
	Commonwealth of Massachusetts GO	2.900%	9/1/49	1,275	1,381
	Dallas Area Rapid Transit Sales Tax Revenue	5.999%	12/1/44	189	290
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	3.089%	11/1/40	4,195	4,350
	District of Columbia Water & Sewer Authority Water Revenue	4.814%	10/1/14	1,944	2,816
	Duke University College & University Revenue	5.850%	4/1/37	29,490	41,852
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	933	1,394
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.655%	4/1/57	337	512
	Grand Parkway Transportation Corp. Highway Revenue	5.184%	10/1/42	1,420	1,934
	Houston TX GO	6.290%	3/1/32	2,092	2,672
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	10,330	14,802
	Kansas Development Finance Authority Appropriations Revenue	4.727%	4/15/37	2,417	3,079
	Kansas Development Finance Authority Appropriations Revenue	4.927%	4/15/45	20,480	27,600
	Los Angeles CA Unified School District GO	5.755%	7/1/29	1,944	2,493
	Los Angeles CA Unified School District GO	6.758%	7/1/34	27,775	41,529
	Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	15,020	20,657
106

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Los Angeles Department of Water & Power System Electric Power & Light Revenue	5.716%	7/1/39	379	563
	Los Angeles Department of Water & Power System Water Revenue	6.603%	7/1/50	1,849	3,274
	Los Angeles Department of Water Revenue	6.008%	7/1/39	1,136	1,563
	Metropolitan Transportation Authority Fuel Sales Tax Revenue	6.089%	11/15/40	3,833	5,427
	Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	50,780	81,982
	Metropolitan Transportation Authority Transit Revenue	5.871%	11/15/39	210	274
	Metropolitan Transportation Authority Transit Revenue	6.814%	11/15/40	750	1,070
	Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	4,900	6,515
[10]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	11,279	14,801
	New Jersey Turnpike Authority Highway Revenue	3.729%	1/1/36	6,750	7,921
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	947	1,583
	New Jersey Turnpike Authority Highway Revenue	7.102%	1/1/41	37,862	61,653
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	3.430%	8/1/30	14,540	16,184
	New York City Transitional Finance Authority Future Tax Secured Sales Tax Revenue	5.508%	8/1/37	2,859	3,888
	New York City Water & Sewer System Water Revenue	5.724%	6/15/42	12,711	19,127
	New York City Water & Sewer System Water Revenue	5.952%	6/15/42	18,114	27,893
	New York City Water & Sewer System Water Revenue	6.011%	6/15/42	6,843	10,594
	New York City Water & Sewer System Water Revenue	5.882%	6/15/44	32,580	51,459
	New York GO	5.590%	3/1/35	947	1,311
	New York NY GO	6.271%	12/1/37	550	825
	New York State Dormitory Authority Income Tax Revenue	5.289%	3/15/33	7,288	9,118
	New York State Dormitory Authority Income Tax Revenue	3.110%	2/15/39	8,465	9,236
	New York State Dormitory Authority Income Tax Revenue	5.628%	3/15/39	15,919	21,149
	New York State Dormitory Authority Income Tax Revenue	5.600%	3/15/40	189	261
	New York State Dormitory Authority Income Tax Revenue	3.190%	2/15/43	7,295	8,101
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	10,945	11,741
	New York State Urban Development Corp. Income Tax Revenue	3.370%	3/15/30	8,405	9,371
	New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	21,250	24,227
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	22,942	39,419
	Ohio State University College & University Revenue	4.910%	6/1/40	12,300	16,956
	Ohio State University College & University Revenue	4.800%	6/1/11	17,635	25,206
[11]	Oregon School Boards Association GO	4.759%	6/30/28	947	1,089
	Permanent University Fund - University of Texas System College & University Revenue	5.262%	7/1/39	11,500	16,377
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	6.040%	12/1/29	13,763	18,510
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.647%	11/1/40	15,253	21,660
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.647%	11/1/40	10,176	14,450
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.310%	8/1/46	5,000	5,741
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.926%	10/1/51	25,005	34,797
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	35,940	47,888
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.287%	8/1/69	29,094	31,152
	Rutgers State University of New Jersey College & University Revenue	3.915%	5/1/19	48,580	56,713
	Sacramento Municipal Utility District Electric Power & Light Revenue	6.156%	5/15/36	857	1,235
	Sales Tax Securitization Corp. Sales Tax Revenue	4.637%	1/1/40	15,870	19,142
	Sales Tax Securitization Corp. Sales Tax Revenue	3.587%	1/1/43	36,460	39,341
	Sales Tax Securitization Corp. Sales Tax Revenue	4.787%	1/1/48	4,990	6,386
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.985%	2/1/39	10,450	15,652
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	4.427%	2/1/42	1,326	1,691
	San Diego County Regional Airport Authority Port, Airport & Marina Revenue	5.594%	7/1/43	757	798
	San Francisco CA Public Utilities Commission Water Revenue	6.950%	11/1/50	1,326	2,249
	Sonoma County CA Miscellaneous Revenue	6.000%	12/1/29	433	543
	Texas Private Activity Bond Surface Transportation Corp. Highway Revenue	3.922%	12/31/49	4,150	4,751
	University of California College & University Revenue	4.601%	5/15/31	2,141	2,584
	University of California College & University Revenue	5.770%	5/15/43	473	683
	University of California College & University Revenue	3.931%	5/15/45	17,840	20,792
	University of California College & University Revenue	4.858%	5/15/12	32,223	46,489
	University of California College & University Revenue	4.767%	5/15/15	14,875	20,928
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	8,918	14,310
107

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	852	1,361
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	28,170	30,058
	University of North Carolina at Chapel Hill College & University Revenue	3.327%	12/1/36	6,730	7,949
	University of Pittsburgh-of the Commonwealth System of Higher Education College & University Revenue	3.555%	9/15/19	14,400	15,861
	University of Texas System Regents College & University Revenue	4.794%	8/15/46	8,915	12,141
	University of Virginia College & University Revenue	2.256%	9/1/50	38,605	37,482
	University of Virginia College & University Revenue	3.227%	9/1/19	35,640	35,358
	Washington GO	5.481%	8/1/39	852	1,218
[9]	Wisconsin Appropriations Revenue	5.700%	5/1/26	1,827	2,144
	Wisconsin Appropriations Revenue	3.954%	5/1/36	3,364	3,756
Total Taxable Municipal Bonds (Cost $1,429,074)					1,838,255
				Shares
Temporary Cash Investments (5.5%)
Money Market Fund (2.3%)
[12]	Vanguard Market Liquidity Fund	0.107%		4,743,906	474,391
			Maturity Date	Face Amount ($000)
Repurchase Agreements (3.2%)
	Bank of America Securities, LLC (Dated 1/29/21, Repurchase Value $55,000,000, collateralized by Federal Home Loan Bank 0.000%, 2/1/21–2/5/21, with a value of $56,101,000)	0.060%	2/1/21	55,000	55,000
	Barclays Capital Inc. (Dated 1/29/21, Repurchase Value $231,901,000, collateralized by U.S. Treasury Note 1.375%–1.500%, 9/15/22–10/15/22, with a value of $236,538,000)	0.040%	2/1/21	231,900	231,900
	Citigroup Global Markets Inc. (Dated 1/29/21, Repurchase Value $68,000,000, collateralized by U.S. Treasury Note/Bond 0.300%–2.375%, 7/31/21–5/15/50, with a value of $69,369,000)	0.040%	2/1/21	68,000	68,000
	RBC Capital Markets LLC (Dated 1/29/21, Repurchase Value $100,200,000, collateralized by Federal Home Loan Mortgage Corp. 2.000%–7.000%, 12/1/29–10/1/50 and Federal National Mortgage Association 2.000%–5.600%, 5/1/23–8/1/59, with a value of $102,204,000)	0.050%	2/1/21	100,200	100,200
	Wells Fargo & Co. (Dated 1/29/21, Repurchase Value $203,701,000, collateralized by Federal National Mortgage Association 2.000%–4.500%, 12/1/45–1/1/51, with a value of $207,774,000)	0.060%	2/1/21	203,700	203,700
					658,800
Total Temporary Cash Investments (Cost $1,133,176)					1,133,191
108

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2021
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Put Swaptions
5-Year CDX-NA-IG-S35-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	2/17/21	0.600%	14,040	15
Total Options Purchased (Cost $22)					15
Total Investments (99.1%) (Cost $17,273,736)					20,338,989
Other Assets and Liabilities—Net (0.9%)					186,325
Net Assets (100%)					20,525,314
Cost is in $000.
1	Securities with a value of $31,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2	Securities with a value of $121,355,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $26,635,000 have been segregated as initial margin for open futures contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2021, the aggregate value was $706,752,000, representing 3.4% of net assets.
6	Face amount denominated in British pounds.
7	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2021.
8	Face amount denominated in euro.
9	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
10	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
11	Scheduled principal and interest payments are guaranteed by Ambac Assurance Corp.
12	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
JPMC—JPMorgan Chase Bank, N.A.
REMICS—Real Estate Mortgage Investment Conduits.
109

© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
SNA390 032021

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund and Vanguard Long-Term Investment-Grade Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments — investments summary of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund and Vanguard Long-Term Investment-Grade Fund (three of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the

“Funds”) as of January 31, 2021, the related statements of operations for the year ended January 31, 2021, the statements of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2021 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of January 31, 2021 (collectively referred to as the “financial statements”).

In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2021 and each of the financial highlights for each of the five years in the period ended January 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, Pennsylvania

March 18, 2021

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard Real Estate Index II Fund, Vanguard GNMA Fund, Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund, Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard Long-Term Treasury Fund, Vanguard Ultra-Short-Term Bond Fund and Vanguard High-Yield Corporate Fund. There were no other significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY: /s/ MORTIMER J. BUCKLEY*

___________________________

MORTIMER J. BUCKLEY

CHIEF EXECUTIVE OFFICER

Date: March 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY: /s/ MORTIMER J. BUCKLEY*

___________________________

MORTIMER J. BUCKLEY

CHIEF EXECUTIVE OFFICER

Date: March 22, 2021

VANGUARD FIXED INCOME SECURITIES FUNDS

BY: /s/ JOHN BENDL*

___________________________

JOHN BENDL

CHIEF FINANCIAL OFFICER

Date: March 22, 2021

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on December 18, 2020 (see File Number 33-64845), Incorporated by Reference